                                                                       [ARTWORK]

                                                FRANK RUSSELL INVESTMENT COMPANY


                              1997 ANNUAL REPORT


SPECIALTY FUNDS                                REAL ESTATE SECURITIES FUND

                                               EMERGING MARKETS FUND

                                               EQUITY FUND

                                               LIMITED VOLATILITY TAX FREE FUND

                                               MONEY MARKET FUND

                                               U.S. GOVERNMENT MONEY MARKET FUND

                                               TAX FREE MONEY MARKET FUND




                                               December 31, 1997


                                               [LOGO OF RUSSELL]

Frank Russell Investment Company

Frank Russell Investment Company is a "series mutual fund" with 28 different investment portfolios. These financial statements report on seven Funds, each of which has distinct investment objectives and strategies.

Frank Russell Investment Management Company

Responsible for overall management and administration of the Funds.

Frank Russell Company

Consultant to Frank Russell Investment Management Company.

                       Frank Russell Investment Company
                                Specialty Funds

                                 Annual Report

                               December 31, 1997






                               Table of Contents

                                                                            Page
  Letter to Our clients..................................................     1
  Real Estate Securities Fund............................................     2
  Emerging Markets Fund..................................................    12
  Equity T Fund..........................................................    28
  Limited Volatility Tax Free Fund.......................................    38
  Money Market Fund......................................................    52
  U.S. Government Money Market Fund......................................    60
  Tax Free Money Market Fund.............................................    66
  Notes to Financial Statements..........................................    78
  Report of Independent Accountants......................................    86
  Tax Information........................................................    87
  Manager, Money Managers and Service Providers..........................    88


Frank Russell Investment Company - Specialty Funds
Copyright (C) Frank Russell Company 1998. All rights reserved. This material is proprietary and may not be reproduced, transferred, or distributed in any form without prior written permission from Frank Russell Company. It is delivered on an "as is" basis without warranty. The Russell logo is a trademark and service mark of Frank Russell Company. Frank Russell Company and Standard & Poor's Corporation are the owners of the trademarks, service marks, and copyrights related to their respective indexes. This material must be accompanied or preceded by a current Frank Russell Investment Company Prospectus containing complete information concerning the investment objectives and operations of the Company, charges, and expenses. The Prospectus should be read carefully before an investment is made. The performance quoted represents past performance and, except for a money market fund, the investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. An investment in a money market fund is neither insured nor guaranteed by the US government. There can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Investments in securities of non-US issuers and foreign currencies involve investment risks different than those of US issuers; the Prospectus contains further information and details regarding these risks. Income from tax-free funds may be subject to an alternative minimum tax, or state and local taxes. Russell Fund Distributors, Inc., is the distributor of Frank Russell Investment Company.

To Our Clients


Frank Russell Investment Company is pleased to present its 1997 Annual Report. This report covers information on seven of the Funds and represents the Funds' sixteenth year of operation.

During the past year we have continued our focus on the benefits of multi-manager, multi-style diversification in structuring the Funds. We remain committed to providing our clients with superior investment solutions across each of our multiple manager and style Funds. These efforts proved worthwhile in 1997 as our Funds, in general, provided solid returns as compared to their respective benchmarks and attracted many new investors, both creating significant growth in assets.

Frank Russell Investment Management Company continuously evaluates the Funds we offer our clients. Each of these Funds is carefully monitored by Russell's investment professionals to ensure that the most appropriate investment advisors and strategies are utilized within each Fund. The Advisors are monitored by the Frank Russell Investment Management Company, using the expertise and advice of the consulting group of Frank Russell Company.

During the past year, the Frank Russell Investment Company opened five new LifePoints Funds; Equity Balanced Strategy Fund, Aggressive Strategy Fund, Balanced Strategy Fund, Moderate Strategy Fund and Conservative Strategy Fund. The LifePoints Funds diversify their assets by investing in shares of six to eight Funds of the Frank Russell Investment Company, referred to as the Underlying Funds. Each LifePoints Fund has a different investment objective which it seeks to achieve by investing in different combinations of the Underlying Funds. We are excited to offer these new products which we believe will provide additional diversification and convenience through a built-in asset allocation strategy.

We look forward to having the opportunity to work with you over the upcoming year and continuing to earn your support by exceeding your expectations. Thank you for your continued confidence and investment with Frank Russell Investment Company.

Sincerely,

/s/ George F. Russell, Jr.               /s/ Lynn L. Anderson

George F. Russell, Jr.                   Lynn L. Anderson
Chairman                                 President and Chief Executive Officer
Frank Russell Company                    Frank Russell Investment Company

Real Estate Securities Fund

Portfolio Management Discussion

December 31, 1997 (Unaudited)

Objective: To achieve a high level of total return generated through above-average current income, while maintaining the potential for capital appreciation.

Invests in: Equity securities of companies in the real estate industry.

Strategy: The Fund uses a multi-manager strategy intended to achieve higher returns with moderate risk. The Fund employed the investment management services of two managers with distinct approaches to investing in real estate equity securities.

                               PERFORMANCE CHART

                        Real Estate
                        Securities -   NAREIT Equity     Lipper (C)
              Dates       Class S         REIT **       Real Estate +
           -----------  ------------   -------------    -------------
           Inception *    $10,000         $10,000          $10,000
              1989        $ 9,843         $ 9,690          $ 9,692
              1990        $ 8,276         $ 8,203          $ 8,093
              1991        $11,345         $11,118          $10,712
              1992        $13,306         $12,733          $12,093
              1993        $15,624         $15,237          $14,911
              1994        $16,754         $15,721          $14,614
              1995        $18,576         $18,119          $16,528
              1996        $25,414         $24,507          $21,656
              1997        $30,240         $29,480          $26,490


     Real Estate Securities Fund - Class S                        NAREIT Equity REIT Index
       Periods Ended       Growth of        Total                   Periods Ended       Growth of        Total
         12/31/97           $10,000        Return                      12/31/97          $10,000        Return
     -----------------   ------------   ------------              -----------------   ------------   ------------
     1 Year                $ 11,899        18.99%                 1 Year                $ 12,029       20.29%
     5 Years               $ 22,723        17.84%(S)              5 Years               $ 23,153       18.28%(S)
     Inception             $ 30,240        14.03%(S)              Inception             $ 29,480       13.71%(S)


     Real Estate Securities Fund - Class C *++                    Lipper(C) Real Estate Benchmark
       Periods Ended       Growth of        Total                   Periods Ended       Growth of        Total
         12/31/97           $10,000        Return                     12/31/97           $10,000        Return
     -----------------   ------------   ------------              -----------------   ------------   ------------
     1 Year                $  11,820       18.20%                 1 Year                $ 12,232       22.32%
     5 Years               $  22,543       17.65%(S)              5 Years               $ 21,904       16.98%(S)
     Inception             $  29,996       13.92%(S)              Inception             $ 26,490       12.53%(S)

* Real Estate Securities Fund - Class S assumes initial investment on July 28, 1989. NAREIT Index comparison for the initial investment began August 1, 1989. Lipper index comparison for the initial investment began October 1, 1989.

** NAREIT Equity REIT Index is an index composed of all the data based on the last closing price of the month for all tax-qualified REIT's listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. The data is market value-weighted. The total-return calculation is based upon whether it is 1-month, 3-months or 12-months. Only those REITS listed for the entire period are used in the total return calculation.

+ Lipper(C) Real Estate Benchmark is the average total return for the universe of funds within the Real Estate Funds investment objective. The total return for the funds reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

++ Real Estate Securities Fund - Class C - For the period, November 4, 1996 (commencement of sales) to December 31, 1997, shareholder service and Rule 12b-1 distribution fees were charged. Total return would have been lower had these fees been in effect during prior reporting periods. Class S performance linked with Class C to provide historical perspective.

(S) Annualized.

2   Real Estate Securities Fund                                  Specialty Funds

Real Estate Securities Fund

Portfolio Management Discussion

December 31, 1997 (Unaudited)


Performance Review

For the year end December 31, 1997, the Real Estate Securities Fund Class S and Class C shares reflected total returns of 19.0% and 18.2%, respectively, as compared to the NAREIT Equity REIT Index which gained 20.3%. The Fund lagged the Index primarily due to an underweighting in higher valued REITs, which appeared to be favored by momentum-oriented investors.

Portfolio Highlights

1997 was another very good year for equity REIT investments. Continuing good fundamentals for real estate in general and a very active merger and acquisition market boosted REIT prices. Three securities dominated the market during the year; Crescent, Vornado, and Starwood Lodging accounted for three percentage points of the market's 20% rise. It was also a market undergoing significant change. At year end, 50 REITs had capitalizations in excess of $1 billion -- a reflection of a strong consolidation trend and two consecutive years of strong price appreciation. There were also more REITs at year end than at the beginning, ending a trend of shrinkage in the number of issues due to consolidation. Many of the new REITs were quite interesting, including a prison REIT, a used car lot REIT, and a theater REIT.

The Real Estate Securities Fund was underweighted in the market's strongest performers during the year. The value orientation of the Fund's new manager, AEW, limited their willingness to pay up for some of these issues. Cohen & Steers produced good results again in 1997, but faced the daunting task of managing an increasingly large asset base. Both managers did, however, add value elsewhere, particularly in the fourth quarter as the market was attracted to the higher yields and lower valuations on many REITs, as well as the REIT market's isolation from problems in Asia.

--------------------------------------------------------------------------------

    Top Ten Equity Holdings
    (as a percent of Total Investments)               December 31, 1997

    Vornado Realty Trust                                        4.2%
    Rouse Co. (The)                                             3.5
    Public Storage, Inc.                                        3.4
    Mack-Cali Realty Corp.                                      3.0
    Equity Office Properties Trust                              2.9
    Security Capital Industrial Trust                           2.9
    Highwoods Properties, Inc.                                  2.8
    Starwood Lodging Trust                                      2.7
    DeBartolo Realty Corp.                                      2.7
    Spieker Properties, Inc.                                    2.7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Portfolio Characteristics
                                                      December 31, 1997

    Current PIE Ratio                                         29.8x
    Portfolio Price/Book Ratio                                2.47x
    Market Capitalization - $-Weighted Average             1.64 Bil
    Number of Holdings                                           82

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Money Managers


   AEW Capital Management, L.P.
   Cohen & Steers Capital Management

--------------------------------------------------------------------------------


Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Specialty Funds                                    Real Estate Securities Fund 3

Real Estate Securities Fund

Statement of Net Assets

December 31, 1997


                                                        Number          Market
                                                          of            Value
                                                        Shares          (000)
                                                       --------       ---------
Common Stocks (b) - 96.0%
Apartment - 16.2%
Ambassador Apartments, Inc.                              63,400       $   1,304
Apartment Investment & Management Co.                   248,800           9,143
Avalon Properties, Inc.                                 342,500          10,596
Bay Apartment Communities, Inc.                         104,300           4,068
Berkshire Realty Company, Inc.                          115,000           1,380
BRE Properties, Inc.                                     86,700           2,438
Colonial Properties Trust                               103,600           3,121
Equity Residential Properties Trust                     104,500           5,284
Essex Property Trust Inc.                               166,200           5,817
Irvine Apartment Communities, Inc.                      175,500           5,583
Merry Land & Investment Company, Inc.                    83,000           1,899
Mid-America Apartment Communities, Inc.                  41,700           1,191
Oasis Residential, Inc.                                 255,500           5,701
Post Properties, Inc.                                   311,096          12,638
Security Capital Atlantic, Inc.                         334,074           7,057
Security Capital Pacific Trust                          189,700           4,600
Smith (Charles E.) Residential Realty, Inc.             279,300           9,915
Summit Properties, Inc.                                 251,800           5,319
United Dominion Realty Trust                            214,638           2,992
                                                                      ---------
                                                                        100,046
Health Care - 5.0%
Alternative Living Services, Inc. (a)                   117,000           3,459
American Retirement Corp. (a)                           152,700           3,054
Healthcare Realty Trust, Inc.                            71,600           2,072
Meditrust Cos.                                          360,800          13,214
Sunrise Assisted Living, Inc. (a)                       210,400           8,968
                                                                      ---------
                                                                         30,767
                                                                      ---------
Hotels/Leisure - 5.3%
Boykin Lodging Company                                   78,600           2,078
Bristol Hotel Co. (a)                                   201,700           5,862
FelCor Suite Hotels, Inc.                               115,700           4,107
Homestead Village Properties, Inc. (a)                   14,499             218
RFS Hotel Investors, Inc.                               177,400           3,537
Starwood Lodging Trust                                  288,700          16,709
                                                                      ---------
                                                                         32,511
                                                                      ---------
Leasing - 0.7%
CCA Prison Realty Trust                                  37,000           1,651
Entertainment Properties Trust                           78,000           1,511
Golf Trust of America, Inc.                              32,600             946
                                                                      ---------
                                                                          4,108
                                                                      ---------
Manufactured Homes - 0.9%
Sun Communities, Inc.                                   149,800       $   5,383
                                                                      ---------
                                                                          5,383
                                                                      ---------
Office/Industrial - 36.7%
AMB Property Corp.                                      146,500           3,681
Arden Realty Group, Inc.                                359,200          11,045
Bedford Property Investors, Inc.                        126,500           2,767
Brandywine Realty Trust                                 172,000           4,322
CarrAmerica Realty Corp.                                278,650           8,830
Catellus Development Corp. (a)                          541,200          10,824
CenterPoint Properties Corp.                            171,800           6,034
Cousins Properties, Inc.                                279,900           8,204
Crescent Operating, Inc. (a)                             47,900           1,162
Crescent Real Estate Equities, Inc.                     379,100          14,927
Duke Realty Investment, Inc.                              4,000              97
Equity Office Properties Trust                          555,949          17,547
First Industrial Realty Trust, Inc.                     396,400          14,320
Highwoods Properties, Inc.                              466,600          17,352
Kilroy Realty Corp.                                     247,700           7,121
Liberty Property Trust                                  186,400           5,324
Mack-Cali Realty Corp.                                  455,900          18,692
Meridian Industrial Trust, Inc.                         213,900           5,454
Pacific Gulf Properties, Inc.                           127,500           3,028
Prentiss Properties Trust                               259,300           7,244
Reckson Associates Realty Corp.                         440,200          11,170
Security Capital Group, Inc. (a)                        146,600           4,765
Security Capital Group, Inc. 1998 Warrants (a)           66,050             347
Security Capital Industrial Trust                       703,018         17,488
SL Green Realty Corp.                                    97,300          2,524
Spieker Properties, Inc.                                380,800         16,327
Trizec Hahn Corp.                                        78,500          1,820
Weeks Corp.                                             120,900          3,869
                                                                      --------
                                                                       226,285
                                                                      --------
Outlet Centers - 3.1%
Chelsea GCA Realty, Inc.                                104,200          3,979
Prime Retail, Inc.                                      502,900          7,135
Tanger Factory Outlet Centers, Inc.                     253,600          7,751
                                                                      --------
                                                                        18,865
                                                                      --------
Regional Malls - 13.7%
CBL & Associates Properties, Inc.                       200,000          4,938
General Growth Properties                               408,100         14,743


4   Real Estate Securities Fund                                  Specialty Funds

Real Estate Securities Fund

December 31, 1997

                                           Number       Market
                                             of          Value
                                           Shares        (000)
                                         ----------    ---------
J.P. Realty, Inc.                          226,400      $ 5,872
Macerich Co. (The)                         331,300        9,442
Mills Corp.                                 82,300        2,016
Rouse Co. (The)                            662,900       21,710
Simon DeBartolo Realty Corp.               505,300       16,517
Taubman Centers, Inc.                      414,800        5,392
Urban Shopping Centers, Inc.               113,700        3,965
                                                        -------
                                                         84,595
                                                        -------
Self Storage - 4.1%
Public Storage, Inc.                       716,000       21,033
Shurgard Storage Centers, Inc.             147,600        4,280
                                                        -------
                                                         25,313
                                                        -------
Shopping Center - 10.3%
Bradley Real Estate, Inc.                  218,000        4,578
Developers Diversified Realty Corp.        279,200       10,679
Glimcher Realty Trust                      348,800        7,870
Kimco Realty Corp.                         276,100        9,733
Kranzco Realty Trust                       180,000        3,454
Malan Realty Investors, Inc.                74,100        1,343
Vornado Realty Trust                       550,200       25,825
                                                        -------
                                                         63,482
                                                        -------
Total Common Stocks
(cost $465,221)                                         591,355
                                                        -------

                                         Principal      Market
                                           Amount       Value
                                           (000)        (000)
                                         ---------     --------
Short-Term Investment - 3.5%
Frank Russell Investment Company
   Money Market Fund,
   due on demand (c)                      $ 21,550     $ 21,550
                                                       --------
Total Short-Term Investment
(cost $21,550)                                           21,550
                                                       --------
Total Investments
(identified cost $486,771)(d) - 99.5%                   612,905
Other Assets And Liabilities,
Net-0.5%                                                  2,966
                                                       --------
Net Assets-- 100.0%                                    $615,871
                                                       ========


(a) Nonincome-producing security.
(b) All common stocks held are Real Estate Investment Trusts (REIT) with the exception of the following:
         Alternative Living Services, Inc.
         American Retirement Corp.
         Bristol Hotel Co.
         Catellus Development Corp.
         Crescent Operating, Inc.
         Rouse Co. (The)
         Sunrise Assisted Living, Inc.
         Trizec Hahn Corp.
(c) At cost, which approximates market.
(d) See Note 2 for federal income tax information.

        The accompanying notes are an integral part of the financial statements.

Specialty Funds                                    Real Estate Securities Fund 5

Real Estate Securities Fund

Statement of Assets and Liabilities

December 31, 1997

                                                                                                                     Amounts in
                                                                                                                   thousands (except
                                                                                                                   per share amount)
Assets
Investments at market (identified cost $486,771)(Note 2)...................................................... $            612,905
Cash..........................................................................................................                  196
Receivables:
    Dividends.................................................................................................                2,936
    Investments sold..........................................................................................                4,625
    Fund shares sold..........................................................................................                3,487
                                                                                                               --------------------
       Total Assets...........................................................................................              624,149

Liabilities
Payables:
    Investments purchased............................................................... $            7,263
    Fund shares redeemed................................................................                397
    Accrued fees to affiliates (Note 4).................................................                521
    Other accrued expenses..............................................................                 97
                                                                                         ------------------
       Total Liabilities......................................................................................                8,278
                                                                                                               --------------------
Net Assets.................................................................................................... $            615,871
                                                                                                               ====================
Net Assets consist of:
Accumulated distributions in excess of net investment income.................................................. $                 (9)
Accumulated net realized gain (loss)..........................................................................                8,305
Unrealized appreciation (depreciation) on investments.........................................................              126,134
Shares of beneficial interest.................................................................................                  200
Additional paid-in capital....................................................................................              481,241
                                                                                                               --------------------
Net Assets.................................................................................................... $            615,871
                                                                                                               ====================
Net Asset Value, offering and redemption price per share:
    Class S ($615,482,560 divided by 19,942,784 shares of $.01 par value
      shares of beneficial interest outstanding).............................................................. $              30.86
                                                                                                               ====================
    Class C ($388,555 divided by 12,525 shares of $.01 par value
      shares of beneficial interest outstanding).............................................................. $              31.02
                                                                                                               ====================

        The accompanying notes are an integral part of the financial statements.

6   Real Estate Securities Fund                                 Specialty Funds

Real Estate Securities Fund

Statement of Operations

For the Year Ended December 31, 1997

                                                                                                                Amounts in thousands
Investment Income:
    Dividends................................................................................................. $             27,472
    Dividends from Money Market Fund (Note 5).................................................................                1,704
                                                                                                               --------------------
       Total Investment Income................................................................................               29,176

Expenses (Notes 1, 2 and 4):
    Management fees..................................................................... $            4,428
    Custodian fees......................................................................                209
    Transfer agent fees.................................................................                526
    Bookkeeping service fees............................................................                  9
    Professional fees...................................................................                 17
    Registration fees - Class S.........................................................                 75
    Distribution fees - Class C.........................................................                  1
    Shareholder servicing fees - Class C................................................                  1
    Trustees' fees......................................................................                  5
    Miscellaneous fees..................................................................                 52
                                                                                         ------------------
       Total Expenses.........................................................................................                5,323
                                                                                                               --------------------
Net investment income.........................................................................................               23,853
                                                                                                               --------------------
Realized and Unrealized
    Gain (Loss) on Investments (Notes 2 and 3)
Net realized gain (loss) from investments.....................................................................               44,736
Net change in unrealized appreciation or depreciation of investments..........................................               27,721
                                                                                                               --------------------
Net gain (loss) on investments................................................................................               72,457
                                                                                                               --------------------
Net increase (decrease) in net assets resulting from operations............................................... $             96,310
                                                                                                               ====================


        The accompanying notes are an integral part of the financial statements.

Specialty Funds                                    Real Estate Securities Fund 7

Real Estate Securities Fund

Statements of Changes in Net Assets

For the Years Ended December 31,

                                                                                                     Amounts in thousands
                                                                                                    1997                 1996
                                                                                              ------------------  -----------------
Increase (Decrease) in Net Assets
From Operations:
    Net investment income.................................................................... $           23,853  $          19,518
    Net realized gain (loss).................................................................             44,736             24,667
    Net change in unrealized appreciation or depreciation....................................             27,721             75,950
                                                                                              ------------------  -----------------
          Net increase (decrease) in net assets resulting from operations....................             96,310            120,135
                                                                                              ------------------  -----------------
From Distributions to Shareholders:
    Net investment income
      Class S................................................................................            (24,656)           (18,705)
      Class C................................................................................                 (9)                (1)
    In excess of net investment income
      Class S................................................................................                 (9)                --
    Net realized gain on investments
      Class S................................................................................            (40,156)           (18,473)
      Class C................................................................................                (25)                (4)
                                                                                              ------------------  -----------------
          Total Distributions to Shareholders................................................            (64,855)           (37,183)
                                                                                              ------------------  -----------------
From Fund Share Transactions:
   Net increase (decrease) in net assets from Fund share transactions (Note 6)...............            138,695             71,779
                                                                                              ------------------  -----------------
Total Net Increase (Decrease) in Net Assets..................................................            170,150            154,731
Net Assets
    Beginning of period......................................................................            445,721            290,990
                                                                                              ------------------  -----------------
    End of period (including accumulated distributions in excess of net investment income of $9 and undistributed net investment income
      of $812, respectively)................................................................. $          615,871  $         445,721
                                                                                              ==================  =================

        The accompanying notes are an integral part of the financial statements.

8   Real Estate Securities Fund                                  Specialty Funds

Real Estate Securities Fund

Financial Highlights - Class S

The following table includes selected data for a share outstanding throughout each year or period and other performance information derived from the financial statements.

                                                                1997          1996          1995         1994         1993
                                                            -----------   -----------    ---------    ---------    ---------
Net Asset Value, Beginning of Period ....................   $     29.19   $     23.51    $   22.53    $   22.76    $   21.50
                                                            -----------   -----------    ---------    ---------    ---------
Income From Investment Operations:
   Net investment income ................................          1.36          1.39         1.32         1.25         1.05
   Net realized and unrealized gain (loss) on investments          3.93          6.89         1.03          .40         2.68
                                                            -----------   -----------    ---------    ---------    ---------
      Total Income From Investment Operations ...........          5.29          8.28         2.35         1.65         3.73
                                                            -----------   -----------    ---------    ---------    ---------
Less Distributions:
   Net investment income ................................         (1.41)        (1.34)       (1.35)       (1.23)       (1.04)
   Net realized gain on investments .....................         (2.21)        (1.26)          --         (.45)       (1.43)
   In excess of net realized gain on investments ........            --            --           --         (.20)          --
   Tax return of capital ................................            --            --         (.02)          --           --
                                                            -----------   -----------    ---------    ---------    ---------
      Total Distributions ...............................         (3.62)        (2.60)       (1.37)       (1.88)       (2.47)
                                                            -----------   -----------    ---------    ---------    ---------
Net Asset Value, End of Period ..........................   $     30.86   $     29.19    $   23.51    $   22.53    $   22.76
                                                            ===========   ===========    =========    =========    =========
Total Return (%) ........................................         18.99         36.81        10.87         7.24        17.42

Ratios/Supplemental Data:
   Net Assets, end of period ($000 omitted) .............       615,483       445,619      290,990      209,208      145,167

    Ratios to average net assets (%):
      Operating expenses ................................          1.02          1.04         1.04         1.05         1.11
      Net investment income .............................          4.57          5.64         6.10         5.65         4.52
   Portfolio turnover rate (%) ..........................         49.40         51.75        23.49        45.84        58.38
   Average commission rate paid per share
     of security ($ omitted) ............................         .0618         .0631          N/A          N/A          N/A


Speciality Funds                                  Real Estate Securities Fund  9

Real Estate Securities Fund

Financial Highlights - Class C

The following table includes selected data for a share outstanding throughout each year or period and other performance information derived from the financial statements.

                                                                                                        1997           1996*
                                                                                                  ---------------  -------------
Net Asset Value, Beginning of Period ............................................................ $         29.18  $       26.67
                                                                                                  ---------------  -------------
Income From Investment Operations:
    Net investment income .......................................................................            1.14            .24
    Net realized and unrealized gain (loss) on investments ......................................            3.95           3.85
                                                                                                  ---------------  -------------
      Total Income From Investment Operations ...................................................            5.09           4.09
                                                                                                  ---------------  -------------
Less Distributions:
    Net investment income .......................................................................           (1.04)          (.32)
    Net realized gain on investments ............................................................           (2.21)         (1.26)
                                                                                                  ---------------  -------------
      Total Distributions .......................................................................           (3.25)         (1.58)
                                                                                                  ---------------  -------------
Net Asset Value, End of Period .................................................................. $         31.02  $       29.18
                                                                                                  ===============  =============
Total Return (%) ................................................................................           18.20          15.75(a)

Ratios/Supplemental Data:
    Net Assets, end of period ($000 omitted) ....................................................             388            101
    Ratios to average net assets (%)(b):
      Operating expenses ........................................................................            1.71           1.77
      Net investment income .....................................................................            3.94           5.31
    Portfolio turnover rate (%)(b) ..............................................................           49.40          51.75
    Average commission rate paid per share
      of security ($ omitted) ...................................................................           .0618          .0631


 *  For the period November 4, 1996 (commencement of sale) to December 31, 1996.
(a) Total return represents performance for the period November 4, 1996 to December 31, 1996.
(b) The ratios for the period ended December 31, 1996 are annualized.

10  Real Estate Securities Fund                                  Specialty Funds

Emerging Markets Fund

Portfolio Management Discussion

December 31, 1997 (Unaudited)

Objective: To provide high total return, primarily through capital appreciation, by assuming the higher level of volatility typically expected from investment in underdeveloped markets.

Invests in: Primarily emerging market equity securities.

Strategy: The Fund uses a multi-manager strategy intended to achieve higher returns with moderate risk when compared to either single country or region emerging markets investments. The Fund employed the investment management services of three managers with three separate approaches to global emerging markets investment.

                               PERFORMANCE CHART

                           EMERGING       EXTENDED      IFC INVESTABLE
            DATES          MARKETS ++  BARINGS EM ++++    COMPOSITE **
         -----------       ----------  ---------------  --------------
         Inception *        $10,000        $10,000         $10,000
            1993            $14,183        $17,628         $16,864
            1994            $13,356        $16,793         $16,775
            1995            $12,260        $15,956         $14,708
            1996            $13,763        $17,288         $15,868
            1997            $13,289        $15,672         $13,579

Growth of a $10,000 Investment

         Emerging Markets Fund                                            IFC Investable  Composite Index
           Periods Ended       Growth of          Total                   Periods Ended      Growth of          Total
             12/31/97           $10,000           Return                    12/31/97         $10,000            Return
          ---------------      ---------         --------               ----------------  --------------     -------------
          1 Year               $  9,655          (3.45)%                    1 Year           $  8,558          (14.42)%
          Inception            $ 13,289           5.95%(S)                  Inception        $ 13,579            6.42%(S)

                                                                        Extended Barings  Emerging Markets Index
                                                                          Periods Ended      Growth of           Total
                                                                            12/31/97          $10,000            Return
                                                                        ----------------  --------------     -------------
                                                                            1 Year           $  9,066           (9.34)%
                                                                            Inception        $ 15,672            9.57%(S)


* Assumes initial investment on January 29, 1993. IFC Index and Barings Index assumes initial investment on February 1, 1993.

** International Finance Corporation (IFC) Investable Composite Index is a market capitalization-weighted index of the performance of securities listed on the stock exchange(s) of the countries included in the index, calculated on a total-return basis. The investable index reflects the accessibility of markets and individual stocks to foreign investors.

++ Prior to April 1, 1995, fund performance results are reported gross of investment management fees. For the period following April 1, 1995, fund performance results are reported net of investment management fees but gross of any investment services fees. Information concerning these fees can be obtained from the fund's managers upon request.

++++ Extended Barings Emerging Markets Index is a market capitalization-weighted index of companies' performance within 20 countries in Africa, Asia, Europe and Latin America.

 (S) Annualized.


12  Emerging Markets Fund                                        Specialty Funds

Emerging Markets Fund

Portfolio Management Discussion

December 31, 1997 (Unaudited)


Performance Review

For the year ended December 31, 1997, the Emerging Markets Fund reflected a loss of 3.5%, as compared to the Barings Extended Emerging Markets Index (BEMI), which fell 9.3%. The Fund outperformed the BEMI primarily due to favorable country allocation decisions, particularly an underweighting in several of the poorest performing markets.

Portfolio Highlights

The performance of the emerging markets changed dramatically toward year end. After currency speculators exposed weaknesses in the currencies of several southeast Asian economies, stocks of emerging markets plunged steeply. The focus of the selloff was in Asia, however, countries in regions around the globe experienced similarly dramatic short-term selloffs as investors adopted a "shoot first, ask questions later" attitude. Much like 1996, the first half of 1997 was quite favorable. The Barings Extended Emerging Markets Index was up more than 19% at mid year. The second half of the year was a virtual freefall as markets in the index dropped nearly 25%. Latin American markets were not immune to the market's year end weakness, but posted good gains for the year. Several Asian markets suffered dramatic losses, particularly Malaysia, Korea, and Thailand, all of which plummeted over 60%. The Europe, Middle East, and African region produced a moderate gain, led by Russian and Turkey, which rose nearly 100% in 1997.

The Emerging Markets Fund experienced a relatively good year given the precarious investment landscape. All three of the Fund's managers exceeded the benchmark return for the year, and as a result, the Fund's 3.5% loss was nearly 600 basis points better than the index. Good country selection accounted for much of the Fund's added value as the fund avoided much of the huge losses in Asia by being underweighted and by focusing investments on stocks less impacted by the drop in share prices. The fund also benefited from overweighted holdings in Russia and several Latin American markets.

--------------------------------------------------------------------------------

Top Ten Issues
(as a percent of Total Investments)                 December 31, 1997

Telefonos de Mexico SA Series L (Mexico)                 3.0%
Telecomunicacoes Brasileiras NPV (Brazil)                2.2
CIA Anon Nacional Telefonos (Venezuela)                  2.0
YPF Sociedad Anonima Class D (Argentina)                 1.8
Petroleo Brasileiro SA NPV - ADR (Brazil)                1.7
Telecomunicacoes Brasileiras ADR (Brazil)                1.3
Cimpor Cimentos (Portugal)                               1.2
Tatneft ADR (Russia)                                     1.2
Yapi Kredi Bankasi (Turkey)                              1.1
Genesis India Investment (India)                         1.1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Portfolio Characteristics
                                          December 31, 1997

Current P/E Ratio                                16.7x
Portfolio Price/Book Ratio                       1.68x
Market Capitalization - $ - Weighted Average   7.6 Bil
Number of Holdings                                 395

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Money Managers

Genesis Asset Managers, Ltd.
Montgomery Asset Management L.P.
J.P. Morgan Investment Management, Inc.

--------------------------------------------------------------------------------

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Investments in securities of non-US issuers and foreign currencies involve investment risks different from those of US issuers. The Prospectus contains further information and details regarding these risks.

Specialty Funds                                         Emerging Markets Fund 13

Emerging Markets Fund

Statement of Net Assets

December 31, 1997

                                           Number      Market
                                             of        Value
                                           Shares       (000)
                                          --------    --------
Common Stocks - 81.7%
Argentina - 4.9%
Banco de Galicia y Buenos Aires
 Class B New - ADR                          11,900    $    306
Central Puerto SA Class B                  120,000         336
Comercial de Plata                          91,460         144
Corcemar SA Class B                         99,462         481
Cresud SA (a)                              281,400         563
Inversiones Y Representaciones              76,881         286
Inversiones Y Representaciones SA - GDR     10,372         390
Molinos Rio Plata                          171,050         411
Naviera Perez Companc Class B              176,431       1,260
Perez Companc SA Class B - ADR              33,680         467
Siderar SA Series A                        238,200       1,013
Telecom Argentina Class B                   87,122         627
Telecom Argentina SA Class B - ADR          36,800       1,316
Telefonica de Argentina Class B            150,000         563
Telefonica de Argentina Class B - ADR       40,800       1,520
Transportadora de Gas del Sur SA Class B   280,000         636
YPF Sociedad Anonima Class D - ADR         176,600       6,038
                                                      --------
                                                        16,357
                                                      --------
Australia - 0.4%
Lihir Gold, Ltd. (a)                       444,200          463
Orogen Minerals, Ltd.                      480,000          939
                                                      ---------
                                                          1,402
                                                      ---------
Austria - 0.5%
Elektrim SA (a)                                801            8
Tabak AS (a)                                 3,500          798
Zaklady Przemyslu Cukiemiczego
 Jutrzenka SA (a)                           25,900          474
Zywiec (a)                                   3,872          319
                                                      ---------
                                                          1,599
                                                      ---------
Bangladesh - 0.0%
Apex Tannery, Ltd.                           4,600           41
Beximco Infusions                            7,500           75
                                                      ---------
                                                            116
                                                      ---------
Bermuda - 0.4%
Central European Media Enterprises, Ltd.
   Class A (a)                              50,500        1,263
                                                      ---------
                                                          1,263
                                                      ---------
Brazil - 7.8%
Banco Bradesco SA NPV Rights (a)        15,332,293           55
Bompreco SA Supermercados do
  Nordeste - GDR (Regd)(a)                  28,500          526
Centrais Electricas de Santa                 5,400          556
Centrais Electricas de Santa
  Catarina SA - GDR (a)                        700           74
Companhia Brasileira de Distribuicao
Grupo
 Pao de Acucar (Regd) - GDR                  2,500           49
Companhia Cervejaria Brahma - ADR           59,171          840
Companhia Energetica de Sao                 16,300          660
Companhia Paranaense de
 Energia-Copel - ADR                        45,400          522
Copene Petroquirnica do Nordeste
 SA - ADR                                   50,600          734
Eletrobras (centrais) NPV               28,310,000        1,408
Forca E Luz (Cia Paul) NPV              15,747,000        2,074
Light - Servicos de Eletricidade SA NPV  2,810,000        1,171
Makro Atacadista - GDS (a)                  60,000          480
Makro Atacadista SA - GDR                   60,800          486
Petroleo Brasileiro Petrobras SA - ADR      78,000        1,794
Rhodia Ster SA NPV (a)                     129,820           14
Sabesp Cia Saneam                        2,107,000          500
Souza Cruz NPV                              48,620          392
Telecomunicacoes Brasileiras - ADR          36,708        4,274
Telecomunicacoes Brasileiras NPV        71,883,900        7,311
Telecomunicacoes Sao Paulo NPV (a)          19,113            4
Uniao de Bancos Brasileiros SA. -
 GDR (a)                                    32,100        1,033
Votorantim Celulose e Papel SA - ADR        39,500          400
White Martins SA - NPV                     374,738          547
                                                      ---------
                                                         25,904
                                                      ---------
Chile - 4.4%
Administradora de Fondos de Pensiones
 Provida SA - ADR                           27,870          476
Antofagasta Holdings PLC                   283,636        1,514
Banco Santander Chile Series A - ADR        36,500          516
Banco Santiago - ADR (a)                    20,000          445
Ohilgener SA - ADR                          56,697        1,389
Compania de Telecomunicaciones de
 Chile SA - ADR                             54,893        1,640
Distribucion y Servicio D&S SA - ADR (a)    40,000          742
Embotelladora Andina SA - ADR Series A      53,300        1,109
Embotelladora Andina SA - ADR Series B      46,000          894
Enersis SA - ADR                            70,755        2,052
Laboratorio Chile SA - ADR                  30,000          668
Linea Aerea Nacional Chile SA - ADR (a)     51,400          700



14  Emerging Markets Fund                                        Specialty Funds

Emerging Markets Fund

December 31, 1997

                                           Number        Market
                                             of          Value
                                           Shares         (000)
                                           -------     --------
Madeco SA-ADR                               17,142     $    261
Maderas Y Sinteticos Sociedad - ADR         25,400          241
Quinenco SA - ADR (a)                       82,100          944
Sociedad Quimica Y Minera de
 Chile SA - ADR                             15,630          688
Supermercados Unimarc SA - ADR (a)          37,100          457
                                                       --------
                                                         14,736
                                                       --------
China - 0.7%
Anhui Conch Cement Co., Ltd. (a)         1,264,000          220
China Resources Beijing Land                41,000           20
China Telecom (Hong Kong), Ltd. - ADR (a)   30,000        1,007
Huaneng Power International, Inc.
  Series N - ADR (a)                        47,400        1,099
                                                       --------
                                                          2,346
                                                       --------
Colombia - 0.1%
Banco de Colombia New - GDR                 17,300           99
Cementos Diamante SA Class B - ADR          31,200          359
                                                       --------
                                                            458
                                                       --------
Czech Republic - 1.3%
Ameriyah Cement Co.                         46,100        1,077
Czechoslovakian Value Fund (Units)(a)       62,000          357
Elektramy Opatovice AS                       2,200          255
Komercni Banka AS - GDR (a)                 45,100          541
Komercni Banka AS - GDR (144A)(a)           17,000          204
Komercni Banka IF (a)                       18,900          374
Privat Fonds (a)                            53,400          645
Vseobecny Investment Fund (a)              119,775          295
Vynosovy Investment Fund (a)                55,500          300
Zivnostenska Banka                           8,200          451
                                                       --------
                                                          4,499
                                                       --------
Ecuador - 0.3%
La Cement National - GDR (a)                 3,700          751
La Cemento Nacional CA - GDR                   700          142
                                                       --------
                                                            893
                                                       --------
Egypt - 0.8%
Al Ahram Beverage Co. S.A.E. (a)             8,700          496
Commercial International Bank (Regd) - GDR  43,250          895
Paints & Chemical Industry Co. - GDR (a)    57,600          601
Torah Portland Cement Co.                   22,985          527
                                                       --------
                                                          2,519
                                                       --------
France - 0.0%
Elf Gabon                                    1,100          179
                                                       --------
                                                            179
                                                       --------
Germany - 0.4%
Al Ahram Beverage Co. - GDR                 27,000          759
Al Ahram Beverage Co. - GDR (144A)          21,400          601
                                                       --------
                                                          1,360
                                                       --------
Greece - 1.1%
Athens Medical Center SA (Regd)             56,550          668
Ergo Bank (Regd)                            18,400          951
Hellenic Bottling                           22,000          510
Hellenic Telecommunication Organization SA  39,650          812
National Mortgage Bank                       7,020          381
Silver & Baryte Ores Mining                 23,360          424
                                                       --------
                                                          3,746
                                                       --------
Hong Kong - 2.6%
Chen Hsong Holding                       1,900,000          576
China Everbright - IHD Pacific, Ltd. (a)   220,000          177
China Merchants Holdings
 International Co. Ltd.                    250,000          257
China National Aviation Co., Ltd. (a)      190,000           40
China Resources Enterprise, Ltd.           388,000          866
China Southern Airlines (a)                500,000          129
Citic Pacific, Ltd.                        139,000          553
Goldlion Holdings, Ltd.                    894,000          297
Guangdong Investment                     1,138,000          756
Guangdong Kelon Electric Holdings          420,000          431
Jiangsu Expressway Co., Ltd. Class H (a) 4,590,000          948
New World Infrastructure, Ltd. (a)         498,300        1,122
Peregrine Investment Holdings, Ltd. -
 Formosa Chemical (a)                       12,950           15
Peregrine Investment Holdings, Ltd. -
 Hung Sheng Construction (a)                28,600           46
Peregrine Investment Holdings, Ltd. -
 Primax 2000 Warrants (a)                   40,700          503
Shanghai Industrial Holdings, Ltd.          90,000          335


Specialty Funds                                         Emerging Markets Fund 15

Emerging Markets Fund

December 31, 1997

                                           Number       Market
                                             of          Value
                                           Shares        (000)
                                         ---------     --------
Tingyi (Cayman Island) Holding Co.       3,683,000     $    480
Yue Yuen Industrial Holdings               312,800          662
Zhejiang Expressway Co., Ltd.
 Series H (a)                            1,624,000          329
                                                       --------
                                                          8,522
                                                       --------
Hungary - 2.4%
BorsodChem - GDR                            42,000        1,495
BorsodChem Rt.                              36,500        1,316
Egis Gyogyszergyar                             200           12
Magyar Tavkozlesi Rt (Regd)(a)             158,076          839
Mol Magyar Olay-Es Gazipari - GDS (a)       80,000        1,928
Richter Gedeon, Ltd. - GDR                  13,831        1,580
Zalakeramia Reszvenytarsasag - GDR (a)      45,400          411
Zalakeramia Rt.                              5,800          269
                                                       --------
                                                          7,850
                                                       --------
India - 3.8%
Bajaj Auto Ltd. - GDR (a)                   35,050          701
Bajaj Auto, Ltd. - GDR (144A)(a)            27,300          546
EIH, Ltd. - GDR (a)                         34,150          448
Genesis India Investment Co. (a)           430,000        3,569
Global Tele-Systems Group, Inc. (a)            525           10
I.T.C., Ltd.- GDR (a)                      116,800        2,307
India Cements, Ltd. - GDS (a)              114,200          108
Indian Hotels Co., Ltd. - GDR               65,100        1,211
Indian Hotels Co., Ltd. - GDR (144A)         7,000          130
Indian Petrochemicals Corp., Ltd. - GDR     38,000          195
Larsen & Toubro, Ltd. - GDR                 42,400          456
Mahanagar Telephone Nigam
 2000 Warrants (a)                         120,000          790
Raymond Woolen Mills, Ltd. - GDR (a)         5,100           13
Reliance Industries Ltd. - GDS (a)         134,300        1,155
Tata Engineering & Locomotive Co., Ltd. (a) 27,800          231
Videsh Sanchar Nigam, Ltd. (a)              60,000          822
                                                       --------
                                                         12,692
                                                       --------
Indonesia - 0.9%
Gulf Indonesia Resources, Ltd. (a)          59,850        1,317
Perusahan Perkibu                          192,000          109
PT Bank Niaga Thk (Alien Market)(a)        131,200           11
PT Matahari Putra Prima Thk (a)          1,958,000          160
PT Modem Photo Film Co. Thk (a)             70,000           20
PT Ometraco Corp.                          700,000          248
PT Ometraco Corp. 2000 Warrants (a)         75,000           20
PT Pakuwon Jati                            402,000           33
PT Ramayana Lestari Sentosa                500,000    $     470
PT Semen Cibinong TBk (a)                  538,788           25
PT Tempo Scan Pacific                      268,500           21
PT Unilever Indonesia                       19,000          105
Semen Gresik                               698,000          409
                                                       --------
                                                          2,948
                                                       --------
Israel - 0.5%
Bank Leumi Le-Israel                       292,000          490
Elbit Medical Imaging, Ltd. (a)                200            1
Elbit Systems, Ltd.                            200            3
Elbit, Ltd.                                    200            1
Supersol, Ltd.                             198,000          561
Teva Pharmaceutical Industries, Ltd.         7,220          342
Teva Pharmaceutical Industries, Ltd. - ADR   4,900          232
                                                       --------
                                                          1,630
                                                       --------
Lebanon - 0.2%
Lebareuze Lo for Dev & Recon SA             55,000          707
                                                       --------
                                                            707
                                                       --------
Luxembourg - 1.3%
Genesis Smaller Companies (a)              115,971        1,571
Millicom International Cellular SA (a)      43,000        1,597
Tata Engineering & Locomotive Co. -
 GDR(a)                                    140,700        1,171
                                                       --------
                                                          4,339
                                                       --------
Malaysia - 1.3%
Genting International (CLOB Line)(a)       162,000           19
Golden Hope Plantation                     463,000          536
Kuala Lumpur Kepong                        314,000          674
Lion Corp. Berhad                           38,400           11
London & Pacific Insurance Co. Berhad        1,600            2
Malaysia Mining Corp.                      494,800          195
Malaysian Airline System                    23,000           18
Malaysian Assurance Alliance Berhad        173,137          199
Malaysian Pacific                          241,000          579
Malaysian Tobacco                          243,000          125
Nestle Berhad                               55,000          255
Nylex Berhad                               378,500          145
O.Y.L. Industries Berhad                   119,000          278
Oriental Holdings Berhad                   192,000          235
Perlis Plantations                         160,000          226
Phileo Allied Berhad                       412,500          179
Public Finance Berhad (Alien Market)       495,000          136


16  Emerging Markets Fund                                        Specialty Funds

Emerging Markets Fund

December 31, 1997

                                           Number       Market
                                             of          Value
                                           Shares        (000)
                                          --------     --------
Renong Berhad (a)                          109,000     $     50
Shell Refining (Malaysia)                  147,000          231
Telekom Malaysia                           130,000          384
                                                       --------
                                                          4,477
                                                       --------
Mexico - 12.1%
Accel SA de CV Series B NPV (a)          1,503,000          395
Acer Computec Latino
 America SA de CV NPV (a)                  131,000          389
Alfa SA de CV Class A NPV                  427,971        2,900
Cemex SA de CV Class B NPV (a)             151,400          809
Cemex SA de CV NPV (a)                     301,640        1,366
Cifra SA de CV - ADR                        24,000          576
Cifra SA de CV Class C NPV                  97,960          220
Cifra SA de CV Series V NPV (a)             40,151           99
Compania Cervecerias Unidas SA - ADR        22,700          667
Corporacion Industrial
 Sanluis SA de CV (Units)                  180,000        1,479
Corporacion Interamericana de
 Entretenimiento SA Series B NPV (a)        65,000          504
Cydsa SA Series A NPV                      114,300          319
Desc SA de CV NPV                           80,714          760
Desc Sociedad de Fomento
 Industrial SA de CV Series B NPV           65,200          623
Empresa Nacional de Electric - ADR          57,600        1,019
Empresas ICA Sociedad - ADR                125,628        2,065
Empresas La Modema SA de CV - ADR (a)       24,386          529
Empresas La Modema SA de CV
 Class A NPV (a)                            59,000          321
Fomento Economico Mexicano SA de CV
 Series B NPV                              343,000        2,741
Grupo Carso Series A NPV                    64,500          431
Grupo Casa Autrey SA de CV - ADR            11,000          225
Grupo Financiero Banamex AC
 Series B NPV (a)                          211,000          631
Grupo Financiero Banorte SA de CV
 Series B NPV (a)                        1,090,000        1,899
Grupo Industrial Maseca Series B NPV       380,000          393
Grupo Industrial SA de CV New - ADR         40,000          620
Grupo lusacell SA de CV - ADR Series L (a)   5,600          121
Grupo Modelo SA Series C                    46,700          392
Grupo Radio Centro SA de CV - ADR           40,700          580
Herdez Class B NPV                         300,000          253
Industrias Penoles NPV                      18,000           81
Kimberly-Clark, Mexico Class A NPV         345,000        1,689
Panamerican Beverages, Inc. Class A         58,000        1,892
Ponderosa Industrial SA de CV
 Series B NPV (a)                          460,000          397
Seguros Comercial America Series B NPV (a)  87,000          356
Sigma Alimentos, SA Series B                34,000          516
Telefonos de Mexico SA Series L - ADR      174,750        9,797
Transportacion Maritima
 Mexicana SA de CV Series A - ADR (a)       80,000          490
TV Azteca SA de CV - ADR (a)                85,000        1,918
                                                       --------
                                                         40,462
                                                       --------
Morocco - 0.7%
Banque Marocaine Du Commerce
 Exterieur - GDR (a)                        69,835        1,405
ONA SA                                       4,700          407
Wafabank                                     4,600          428
                                                       --------
                                                          2,240
                                                       --------
Netherlands - 0.3%
Ceteco Holding NV                           25,827        1,159
                                                       --------
                                                          1,159
                                                       --------
Pakistan - 1.1%
Adarujee Insurance                           6,562           13
Dandot Cement Co. (a)                        3,937            1
Fauji Fertilizer                           330,800          633
Hub Power Co. (a)                           44,200        1,370
Pakistan State Oil                         168,877        1,437
Pakistan Telecommunications Corp. (a)      160,000          121
                                                       --------
                                                          3,575
                                                       --------
Panama - 0.2%
Banco Latinoamericano de
 Exportaciones SA Class E                   14,000          579
                                                       --------
                                                           579
                                                       --------
Papua New Guinea - 0.4%
Oil Search, Ltd. (Australia Regd)          700,000        1,266
                                                       --------
                                                          1,266
                                                       --------
Peru - 1.6%
Cementos Norte Pacasmayo SA Class T        275,394          389
Compania de Minas Buenaventura
 Series B - ADR                             29,400          470
CPT Telefonica del Peru Class B            289,098          646
Credicorp, Ltd.                             21,165          381


Specialty Funds                                         Emerging Markets Fund 17

Emerging Markets Fund

December 31, 1997

                                           Number       Market
                                             of          Value
                                           Shares        (000)
                                          --------     --------
Enrique Ferreyros                          148,701     $    157
Ferreyros SA - ADR (a)                      10,875          225
Telefonica Del Peru SA Class B - ADR       132,200        3,082
                                                       --------
                                                          5,350
                                                       --------
Philippines - 1.2%
Ayala Land, Inc. (a)                       821,772          325
Bacnotan Consolidated                      185,354           59
Belle Corporation (a)                    1,600,000           62
Far East Bank & Trust Co.                   65,792           80
First Philippine Holdings Class B          404,967          315
International Container (a)                311,500           38
Ionics Circuit, Inc. NPV                   230,000           94
Manila Electric Co. Class B                233,847          774
Music Semiconductors Corp. (a)             671,000          240
PCI Leasing & Finance, Inc. (a)            477,000           10
Philippine Long Distance
 Telephone Co. - ADR                        76,627        1,724
Philippine National Bank (a)                70,212          154
Uniwide Holdings, Inc. (a)               2,304,000           34
                                                       --------
                                                          3,909
                                                       --------
Poland - 0.6%
Bank Handlowy W. Warszawie SA - GDR (a)     41,284          547
Bank Slaski SA                               3,400          188
KGHM Polska Miedz SA - GDR (a)              77,000          558
Polish National Investment Fund (a)          8,000          284
Prokom Software SA - GDR (a)                28,000          315
WBK                                         50,600          259
                                                       --------
                                                          2,151
                                                       --------
Portugal - 3.6%
Banco Espir Santo (Regd)                    29,900          890
Brisa-Auto Estradas de
 Portugal SA (Regd)(a)                      31,000        1,111
Capital Portugal (a)                         1,307          203
Cimpor Cimentos de Portugal                154,000        4,036
Companhia de Seguros Tranquilidade          28,500          684
Electricidade de Portugal SA (a)            47,100          892
Portugal Telecom SA - ADR                   31,000        1,457
Sonae Investimentos SA                      68,500        2,771
                                                       --------
                                                         12,044
                                                       --------
Russia - 4.4%
Irkutshkenegro - Russian Depositary
 Trust (a)                                      23          874
Lukoil - Russian Depositary Trust (a)            5          575
Lukoil OilCo. - ADR                         32,900        3,010
Mosenergo - ADR (a)                         30,200        1,114
SFMT, Inc. (a)                               2,000           40
Surgutneftegaz - ADR                       201,100        2,011
Tatneft - ADR                                8,700        1,218
Tatneft - ADR (144A)                        28,400        3,976
Trade House GUM - ADR                       62,000          380
Ukraine Enterprise Corp. (a)                31,000           43
Unified Energy Systems - GDR (a)            22,500          675
Vimpel-Communications - ADR (a)             20,200          720
                                                       --------
                                                         14,636
                                                       --------
Singapore - 0.1%
Star Cruises PLC (a)                       162,000          335
                                                       --------
                                                            335
                                                       --------
Slovakia - 0.1%
Slovakofama AS                               2,200          288
                                                       --------
                                                            288
                                                       --------
South Africa - 5.4%
Amalgamated Banks of South Africa          183,900        1,058
Anglo America Coal                           2,260          105
Anglo America Corp. SA                      13,500          545
Anglo American Industrial Corp.              2,130           52
Barlow, Ltd.                                82,900          704
Billiton PLC (a)                           355,760          914
Consolidated African Mines, Ltd. (a)     2,174,500          626
De Beers Centenary AG                       60,000        1,221
Del Monte Royal Food, Ltd.                 732,100          481
Ellerine Holdings, Ltd.                     19,502          126
Engen, Ltd.                                108,591          552
Gencor, Ltd. - ADR                          10,935           15
Highstone Property                         630,000          194
Highveld Steel & Vanadium Corp., Ltd.      202,134          444
Impala Platinum Holdings, Ltd.              33,300          318
Investec Group, Ltd.                        13,200          508
Iscor                                    2,150,191          636
JCI, Ltd.                                  156,487          699
JD Group, Ltd.                              64,121          392
Kersaf Investments, Ltd.                    76,600          401


18  Emerging Markets Fund                                        Specialty Funds

Emerging Markets Fund

December 31, 1997

                                                Number       Market
                                                  of         Value
                                                Shares        (000)
                                               --------     --------
Lonrho PLC                                      293,757     $    447
Murray & Roberts Holdings, Ltd.                 226,600          342
New Clicks Holdings, Ltd.                        53,722           66
PepsiCo International, Inc. (a)                   2,000          174
Plate Glass and Shatterprufe Industries, Ltd.    22,166          424
Rembrandt Group, Ltd.                           145,752        1,063
Safmarine & Rennie Holdings, Ltd.               168,700          309
Sappi, Ltd.                                     124,500          627
Sasol NPV                                       285,494        2,992
South African Breweries                          42,400        1,046
Trans Natal Coal Corp., Ltd.                    115,600          419
                                                             -------
                                                              17,900
                                                             -------
South Korea - 1.1%
Dong-Ah Construction - EDR (a)                    2,154            2
Hana Bank - GDR (a)                              46,385          262
Hanwha Chemical Corp. (a)                        61,591           61
Housing & Commercial Bank
 Korea - GDR (144A)(a)                           62,700          329
Housing & Commercial Bank, Korea                 33,240          224
Hyundai Motor Co. - GDR (a)                      41,100           64
Korea Electric Power Corp.                       32,700          303
Korea Long-Term Credit Bank                      24,500          150
Korea Mobile Telecommunications Corp.               123           32
Pohang Iron & Steel                               5,400          146
Pohang Iron & Steel - ADR                        11,700          204
Samsung Electronics Co. - GDR (a)                24,981          394
Samsung Electronics, Ltd. (a)                     7,059          160
Samsung Electronics, Ltd. - GDR (a)              87,102          457
Shin Han Bank (a)                                45,000          201
Ssangyong Cement Co., Ltd.                       43,400           92
Ssangyong Oil Refining Co., Ltd.                 62,620          265
Tae Young Corp.                                  16,000          250
                                                             -------
                                                               3,596
                                                             -------
Spain - 0.2%
Quilmes Industrial (Regd)(a)                     55,000          591
                                                             -------
                                                                 591
                                                             -------
Sri Lanka - 0.2%
Aitken Spence & Co.                               8,700           20
Ceylon Theatre                                   13,660           44
Development Finance Corp.                        83,333          324
Hayleys                                          18,240           63
John Keells Holdings, Ltd.                       34,828          190
National Development Bank                         9,800           36
                                                             -------
                                                                 677
                                                             -------
Switzerland - 0.3%
Holderbank Financiere Glarus AG (BR)              1,392        1,136
                                                             -------
                                                               1,136
                                                             -------
Taiwan - 3.1%
Advanced Semiconductor
 Engineering - GDR (a)                           19,000          372
Asia Cement Corp. - GDR                          72,059          839
China Steel Corp. - GDS (a)                      56,712          837
Delta Electronic Industrial (a)                  66,000          263
Evergreen Marine Corp. - GDR                     70,486          775
Hocheng Group Corp. - GDR                       126,566          949
Peregrine SEC -
 Bharat Petroleum (a)                            10,700          114
Peregrine Investment Holdings, Ltd. -
 China Development 2000 Warrants (a)            263,000          750
President Enterprises - GDS (a)                  73,200          860
ROC Taiwan Fund                                  76,500          622
Siliconware Precision Industries Co. - GDR (a)   76,000          958
Taiwan Fund, Inc.                                52,600          868
Yageo Corp. - GDR (a)                           110,416        1,242
Yang Ming Marine Transport - GDR (a)            101,600          792
                                                             -------
                                                              10,241
                                                             -------
Thailand - 1.0%
Advanced Information Services
 (Alien Market)                                  96,600          461
Ban Pu Coal (Alien Market)                       41,100          165
Bangkok Bank (Alien Market)                     184,300          459
Central Pattana Public Co., Ltd.
 (Alien Market)                                 124,700           39
Grammy Entertainment PLC (Alien Market)          42,000          174
Hemaraj Land and Developement PLC
 (Alien Market)                                 105,000          111
Krung Thai Bank PLC (Alien Market)               56,500           12
Land & House (Alien Market)                      29,842            6
Phatra Thanakit Co. (Alien Market)               58,300           32
Pizza Public Co., Ltd. (Alien Market)            97,000          171
Precious Shipping (Alien Market)                137,000           88


Specialty Funds                                        Emerging Markets Fund 19

Emerging Markets Fund

December 31, 1997

                                                  Number        Market
                                                    of          Value
                                                  Shares        (000)
                                                 --------    ---------
PTT Exploration & Production PLC
 (Alien Market)                                   100,000    $   1,151
Regional Container Line (Alien Market)             66,900           51
Siam Cement Co. (Alien Market)                     25,800          204
Swedish Motor Public Co., Ltd.
 (Alien Market)                                   164,900           41
TelecomAsia (Alien Market)(a)                     461,400           88
Thai Farmers Bank (Alien Market)                   84,400          153
Thai Farmers Bank PLC 2002 Warrants
  (Alien Market)(a)                                 4,875            1
Tipco Asphalt Public Co., Ltd.                     11,000            8
                                                              --------
                                                                 3,415
                                                              --------
Turkey - 3.3%
Akansa Cimento AS                               7,148,000        1,000
Aksigorta AS                                    9,426,000          603
EGE Biracilik Ve Malt Sanayii                   5,899,000          534
Erciyas Biracilik Ve Malt Sanayii               2,165,374          303
Ford Otomatio San                                 618,000          514
Kazkommertsbank Co. - GDR (a)                       4,800           96
Koc Holding                                     4,953,000        1,159
Migros                                            771,750          698
Sarkuysan Elektrolitik Bakir                    4,245,000          379
T Garanti Bankasi                               7,882,221          390
T Sise Cam (a)                                 20,042,024        1,475
Yapi Kredi Bankasi                             96,831,316        3,691
                                                              --------
                                                                10,842
                                                              --------
United Kingdom - 0.6%
Ashanti Goldfields, Ltd. - ADR                    107,200          804
Billiton PLC - ADR (a)                             54,678          130
Lonrho PLC                                        465,816          719
Pliva d.d. - GDR (a)                               23,200          404
                                                              --------
                                                                 2,057
                                                              --------
United States - 0.4%
Enron Corp.                                        32,161        1,337
                                                              --------
                                                                 1,337
                                                              --------
Venezuela - 3.2%
CIA Anon Nacional Telefonos de
 Venezuela - ADR                                  157,546        6,558
Electricidad de Caracas (Regd)                  1,001,013        1,201
Mavesa SA - ADR                                   151,875          968
Siderurgica Venezolana Sivensa - ADR              395,000        1,561
Siderurgica Venezolana
 Sivensa - GDR (144A)(a)                           35,909          216
                                                              --------
                                                                10,504
                                                              --------
Zimbabwe - 0.4%
Delta Corp.                                     1,328,757          880
Reunion Mining PLC (a)                            250,000          341
                                                              --------
                                                                 1,221
                                                              --------
Total Common Stocks
 (cost $281,428)                                               272,053
                                                              --------
Preferred Stocks - 11.7%
Argentina - 0.4%
Quilmes Industrial Quinsa Societe - ADR            92,950        1,272
                                                              --------
                                                                 1,272
                                                              --------
Brazil - 10.1%
Banco Bradesco SA NPV                         358,606,720        3,535
Banco Itau SA (Regd)                            5,934,031        3,190
Brahma (cia Cervej) NPV                         1,093,000          735
Brasmotor SA NPV                                4,575,000          451
Cia Riograndense Telecom NPV (a)                  751,000          925
Companhia Brasileira de Distribuicao
 Grupo Pao de Acucar - NPV                      9,500,000          174
Companhia Brasileira de Projetos e
 Obras (Units)(a)                              36,700,000          671
Companhia Energetica de Minas                  50,879,399        3,247
Companhia Energetica de
 Sao Paulo - ADR (Regd)                            16,800          279
Companhia Energetica de Sao Paulo NPV          20,825,000        1,250
Companhia Paranaense de Energia - Copel        57,640,000          782
Companhia Paranaense de Energia
 Copel Class B - ADR                               15,800          216
Coteminas (Cia Tec) NPV                         2,305,105          826
Duratex SA (BR)                                 3,364,000          133
Electrobras Series B NPV                        6,210,000          317
Empresa Nacional de Comercio
 Redito e Participacoes SA NPV (a)              2,305,105            2
Industrias Klabin de Papel e
  Celulose SA NPV                               1,214,928          555
Iochpe Maxion SA - ADR (a)                        232,300          396
Itausa Investimentos Itau SA                    1,100,000          857
Kepler Weber SA NPV (a)                             3,200           13


20 Emerging Markets Fund                                        Specialty Funds

Emerging Markets Fund

December 31, 1997

                                           Number       Market
                                             of         Value
                                           Shares       (000)
                                         ---------     --------
Lojas Arapua SA NPV                     54,300,000     $    195
Lojas Renner SA NPV                      6,000,000          188
Marcopolo SA - NPV                       2,760,000          326
Odebrecht SA - NPV                      11,793,000           79
Perdigao SA NPV                        225,200,000          295
Petro Ipiranga (cia) NPV                79,100,000        1,205
Petrobras Distribuidora NPV             19,872,500          347
Petroleo Brasileiro SA NPV              23,698,866        5,542
Telecomunicacoes - NPV                   5,230,047        1,392
Telecomunicacoes Brasileiras - NPV      23,035,542        2,628
Telecomunicacoes de Minas Gerais
 Class B NPV                             9,292,000        1,174
Telecomunicacoes de Minas Gerais
 Series B NPV (a)                           33,489            4
Telecomunicacoes de Sao Paulo SA -
 TELESP (a)                                175,358           47
Telecomunicacoes do Rio de
 Janeiro SA - Telerj NPV (a)               250,123           26
Telecomunicacoes do Rio de
 Janeiro SA NPV                          8,650,817          899
Votorantim Papale                       20,700,000          399
Weg SA                                     630,000          384
                                                        -------
                                                         33,684
                                                        -------
Colombia - 0.0%
Gran Cadena de Almacenes Class B - ADR      23,920          179
                                                        -------
                                                            179

                                                            179
                                                        -------
Greece - 0.1%
Delta Dairy                                 25,520          229
                                                        -------
                                                            229
                                                        -------
Portugal - 0.2%
Filmes Lusomundo-SGPS SA                    61,000          558
                                                        -------
                                                            558
                                                        -------
Russia - 0.9%
Fleming Russia Securities Fund (a)          53,458        1,096
Lukoil Holding Oil Co. - ADR                62,300        1,884
                                                        -------
                                                          2,980
                                                        -------
Total Preferred Stocks
(cost $33,335)                                           38,902
                                                        -------

Long-Term Investments - 0.7%
Brazil - 0.1%
Casa Anglo Series 2
     1.000% due 11/01/99 (conv.)                 3          214
                                                       --------
                                                            214
                                                       --------
Indonesia - 0.0%
Modemland Realty
    6.000% due 01/04/03 (conv.)       IDR       30            8
                                                       --------
                                                              8
                                                       --------
Malaysia - 0.0%
Phileo Allied Berhad
    4.000% due 09/12/01 (conv.)                275           23
                                                       --------
                                                             23
                                                       --------
Poland - 0.1%
Elektrim Spolka Akcyjna SA
    2.000% due 05/30/04 (conv.)                596          315
                                                       --------
                                                            315
                                                       --------
South Korea - 0.1%
Shinwon Corp.
    0.500% due 12/31/08 (conv.)                520          489
                                                       --------
                                                            489
                                                       --------
Taiwan - 0.4%
Far Eastern Dept. Stores
    3.000% due 07/06/01 (conv.)                981          863
United Microelectronics Corp., Ltd.
    1.250% due 06/08/04 (conv.)(a)             215          570
                                                       --------
                                                          1,433
                                                       --------
Total Long-Term Investments
 (cost $2,568)                                            2,482
                                                       --------
Short-Term Investments - 4.0%
United States - 4.0%
Frank Russell Investment Company
Money Market Fund, due on demand (b)        13,240       13,240
                                                        -------
Total Short-Term Investments
(cost $13,240)                                           13,240
                                                        -------


Specialty Funds                                        Emerging Markets Fund 21

Emerging Markets Fund

December 31, 1997

                                                        Market
                                                        Value
                                                        (000)
                                                      ---------
Total Investments
(identified cost $330,571)(c) - 98.1%                 $ 326,677
Other Assets and Liabilities,
Net-1.9%                                                  6,375
                                                      ---------
Net Assets - 100.0%                                   $ 333,052
                                                      =========


(a) Nonincome-producing security.
(b) At cost, which approximates market.
(c) See Note 2 for federal income tax information.

Abbreviations:
ADR - American Depositary Receipt
EDR - European Depositary Receipt
GDR - Global Depositary Receipt
GDS - Global Depositary Share
NPV - No Par Value
NV - Nonvoting
PLC - Public Limited Company
SEC - Shareholders Equity Certificates
144A - Represents private placement security for qualified buyers according to rule 144A of the Securities Act of 1933.

Foreign Currency Abbreviations:
ARS - Argentina peso
GRD - Greek drachma
IDR - Indonesian rupiah
THB - Thailand baht
TRL - Turkish lira

        The accompanying notes are an integral part of the financial statements.

22  Emerging Markets Fund                                        Specialty Funds

Emerging Markets Fund

December 31, 1997

                                         % of           Market
                                         Net            Value
Industry Diversification                Assets          (000)
------------------------------------  ----------      ---------
Auto & Transportation                     3.1%        $  10,406
Consumer Discretionary                   11.3            37,671
Consumer Staples                          8.3            27,764
Financial Services                       13.1            43,743
Health Care                               0.6             1,895
Integrated Oils                           8.4            27,857
Materials & Processing                   14.3            47,554
Miscellaneous                             6.7            22,322
Other Energy                              3.4            11,366
Producer Durables                         2.0             6,496
Technology                                1.5             5,105
Utilities                                20.7            68,776
Short-Term Investments                    4.0            13,240
Long-Term Investments                     0.7             2,482
                                      ----------      ---------
Total Investments                        98.1           326,677
Other Assets and Liabilities, Net         1.9             6,375
                                      ----------      ---------
Net Assets                              100.0%        $ 333,052
                                      ==========      =========

                                         % of           Market
                                          Net           Value
Geographic Diversification              Assets          (000)
------------------------------------  ----------      ---------
Latin America                            45.2%        $ 150,592
Europe                                   21.1            70,501
Pacific Basin                            18.4            61,470
Africa                                    6.5            21,361
United Kingdom                            0.6             2,057
United States                             0.4             1,337
United States (Short-Term Investments)    4.0            13,240
Middle East                               1.5             4,856
Bermuda                                   0.4             1,263
                                      ----------      ---------
Total Investments                        98.1           326,677
Other Assets and Liabilities, Net         1.9             6,375
                                      ----------      ---------
Net Assets                              100.0%        $ 333,052
                                      ==========      =========


Foreign Currency Exchange Spot Contracts
(Note 2)


                                                  Unrealized
Contracts to        In                           Appreciation
   Deliver      Exchange For       Settlement   (Depreciation)
    (000)          (000)              Date          (000)
------------  ----------------     ----------   --------------
USD       35  ARS           35      01/02/98                --
USD        9  GRD        2,375      01/05/98                --
USD      914  TRL  188,048,688      01/05/98                (7)
                                                --------------
                                                $           (7)
                                                ==============


Forward Foreign Currency Exchange Contracts
(Note 2)

                                                Unrealized
 Contracts to    In Exchange                   Appreciation
   Deliver           For         Settlement   (Depreciation)
    (000)           (000)           Date          (000)
-------------    -----------     ----------   --------------
THB    71,145    USD   1,762      02/23/98    $          258
                                              ==============


        The accompanying notes are an integral part of the financial statements.

Specialty Funds                                        Emerging Markets Fund 23

Emerging Markets Fund

Statement of Assets and Liabilities

December 31, 1997

                                                                                                                      Amounts in
                                                                                                                   thousands (except
                                                                                                                   per share amount)
Assets
Investments at market (identified cost $330,571)(Note 2)....................................................   $            326,677
Foreign currency holdings (identified cost $4,219)..........................................................                  3,903
Forward foreign currency exchange contracts (cost $1,762)(Note 2)...........................................                  1,762
Foreign currency exchange spot contracts (cost $958)(Note 2)................................................                    951
Receivables:
  Dividends and interest....................................................................................                  1,155
  Investments sold..........................................................................................                  3,259
  Fund shares sold..........................................................................................                  3,974
  Foreign taxes recoverable.................................................................................                     13
Deferred organization expenses (Note 2).....................................................................                      1
                                                                                                               --------------------
       Total Assets.........................................................................................                341,695

Liabilities
Payables:
  Bank overdraft......................................................................   $              491
  Investments purchased...............................................................                4,413
  Fund shares redeemed................................................................                  714
  Accrued fees to affiliates (Note 4).................................................                  392
  Other accrued expenses and payables.................................................                  171
Forward foreign currency exchange contracts (cost $1,762)(Note 2).....................                1,504
Foreign currency exchange spot contracts (cost $958)(Note 2)..........................                  958
                                                                                         ------------------
    Total Liabilities.......................................................................................                  8,643
                                                                                                               --------------------
Net Assets..................................................................................................   $            333,052
                                                                                                               ====================
Net Assets consist of:
Accumulated distributions in excess of net investment income................................................   $               (862)
Accumulated net realized gain (loss)........................................................................                (13,576)
Unrealized appreciation (depreciation) on:
  Investments...............................................................................................                 (3,894)
  Foreign currency-related transactions.....................................................................                    (46)
Shares of beneficial interest...............................................................................                    283
Additional paid-in capital..................................................................................                351,147
                                                                                                               --------------------
Net Assets..................................................................................................   $            333,052
                                                                                                               ====================
Net Asset Value, offering and redemption price per share:
   ($333,051,657 divided by 28,254,105 shares of $.01 par value
    shares of beneficial interest outstanding)..............................................................   $              11.79
                                                                                                               ====================


        The accompanying notes are an integral part of the financial statements.

24  Emerging Markets Fund                                        Specialty Funds

Emerging Markets Fund

Statement of Operations

For the Year Ended December 31, 1997

                                                                                                         Amounts in thousands
Investment Income:
  Dividends..........................................................................................    $              7,455
  Dividends from Money Market Fund (Note 5)..........................................................                   1,657
  Interest...........................................................................................                     139
  Less foreign taxes withheld........................................................................                    (509)
                                                                                                         --------------------
       Total Investment Income.......................................................................                   8,742

Expenses (Notes 2 and 4):
  Management fees.............................................................   $            4,167
  Custodian fees..............................................................                  894
  Transfer agent fees.........................................................                  447
  Bookkeeping service fees....................................................                   36
  Professional fees...........................................................                   33
  Registration fees...........................................................                   77
  Trustees' fees..............................................................                    4
  Amortization of deferred organization expenses..............................                    7
  Miscellaneous...............................................................                   47
                                                                                 ------------------
       Total Expenses................................................................................                   5,712
                                                                                                         --------------------
Net investment income................................................................................                   3,030
                                                                                                         --------------------
Realized and Unrealized
  Gain (Loss) on Investments (Notes 2 and 3)
Net realized gain (loss) from:
  Investments.................................................................               (4,274)
  Foreign currency-related transactions.......................................                 (564)                   (4,838)
                                                                                 ------------------
Net change in unrealized appreciation or depreciation of:
  Investments.................................................................              (18,113)
  Foreign currency-related transactions.......................................                   (9)                  (18,122)
                                                                                 ------------------      --------------------
Net gain (loss) on investments.......................................................................                 (22,960)
                                                                                                         --------------------
Net increase (decrease) in net assets resulting from operations......................................    $            (19,930)
                                                                                                         ====================


        The accompanying notes are an integral part of the financial statements.

Specialty Funds                                        Emerging Markets Fund 25

Emerging Markets Fund

Statements of Changes in Net Assets

For the Years Ended December 31,

                                                                                                     Amounts in thousands
                                                                                                    1997                 1996
                                                                                              ------------------  -----------------
Increase (Decrease) in Net Assets
From Operations:
    Net investment income..............................................................       $            3,030  $           1,770
    Net realized gain (loss)...........................................................                   (4,838)               831
    Net change in unrealized appreciation or depreciation..............................                  (18,122)            20,295
                                                                                              ------------------  -----------------
       Net increase (decrease) in net assets resulting from operations.................                  (19,930)            22,896
                                                                                              ------------------  -----------------
From Distributions to Shareholders:
    Net investment income..............................................................                   (1,176)            (1,543)
    In excess of net investment income.................................................                   (2,439)            (1,918)
                                                                                              ------------------  -----------------
       Total Distributions to Shareholders.............................................                   (3,615)            (3,461)
                                                                                              ------------------  -----------------
From Fund Share Transactions:
    Net increase (decrease) in net assets from Fund share transactions (Note 6)........                  85,107              79,382
                                                                                              ------------------  -----------------
Total Net Increase (Decrease) in Net Assets............................................                  61,562              98,817
Net Assets
    Beginning of period................................................................                 271,490             172,673
                                                                                              ------------------  -----------------
    End of period (including accumulated distributions in excess of
      net investment income of $862 and $1,854, respectively)..........................       $         333,052   $         271,490
                                                                                              ==================  =================

        The accompanying notes are an integral part of the financial statements.

26  Emerging Markets Fund                                       Specialty Funds

Emerging Markets Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each year or period and other performance information derived from the financial statements.

                                                                                          1997      1996     1995    1994    1993*
                                                                                        --------  -------  -------  ------ --------
Net Asset Value, Beginning of Period...........................................         $  12.35  $ 11.16  $ 12.25  $ 13.90 $  10.00
                                                                                        --------  -------  -------  ------- --------
Income From Investment Operations:
    Net investment income......................................................              .14       .10     .11     .15       .07
    Net realized and unrealized gain (loss) on investments.....................             (.56)     1.26   (1.12)  (1.24)     4.09
                                                                                        --------  --------  -------  ------ --------
       Total Income From Investment Operations.................................             (.42)     1.36    (1.01)  (1.09)    4.16
                                                                                        --------  --------  -------  ------ --------
Less Distributions:
    Net investment income......................................................             (.05)     (.08)    (.03)   (.10)   (.07)
    In excess of net investment income.........................................             (.09)     (.09)    (.02)   (.10)   (.01)
    Net realized gain on investments...........................................               --        --       --    (.31)   (.18)
    In excess of net realized gain on investments..............................               --        --     (.03)   (.05)     --
                                                                                        --------  --------  -------  ------ --------
       Total Distributions.....................................................             (.14)     (.17)    (.08)   (.56)   (.26)
                                                                                        --------  --------  -------  ------ --------
Net Asset Value, End of Period.................................................         $  11.79  $  12.35 $  11.16 $ 12.25 $ 13.90
                                                                                        ========  ======== ======== ======= =======
Total Return (%)(a)(c).........................................................            (3.45)    12.26    (8.21)  (5.83)  41.83

Ratios/Supplemental Data:
    Net Assets, end of period ($000 omitted)                                             333,052   271,490  172,673 127,271  65,457

    Ratios to average net assets (%)(b)(c):
       Operating expenses, net.................................................             1.64     1.71      1.75     .80     .80
       Operating expenses, gross...............................................             1.64     1.72      1.80     .83    1.60
       Net investment income...................................................              .87      .77       .88    1.10    1.33
    Portfolio turnover rate (%)(b).............................................            50.60    34.62     71.16   57.47   89.99
    Average commission rate paid per share
      of security ($ omitted)(d)...............................................            .0012    .0007       N/A     N/A     N/A


*   For the period January 29, 1993 (commencement of operations) to
    December 31, 1993.
(a) Periods less than one year are not annualized.
(b) The ratios for the period ended December 31, 1993, are annualized.
(c) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. See
    Note 4.
(d) In certain foreign markets the relationship between the translated U.S. dollar price per share and commission paid per share may vary from that of domestic markets.

Specialty Funds                                         Emerging Markets Fund 27

Equity T Fund

Portfolio Management Discussion

December 31, 1997 (Unaudited)



Objective: To provide capital growth while minimizing the impact of taxes on investment returns.

Invests in: U.S. Equity Securities.

Strategy: The Fund focuses on superior stock selection in a risk-controlled portfolio while minimizing the impact of taxes by explicitly integrating the tax implications of portfolio activities on after-tax returns.

                               PERFORMANCE CHART

                       Dates      Equity T   S&P 500(R) **
                    -----------   --------   -------------
                    Inception *   $10,000       $10,000
                       1996       $10,642       $10,551
                       1997       $14,019       $14,073

         Equity T Fund                                             Standard & Poor's(R)500 Composite Stock Price Index
         Periods Ended        Growth of         Total             Periods Ended           Growth of              Total
           12/31/97            $10,000          Return              12/31/97               $10,000               Return
         -------------        ---------       -----------         -------------         -------------         -----------
         1 Year                $ 13,173         31.73%                1 Year               $ 13,338              33.38%
         Inception             $ 14,088         31.31%(S)             Inception            $ 14,240              32.41%(S)


* The Fund commenced operations on October 7, 1996. Index comparison began November 1, 1996.

** The Standard & Poor's(R) 500 Composite stock Index is composed of 500 common stocks which are chosen by standard and Poor's Corporation to best capture the price performance of a large cross--section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

(S) Annualized.

28  Equity T. Fund                                               Specialty Funds

Equity T Fund

Portfolio Management Discussion

December 31, 1997 (Unaudited)



Performance Review

For the year ending December 31, 1997, the Equity T Fund reflected a total return of 31.7% as compared to the S&P 500 Index gain of 33.4%. The Fund trailed the Index primarily due to the impact of several underperforming securities, as well as general weakness among stocks of companies with less predictable earnings. Taxable capital gains were negligible for the year relative to other mutual funds.

Portfolio Highlights

For the third consecutive year, the stock market favored the large capitalization stocks over midcap and small cap alternatives. The market also proved to be dominated by more defensive sectors, such as consistent growth-oriented shares of health care and consumer staples companies, and interest-rate sensitive financial services and utilities companies.

While many growth and income funds trailed the index due to the market's rotation to defensive sectors, Equity T's limited economic sector deviations from the index helped limit the effects of performance disparities versus the benchmark. However, the Fund's midcap exposure did have a negative impact, as performance was also impacted by its overweightings in several underperforming technology companies late in the year. Positions in Oracle and Intel were two of the Fund's larger underperforming technology holdings, both victims of negative earnings news. With a strong dollar and weakening markets in Asia, it appeared to be a good decision to avoid large US multinationals. However, with the exception of third quarter, multinational consumer products companies such as Coca Cola, Proctor & Gamble, and GE, outperformed. Unfortunately, the Fund was persistently underweighted in the sector.

Top Ten Equity Holdings
(as a percent of Total Investments)                December 31, 1997

Philip Morris Cos., Inc.                                     2.7%
Exxon Corp.                                                  2.4
Proctor & Gamble Co.                                         1.8
Bristol-Myers Squibb Co.                                     1.6
Intel Corp.                                                  1.5
Royal Dutch Petroleum Co.                                    1.4
GTE Corp.                                                    1.4
First Union Corp.                                            1.4
International Business Machines Corp.                        1.3
General Electric Corp.                                       1.3


Portfolio Characteristics

                                                   December 31, 1997

Current P/E Ratio                                              21.9%
Portfolio Price/Book Ratio                                     3.88x
Market Capitalization - $-Weighted Average                 47.88 Bil
Number of Holdings                                               239


Money Manager                                        Style

J.P. Morgan Investment Management, Inc.              Market-Oriented

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Specialty Funds                                               Equity T. Fund  29

Equity T Fund

Statement of Net Assets

December 31, 1997


                                           Number       Market
                                             of         Value
                                           Shares        (000)
                                          --------     --------
Common Stocks - 93.4%
Auto and Transportation - 3.3%
Burlington Northern, Inc.                    1,900     $    177
Chrysler Corp.                               5,600          197
Consolidated Freightways Corp. (a)             250            3
CSX Corp.                                    5,500          297
Eaton Corp.                                    100            9
Ford Motor Co.                               8,600          419
General Motors Corp.                           800           49
Goodyear Tire & Rubber Co.                  12,700          807
Norfolk Southern Corp.                      21,600          666
Southwest Airlines Co.                       8,850          218
Union Pacific Corp.                         10,900          681
Wisconsin Central Transportation Corp. (a)   1,900           44
                                                       --------
                                                          3,567
                                                       --------
Consumer Discretionary - 7.8%
AutoZone Inc. (a)                            4,200          122
Best Buy Co. (a)                             4,100          151
Black & Decker Corp.                           500           20
Choice Hotels International, Inc. (a)          300            5
Circuit City Stores, Inc.                   10,600          377
Corporate Express, Inc. (a)                 14,800          191
Dayton Hudson Corp.                          6,900          466
Dillard's, Inc. Class A                      9,700          342
Disney (Walt) Co.                              900           89
Donnelley (R.R.) & Sons Co.                  4,300          160
Extended Stay America, Inc. (a)              1,700           21
Federated Department Stores, Inc. (a)        9,700          418
Fruit of the Loom, Inc. Class A (a)         11,300          290
General Nutrition Companies, Inc. (a)          100            3
Harrah's Entertainment, Inc. (a)            13,900          262
Hasbro, Inc.                                   900           28
Hilton Hotels Corp.                          1,100           33
Home Depot, Inc. (The)                         500           29
International Game Technology               10,000          253
ITT Corp. (a)                                  800           66
JC Penney & Co., Inc.                          800           48
Mattel, Inc.                                 7,700          287
McDonald's Corp.                               500           24
Mirage Resorts, Inc. (a)                    14,500          330
Nine West Group, Inc. (a)                    5,400          140
Reebok International, Ltd. (a)               1,000           29
Sears Roebuck & Co.                         16,100          729
Service Corp. International                 12,800          473
Sunburst Hospitality Corp. (a)                 100            1
Time Warner, Inc.                           14,125          875
TJX Cos., Inc.                               4,900          168
Toys "R" Us,Inc. (a)                        11,700          368
Tricon Global Restaurants, Inc. (a)          2,140           62
Viacom, Inc. Class B (a)                     3,800          157
Wal-Mart Stores, Inc.                       22,100          871
Waste Management, Inc.                      16,400          451
Whirlpool Corp.                              4,300          237
                                                       --------
                                                          8,576
                                                       --------
Consumer Staples - 12.0%
Albertson's, Inc.                            1,600           76
Anheuser-Busch Cos., Inc.                   17,800          783
Campbell Soup Co.                              300           17
Coca-Cola Co. (The)                         21,700        1,446
Colgate-Palmolive Co.                          400           29
CPC International, Inc.                      1,000          108
General Mills, Inc.                          4,600          329
Gillette Co.                                11,300        1,135
Heinz (H.J.) Co.                             1,400           72
Kellogg Co.                                  9,500          471
Kroger Co. (a)                              13,000          480
PepsiCo. Inc.                               31,800        1,159
Philip Morris Cos., Inc.                    66,800        3,027
Procter & Gamble Co.                        25,500        2,035
Ralston-Purina Group                         5,600          520
Safeway, Inc. (a)                            3,000          190
Sara Lee Corp.                               1,800          102
Seagram Co., Ltd.                           11,100          359
Unilever NV                                 13,600          849
                                                       --------
                                                         13,187
                                                       --------
Financial Services - 17.9%
AEGON NV                                     2,804          251
AMBAC, Inc.                                  2,600          120
American Express Co.                         9,700          866
American General Corp.                         200           11
American International Group, Inc.          10,800        1,175
Banc One Corp.                              14,213          772
BankAmerica Corp.                            2,500          183
Barnett Banks, Inc.                          1,100           79
Bear Steams Cos., Inc.                       1,770           84
Beneficial Corp.                             5,100          424
Capital One Financial Corp.                    300           16
Charter One Financial, Inc.                  1,785          112
Chase Manhattan Corp.                       13,300        1,456
Chubb Corp. (The)                              200           15
CIGNA Corp.                                  5,800        1,004
Citicorp                                     3,200          405
ContiFinancial Corp. (a)                     2,300           58
CoreStates Financial Corp.                     900           72


30  Equity T Fund                                                Specialty Funds

Equity T Fund

December 31, 1997


                                                         Number       Market
                                                           of          Value
                                                         Shares        (000)
                                                        --------     --------
Crestar Financial Corp.                                      668     $     38
Dime Bancorp, Inc.                                         2,600           78
Edwards (A.G.), Inc.                                       5,700          227
Federal Home Loan Mortgage Corp.                           5,600          235
Federal National Mortgage Association                     22,500        1,284
Financial Security Assurance Holdings, Ltd.                1,700           82
First Chicago NBD Corp.                                    8,300          693
First Data Corp.                                           2,000           59
First Union Corp.                                         31,260        1,602
Firstar Corp.                                              1,500           64
Fleet Financial Group, Inc.                                4,800          360
Fremont General Corp.                                      2,200          120
General Re Corp.                                             200           42
Green Tree Financial Corp.                                 3,900          102
Hartford Financial Services Group, Inc. (The)              6,200          580
Household International Corp.                              3,200          408
Lincoln National Corp.                                       500           39
Marsh & McLennan Cos., Inc.                                9,800          731
MBIA, Inc.                                                 4,400          294
Morgan Stanley, Dean Witter, Discover and Co.              9,740          576
NationsBank Corp.                                         11,732          713
Ocwen Financial Corp. (a)                                  5,100          130
Pacific Century Financial Corp.                            7,000          173
PMI Group, Inc. (The)                                      2,500          181
Providian Financial Corp.                                  6,400          289
Republic New York Corp.                                    1,000          114
SouthTrust Corp.                                           5,200          329
TCF Financial Corp.                                        4,600          156
Transamerica Financial Corp.                               2,800          298
Travelers, Inc.                                           21,817        1,175
UNUM Corp.                                                 4,100          223
Washington Federal, Inc.                                  13,850          435
Washington Mutual, Inc.                                    8,530          544
Wells Fargo & Co.                                            600          204
                                                                     --------
                                                                       19,681
                                                                     --------
Health Care - 9.6%
ALZA Corp. (a)                                            17,400          554
American Home Products Corp.                               8,600          658
Bausch & Lomb, Inc.                                        7,300          289
Bristol-Myers Squibb Co.                                  19,100        1,807
Columbia/HCA Healthcare Corp.                                600           18
Crescenco Pharmaceuticals Corp. Class A (a)                  870           10
Forest Labs, Inc. (a)                                     11,700          577
Health Care & Retirement Corp. (a)                         3,400          137
Humana, Inc. (a)                                          28,000          581
Johnson & Johnson                                          9,700          639
Lilly (Eli) & Co.                                          1,800          125
Merck & Co., Inc.                                         13,800        1,466
Pfizer, Inc.                                              15,300        1,141
Schering-Plough Corp.                                     10,100          627
Tenet Healthcare Corp. (a)                                 5,900          195
United Healthcare Corp.                                    7,900          394
Warner-Lambert Co.                                        10,600        1,314
                                                                     --------
                                                                       10,532
                                                                     --------
Integrated Oils - 7.0%
Amoco Corp.                                                  100            9
Ashland, Inc.                                                100            5
Atlantic Richfield Co.                                    10,400          833
Enron Corp.                                               20,500          852
Exxon Corp.                                               44,800        2,741
Mobil Corp.                                               11,500          830
Royal Dutch Petroleum Co.                                 30,400        1,647
Tenneco, Inc.                                             15,500          612
Texaco, Inc.                                               3,500          190
                                                                     --------
                                                                        7,719
                                                                     --------
Materials and Processing - 5.9%
Albemarle Corp.                                            7,300          174
Allegheny Teldyne, Inc.                                    3,900          101
Aluminum Co. of America                                    2,300          162
Boise Cascade Corp.                                        6,200          188
Crompton & Knowles Corp.                                   8,300          220
Cytec Industries, Inc. (a)                                 5,700          268
Dow Chemical Co.                                          14,500        1,472
du Pont (E.I.) de Nemours & Co.                           16,300          979
Kimberly-Clark Corp.                                       8,700          429
Mead Corp.                                                 5,000          140
Oregon Metallurgical Corp. (a)                             8,400          280
Owens-Corning Fiberglas Corp.                              7,500          256
Solutia, Inc.                                              2,700           71
Temple-Inland, Inc.                                        7,500          392
Tyco International, Ltd.                                  17,508          789
Union Carbide Corp.                                       12,800          550
                                                                     --------
                                                                        6,471
                                                                     --------
Other Energy - 2.1%
Baker Hughes, Inc.                                         3,300          144
Cooper Cameron Corp. (a)                                   4,600          281
Diamond Offshore Drilling, Inc.                            6,200          298
El Paso Natural Gas Co.                                    5,100          339



Specialty Funds                                               Equity T Fund   31

Equity T Fund

December 31, 1997


                                           Number        Market
                                             of          Value
                                           Shares        (000)
                                          --------     --------
Falcon Drilling Co., Inc. (a)                3,600     $    126
Noble Drilling Corp. (a)                       500           15
Schlumberger, Ltd.                           7,000          564
Smith International, Inc. (a)                  200           12
Tosco Corp.                                  9,600          363
Valero Energy Corp.                          5,000          157
                                                       --------
                                                          2,299
                                                       --------
Producer Durables - 6.6%
AlliedSignal, Inc.                          20,400          794
Applied Materials, Inc. (a)                  4,800          144
Boeing Co.                                  18,860          923
Boston Scientific Corp. (a)                  1,000           46
Caterpillar, Inc.                              200           10
Coltec Industries, Inc. (a)                  5,500          128
Emerson Electric Co.                        10,300          581
General Electric Co.                        20,100        1,475
Grainger (W.W.), Inc.                        5,900          573
ITT Industries, Inc.                         8,500          267
Johnson Controls, Inc.                      10,900          520
Lockheed Martin Corp.                        1,000           99
Northrop Grumman Corp.                         300           35
Perkin-Elmer Corp.                          11,200          796
Raychem Corp.                                2,000           85
Raytheon Co. Class A                            51            3
Rockwell International Corp.                 1,000           52
Xerox Corp.                                 10,200          753
                                                       --------
                                                          7,284
                                                       --------
Technology - 10.9%
Bay Networks, Inc. (a)                       3,800           97
Cisco Systems, Inc. (a)                     14,350          800
COMPAQ Computer Corp.                        9,550          539
Computer Associates International, Inc.      2,700          143
Cooper Industries, Inc.                      7,200          353
Dell Computer Corp. (a)                      2,900          244
Electronic Data Systems Corp.                  700           30
EMC Corp. (a)                               24,600          675
General Dynamics Corp.                         400           35
Harris Corp.                                10,600          486
Hewlett-Packard Co.                            400           25
Intel Corp.                                 23,700        1,663
International Business Machines Corp.       14,500        1,516
Lucent Technologies, Inc.                    2,900          232
Microsoft Corp. (a)                          8,800        1,137
Motorola, Inc.                              11,500          656
National Semiconductor Corp. (a)             8,300          215
NCR Corp. (a)                                   62            2
Newport News Shipbuilding, Inc.                 60            2
Oracle Systems Corp. (a)                    59,700        1,328
Quantum Corp. (a)                           13,200          265
Sun Microsystems, Inc. (a)                  20,500          817
Symbol Technologies, Inc.                    2,300           87
Texas Instruments, Inc.                     13,700          617
                                                       --------
                                                         11,964
                                                       --------
Utilities - 10.3%
Airtouch Communications, Inc. (a)            1,400           58
AT&T Corp.                                   5,900          361
Bell Atlantic Corp.                          6,232          567
BellSouth Corp.                                200           11
Dominion Resources, Inc.                     4,000          170
DTE Energy Co.                                 400           14
Duke Power Co.                               7,506          416
Entergy Corp.                               11,900          356
GTE Corp.                                   30,700        1,604
Illinova Corp.                               7,200          194
MCI Communications Corp.                    18,000          771
New England Electric System                    500           21
Northern States Power Co.                    3,700          216
PG&E Corp.                                   1,717           52
SBC Communications, Inc.                    16,100        1,179
Southern Co.                                41,900        1,084
Sprint Corp.                                23,200        1,360
Tele-Communications, Inc. Class A (a)       19,086          532
Tele-Communications TCI Ventures Group
 Series A New (a)                           10,914          309
Texas Utilities Co.                          1,600           68
U.S. West Media Group (a)                   16,500          476
Unicom Corp.                                 4,800          148
Western Resources, Inc.                        200            9
Wisconsin Energy Corp.                       1,000           29
WorldCom, Inc. (a)                          40,710        1,231
                                                       --------
                                                         11,236
                                                       --------
Total Common Stocks
(cost $88,255)                                          102,516
                                                       --------

                                         Principal
                                          Amount
                                           (000)
                                         ---------
Short-Term Investments - 10.5%
Frank Russell Investment Company
 Money Market Fund, due on demand (b)    $  11,377       11,377


32  Equity T Fund                                                Specialty Funds

Equity T Fund

December 31, 1997

                                         Principal      Market
                                           Amount       Value
                                           (000)        (000)
                                         ---------     --------
United States Treasury Notes
     5.125% due 04/30/98 (c)             $     150     $    150
                                                       --------
Total Short-Term Investments
(cost $11,527)                                           11,527
                                                       --------
Total Investments
(identified cost $99,782)(d) - 103.9%                   114,043
Other Assets and Liabilities,
Net - (3.9%)                                             (4,308)
                                                       --------
Net Assets - 100.0%                                    $109,735
                                                       ========


                                                        Unrealized
                                         Number        Appreciation
                                           of         (Depreciation)
                                        Contracts         (000)
                                        ---------     --------------
Futures Contracts
(Notes 2 and 3)
S&P 500 Index Futures Contracts
  expiration date 03/98                        10     $           31
                                                      --------------
Total Unrealized Appreciation
  (Depreciation) on Open Futures
  Contracts Purchased ((S))                           $           31
                                                      ==============


((S)) At December 31, 1997, United States Treasury Notes valued at $150 were held as collateral by the custodian in connection with futures contracts purchased by the Fund.

(a) Nonincome-producing security.
(b) At cost, which approximates market.
(c) Held as collateral by the custodian in connection with futures contracts purchased.
(d) See Note 2 for federal income tax information.

Abbreviations:
NV - Nonvoting

        The accompanying notes are an integral part of the financial statements.

Specialty Funds                                                 Equity T Fund 33

Equity T Fund

Statement of Assets and Liabilities

December 31, 1997

                                                                                                                     Amounts in
                                                                                                                   thousands (except
                                                                                                                   per share amount)
Assets
Investments at market (identified cost $99,782)(Note 2)....................................................... $            114,043
Receivables:
  Dividends and interest......................................................................................                  160
  Fund shares sold............................................................................................                  441
Prepaid expenses..............................................................................................                    3
Deferred organization expenses (Note 2).......................................................................                   18
                                                                                                               --------------------
       Total Assets...........................................................................................              114,665

Liabilities
Payables:
    Investments purchased............................................................... $            4,818
    Accrued fees to affiliates (Note 4).................................................                 69
    Other accrued expenses..............................................................                 43
                                                                                         ------------------
       Total Liabilities......................................................................................                4,930
                                                                                                               --------------------
Net Assets.................................................................................................... $            109,735
                                                                                                               ====================
Net Assets consist of:
Undistributed net investment income........................................................................... $                 20
Accumulated net realized gain (loss)..........................................................................                   39
Unrealized appreciation (depreciation) on:
  Investments.................................................................................................               14,261
  Futures contracts...........................................................................................                   31
Shares of beneficial interest.................................................................................                   79
Additional paid-in capital....................................................................................               95,305
                                                                                                               --------------------
Net Assets.................................................................................................... $            109,735
                                                                                                               ====================
Net Asset Value, offering and redemption price per share:
    ($109,735,041 divided by 7,896,943 shares of $.01 par value
    shares of beneficial interest outstanding)................................................................ $              13.90
                                                                                                               ====================

        The accompanying notes are an integral part of the financial statements.

34  Equity T Fund                                                Specialty Funds

Equity T Fund

Statement of Operations

For the Year Ended December 31, 1997

                                                                                                               Amounts in thousands
Investment Income:
    Dividends...............................................................................................   $                897
    Dividends from Money Market Fund (Note 5)...............................................................                    173
    Interest................................................................................................                      7
                                                                                                               --------------------
       Total Investment Income..............................................................................                  1,077

Expenses (Notes 2 and 4):
    Management fees..................................................................    $              421
    Custodian fees...................................................................                    70
    Transfer agent fees..............................................................                    26
    Bookkeeping service fees.........................................................                     3
    Professional fees................................................................                    12
    Registration fees................................................................                    63
    Trustees' fees...................................................................                     4
    Amortization of deferred organization expenses...................................                     5
    Miscellaneous....................................................................                     3
                                                                                         ------------------
    Expenses before reductions.......................................................                   607
    Expense reductions (Note 4)......................................................                   (46)
                                                                                         ------------------
       Total Expenses.......................................................................................                    561
                                                                                                               --------------------
Net investment income.......................................................................................                    516
                                                                                                               --------------------
Realized and Unrealized
    Gain (Loss) on Investments (Notes 2 and 3)
Net realized gain (loss) from:
    Investments......................................................................                  (287)
    Futures contracts................................................................                   352                      65
                                                                                         ------------------
Net change in unrealized appreciation or depreciation of:
    Investments......................................................................                13,563
    Futures contracts................................................................                    31                  13,594
                                                                                         ------------------    --------------------
Net gain (loss) on investments..............................................................................                 13,659
                                                                                                               --------------------
Net increase (decrease) in net assets resulting from operations.............................................   $             14,175
                                                                                                               ====================


        The accompanying notes are an integral part of the financial statements.

Specialty Funds                                                 Equity T Fund 35

Equity T Fund
Statements of Changes in Net Assets

For the Year or Period Ended December 31,

                                                                                             Amounts in thousands
                                                                                           1997                1996*
                                                                                       -------------       ------------
Increase (Decrease) in Net Assets
From Operations:
    Net investment income .........................................................    $         516       $         46
    Net realized gain (loss) ......................................................               65                (26)
    Net change in unrealized appreciation or depreciation .........................           13,594                697
                                                                                       -------------       ------------
       Net increase (decrease) in net assets resulting from operations ............           14,175                717
                                                                                       -------------       ------------
From Distributions to Shareholders:
    Net investment income .........................................................             (496)               (46)
    In excess of net investment income ............................................               --                 (2)
                                                                                       -------------       ------------
       Total Distributions to Shareholders ........................................             (496)               (48)
                                                                                       -------------       ------------
From Fund Share Transactions:
    Net increase (decrease) in net assets from Fund share transactions (Note 6) ...           76,125             19,262
                                                                                       -------------       ------------
Total Net Increase (Decrease) in Net Assets .......................................           89,804             19,931
                                                                                       -------------       ------------
Net Assets
    Beginning of period ...........................................................           19,931                 --
                                                                                       -------------       ------------
    End of period (including undistributed net investment income of
       $20 at December 31, 1997) ..................................................      $   109,735       $     19,931
                                                                                       =============       ============

* For the period October 7, 1996 (commencement of operations) to December 31, 1996.

        The accompanying notes are an integral part of the financial statements.

36 Equity T Fund                                                 Specialty Funds

Equity T Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each year or period and other performance information derived from the financial statements.

                                                                                            1997           1996*
                                                                                       --------------   --------------

Net Asset Value, Beginning of Period .............................................     $        10.61   $        10.00
                                                                                       --------------   --------------
Income From Investment Operations:
  Net investment income ..........................................................                .08              .03
  Net realized and unrealized gain (loss) on investments..........................               3.28              .61
                                                                                       --------------   --------------
    Total Income From Investment Operations ......................................               3.36              .64
                                                                                       --------------   --------------
Less Distributions:
  Net investment income ..........................................................               (.07)            (.03)
                                                                                       --------------   --------------
Net Asset Value, End of Period ...................................................     $        13.90   $        10.61
                                                                                       ==============   ==============
Total Return (%)(a)(c) ...........................................................              31.73             6.10

Ratios/Supplemental Data:
  Net Assets, end of period ($000 omitted) .......................................            109,735           19,931

  Ratios to average net assets (%)(b)(c):
    Operating expenses, net ......................................................               1.00             1.00
    Operating expenses, gross ....................................................               1.08             2.83
    Net investment income ........................................................                .92             1.62

  Portfolio turnover rate (%)(b) .................................................              39.23             8.86
  Average commission rate paid per share
    of security ($ omitted) ......................................................              .0271            .0301


*   For the period October 7, 1996 (commencement of operations) to
    December 31, 1996.
(a) Periods less than one year are not annualized.
(b) The ratios for the period October 7, 1996 (commencement of operations) to December 31, 1996 are annualized.
(c) Fund performance, operating expenses, and net investment income are reported net of investment management fees paid to the Manager or money managers, but gross of any investment services fees. See Note 4.

Specialty Funds                                                Equity T. Fund 37

Limited Volatility Tax Free Fund

Portfolio Management Discussion

December 31, 1997 (Unaudited)


Objective: To provide a high level of federal tax-exempt income consistent with the preservation of capital.

Invests in: Municipal obligations maturing in seven years or less from the date of acquisition.

Strategy: The Fund concentrates on investment opportunities in the tax-free, investment grade municipal debt securities market.

                           [LINE GRAPH APPEARS HERE]

Growth of a $10,000 Investment


                  Limited Volatility     SB 3-Month T-Bill**     Lipper(C) Short
Dates                  Tax Free                                    Muni Debt++
-----             ------------------     -------------------     ---------------
   *                    $10,000                 $10,000              $10,000
1998                    $10,523                 $10,676              $10,599
1989                    $11,254                 $11,599              $11,349
1990                    $11,943                 $12,516              $12,074
1991                    $12,856                 $13,235              $13,050
1992                    $13,608                 $13,712              $13,886
1993                    $14,502                 $14,134              $14,746
1994                    $14,425                 $14,730              $14,716
1995                    $15,552                 $15,575              $15,798
1996                    $16,029                 $16,393              $16,387
1997                    $16,818                 $17,252              $17,145


          Limited Volatility Tax Free Fund


            Periods Ended       Growth of       Total
              12/31/97          $10,000         Return
          -----------------  -------------  --------------
          1 Year               $ 10,492         4.92%
          5 Years              $ 12,360         4.33%(S)
          10 Years             $ 16,818         5.34%(S)


          Salomon Brothers 3-Month Treasury Bill Index

           Periods Ended       Growth of         Total
              12/31/97          $10,000          Return
          ----------------  ---------------  --------------
          1 Year               $ 10,524          5.24%
          5 Years              $ 12,581          4.69%(S)
          10 Years             $ 17,252          5.92%(S)


          Lipper(C) Short Municipal Debt Funds Average

          Periods Ended        Growth of         Total
             12/31/97           $10,000          Return
          ----------------  ---------------  --------------
          1 Year               $ 10,463          4.63%
          5 Years              $ 12,347          4.31%(S)
         10 Years              $ 17,145          5.54%(S)


*   Assumes initial investment on January 1, 1988.

** Salomon Brothers 3-Month Treasury Bill Index consists of equal dollar amounts of three-month Treasury bills purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value.

++ Lipper(C) Short Municipal Debt Funds Average is the average total return for the universe of funds within the Short Municipal Debt Funds investment objective. The total return for the funds reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

(S) Annualized.

38  Limited Volatility Tax Free Fund                             Specialty Funds

Limited Volatility Tax Free Fund

Portfolio Management Discussion

December 31, 1997 (Unaudited)



Performance Review

For the year ended December 31, 1997 the Limited Volatility Tax Free Fund reflected a total return of 4.9%, as compared to the Lipper Short Municipal Debt Funds Benchmark results of 4.6%. The Fund outperformed the benchmark primarily due to duration-related factors. Its longer-than-index duration during the year boosted returns as interest rates fell.


Portfolio Highlights

Fixed income markets were extremely volatile again in 1997. Fed policy, uncertain economic prospects for the US, especially following the crises in Asia, made it difficult to find clear opportunities in the market. Rates fell as economic growth continued to be strong, but surprisingly non-inflationary. The credit quality of municipal bonds continued to improve in step with local economies. Although discussions of tax reform continued to test investors, yield spreads on municipal credits helped continue the trend of narrowing credit yield spreads. However, a general trend of rising spreads relative to treasuries reflected the market's preoccupation with risk of any kind.

    Top Ten Issuing States
    (as a percent of Total Investments)  December 31, 1997

    New York                                 12.3%
    Texas                                     9.7
    Washington                                9.2
    Illinois                                  7.1
    Utah                                      5.5
    California                                4.2
    Alaska                                    4.1
    Hawaii                                    4.1
    New Jersey                                3.8
    Ohio                                      3.2

    Portfolio Characteristics
                                           December 31, 1997

    Weighted Average Quality Diversification        AAA
    Weighted Average Years-to-Maturity        3.6 Years
    Weighted Average Duration                 3.1 Years
    Current Yield (SEC 30-day standardized)        3.5%
    Number of Issues                                123
    Number of Issuers                                96

    Money Manager

    MFS Asset Management, Inc.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Specialty Funds                              Limited Volatility Tax Free Fund 39

Limited Volatility Tax Free Fund

Statement of Net Assets

December 31, 1997

                                                                             Principal                      Date     Market
                                                                              Amount                         of       Value
                                                                              (000)           Coupon      Maturity    (000)
                                                                             ---------        ------      --------  --------
Municipal Bonds - 103.0%
Alabama - 1.0%
Huntsville, Alabama, Health Care Authority Revenue, Series A (a)             $     335         4.500%     06/01/01  $    339
Jefferson County, Alabama Sewer Revenue, Series A (a)                              500         5.000      02/01/05       521
                                                                                                                    --------
                                                                                                                         860
                                                                                                                    --------
Alaska - 4.2%
Alaska State Housing Finance Corp. Revenue, Series A-I (a)                         650         4.550      12/01/02       655
North Slope Borough, Alaska, Zero Coupon, Series A, General Obligation (a)         500         0.000      06/30/99       470
North Slope Borough, Alaska, Zero Coupon, Series A, General Obligation (a)       1,385         0.000      06/30/00     1,246
North Slope Borough, Alaska, Zero Coupon, Series B, General Obligation (a)         375         0.000      06/30/99       352
North Slope Borough, Alaska, Zero Coupon, Series B, General Obligation (a)         900         0.000      01/01/01       791
                                                                                                                    --------
                                                                                                                       3,514
                                                                                                                    --------
Arizona - 1.9%
Arizona State Transportation Board, Series A, Special Obligations
  Revenue (pre-refunded 07/01/01)                                                1,425         6.450      07/01/06     1,553
                                                                                                                    --------
                                                                                                                       1,553
                                                                                                                    --------
Arkansas - 0.3%
Arkansas State, Zero Coupon, Series B, General Obligation                          300         0.000      06/01/03       236
                                                                                                                    --------
                                                                                                                         236
                                                                                                                    --------
California - 4.3%
California Pollution Control Financing Authority, Pollution Control Revenue,
  Series A                                                                         100         4.900(b)   10/01/08       100
California State Public Works Board Lease Revenue, Series C                        675         5.000      10/01/02       699
California, State of, General Obligation (a)                                       850         6.100      11/01/01       916
Los Angeles County, California, California Transportation
  Participation Certificate, Series B, Tax Revenue                                 760         5.900      07/01/00       794
Sacramento, California, Municipal Utility District,
  Series Z, Utility Revenue (a)                                                  1,000         6.000      07/01/01     1,067
                                                                                                                    --------
                                                                                                                       3,576
                                                                                                                    --------
Connecticut - 2.8%
Bridgeport, Connecticut, Series A, General Obligation (a)                        1,150         5.250      09/01/99     1,174
Connecticut State Unemployment, Series A, Compensation Revenue (a)               1,125         5.000      11/15/99     1,147
                                                                                                                    --------
                                                                                                                       2,321
                                                                                                                    --------
District of Columbia - 0.6%
District of Columbia, Series A, General Obligation (a)(d)                          500         5.500      04/01/01       521
                                                                                                                    --------
                                                                                                                         521
                                                                                                                    --------

40  Limited Volatility Tax Free Fund                             Specialty Funds

Limited Volatility Tax Free Fund

December 31, 1997

                                                                               Principal                     Date          Market
                                                                                Amount                        of            Value
                                                                                 (000)        Coupon       Maturity         (000)
                                                                               ---------     --------      --------       ---------
Florida - 1.8%
Hillsborough County, Florida, Zero Coupon, Series A,
  Utility Refunding Revenue (a)                                                $   1,000      0.000%        8/1/99        $     940
Orange County, Florida, Series A, School Board Participation Certificate (a)         575      4.700         8/1/01              588
                                                                                                                          ---------
                                                                                                                              1,528
                                                                                                                          ---------
Georgia - 2.4%
Atlanta, Georgia, Airport Facilities Revenue (a)                                     500      5.500        01/01/01             521
Burke County, Georgia, Development Authority, Pollution Control Revenue,
  Series 4                                                                           100      5.000        09/01/25             100
Chatham County, Georgia, Series A, Hospital Authority Revenue (a)                    500      5.000        01/01/00             510
Georgia Municipal Electric Authority, General Resolution Revenue, Series A (a)       850      5.000        01/01/02             876
                                                                                                                          ---------
                                                                                                                              2,007
                                                                                                                          ---------
Hawaii - 4.2%
Hawaii State General Obligation, Series CP (a)                                       600      5.000        10/01/02             621
Hawaii State Housing Financial & Development Corp.,
  Single Family Management Purchasing Revenue                                      1,000      4.450        07/01/03           1,016
Honolulu, Hawaii, City & County, Series A, General Obligation                        650      5.000        11/01/02             673
Honolulu, Hawaii, City & County, Series B, General Obligation                      1,150      5.000        10/01/02           1,190
                                                                                                                          ---------
                                                                                                                              3,500
                                                                                                                          ---------
Illinois - 7.4%
Bolingbrook, Illinois, Parks District, Zero Coupon, General Obligation (a)         1,230      0.000        01/01/05             891
Chicago, Illinois, Series C, General Obligation (a)                                1,500      6.250        10/31/01           1,612
Illinois Health Facilities Authority Revenue (a)                                     500      5.000        08/01/03             517
Illinois Health Facilities Authority Revenue (a)                                     270      5.250        08/15/03             282
Illinois Health Facilities Authority Revenue (a)                                     500      5.000        08/15/04             516
Illinois Health Facilities Authority Revenue, Series A (a)                           250      4.800        10/01/99             253
Illinois Health Facilities Authority Revenue, Series A (a)                           500      5.000        10/01/00             511
Illinois Health Facilities Authority Revenue, Series A (a)                         1,000      4.550        07/01/01           1,013
Illinois State, General Obligation (a)                                               500      5.375        05/01/01             521
                                                                                                                          ---------
                                                                                                                              6,116
                                                                                                                          ---------
Indiana - 1.2%
Indiana Health Facilities Financing Authority, Hospital Revenue, Series A (a)        500      5.000        11/01/02             516
Monroe County, Industrial Hospital Authority Revenue (a)                             500      4.500        05/01/03             504
                                                                                                                          ---------
                                                                                                                              1,020
                                                                                                                          ---------
Kentucky - 1.3%
McCracken County, Kentucky, Hospital Revenue, Series A,
    Health Care Revenue (a)                                                        1,000  5.700            11/01/00           1,043
                                                                                                                          ---------
                                                                                                                              1,043
                                                                                                                          ---------

Specialty Funds                              Limited Volatility Tax Free Fund 41

Limited Volatility Tax Free Fund

December 31, 1997

                                                                               Principal                      Date          Market
                                                                                Amount                         of           Value
                                                                                 (000)        Coupon        Maturity        (000)
                                                                               ---------     --------     -----------     ---------
Louisiana - 2.1%
De Soto Parish, Louisiana, Pollution Control Revenue, Series A                 $     650      5.050%       12/01/02       $    679
Louisiana Public Facilities Authority Revenue, Health Care Revenue                   500      5.500        10/15/99            513
Louisiana, State of, Series A, General Obligation (a)                                500      6.000        08/01/00            524
                                                                                                                          --------
                                                                                                                             1,716
                                                                                                                          --------
Maryland - 1.9%
Maryland State & Local Facilities Loan, Series 3, General Obligation                 500      5.000        10/15/02            520
Maryland State, Stadium Authority Lease Revenue Convention
  Center Expansion (a)                                                             1,000      5.375        12/15/00          1,039
                                                                                                                          --------
                                                                                                                             1,559
                                                                                                                          --------
Massachusetts - 1.7%
Massachusetts State Health & Educational Facilities Authority Revenue,
  Series B                                                                           500      4.550        01/01/21            505
Massachusetts State Health & Educational Facilities Authority Revenue,
  Series D (a)                                                                       900      5.000(b)     01/01/35            900
                                                                                                                          --------
                                                                                                                             1,405
                                                                                                                          --------
Michigan - 2.8%
Jackson County, Michigan, Hospital Financial Authority Revenue (a)                   300      4.375        06/01/02            302
Michigan Municipal Bond Authority Revenue, Series B,
  State and Local Appropriations (a)                                                 550      6.900        05/01/99            571
Michigan State Building Authority Revenue, Series I                                  375      5.400        10/01/03            396
Michigan State Hospital Finance Authority Revenue, Series A                          500      5.000        07/01/02            515
Michigan State Hospital Finance Authority Revenue, Series S                          500      5.500        08/15/00            518
                                                                                                                          --------
                                                                                                                             2,302
                                                                                                                          --------
Minnesota - 1.5%
Minnesota State Revenue, Series A (a)                                                500      5.000        06/30/99            508
Minnesota, State of, General Obligation                                              700      5.600        10/01/99            720
                                                                                                                          --------
                                                                                                                             1,228
                                                                                                                          --------
Mississippi - 1.7%
Jackson County, Mississippi, Pollution Control Revenue                               900      5.000(b)     06/01/23            900
Perry County, Mississippi, Pollution Control Revenue                                 500      5.000(b)     03/01/02            500
                                                                                                                          --------
                                                                                                                             1,400
                                                                                                                          --------
Missouri - 0.1%
Kansas City, Missouri, Industrial Development Authority Hospital Revenue (a)         100      5.000(b)     10/15/14            100
                                                                                                                          --------
                                                                                                                               100
                                                                                                                          --------

42  Limited Volatility Tax Free Fund                             Specialty Funds

Limited Volatility Tax Free Fund

December 31, 1997

                                                                                Principal                    Date           Market
                                                                                 Amount                       of            Value
                                                                                 (000)        Coupon       Maturity         (000)
                                                                                ---------     -------     ---------       ---------
Nebraska - 1.2%
Douglas County, Nebraska, Hospital Authority No. 001 Revenue (a)                 $ 1,000       4.350%     09/01/01        $  1,009
                                                                                                                          --------
                                                                                                                             1,009
                                                                                                                          --------
New Jersey - 3.9%
New Jersey State, Series E, General Obligation                                       500        5.500      07/15/02            529
New Jersey State Transportation Corporation Capital Grant Anticipation Notes,
  Series A                                                                         1,000        5.000      09/01/00          1,018
New Jersey State Transportation Corporation Capital Grant Anticipation Notes,
  Series A                                                                           670        4.900      09/01/01            686
Ocean County, New Jersey, Utilities Authority Waste Water Revenue                  1,000        5.000      01/01/01          1,028
                                                                                                                          --------
                                                                                                                             3,261
                                                                                                                          --------
New Mexico - 1.4%
New Mexico, Mortgage Finance Authority Revenue, Series Al                          1,100        6.200      01/01/01          1,142
                                                                                                                          --------
                                                                                                                             1,142
                                                                                                                          --------
New York - 12.7%
Metropolitan Transportation Authority, New York, Transit Facilities Revenue,
  Series R (d)                                                                       650        5.000      07/01/03            660
Municipal Assistance Corp. New York, New York Revenue, Series E                    1,000        4.700      07/01/02          1,024
Municipal Assistance Corp. New York, New York Revenue, Series L                      500        4.500      07/01/02            508
New York City, New York, Series H, General Obligation                                750        5.250      08/01/03            776
New York State Dormitory Authority Revenue                                           500        4.900      05/15/00            509
New York State Dormitory Authority Revenue                                           500        5.000      07/01/00            510
New York State Dormitory Authority Revenue (d)                                       450        5.000      04/01/03            461
New York State Dormitory Authority Revenue, Series A                                 375        6.000      02/15/03            403
New York State Dormitory Authority Revenue, Series A                                 375        6.000      08/15/04            408
New York State Dormitory Authority Revenue, Series 1                                 500        5.000      07/01/03            513
New York State Urban Development Corp. Revenue, Series 7                             125        5.500      01/01/01            129
New York State, General Obligation                                                   765        4.500      10/15/01            777
New York, New York, Series A-1, General Obligation                                   550        5.500      08/01/01            571
New York, New York, Series A, General Obligation                                     500        5.700      08/01/02            526
New York, New York, Series C, General Obligation                                     500        6.125      08/01/01            529
New York, New York, Series D, General Obligation                                     250        6.000      02/01/99            255
New York, New York, Series E, General Obligation                                     500        5.300      08/01/03            519
New York, New York, Series F, General Obligation                                     500        5.300      08/01/03            519
New York, New York, Series L, General Obligation                                     150        5.000      08/01/01            153
United Nations Development Corp., New York Revenue, Series B                         250        4.450      07/01/01            251
United Nations Development Corp., New York Revenue, Series B                         250        4.600      07/01/02            251
Wallkill, New York, General Obligation (a)                                           300        4.500      03/01/01            303
                                                                                                                          --------
                                                                                                                            10,555
                                                                                                                          --------
North Carolina - 0.6%
North Carolina Municipal Power Agency No. 1, Catawba Electric Revenue, Series A (a)  500       5.000      01/01/01             513
                                                                                                                          --------
                                                                                                                               513
                                                                                                                          --------

Specialty Funds                             Limited Volatility Tax Free Fund 43

Limited Volatility Tax Free Fund

December 31, 1997

                                                                               Principal                   Date         Market
                                                                                Amount                      of          Value
                                                                                (000)         Coupon      Maturity      (000)
                                                                               ---------      ------      --------     --------
Ohio - 3.3%
Cleveland, Ohio, City School District Revenue Anticipation Notes (a)           $     555      5.000%      06/01/00     $    568
Cuyahoga County, Ohio, Hospital Revenue (a)                                        1,000      5.000       02/15/00        1,020
Lorain County, Ohio, Hospital Revenue                                                500      4.750       09/01/00          509
Ohio State Building Authority Revenue, State Facilities,
  Administration Building Fund, Series A                                             600      5.250       10/01/03          631
                                                                                                                       --------
                                                                                                                          2,728
                                                                                                                       --------
Oklahoma - 0.4%
Stiliwater, Oklahoma, Series A, Medical Center Authority Revenue                     300      5.550       05/15/01          309
                                                                                                                       --------
                                                                                                                            309
                                                                                                                       --------
Pennsylvania - 2.5%
Harrisburg, Pennsylvania, Zero Coupon, Series D, General Obligation (a)              815      0.000       03/15/04          621
Pennsylvania, State of, General Obligation                                           500      5.300       07/01/99          510
Philadelphia, Pennsylvania, Hospitals & Higher Education Facilities
  Authority Revenue, Series A                                                        500      5.000       05/15/02          515
Philadelphia, Pennsylvania, Zero Coupon, Water & Sewer Revenue (a)                   500      0.000       10/01/02          408
                                                                                                                       --------
                                                                                                                          2,054
                                                                                                                       --------
Puerto Rico - 0.6%
Commonwealth of Puerto Rico, General Obligation                                      500      5.500       07/01/01          522
                                                                                                                       --------
                                                                                                                            522
                                                                                                                       --------
Rhode Island - 1.3%
Rhode Island Housing & Mortgage Finance Authority,
  Series A, Housing Revenue (a)                                                    1,000      5.150       07/01/01        1,026
                                                                                                                       --------
                                                                                                                          1,026
                                                                                                                       --------
South Carolina - 0.6%
Spartanburg County, South Carolina, Social Health Services, Inc.
  Hospital Revenue (a)                                                               500      4.400       04/15/01          505
                                                                                                                       --------
                                                                                                                            505
                                                                                                                       --------
Tennessee - 1.3%
Metropolitan Government, Nashville & Davidson County, Tennessee,
  Health & Education Revenue, Series A (d)                                           615      5.250       05/01/01          634
White House Utility District, Tennessee, Robertson & Sumner Countys,
  Zero Coupon, Waterworks Revenue (a)                                                650      0.000       01/01/05          474
                                                                                                                       --------
                                                                                                                          1,108
                                                                                                                       --------

44  Limited Volatility Tax Free Fund                             Specialty Funds

Limited Volatility Tax Free Fund

December 31, 1997

                                                                               Principal                   Date         Market
                                                                                Amount                      of          Value
                                                                                (000)         Coupon      Maturity      (000)
                                                                               ---------    ---------     ---------    ---------
Texas - 10.0%
Abilene, Texas, Health Facilities Development Corp., Medical Center A,
  Health Care Revenue (a)                                                      $     500      5.100%      09/01/99     $     509
Arlington, Texas, Independent School District, General Obligation                    600      5.150       02/15/99           609
Denison, Texas, Hospital Authority Revenue                                           500      5.250       08/15/01           515
Houston, Texas, Series A, General Obligation                                         650      5.000       03/01/02           671
Houston, Texas, Series C, General Obligation                                       1,000      5.900       03/01/03         1,064
Irving, Texas, Independent School District, Zero Coupon, General Obligation          650      0.000       02/15/03           519
Lubbock, Texas, Health Facilities Development Corp. Revenue                          100      5.000       07/01/13           100
San Antonio, Texas, General Obligation (d)                                         1,000      5.000       08/01/00         1,016
Stephenville, Texas, Independent School District, Zero Coupon,
  General Obligation                                                                 830      0.000       02/15/04           633
Tarrant County, Texas, Health Facilities Development Corp. Systems Revenue,
  Series A (a)                                                                       500      5.000       02/15/01           513
Texas, State of, Series C, General Obligation                                      1,500      5.000       04/01/99         1,522
University of Texas, University Revenues, Series A                                   605      5.000       08/15/03           628
                                                                                                                       ---------
                                                                                                                           8,299
                                                                                                                       ---------
Utah - 5.6%
Intermountain Power Agency, Series B, Utilities Revenue (a)                          500      5.250       07/01/99           509
Intermountain Power Agency, Series B, Utilities Revenue (a)                          500      7.200       07/01/99           518
Intermountain Power Agency, Series C, Power Supply Revenue                         1,000      4.700       07/01/02         1,019
Intermountain Power Agency, Series C, Utilities Revenue (a)                        1,250      5.500       07/01/99         1,278
Intermountain Power Agency, Series E, Utilities Revenue                              500      5.250       07/01/01           519
Utah State Board of Regents Revenue                                                  300      5.000       08/01/02           310
Utah State, Building Ownership Authority, Series A, Lease Revenue                    500      5.500       05/15/00           517
                                                                                                                       ---------
                                                                                                                           4,670
                                                                                                                       ---------
Virginia - 1.5%
Virginia Public Building Authority Revenue, Staff and Local Appropriation            500      5.100       08/01/99           509
Virginia, State of, General Obligation                                               740      5.375       06/01/99           756
                                                                                                                       ---------
                                                                                                                           1,265
                                                                                                                       ---------
Washington - 9.5%
CDP King County III, Washington, Lease Revenue (a)                                 1,000      4.600       06/01/03         1,016
Washington State Health Care Facilities Authority Revenue, Series A                  250      4.300       08/15/01           251
Washington State Public Power Supply System,
  Nuclear Project No. 1 Revenue, Series B                                            500      5.000       07/01/00           510
Washington State Public Power Supply System,
  Nuclear Project No. 2 Revenue, Series A                                            280      5.000       07/01/00           286
Washington State Public Power Supply System,
  Nuclear Project No. 2 Revenue, Series A                                          1,500      5.450       07/01/00         1,545
Washington State Public Power Supply System,
  Nuclear Project No. 2 Revenue, Series C                                            650      7.200       07/01/99           680
Washington State Public Power Supply System,
  Nuclear Project No. 3 Revenue, Series A (d)                                      1,000      5.000       07/01/04         1,028
Washington, State of, Series C, General Obligation                                 2,000      5.500       07/01/99         2,047
Washington, State of, Series R, General Obligaion                                    500      5.000       07/01/99           508
                                                                                                                       ---------
                                                                                                                           7,871
                                                                                                                       ---------

Specialty Funds                            Limited Volatility Tax Free Fund   45

Limited Volatility Tax Free Fund

December 31, 1997

                                                                   Principal                        Date         Market
                                                                    Amount                           of           Value
                                                                    (000)               Coupon    Maturity        (000)
                                                                   ---------          ----------  --------     ----------
Wyoming - 1.4%
Lincoln County, Wyoming, Pollution Control Revenue, Project C      $  300              5.100%(b)  11/01/14     $   300
Uinta County, Wyoming, Pollution Control Revenue                      700              5.000(b)   12/01/22         700
Uinta County, Wyoming, Pollution Control Revenue                      200              5.000(b)   08/15/20         200
                                                                                                               -------
                                                                                                                 1,200
                                                                                                               -------
Total Investments
(identified cost $84,144)(c) - 103.0%                                                                           85,542
Other Assets and Liabilities, Net - (3.0%)                                                                      (2,466)
                                                                                                               -------
Net Assets - 100.0%                                                                                            $83,076
                                                                                                               =======

(a) Bond is insured by AMBAC, FGIC, or MBIA.
(b) Adjustable or floating rate security.
(c) See Note 2 for federal income tax information.
(d) Forward commitment. See Note 2.

Abbreviations:
AMBAC - AMBAC Indemnity Corporation
FGIC - Financial Guaranty Insurance Company
MBIA - Municipal Bond Investors Assurance

Quality Ratings as a % of Market Value

AAA                                                 55%
AA                                                  28
A                                                    7
BBB                                                 10
                                                  ----
                                                   100%
                                                  ====


Economic Sector Emphasis as a % of Market Value


General Obligation                                  38%
Utility Revenue                                     16
State and Community Lease                           12
Health Care Revenue                                 18
Refunded                                             2
Housing Revenue                                      5
University Revenue                                   2
Other                                                7
                                                  ----
                                                   100%
                                                  ====


        The accompanying notes are an integral part of the financial statements.

46  Limited Volatility Tax Free Fund                             Specialty Funds

Limited Volatility Tax Free Fund

Statement of Assets and Liabilities

December 31, 1997

                                                                                                              Amounts in
                                                                                                           thousands (except
                                                                                                           per share amount)
Assets
Investments at market (identified cost $84,144)(Note 2)................................................  $             85,542
Receivables:
    Interest...........................................................................................                 1,327
    Fund shares sold...................................................................................                   643
                                                                                                         --------------------
       Total Assets....................................................................................                87,512

Liabilities
Payables:
    Investments purchased (delayed settlement)(Note 2)..........................   $            4,342
    Fund shares redeemed........................................................                   20
    Accrued fees to affiliates (Note 4).........................................                   40
    Other accrued expenses......................................................                   34
                                                                                   ------------------
       Total Liabilities...............................................................................                 4,436
                                                                                                         --------------------
Net Assets.............................................................................................  $             83,076
                                                                                                         ====================
Net Assets consist of:
Accumulated distributions in excess of net investment income...........................................  $                (24)
Accumulated net realized gain (loss)...................................................................                  (872)
Unrealized appreciation (depreciation) on investments..................................................                 1,398
Shares of beneficial interest..........................................................................                    39
Additional paid-in capital.............................................................................                82,535
                                                                                                         --------------------
Net Assets.............................................................................................  $             83,076
                                                                                                         ====================
Net Asset Value, offering and redemption price per share:
    ($83,075,721 divided by 3,920,226 shares of $.01 par value
    shares of beneficial interest outstanding).........................................................  $              21.19
                                                                                                         ====================

        The accompanying notes are an integral part of the financial statements.

Specialty Funds                              Limited Volatility Tax Free Fund 47

Limited Volatility Tax Free Fund

Statement of Operations

For the Year Ended December 31, 1997

                                                                        Amounts in thousands
Investment Income:
    Interest ....................................................................  $   3,396

Expenses (Notes 2 and 4):
    Management fees ........................................  $    361
    Custodian fees .........................................        52
    Transfer agent fees ....................................        45
    Professional fees ......................................         8
    Registration fees ......................................        22
    Trustees' fees .........................................         4
    Miscellaneous ..........................................        19
                                                              --------
       Total Expenses ...........................................................        511
                                                                                   ---------
Net investment income ...........................................................      2,885
                                                                                   ---------
Realized and Unrealized
    Gain (Loss) on Investments (Notes 2 and 3)
Net realized gain (loss) from investments .......................................        113
Net change in unrealized appreciation or depreciation of investments ............        530
                                                                                   ---------
Net gain (loss) on investments ..................................................        643
                                                                                   ---------
Net increase (decrease) in net assets resulting from operations .................  $   3,528
                                                                                   =========

        The accompanying notes are an integral part of the financial statements.

48  Limited Volatility Tax Free Fund                             Specialty Funds

Limited Volatility Tax Free Fund

Statements of Changes in Net Assets

For the Years Ended December 31,

                                                                                      Amounts in thousands
                                                                                        1997        1996
                                                                                      --------     --------
Increase (Decrease) in Net Assets
From Operations:
    Net investment income .........................................................    $  2,885     $  2,518
    Net realized gain (loss) ......................................................         113          (15)
    Net change in unrealized appreciation or depreciation .........................         530         (626)
                                                                                       --------     --------
       Net increase (decrease) in net assets resulting from operations ............       3,528        1,877
                                                                                       --------     --------
From Distributions to Shareholders:
    Net investment income .........................................................      (2,885)      (2,536)
    In excess of net investment income ............................................         (24)          (3)
                                                                                       --------     --------
       Total Distributions to Shareholders ........................................      (2,909)      (2,539)
                                                                                       --------     --------
From Fund Share Transactions:
    Net increase (decrease) in net assets from Fund share transactions (Note 6) ...      16,113        3,168
                                                                                       --------     --------
Total Net Increase (Decrease) in Net Assets .......................................      16,732        2,506

Net Assets:
    Beginning of period ...........................................................      66,344       63,838
                                                                                       --------     --------
    End of period (including accumulated distributions in excess of
      net investment income of $24 at December 31, 1997) ..........................    $ 83,076     $ 66,344
                                                                                       ========     ========

        The accompanying notes are an integral part of the financial statements.

Specialty Funds                              Limited Volatility Tax Free Fund 49

Limited Volatility Tax Free Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each year or period and other performance information derived from the financial statements.


                                                                     1997        1996        1995         1994         1993
                                                                  --------    ---------    ---------    ---------    ---------
Net Asset Value, Beginning of Period ........................     $  21.02    $   21.24    $   20.48    $   21.45    $   21.03
                                                                  --------    ---------    ---------    ---------    ---------
Income From Investment Operations:
   Net investment income ....................................          .84          .85          .81          .86          .94
   Net realized and unrealized gain (loss) on investments....          .18         (.21)         .77         (.97)         .42
                                                                  --------    ---------    ---------    ---------    ---------
       Total Income From Investment Operations ..............         1.02          .64         1.58         (.11)        1.36
                                                                  --------    ---------    ---------    ---------    ---------
Less Distributions:
   Net investment income ....................................         (.84)        (.86)        (.82)        (.86)        (.94)
   In excess of net investment income........................         (.01)          --           --           --           --
                                                                  --------    ---------    ---------    ---------    ---------
       Total Distributions ..................................         (.85)        (.86)        (.82)        (.86)        (.94)
                                                                  --------    ---------    ---------    ---------    ---------
Net Asset Value, End of Period ..............................     $  21.19    $   21.02    $   21.24    $   20.48    $   21.45
                                                                  ========    =========    =========    =========    =========
Total Return (%) ............................................         4.92         3.07         7.81        (0.54)        6.58

Ratios/Supplemental Data:
    Net Assets, end of period ($000 omitted).................       83,076       66,344       63,838       48,975       51,211

    Ratios to average net assets (%):
       Operating expenses ...................................          .71          .75          .74          .72          .75
       Net investment income.................................         3.99         4.02         3.91         4.14         4.40
    Portfolio turnover rate (%) .............................        40.79        74.34        73.91        71.71        24.05

50  Limited Volatility Tax Free Fund                             Specialty Funds

Money Market Fund

Statement of Net Assets

December 31, 1997

                                                                Principal                 Date
                                                                 Amount                    of            Value
                                                                  (000)         Rate     Maturity*       (000)
                                                                ---------      ------    ---------    ----------
Corporate Bonds and Notes - 20.9%
Alpha Finance Corp. (MTN)                                       $ 10,000       5.850%    03/03/98     $   10,000
BankAmerica Corp. (MTN)(a)                                         2,000       6.206     02/19/98          2,001
Beta Finance, Inc. (MTN)                                           5,000       5.930     03/16/98          5,000
Bravo Trust (a)                                                   45,000       5.925     10/15/98         45,000
Carolina Medical Plan, Inc. (a)                                   20,000       5.710     06/01/22         20,000
Chrysler Financial Corp. (MTN)                                    10,000       7.480     03/09/98         10,025
First USA Bank (a)                                                 5,000       5.902     04/29/98          5,002
Ford Motor Credit Co.                                              2,500       6.250     02/26/98          2,501
General Motors Acceptance Corp. (MTN)(a)                          25,000       5.662     03/03/98         24,998
General Motors Acceptance Corp. (MTN)(a)                          20,000       5.918     05/26/98         20,019
Merrill Lynch & Co., Inc. (a)                                     25,000       5.690     06/01/98         25,000
Merrill Lynch & Co., Inc. (MTN)(a)                                14,000       5.874     10/14/98         13,999
Sigma Finance, Inc. (MTN)                                         10,000       5.870     01/20/98          9,999
                                                                                                      ----------
Total Corporate Bonds and Notes (cost $193,544)                                                          193,544
                                                                                                      ----------
Domestic Certificates of Deposit - 8.0%
Corestates Bank NA (a)                                            20,000       5.670     08/27/98         20,000
First USA Bank (a)                                                17,400       5.950     01/13/98         17,401
First USA Bank (MTN)(a)                                            5,000       5.957     01/15/98          5,000
First USA Bank                                                     2,000       6.298     10/01/98          2,004
Morgan Guaranty Trust Co.                                          5,000       5.600     01/29/98          4,999
PNC Bank NA                                                       25,000       5.620     02/13/98         24,999
                                                                                                      ----------
Total Domestic Certificates of Deposit (cost $74,403)                                                     74,403
                                                                                                      ----------
Eurodollar Certificates of Deposit - 1.1%
Commerzbank AG                                                    10,000       5.890     03/06/98          9,999
                                                                                                      ----------
Total Eurodollar Certificates of Deposit (cost $9,999)                                                     9,999
                                                                                                      ----------
Yankee Certificates of Deposit - 12.5%
Bank of Tokyo Mitsubishi, Ltd.                                    10,000       5.740     01/26/98          9,996
Bank of Tokyo Mitsubishi, Ltd.                                     5,000       6.000     03/04/98          5,000
Bank of Tokyo Mitsubishi, Ltd.                                     4,000       6.280     04/02/98          4,000
Barclays Bank PLC                                                 15,000       5.805     02/09/98         15,000
Bayerische Landesbank                                              5,000       6.250     04/15/98          5,002
Canadian Imperial Bank                                             5,000       5.940     03/17/98          5,000
Fuji Bank, Ltd. (c)                                               20,000       6.190     02/17/98         20,004
Rabobank                                                          10,000       6.200     04/09/98          9,997
Societe Generale (a)                                              25,000       6.160     07/01/98         24,991
Wells Fargo & Co. (a)                                             10,000       5.946     07/01/98         10,005
Westpac Banking Corp.                                              2,000       5.830     01/15/98          2,000
Westpac Banking Corp.                                              5,000       5.970     03/23/98          4,999
                                                                                                      ----------
Total Yankee Certificates of Deposit (cost $115,994)                                                     115,994
                                                                                                      ----------

52  Money Market Fund                                            Specialty Funds

Money Market Fund

December 31, 1997

                                              Principal                  Date
                                              Amount                      of         Value
                                              (000)          Rate       Maturity*    (000)
                                              ---------     ------      ---------  --------
Domestic Commercial Paper - 39.6%
Bavaria TRR Corp.                             $ 24,274      5.680%      01/30/98   $ 24,163
Bavaria TRR Corp.                               25,000      5.750       02/27/98     24,772
Centric Capital Corp.                            5,000      5.650       01/29/98      4,978
Centric Capital Corp.                            7,500      5.730       02/13/98      7,449
Centric Capital Corp.                           15,000      5.730       02/17/98     14,888
Centric Capital Corp.                           10,000      5.750       02/23/98      9,915
Centric Capital Corp.                            2,000      5.750       02/24/98      1,983
Centric Capital Corp.                           10,000      5.760       03/02/98      9,904
Certain Funding Corp.                            5,300      5.740       02/09/98      5,267
Certain Funding Corp.                            8,950      5.750       02/10/98      8,893
Certain Funding Corp.                           22,425      5.740       02/19/98     22,250
Cooper River Funding, Inc.                      25,000      5.790       02/05/98     24,859
Dixie Overseas, Ltd.                            25,000      5.760       05/04/98     24,508
General Electric Capital Corp.                  21,000      5.620       02/12/98     20,862
General Electric Capital Corp.                  10,000      5.700       02/26/98      9,911
General Electric Capital Services                3,700      5.730       01/21/98      3,688
General Electric Capital Services                5,000      5.650       01/23/98      5,000
ING America Insurance Holding                   10,000      5.720       02/19/98      9,922
ING America Insurance Holding                   19,600      5.720       02/20/98     19,444
KZH-Soleil Corp.                                 1,183      5.916       03/03/98      1,171
KZH-Soleil Corp.                                 4,630      5.830       04/17/98      4,551
KZH-Soleil Corp.                                 5,935      5.830       04/20/98      5,830
KZH-Soleil Corp.                                 1,443      5.830       04/23/98      1,417
KZH-Soleil Corp.                                 1,890      5.860       04/30/98      1,853
KZH-Soleil Corp.                                 2,835      5.835       06/10/98      2,762
Sigma Finance, Inc.                             10,000      5.710       02/12/98      9,933
Special Purpose Accounts Receivable Co.         20,000      5.750       02/25/98     19,824
Special Purpose Accounts Receivable Co.         24,000      5.750       02/26/98     23,785
TEB Funding Corp.                               12,250      5.760       05/01/98     12,015
Variable Funding Capital Corp.                  31,026      5.750       02/06/98     30,848
                                                                                   --------
Total Domestic Commercial Paper (cost $366,645)                                     366,645
                                                                                   --------
Yankee Commercial Paper - 7.6%
Banco BCN Barclays, Ltd.                        10,000      5.800       01/23/98      9,965
Banco Del Istmo SA                              10,000      5.750       02/19/98      9,922
Salts III Cayman Island Corp.                   30,000      6.100       06/12/98     30,000
Tasmanian Public Finance Corp.                  20,000      5.650       01/12/98     19,965
                                                                                   --------
Total Yankee Commercial Paper (cost $69,852)                                         69,852
                                                                                   --------
Eurodollar Time Deposits - 6.9%
Bank of Montreal                                23,041      6.250       01/02/98     23,041
Bank of Tokyo Mitsubishi, Ltd.                  14,000      5.750       01/06/98     14,000
Bank of Tokyo Mitsubishi, Ltd.                  10,000      5.750       01/20/98     10,000
Tokai Bank, Grand Cayman (c)                    17,000      6.250       02/18/98     17,004
                                                                                   --------
Total Eurodollar Time Deposits (cost $64,045)                                        64,045
                                                                                   --------

Specialty Funds                                            Money Market Fund 53

Money Market Fund

December 31, 1997

                                                                     Principal                     Date
                                                                      Amount                        of          Value
                                                                       (000)           Rate      Maturity*      (000)
                                                                     ---------       --------    ---------    ----------
United States Government Agencies - 3.2%
Aid to Chile Guaranteed Note (LIBOR Floater)(a)                      $ 12,348          6.187%     06/01/05    $   12,359
Aid to INH Portugal Guaranteed Note (LIBOR Floater)(a)                 12,500          6.254      12/01/17        12,713
Federal Home Loan Bank                                                  5,000          5.875      02/26/98         5,000
                                                                                                              ----------
Total United States Government Agencies (cost $30,072)                                                            30,072
                                                                                                              ----------
Total Investments (amortized cost $924,554)(b) - 99.8%                                                           924,554
Other Assets and Liabilities, Net - 0.2%                                                                           1,729
                                                                                                              ----------
Net Assets - 100%                                                                                             $  926,283
                                                                                                              ==========

* The interest rate for all securities with a maturity greater than thirteen months has an automatic reset feature resulting in an effective maturity of thirteen months or less.
(a) Adjustable or floating rate security.
(b) The identified cost for federal income tax purposes is the same as shown above.
(c) Insured by MBIA

Abbreviations:
LIBOR - London Interbank Offered Rate
MBIA - Municipal Bond Investors Assurance
MTN - Medium Term Note

        The accompanying notes are an integral part of the financial statements.

54  Money Market Fund                                           Specialty Funds

Money Market Fund

Statement of Assets and Liabilities

December 31, 1997

                                                                            Amounts in
                                                                          thousands (except
                                                                          per share amount)
Assets
Investments at amortized cost which approximates market (Note 2) ...      $       924,554
Interest receivable ................................................                6,663
                                                                          ---------------
     Total Assets ..................................................              931,217

Liabilities
Payables:
 Dividends ............................................   $   4,706
 Accrued fees to affiliates (Note 4) ..................          82
 Other accrued expenses ...............................         146
                                                          ---------
     Total Liabilities .............................................                4,934
                                                                          ---------------
Net Assets .........................................................      $       926,283
                                                                          ===============
Net Assets consist of:
Shares of beneficial interest ......................................      $         9,263
Additional paid-in capital .........................................              917,020
                                                                          ---------------
Net Assets .........................................................      $       926,283
                                                                          ===============
Net Asset Value, offering and redemption price per share:
($926,282,567 divided by 926,282,567 shares of $.0l par value
shares of beneficial interest outstanding) .........................      $          1.00
                                                                          ===============

        The accompanying notes are an integral part of the financial statements.

Specialty Funds                                            Money Market Fund 55

Money Market Fund

Statement of Operations

For the Year Ended December 31, 1997

                                                                       Amounts in thousands
Investment Income:
  Interest .........................................................   $           41,325
Expenses (Notes 2 and 4):
  Management fees ..............................    $         1,805
  Custodian fees ...............................                172
  Professional fees ............................                 25
  Registration fees ............................                147
  Trustees' fees ...............................                  4
  Miscellaneous ................................                 15
                                                    ---------------
  Expenses before reductions ...................              2,168
  Expense reductions (Note 4) ..................             (1,611)
                                                    ---------------
     Total Expenses ................................................                  557
                                                                       ------------------
Net investment income ..............................................               40,768
                                                                       ------------------
Net increase in net assets resulting from operations................   $           40,768
                                                                       ==================

        The accompanying notes are an integral part of the financial statements.

56  Money Market Fund                                            Specialty Funds

Money Market Fund

Statements of Changes in Net Assets

For the Years Ended December 31,

                                                                                     Amounts in thousands
                                                                                     1997            1996
                                                                                 ------------     ------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income .....................................................    $     40,768     $     31,584

From Distributions to Shareholders:
  Net investment income .....................................................         (40,768)         (31,584)

From Fund Share Transactions:
  Net increase (decrease) in net assets from Fund share transactions (Note 6).        429,351          (36,711)
                                                                                 ------------     ------------
Total Net Increase (Decrease) in Net Assets .................................         429,351          (36,711)
Net Assets
  Beginning of period .......................................................         496,932          533,643
                                                                                 ------------     ------------
  End of period .............................................................    $    926,283     $    496,932
                                                                                 ============     ============

        The accompanying notes are an integral part of the financial statements.

Specialty Funds                                            Money Market Fund 57

Money Market Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each year or period and other performance information derived from the financial statements.

                                                          1997           1996          1995          1994         1993
                                                        --------      --------      --------      --------     --------
Net Asset Value, Beginning of Period ............       $ 1.0000      $ 1.0000      $ 1.0000      $ 1.0000     $ 1.0000
                                                        --------      --------      --------      --------     --------
Income From Investment Operations:
  Net investment income .........................          .0563         .0549         .0601         .0447        .0342
                                                        --------      --------      --------      --------     --------
Less Distributions:
  Net investment income .........................         (.0563)       (.0549)       (.0601)       (.0447)      (.0342)
                                                        --------      --------      --------      --------     --------
Net Asset Value, End of Period ..................       $ 1.0000      $ 1.0000      $ 1.0000      $ 1.0000     $ 1.0000
                                                        ========      ========      ========      ========     ========
Total Return (%)(a) .............................           5.79          5.63          6.19          4.57         3.48

Ratios/Supplemental Data:
  Net Assets, end of period ($000 omitted).......        926,283       496,932       533,643       502,302      415,998

  Ratios to average net assets (%)(a):
    Operating expenses, net (b) .................            .08           .05           .06           .05          .07
    Operating expenses, gross (b) ...............            .30           .30           .26           .05          .07
    Net investment income .......................           5.65          5.49          6.01          4.49         3.38


(a) For periods prior to April 1, 1995, fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment advisory fees. See Note 4.
(b) See Note 4 for current period amounts.

58  Money Market Fund                                            Specialty Funds

U.S. Government Money Market Fund

Statement of Net Assets

December 31, 1997

                                                                   Principal                   Date
                                                                    Amount                      of           Value
                                                                     (000)        Rate       Maturity*       (000)
                                                                   ---------    --------     ---------     --------
United States Government Agencies - 91.2%
Aid to Sri Lanka Guaranteed Note (LIBOR Floater)(a)                 $ 3,625       6.254%     06/15/12      $ 3,661
Aid to Chile Guaranteed Note (LIBOR Floater)(a)                       5,802       6.187      06/01/05        5,807
Federal Farm Credit Bank Bonds                                        1,000       5.650      02/02/98        1,000
Federal Farm Credit Bank Bonds                                        2,500       5.540      03/02/98        2,499
Federal Farm Credit Bank (MTN)(a)                                     5,000       5.570      04/17/98        4,999
Federal Farm Credit Bank Discount Notes                               3,385       5.420      01/12/98        3,379
Federal Home Loan Bank                                                1,050       5.135      01/12/98        1,050
Federal Home Loan Bank                                                1,000       5.610      01/26/98        1,000
Federal Home Loan Bank                                                5,000       5.420      02/06/98        4,997
Federal Home Loan Bank                                               10,000       4.500      02/25/98        9,980
Federal Home Loan Bank                                                1,000       4.980      02/26/98          999
Federal Home Loan Bank                                                4,000       5.135      03/04/98        3,995
Federal Home Loan Bank                                                4,000       5.670      03/05/98        3,998
Federal Home Loan Bank                                                6,241       5.122      04/13/98        6,227
Federal Home Loan Bank                                                1,000       5.260      04/27/98          997
Federal Home Loan Bank                                                1,000       6.200      05/06/98        1,000
Federal Home Loan Bank                                                2,000       6.010      07/29/98        2,000
Federal Home Loan Bank (MTN)                                          2,000       5.010      03/11/98        1,997
Federal Home Loan Mortgage Corp.                                      2,000       5.190      03/11/98        1,997
Federal Home Loan Mortgage Corp.                                      1,000       5.400      03/16/98          999
Federal Home Loan Mortgage Corp.                                      1,000       5.310      04/29/98          998
Federal Home Loan Mortgage Corp. Pool #M1-7487                        1,321       6.000      03/01/98        1,320
Federal Home Loan Mortgage Discount Notes                             2,000       5.950      01/07/98        1,998
Federal National Mortgage Association                                 2,500       6.050      01/12/98        2,500
Federal National Mortgage Association                                 2,000       5.375      01/13/98        2,000
Federal National Mortgage Association                                 5,000       8.650      02/10/98        5,015
Federal National Mortgage Association                                 2,100       8.200      03/10/98        2,109
Federal National Mortgage Association                                 2,000       5.350      03/10/98        1,998
Federal National Mortgage Association                                 2,840       5.250      03/25/98        2,835
Federal National Mortgage Association                                 3,000       5.730      04/13/98        2,997
Federal National Mortgage Association                                 1,000       6.000      04/17/98        1,000
Federal National Mortgage Association (MTN)                           1,000       7.560      02/06/98        1,002
Federal National Mortgage Association (MTN)                           1,000       4.600      02/25/98          998
Federal National Mortgage Association (MTN)                           6,000       5.400      03/18/98        5,995
Federal National Mortgage Association (MTN)                           2,150       5.710      03/18/98        2,150
Federal National Mortgage Association (MTN)                           2,000       5.200      04/30/98        1,994
Federal National Mortgage Association (MTN)(a)                        1,500       6.000      02/17/98        1,501
Federal National Mortgage Association (MTN)(a)                        8,000       5.590      04/21/98        8,000
Federal National Mortgage Association (MTN)(a)                       12,460       5.504      06/02/99       12,404
Federal National Mortgage Association Discount Notes                  7,230       5.740      01/23/98        7,205
Nebraska Higher Education Loan (c)                                    1,007       5.850      01/26/98        1,003
New Hampshire Higher Education Loan Corp. (c)                         5,000       5.720      02/17/98        4,963
Student Loan Marketing Association                                    3,000       7.000      03/03/98        3,006
Student Loan Marketing Association (a)                                2,900       5.629      01/15/98        2,900
Student Loan Marketing Association (a)                                2,600       5.619      08/20/98        2,597
Student Loan Marketing Association (a)                                1,000       5.639      01/13/99          996
Student Loan Marketing Association (MTN)                              5,000       5.700      03/17/98        4,998


60  U.S. Government Money Market Fund                            Specialty Funds

U.S. Government Money Market Fund

December 31, 1997

                                                                            Principal                      Date
                                                                             Amount                         of            Value
                                                                              (000)           Rate       Maturity*        (000)
                                                                            ----------       ------      ---------      ---------
Student Loan Marketing Association (MTN)(a)                                 $   10,000        5.877%      10/06/98      $   9,995
Student Loan Marketing Association (MTN)(a)                                      2,000        5.504       07/12/99          1,997
USA Group Secondary Market Savings (c)                                           5,000        5.730       01/26/98          4,980
USA Group Secondary Market Savings (c)                                           5,000        5.700       02/12/98          4,967
                                                                                                                        ---------
Total United States Government Agencies                                                                                   171,002
                                                                                                                        ---------
Total Investments (amortized cost $171,002) - 91.2%                                                                       171,002
                                                                                                                        ---------
Repurchase Agreements - 8.0%
Agreement with BZW Securities and the Bank of New York (Tri-Party) of $14,925
    acquired December 31, 1997 at 6.60% to be repurchased at $14,930 on January 2, 1998, collateralized by:
    $14,929 Federal Home Loan Bank, due 06/02/98, valued at $15,228                                                        14,925
                                                                                                                        ---------
Total Repurchase Agreements (identified cost $14,925)                                                                      14,925
                                                                                                                        ---------
Total Investments and Repurchase Agreements (cost $185,927)(b) - 99.2%                                                    185,927
Other Assets and Liabilities, Net - 0.8%                                                                                    1,485
                                                                                                                        ---------
Net Asset - 100.0%                                                                                                      $ 187,412
            =====                                                                                                       =========


* The interest rate for all securities with a maturity greater than thirteen months has an automatic reset feature resulting in an effective maturity of thirteen months or less.
(a) Adjustable or floating rate security.
(b) The identified cost for federal income tax purposes is the same as shown above.
(c) Guaranteed by Student Loan Marketing Association.

Abbreviations:
LIBOR - London Interbank Offered Rate
MTN - Medium Term Note

        The accompanying notes are an integral part of the financial statements.

Specialty Funds                             U.S. Government Money Market Fund 61

U.S. Government Money Market Fund

Statement of Assets and Liabilities

December 31, 1997

                                                                                                                     Amounts in
                                                                                                                  thousands (except
                                                                                                                  per share amount)
Assets
Investments at amortized cost which approximates market (Note 2) ...............................................   $        171,002

Repurchase agreements (identified cost $14,925)(Note 2) ........................................................             14,925
Interest receivable ............................................................................................              2,340
                                                                                                                   ----------------
       Total Assets ............................................................................................            188,267

Liabilities
Payables:
    Dividends ...........................................................................  $            815
    Accrued fees to affiliates (Note 4) .................................................                29
    Other accrued expenses ..............................................................                11
                                                                                           ----------------
       Total Liabilities .......................................................................................                855
                                                                                                                   ----------------
Net Assets .....................................................................................................   $        187,412
                                                                                                                   ================
Net Assets consist of:
Shares of beneficial interest ..................................................................................   $          1,874
Additional paid-in capital .....................................................................................            185,538
                                                                                                                   ----------------
Net Assets .....................................................................................................   $        187,412
                                                                                                                   ================
Net Asset Value, offering and redemption price per share:
    ($187,412,297 divided by 187,412,297 shares of $.01 par value
    shares of beneficial interest outstanding) .................................................................   $           1.00
                                                                                                                   ================

        The accompanying notes are an integral part of the financial statements.

62  U.S. Government Money Market Fund                            Specialty Funds

U.S. Government Money Market Fund

Statement of Operations

For the Year Ended December 31, 1997

                                                                                                                Amounts in thousands
Investment Income:
    Interest ................................................................................................  $              12,212

Expenses (Notes 2 and 4):
    Management fees .....................................................................  $            542
    Custodian fees ......................................................................                67
    Transfer agent fees .................................................................               223
    Professional fees ...................................................................                 7
    Registration fees ...................................................................                19
    Trustees' fees ......................................................................                 4
    Miscellaneous .......................................................................                26
                                                                                           ----------------
    Expenses before reductions ..........................................................               888
    Expense reductions (Note 4) .........................................................              (464)
                                                                                           ----------------
       Total Expenses ..........................................................................................                424
                                                                                                                   ----------------
Net investment income ..........................................................................................             11,788
                                                                                                                   ----------------
Net increase in net assets resulting from operations ...........................................................   $         11,788
                                                                                                                   ================

        The accompanying notes are an integral part of the financial statements.

Specialty Funds                             U.S. Government Money Market Fund 63

U.S. Government Money Market Fund

Statements of Changes in Net Assets

For the Years Ended December 31,

                                                                                                     Amounts in thousands
                                                                                                   1997                 1996
                                                                                             -----------------    -----------------
Increase (Decrease) in Net Assets
From Operations:
    Net investment income ................................................................   $          11,788    $          10,145

From Distributions to Shareholders:
    Net investment income ................................................................             (11,788)             (10,145)

From Fund Share Transactions:
    Net increase (decrease) in net assets from Fund share transactions (Note 6) ..........             (52,313)              89,784
                                                                                             -----------------    -----------------
Total Net Increase (Decrease) in Net Assets ..............................................             (52,313)              89,784

Net Assets
    Beginning of period ..................................................................             239,725              149,941
                                                                                             -----------------    -----------------
    End of period ........................................................................   $         187,412    $         239,725
                                                                                             =================    =================

        The accompanying notes are an integral part of the financial statements.

64  U.S. Government Money Market Fund                            Specialty Funds

U.S. Government Money Market Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each year or period and other performance information derived from the financial statements.

                                                                            1997        1996        1995        1994        1993
                                                                         ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period .................................   $   1.0000  $   1.0000  $   1.0000  $   1.0000  $   1.0000
                                                                         ----------  ----------  ----------  ----------  ----------
Income From Investment Operations:
  Net investment income ..............................................        .0545       .0526       .0580       .0380       .0284
                                                                         ----------  ----------  ----------  ----------  ----------
Less Distributions:
  Net investment income ..............................................       (.0545)     (.0526)     (.0580)     (.0380)     (.0284)
                                                                         ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Period .......................................   $   1.0000  $   1.0000  $   1.0000  $   1.0000  $   1.0000
                                                                         ==========  ==========  ==========  ==========  ==========
Total Return (%) .....................................................         5.59        5.40        5.98        3.87        2.88

Ratios/Supplemental Data:
  Net Assets, end of period ($000 omitted) ...........................      187,412     239,725     149,941     112,077      95,410

  Ratios to average net assets (%):
    Operating expenses, net(a)........................................          .20         .25         .32         .57         .49
    Operating expenses, gross(a)......................................          .41         .50         .51         .57         .49
    Net investment income ............................................         5.44        5.27        5.82        3.91        2.85


(a) See Note 4 for current period amounts.

Specialty Funds                             U.S. Government Money Market Fund 65

Tax Free Money Market Fund

Statement of Net Assets

December 31, 1997

                                                                             Principal                    Date
                                                                              Amount                       of             Value
                                                                               (000)       Rate         Maturity*         (000)
                                                                             ---------    ------        ---------       ---------
Alabama - 0.8%
McIntosh, Alabama Industrial Development Board Pollution
  Control Revenue, daily demand                                             $    1,100    5.100%(1)     07/01/04        $   1,100
                                                                                                                        ---------
                                                                                                                            1,100
                                                                                                                        ---------
Alaska - 0.3%
City and Borough of Juneau, Alaska General Obligation Bonds (a)                    410    6.000         01/01/98              410
                                                                                                                        ---------
                                                                                                                              410
                                                                                                                        ---------
Arizona - 3.8%
Maricopa County, Arizona Industrial Development Authority Revenue,
  weekly demand                                                                    700    4.450(2)      10/01/04              700
Maricopa County, Arizona Pollution Control Revenue, weekly demand                4,000    3.700(2)      08/01/15            4,000
Pinal County, Arizona Industrial Development Authority Pollution
  Control Revenue, daily demand                                                    300    4.950(1)      12/01/09              300
                                                                                                                        ---------
                                                                                                                            5,000
                                                                                                                        ---------
Colorado - 5.4%
Colorado Housing Financial Authority, weekly demand                              1,150    4.250(2)      06/01/05            1,150
Colorado Multi-family Housing Financing Authority, Series A, weekly demand         175    4.275(2)      11/01/09              175
Moffat County, Colorado Pollution Control Revenue, daily demand (a)              1,500    5.100(1)      05/01/13            1,500
Smith Creek Metropolitan District, Colorado Revenue, weekly demand               4,200    4.200(2)      10/01/35            4,200
                                                                                                                        ---------
                                                                                                                            7,025
                                                                                                                        ---------
Delaware - 0.5%
Delaware Economic Development Authority Multi-family Revenue, weekly demand        650    3.900(2)      12/01/15              650
                                                                                                                        ---------
                                                                                                                              650
                                                                                                                        ---------
District of Columbia - 0.9%
District of Columbia General Obligation, Series B-3, daily demand                1,200    5.000(1)      06/01/03            1,200
                                                                                                                        ---------
                                                                                                                            1,200
                                                                                                                        ---------
Florida - 1.9%
Boca Raton, Florida Industrial Development Authority Revenue, weekly demand        425     4.525(2)     12/01/14              425
Lee County, Florida Industrial Development Authority Revenue, weekly demand        625     4.075(2)     04/01/10              625
Orange County, Florida Industrial Development Authority Revenue,
  weekly demand                                                                    950     4.000(2)     01/01/11              950
Palm Beach County, Florida Revenue, weekly demand (a)                              500     3.750(2)     03/01/27              500
                                                                                                                        ---------
                                                                                                                            2,500
                                                                                                                        ---------

66  Tax Free Money Market Fund                                   Specialty Funds

Tax Free Money Market Fund

December 31, 1997

                                                                                     Principal                      Date
                                                                                       Amount                        of       Value
                                                                                       (000)          Rate        Maturity*   (000)
                                                                                     ---------      -------       --------   -------
Georgia - 3.1%
DeKalb County, Georgia Housing Authority Multi-family Home Revenue,
  weekly demand                                                                      $     700       3.800%(2)    06/01/25   $   700
Georgia State Hospital Financing Authority Revenue, daily demand                           100       4.950(1)     03/01/01       100
Gwinnett County, Georgia Development Authority Revenue, weekly demand                    1,000       4.200(2)     03/01/17     1,000
Residential Apartments I Portfolio CERT Trust, 1996 Series A, weekly demand (d)            720       4.300(2)     12/01/02       720
Thomasville, Georgia Hospital Authority Revenue, weekly demand                           1,500       4.200(2)     11/01/17     1,500
                                                                                                                             -------
                                                                                                                               4,020
                                                                                                                             -------
Illinois - 11.3%
DeKalb, Illinois Industrial Development Revenue, weekly demand                             500       3.900(2)     02/01/01       500
East Peoria, Illinois Multi-family Housing Revenue, weekly demand                        1,920       4.400(2)     06/01/08     1,920
Illinois Development Finance Authority Revenue, quarterly demand                           700       3.900(4)     08/01/25       700
Illinois Development Finance Authority Revenue, weekly demand                            1,250       4.100(2)     09/01/26     1,250
Illinois Health Facilities Authority Revenue, quarterly demand                             450      10.375        01/01/98       450
Illinois Health Facilities Authority Revenue, Series B, weekly demand                      555       4.000(2)     10/01/15       555
Illinois Health Facilities Authority Revenue, Series B, weekly demand                      800       3.800(2)     08/15/22       800
Illinois Health Facilities Authority Revenue, Series C, weekly demand                    2,100       4.000(2)     10/01/15     2,100
McCook, Illinois Revenue St. Andrew Society Project, Series 96-A, weekly demand          4,800       4.100(2)     12/01/21     4,800
St. Clair County, Illinois Industrial Development Board Revenue, weekly demand           1,000       4.550(2)     10/01/15     1,000
Troy Grove, Illinois Revenue, weekly demand                                                750       4.867(2)     05/01/10       750
                                                                                                                             -------
                                                                                                                              14,825
                                                                                                                             -------
Indiana - 12.9%
Benton, Indiana Community School Corporation Tax Anticipation Warrants                   1,000       4.250        12/31/98     1,002
Calumet Township Lake County, Indiana Advancement Fund Notes,
  Series 1996-A, weekly demand                                                           1,525       4.150        01/15/98     1,525
Fort Wayne, Indiana Economic Development Revenue, weekly demand                          1,000       4.275(2)     12/01/03     1,000
Indiana Bond Bank Advance Funding Notes, quarterly demand                                1,000       4.000        01/21/98     1,000
Indiana Bond Bank Advance Funding Notes                                                  1,500       3.900        02/02/98     1,500
Indiana Health Facility Financing Authority Revenue, weekly demand                       3,000       4.000(2)     08/15/27     3,000
Jasper County, Indiana Pollution Control Revenue, daily demand                           1,500       5.100(1)     08/01/10     1,500
New Albany Floyd County, Indiana School Building Corporate Bond
  Anticipation Notes, semiannual demand                                                  1,000       3.950        09/01/98     1,000
Perry Township, Indiana Multi-School Building Corporation Revenue,
  semiannual demand                                                                      1,250       4.000        06/25/98     1,250
Princeton, Indiana Pollution Control Revenue, daily demand                               1,900       5.100(1)     03/01/19     1,900
Residential Apartments I Portfolio CERT Trust, 1996 Series A, weekly demand (d)            740       4.300(2)     12/01/02       740
Westfield-Washington, Indiana Schools Temporary Loan Warrants                            1,500       4.100        12/31/98     1,501
                                                                                                                             -------
                                                                                                                              16,918
                                                                                                                             -------
Iowa - 0.4%
Residential Apartments I Portfolio CERT Trust, 1996 Series A, weekly demand (d)            540       4.300(2)     12/01/02       540
                                                                                                                             -------
                                                                                                                                 540
                                                                                                                             -------

Specialty Funds                                    Tax Free Money Market Fund 67

Tax Free Money Market Fund

December 31, 1997

                                                                                 Principal                        Date
                                                                                  Amount                           of        Value
                                                                                  (000)           Rate          Maturity*    (000)
                                                                                ---------       -------         --------    -------
Kansas - 0.7%
Shawnee County, Kansas General Obligation, Series 1                             $     965        4.250%         02/01/98    $   965
                                                                                                                            -------
                                                                                                                                965
                                                                                                                            -------
Kentucky - 4.2%
Calloway County, Kentucky Fire Protection Area Development District 2,
  weekly demand                                                                     1,210        4.220(2)       12/01/31      1,210
Elsmere, Kentucky Industrial Building Revenue, quarterly demand                       535        3.900(4)       02/01/06        535
Elva-New Harmony-Oak Level, Kentucky Fire Protection District Area Development,
  Series A-1, weekly demand                                                         3,710        4.220(2)       12/01/31      3,710
                                                                                                                            -------
                                                                                                                              5,455
                                                                                                                            -------
Maine - 1.7%
Maine Health & Higher Educational Facilities Authority Revenue
  Series D, weekly demand (a)                                                       2,180        3.700(2)       12/01/25      2,180
                                                                                                                            -------
                                                                                                                              2,180
                                                                                                                            -------
Maryland - 4.4%
Anne Arundel County, Maryland Industrial Development, weekly demand                 2,260        3.900(2)       02/01/01      2,260
Maryland State Health & Higher Education Facility Authority Revenue,
  weekly demand                                                                     2,700        3.950(2)       07/01/27      2,700
Montgomery County, Maryland Industrial Development Revenue, monthly demand (a)        800        3.950(3)       04/01/14        800
                                                                                                                            -------
                                                                                                                              5,760
                                                                                                                            -------
Massachusetts - 2.3%
Brockton, Massachusetts Revenue Anticipation Notes                                  1,000        4.500          06/30/98      1,002
Falls River, Massachusetts Bond Anticipation Notes, semiannual demand               1,000        4.250          06/15/98      1,001
New England Education Loan Marketing Corp., Series C, semiannual demand             1,000        4.750          07/01/98      1,003
                                                                                                                            -------
                                                                                                                              3,006
                                                                                                                            -------
Michigan - 5.4%
Lansing, Michigan Economic Development Corp., semiannual demand                     2,000        3.850(5)       05/01/15      2,000
Livonia, Michigan Economic Development Corp., semiannual demand                       270        3.850(5)       11/15/04        270
McDonald Tax Exempt Mortgage Bond Trust, thirteen month demand (c)                    152        4.250(6)       01/15/09        152
Michigan State Job Development Authority Revenue, monthly demand                    1,100        3.800(3)       11/01/14      1,100
Northville, Michigan Economic Development Corporation, Ltd. Obligation
  Revenue, weekly demand                                                              500        4.275(2)       05/01/14        500
University of Michigan, University Revenue, Series A, daily demand                  3,100        5.100(1)       12/01/27      3,100
                                                                                                                            -------
                                                                                                                              7,122
                                                                                                                            -------

68  Tax Free Money Market Fund                                   Specialty Funds

Tax Free Money Market Fund

December 31, 1997

                                                                               Principal                       Date
                                                                                Amount                          of          Value
                                                                                 (000)         Rate          Maturity*      (000)
                                                                              ----------     ---------       ---------    --------
Minnesota - 3.2%
Burnsville, Minnesota Industrial Development Revenue, Series C, weekly demand  $     350       3.900%(2)     02/01/01     $    350
Mendota Heights, Minnesota Commercial Development, weekly demand                   1,580       4.250(2)      12/01/15        1,580
Minneapolis, Minnesota General Obligation, Series A, weekly demand                   800       4.140(2)      12/01/05          800
Moorehead, Minnesota Industrial Development Revenue, weekly demand                 1,390       4.000(2)      11/01/09        1,390
                                                                                                                          --------
                                                                                                                             4,120
                                                                                                                          --------
Mississippi - 0.3%
DeSoto County, Mississippi Industrial Development Revenue, weekly demand             400       4.867(2)      12/01/08          400
                                                                                                                          --------
                                                                                                                               400
                                                                                                                          --------
Missouri - 0.9%
Jackson County, Missouri Industrial Development Authority Recreational
  Facility Revenue, daily demand                                                     200       5.400(1)      11/01/16          200
Kansas City, Missouri Industrial Development Authority Hospital Revenue,
  weekly demand                                                                      260       4.000(2)      08/01/18          260
St. Louis, Missouri Industrial Development Authority Revenue, weekly demand          700       4.550(2)      08/30/99          700
                                                                                                                          --------
                                                                                                                             1,160
                                                                                                                          --------
Nevada - 0.1%
Henderson, Nevada Public Improvement Trust Housing Revenue, Series II-B,
    weekly demand                                                                    125       4.350(2)      08/01/26          125
                                                                                                                          --------
                                                                                                                               125
                                                                                                                          --------
New York - 2.7%
Lindenhurst, New York University Free School District Tax Anticipation Notes       1,000       4.250         06/24/98        1,001
Nassau County, New York Revenue Anticipation Notes, Series A                       1,000       4.250         03/10/98        1,001
North Hempstead, New York Bond Anticipation Notes, Series A                        1,500       4.000         01/29/98        1,500
                                                                                                                          --------
                                                                                                                             3,502
                                                                                                                          --------
Ohio - 5.0%
Buckeye, Ohio Tax-Exempt Mortgage Bond Trust, quarterly demand                       345       4.260(4)      02/01/05          345
Cincinnati & Hamilton County, Ohio Port Authority, quarterly demand                  335       3.700(4)      09/01/99          335
Citizens Federal Tax-Exempt Mortgage Bond Trust, semiannual demand                    55       3.600(5)      09/01/08           55
Clermont County, Ohio Economic Development Revenue, semiannual demand                405       3.800(5)      12/01/09          405
Clermont County, Ohio Economic Development Revenue, semiannual demand                210       3.800(5)      05/01/12          210
Cuyahoga County, Ohio Industrial Development Revenue, semiannual demand              160       3.850(5)      06/01/99          160
Franklin County, Ohio Industrial Development Revenue, semiannual demand              605       3.850(5)      04/01/15          605
Franklin County, Ohio Industrial Development Revenue, semiannual demand              150       3.880(5)      11/01/15          150
Mahoning County, Ohio Industrial Development Revenue, Series A, weekly demand          5       4.200(2)      10/01/00            5
Mahoning County, Ohio Industrial Development Revenue, Series B, weekly demand         45       4.200(2)      10/01/00           45
McDonald Tax Exempt Mortgage Bond Trust, thirteen month demand (c)                   711       4.250(6)      01/15/09          711


Specialty Funds                                    Tax Free Money Market Fund 69

Tax Free Money Market Fund

December 31, 1997

                                                                               Principal                           Date
                                                                                Amount                              of      Value
                                                                                 (000)           Rate           Maturity*   (000)
                                                                              ----------      ---------         ---------  --------
Ohio State Higher Educational Facilities Community College Revenue,
  weekly demand                                                               $     665         4.150%(2)        09/01/20  $   665
Scioto County, Ohio Health Care Facilities, semiannual demand                       690         3.850(5)         12/01/15      690
Stark County, Ohio Health Care Facilities, quarterly demand                       1,640         3.800(4)         09/15/16    1,640
Trumbull County, Ohio Industrial Development Revenue, weekly demand                 495         4.200(2)         04/01/04      495
                                                                                                                           -------
                                                                                                                             6,516
                                                                                                                           -------
Oklahoma - 1.8%
Muskogee, Oklahoma Industrial Development Revenue, weekly demand                  1,090         4.200(2)         12/01/15    1,090
Tulsa County, Oklahoma Industrial Development Authority Revenue,
  semiannual demand                                                               1,250         3.900(5)         12/15/08    1,250
                                                                                                                           -------
                                                                                                                             2,340
                                                                                                                           -------
Oregon - 0.6%
Hillsboro, Oregon Graduate Institute Revenue, weekly demand                         750         4.250(2)         08/01/11      750
                                                                                                                           -------
                                                                                                                               750
                                                                                                                           -------
Pennsylvania - 12.3%
Berks County, Pennsylvania Industrial Development Authority, weekly demand        1,050         4.275(2)         12/01/04    1,050
Commonwealth Tax-Exempt Mortgage Bond Trust, semiannual demand                      585         4.050(5)         11/01/05      585
Delaware County, Pennsylvania Industrial Development Authority Solid
  Waste Revenue, Series A, weekly demand                                            100         3.650(2)         12/01/18      100
Emmaus, Pennsylvania General Authority Revenue, weekly demand                       300         4.000(2)         12/01/28      300
McDonald Tax Exempt Mortgage Bond Trust, thirteen month demand (c)                  152         4.250(6)         01/15/09      152
Montgomery County, Pennsylvania Education & Health Authority Revenue,
  weekly demand                                                                   4,700         4.000(2)         08/01/21    4,700
Montgomery County, Pennsylvania Industrial Development Authority Revenue,
  weekly demand                                                                     500         4.250(2)         04/01/04      500
Norristown, Pennsylvania Tax & Revenue Anticipation Notes                         1,000         4.050            12/31/98    1,000
Pennsylvania State Higher Educational Revenue, quarterly demand                   1,500         3.800(4)         06/01/07    1,500
Philadelphia, Pennsylvania School District Tax & Revenue Anticipation Notes,
  annual demand                                                                   1,250         4.500            06/30/98    1,253
Sayre, Pennsylvania Health Care Facilities Authority Revenue, Series A,
  weekly demand (a)                                                                 200         3.650(2)         12/01/20      200
Schuylkill County, Pennsylvania Industrial Development Authority
  Residential Recovery Revenue, weekly demand                                     4,000         3.700(2)         12/01/02    4,000
Westmoreland County, Pennsylvania Industrial Development Authority Revenue,
  Series D, weekly demand                                                           755         3.900(2)         10/01/00      755
                                                                                                                           -------
                                                                                                                            16,095
                                                                                                                           -------

70  Tax Free Money Market Fund                                   Specialty Funds

Tax Free Money Market Fund

December 31, 1997

                                                                              Principal                         Date
                                                                                Amount                           of         Value
                                                                                (000)            Rate         Maturity*     (000)
                                                                              ----------     ------------   ------------- ---------
South Carolina - 1.4%
Anderson County, South Carolina Industrial Revenue, weekly demand             $     830          4.250%(2)       07/01/04 $    830
Richland County, South Carolina School District General Obligation,
  quarterly demand                                                                  750          4.800           03/01/98      751
South Carolina State Public Service Authority Revenue, Series B, annual
  demand (a)                                                                        205          5.000           01/01/99      207
                                                                                                                          --------
                                                                                                                             1,788
                                                                                                                          --------
South Dakota - 1.4%
Sioux Falls, South Dakota Industrial Development Revenue, weekly demand           1,775          4.250(2)        06/01/06    1,775
                                                                                                                          --------
                                                                                                                             1,775
                                                                                                                          --------
Tennessee - 1.8%
Franklin County, Tennessee Health & Educational Facilities Revenue,
  monthly demand                                                                  1,300          3.800(3)        09/01/10    1,300
Tennessee State General Obligation, quarterly demand                                300          5.000           03/01/98      301
Tennessee State General Obligation, quarterly demand                                750          5.500           03/01/98      752
                                                                                                                          --------
                                                                                                                             2,353
                                                                                                                          --------
Virginia - 1.6%
Harrisonburg, Virginia Redevelopment & Housing Multi-family Housing
  Revenue, quarterly demand                                                       1,000          3.700(4)        02/01/26    1,000
Norfolk, Virginia Industrial Development Authority Revenue, weekly demand         1,075          4.275(2)        03/01/16    1,075
                                                                                                                          --------
                                                                                                                             2,075
                                                                                                                          --------
Washington - 8.0%
Washington State Housing Financial Community Nonprofit Housing
  Revenue, daily demand                                                           4,830          5.100(1)        07/01/11    4,830
Washington State Housing Financial Community Nonprofit Housing
  Revenue, daily demand                                                           1,300          5.100(1)        01/01/21    1,300
Washington State Housing Financial Community Nonprofit Housing
  Revenue, daily demand                                                           4,350          4.750(1)        01/01/27    4,350
                                                                                                                          --------
                                                                                                                            10,480
                                                                                                                          --------
West Virginia - 0.8%
Marshall County, West Virginia Pollution Control Revenue, weekly demand           1,000          3.950(2)        03/01/26    1,000
                                                                                                                          --------
                                                                                                                             1,000
                                                                                                                          --------
Wisconsin - 2.2%
Clinton, Wisconsin Community School District Tax & Revenue
  Anticipation Notes, semiannual demand                                             775          4.240           08/31/98      775
Lodi, Wisconsin School District Tax & Revenue Anticipation Notes,
  semiannual demand                                                               1,000          3.990           10/15/98    1,000
Oregon, Wisconsin School District Tax & Revenue Anticipation Notes,
  semiannual demand                                                               1,100          4.220           09/16/98    1,101
                                                                                                                          --------
                                                                                                                             2,876
                                                                                                                          --------

Specialty Funds                                    Tax Free Money Market Fund 71

Tax Free Money Market Fund

December 31, 1997

                                                                               Principal                     Date
                                                                                Amount                        of            Value
                                                                                 (000)       Rate          Maturity*        (000)
                                                                              ----------   ---------      -----------     ---------
Wyoming - 1.3%
Lincoln County, Wyoming Pollution Control Revenue, daily demand (a)           $    1,700   4.900%(1)        11/01/24       $  1,700
                                                                                                                           --------
                                                                                                                              1,700
                                                                                                                           --------
Total Investments (amortized cost $137,731)(b) - 105.4%                                                                     137,731
Other Assets and Liabilities, Net - (5.4)%                                                                                   (7,006)
                                                                                                                           --------
Net Assets - 100.0%                                                                                                        $130,725
                                                                                                                           ========


(a) Bond is insured by AMBAC, FGIC, or MBIA.
(b) The cost for federal income tax purposes is the same as shown above.
(c) Multi-State bond issue including Michigan, Ohio, and Pennsylvania.
(d) Multi-State bond issue including Georgia, Indiana, and Iowa.

* All securities with a maturity date greater than thirteen months have a demand feature, or an optional or mandatory put, or are pre-refunded resulting in an effective maturity of thirteen months or less.

    Variable Rate:
    (1) Daily
    (2) Weekly
    (3) Monthly
    (4) Quarterly
    (5) Semiannual
    (6) Thirteen-month

        The accompanying notes are an integral part of the financial statements.

72  Tax Free Money Market Fund                                   Specialty Funds

Tax Free Money Market Fund

December 31, 1997

Quality Ratings as a % of Market Value ++
VMIG1 or SP-1                                         91%
  P1                                                   8
VMIG2                                                  1
                                                   -----
                                                     100%
                                                   =====

Economic Sector Emphasis as a % of Market Value
General Obligation                                    31%
Education Revenue                                     18
Industrial Revenue Bonds                              18
Housing Revenue                                       15
Healthcare Revenue                                     9
Pollution Control Revenue                              9
                                                   -----
                                                     100%
                                                   =====


++  VMIG1: The highest short-term municipal note credit rating given by Moody's
           Investors Services to notes with a demand feature which are of the "best quality."
    VMIG2: The highest short-term municipal note credit rating given by Moody's
           Investors Services to notes with a demand feature which are of "high quality."
    SP-1: The highest short-term municipal note credit rating given by Standard & Poor's Corporation to notes with a "very strong or strong capacity to pay principal and interest."
    P1: The highest tax-exempt commercial paper rating given by Moody's Investors Services to commercial paper with a "superior capacity for repayment."

        The accompanying notes are an integral part of the financial statements.

Specialty Funds                                   Tax Free Money Market Fund 73

Tax Free Money Market Fund

Statement of Assets and Liabilities

December 31, 1997

                                                                                                                    Amounts in
                                                                                                                 thousands (except
                                                                                                                 per share amount)
Assets
Investments at amortized cost which approximates market (Note 2) ............................................  $            137,731
Receivables:
    Interest ................................................................................................                 1,073
    Investments sold ........................................................................................                    50
                                                                                                               --------------------
       Total Assets .........................................................................................               138,854

Liabilities
Payables:
    Dividends .........................................................................  $              382
    Investments purchased .............................................................               7,703
    Accrued fees to affiliates (Note 4) ...............................................                  20
    Other accrued expenses ............................................................                  24
                                                                                         ------------------
       Total Liabilities ....................................................................................                 8,129
                                                                                                               --------------------
Net Assets ..................................................................................................  $            130,725
                                                                                                               ====================
Net Assets consist of:
Shares of beneficial interest ...............................................................................  $              1,307
Additional paid-in capital ..................................................................................               129,418
                                                                                                               --------------------
Net Assets ..................................................................................................  $            130,725
                                                                                                               ====================
Net Asset Value, offering and redemption price per share:
    ($130,724,586 divided by 130,724,586 shares of $.01 par value
    shares of beneficial interest outstanding) ..............................................................  $              1.00
                                                                                                               ====================

        The accompanying notes are an integral part of the financial statements.

74  Tax Free Money Market Fund                                   Specialty Funds

Tax Free Money Market Fund

Statement of Operations

For the Year Ended December 31, 1997

                                                                                                               Amounts in thousands
Investment Income:
    Interest...............................................................................................    $              4,092

Expenses (Notes 2 and 4):
    Management fees..................................................................    $              267
    Custodian fees...................................................................                    37
    Transfer agent fees..............................................................                    47
    Professional fees................................................................                     8
    Registration fees................................................................                    23
    Trustees' fees...................................................................                     4
    Miscellaneous....................................................................                    20
                                                                                         ------------------
    Expenses before reductions.......................................................                   406
    Expense reductions (Note 4)......................................................                  (107)
                                                                                         ------------------
       Total Expenses.......................................................................................                    299
                                                                                                               --------------------
Net investment income.......................................................................................                  3,793
                                                                                                               --------------------
Net increase in net assets resulting from operations........................................................   $              3,793
                                                                                                               ====================

        The accompanying notes are an integral part of the financial statements.

Specialty Funds                                   Tax Free Money Market Fund 75

Tax Free Money Market Fund

Statements of Changes in Net Assets

For the Years Ended December 31,

                                                                                                       Amounts in thousands
                                                                                                    1997                 1996
                                                                                              -----------------   -----------------
Increase (Decrease) in Net Assets
From Operations:
    Net investment income.................................................................    $           3,793   $           3,086
From Distributions to Shareholders:
    Net investment income.................................................................               (3,793)             (3,086)

From Fund Share Transactions:
    Net increase (decrease) in net assets from Fund share transactions (Note 6)...........               28,518              24,207
                                                                                              -----------------   -----------------
Total Net Increase (Decrease) in Net Assets...............................................               28,518              24,207

Net Assets
    Beginning of period...................................................................              102,207              78,000
                                                                                              -----------------   -----------------
    End of period.........................................................................    $         130,725   $         102,207
                                                                                              =================   =================

        The accompanying notes are an integral part of the financial statements.

76  Tax Free Money Market Fund                                   Specialty Funds

Tax Free Money Market Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each year or period and other performance information derived from the financial statements.

                                                                       1997         1996         1995        1994         1993
                                                                    ---------    ---------    ---------   ---------    ---------
Net Asset Value, Beginning of Period..............................  $  1.0000    $  1.0000    $  1.0000   $  1.0000    $  1.0000
                                                                    ---------    ---------    ---------   ---------    ---------
Income From Investment Operations:
    Net investment income.........................................      .0355        .0329        .0370       .0279        .0251
                                                                    ---------    ---------    ---------   ---------    ---------
Less Distributions:
    Net investment income.........................................     (.0355)      (.0329)      (.0370)     (.0279)      (.0251)
                                                                    ---------    ---------    ---------   ---------    ---------
Net Asset Value, End of Period....................................  $  1.0000    $  1.0000    $  1.0000   $  1.0000    $  1.0000
                                                                    =========    =========    =========   =========    =========
Total Return (%)..................................................       3.61         3.35         3.76        2.83         2.55
Ratios/Supplemental Data:
    Net Assets, end of period ($000 omitted)......................    130,725      102,207       78,000     100,819       68,154

    Ratios to average net assets (%):
       Operating expenses, net(a).................................        .28          .42          .48         .40          .43
       Operating expenses, gross(a)...............................        .38          .42          .48         .40          .43
       Net investment income......................................       3.55         3.28         3.69        2.84         2.52

(a) See Note 4 for current period amounts.

Specialty Funds                                   Tax Free Money Market Fund 77

Frank Russell Investment Company

Notes to Financial Statements

December 31, 1997

1. Organization

   Frank Russell Investment Company (the "Investment Company") is a series mutual fund with 28 different investment portfolios, referred to as "Funds." These financial statements report on seven Funds, each of which has distinct investment objectives and strategies. The Investment Company is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. It is organized and operates as a Massachusetts business trust under an amended master trust agreement dated July 26, 1984. The Investment Company's master trust agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.01 par value. As of July 8, 1996, the Real Estate Securities and Emerging Markets Funds have available Class S and Class C shares. Each Class has equal rights as to assets and voting privileges. Investment income, realized and unrealized gains and losses and fund level expenses of a Fund are allocated on a pro rata basis to each Class, based on relative net assets of each Class to the total net assets of a Fund. Certain expenses may also be charged to an individual Class for services or fees that relate specifically to that particular Class. Class C shares are charged a 12b-1 distribution fee and a shareholder servicing fee of 0.40% and 0.25% of average daily net assets, respectively. Class S shares which are reported herein are charged no such fees. Class C shares are not available for purchase by new investors.

2. Significant Accounting Policies

   The Funds' financial statements are prepared in accordance with generally accepted accounting principles ("GAAP") which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of these financial statements.

   Security valuation: United States equity and fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter equity and fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Many fixed-income securities do not trade each day and, thus, last sale or bid prices are frequently not available. Fixed-income securities, therefore, may be valued using prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

   International equity and fixed-income securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair market value of such securities.

   The Money Market, U.S. Government Money Market and the Tax Free Money Market Funds' portfolio investments are valued on the basis of "amortized cost," a method by which each portfolio instrument is initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount/premium is assumed. All three Funds utilize the amortized cost valuation method in accordance with Rule 2a-7 of the Investment Company Act of 1940, as amended. Short-term investments maturing within 60 days of the valuation date held by Funds other than the Money Market, U.S. Government Money Market and Tax Free Money Market Funds are also valued at amortized cost unless the Board of Trustees determines that amortized cost does not represent fair value.

   Municipal investments of the Limited Volatility Tax Free Fund are appraised or priced by an independent pricing source, approved by the Board of Trustees, which utilizes information with respect to bond transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities.

   The Funds may value certain securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

   Investment transactions: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of specific identified cost incurred by each money manager within a particular fund. The Funds, except Limited Volatility Tax Free and Tax Free Money Market Funds, may lend portfolio securities but have not done so during the year ended December 31, 1997.

   Investment income: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions from Real Estate Investment Trusts ("REITs") owned by the Real Estate Securities Fund may have as their components dividend income, capital gains and/or returns of capital. Distributions that are deemed to be capital gains or returns

78  Notes to Financial Statements                                Specialty Funds

Frank Russell Investment Company
   of capital by the trusts are treated by the Fund, respectively, as an adjustment to its realized capital gains or its cost of the investment. The exact amount to be adjusted can be ascertained only at the end of each REIT's fiscal year when finally determined and reported by the various trusts.

   Amortization and accretion: Premiums and discounts for the Limited Volatility Tax Free Fund, all zero-coupon bond discounts, and original issue discounts are amortized/accreted for both tax and financial reporting purposes. All short-term premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

   Federal income taxes: As a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund's shareholders without regard to the income and capital gains (or losses) of the other Funds.

   It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Therefore, no federal income tax provision was required for the Funds. From November 1, 1997 to December 31, 1997, the Emerging Markets Fund, U.S. Government Money Market Fund and Tax Free Money Market Fund incurred net realized capital losses of $8,399,434, $1,427 and $200, respectively. As permitted by tax regulations, the Emerging Markets Fund, U.S. Government Money Market Fund and Tax Free Money Market Fund intend to elect to defer this loss and treat it as arising in the year ending December 31, 1998.

   At December 31, 1997, certain Funds had net tax basis capital loss carryforwards which may be applied against any realized net taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

                                               12/31/98    12/31/99    12/31/02     12/31/03     12/31/04       12/31/05    Totals
                                            ------------ ------------ ------------ ------------ ------------ ------------ ----------
Emerging Markets                            $       --   $       --   $       --   $3,235,981   $       --   $       --   $3,235,981
Limited Volatility Tax Free                     17,292      383,404      345,504      110,634       15,075           --      871,909
Money Market                                        --           --           --       42,906          814           --       43,720
U.S. Government Money Market                        --           --        1,309        4,913        3,331        1,570       11,123
Tax Free Money Market                               --           --           --           --           --        1,583        1,583


   The aggregate cost of investments and the composition of gross unrealized appreciation and depreciation of investment securities for federal income tax purposes for certain Funds as of December 31, 1997 were as follows:

                                                                        Gross                 Gross                 Net
                                              Federal Tax            Unrealized            Unrealized           Appreciation
                                                 Cost               Appreciation         (Depreciation)        (Depreciation)
                                          ----------------      -----------------      ------------------     ----------------
    Real Estate Securities                $    486,894,747      $     127,390,181      $       (1,379,746)    $    126,010,435
     Emerging Markets                          334,674,670             87,894,962             (95,982,863)          (8,087,901)
    Equity T                                    99,707,828             15,396,605              (1,061,219)          14,335,386
    Limited Volatility Tax Free                 84,143,698              1,398,324                     (92)           1,398,232


   Redemption fees: In general, shares of the Equity T Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders of the Fund, a redemption fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is included in additional paid-in capital in the accompanying Statement of Assets and Liabilities.

   Dividends and distributions to shareholders: For all Funds, income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid monthly for the Limited Volatility Tax Free Fund; quarterly for the Real Estate Securities Fund and annually for the Equity T and Emerging Markets Funds. The Money Market, U.S. Government Money Market and Tax Free Money Market Funds declare and record dividends daily and pay them monthly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income tax on any remaining undistributed capital gains and net investment income.

Specialty Funds                                Notes to Financial Statements 79

Frank Russell Investment Company

   The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in options, futures, forward contracts, passive foreign investment companies, foreign-denominated investments, mortgage-backed securities, and certain securities sold at a loss. Accordingly, a Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

   The following reclassifications have been made to reflect activity for the year ended December 31, 1997:

                                      Undistributed             Accumulated
                                      Net Investment            Net Realized
                                         Income                  Gain (Loss)
                                    -----------------        -----------------
    Emerging Markets                $       1,576,364        $      (1,576,364)
    Limited Volatility Tax Free                23,730                  (23,730)


   Expenses: The Funds, and when appropriate each Class, will pay their own expenses other than those expressly assumed by Frank Russell Investment Management Company ("FRIMCo" or "Manager"). Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed are allocated among all funds principally based on their relative net assets. In addition, Class C shares will pay 12b-1 and shareholder servicing fees along with other expenses that may be attributable to that Class.

   Deferred organization expenses: Organization and initial registration costs of the Emerging Markets and Equity T Funds have been deferred and are being amortized over 60 months on a straight-line basis.

   Repurchase agreements: The Funds may engage in repurchase agreements with several financial institutions whereby a Fund, through its custodian, receives delivery of underlying securities as collateral. Each Fund's Money Manager will monitor repurchase agreements daily to determine that the market value (including accrued interest) of the underlying securities at Fedwire closing time remains at least equal to 102% of the repurchase price. The Money Manager will notify the Seller to immediately increase the collateral on the repurchase agreement to 102% of the repurchase price if collateral value falls below 102%.

   Foreign currency translations: The books and records of the Emerging Markets Fund are maintained in U.S. dollars. Foreign currency amounts and transactions of the Fund are translated into U.S. dollars on the following basis:

       (a) Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

       (b) Outstanding purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

   Reported net realized gains or losses from foreign currency-related transactions arise from sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, at period-end, as a result of changes in the exchange rates.

   It is not practical to isolate that portion of the results of operations of the Emerging Markets Fund that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Fund does isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

   Derivatives: To the extent permitted by the investment objectives, restrictions and policies set forth in the Funds' Prospectus and Statement of Additional Information, certain Funds may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options,

80  Notes to Financial Statements                                Specialty Funds

Frank Russell Investment Company
   futures, swaps, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Funds in meeting their investment strategies.

   Funds typically use derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by certain Funds through the use of options and futures to earn "market-like" returns with their excess and liquidity reserve cash balances. Hedging is used by some Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund. By purchasing certain instruments, Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

   Foreign currency exchange contracts: In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Emerging Markets Fund may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts ("contracts"). Additionally, from time to time the Emerging Markets Fund may enter into contracts to hedge certain foreign currency-denominated assets. Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of its contracts and are generally limited to the amount of unrealized gain on the contracts, if any, that are recognized in the Statement of Assets and Liabilities. Realized gains or losses arising from such transactions are included in net realized gain (or loss) from foreign currency-related transactions. Open contracts at December 31, 1997, are presented on the Statement of Net Assets for the Fund.

   Investment in emerging markets: Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States markets. These risks include revaluation of currencies, high rates of inflation, repatriation, restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

   Futures Contracts: The Equity T Fund utilizes futures to equitize liquidity reserve balances. The face or contract amounts of these instruments reflect the extent of the Fund's exposure to off balance sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Changes in the initial settlement values of futures contracts are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

3. Investment Transactions

   Securities: During the year ended December 31, 1997, purchases and sales of investment securities (excluding U.S. Government and Agency obligations, short-term investments, options, futures and repurchase agreements) were as follows:

                                   Purchases              Sales
                                 -------------       -------------
    Real Estate Securities       $ 325,390,002       $ 243,461,211
    Emerging Markets               240,855,988         156,399,882

                                   Purchases              Sales
                                 -------------       -------------
    Equity T                     $  92,490,574       $  21,079,906
    Limited Volatility              45,644,218          28,716,378


   Money Market purchases, sales and maturities of securities (excluding U.S. Government and Agency obligations and repurchase agreements) were $15,917,258,789, $127,997,923, and $15,309,791,630 respectively. Purchases, sales and maturities of U.S. Government and Agency obligations (excluding repurchase agreements) were $5,002,344, $11,123,599 and $53,900,000, respectively.

   U.S. Government Money Market purchases, sales and maturities of U.S. Government and Agency obligations (excluding repurchase agreements) were $955,120,727, $963,692 and $1,000,502,348, respectively.

   Tax Free Money Market purchases, sales and maturities of short-term tax exempt obligations were $424,913,501, $331,020,700 and $61,592,200, respectively.

Specialty Funds                                 Notes to Financial Statements 81

Frank Russell Investment Company

   Futures Contracts: Fund transactions in futures contract purchases for the year ended December 31, 1997 were as follows:

    Equity T                                      Futures Contracts
                                         ---------------------------------
                                                            Aggregate
                                           Number of       Face Value of
                                           Contracts       Contracts (1)
                                         -------------   -----------------
    Outstanding December 31, 1996                   --   $              --
    Opened                                          32          11,902,673
    Closed                                         (22)         (9,485,923)
                                         -------------   -----------------
    Outstanding December 31, 1997                   10   $       2,416,750
                                         =============   =================


   (1) The aggregate face value of contracts is computed on the date each contract was opened.

4. Related Parties

   Manager: FRIMCo operates and administers all of the Funds which comprise the Investment Company, and manages the Money Market and the U.S. Government Money Market Funds. FRIMCo is a wholly owned subsidiary of Frank Russell Company, which researches and recommends to FRIMCo, and to the Investment Company, one or more investment management organizations to manage the portfolio of each Fund.

   For the year ended December 31, 1997, the management fee paid to the FRIMCo, for the Funds listed below, in accordance with the Investment Company's Management Agreement with that firm, amounted to $11,961,647 before waivers. Such fee is payable monthly and is equal to the annual rate, by Fund, shown in the table below, of the average daily net assets of the applicable Fund.

                                         Annual Rate
                                        -------------
    Real Estate Securities                  0.85%
    Emerging Markets                        1.20
    Equity T                                0.75
    Limited Volatility Tax Free             0.50

                                         Annual Rate
                                        -------------
    Money Market                            0.25%
    Tax Free Money Market                   0.25
    U.S. Government Money Market            0.25


   The management contract also provides that if any Fund's expenses (exclusive of interest and taxes) exceed specified limits imposed by the Manager on an annual basis, such excess will be paid by FRIMCo. The Manager has voluntarily agreed to waive a portion of its 1.20% management fee for the Emerging Markets Fund, to the extent total fund level expenses for the Fund exceed 1.95% of its average daily net assets on an annual basis. There were no waivers by the Manager for the year ended December 31, 1997.

   The Manager has voluntarily agreed to waive a portion of its 0.75% management fee for the Equity T Fund, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.00% of the Fund's average daily net assets on an annual basis. In addition, the Manager has voluntarily agreed to reimburse the Fund for any remaining Fund operating expenses after the Manager waivers which exceed 1.00% of the Fund's average daily net assets on an annual basis. The amount of such waiver for the year ended December 31, 1997 was $45,669.

   Effective January 1, 1997, the Manager has voluntarily agreed to waive 0.10% management fee for the Tax Free Money Market Fund. The amount of such waiver for the year ended December 31, 1997 was $106,776.

   Effective September 1, 1997, the Manager has voluntarily agreed to waive 0.13% of its management fee for the U.S. Government Money Market Fund. Prior to September 1, 1997, the Manager voluntarily agreed to waive .25% of its management fee. The amount of such waivers for the year ended December 31, 1997 was $463,787.

   Effective October 15, 1997, the Manager has voluntarily agreed to waive 0.15% of its 0.25% management fee for the Money Market Fund. Prior to October 15, 1997, the Manager voluntarily agreed to waive its 0.25% management fee. The amount of such waivers for the year ended December 31, 1997 was $1,661,140.

82  Notes to Financial Statements                                Specialty Funds

Frank Russell Investment Company

   Effective October 15, 1997, FRIMCo began calculating its management fee based on average daily net assets for each Fund less any management fee incurred on assets invested in the Money Market Fund (see Note 5) thereby eliminating any duplication at fees. Prior to October 15, 1997, FRIMCo calculated its management fee based on average daily net assets for each Fund , which may have included an investment in the Money Market Fund. Prior to October 15, 1997, the Money Market Fund waived all management fees.

   Bookkeeping services: Fees for bookkeeping and analytics services provided to the Funds are paid or accrued to Frank Russell Company, an affiliate of the Investment Company. Frank Russell Company provides its Portfolio Verification System ("PVS") and TruVP System to the Real Estate Securities, Emerging Markets and Equity T Funds, pursuant to a written Service Agreement. The PVS computerized database system records detailed transactions data for each of the Funds necessary to prepare various financial and Internal Revenue Service accounting reports, whereas the TruVP System provides analytics used by the investment department. Total fees for the year ended December 31, 1997 for the Real Estate Securities, Emerging Markets and Equity T Funds were $47,480. The PVS system portion of the service agreement was terminated during 1997.

   Transfer agent: The Funds have a contract with FRIMCo to provide transfer agent services to the Investment Company. Total fees for the year ended December 31, 1997 were $1,313,018.

   Distributor and shareholder servicing: The Investment Company has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Selling Agents, as defined in the Plan, an amount (the "12b-1 Fee") for sales support services provided, and related expenses incurred which are primarily intended to result in the sale of the Class C Shares subject to the Distribution Plan.

   The Investment Company has entered into a Distribution Agreement with Russell Fund Distributors (the "Distributor") which is a wholly-owned subsidiary of FRIMCo to promote and offer shares of Class S and Class C of the Investment Company Funds. The Distributor may enter into sub-distribution agreements with other non-affiliated parties (the "Selling/Servicing Agents"). The amounts paid to the Distributor for distribution services relating to Class C are included in the accompanying Statements of Operations. The Distributor receives no compensation from the Investment Company for its services relating to distributions of the Class S Shares.

   In addition, the Investment Company has adopted a Shareholder Services Plan (the "Services Plan") under which it may make payments to the Distributor or any Servicing Agent for any activities or expenses primarily intended to assist, support or service the Servicing Agents' clients who beneficially own Class C Shares of the Funds. The amounts paid to the Distributor for shareholder services relating to Class C are included in the accompanying Statements of Operations.

   The 12b-1 Fee payments shall not exceed .75% of the average daily net assets of a Fund's Class C Shares on an annual basis. Currently the Board of Trustees has determined to assess a 12b-1 Fee equal to .40% of the average daily net assets. The shareholder servicing payments shall not exceed .25% of the average daily net assets of a Fund's Class C Shares on an annual basis. The Investment Company does not pay for unreimbursed expenses of the Distributor including amounts expended by the Distributor in excess of amounts received by it from the Investment Company interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor's overhead expenses. However, the Distributor may be able to recover such amount or more from future payments made by the Investment Company under the Distribution plan.

   Accrued fees payable to affiliates as of December 31, 1997 were as follows:

                                                                                      Shareholder
                                                                                      Servicing &
                                      Management      Bookkeeping       Transfer      Distribution
                                           Fees       Service Fees     Agent Fees         Fees           Totals
                                     --------------  --------------  --------------  -------------   --------------
    Real Estate Securities           $      429,980  $        6,645  $       83,509  $         577   $      520,711
    Emerging Markets                        335,317          14,274          42,272           --            391,863
    Equity T                                 62,439           2,929           3,789           --             69,157
    Limited Volatility Tax Free              34,392              --           5,889           --             40,281
    Money Market                             81,926              --              --           --             81,926
    U.S. Government Money Market             19,732              --           9,448           --             29,180
    Tax Free Money Market                    15,903              --           4,453           --             20,356
                                     --------------  --------------  --------------  -------------   --------------
                                     $      979,689  $       23,848  $      149,360  $         577   $    1,153,474
                                     ==============  ==============  ==============  =============   ==============

Specialty Funds                                Notes to Financial Statements 83

Frank Russell Investment Company

   Board of Trustees: The Investment Company pays each of its Trustees not affiliated with FRIMCo a retainer of $20,000 per year plus out-of-pocket expenses. Total Trustee expenses were $101,243 for the year ended December 31, 1997, and were allocated to each Fund and Class, where appropriate, on a pro rata basis, including 21 other affiliated funds not presented herein.

5. Money Market Fund

   The Real Estate Securities, Emerging Markets and Equity T Funds are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds' objectives) in the Frank Russell Investment Company Money Market Fund. As of December 31, 1997, $46,167,000 of the Money Market Fund's net assets represents investments by these Funds and $661,765,000 represents the investments of other affiliated Funds not presented herein.

6. Fund Share Transactions

   Share transactions for each Class of shares for the years ended December 31, were as follows:

                                                           Shares                                   Dollars
                                           --------------------------------------   ---------------------------------------
                                                  1997                 1996                1997                 1996
                                           ------------------   -----------------   ------------------   -----------------
    Real Estate Securities
       Class S
       Proceeds from shares sold                    7,684,555           5,017,237   $      230,371,098   $     125,244,724
       Proceeds from reinvestment
         of distributions                           1,795,828           1,176,858           53,609,700          30,943,033
       Payments for shares redeemed                (4,804,495)         (3,303,765)        (145,560,311)        (84,501,911)
                                           ------------------   -----------------   ------------------   -----------------
       Net increase (decrease)                      4,675,888           2,890,330          138,420,487          71,685,846
                                           ------------------   -----------------   ------------------   -----------------
       Class C*
       Proceeds form shares sold                       10,282               3,474              312,091              92,731
       Proceeds from reinvestment
         of distributions                                   2                   1                   56                  16
       Payments for shares redeemed                    (1,234)                 --              (38,088)                 --
                                           ------------------   -----------------   ------------------   -----------------
       Net increase (decrease)                          9,050               3,475              274,059              92,747
                                           ------------------   -----------------   ------------------   -----------------
       Total net increase (decrease)                4,684,938           2,893,805   $      138,694,546   $      71,778,593
                                           ==================   =================   ==================   =================
    Emerging Markets
       Class S
       Proceeds from shares sold                   14,335,518          10,179,422   $      190,158,016   $     124,450,513
       Proceeds from reinvestment
         of distributions                             247,790             256,419            3,101,136           3,073,769
       Payments for shares redeemed                (8,321,103)         (3,913,806)        (108,152,054)        (48,141,914)
                                           ------------------   -----------------   ------------------   -----------------
       Total net increase (decrease)                6,262,205           6,522,035   $       85,107,098   $      79,382,368
                                           ==================   =================   ==================   =================

   Equity T
       Proceeds from shares sold                    6,151,525           1,875,109   $       77,850,485   $      19,221,884
       Proceeds from reinvestment
         of distributions                              32,047               4,338              433,594              44,985
       Payments for shares redeemed                  (165,627)               (450)          (2,158,852)             (4,671)
                                           ------------------   -----------------   ------------------   -----------------
       Total net increase (decrease)                6,017,945           1,878,997   $       76,125,227   $      19,262,198
                                           ==================   =================   ==================   =================

* Share transactions for Class C for the period November 4, 1996 (commencement of sale of shares) to December 31, 1996.

84  Notes to Financial Statements                                Specialty Funds

Frank Russell Investment Company

                                                            Shares                                  Dollars
                                           --------------------------------------   --------------------------------------
                                                  1997                 1996                1997                 1996
                                           ------------------   -----------------   ------------------   -----------------
    Limited Volatility Tax Free
       Proceeds from shares sold                    2,531,242           1,424,169   $       53,259,367   $      30,027,835
       Proceeds from reinvestment
         of distributions                             103,927              84,366            2,187,639           1,775,094
       Payments for shares redeemed                (1,870,802)         (1,357,561)         (39,334,693)        (28,634,470)
                                           ------------------   -----------------   ------------------   -----------------
       Total net increase (decrease)                  764,367             150,974   $       16,112,313   $       3,168,459
                                           ==================   =================   ==================   =================

                                                  On a Constant Dollar Basis
                                                  1997                 1996
                                           ------------------   -----------------
    Money Market
       Proceeds from shares sold                8,643,687,722       5,832,269,612
       Proceeds from reinvestment
         of distributions                           1,300,153              90,874
       Payments for shares redeemed            (8,215,637,307)     (5,869,071,366)
                                           ------------------   -----------------
       Total net increase (decrease)              429,350,568         (36,710,880)
                                           ==================   =================
    U.S. Government Money Market
       Proceeds from shares sold                  667,733,205         695,162,232
       Proceeds from reinvestment
         of distributions                           9,531,602           7,499,618
       Payments for shares redeemed              (729,577,537)       (612,878,224)
                                           ------------------   -----------------
       Total net increase (decrease)              (52,312,730)         89,783,626
                                           ==================   =================
    Tax Free Money Market
       Proceeds from shares sold                  267,746,557         214,968,815
       Proceeds from reinvestment
         of distributions                           1,922,212           1,064,604
       Payments for shares redeemed              (241,151,219)       (191,826,042)
                                           ------------------   -----------------
       Total net increase (decrease)               28,517,550          24,207,377
                                           ==================   =================


   There was no activity for Class C shares for the Emerging Markets Fund.

7. Dividends

   On February 2, 1998, the Board of Trustees declared the following dividend from net investment income payable on February 10, 1998, to shareholders of record on February 3, 1998:

   Limited Volatility Tax Free             $    0.067

8. Beneficial Interest

   The following Funds or Class of shares have one or more shareholders with an interest greater than 10% of the total outstanding shares as of December 31, 1997: Money Market 18.2% and 14.4%, Emerging Markets 13.7%, Equity T 15.4% and 13.9%, Tax Free Money Market 48.3%, Real Estate Securities - Class 5 11.5%, and Real Estate Securities - Class C 99.8%.

9. Subsequent Event

   On August 10, 1998, Frank Russell Company entered into an agreement with The Northwestern Mutual Life Insurance Co., an insurance organization, pursuant to which Northwestern Mutual Life will acquire all of the outstanding common stock of Frank Russell Company.


Specialty Funds                                Notes to Financial Statements 85

Report of Independent Accountants



To the Shareholders and Board
of Trustees of Frank Russell Investment Company:

We have audited the accompanying statements of assets and liabilities and statements of net assets of each of the series of Frank Russell Investment Company (in this report comprised of Real Estate Securities, Emerging Markets, Equity T, Limited Volatility Tax Free, Money Market, U.S. Government Money Market, and Tax Free Money Market (the "Funds")), as of December 31, 1997, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds enumerated above as of December 31, 1997, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein in conformity with generally accepted accounting principles.

Boston, Massachusetts
February 17, 1998,
except for Note 9 as
to which the date is
August 10, 1998
                                         /s/ PricewaterhouseCoopers LLP

86  Report of Independent Accountants                            Specialty Funds

Frank Russell Investment Company

Tax Information

December 31, 1997 (Unaudited)



Pursuant to Section 852 of the Internal Revenue Code, the Fund designates the following amount as long-term capital gain dividends for its taxable year ended December 31, 1997:

                                         Total Long-Term             20%
                                         Capital Gains         Capital Gains
                                       ------------------   -----------------
    Real Estate Securities             $       28,736,083   $      11,407,632


Specialty Funds                                              Tax Information 87

Frank Russell Investment Company
909 A Street, Tacoma, Washington 98402
(800) 832-6688
In Washington (253) 627--7001


Trustees
  George F. Russell, Jr., Chairman
  Lynn L. Anderson
  Paul E. Anderson
  Paul Anton, PhD
  William E. Baxter
  Lee C. Gingrich
  Eleanor W. Palmer

Officers
  Lynn L. Anderson, President and Chief Executive Officer
  Peter Apanovitch, Manager of Short Term Investment Funds
  George W. Weber, Treasurer and Chief Accounting Officer
  Randall P. Lert, Director of Investments
  Karl Ege, Secretary and General Counsel

Manager and Transfer Agent
  Frank Russell Investment Management Company
  909 A Street
  Tacoma, WA 98402

Consultant
  Frank Russell Company
  909 A Street
  Tacoma, WA 98402

Money Managers
Real Estate Securities
  AEW Capital Management, L.P., Boston, MA
  Cohen & Steers Capital Management, New York, NY

Emerging Markets
  Genesis Asset Managers, Ltd., London, England
  J.P. Morgan Investment Management, Inc., New York, NY
  Montgomery Asset Management, L.P., San Francisco, CA

Equity T Fund
  J.P. Morgan Investment Management, Inc., New York, NY

Limited Volatility Tax Free
  MFS Institutional Advisors, Inc., Boston, MA
  T. Rowe Price Associates, Inc., Baltimore, MD

Money Market
  Frank Russell Investment Management Co., Tacoma, WA

U.S. Government Money Market
  Frank Russell Investment Management Co., Tacoma, WA

Tax Free Money Market
  Weiss, Peck & Greer, L.L.C., New York, NY

Custodian
  State Street Bank and Trust Company
  1776 Heritage Drive
  North Quincy, MA 02171

Office of Shareholder Inquiries
  909 A Street
  Tacoma, WA 98402
  (800) RUSSEL4
  (800) 787-7354

Legal Counsel
  Stradley, Ronon, Stevens & Young, LLP
  2600 - One Commerce Square
  Philadelphia, PA 19103--7098

Independent Accountants
  Coopers & Lybrand L.L.P.
  One Post Office Square
  Boston, MA 02109

Distributor
  Russell Fund Distributors, Inc.
  909 A Street
  Tacoma, WA 98402

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Frank Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

88  Manager, Money Managers and Service Providers                Specialty Funds

                                                [LOGO OF RUSSELL]


                                                FRANK RUSSELL INVESTMENT COMPANY

                                                909 A Street
                                                Tacoma, WA 98402
                                                800-832-6688

                                                IN13(198)SPEC

                                                                       [ARTWORK]

                                                FRANK RUSSELL INVESTMENT COMPANY


                              1997 ANNUAL REPORT

                                                DIVERSIFIED EQUITY FUND

                                                SPECIAL GROWTH FUND

                                                EQUITY INCOME FUND

                                                QUANTITATIVE EQUITY FUND

                                                INTERNATIONAL SECURITIES FUND

                                                DIVERSIFIED BOND FUND

                                                VOLATILITY CONSTRAINED BOND FUND

                                                MULTISTRATEGY BOND FUND




                                                  December 31, 1997


                                                  [LOGO OF RUSSELL]

Frank Russell Investment Company

Frank Russell Investment Company is a "series mutual fund" with 28 different investment portfolios. These financial statements report on eight Funds, each of which has distinct investment objectives and strategies.

Frank Russell Investment Management Company

Responsible for overall management and administration of the Funds.

Frank Russell Company

Consultant to Frank Russell Investment Management Company.

                        Frank Russell Investment Company
                                  Russell Funds

                                  Annual Report

                                December 31, 1997





                                Table of Contents

                                                                       Page

     Letter to Our clients .........................................     1
     Diversified Equity Fund .......................................     2
     Special Growth Fund ...........................................    18
     Equity Income Fund ............................................    36
     Quantitative Equity Fund ......................................    48
     International Securities Fund .................................    62
     Diversified Bond Fund .........................................    84
     Volatility Constrained Bond Fund ..............................   102
     Multistrategy Bond Fund .......................................   114
     Notes to Financial Statements .................................   129
     Report of Independent Accountants .............................   140
     Tax Information ...............................................   141
     Manager, Money Managers and Service Providers .................   142

Frank Russell Investment Company - Russell Funds
Copyright (C) Frank Russell Company 1998. All rights reserved. This material is proprietary and may not be reproduced, transferred, or distributed in any form without prior written permission from Frank Russell Company. It is delivered on an "as is" basis without warranty. The Russell logo is a trademark and service mark of Frank Russell Company. Frank Russell Company and Standard & Poor's Corporation are the owners of the trademarks, service marks, and copyrights related to their respective indexes. This material must be accompanied or preceded by a current Frank Russell Investment Company Prospectus containing complete information concerning the investment objectives and operations of the Company, charges, and expenses. The Prospectus should be read carefully before an investment is made. The performance quoted represents past performance and the investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investments in securities of non-US issuers and foreign currencies involve investment risks different than those of US issuers; the Prospectus contains further information and details regarding these risks. Russell Fund Distributors, Inc., is the distributor of Frank Russell Investment Company.

To Our Clients

Frank Russell Investment Company is pleased to present its 1997 Annual Report. This report covers information on eight of the Funds and represents the Funds' sixteenth year of operation.

During the past year we have continued our focus on the benefits of multi-manager, multi-style diversification in structuring the Funds. We remain committed to providing our clients with superior investment solutions across each of our multiple manager and style Funds. These efforts proved worthwhile in 1997 as our Funds, in general, provided solid returns as compared to their respective benchmarks and attracted many new investors, both creating significant growth in assets.

Frank Russell Investment Management Company continuously evaluates the Funds we offer our clients. Each of these Funds is carefully monitored by Russell's investment professionals to ensure that the most appropriate investment advisors and strategies are utilized within each Fund. The Advisors are monitored by the Frank Russell Investment Management Company, using the expertise and advice of the consulting group of Frank Russell Company.

During the past year, the Frank Russell Investment Company opened five new LifePoints Funds; Equity Balanced Strategy Fund, Aggressive Strategy Fund, Balanced Strategy Fund, Moderate Strategy Fund and Conservative Strategy Fund. The LifePoints Funds diversify their assets by investing in shares of six to eight Funds of the Frank Russell Investment Company, referred to as the Underlying Funds. Each LifePoints Fund has a different investment objective which it seeks to achieve by investing in different combinations of the Underlying Funds. We are excited to offer these new products which we believe will provide additional diversification and convenience through a built-in asset allocation strategy.

We look forward to having the opportunity to work with you over the upcoming year and continuing to earn your support by exceeding your expectations. Thank you for your continued confidence and investment with Frank Russell Investment Company.

Sincerely,

/s/ George F. Russell, Jr.               /s/ Lynn L. Anderson

George F. Russell, Jr.                   Lynn L. Anderson
Chairman                                 President and Chief Executive Officer
Frank Russell Company                    Frank Russell Investment Company

Diversified Equity Fund

Portfolio Management Discussion

December 31, 1997 (Unaudited)

Objective: To provide capital growth and income.

Invests in: Primarily U.S. equity securities.

Strategy: The Fund uses a multi-style, multi-manager strategy intended to achieve higher returns with moderate risk. The Fund employed the investment management services of nine managers with three separate and distinct investment styles.

                           [LINE GRAPH APPEARS HERE]

                               Performance Chart

Dates           Diversified Equity - Class S         Russell 1000(R) **            Lipper(C) Growth & Income ++
                                     $10,000                    $10,000                                 $10,000
1988                                 $11,637                    $11,723                                 $11,492
1989                                 $15,019                    $15,289                                 $14,071
1990                                 $13,967                    $14,653                                 $13,439
1991                                 $18,302                    $19,493                                 $17,311
1992                                 $19,824                    $21,254                                 $18,744
1993                                 $21,913                    $23,412                                 $20,847
1994                                 $21,911                    $23,500                                 $20,633
1995                                 $29,617                    $32,376                                 $26,947
1996                                 $36,513                    $39,644                                 $32,536
1997                                 $47,947                    $52,668                                 $41,349

          Diversified Equity Fund - Class S                              Russell 1000(R) Index
            Periods Ended      Growth of          Total                    Periods Ended      Growth of         Total
              12/31/97         $10,000            Return                    12/31/97          $10,000           Return
           ---------------   ------------      ----------                -----------------   -----------     -----------
          1 Year               $ 13,132          31.32%                  1 Year              $ 13,285         32.85%
          5 Years              $ 24,186          19.32%(S)               5 Years             $ 24,781         19.90%(S)
          10 Years             $ 47,947          16.97%(S)               10 Years            $ 52,650         18.07%(S)

          Diversified Equity Fund - Class C ++++                        Lipper(C) Growth & Income Funds Average

            Periods Ended      Growth of          Total                    Periods Ended      Growth of         Total
             12/31/97          $10,000            Return                    12/31/97          $10,000           Return
          ----------------    -----------       ---------                -----------------  ------------       ---------
          1 Year               $ 13,075          30.75%                  1 Year              $ 12,709          27.09%
          5 Years              $ 24,082          19.22%(S)               5 Years             $ 22,059          17.14%(S)
          10 Years             $ 47,740          16.92%(S)               10 Years            $ 41,349          15.25%(S)

*    Assumes initial investment on January 1, 1988

** Russell 1000(R) Index includes the 1,000 largest companies in the Russell 3000(R) Index, the smallest of which is valued at about $43 million. The Russell 1000 Index represents the universe of stocks from which most active money managers typically select.

++ Lipper(C) Growth & Income Funds Average is the average total return for the universe of funds within the Growth and Income Funds investment objective. The total return for the funds reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

++++ The Diversified Equity Fund - Class C - For the period, November 4, 1996
     (commencement of operations) to December 31, 1997, shareholder service and Rule 12b-1 distribution fees were charged. Total return would have been lower had these fees been in effect during prior reporting periods. Class S performance linked with Class C to provide historical perspective.

(S)  Annualized.


2 Diversified Equity Fund

Diversified Equity Fund

Portfolio Management Discussion

December 31, 1997 (Unaudited)


Performance Review

For the year ended December 31, 1997, the Diversified Equity Fund Class S and Class C shares reflected total returns of 31.3% and 30.8%, respectively, as compared to the Russell 1000(R) Index results of 32.9%. The Fund trailed the Index primarily due to the strength of large cap stocks and the market's defensiveness late in the year. However, performance compared favorably with the average mutual fund tracked in the Lipper(C) Growth and Income Funds Universe.


Portfolio Highlights

The performance of stocks in 1997 once again defied expectations. Stocks provided investors with returns in excess of 30%--the first time the market has ever produced three consecutive years of gains in excess of 20% per annum. Despite the market's strength, a year-end flight to defensive sectors made it a difficult year for fund managers to keep9 pace with market indices. The market's rotation away from segments emphasized by the "active" managers produced particularly weak fourth quarter results. Technology stocks were hardest hit by the market's changing sentiment, as tech shares were sold in favor of more defensive alternatives, including utility stocks and fixed income instruments. The dominance of large capitalization stocks appeared to be at an end by mid year, but resumed again in the fourth quarter, resulting in the largest 50 stocks of the Russell 1000 Index outperforming small cap stocks in the Russell 2000(R) Index by nearly 14% for the year.

The Diversified Equity Fund's balance of investment styles helped lessen its vulnerability to the market's rotation between sectors during the year. The Fund's Value managers provided exposure to utility shares during the fourth quarter, helping offset the underweightings of the Fund's other managers. An overweighting in technology stocks reflected generally favorable opinions among all of the Fund's managers, regardless of investment style, however, weakness in the technology sector in the latter half of the year had a negative impact on results. Waning confidence in the ability of US companies to increase profits, coupled with the uncertain impact of economic crises in Asia, resulted in weak returns from some of the market's leaders, including Intel, the Fund's largest holding for most of the year. The Fund also failed to capture strong returns from telephone utilities stocks during the fourth quarter, as merger activity and defensive attributes combined to boost share prices in the sector. Additionally, the Fund was underweighted in two of the market's best performers, AT&T and MCI.

    Top Ten Equity Holdings
    (as a percent of Total Investments)       December 31, 1997

    Philip Morris Cos., Inc.                        1.8%
    Pfizer, Inc.                                    1.6
    Cisco Systems, Inc.                             1.4
    Merck &Co., Inc.                                1.3
    General Electric Co.                            1.3
    Ford Motor Co.                                  1.3
    PepsiCo, Inc.                                   1.3
    COMPAQ Computer Corp.                           1.2
    Intel Corp.                                     1.2
    American International Group, Inc.              1.2


    Portfolio Characteristics
                                              December 31, 1997
 Current P/E Ratio                                  22.3x
 Portfolio Price/Book Ratio                         3.54x
 Market Capitalization - $-Weighted Average        38.56 Bil
 Number of Holdings                                  549

Money Managers                                     Styles

Alliance Capital Management L.P.                Growth
Barclays Global Fund Advisors, N.A.             Market-Oriented
Equinox Capital Management, Inc.                Value
INVESCO Capital Management, Inc.                Market-Oriented
Lincoln Capital Management Co.                  Growth
Peachtree Asset Management                      Market-Oriented
Schneider Capital Management                    Value
Suffolk Capital Management, Inc.                Market-Oriented
Trinity Investment Management Corp.             Value

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                       Diversified Equity Fund 3

Diversified Equity Fund

Statement of Net Assets

December 31, 1997

                                            Number      Market
                                              of         Value
                                            Shares       (000)
                                           --------    ---------
Common Stocks - 92.1%
Auto and Transportation - 5.2%
Alexander & Baldwin, Inc.                    2,400    $      66
AMR Corp. (a)                               20,700        2,660
Bandag, Inc.                                 4,700          251
BE Aerospace, Inc. (a)                      28,000          749
Borg-Wamer Automotive, Inc.                  8,200          426
Chrysler Corp.                              68,800        2,421
CNF Transportation, Inc.                     8,600          330
Comair Holdings, Inc.                       20,700          499
Continental Airlines, Inc. Class B (a)      19,200          924
Cooper Tire & Rubber Co.                   142,400        3,471
Dana Corp.                                     500           24
Delta Air Lines, Inc.                       20,100        2,392
Dollar Thrifty Automotive Group, Inc. (a)   16,600          340
Eaton Corp.                                 11,700        1,044
Echlin, Inc.                                24,000          868
Exide Corp.                                 65,000        1,682
Federal Express Corp. (a)                   18,900        1,154
Ford Motor Co.                             268,900       13,092
General Motors Corp.                         5,300          321
Kirby Corp. (a)                             50,000          966
KLM Royal Dutch Airlines                    50,272        1,898
Lear Corp. (a)                              10,600          503
Magna International, Inc. Class A           25,100        1,577
Meritor Automotive, Inc.                    34,400          724
Navistar International Corp. (a)            25,300          628
Nordic American Tanker Shipping, Ltd.      108,400        1,789
Norfolk Southern Corp.                      91,000        2,804
Northwest Airlines Corp. Class A (a)        68,300        3,270
PACCAR, Inc.                                 8,000          420
Southwest Airlines Co.                       2,100           52
Trinity Industries, Inc.                     9,500          424
UAL Corp. (a)                               74,300        6,873
Walbro Corp.                                30,500          404
                                                       --------
                                                         55,046
                                                       --------
Consumer Discretionary - 10.0%
AccuStaff, Inc. (a)                         19,800          455
ACNielsen Corp. (a)                         15,100          368
American Greetings Corp. Class A             9,500          372
Avon Products, Inc.                         20,200        1,240
Barnes & Noble, Inc. (a)                     2,100           70
Barry (R.G.) Corp. (a)                      90,000        1,046
Bed Bath & Beyond, Inc. (a)                  6,200          238
Belo (A.H.) Corp. Class A                    7,500          421
Borders Group, Inc. (a)                      8,400          263
Browning-Ferris Industries, Inc.            14,400          533
Carnival Corp. Class A                      72,300        4,004
Central Newspapers, Inc. Class A             3,100          229
Chris Craft Industries, Inc. (a)             3,400          178
Clear Channel Communications, Inc. (a)      16,500        1,311
Cracker Barrel Old Country Store, Inc.       3,900          130
Darden Restaurants, Inc.                    26,300          329
Dayton Hudson Corp.                         82,300        5,555
Dillard's, Inc. Class A                     44,000        1,551
Disney (Walt) Co.                          100,100        9,916
Dollar Tree Stores, Inc. (a)                   950           39
Eastman Kodak Co.                           11,600          705
Estee Lauder Companies Class A                 800           41
Federated Department Stores, Inc. (a)       26,500        1,141
General Nutrition Companies, Inc. (a)        7,000          237
Getty Realty Corp.                          40,000          885
Grand Casinos, Inc. (a)                     90,000        1,226
GTECH Holdings Corp. (a)                       900           29
Harrah's Entertainment, Inc. (a)            26,400          498
Hasbro, Inc.                                15,600          491
Hillenbrand Industries, Inc.                   700           36
Hollinger International, Inc. Class A       11,600          162
Home Depot, Inc. (The)                     122,850        7,233
Host Marriott Corp. (a)                     47,700          936
Ikon Office Solutions, Inc.                 38,300        1,077
International Game Technology                6,000          152
Interpublic Group Cos., Inc.                 2,400          120
InterTAN, Inc. (a)                          20,000          108
Intimate Brands, Inc. Class A               15,400          371
JC Penney & Co., Inc.                       32,500        1,960
Jones Apparel Group, Inc. (a)               10,500          452
Kellwood Co.                                50,000        1,500
King World Productions, Inc. (a)             3,000          173
Kmart Corp. (a)                             83,900          970
Kohl's Corp. (a)                            24,200        1,649
Leggett & Platt, Inc.                        3,500          147
Limited, Inc. (The)                        133,000        3,392
Liz Claiborne, Inc.                          4,500          188
Lowe's Cos., Inc.                           32,300        1,540
Mark Bros. Jewelers, Inc. (a)               70,000        1,094
Marriot International, Inc.                  6,600          457
Mattel, Inc.                               192,541        7,172
May Department Stores Co.                   36,600        1,928
Maytag Corp.                                17,800          664
Meredith Corp.                              11,800          421
Metromedia International Group, Inc. (a)   127,200        1,208
Neiman-Marcus Group, Inc. (a)                7,900          239
New York Times Co. Class A                   7,000          463
Nordstrom, Inc.                             14,000          842
Office Depot, Inc. (a)                       1,100           26
OfficeMax, Inc. (a)                         37,300          532
Omnicom Group, Inc.                          8,600          364


4 Diversified Equity Fund

Diversified Equity Fund

December 31, 1997

                                                 Number      Market
                                                   of         Value
                                                 Shares       (000)
                                                --------    ---------
PairGain Technologies, Inc. (a)                   2,500     $      48
Payless ShoeSource, Inc. (a)                      7,200           483
Petroleum Heat & Power, Inc. Class A            267,230           601
Pittston Brink's Group                              400            16
Pluma, Inc. (a)                                   9,400            80
Premark International, Inc.                      22,800           661
Promus Hotel Corp. New (a)                        9,495           399
QUALCOMM, Inc. (a)                                  400            20
Reebok International, Ltd. (a)                    9,800           282
Salant Corp. (a)                                115,200           202
Sears Roebuck & Co.                             113,300         5,127
Service Corp. International                      58,000         2,142
Servico, Inc. (a)                                 4,700            79
Stewart Enterprises, Inc. Class A                23,100         1,077
Sunbeam Corporation                              25,000         1,053
Tele-Communications, Inc. Series A New (a)       87,600         3,176
Tiffany & Co.                                     2,100            76
Time Warner, Inc.                                46,900         2,908
TJX Cos., Inc.                                   55,400         1,904
Toys "R" Us, Inc. (a)                            88,000         2,767
Tribune Co.                                      44,500         2,770
Tricon Global Restaurants, Inc. (a)              21,460           624
Tupperware Corp.                                 11,400           318
Unisource Worldwide, Inc.                        41,100           586
USA Waste Services, Inc. (a)                     48,300         1,896
V.F. Corp.                                        2,800           129
Viad Corp.                                        2,200            42
Wal-Mart Stores, Inc.                            46,400         1,830
Wallace Computer Services, Inc.                   1,700            66
Whirlpool Corp.                                  42,000         2,310
                                                            ---------
                                                              104,749
                                                            ---------
Consumer Staples - 9.1%
American Stores Co.                              35,200           724
Anheuser-Busch Cos., Inc.                        53,700         2,363
Campbell Soup Co.                                45,600         2,651
Canandaigua Wine International, Inc. Class A (a)  5,000           277
Chiquita Brands International, Inc.              43,600           711
Clorox Co.                                       13,600         1,075
Coca-Cola Co. (The)                             146,400         9,754
Coca-Cola Enterprises, Inc.                      58,600         2,084
Colgate-Palmolive Co.                            69,700         5,123
CPC International, Inc.                          22,200         2,392
CVS Corp.                                         6,200           397
Dean Foods Co.                                    2,900           173
Dial Corp.                                        5,200           108
Dole Food, Inc.                                  32,600         1,491
Fletcher's Fine Foods, Ltd. (a)                  50,000           700
Gillette Co.                                     46,723         4,693
Heinz (H.J.) Co.                                 21,200         1,077
Hudson Foods, Inc.                               30,000           617
IBP, Inc.                                        20,300           425
International Multifoods Corp.                   53,500         1,515
McCormick & Co., Inc.                               900            25
Nabisco Holdings Corp. Class A                   20,900         1,012
PepsiCo, Inc.                                   353,500        12,881
Philip Morris Cos., Inc.                        403,325        18,276
Procter & Gamble Co.                            147,400        11,764
Quaker Oats Co.                                  32,400         1,709
RJR Nabisco Holdings Corp.                       62,900         2,359
Sara Lee Corp.                                   36,850         2,075
SuperValu, Inc.                                   7,600           318
SYSCO Corp.                                         700            32
Tyson Foods, Inc. Class A                        18,200           373
Unilever NV                                      66,700         4,165
Universal Corp.                                  32,600         1,341
Weis Markets, Inc.                                  800            28
Winn-Dixie Stores, Inc.                             700            30
Wrigley (Win.), Jr. Co.                           1,900           151
                                                            ---------
                                                               94,889
                                                            ---------
Financial Services - 17.1%
20th Century Industries                           3,000            78
AFLAC, Inc.                                      63,000         3,221
Ahmanson (H.F.) & Co.                            57,000         3,815
Allmerica Financial Corp.                         6,100           305
Allstate Corp.                                   70,308         6,389
AMBAC Financial Group, Inc.                      45,100         2,075
American Express Co.                             39,200         3,499
American International Group, Inc.              109,893        11,951
AmSouth Bancorp                                  30,900         1,678
Automatic Data Processing, Inc.                 130,750         8,025
Banc One Corp.                                   93,850         5,097
BankAmerica Corp.                                44,300         3,234
Bankers Trust New York Corp.                     10,400         1,169
Barnett Banks, Inc.                              16,700         1,200
Bear Stearns Cos., Inc.                          11,952           568
Canadian Hotel Income Properties                235,200         1,580
Charter One Financial, Inc.                       1,400            88
Chase Manhattan Corp.                           100,900        11,049
Chubb Corp. (The)                                26,500         2,004
CIGNA Corp.                                      11,000         1,904
Cincinnati Financial Corp.                          300            42
Citicorp                                         71,700         9,066

                                                       Diversified Equity Fund 5

Diversified Equity Fund
Statement of Net Assets, continued

December 31, 1997

                                               Number       Market
                                                 of         Value
                                               Shares       (000)
                                              --------    ---------
Comdisco, Inc.                                  11,700    $     391
Comerica, Inc.                                  19,000        1,715
Commerce Bancshares, Inc.                        2,257          153
Conseco, Inc.                                   77,868        3,538
Danielson Holding Corp. (a)                    100,000          725
Dime Bancorp, Inc.                              17,200          520
Donaldson, Lufkin & Jenrette, Inc.                 800           64
Dow Jones & Co., Inc.                           10,600          569
DST Systems, Inc. (a)                            2,300           98
Duke Realty Investments, Inc.                   13,300          323
Edwards (A.G.), Inc.                            26,700        1,061
Equitable Companies, Inc.                       17,200          856
Equity Residential Properties Trust             27,000        1,365
Everest Reinsurance Holdings, Inc.              13,600          561
Federal Home Loan Mortgage Corp.                15,400          646
Federal National Mortgage Association          115,100        6,568
First America Bank Corp.                         3,700          285
First American Corp.                            29,300        1,458
First Chicago NBD Corp.                         19,895        1,661
First Data Corp.                                65,500        1,916
First Union Corp.                                5,700          292
FIRSTPLUS Financial Group, Inc. (a)              8,800          336
Fleet Financial Group, Inc.                     77,500        5,808
General Re Corp.                                14,500        3,074
Golden State Bancorp, Inc. (a)                   2,500           93
Golden West Financial Corp.                      4,400          430
Green Tree Financial Corp.                      48,300        1,265
Hartford Financial Services Group (The), Inc.    1,300          122
Horace Mann Educators Corp.                      6,400          182
Household International Corp.                   45,300        5,779
Jefferson-Pilot Corp.                            3,200          249
Lehman Brothers Holdings, Inc.                  15,500          790
Lincoln National Corp.                             500           39
Local Financial Corp.                          129,300        1,503
MBNA Corp.                                     371,812       10,155
Mellon Bank Corp.                               13,300          806
Mercantile Bankshares Corp.                      6,300          242
Mercury General Corp.                            4,900          271
Merrill Lynch & Co., Inc.                       69,900        5,098
MGIC Investment Corp.                           11,400          758
Morgan Stanley, Dean Witter, Discover and Co.  138,015        8,160
National City Corp.                              2,400          158
NationsBank Corp.                               59,100        3,594
North Fork Bancorporation, Inc.                  4,100          138
Northern Trust Corp.                            16,900        1,179
Norwest Corp.                                   68,500        2,646
Old Republic International Corp.                11,600          431
Pacific Century Financial Corp.                 43,400        1,074
PaineWebber Group, Inc.                         34,650        1,197
Paychex, Inc.                                   23,000        1,164
PennCorp Financial Group, Inc.                  40,000        1,427
Progressive Corp.                                4,700          563
Reliance Group Holdings, Inc.                   50,200          709
Republic New York Corp.                         21,100        2,409
Ryder System, Inc.                              95,200        3,118
SouthTrust Corp.                                23,800        1,505
Spieker Properties, Inc.                         7,200          309
Star Banc Corp.                                  1,900          109
State Street Corp.                               7,200          419
Synovus Financial Corp.                          7,500          246
Torchmark Corp.                                 22,800          959
Transamerica Financial Corp.                    13,000        1,384
Transatlantic Holdings, Inc.                     3,450          247
Travelers, Inc.                                 49,155        2,648
Washington Mutual, Inc.                         45,440        2,897
                                                          ---------
                                                            178,492
                                                          ---------
Health Care - 11.1%
Abbott Laboratories                             44,000        2,885
Aetna, Inc.                                     51,900        3,662
Alliance Pharmaceutical Corp. (a)               40,000          280
ALZA Corp. (a)                                  42,400        1,349
American Home Products Corp.                    21,100        1,614
Amgen, Inc.                                     21,100        1,142
Apria Healthcare Group, Inc. (a)                57,000          766
Astra AB Class A - ADR                         172,500        2,965
Baxter International, Inc.                      71,400        3,601
Beckman Instruments, Inc.                          400           16
Becton, Dickinson & Co.                          5,800          290
Bergen Brunswig Corp. Class A                    4,975          210
Biomet, Inc.                                    96,200        2,453
Bristol-Myers Squibb Co.                       101,600        9,614
Cardinal Health, Inc.                           22,600        1,698
ChromaVision Medical Systems, Inc. (a)             120            1
Columbia/HCA Healthcare Corp.                  139,500        4,133
First Health Group Corp. (a)                    17,100          874
Genzyme Corp. (a)                                7,800          215
HBO & Co.                                       35,700        1,711
Health Management Associates Class A (a)           650           16
HEALTHSOUTH Corp. (a)                            6,500          180
Humana, Inc. (a)                                36,700          762
Integrated Health Services, Inc.                42,000        1,310
IVAX Corp. (a)                                  20,000          135
Johnson & Johnson                              100,200        6,601
Lilly (Eli) & Co.                              124,100        8,640

6 Diversified Equity Fund

Diversified Equity Fund

December 31, 1997

                                               Number       Market
                                                 of         Value
                                               Shares       (000)
                                              --------    ---------
McKesson Corp.                                   8,400    $     909
Medtronic, Inc.                                 34,100        1,784
Merck & Co., Inc.                              128,700       13,674
Mylan Laboratories, Inc.                       152,600        3,195
Omnicare, Inc.                                   4,900          152
Oxford Health Plans, Inc. (a)                   16,300          253
PacifiCare Health Systems, Inc. Class B (a)     16,000          838
Pfizer, Inc.                                   227,500       16,963
PhyCor, Inc. (a)                                21,600          583
Quest Diagnostics, Inc. (a)                     40,000          675
Quintiles Transnational Corp. (a)               33,600        1,294
Schering-Plough Corp.                          140,500        8,729
Shared Medical Systems                           1,900          125
Smithkline Beecham PLC - ADR                    52,500        2,700
Tenet Healthcare Corp. (a)                      17,075          566
Total Renal Care Holdings, Inc. (a)              5,000          138
U.S. Surgical Corp.                              1,800           53
United Healthcare Corp.                        100,800        5,008
US Bioscience, Inc. (a)                         85,750          777
Watson Pharmaceuticals, Inc. (a)                 6,200          201
Wellpoint Health Networks, Inc. Class A (a)      2,737          116
                                                          ---------
                                                            115,856
                                                          ---------
Integrated Oils - 4.1%
Amerada Hess Corp. NPV                          55,600        3,051
Amoco Corp.                                     30,150        2,567
Ashland, Inc.                                   60,000        3,221
Atlantic Richfield Co.                          30,200        2,420
British Petroleum Co. PLC - ADR                 30,863        2,459
Coastal Corp.                                   36,100        2,236
Crown Central Petroleum Co. Class B (a)         62,000        1,259
Exxon Corp.                                    116,100        7,104
Kerr-McGee Corp.                                17,900        1,133
Lyondell Petrochemical Co.                      34,200          906
Mobil Corp.                                     22,200        1,602
Pennzoil Co.                                     4,800          321
Phillips Petroleum Co.                          46,000        2,237
Royal Dutch Petroleum Co.                       48,000        2,601
Seagull Energy Corp. (a)                         5,100          105
Sun Co., Inc.                                   42,800        1,800
Tenneco, Inc.                                   12,400          490
Texaco, Inc.                                    38,400        2,088
Unocal Corp.                                    37,400        1,452
USX-Marathon Group                             123,100        4,155
                                                          ---------
                                                             43,207
                                                          ---------
Materials and Processing - 8.5%
Air Products & Chemicals, Inc.                  17,400        1,431
Albany International Corp. Class A              55,000        1,265
Albemarle Corp.                                 12,300          294
Aluminum Co. of America                         30,700        2,161
American Real Estate Partners, L.P. (a)        196,462        1,928
American Standard Companies, Inc. (a)           10,000          383
Archer-Daniels-Midland Co.                      21,000          455
Arco Chemical Co.                                3,400          159
Asia Pulp & Paper Co, Ltd. - ADR                80,000          805
Ball Corp.                                      14,200          501
Bethlehem Steel Corp. (a)                       10,200           88
Bowater, Inc.                                    1,800           80
Catellus Development Corp. (a)                  80,000        1,600
Centex Corp.                                    17,300        1,089
Champion International Corp.                    25,200        1,142
Commonwealth Industries, Inc.                   85,000        1,243
Crown Cork & Seal Co., Inc.                     39,000        1,955
du Pont (E.I.) de Nemours & Co.                 15,700          943
Eastman Chemical Co.                            26,200        1,561
FMC Corp. (a)                                   15,100        1,016
Fort James Corp.                                61,800        2,364
Gaylord Container Corp. Class A (a)            469,200        2,698
Georgia Pacific Corp.                            5,300          322
Goodrich (B.F.) Co.                              4,300          178
Great Lakes Chemical Corp.                      65,300        2,930
Hexcel Corp. (a)                                85,000        2,120
Illinois Tool Works, Inc.                       31,900        1,918
Inland Steel Industries, Inc.                   21,200          363
International Paper Co.                         36,900        1,591
International Specialty Products (a)             1,300           19
Kimberly-Clark Corp.                           103,400        5,099
Lafarge Corp.                                   14,700          435
Lone Star Technologies, Inc. (a)                10,000          284
Longview Fibre Co.                              10,000          152
Louisiana Pacific Corp.                         45,000          855
LTV Corp.                                       12,100          118
Lubrizol Corp.                                  31,100        1,147
Mead Corp.                                      33,400          935
Mercer International, Inc.                     131,100        1,147
Monsanto Co.                                   185,600        7,795
Nalco Chemical Co.                                 500           20
Newhall Land & Farming Co.                      22,900          687
Olin Corp.                                      20,100          942
Oregon Steel Mills, Inc.                        30,000          639
Owens-Illinois, Inc. (a)                           300           11
Phelps Dodge Corp.                              50,200        3,125
Pioneer Hi-Bred International, Inc.              1,600          172

                                                       Diversified Equity Fund 7

Diversified Equity Fund

December 31, 1997

                                               Number       Market
                                                 of         Value
                                               Shares       (000)
                                              --------    ---------
Potlatch Corp.                                   1,300    $      56
Praxair, Inc.                                   43,400        1,953
Precision Castparts Corp.                          700           42
Rayonier, Inc.                                     800           34
Reynolds Metals Co.                             46,100        2,766
Rohm & Haas Co.                                  9,300          890
Sealed Air Corp. (a)                             1,700          105
Security Capital Group, Inc. Class B (a)         3,900          127
Sherwin-Williams Co.                            22,400          622
Solutia, Inc.                                   35,400          945
Sonoco Products Co.                              1,500           52
Timken Co.                                      20,800          715
Tower Realty Trust, Inc.                         6,100          150
Tyco International, Ltd.                       249,600       11,248
Unifi, Inc.                                     13,600          553
Union Carbide Corp.                              4,600          197
USG Corp. (a)                                   12,200          598
USX-U.S. Steel Group                            53,300        1,666
Vulcan Materials Co.                               900           92
W. R. Grace & Co.                               75,100        6,041
Westvaco Corp.                                  21,600          679
Witco Corp.                                     10,000          408
Zeigler Coal Holding Co.                        30,000          489
                                                          ---------
                                                             88,593
                                                          ---------
Miscellaneous - 0.3%
FBR Asset Investment Corp.                      30,600          612
Legacy Hotels Real Estate Investment Trust     365,000        2,478
                                                          ---------
                                                              3,090
                                                          ---------
Other Energy - 2.0%
Apache Corp.                                    26,100          915
Baker Hughes, Inc.                              69,900        3,049
BJ Services Co. (a)                              3,300          237
Burlington Resources, Inc.                       8,000          359
Dresser Industries, Inc.                        14,700          617
EEX Corp. (a)                                   41,489          376
Enron Oil & Gas Co.                              3,400           72
Halliburton Co.                                 45,000        2,337
Helmerich & Payne, Inc.                         20,200        1,371
McDermott International, Inc.                   40,000        1,465
Noble Affiliates, Inc.                          20,600          726
Rowan Cos., Inc. (a)                             5,000          153
Schlumberger, Ltd.                              45,100        3,631
Smith International, Inc. (a)                    5,200          319
Tidewater, Inc.                                  6,700          369
Transocean Offshore, Inc.                       36,300        1,749
Triton Energy, Ltd. Class A (a)                 45,000        1,314
Valero Energy Corp.                             57,500        1,808
Vastar Resources, Inc.                           1,800           64
Weatherford Enterra, Inc. (a)                    5,600          245
                                                          ---------
                                                             21,176
                                                          ---------
Producer Durables - 6.0%
Aeroquip-Vickers, Inc.                           6,600          324
AGCO Corp.                                      22,300          652
Alcatel Alsthom Compagnie
  Generale d'Electricite - ADR                  38,103          964
Applied Materials, Inc. (a)                     28,200          848
Boeing Co.                                      33,900        1,659
Briggs & Stratton Corp.                          7,700          374
Caterpillar, Inc.                               27,000        1,311
Clayton Homes, Inc.                              7,300          131
Coltec Industries, Inc. (a)                      1,500           35
CommScope, Inc. (a)                             39,100          525
Crane Co.                                       28,300        1,228
Dover Corp.                                      7,600          275
Elsag Bailey Process Automation NV (a)          50,000          825
Foster Wheeler Corp.                            47,800        1,294
General Electric Co.                           184,500       13,538
General Semiconductor, Inc. (a)                134,000        1,549
Harnischfeger Industries, Inc.                  14,200          501
Honeywell, Inc.                                 35,000        2,398
Ingersoll-Rand Co.                              67,150        2,720
Johnson Controls, Inc.                          34,500        1,647
Kaiser Ventures, Inc. (a)                       78,900          848
Lexmark International Group, Inc. Class A (a)   22,300          847
Litton Industries, Inc. (a)                      6,000          345
Lockheed Martin Corp.                           30,000        2,955
MagneTek, Inc. (a)                              20,000          390
Mark IV Industries, Inc.                        31,100          680
Molex, Inc.                                      4,075          130
Molex, Inc. Class A                             31,500          906
National Service Industries, Inc.                3,700          183
Parker-Hannifin Corp.                           44,100        2,023
Perkin-Elmer Corp.                               3,300          235
Philips Electronics NV - ADR                    11,000          666
Raychem Corp.                                   16,400          706
Raytheon Co. Class A                             3,150          155
Sensormatic Electronics Corp.                   85,000        1,397
Sundstrand Corp.                                 9,800          494
Tektronix, Inc.                                    750           30
Teradyne, Inc. (a)                              14,400          461

8 Diversified Equity Fund

Diversified Equity Fund

December 31, 1997


                                                Number         Market
                                                  of           Value
                                                Shares         (000)
                                               --------      ---------
Thiokol Corp.                                     9,600      $     780
Thomas & Betts Corp.                             15,800            747
U.S. Filter Corp. (a)                            56,100          1,679
United Technologies Corp.                        89,200          6,495
Whittaker Corp. (a)                             152,200          1,674
Xerox Corp.                                      72,200          5,329
                                                             ---------
                                                                62,953
                                                             ---------
Technology - 10.4%
3Com Corp. (a)                                   26,300            917
Altera Corp. (a)                                 39,700          1,315
Apple Computer, Inc. (a)                         30,000            392
AVX Corp.                                         1,900             35
Bay Networks, Inc. (a)                            4,400            112
Cadence Design Systems, Inc. (a)                 16,400            402
Cambridge Technology Partners, Inc. (a)             400             17
CDW Computer Centers, Inc. (a)                    1,800             94
Cisco Systems, Inc. (a)                         260,300         14,512
COMPAQ Computer Corp.                           225,600         12,732
CompUSA, Inc. (a)                                25,100            778
Cooper Industries, Inc.                          19,900            975
Cypress Semiconductor Corp. (a)                  35,000            298
Dell Computer Corp. (a)                         124,600         10,466
DSC Communications Corp. (a)                     31,400            750
Electronic Data Systems Corp.                   130,838          5,749
Ericsson (LM) Telephone Co. Class B - ADR       122,270          4,562
FORE Systems (a)                                 21,900            334
General Dynamics Corp.                            3,200            277
General Motors Corp. Class H (a)                  6,100            225
Hewlett-Packard Co.                             132,200          8,263
Imation Corp. (a)                                38,200            611
Integrated Device Technology (a)                110,000          1,031
Intel Corp.                                     173,500         12,177
International Business Machines Corp.            75,050          7,847
Iomega Corp. (a)                                 23,900            297
Komag, Inc. (a)                                   3,100             46
Learning Co., Inc. (The) (a)                     90,000          1,446
Lucent Technologies, Inc.                        39,724          3,173
Micron Technology, Inc. (a)                       6,100            159
Microsoft Corp. (a)                              79,900         10,322
Motorola, Inc.                                   29,000          1,655
SCI Systems, Inc. (a)                            13,600            592
Scientific-Atlanta, Inc.                          8,000            134
Seagate Technology (a)                           11,200            216
Storage Technology Corp. (a)                        300             19
Symbol Technologies, Inc.                           350             13
Synopsys, Inc. (a)                               25,400            905
Tandy Corp.                                      12,600            486
Tech Data Corp. (a)                               2,300             89
Tellabs, Inc. (a)                                17,000            896
Texas Instruments, Inc.                          36,100          1,624
Textron, Inc.                                     4,900            306
Transaction Systems Architects, Inc. Class A (a)    300             11
VLSI Technology, Inc. (a)                        18,000            423
Xilinx, Inc. (a)                                 22,300            781
                                                             ---------
                                                               108,464
                                                             ---------
Utilities - 8.3%
360 Communications Co. (a)                          600             12
Airtouch Communications, Inc. (a)               142,500          5,923
American Water Works, Inc.                       12,000            328
Ameritech Corp.                                   9,300            749
AT&T Corp.                                       99,700          6,107
Baltimore Gas & Electric Co.                      2,600             89
Bell Atlantic Corp.                              92,835          8,448
Boston Edison Co.                                 3,800            144
Central Maine Power Co.                          56,400            860
Century Telephone Enterprises, Inc.              34,000          1,694
Citizens Utilities Co. Class B (a)              135,704          1,306
Columbia Gas System, Inc.                           300             23
Comsat Corp. Series 1                            10,800            262
Consolidated Edison Co.                          34,700          1,423
Delmarva Power & Light Co.                        4,300             99
DTE Energy Co.                                  168,200          5,834
Duke Power Co.                                   64,000          3,544
Edison International                            143,600          3,904
Entergy Corp.                                   226,800          6,790
EXCEL Communications, Inc. (a)                      600              9
FirstEnergy Corp. (a)                               525             15
GPU, Inc.                                        45,900          1,933
GTE Corp.                                        75,137          3,926
Illinova Corp.                                    1,400             38
IPALCO Enterprises, Inc.                          8,100            340
KU Energy Corp.                                   2,800            110
Long Island Lighting Co.                         26,600            801
MCI Communications Corp.                         67,400          2,885
Montana Power Co.                                23,200            738
National Fuel & Gas Co.                           4,600            224
New Century Energies, Inc.                        1,000             48
New England Electric System                       5,000            214
New York State Electric & Gas Corp.              17,600            625
Niagara Mohawk Power Corp. (a)                  154,400          1,621
NICOR, Inc.                                      16,300            688
NIPSCO Industries, Inc.                           6,300            311


                                                       Diversified Equity Fund 9

Diversified Equity Fund

December 31, 1997

                                                Number         Market
                                                  of           Value
                                                Shares         (000)
                                               --------      ---------
Northeast Utilities                              95,400      $   1,127
PacifiCorp.                                         300              8
Paging Network, Inc. (a)                         44,000            473
Peoples Energy Corp.                              5,400            213
PG&E Corp.                                       88,500          2,694
Pinnacle West Capital Corp.                      17,200            729
PP&L Resources, Inc.                              1,800             43
Public Service Enterprise Group, Inc.            73,700          2,335
SBC Communications, Inc.                         80,700          5,911
Southern Co.                                     26,500            686
Southern New England
 Telecommunications Corp.                        28,100          1,414
Unicorn Corp.                                   136,400          4,194
Union Electric Co.                                8,000            346
United States Cellular Corp. (a)                  2,500             77
UtiliCorp United, Inc.                              800             31
Western Resources, Inc.                           4,400            189
WorldCom, Inc. (a)                              137,620          4,162
                                                             ---------
                                                                86,697
                                                             ---------
Total Common Stocks
(cost $790,288)                                                963,212
                                                             ---------
Convertible Preferred Stocks - 0.1%
Elsag Bailey Financing Trust (a)                 22,600            887
Metromedia International Group, Inc.             16,100            729
                                                             ---------
Total Convertible Preferred Stocks
(cost $1,916)                                                    1,616
                                                             ---------
Preferred Stocks - 0.9%
Cooper Industries, Inc.                          32,500            593
Nokia Corp. - ADR                               121,200          8,484
                                                             ---------
Total Preferred Stocks
(cost $9,735)                                                    9,077
                                                             ---------

                                              Principal       Market
                                               Amount          Value
                                                (000)          (000)
                                              ---------     ----------
Short-Term Investments - 5.4%
Frank Russell Investment Company
   Money Market Fund
    due on demand(b)                           $ 52,137     $   52,137
United States Treasury Notes (c)
    5.125% due 04/30/98                           4,097          4,095
                                                            ----------
Total Short-Term Investments
(cost $56,234)                                                  56,232
                                                            ----------
Total Investments
(identified cost $858,173)(d) - 98.5%                        1,030,137

Other Assets and Liabilities,
Net - 1.5%                                                      15,322
                                                            ----------
Net Assets - 100.0%                                         $1,045,459
                                                            ==========

(a) Nonincome-producing security.
(b) At cost, which approximates market.
(c) Held as collateral by the custodian in connection with futures contracts purchased by the Fund.
(d) See Note 2 for federal income tax information.

Abbreviations:
ADR - American Depositary Receipt
NPV - No Par Value
NV  - Nonvoting
PLC - Public Limited Company

        The accompanying notes are an integral part of the financial statements.

10 Diversified Equity Fund

December 31, 1997

                                                       Unrealized
                                           Number     Appreciation
                                             of      (Depreciation)
                                          Contracts       (000)
                                          ---------  --------------
Futures Contracts
(Notes 2 and 3)

S & P 500 Index Futures Contracts
 expiration date 03/98                       165     $           20
S & P 400 Midcap Index Futures Contracts
 expiration date 03/98                        53                131
                                                     --------------
Total Unrealized Appreciation
   (Depreciation) on Open Futures
   Contracts Purchased (S)                           $          151
                                                     ==============


(S) At December 31, 1997, United States Treasury Notes valued at $4,095 were held as collateral by the custodian in connection with futures contracts purchased by the Fund.


        The accompanying notes are an integral part of the financial statements.

                                                      Diversified Equity Fund 11

Diversified Equity Fund

Statement of Assets and Liabilities

December 31, 1997

                                                                                                       Amounts in
                                                                                                    thousands (except
                                                                                                    per share amount)
Assets
Investments at market (identified cost $858,173)(Note 2)...........................................  $    1,030,137
Cash...............................................................................................             286
Receivables:
  Dividends and interest...........................................................................           1,822
  Investments sold.................................................................................           7,634
  Fund shares sold.................................................................................          11,495
  Daily variation margin on futures contracts (Notes 2 and 3)......................................              34
                                                                                                     --------------

       Total Assets................................................................................       1,051,408

Liabilities
Payables:
    Investments purchased.........................................................   $        2,942
    Fund shares redeemed..........................................................            2,074
    Accrued fees to affiliates (Note 4)...........................................              774
    Other accrued expenses........................................................              159
                                                                                     --------------
    Total Liabilities..............................................................................           5,949
                                                                                                     --------------
Net Assets.........................................................................................  $    1,045,459
                                                                                                     ==============
Net Assets consist of:
Accumulated distributions in excess of net realized gains..........................................  $         (777)
Unrealized appreciation (depreciation) on:
  Investments......................................................................................         171,964
  Futures contracts................................................................................             151
Shares of beneficial interest......................................................................             240
Additional paid-in capital.........................................................................         873,881
                                                                                                     --------------

Net Assets.........................................................................................  $    1,045,459
                                                                                                     ==============

Net Asset Value, offering and redemption price per share:
    Class S ($1,042,619,846 divided by 23,890,058 shares of $.01 par value
      shares of beneficial interest outstanding)...................................................  $        43.64
                                                                                                     ==============
    Class C ($2,838,828 divided by 65,045 shares of $.01 par value
      shares of beneficial interest outstanding)...................................................  $        43.64
                                                                                                     ==============

        The accompanying notes are an integral part of the financial statements.

12 Diversified Equity Fund

Diversified Equity Fund

Statement of Operations

For the Year Ended December 31, 1997


                                                                                                       Amounts in thousands
Investment Income:
  Dividends...........................................................................................   $         12,629
  Dividends from Money Market Fund (Note 5)...........................................................              2,403
  Interest............................................................................................                167
                                                                                                          ---------------

       Total Investment Income........................................................................             15,199

Expenses (Notes 1, 2 and 4):
    Management fees..................................................................... $       6,906
    Custodian fees......................................................................           501
    Transfer agent fees.................................................................           481
    Bookkeeping service fees............................................................            35
    Professional fees...................................................................            42
    Trustees' fees......................................................................             4
    Miscellaneous.......................................................................            73
    Registration fees
      Class S...........................................................................            87
      Class C...........................................................................             1
    Distribution fees - Class C.........................................................             4
    Shareholder servicing fees - Class C................................................             3
                                                                                         -------------

       Total Expenses.................................................................................              8,137
                                                                                                          ---------------
Net investment income.................................................................................              7,062
                                                                                                          ---------------

Realized and Unrealized
    Gain (Loss) on Investments (Notes 2 and 3)
Net realized gain (loss) from:
  Investments...........................................................................       168,718
  Futures contracts.....................................................................        10,365            179,083
                                                                                         -------------
Net change in unrealized appreciation or depreciation of:
  Investments...........................................................................        46,141
  Futures contracts.....................................................................           489             46,630
                                                                                         -------------    ---------------
Net gain (loss) on investments........................................................................            225,713
                                                                                                          ---------------
Net increase (decrease) in net assets resulting from operations.......................................    $       232,775
                                                                                                          ===============

        The accompanying notes are an integral part of the financial statements.

                                                      Diversified Equity Fund 13

Diversified Equity Fund

Statements of Changes in Net Assets

For the Years Ended December 31,


                                                                                                Amounts in thousands
                                                                                               1997                1996
                                                                                        ------------------   -----------------
Increase (Decrease) in Net Assets
From Operations:
    Net investment income............................................................   $            7,062   $           7,130
    Net realized gain (loss).........................................................              179,083              81,288
    Net change in unrealized appreciation or depreciation............................               46,630              40,582
                                                                                        ------------------   -----------------
         Net increase (decrease) in net assets resulting from operations.............              232,775             129,000
                                                                                        ------------------   -----------------
From Distributions to Shareholders:
    Net investment income
      Class S........................................................................               (7,061)             (7,130)
      Class C........................................................................                   (1)                 --
    In excess of net investment income
      Class S........................................................................                  (22)                (54)
      Class C........................................................................                   (1)                 --
    Net realized gain on investments
      Class S........................................................................             (192,410)            (80,193)
      Class C........................................................................                 (475)                 --
    In excess of net realized gain on investments
      Class S........................................................................                 (752)                 --
      Class C........................................................................                   (2)                 --
                                                                                        ------------------   -----------------
         Total Distributions to Shareholders.........................................             (200,724)            (87,377)
                                                                                        ------------------   -----------------
From Fund Share Transactions:
    Net increase (decrease) in net assets from Fund share transactions (Note 6)......              313,717             127,423
                                                                                        ------------------   -----------------

Total Net Increase (Decrease) in Net Assets..........................................             345,768              169,046

Net Assets
    Beginning of period..............................................................              699,691             530,645
                                                                                        ------------------   -----------------
    End of period....................................................................   $        1,045,459   $         699,691
                                                                                        ==================   =================

        The accompanying notes are an integral part of the financial statements.

14 Diversified Equity Fund

Diversified Equity Fund

Financial Highlights - Class S

The following table includes selected data for a share outstanding throughout each year or period and other performance information derived from the financial statements.

                                                                                   1997      1996      1995      1994      1993
                                                                                  -------   -------   -------   -------   -------
Net Asset Value, Beginning of Period.........................................     $ 41.45   $ 38.62   $ 32.26   $ 34.88   $ 35.60
                                                                                  -------   -------   -------   -------   -------

Income From Investment Operations:
    Net investment income....................................................         .37       .48       .60       .58       .56
    Net realized and unrealized gain (loss) on investments...................       12.06      8.15     10.63      (.49)     3.03
                                                                                  -------   -------   -------   -------   -------
      Total Income From Investment Operations................................       12.43      8.63     11.23       .09      3.59
                                                                                  -------   -------   -------   -------   -------


Less Distributions:
    Net investment income....................................................        (.37)     (.48)     (.60)     (.58)     (.55)
    Net realized gain on investments.........................................       (9.83)    (5.32)    (4.27)    (1.87)    (3.76)
    In excess of net realized gain on investments............................        (.04)       --        --      (.26)       --
                                                                                  -------   -------   -------   -------   -------

       Total Distributions...................................................      (10.24)    (5.80)    (4.87)    (2.71)    (4.31)
                                                                                  -------   -------   -------   -------   -------

Net Asset Value, End of Period...............................................     $ 43.64   $ 41.45   $ 38.62   $ 32.26   $ 34.88
                                                                                  =======   =======   =======   =======   =======
Total Return (%).............................................................       31.32     23.29     35.17     (0.01)    10.53

Ratios/Supplemental Data:
    Net Assets, end of period ($000 omitted).................................   1,042,620   699,691   530,645   414,036   388,420

     Ratios to average net assets (%):
      Operating expenses.....................................................         .92       .94       .95       .95       .96
      Net investment income..................................................         .80      1.18      1.56      1.73      1.54
   Portfolio turnover rate (%)...............................................      114.11     99.90     92.53     57.53     99.80
   Average commission rate paid per share
     of security ($ omitted).................................................       .0500     .0465       N/A       N/A       N/A


                                                      Diversified Equity Fund 15

Diversified Equity Fund

Financial Highlights - Class C

The following table includes selected data for a share outstanding throughout each year or period and other performance information derived from the financial statements.


                                                                        1997*
                                                                       -------
Net Asset Value, Beginning of Period................................. $  45.55
                                                                      --------

Income From Investment Operations:
   Net investment income.............................................      .06
   Net realized and unrealized gain (loss) on investments............     7.97
                                                                      --------
       Total Income From Investment Operations.......................     8.03
                                                                      --------
Less Distributions:
   Net investment income.............................................     (.06)
   In excess of net investment income................................     (.01)
   Net realized gain on investments..................................    (9.83)
   In excess of net realized gain on investments.....................     (.04)
                                                                      --------
       Total Distributions...........................................    (9.94)
                                                                      --------
Net Asset Value, End of Period....................................... $  43.64
                                                                      ========
Total Return (%)(a)..................................................    15.99

Ratios/Supplemental Data:
   Net Assets, end of period ($000 omitted)..........................    2,839

    Ratios to average net assets (%)(b):
      Operating expenses.............................................     1.63
      Net investment income..........................................      .10
    Portfolio turnover rate (%)(b)...................................   114.11
    Average commission rate paid per share of security ($ omitted)...    .0500


*   For the period May 27, 1997 (commencement of sale) to December 31, 1997.
(a) Total return represents performance for the period May 27, 1997 to December 31, 1997.
(b) The ratios for the periods ended December 31, 1997 are annualized.

16 Diversified Equity Fund

Special Growth Fund

Portfolio Management Discussion

December 31, 1997 (Unaudited)

Objective: To enhance total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from the Diversified Equity Fund.

Invests in: Primarily small capitalization and "emerging growth-type" U.S. equity securities.

Strategy: The Fund uses a multi-style, multi-manager strategy intended to achieve higher returns with moderate risk. The Fund employed the investment management services of six small capitalization stock fund managers with three separate and distinct investment styles.


                           [LINE GRAPH APPEARS HERE]


              Special Growth -      Russel 2500(TM)** Lipper(C/)Small Co.
Dates             Class S                                 Growth ++
   *            $10,000                 $10,000            $10,000
1988            $11,382                 $12,273            $11,903
1989            $14,105                 $14,658            $14,564
1990            $12,091                 $12,477            $13,082
1991            $17,303                 $18,303            $19,761
1992            $19,469                 $21,266            $22,193
1993            $22,483                 $24,783            $25,890
1994            $21,648                 $24,521            $25,624
1995            $27,821                 $32,295            $33,525
1996            $33,011                 $38,441            $40,152
1997            $42,509                 $47,804            $48,478


Special Growth Fund - Class S                              Russell 2500(TM) Index

  Periods Ended     Growth of       Total                   Periods Ended          Growth of      Total
    12/31/97        $10,000         Return                    12/31/97             $10,000        Return
---------------     --------     -----------               ---------------        ----------    ----------
1 Year              $ 12,877     28.77%                        1 Year              $ 12,436     24.36%
5 Years             $ 21,834     16.90%(S)                     5 Years             $ 22,479     17.59%(S)
10 Years            $ 42,509     15.57%(S)                     10 Years            $ 47,822     16.94%(S)


Special Growth Fund - Class C ++++                              Lipper(C) Small Co. Growth Funds Average

  Periods Ended     Growth of       Total                      Periods Ended       Growth of     Total
    12/31/97        $10,000         Return                       12/31/97          $10,000       Return
---------------     --------     -----------                   ---------------     --------    -----------
1 Year              $ 12,790     27.90%                        1 Year              $ 12,074     20.74%
5 Years             $ 21,667     16.72%(S)                     5 Years             $ 21,844     16.91%(S)
10 Years            $ 42,182     15.48%(S)                     10 Years            $ 48,478     17.10%(S)


*    The Special Growth Fund - Class S assumes initial investment on January 1,
     1988.

** Russell 2500(TM) Index is composed of the bottom 500 stocks in the Russell 1000(R) Index and all the stocks in the Russell 2000(R) Index. The largest Security in this index has a market capitalization of about $5.7 billion.

++ Lipper(C) Small Co. Growth Funds Average is the average total return for the universe of funds within the Small Company Growth Funds investment objective. The total return for the funds reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

++++ The Special Growth Fund - Class C - For the period, November 4, 1996
     (commencement of sales) to December 31, 1997, shareholder service and Rule 12b-1 distribution fees were charged. Total return would have been lower had these fees been in effect during prior reporting periods. Class S performance linked with Class C to provide historical perspective.

(S)  Annualized.


18 Special Growth Fund

Special Growth Fund

Portfolio Management Discussion

December 31, 1997 (Unaudited)



Performance Review

For the year ended December 31, 1997, the Special Growth Fund Class S and Class C shares reflected total returns of 28.8% and 27.9%, respectively, as compared to the Russell 2500(TM) Index, which gained only 24.4%. The Fund's performance was even better relative to other small cap funds tracked by Lipper Analytical Services. Although good security selection was the primary factor in achieving positive returns, sector exposures also contributed to the Fund's favorable results.

Portfolio Highlights

After outperforming large caps in the second and third quarters, the small capitalization market appeared to be gaining momentum. However, the market's flight to defensive stocks in the fourth quarter proved a decisive setback, with the Russell 2000(R) Index gaining only 22.4% for the year versus the 32.9% gain of the large and medium cap Russell 1000(R) Index. Despite fourth quarter weakness, the Fund produced strong results for the year, with managers' security selection accounting for the majority of the superior performance. Sector allocations also contributed to favorable returns, mainly due to the Fund's overweightings in financial services and energy stocks during the year.

Investment style also had a strong influence on performance in the small cap market. While the returns of small Value stocks rivaled large caps, small Growth stocks trailed by a sizable margin. The Russell 2000(R) Value Index gained 31.8% during the year, while its counterpart, the Russell 2000(R) Growth Index rose only 12.9%. The Special Growth Fund's Value managers contributed even better gains than their benchmark, both up more than 40% for the year. The Growth managers struggled through a difficult environment, although Fiduciary International managed to produce returns exceeding their small cap growth benchmark. Despite the dominance of larger cap stocks, the Fund's micro-cap oriented manager, Wellington, also produced strong performance for the year.

--------------------------------------------------------------------------------
Top Ten Equity Holdings
(as a percent of Total Investments)    December 31, 1997

Fremont General Corp.                        0.8%
Donaldson Lufkin & Jenrette                  0.6
Ciber                                        0.6
City National Corp.                          0.6
CBT Group                                    0.5
Best Buy                                     0.5
Compuware Corp.                              0.5
Earthgrains                                  0.5
American Bankers Insurance Group, Inc.       0.5
AAR Corp.                                    0.5
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Portfolio Characteristics
                                         December 31, 1997

Current P/E Ratio                               21.8x
Portfolio Price/Book Ratio                      3.07x
Market Capitalization - $-Weighted Average      1.49 Bil
Number of Holdings                               868
--------------------------------------------------------------------------------

Money Managers                            Styles


Delphi Management, Inc.                Small Cap-Value
Fiduciary International, Inc.          Small Cap-Growth
GlobeFlex Capital, L.P.                Small Cap-Market-
                                        Oriented
Jacobs Levy Equity Management, Inc.    Small Cap-Value
Sirach Capital Management, Inc.        Small Cap-Growth
Wellington Management Company LLP      Small Cap-Market-
                                        Oriented
--------------------------------------------------------------------------------


Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                          Special Growth Fund 19

Special Growth Fund
Statement of Net Assets

December 31, 1997

                                           Number       Market
                                             of         Value
                                           Shares        (000)
                                         ---------    ---------
Common Stocks - 93.1%
Auto and Transportation - 4.4%
AAR Corp.                                   74,500     $ 2,887
ABC Rail Products Corp. (a)                  6,000         120
Aftermarket Technology Corp. (a)            25,500         462
Airborne Freight Corp.                      40,200       2,497
AirNet Systems, Inc. (a)                     6,700         144
Alaska Air Group, Inc. (a)                  24,700         957
Alexander & Baldwin, Inc.                    3,500          96
Arctic Cat, Inc.                             4,100          40
Arvin Industries, Inc.                      11,500         383
Avondale Industries, Inc. (a)                5,300         157
Barnes Group, Inc.                           6,800         155
Borg-Warner Automotive, Inc.                18,000         936
Carey International, Inc. New (a)           10,000         151
Circle International Group, Inc.             2,200          50
Coachmen Industries, Inc.                   59,000       1,272
Consolidated Freightways Corp. (a)          27,500         375
Control Devices, Inc. (a)                   10,666         171
Excel Industries, Inc.                       8,000         144
Fleetwood Enterprises, Inc.                 18,700         794
FRP Properties, Inc. (a)                     5,000         157
Hvide Marine, Inc. Class A (a)              18,300         462
Keystone Automotive Industries, Inc. (a)     6,000         142
Knight Transportation, Inc. (a)              6,000         156
Landair Services, Inc. (a)                   7,000         161
M.S. Carriers, Inc. (a)                      5,400         132
Mark VII, Inc. (a)                           8,000         130
Midwest Express Holdings, Inc. (a)           4,600         179
MTL, Inc. (a)                               47,000       1,187
Navistar International Corp. (a)            58,300       1,447
Offshore Logistics, Inc. (a)                70,200       1,500
Overseas Shipholding Group, Inc.             6,500         142
Pittston Burlington Group                    3,700          97
Roadway Express, Inc.                       11,600         257
Standard Motor Products, Inc. Class A        3,400          77
Trans World Airlines, Inc. New (a)          39,100         396
Transport Corp. of America (a)              12,000         189
Trinity Industries, Inc.                    49,800       2,222
U.S. Xpress Enterprises, Inc. Class A (a)   25,500         555
US Airways Group, Inc. (a)                  32,600       2,037
USFreightways Corp.                         15,900         517
Wynn's International, Inc.                   5,350         170
Yellow Corp. (a)                            53,900       1,351
                                                      --------
                                                        25,454
                                                      --------
Consumer Discretionary - 16.2%
Abacus Direct Corp. (a)                    11,300          463
Abercrombie & Fitch Co. Class A (a)        61,000        1,906
ABM Industries, Inc.                        1,100           34
AccuStaff, Inc. (a)                        88,800        2,042
Advo Systems, Inc. (a)                      3,000           58
American Eagle Outfitters, Inc. (a)        14,900          511
American Greetings Corp. Class A           54,400        2,128
Ames Department Stores, Inc. New (a)       15,800          271
Anchor Gaming (a)                          16,200          899
Apple South                                88,900        1,167
ARC International Corp. (a)                25,000          156
Ascent Entertainment Group, Inc. (a)       20,900          212
Aviation Sales Co. (a)                      2,400           90
Belo (A.H.) Corp. Class A                   3,800          213
Best Buy Co. (a)                           82,900        3,057
BJ's Wholesale Club, Inc. (a)              39,000        1,224
Bob Evans Farms, Inc.                       8,300          184
Bowne & Co., Inc.                          10,400          415
Brylane, Inc. (a)                          25,000        1,231
Buckle, Inc. (The) (a)                      7,200          247
Burlington Coat Factory
  Warehouse Corp.                          71,640        1,178
Cameron Ashley Building Products, Inc. (a) 10,000          167
Caribiner International, Inc. (a)          21,000          934
Cash America International, Inc.            6,698           87
Catalytica, Inc. (a)                       13,000          154
CellStar Corp. (a)                         26,700          531
Central Newspapers, Inc. Class A           25,000        1,848
CIDCO, Inc. (a)                             7,700          143
CKE Restaurants, Inc.                      37,900        1,597
CMP Media, Inc. Class A (a)                48,000          822
Coinmach Laundry Corp. (a)                  6,000          147
Cole National Corp. Class A (a)             5,000          150
Computer Horizons Corp. (a)                22,500        1,024
Consolidated Graphics, Inc. (a)            20,000          932
Cornell Corrections, Inc. (a)               7,000          145
CorporateFamily Solutions, Inc. (a)         2,700           57
Cox Radio, Inc. Class A (a)                 3,200          129
Cross (A.T.) Co. Class A                    4,700           48
Daisytek International Corp. (a)            4,000          139
Dan River, Inc. Class A (a)                11,000          181
Data Processing Corp. (a)                   5,700          145
Department 56, Inc. (a)                     9,100          262
DeVRY, Inc. (a)                            42,000        1,339
Dollar Tree Stores, Inc. (a)               12,500          517
Dress Barn, Inc. (a)                       17,000          476
Equity Corp. International (a)             32,000          740
Ethan Allen Interiors, Inc.                11,500          443
Extended Stay America, Inc. (a)             5,500           68
Fingerhut Cos., Inc.                       31,200          667
First Brands Corp.                         32,100          865
Footstar, Inc. (a)                         13,100          352

20 Special Growth Fund

Special Growth Fund

December 31, 1997

                                           Number       Market
                                             of         Value
                                           Shares        (000)
                                          --------     --------
Fossil, Inc. (a)                             2,300     $    57
General Nutrition Companies, Inc. (a)       32,130       1,088
Genesco, Inc. (a)                           33,500         427
Gibson Greetings, Inc. (a)                   3,700          81
Goody's Family Clothing, Inc. (a)           36,200         984
Grand Casinos, Inc. (a)                     37,100         505
Grey Advertising                             4,400       1,443
Ha-Lo Industries, Inc. (a)                   6,000         156
Handleman Co. (a)                           12,000          83
Helen of Troy, Ltd. (a)                     10,000         160
Homebase, Inc. (a)                          29,600         233
Houghton Mifflin Co.                        32,000       1,228
Huffy Corp.                                  2,100          28
InaCom Corp. (a)                            24,600         690
Interim Services, Inc. (a)                  13,100         339
Iron Mountain, Inc. (a)                      3,000         108
Jostens, Inc.                                3,000          69
Keliwood Co.                                45,700       1,371
Kelly Services, Inc. Class A                 3,200          96
Knight-Ridder, Inc.                         27,500       1,430
Land's End, Inc. (a)                         4,300         151
Landry's Seafood Restaurants, Inc. (a)       8,500         204
Leather Factory, Inc. (a)                   60,000          30
Lee Enterprises, Inc.                       44,500       1,316
Lithia Motors, Inc., Class A (a)            10,000         139
Lo-Jack Corp. (a)                            6,000          88
Lodgenet Entertainment Corp. (a)             8,000          86
Lone Star Steakhouse & Saloon (a)           53,800         941
Marcus Corp.                                 1,050          19
Maxim Group, Inc. (a)                       11,000         171
Mazel Stores, Inc. (a)                      12,000         175
McClatchy Newspapers, Inc. Class A          48,675       1,323
McGraw-Hill Companies, Inc.                 19,700       1,458
Media General, Inc. Class A                  5,100         213
Men's Wearhouse, Inc. (The)(a)              43,000       1,494
Metzler Group, Inc. (a)                     31,500       1,244
Movado Group, Inc.                          82,875       1,896
Nautica Enterprises, Inc. (a)               54,200       1,260
North Face, Inc. (The) (a)                   3,500          77
Nutramax Products, Inc. New (a)             10,000         130
O'Charleys, Inc. (a)                        10,000         175
Ogden Corp.                                 18,600         524
On Assignment, Inc. (a)                     50,000       1,288
Outdoor Systems, Inc. (a)                   27,900       1,071
Oxford Industries, Inc.                      2,100          68
Pacific Sunwear of California (a)           40,700       1,201
Paragon Trade Brands, Inc. (a)               2,600          33
Payless ShoeSource, Inc. (a)                 9,900         665
Pegasus Communications Corp. Class A (a)     7,600         155
Pier 1 Imports, Inc.                         2,000          45
Polo Ralph Lauren Corp.
  Class A New (a)                           31,300         761
Premark International, Inc.                 28,500         827
Prime Hospitality Corp. (a)                 67,800       1,381
Protection One, Inc.                        12,000         134
Pulitzer Publishing Co.                     19,500       1,225
RCM Technologies, Inc. (a)                   8,000         134
RDO Equipment Co. Class A (a)                9,000         165
Recoton Corp. (a)                           11,000         149
Red Roof Inns, Inc. (a)                     11,600         178
Regis Corp.                                  6,000         151
Rent-Way, Inc. (a)                          32,500         601
Richey Electronics, Inc. (a)                12,000         120
Rio Hotel & Casino, Inc. (a)                10,200         214
Robert Half International, Inc. (a)         38,100       1,524
RockShox, Inc. (a)                          12,000         104
Rocky Shoes & Boots, Inc. (a)               12,000         179
Romac International, Inc. (a)               32,200         785
Ross Stores, Inc.                           74,050       2,694
Ruby Tuesday, Inc. (a)                       5,200         134
Rural/Metro Corp. (a)                        4,000         134
Russ Berrie & Co., Inc.                      6,100         160
Ryan's Family Steak Houses, Inc. (a)       157,200       1,346
Saga Communications Class A (a)              6,640         141
Schultz Sav-O Stores, Inc.                  76,500       1,186
SCP Pool Corp. (a)                           8,500         159
Select Appointments Holdings PLC - ADR      60,000       1,095
SFX Broadcasting, Inc. Class A (a)           1,500         120
ShoLodge, Inc. (a)                           8,133         126
Shopko Stores, Inc. (a)                     61,100       1,329
Showbiz Pizza Time, Inc. (a)                51,500       1,185
Snyder Communications, Inc. New (a)         16,900         617
Spectrian Corp. (a)                          8,000         154
Sport Supply Group, Inc. (a)                20,000         153
Sports Authority, Inc. (a)                   7,500         111
Strategic Distribution, Inc. (a)            30,600         138
Superior Services, Inc. (a)                 36,400       1,051
Thomas Nelson, Inc.                          4,300          50
Tiffany & Co.                               23,000         829
TJX Cos., Inc.                              55,000       1,891
TRM Copy Centers Corp. (a)                  15,000         133
Trnmp Hotels & Casino Resorts, Inc. (a)     49,200         329
Unisource Worldwide, Inc.                   32,000         456
United Natural Foods, Inc. (a)               7,000         180
United Television, Inc.                      6,700         690
Urban Outfitters, Inc. (a)                  10,000         183

                                                          Special Growth Fund 21

Special Growth Fund

December 31, 1997

                                           Number       Market
                                             of         Value
                                           Shares       (000)
                                          --------     -------
Valassis Communications, Inc. (a)           67,000     $ 2,479
Video Update, Inc. Class A (a)              50,000         100
Wackenhut Corp. Class A                      6,000         139
Wackenhut Corrections Corp. (a)             45,000       1,209
Washington Post Co. Class B                  4,500       2,189
Waste Industries, Inc. (a)                  16,270         293
Windmere Durable Holdings, Inc.             10,200         230
Youth Services International, Inc. (a)       7,000         105
                                                       -------
                                                        93,161
                                                       -------
Consumer Staples - 3.9%
800 - JR CIGAR, Inc. (a)                    27,900         697
American Italian Pasta Co. Class A (a)      14,200         355
Arbor Drugs, Inc.                           52,500         971
Beringer Wine Estates
  Holdings, Inc. Class B (a)                12,500         473
Block Drug Co., Inc. Class A                22,331         949
Bush Boake Allen, Inc. (a)                   2,000          52
Canandaigua Wine, Inc. Class A (a)          10,900         604
Church and Dwight Co., Inc.                  4,600         129
Coca-Cola Bottling Co. Consolidated         18,500       1,253
Coors (Adolph) Co. Class B                  40,900       1,355
Dean Foods Co.                              20,500       1,220
Earthgrains Co.                             62,700       2,947
Fleming Cos., Inc.                          24,600         331
General Cigar Holdings, Inc. Class A (a)    22,500         480
IBP. Inc.                                   35,300         739
Ingles Markets, Inc.                         4,200          60
International Multifoods Corp.               8,300         235
Michael Foods, Inc.                         71,700       1,748
Nature's Sunshine Products, Inc.             5,000         130
Pilgrim's Pride Corp.                       10,600         165
Schweitzer-Mauduit International, Inc.       6,000         223
Smucker (J.M.) Co.                           3,900          92
Standard Commercial Corp. (a)               10,000         166
Suiza Foods Corp. (a)                       27,000       1,608
SuperValu, Inc.                             22,200         930
Tootsie Roll Industries, Inc.               25,600       1,600
Universal Corp.                             15,400         633
Universal Foods Corp.                       10,300         435
Weider Nutrition International,
 Inc. Class A                               10,700         133
Whole Foods Market, Inc. (a)                31,600       1,616
                                                       -------
                                                        22,329
                                                       -------
Financial Services - 23.2%
Advanta Corp. Class A                       16,700         436
AlBank Financial Corp.                       5,100         260
Allied Capital Corp. (a)                     4,160          92
Allied Group, Inc.                           5,850         167
Allmerica Financial Corp.                   10,600         529
American Bankers Insurance
  Group, Inc.                               63,900       2,935
American Heritage Life

  Investment Corp.                           1,400          50
AmerUs Life Holdings, Inc.                   2,500          92

Amplicon, Inc.                               7,000         115
AMRESCO, Inc. (a)                           47,100       1,395
Amwest Insurance Group, Inc.                10,000         145
Arcadia Financial, Ltd. (a)                 13,600         101
Arden Realty Group, Inc.                    30,000         922
ARM Financial Group, Inc. Class A            6,300         166
Associated Banc-Corp.                        2,400         132
Astoria Financial Corp.                     24,000       1,338
Bank United Corp. Class A                    7,000         341
Bankatlantic Bancorp, Inc. Class A          99,116       1,617
Banknorth Group, Inc.                        1,100          71
Bear Steams Cos., Inc.                      56,598       2,688
Berkley (W.R.) Corp.                        31,700       1,391
BISYS Group, Inc. New (a)                   23,000         765
Capital RE Corp.                             2,500         155
Capstead Mortgage Corp.                     24,500         488
Centris Group, Inc.                         67,900       1,515
Centura Banks, Inc.                            800          55
Charter One Financial, Inc.                 26,612       1,670
Chartwell Re Corp.                           2,900          98
Chittenden Corp.                             2,125          72
CitiFed Bancorp, Inc.                        2,250          88
City National Corp.                         94,000       3,472
CNA Surety Corp. (a)                         6,500         100
CNB Bancshares, Inc.                         1,191          57
Colonial BancGroup, Inc.                    50,600       1,743
Commerce Bancshares, Inc.                    5,145         349
Commerce Group, Inc.                         3,000          98
Community First Bankshares, Inc.             1,800          96
Compass Bancshares, Inc.                    10,350         453
Conning Corp. New (a)                        3,600          59
CORT Business Services Corp. (a)            34,400       1,370
Cullen Frost Bankers, Inc.                   5,500         334
Dain Rauscher Corp.                          9,400         649
Data Transmission Network Corp. (a)          5,000         138
Delphi Financial Group, Inc. (a)             5,038         227
Delta Financial Corp. (a)                   10,100         135
Dime Bancorp, Inc.                           4,700         142
Dime Community Bancorp, Inc.                 2,200          52


22 Special Growth Fund

Special Growth Fund

December 31, 1997


                                           Number       Market
                                             of         Value
                                           Shares       (000)
                                          --------     -------
Donaldson, Lufkin & Jenrette, Inc.          45,200     $ 3,593
Doral Financial Corp.                        6,000         147
Downey Financial Corp.                       4,600         131
DST Systems, Inc. (a)                       30,000       1,281
Duke Realty Investments, Inc.               39,500         958
Edwards (A.G.), Inc.                        48,950       1,946
Enhance Financial Services Group, Inc.       2,500         149
EVEREN Capital Corp.                         2,200         104
Everest Reinsurance Holdings, Inc.          22,500         928
Executive Risk, Inc.                        24,000       1,676
EXEL, Ltd.                                  21,000       1,331
FBL Financial Group, Inc. Class A            2,400          96
Fidelity National Financial                 82,753       2,576
Financial Fed Corp. (a)                      8,500         201
Financial Security Assurance
  Holdings, Ltd.                             5,300         256
First American Corp.                        25,500       1,269
First American Financial Corp.               3,800         281
First Colorado Bancorp, Inc.                 4,300         102
First Commonwealth Financial Corp.           2,300          81
First Empire State Corp.                       500         233
First Hawaiian, Inc.                         3,900         155
First Midwest Bancorp, Inc.                  1,400          61
First Mortgage Corp. (a)                    22,700          81
First Republic Bank (a)                      1,000          32
First Savings Bank of
 Washington Bancorp, Inc.                    2,100          57
First Virginia Banks, Inc.                   7,050         364
FirstFed Financial Corp. (a)                 3,400         132
FIRSTPLUS Financial Group, Inc. (a)         63,800       2,432
Hushing Financial Corp.                      6,300         148
Fremont General Corp.                       78,775       4,313
Gables Residential Trust                    40,000       1,105
Guarantee Life Companies, Inc.               1,600          44
Hambrecht & Quist Group (a)                  9,600         350
Hibemia Corp.                               26,900         506
Highlands Insurance Group, Inc. (a)          4,500         128
Horace Mann Educators Corp.                 18,600         529
HUBCO, Inc.                                  5,500         215
Imperial Bancorp (a)                        38,832       1,915
Imperial Credit Industries, Inc. (a)        78,002       1,599
Intercargo Corp.                            10,000         129
Jack Henry & Assocociates, Inc.             49,300       1,343
Jefferies Group, Inc.                       44,000       1,801
John Alden Financial Corp.                  21,700         521
JSB Financial, Inc.                          1,300          65
Klamath First Bancorp, Inc.                  3,100          66
Lawyers Title Corp.                         42,000       1,320
Legg Mason, Inc.                            26,000       1,454
Lehman Brothers Holdings, Inc.              24,300       1,239
Leucadia National Corp.                     41,900       1,446
Liberty Corp.                                1,100          51
Liberty Financial Cos., Inc.                 1,500          57
Life USA Holdings, Inc. New (a)              7,000         118
Litchfield Financial Corp.                   7,350         134
Long Beach Financial Corp. (a)              37,900         441
Long Island Bancorp, Inc.                    6,900         342
MAF Bancorp, Inc.                           71,400       2,526
Magna Group, Inc.                            5,600         256
Markel Corp. (a)                            13,000       2,030
McDonald & Co. Investments                   5,800         165
Medical Assurance, Inc. (a)                    600          17
Mid Ocean, Ltd.                             23,500       1,275
MMI Companies, Inc.                          3,800          95
Morgan Keegan, Inc.                         57,700       1,461
NAC Reinsurance Corp.                        9,400         459
National Data Corp.                         25,000         903
Nationwide Financial
  Services, Inc. Class A                    24,200         874
North Fork Bancorporation, Inc.             23,500         789
Ocean Financial Corp.                        1,400          52
Ocwen Financial Corp. (a)                   43,000       1,094
Ohio Casualty Corp.                          6,200         277
Old Republic International Corp.            23,300         866
Orion Capital Corp.                          8,400         390
Pacific Century Financial Corp.             21,600         535
Pacific Gulf Properties, Inc.                7,000         166
Patriot American Hospitality, Inc.          47,500       1,369
Paychex, Inc.                               27,000       1,367
Penn Treaty American Corp. (a)               5,000         159
Pennsylvania Real Estate
 Investment Trust                            7,000         172
Peoples Heritage Financial Group            38,340       1,764
Pioneer Group, Inc.                          4,400         122
Policy Management Systems Corp. (a)          4,400         306
Popular, Inc.                               38,600       1,901
Presidential Life Corp.                      7,000         142
Price (T. Rowe) & Associates, Inc.          20,900       1,314
Provident Bankshares Corp.                   2,205         141
Provident Companies, Inc.                    6,300         243
Provident Financial Group, Inc.             18,520         898
PXRE Corp.                                  43,559       1,446
Queens County Bancorp                        5,998         237
Raymond James Financial, Inc.               39,900       1,584
Reliance Bancorp, Inc.                       2,500          91
Renaissance Holdings, Ltd.                  34,500       1,522


                                                          Special Growth Fund 23

Special Growth Fund

December 31, 1997

                                           Number       Market
                                             of         Value
                                           Shares       (000)
                                          --------     -------
Republic Bancorp, Inc.                       3,267    $     70
Riggs National Corp.                         7,300         196
RLI Corp.                                    3,400         169
Rollins Truck Leasing Corp.                  8,900         159
Roslyn Bancorp, Inc.                        15,000         349
Saville Systems Ireland PLC - ADR (a)       42,200       1,749
Selective Insurance Group, Inc.             51,800       1,399
Silicon Valley Bancshares (a)               26,600       1,483
SL Green Realty Corp. REIT                  13,000         337
Smith (Charles E.) Residential
  Realty, Inc.                              34,500       1,225
Sotheby's Holdings Co., Inc. Class A        50,000         925
Southern Pacific Funding Corp. (a)          14,000         184
SouthTrust Corp.                            20,000       1,265
Sovereign Bancorp, Inc.                     79,472       1,649
Sovran Self Storage, Inc.                   36,000       1,168
St. Francis Capital Corp.                    3,000         152
St. Paul Bancorp, Inc.                       8,587         224
Sterling Bancshares, Inc.                   30,000         600
SunAmerica, Inc.                            39,000       1,667
Sunstone Hotel Investors, Inc.              22,400         386
Susquehanna Bancshares, Inc.                 1,950          74
T R Financial Corp.                         11,200         372
TCF Financial Corp.                         48,000       1,629
TIG Holdings, Inc.                          12,600         418
Trans Financial, Inc.                        3,400         130
Transatlantic Holdings, Inc.                38,550       2,756
Trenwick Group, Inc.                        36,750       1,328
UICI (a)                                     5,600         195
Union Planters Corp.                        25,575       1,738
United Bankshares, Inc.                        900          43
United Companies Financial Corp.            27,400         425
United Fire & Casualty Co.                  24,450       1,082
Unitrin, Inc.                                5,000         321
USF&G Corp.                                 33,100         730
Valley National Bancorp                      2,415          95
Vesta Insurance Group, Inc.                 28,000       1,663
Washington Federal, Inc.                     9,290         292
Webster Financial Corp.                     27,300       1,812
Westamerica Bancorporation                  20,000       2,045
WFS Financial, Inc. (a)                     16,000         180
Whitney Holding Corp.                        1,000          57
XTRA Corp.                                   2,700         158
                                                      --------
                                                       133,302
                                                      --------
Health Care - 7.7%
Access Health, Inc. (a)                     25,900         751
Alpharma, Inc. Class A                       6,900         150
American HomePatient, Inc. (a)               6,300         145
ARV Assisted Living, Inc. (a)               12,000         192
Assisted Living Concepts, Inc. (a)           8,000         158
ATL Ultrasound, Inc. (a)                    29,800       1,371
Beckman Instruments, Inc.                   11,400         456
Beveriy Enterprises, Inc. New (a)           14,100         183
Bindley Western Industries, Inc.            16,000         494
Biogen, Inc. (a)                            29,000       1,055
Centocor, Inc. (a)                          31,500       1,047
Concentra Managed Care, Inc. (a)            26,000         874
CorVel Corp. (a)                             4,000         151
Coventry Corp. (a)                          59,900         913
Curative Health Services, Inc. (a)          49,000       1,488
Datascope Corp. (a)                          6,600         171
DENTSPLY International, Inc.                51,000       1,555
Diagnostic Products Corp.                    2,600          72
Dura Pharmaceuticals, Inc. (a)              44,000       2,018
Genset - ADR (a)                            30,000         585
Health Care & Retirement Corp. (a)          27,500       1,107
Health Management
  Associates Class A (a)                    54,000       1,363
Healthcare Services Group, Inc. (a)         10,000         126
Home Health Corp. of America, Inc. (a)      14,000         143
Hooper Holmes, Inc.                         12,000         175
Human Genome Sciences, Inc. (a)             27,000       1,073
ICN Pharmaceuticals, Inc.                   47,900       2,338
IDEXX Laboratories, Inc. (a)                13,500         215
Immucor Corp. (a)                           16,000         137
Incyte Pharmaceuticals, Inc. (a)            22,000         963
Integrated Health Services, Inc.            31,800         992
Jones Medical Industries, Inc.               7,100         272
Landauer, Inc.                               3,700         104
Lincare Holdings, Inc. (a)                  48,700       2,776
Mallinckrodt, Inc.                          18,900         718
Mariner Health Group, Inc. (a)              15,200         247
Maxxim Medical, Inc. (a)                     6,000         131
Medicis Pharmaceutical
 Corp. Class A. (a)                         31,350       1,607
Monarch Dental Corp. New (a)                11,000         146
NBTY, Inc. (a)                              42,500       1,418
NCS HealthCare, Inc. Class A (a)            22,000         578
Neurogen Corp. (a)                           3,700          50
NovaCare, Inc. (a)                         126,400       1,651
Paragon Health Network, Inc. (a)             1,686          33
Pediatric Services of America, Inc. (a)      7,000         128
Pediatrix Medical Group (a)                 14,300         611
Perrigo Co. (a)                             37,400         500
PharMerica, Inc. (a)                         6,417          67
Physio-Control International Corp. (a)       9,000         142

24 Special Growth Fund

Special Growth Fund

December 31, 1997

                                           Number       Market
                                             of         Value
                                           Shares       (000)
                                          --------     -------
Physiometrix, Inc. (a)                      30,000     $    60
PMR Corp. (a)                                3,400          68
Protocol Systems, Inc. (a)                   9,000          91
Quest Diagnostics, Inc. (a)                 12,500         211
Quintiles Transnational Corp. (a)           40,000       1,540
Renal Treatment Centers, Inc. (a)           33,360       1,205
Res-Care, Inc. (a)                           6,000         171
Respironics, Inc. (a)                        6,000         134
Scios, Inc. (a)                              8,900          89
Sola International, Inc. (a)                39,600       1,287
STAAR Surgical Co. New (a)                   9,000         155
Steris Corp. (a)                            20,000         965
Sun Healthcare Group, Inc. (a)              17,700         343
Sunrise Assisted Living, Inc. (a)           39,100       1,667
Theragenics Corp. (a)                       10,400         374
Total Renal Care Holdings, Inc. (a)         32,300         888
Trigon Healthcare, Inc. (a)                 30,600         799
U.S. Vision, Inc. New (a)                   16,000         142
Universal Health
  Services, Inc. Class B (a)                 5,800         292
UroCor, Inc. (a)                            20,000         124
Urologix, Inc. (a)                           8,000         145
Wesley Jessen VisionCare, Inc. New (a)       5,800         226
                                                       -------
                                                        44,616
                                                       -------
Integrated Oils - 1.0%
Cabot Oil & Gas Corp.                       11,500         223
Cross Timbers Oil Co.                       55,000       1,372
Giant Industries, Inc.                      59,700       1,134
Houston Exploration Co. (The) (a)           14,300         263
Lyondell Petrochemical Co.                  18,000         477
Murphy Oil Corp.                            12,400         672
Sun Co., Inc.                               30,600       1,287
Tesoro Petroleum Corp. (a)                  12,500         194
                                                       -------
                                                         5,622
                                                       -------
Materials and Processing - 7.6%
ACX Technologies, Inc. (a)                  10,500         257
Agrium, Inc.                                99,700       1,215
AK Steel Holding Corp.                      26,300         465
Albemarle Corp.                             12,400         296
Alumax, Inc. (a)                             6,100         207
American Buildings Co. New (a)               7,000         176
American Residential Services, Inc. (a)     10,000         156
Applied Extrusion
 Technologies, Inc. (a)                     22,000         143
AptarGroup, Inc.                            29,600       1,643
ARMCO, Inc. (a)                             49,600         245
Atchenson Casting Corp. (a)                  9,000         146
Ball Corp.                                  15,500         547
Banta Corp.                                 30,800         832
Bowater, Inc.                               17,900         795
Brush Wellman, Inc.                          2,200          54
Building Materials Holding Corp. (a)        12,000         126
BWay Corp. (a)                               7,500         172
Calgon Carbon Corp.                          7,000          75
CalMat Co.                                   9,400         262
Cambrex Corp.                                3,750         172
Carbide/Graphite
  Group, Inc. (The) (a)                      4,000         135
Castle & Cook, Inc. New (a)                  6,000         101
CB Commercial Real Estate
  Services Group, Inc. (a)                   1,200          39
Centex Construction Products, Inc.          52,600       1,585
Centex Corp.                                25,300       1,592
Channell Commercial Corp. (a)               12,000         144
Chemed Corp.                                 4,000         166
Citation Corp. (a)                          12,100         197
Cleveland-Cliffs, Inc.                       9,200         421
Comfort Systems USA, Inc. (a)               40,900         808
Commonwealth Industries, Inc.                2,300          34
Consolidated Papers, Inc.                    7,950         424
Crompton & Knowles Corp.                    29,800         790
Cyprus Amax Minerals Co.                    56,000         861
Dayton Superior Corp. Class A (a)            6,000          99
Deltic Timber Corp.                          3,000          82
Dexter Corp.                                12,400         536
Easco, Inc.                                 12,000         156
Ennis Business Forms, Inc.                  55,375         512
Ethyl Corp.                                 10,000          77
Finish Line (The), Inc. Class A (a)         10,000         131
Florida Rock Industries, Inc.                4,800         109
Fort James Corp.                            20,625         789
Giant Cement Holding, Inc. (a)               6,600         152
Goodrich (B.F.) Co.                          5,200         215
Guilford Mills, Inc.                         8,600         235
Halter Marine Group, Inc. (a)               26,550         767
Hanna (M.A.) Co.                            11,000         278
Hecla Mining Co. (a)                        17,200          85
Home Properties of
 New York, Inc. REIT                         4,800         130
Hughes Supply, Inc.                          8,650         302
IMCO Recycling, Inc.                         9,000         145
Inland Steel Industries, Inc.                4,200          72
International Specialty Products (a)         9,700         145
Kaiser Aluminum Corp. (a)                   13,400         118

                                                          Special Growth Fund 25

Special Growth Fund

December 31, 1997

                                           Number       Market
                                             of         Value
                                           Shares       (000)
                                          --------     -------
Kaydon Corp.                               27,500      $   896
Lesco, Inc.                                 6,000          122
Lone Star Industries, Inc.                 23,500        1,248
LTV Corp.                                  33,000          322
Lubrizol Corp.                             15,100          557
Martin Marietta Materials, Inc.            10,900          399
Maverick Tube Corp. (a)                    44,100        1,097
McWhorter Technologies, Inc. (a)            1,800           46
Millennium Chemicals, Inc.                 30,000          707
Minerals Technologies, Inc.                32,100        1,459
National Steel Corp. Class B (a)           24,400          282
NCI Building Systems, Inc. (a)             30,400        1,056
NL Industries, Inc. (a)                     3,700           50
NN Ball & Roller, Inc.                     20,000          177
Northland Cranberries, Inc. Class A        12,000          186
Olin Corp.                                 16,600          778
Oneida, Ltd.                                4,500          120
Pan Pacific Retail Properties, Inc.         8,000          171
Penford Corp.                               4,000          137
Plum Creek Timber Co. L.P.                 35,300        1,066
Pope & Talbot, Inc.                         8,400          127
Potlatch Corp.                              8,900          383
Quaker Fabric Corp. New (a)                 8,000          154
Rayonier, Inc.                              9,000          383
Reliance Steel & Aluminum Co.               1,800           54
RMI Titanium Co. (a)                        2,300           46
Rock of Ages Corp. Class A (a)              2,700           41
Rock-Tenn Co. Class A                       3,200           66
Schulman (A.), Inc.                        12,600          317
Shaw Group, Inc. (The) (a)                  6,100          140
SIFCO Industries                           61,000        1,167
Southdown, Inc.                            29,100        1,717
Southern Peru Copper Corp.                  6,800           91
SPS Technologies, Inc. (a)                  1,600           70
St. Joe Corp.                              12,000        1,086
Synalloy Corp.                             10,000          147
Texas Industries, Inc.                     48,200        2,169
Thomas Industries, Inc.                     3,600           71
Timken Co.                                 19,900          684
TJ International, Inc.                     27,200          663
Tractor Supply Co. (a)                     10,000          139
Triangle Pacific Corp. (a)                  1,700           58
Universal Stainless & Alloy
 Products, Inc. (a)                        10,000          144
USG Corp. (a)                              28,100        1,377
Valley National Gases, Inc. (a)            12,000          128
Webb (Del E.) Corp.                         8,900          231
Wellman, Inc.                              20,100          392
Wellsford Real Properties, Inc.             5,600           88
Wolverine Tube, Inc. (a)                    5,000          155
Zero Corp.                                  4,000          118
                                                       -------
                                                        43,698
                                                       -------
Miscellaneous - 0.8%
Alexandria Real Estate Equities, Inc.       5,900          186
Griffon Corp. (a)                          97,000        1,419
Imperial Credit Commercial
  Mortgage Investment Corp.                47,800          699
Imperial Credit Mortgage Holdings          13,200          236
LNR Property Corp.                         41,000          969
MAXIMUS, Inc. (a)                          37,000          895
Pameco Corp. (a)                            8,000          152
Rental Service Corp. (a)                    4,400          108
U.S. Rentals, Inc. (a)                      5,000          117
                                                       -------
                                                         4,781
                                                       -------
Other Energy - 5.6%
Atwood Oceanics, Inc. (a)                  14,000          663
Basin Exploration, Inc. (a)                78,800        1,389
BJ Services Co. (a)                        17,500        1,259
Cliffs Drilling Co. (a)                    19,700          983
Coho Energy, Inc. (a)                     107,980          965
Comstock Resources, Inc. New (a)           35,800          427
Core Laboratories N.Y. (a)                 34,600          623
Costilla Energy, Inc. (a)                  12,000          130
Dailey Petroleum Services Corp. (a)         2,000           21
Eastern Enterprises, Inc.                   9,200          414
ENSCO International, Inc.                  36,900        1,236
Evergreen Resources, Inc. (a)              15,000          232
EVI, Inc. (a)                              24,200        1,252
Helmerich & Payne, Inc.                    14,600          991
HS Resources, Inc. (a)                      7,900          109
Hugoton Energy Corp. (a)                   16,000          147
Input/Output, Inc. (a)                     54,200        1,609
KeySpan Energy Corp.                        8,300          306
Louis Dreyfus Natural Gas Corp. (a)         7,100          133
Mallon Resources Corp. New (a)             16,000          130
Marine Drilling Co, Inc. (a)              134,300        2,787
Mitcham Industries, Inc. (a)                8,000          145
Newpark Resources, Inc. (a)                46,800          819
OMNI Energy Services Corp. New (a)         15,100          174
ONEOK, Inc. New (a)                         7,100          287
Parallel Petroleum Corp. (a)                8,900           59
Patterson Energy, Inc. (a)                 23,000          890

26 Special Growth Fund

Special Growth Fund

December 31, 1997

                                           Number       Market
                                             of          Value
                                           Shares        (000)
                                          --------      -------
Pool Energy Services Co. (a)                74,300      $ 1,653
Reading & Bates Corp. (a)                   17,500          733
Rowan Cos., Inc. (a)                        33,600        1,025
Santa Fe Energy Resources, Inc. (a)         24,900          280
Seacor Smit, Inc. (a)                       32,800        1,976
Stolt Comex Seaway SA (a)                   29,000        1,406
Supreme Industries, Inc. Class A (a)        11,940          107
Titan Exploration, Inc. New (a)              8,950           85
Transocean Offshore, Inc.                   24,000        1,156
Trico Marine Services, Inc. (a)             91,200        2,679
Tuboscope Corp. (a)                         18,400          443
Unit Corp. (a)                              10,000           96
Vintage Petroleum, Inc.                     80,900        1,537
Weatherford Enterra, Inc. (a)                1,200           53
Willbros Group, Inc. (a)                     7,000          105
Wiser Oil Co.                               68,600          969
                                                        -------
                                                         32,483
                                                        -------
Producer Durables - 6.6%
AFC Cable Systems, Inc. (a)                  9,625          279
Allied Waste Industries, Inc. (a)           48,100        1,121
ANTEC Corp. (a)                             11,000          172
Bell Industries (a)                         57,109          785
C&D Technologies, Inc.                       4,000          193
CFM Technologies, Inc. (a)                  10,000          152
Cognex Corp. (a)                            35,500          967
Cohu, Inc.                                  61,000        1,868
Columbus McKinnon Corp.                     50,000        1,212
Commercial Intertech Corp.                   3,200           66
Computer Products, Inc. (a)                 36,500          826
Cuno, Inc. (a)                               6,000           92
Daniel Industries, Inc.                      6,800          131
DeCrane Aircraft Holdings, Inc. (a)          5,700           90
Detroit Diesel Corp. (a)                     3,000           71
EG&G, Inc.                                   7,000          146
FARO Technologies, Inc. (a)                 12,000          139
Farr Co. (a)                                10,500          157
FLIR Systems, Inc. (a)                      10,000          203
Flow International Corp. (a)                15,000          141
Franklin Electric Co., Inc.                  2,500          153
Gardner Denver Machinery, Inc. (a)          49,800        1,261
Gemstar International Group, Ltd. (a)       54,500        1,294
GenCorp, Inc.                               12,900          323
General Cable Corp. New                     17,300          626
Graco, Inc.                                  2,600           97
Holophane Corp. (a)                          7,000          173
JLK Direct
 Distribution, Inc. Class A (a)             38,900        1,089
Kaman Corp. Class A                          9,000      $   147
Kellstrom Industries, Inc. (a)              14,100          349
Kennametal, Inc.                             3,600          187
KLA Tencor Corporation (a)                  22,600          872
Knoll, Inc. (a)                              9,300          299
Lennar Corp.                               107,600        2,320
Litton Industries, Inc. (a)                 23,800        1,369
Mettler-Toledo International, Inc. New (a)   5,600           97
Middleby Corp. (The) (a)                     6,300           49
Molex, Inc. Class A                         42,187        1,213
NACCO Industries, Inc. Class A              12,900        1,383
National Service Industries, Inc.            9,800          486
Novellus Systems, Inc. (a)                  25,000          808
OYO Geospace Corp. (a)                       8,000          149
Pittway Corp. Class A                       22,467        1,564
Powell Industries, Inc. (a)                 10,000          144
Pulte Corp.                                  7,800          326
Regal-Beloit Corp.                          36,300        1,073
Ryland Group, Inc.                           4,200           99
Schult Homes Corp.                           4,200           87
Standard Pacific Corp.                      85,800        1,351
Starrett (L.S.) Co. Class A                 28,500        1,042
STM Wireless, Inc. Class A (a)              20,000          168
Superior TeleCom, Inc. (a)                   7,000          242
TB Wood's Corporation                        6,000          128
Tecumseh Products Co. Class A                4,600          224
Teradyne, Inc. (a)                          62,682        2,006
Terex Corp. New (a)                         60,600        1,424
Thiokol Corp.                               14,400        1,170
Toll Brothers, Inc. (a)                     48,000        1,284
TransTechnology Corp.                        5,600          159
Triumph Group, Inc. New (a)                  4,000          133
Uniphase Corp. (a)                          41,900        1,718
Worldtex, Inc. (a)                          15,000          119
Zurn Industries, Inc.                        5,600          176
                                                        -------
                                                         38,192
                                                        -------
Technology - 12.1%
ADC Telecommunications, Inc. (a)            14,600          610
Anixter International, Inc. (a)             17,000          280
Aspen Technology, Inc. (a)                  30,000        1,016
Avant ! Corp. (a)                           44,000          737
Avid Technology, Inc. (a)                   41,700        1,115
BEA Systems, Inc. (a)                        6,700          116
Bel Fuse, Inc. (a)                          10,000          191
Benchmark Electronics, Inc. (a)              3,100           69
Berg Electronics Corp. (a)                  60,000        1,365
BGS Systems, Inc.                            4,000          136


                                         Special Growth Fund 27

Special Growth Fund

December 31, 1997

                                          Number        Market
                                            of           Value
                                          Shares         (000)
                                         --------       ------
Boole & Babbage, Inc. (a)                   6,000       $  179
BTG, Inc. (a)                              14,000          137
Cable Design Technologies Corp. (a)        49,900        1,940
CACI International, Inc. Class A (a)        6,000          118
Cambridge Technology
  Partners, Inc. (a)                       45,000        1,873
CBT Group PLC - ADR (a)                    38,400        3,144
Celeritek, Inc. (a)                        10,000          138
CFI ProServices, Inc. (a)                  12,000          144
CHS Electronics, Inc. (a)                  49,400          827
Ciber, Inc. (a)                            60,400        3,503
Cirrus Logic, Inc. (a)                     17,700          188
Citrix Systems, Inc. (a)                   16,100        1,224
Comarco, Inc. (a)                           6,000          130
Complete Business Solutions, Inc. (a)       2,400          103
Compuware Corp. (a)                        92,400        2,957
Cotelligent Group, Inc. (a)                 9,000          171
Creative Technology, Ltd. (a)              35,100          768
CSG Systems International, Inc. (a)         5,300          212
Dallas Semiconductor Corp.                 25,500        1,039
Datum, Inc. (a)                             3,300           47
Davox Corp. (a)                            30,300          977
Digital Lightwave, Inc. (a)                 7,700          101
Discreet Logic, Inc. (a)                   21,400          455
Dr. Solomon's Group PLC - ADR (a)          47,500        1,508
Electro Scientific Industries, Inc. (a)    26,000          988
Electronics For Imaging, Inc. (a)          18,000          298
Esterline Technologies Corp. (a)            5,900          212
Evans & Sutherland Computer Corp. (a)       2,400           70
Exar Corp. (a)                              8,000          131
Excel Switching Corp. New (a)               9,000          161
GeoTel Communications Corp. (a)             4,900           77
Globecomm Systems, Inc. (a)                15,000          169
Harmon Industries, Inc.                     7,000          189
Harmonic Lightwaves, Inc. (a)              12,000          130
HNC Software, Inc. (a)                     63,200        2,710
Hyperion Software Corp. (a)                64,100        2,292
IDX Systems Corp. (a)                      25,500          944
Information Management Resources, Inc. (a) 39,600        1,485
Integrated Device Technology (a)           47,800          448
Integrated Silicon Solution, Inc. (a)     109,000          831
Inter-Tel, Inc.                             3,200           62
Intersolv, Inc. (a)                        75,800        1,535
Keane, Inc. (a)                            17,600          715
Kronos, Inc. (a)                            3,900          119
LSI Logic Corp. (a)                        60,100        1,187
Mercury Interactive Corp. (a)              31,900          845
MicroAge, Inc. (a)                         19,700          297
Midway Games, Inc. (a)                      4,400       $   80
Network Associates, Inc. (a)               30,700        1,618
Newport News Shipbuilding, Inc.            12,500          318
ORBIT/FR, Inc. (a)                          9,000          145
OSI Systems, Inc. New (a)                  13,000          158
Par Technology Corp. (a)                   11,000          100
Park Electrochemical Corp.                  4,600          131
PeopleSoft, Inc. (a)                       41,000        1,589
Pericom Semiconductor Corp. New (a)        16,000          112
Photronics, Inc. (a)                        4,000           97
Platinum Technology, Inc. (a)              47,000        1,328
PMC - Sierra, Inc. (a)                     14,600          453
Progress Software Corp. (a)                 4,200           90
Sandisk Corp. (a)                           4,000           80
ScanSource, Inc. (a)                        8,000          159
SCI Systems, Inc. (a)                      27,400        1,194
SeaChange International, Inc. (a)          14,000           98
Security Dynamics
  Technologies, Inc. (a)                   33,000        1,180
Sequent Computer Systems, Inc. (a)         34,000          680
SMART Modular Technologies, Inc. (a)       44,800        1,019
SmarTalk Teleservices, Inc. (a)            52,800        1,201
SpecTran Corp. (a)                         15,000          144
Splash Technology Holdings, Inc. (a)       32,400          729
STAR Telecommunications, Inc. (a)          19,700          633
Storage Technology Corp. (a)               26,700        1,654
Structural Dynamics Research Corp. (a)     30,200          680
Symantec Corp. (a)                         49,200        1,079
Tech-Sym Corp. (a)                         34,600          880
Tellabs, Inc. (a)                          28,000        1,475
Tracor, Inc. New (a)                        6,700          204
Transaction Systems
 Architects, Inc. Class A (a)              20,000          755
USCS International, Inc. (a)               30,000          510
Verilink Corp. (a)                         29,000          174
Veritas Software Corp. (a)                 56,841        2,878
Viasoft, Inc. (a)                          38,600        1,631
Vitesse Semiconductor Corp. (a)            22,800          861
Wonderware Corp. (a)                       11,400          161
                                                       -------
                                                        69,691
                                                       -------
Utilities - 4.0%
Aliant Communications, Inc.                 5,100          160
American Water Works, Inc.                 12,600          344
Aquarion Co.                                1,000           35
Black Hills Corp.                           1,600           56
Boston Edison Co.                          16,200          614


28 Special Growth Fund

Special Growth Fund

December 31, 1997

                                          Number        Market
                                            of           Value
                                          Shares         (000)
                                         --------      -------
Cablevision Systems Corp. Class A (a)       7,300      $   699
Calpine Corp. (a)                           9,000          134
Centennial Cellular Corp. Class A (a)      71,500        1,439
Central Hudson Gas & Electric Corp.         4,600          202
Central Louisiana Electric Co., Inc.        2,000           65
Central Maine Power Co.                    10,000          153
Century Telephone Enterprises, Inc.        10,700          533
Colonial Gas Co.                            2,700           78
Commonwealth Energy System                  2,700           90
Commonwealth Telephone
  Enterprises, Inc. (a)                     5,700          148
Corecomm, Inc. (a)                         71,066          728
CTG Resources, Inc.                         4,100          107
Delmarva Power & Light Co.                 14,400          332
DPL, Inc.                                  23,800          684
E'town Corp.                                1,000           40
Empire District Electric Co.                2,500           49
Energen Corp.                               1,900           76
Enova Corp.                                24,100          652
Florida Progress Corp.                     27,700        1,087
General Communication, Inc. Class A (a)    22,000          146
Hawaiian Electric Industries, Inc.          5,000          204
Idaho Power Co.                             7,200          271
Illinova Corp.                             33,600          905
Indiana Energy, Inc.                        3,200          105
IXC Communications, Inc. (a)               28,300          888
Jones Intercable, Inc. Class A (a)         87,100        1,530
Laclede Gas Co.                             1,200           34
MCN Corp.                                   1,000           40
MDU Resources Group, Inc.                   5,100          161
Metrocall, Inc. (a)                        36,000          178
MidAmerican Energy Holdings Co.            15,700          345
Minnesota Power & Light Co.                 9,800          427
Montana Power Co.                          23,400          745
National Fuel & Gas Co.                     9,900          482
New England Electric System                17,800          761
New Jersey Resources Corp.                  2,300           92
New York State Electric & Gas Corp.        18,600          660
Niagara Mohawk Power Corp. (a)             45,800          481
NICOR, Inc.                                 8,900          376
Northwest Natural Gas Co.                   1,400           43
Northwestern Public Service Co.             2,800           64
NUI Corp.                                   1,300           37
Orange & Rockland Utilities, Inc.           4,300          200
Pacific Gateway Exchange, Inc. (a)          5,600          301
Pennsylvania Enterprises, Inc.              1,700           43
Peoples Energy Corp.                        6,700          264
Piedmont Natural Gas Co., Inc.              4,100          147
Primus Telecommunications
  Group, Inc. (a)                           9,000          146
Public Service Co. of New Mexico           17,300          410
Public Service Co. of North Carolina, Inc.  1,700           39
Questar Corp.                               4,400          196
Rochester Gas & Electric Corp.             17,900          609
SCANA Corp.                                 3,800          114
Sierra Pacific Resources                    9,300          349
SIG Corp., Inc.                             2,800           82
Southwestern Energy Co.                     6,900           89
TNP Enterprises, Inc.                       8,300          276
UGI Corp.                                   9,600          281
United Illuminating Co.                     6,500          299
UtiliCorp United, Inc.                     21,500          834
Washington Gas & Light Co.                  8,900          275
Western Resources, Inc.                     8,100          348
WPS Resources Corp.                         5,600          189
                                                      --------
                                                        22,971
                                                      --------
Total Common Stocks
(cost $424,071)                                        536,300
                                                      --------
Convertible Preferred Stocks - 0.1%
Callon Petroleum Co. Series A               4,000          154
Golden Books Financial Trust (conv.)        3,000          157
                                                      --------
Total Convertible Preferred Stocks
(cost $299)                                                311
                                                      --------
Preferred Stock - 0.2%
Finova Finance Trust                       13,000          910
                                                      --------
Total Preferred Stock
(cost $654)                                                910
                                                      --------
                                         Principal
                                          Amount
                                           (000)
                                         ---------
Long-Term Investments - 0.0%
Central Garden & Pet Co. (conv.)
   6.000% due 11/15/03                   $   108           113
Titan Corp. (conv.)
   8.250% due 11/01/03                        52            84
                                                       -------
Total Long-Term Investments
(cost $160)                                                197
                                                       -------

                                                          Special Growth Fund 29

Special Growth Fund

December 31, 1997


                                         Principal      Market
                                          Amount         Value
                                           (000)         (000)
                                         --------      --------
Short-Term Investments - 6.2%
Frank Russell Investment Company
 Money Market Fund
 due on demand (b)                       $ 33,485      $ 33,485
United States Treasury Notes (c)
 5.125% due 04/30/98                        2,098         2,097
                                                       --------
Total Short-Term Investments
(cost $35,583)                                           35,582
                                                       --------
Total Investments
(identified cost $460,767)(d) - 99.6%                   573,300

Other Assets and Liabilities,
Net 0.4%                                                  2,488
                                                       --------

Net Assets - 100.0%                                   $ 575,788
                                                      =========

(a)  Nonincome-producing security.
(b)  At cost, which approximates market.
(c) Held as collateral by the custodian in connection with futures contracts purchased by the Fund.
(d)  See Note 2 for federal income tax information.

Abbreviations:
ADR - American Depositary Receipt
NV - Nonvoting
PLC - Public Limited Company
REIT - Real Estate Investment Trust


                                                   Unrealized
                                        Number    Appreciation
                                          of      (Depreciated)
                                       Contracts      (000)
                                       ---------  ------------
Futures Contracts
(Notes 2 and 3)

S&P 500 Index Futures Contracts
 expiration date 03/98                        32  $          3
S&P 400 Midcap Index Futures
Contracts expiration date 03/98              177           540
                                                  ------------
Total Unrealized Appreciation
 (Depreciation) on Open Futures
 Contracts Purchased((S))                         $        543
                                                  ============

(S) At December 31, 1997, United States Treasury Notes valued at $2,097 were held as collateral by the custodian in connection with futures contracts purchased by the Fund.

        The accompanying notes are an integral part of the financial statements.

30 Special Growth Fund

Special Growth Fund

Statement of Assets and Liabilities

December 31, 1997

                                                                                                                Amounts in
                                                                                                             thousands (except
                                                                                                             per share amount)
Assets
Investments at market (identified cost $460,767)(Note 2)...................................................    $      573,300
Receivables:
    Dividends and interest.................................................................................               625
    Investments sold.......................................................................................               970
    Fund shares sold.......................................................................................             6,670
    Daily variation margin on futures contracts (Notes 2 and 3)............................................               122
                                                                                                               --------------
       Total Assets........................................................................................           581,687

Liabilities
Payables:
    Investments purchased..............................................................   $           3,745
    Fund shares redeemed...............................................................               1,497
    Accrued fees to affiliates (Note 4)................................................                 535
    Other accrued expenses.............................................................                 122
                                                                                          -----------------
       Total Liabilities...................................................................................            5,899
                                                                                                               -------------
Net Assets.................................................................................................    $     575,788
                                                                                                               =============
Net Assets consist of:
Undistributed net investment income........................................................................    $         258
Accumulated net realized gain (loss).......................................................................            4,018
Unrealized appreciation (depreciation) on:
   Investments.............................................................................................          112,533
   Futures contracts.......................................................................................              543
Shares of beneficial interest..............................................................................              126
Additional paid-in capital.................................................................................          458,310
                                                                                                               -------------
Net Assets.................................................................................................    $     575,788
                                                                                                               =============
Net Asset Value, offering and redemption price per share:
   Class S ($572,635,141 divided by 12,523,861 shares of $.01 par value
       shares of beneficial interest outstanding)..........................................................    $       45.72
                                                                                                               =============
  Class C ($3,152,591 divided by 69,408 shares of $.01 par value
      shares of beneficial interest outstanding)...........................................................    $       45.42
                                                                                                               =============


        The accompanying notes are an integral part of the financial statements.

                                                          Special Growth Fund 31

Special Growth Fund

Statement of Operations

For the Year Ended December 31, 1997

                                                                                                  Amounts in thousands
Investment Income:
    Dividends...................................................................................    $          4,402
    Dividends from Money Market Fund (Note 5)...................................................               1,889
    Interest....................................................................................                 120
                                                                                                    ----------------
       Total Investment Income..................................................................               6,411

Expenses (Notes 1, 2 and 4):
    Management fees.......................................................    $            4,557
    Custodian fees........................................................                   371
    Transfer agent fees...................................................                   433
    Bookkeeping service fees..............................................                    24
    Professional fees.....................................................                    20
    Trustees' fees........................................................                     4
    Miscellaneous.........................................................                    51
    Registration fees
       Class S............................................................                    68
       Class C............................................................                     1
    Distribution fees - Class C...........................................                     8
    Shareholder servicing fees - Class C..................................                     5
                                                                              ------------------
       Total Expenses...........................................................................                5,542
                                                                                                    -----------------
Net investment income...........................................................................                  869
                                                                                                    -----------------

Realized and Unrealized
    Gain (Loss) on Investments (Notes 2 and 3)
Net realized gain (loss) from:
    Investments...........................................................                60,452
    Futures contracts.....................................................                 5,882
    Options written.......................................................                    13               66,347
                                                                              ------------------
Net change in unrealized appreciation or depreciation of:
    Investments...........................................................                53,348
    Futures contracts.....................................................                   564
    Options written.......................................................                    (5)              53,907
                                                                              ------------------    -----------------
Net gain (loss) on investments..................................................................              120,254
                                                                                                    -----------------
Net increase (decrease) in net assets resulting from operations.................................    $         121,123
                                                                                                    =================

        The accompanying notes are an integral part of the financial statements.

32 Special Growth Fund

Special Growth Fund

Statements of Changes in Net Assets

For the Years Ended December 31,

                                                                                                        Amounts in thousands
                                                                                                      1997                1996
                                                                                                 --------------      --------------
Increase (Decrease) in Net Assets
From Operations:
    Net investment income.....................................................................   $          869      $          988
    Net realized gain (loss)..................................................................           66,347              44,803
    Net change in unrealized appreciation or depreciation.....................................           53,907              14,118
                                                                                                 --------------      --------------
         Net increase (decrease) in net assets resulting from operations......................          121,123              59,909
                                                                                                 --------------      --------------
From Distributions to Shareholders:
    Net investment income - Class S...........................................................             (842)             (1,043)
    Net realized gain on investments
      Class S.................................................................................          (68,942)            (45,015)
      Class C.................................................................................             (356)                (87)
                                                                                                 --------------      --------------
         Total Distributions to Shareholders..................................................          (70,140)            (46,145)
                                                                                                 --------------      --------------
From Fund Share Transactions:
    Net increase (decrease) in net assets from Fund share transactions (Note 6)...............          130,847              66,516
                                                                                                 --------------      --------------
Total Net Increase (Decrease) in Net Assets...................................................          181,830              80,280
Net Assets
    Beginning of period.......................................................................          393,958             313,678
                                                                                                 --------------      --------------
    End of period (including undistributed net investment income of
      $258 and $231, respectively)............................................................   $      575,788      $      393,958
                                                                                                 ==============      ==============

        The accompanying notes are an integral part of the financial statements.

                                                          Special Growth Fund 33

Special Growth Fund

Financial Highlights - Class S

The following table includes selected data for a share outstanding throughout each year or period and other performance information derived from the financial statements.

                                                                                    1997    1996    1995    1994    1993
                                                                                  ------- ------- ------- ------- -------
Net Asset Value, Beginning of Period...........................................   $ 40.79 $ 39.17 $ 33.47 $ 35.82 $ 36.63
                                                                                  ------- ------- ------- ------- -------
Income From Investment Operations:
    Net investment income......................................................       .08     .12     .18     .16     .07
    Net realized and unrealized gain (loss) on investments.....................     11.18    6.87    9.25    (.71)   5.22
                                                                                  ------- ------- ------- ------- -------
      Total Income From Investment Operations..................................     11.26    6.99    9.43    (.55)   5.29
                                                                                  ------- ------- ------- ------- -------

Less Distributions:
    Net investment income......................................................      (.08)   (.12)   (.21)   (.10)   (.07)
    Net realized gain on investments...........................................     (6.25)  (5.25)  (3.52)   (.85)  (6.03)
    In excess of net realized gain on investments..............................        --      --      --    (.85)     --
                                                                                  ------- ------- ------- ------- -------
      Total Distributions......................................................     (6.33)  (5.37)  (3.73)  (1.80)  (6.10)
                                                                                  ------- ------- ------- ------- -------
Net Asset Value, End of Period.................................................   $ 45.72 $ 40.79 $ 39.17 $ 33.47 $ 35.82
                                                                                  ======= ======= ======= ======= =======
Total Return (%)...............................................................     28.77   18.65   28.52   (3.71)  15.48

Ratios/Supplemental Data:
    Net Assets, end of period ($000 omitted)...................................   572,635 393,048 313,678 229,077 188,891

    Ratios to average net assets (%):
      Operating expenses.......................................................      1.15    1.19    1.22    1.20    1.31
      Net investment income....................................................       .18     .28     .49     .50     .19
    Portfolio turnover rate (%)................................................     97.19  118.13   87.56   55.40   91.97
    Average commission rate paid per share
      of security ($ omitted)..................................................     .0402   .0384     N/A     N/A     N/A

34 Special Growth Fund

Special Growth Fund

Financial Highlights - Class C

The following table includes selected data for a share outstanding throughout each year or period and other performance information derived from the financial statements.

                                                                                                           1997         1996*
                                                                                                        ---------    ----------
Net Asset Value, Beginning of Period................................................................    $   40.75    $    43.48
                                                                                                        ---------    ----------
Income From Investment Operations:
    Net investment income (loss)....................................................................         (.13)         (.02)
    Net realized and unrealized gain (loss) on investments..........................................        11.05          1.63
                                                                                                        ---------    ----------
      Total Income From Investment Operations.......................................................        10.92          1.61
                                                                                                        ---------    ----------
Less Distributions:
    Net realized gain on investments................................................................        (6.25)        (4.34)
                                                                                                        ---------    ----------
Net Asset Value, End of Period......................................................................    $   45.42    $    40.75
                                                                                                        =========    ==========
Total Return (%)....................................................................................        27.90          4.04(a)

Ratios/Supplemental Data:
    Net Assets, end of period ($000 omitted)........................................................        3,153           910

    Ratios to average net assets (%)(b):
      Operating expenses............................................................................         1.83          1.89
      Net investment income (loss)..................................................................         (.51)         (.38)
    Portfolio turnover rate (%)(b)..................................................................        97.19        118.13
    Average commission rate paid per share
      of security ($ omitted).......................................................................        .0402         .0384

*   For the period November 4, 1996 (commencement of sale) to December 31, 1996.
(a) Total return represents performance for the period November 4, 1996 to December 31, 1996.
(b) The ratios for the period ended December 31, 1996 are annualized.

                                                          Special Growth Fund 35

Equity Income Fund

Portfolio Management Discussion

December 31, 1997 (Unaudited)

Objective: To achieve a high level of current income, while maintaining the potential for capital appreciation.

Invests in: Primarily income-producing U.S. equity securities.

Strategy: The Fund uses a multi-manager strategy intended to achieve a high level of current income and the potential for capital appreciation with moderate risk. The Fund employed the investment management services of three managers with three separate approaches to Value-oriented investment.


                           [LINE GRAPH APPEARS HERE]


Dates          Equity Income - Class S     Russell 1000(R) Value **    Lipper(C) Equity Income++
   *                  $10,000                     $10,000                     $10,000
1988                  $11,942                     $12,316                     $11,367
1989                  $15,001                     $15,418                     $13,698
1990                  $13,965                     $14,172                     $12,839
1991                  $17,809                     $17,659                     $16,220
1992                  $19,859                     $20,097                     $17,742
1993                  $22,484                     $23,740                     $20,185
1994                  $22,637                     $23,268                     $19,674
1995                  $30,506                     $32,191                     $25,530
1996                  $37,050                     $39,157                     $30,271
1997                  $49,496                     $52,933                     $38,606

Equity Income Fund - Class S                                    Russell 1000(R)Value Index

 Periods Ended      Growth of       Total                        Periods Ended      Growth of      Total
   12/31/97          $10,000        Return                         12/31/97          $10,000       Return
----------------  -------------  -----------                    ----------------  -------------  -----------
1 Year               $ 13,359     33.59%                        1 Year              $ 13,518      35.18%
5 Years              $ 24,924     20.04%(S)                     5 Years             $ 26,338      21.37%(S)
10 Years             $ 49,484     17.34%(S)                     10 Years            $ 52,918      18.13%(S)

Equity Income Fund - Class C +++                                Lipper(C) Equity Income Funds Average

 Periods Ended      Growth of       Total                        Periods Ended      Growth of      Total
   12/31/97          $10,000        Return                         12/31/97          $10,000       Return
----------------  -------------  -----------                    ----------------  -------------  -----------
1 Year               $ 13,268     32.68%                        1 Year              $ 12,754      27.54%
5 Years              $ 24,722     19.85%(S)                     5 Years             $ 21,760      16.82%(S)
10 Years             $ 49,105     17.25%(S)                     10 Years            $ 38,606      14.46%(S)

*   The Equity Income Fund - Class S assumes initial investment on January 1,
    1988.

** Russell 1000(R) Value Index includes stocks from the Russell 1000(R) Index with a less than average growth orientation. The Index represents the universe of stocks from which most price-driven managers typically select.

++ Lipper(C) Equity Income Funds Average is the average total return for the universe of funds within the Equity Income Funds investment objective. The total return for the funds reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

+++ The Equity Income Fund - Class C - For the period, November 4, 1996
    (commencement of sales) to December 31, 1997, shareholder service and Rule 12b-1 distribution fees were charged. Total return would have been lower had these fees been in effect during prior reporting periods. Class S performance linked with Class C to provide historical perspective.

(S) Annualized.

36 Equity Income Fund

Equity Income Fund

Portfolio Management Discussion

December 31, 1997 (Unaudited)


Performance Review

For the year ended December 31, 1997, the Equity Income Fund Class S and Class C shares reflected total returns of 33.6% and 32.7%, respectively, as compared to the Russell 1000(R) Value Index, which rose 35.2%. The Fund's slight underperformance relative to the Russell 1000 Value Index was due primarily to poor results from holdings in the capital goods and consumer non-durable sectors. The Fund managed to outperform the average return of funds in the Lipper(C) Equity Income Funds Universe.

Portfolio Highlights

Despite the strong performance of Growth stocks through the first half of 1997, value-oriented stocks finished the year ahead with the Russell 1000 Value Index up 35.2% versus the 30.5% return of the Russell l000(R) Growth Index. The differentiating factor proved to be the strong performance of financial services stocks throughout the year and the strong year end performance of the utilities sector, both predominantly value sectors. However, the managers in the Fund underweighted utilities in favor of capital expenditure sensitive sectors, such as capital goods and technology, both of which were hurt by the market's concern over prospects for economic recessions in Asia during the last four months of the year.

These factors posed challenges to managers in the Fund, particularly given their emphasis on midcap shares, which appeared to offer both better growth prospects and more attractive valuations. The strong gains of telephone utilities proved somewhat unexpected, as a large buyout produced some unusually large gains for the acquisition target, MCI, but also added to the enthusiasm towards AT&T. Unfortunately, the fund had its largest telephone utilities position in Worldcom, an underperformer, and the eventual acquirer of MCI. Earnings disappointments and weakened prospects tied to Asia's problems also resulted in losses for several other holdings, including disk drive-maker Seagate Technologies, and Foster and Wheeler, a global construction company.


Top Ten Equity Holdings
(as a percent of Total Investments)                    December 31, 1997

Bell Atlantic Corp.                                           2.9%
Fleet Financial Group, Inc.                                   2.5
SBC Communications, Inc.                                      2.3
GTE Corp.                                                     2.1
Chase Manhattan Corp.                                         2.1
Allstate Corp.                                                2.0
International Business Machines Corp.                         2.0
Ford Motor Co.                                                1.7
Citicorp                                                      1.6
Banc One Corp.                                                1.5


Portfolio Characteristics
                                                      December 31, 1997

Current P/E Ratio                                            17.8x
Portfolio Price/Book Ratio                                   2.54x
Market Capitalization - $ - Weighted Average                27.71 Bil
Number of Holdings                                            190


Money Managers                                              Styles

Brandywine Asset Management, Inc.                            Value
Equinox Capital Management, Inc.                             Value
Trinity Investment Management Corp.                          Value




Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                           Equity Income Fund 37

Equity Income Fund

Statement of Net Assets

December 31, 1997

                                                 Number          Market
                                                   of            Value
                                                 Shares          (000)
                                               ---------      ----------
Common Stocks - 93.4%
Auto and Transportation - 6.4%
AMR Corp. (a)                                     19,200      $    2,467
Borg-Warner Automotive, Inc.                       7,900             411
Chrysler Corp.                                    80,100           2,818
CSX Corp.                                         11,400             616
Delta Air Lines, Inc.                             10,900           1,297
Federal Express Corp. (a)                         11,000             672
Ford Motor Co.                                    79,700           3,880
General Motors Corp.                               7,400             449
Trinity Industries, Inc.                           6,600             294
UAL Corp. (a)                                     18,000           1,665
                                                              ----------
                                                                  14,569
                                                              ----------
Consumer Discretionary - 6.7%
Black & Decker Corp.                              14,900             582
Carnival Corp. Class A                            22,700           1,257
Dayton Hudson Corp.                               16,500           1,114
Donnelley (R.R.) & Sons Co.                        5,600             209
Eastman Kodak Co.                                  7,800             474
Harrah's Entertainment, Inc. (a)                  24,200             457
JC Penney & Co., Inc.                             31,400           1,894
Kmart Corp. (a)                                   42,100             487
Maytag Corp.                                      21,400             798
Reader's Digest Association, Inc. Class A          9,500             224
Reebok International, Ltd. (a)                    10,400             300
Sears Roebuck & Co.                               28,800           1,303
Time Warner, Inc.                                 13,600             843
Toys "R" Us, Inc. (a)                             19,100             600
Tribune Co.                                       24,800           1,544
Viacom, Inc. Class B (a)                          16,700             692
Wal-Mart Stores, Inc.                             27,100           1,069
Whirlpool Corp.                                   24,500           1,348
                                                              ----------
                                                                  15,195
                                                              ----------
Consumer Staples - 3.9%
American Stores Co.                               24,400             502
Anheuser-Busch Cos., Inc.                         27,800           1,223
IBP, Inc.                                         49,700           1,040
PepsiCo, Inc.                                     33,800           1,232
Philip Morris Cos., Inc.                          12,800             580
RJR Nabisco Holdings Corp.                        57,940           2,173
Sara Lee Corp.                                    21,500           1,211
Universal Corp.                                    6,700             275
UST Corp.                                         18,200             672
                                                              ----------
                                                                   8,908
                                                              ----------
Financial Services - 26.0%
Ahmanson (H.E) & Co.                              25,400           1,700
Allstate Corp.                                    50,020           4,546
AMBAC, Inc.                                       47,100           2,167
American General Corp.                             9,500             514
Banc One Corp.                                    63,210           3,433
BankAmerica Corp.                                 25,900           1,891
Bankers Trust New York Corp.                       6,100             686
Barnett Banks, Inc.                                9,500             683
Beneficial Corp.                                   7,200             599
Chase Manhattan Corp.                             43,568           4,771
Chelsea GCA Realty, Inc.                           5,800             221
Chubb Corp. (The)                                 15,500           1,172
CIT Group, Inc. (The) Class A (a)                  7,900             255
Citicorp                                          27,500           3,477
Colonial Properties Trust                         14,000             422
Duke Realty Investments, Inc.                     17,800             432
Equity Residential Properties Trust               25,200           1,274
Everest Reinsurance Holdings, Inc.                10,900             450
Federal National Mortgage Association             37,200           2,123
First Chicago NBD Corp.                           19,842           1,657
First Union Corp.                                 18,000             922
Fleet Financial Group, Inc.                       73,400           5,500
Foundation Health Systems, Inc. (a)               16,790             376
Hartford Financial Services Group (The). Inc.      6,500             608
Horace Mann Educators Corp.                       12,000             341
Kilroy Realty Corp.                               11,100             319
Mid Ocean, Ltd.                                    7,100             385
Morgan (J.P.) & Co., Inc.                          3,900             440
Morgan Stanley, Dean Witter, Discover and Co.     37,300           2,205
National City Corp.                               15,900           1,045
NationsBank Corp.                                 17,000           1,034
Oasis Residential, Inc.                           12,300             274
Old Republic International Corp.                  17,600             654
Pacific Century Financial Corp.                   30,200             747
PMI Group, Inc. (The)                             13,800             998
Prentiss Properties Trust                          9,400             263
Provident Companies, Inc.                         28,600           1,105
Reliance Group Holdings, Inc.                     75,500           1,066
Republic New York Corp.                           17,300           1,975
Ryder System, Inc.                                41,800           1,369
Spieker Properties, Inc.                          11,000             472
TIG Holdings, Inc.                                 7,600             252
Transamerica Financial Corp.                       7,600             809
Travelers, Inc.                                   28,718           1,547
Washington Mutual, Inc.                           30,000           1,913
                                                              ----------
                                                                  59,092
                                                              ----------

38 Equity Income Fund

Equity Income Fund

December 31, 1997


                                                  Number         Market
                                                    of            Value
                                                  Shares          (000)
                                                 --------       --------
Health Care - 4.0%

Aetna, Inc.                                       26,600        $  1,877
Baxter International, Inc.                        21,200           1,069
Bergen Brunswig Corp. Class A                     10,200             430
Bristol-Myers Squibb Co.                          16,650           1,576
Columbia/HCA Healthcare Corp.                     25,400             753
Genzyme Corp. (a.)                                15,000             414
Humana, Inc. (a.)                                 20,000             415
McKesson Corp.                                     5,000             541
Schering-Plough Corp.                             19,400           1,205
U.S. Surgical Corp.                               22,900             671
                                                                --------
                                                                   8,951
                                                                --------
Integrated Oils - 9.3%

Amerada Hess Corp. NPV                            29,700           1,630
Ashland, Inc.                                     43,800           2,351
Atlantic Richfield Co.                            27,600           2,211
British Petroleum Co. PLC - ADR                   10,988             876
Coastal Corp.                                     22,700           1,406
Equitable Resources, Inc.                         25,300             895
Exxon Corp.                                       35,800           2,191
Kerr-McGee Corp.                                  19,800           1,254
Lyondell Petrochemical Co.                        16,332             433
Mobil Corp.                                       13,000             938
Murphy Oil Corp.                                   9,600             520
Phillips Petroleum Co.                            30,300           1,473
Tenneco, Inc.                                     13,200             521
Texaco, Inc.                                      33,600           1,827
USX-Marathon Group                                78,000           2,633
                                                                --------
                                                                  21,159
                                                                --------
Materials and Processing - 8.5%

Alumax, Inc. (a.)                                 29,000             986
Archer-Daniels-Midland Co.                        25,521             553
Armstrong World Industries, Inc.                  12,400             927
Bowater, Inc.                                     13,900             618
Burlington Industries, Inc. (a.)                  15,100             209
Crown Vantage, Inc. (a.)                           8,340              58
Cyprus Amax Minerals Co.                          19,300             297
Eastman Chemical Co.                              23,200           1,382
FMC Corp. (a)                                     20,100           1,353
Fort James Corp.                                  40,100           1,534
Geon Co.                                          11,400             266
Georgia Pacific Corp.                              4,400             267
Great Lakes Chemical Corp.                        13,700             615
IMC Global, Inc.                                   8,800             288
Inco, Ltd.                                        18,600             316
International Paper Co.                           21,600             932
Lafarge Corp.                                     16,200             479
LTV Corp.                                         29,900             291
Lubrizol Corp.                                    12,200             450
Mead Corp.                                        41,200           1,154
Phelps Dodge Corp.                                 9,600             598
Reynolds Metals Co.                               15,000             900
Rohm & Haas Co.                                    4,500             431
Solutia, Inc.                                     14,300             382
Temple-Inland, Inc.                               11,100             581
Timken Co.                                        19,000             653
UCAR International, Inc. (a.)                     15,300             611
Union Carbide Corp.                               15,800             678
USX-U.S. Steel Group                              30,800             962
Westvaco Corp.                                    20,400             641
                                                                --------
                                                                  19,412
                                                                --------
Other Energy - 1.6%

Apache Corp.                                      13,700             481
Elf Aquitaine - ADR                               11,600             680
Helmerich & Payne, Inc.                           11,600             787
Occidental Petroleum Corp.                        18,800             551
Santa Fe Energy Resources, Inc. (a.)              46,500             523
Valero Energy Corp.                               21,500             676
                                                                --------
                                                                   3,698
                                                                --------
Producer Durables - 5.3%

AGCO Corp.                                        36,500           1,068
Caterpillar, Inc.                                 25,600           1,243
Foster Wheeler Corp.                              27,900             755
General Electric Co.                              23,900           1,754
Harnischfeger Industries, Inc.                    27,200             960
Hitachi, Ltd. - ADR                                6,300             436
Honeywell, Inc.                                    6,800             466
Johnson Controls, Inc.                            31,000           1,480
Lexmark International Group, Inc.
  Class A (a.)                                    13,100             498
Mark IV Industries, Inc.                          29,400             643
Matsushita Electric Industrial Co.,
  Ltd. - ADR                                       3,000             456
Parker-Hannifin Corp.                             11,100             509
Raytheon Co. Class A                                 497              25
Sundstrand Corp.                                   9,400             473
Thiokol Corp.                                      7,400             601
Thomas & Betts Corp.                              12,800             605
                                                                --------
                                                                  11,972
                                                                --------

                                                           Equity Income Fund 39

Equity Income Fund

December 31, 1997

                                              Number            Market
                                                of               Value
                                              Shares             (000)
                                             --------         ---------
Technology - 4.3%
Data General Corp. (a)                         25,400         $     443
Electronic Data Systems Corp.                  29,062             1,277
Hewlitt-Packard Co.                            12,600               788
International Business Machines Corp.          42,300             4,423
MEMC Electronic Materials, Inc. (a)            25,700               392
Motorola, Inc.                                 16,900               964
Seagate Technology (a)                         29,000               558
Textron, Inc.                                   3,800               238
VLSI Technology, Inc. (a)                      24,700               580
                                                              ---------
                                                                  9,663
                                                              ---------
Utilities - 17.4%
AT&T Corp.                                     30,100             1,844
BCE, Inc.                                      30,000             1,000
Bell Atlantic Corp.                            70,865             6,449
Columbia Gas System, Inc.                       7,800               613
Consolidated Edison Co.                        20,300               832
DTE Energy Co.                                 43,400             1,506
Edison International                           60,700             1,650
Entergy Corp.                                  76,500             2,290
GPU, Inc.                                      22,300               939
GTE Corp.                                      91,372             4,774
New York State Electric & Gas Corp.            25,300               898
Niagara Mohawk Power Corp. (a)                 41,200               433
PacifiCorp.                                    38,400             1,049
Peco Energy Co.                                24,700               599
PG&E Corp.                                     87,865             2,674
Public Service Enterprise Group, Inc.          32,200             1,020
SBC Communications, Inc.                       70,279             5,148
Southern Co.                                   18,400               476
Southern New England
  Telecommunications Corp.                     23,100             1,162
Texas Utilities Co.                            24,100             1,002
U.S. West Communications Group                 46,300             2,089
WorldCom, Inc. (a)                             39,600             1,198
                                                              ---------
                                                                 39,645
                                                              ---------
Total Common Stocks
(cost $176,183)                                                 212,264
                                                              ---------
Short-Term Investments - 4.9%

Frank Russell Investment Company
  Money Market Fund,
  due on demand (b)                        $   10,235         $  10,235

United States Treasury Notes
   5.125% due 04/30/98 (c)                      1,000               999
                                                              ---------
Total Short-Term Investments
(cost $11,234)                                                   11,234
                                                              ---------
Total Investments
(identified cost $187,417)(d) - 98.3%                           223,498
Other Assets and Liabilities,
Net - 1.7%                                                        3,792
                                                              ---------
Net Assets - 100.0%                                           $ 227,290
                                                              =========

(a)  Nonincome-producing security.
(b)  At cost, which approximates market.
(c) Held as collateral by the custodian in connection with futures contracts purchased by the Fund.
(d)  See Note 2 for federal income tax information.

Abbreviations:

ADR - American Depository Receipt
NPV - No Par Value
PLC - Public Limited Company

         The accompanying notes are an integral part of the financial statements

40 Equity Income Fund

Equity Income Fund

December 31, 1997

                                                        Unrealized
                                         Number        Appreciation
                                           of         (Depreciation)
                                        Contracts          (000)
                                        ---------     --------------
Futures Contracts
(Notes 2 and 3)

S & P 500 Index Futures Contracts
 expiration date 03/98                       28            $      73
S & P Barra Value Futures Contracts
 expiration date 03/98                       28                   (1)
                                                           ---------
Total Unrealized Appreciation
   (Depreciation) on Open Futures
   Contracts Purchased ((S))                               $      72
                                                           =========

((S)) At December 31, 1997, United States Treasury Notes valued at $999 were held as collateral by the custodian in connection with futures contracts purchased by the Fund.

     The accompanying notes are an integral part of the financial statements.

                                                           Equity Income Fund 41

Equity Income Fund

Statement of Assets and Liabilities

December 31, 1997

                                                                                                           Amounts in
                                                                                                        thousands (except
                                                                                                        per share amount)
Assets
Investments at market (identified cost $187,417)(Note 2).............................................     $     223,498
Receivables:
    Dividends and interest...........................................................................               527
    Investments sold.................................................................................               780
    Fund shares sold.................................................................................             4,641
    Daily variation margin on futures contracts (Notes 2 and 3)......................................                14
                                                                                                          -------------
       Total Assets..................................................................................           229,460

Liabilities
Payables:
    Investments purchased............................................................... $      1,433
    Fund shares redeemed................................................................          475
    Accrued fees to affiliates (Note 4).................................................          197
    Other accrued expenses..............................................................           65
                                                                                         ------------
       Total Liabilities.............................................................................             2,170
                                                                                                         --------------
Net Assets...........................................................................................    $      227,290
                                                                                                         ==============
Net Assets consist of:
Accumulated net realized gain (loss).................................................................    $        4,772
Unrealized appreciation (depreciation) on:
    Investments......................................................................................            36,081
    Futures contracts................................................................................                72
Shares of beneficial interest........................................................................                55
Additional paid-in capital...........................................................................           186,310
                                                                                                         --------------
Net Assets...........................................................................................    $      227,290
                                                                                                         ==============
Net Asset Value, offering and redemption price per share:
    Class S ($226,952,198 divided by 5,524,671 shares of $.01 par value
       shares of beneficial interest outstanding)....................................................    $        41.08
                                                                                                         ==============
    Class C ($337,608 divided by 8,149 shares of $.01 par value
       shares of beneficial interest outstanding)....................................................    $        41.43
                                                                                                         ==============

        The accompanying notes are an integral part of the financial statements.

42 Equity Income Fund

Equity Income Fund

Statement of Operations

For the Year Ended December 31, 1997

                                                                                                            Amounts in thousands

Investment Income:
    Dividends.............................................................................................     $          5,018
    Dividends from Money Market Fund (Note 5).............................................................                  421
    Interest..............................................................................................                   54
                                                                                                               ----------------
       Total Investment Income............................................................................                5,493

Expenses (Notes 1, 2 and 4):
    Management fees..................................................................... $           1,722
    Custodian fees......................................................................               184
    Transfer agent fees.................................................................               229
    Bookkeeping service fees............................................................                13
    Professional fees...................................................................                16
    Trustees' fees......................................................................                 4
    Miscellaneous.......................................................................                36
    Registration fees - Class S.........................................................                46
    Distribution fees - Class C.........................................................                 1
    Shareholder servicing fees - Class C................................................                 1
                                                                                         -----------------
      Total Expenses......................................................................................                2,252
                                                                                                               ----------------
Net investment income.....................................................................................                3,241
                                                                                                               ----------------

Realized and Unrealized
  Gain (Loss) on Investments (Notes 2 and 3)
Net realized gain (loss) from:
  Investments...........................................................................            48,207
  Futures contracts.....................................................................             2,013               50,220
                                                                                         -----------------
Net change in unrealized appreciation or depreciation of:
  Investments...........................................................................             8,263
  Futures contracts.....................................................................                90                8,353
                                                                                         -----------------    -----------------
Net gain (loss) on investments............................................................................               58,573
                                                                                                               ----------------
Net increase (decrease) in net assets resulting from operations...........................................     $         61,814
                                                                                                               ================

        The accompanying notes are an integral part of the financial statements.

                                                           Equity Income Fund 43

Equity Income Fund

Statements of Changes in Net Assets

For the Years Ended December 31,

                                                                                                       Amounts in thousands
                                                                                                    1997                1996
                                                                                             ------------------   -----------------
Increase (Decrease) in Net Assets
From Operations:
    Net investment income................................................................... $            3,241   $           3,812
    Net realized gain (loss)................................................................             50,220              25,079
    Net change in unrealized appreciation or depreciation...................................              8,353               8,001
                                                                                             ------------------   -----------------
          Net increase (decrease) in net assets resulting from operations...................             61,814              36,892
                                                                                             ------------------   -----------------
From Distributions to Shareholders:
    Net investment income
      Class S...............................................................................             (3,241)             (3,811)
      Class C...............................................................................                 --                  (1)
    In excess of net investment income
      Class S...............................................................................                (46)                (48)
    Net realized gain on investments
      Class S...............................................................................            (52,197)            (23,810)
      Class C...............................................................................                (78)                (12)
                                                                                             ------------------   -----------------
          Total Distributions to Shareholders...............................................            (55,562)            (27,682)
                                                                                             ------------------   -----------------
From Fund Share Transactions:
  Net increase (decrease) in net assets from Fund share transactions (Note 6)...............             25,784               5,928
                                                                                             ------------------   -----------------
Total Net Increase (Decrease) in Net Assets.................................................             32,036              15,138
Net Assets
    Beginning of period.....................................................................            195,254             180,116
                                                                                             ------------------   -----------------
    End of period........................................................................... $          227,290   $         195,254
                                                                                             ==================   =================

        The accompanying notes are an integral part of the financial statements.

44 Equity Income Fund

Equity Income Fund

Financial Highlights - Class S

     The following table includes selected data for a share outstanding throughout each year or period and other performance information derived from the financial statements.


                                                                                  1997      1996      1995      1994      1993
                                                                               --------   --------  --------  --------  --------
Net Asset Value, Beginning of Period......................................     $  40.22   $  38.43  $  32.21  $  35.90  $  35.32
                                                                               --------   --------  --------  --------  --------

Income From Investment Operations:
    Net investment income.................................................          .69        .82       .94       .90       .83
    Net realized and unrealized gain (loss) on investments................        12.11       7.03     10.08      (.70)     3.69
                                                                               --------   --------  --------  --------  --------
      Total Income From Investment Operations.............................        12.80       7.85     11.02       .20      4.52
                                                                               --------   --------  --------  --------  --------

Less Distributions:
    Net investment income.................................................         (.69)      (.82)     (.97)     (.89)     (.83)
    In excess of net investment income....................................         (.01)      (.01)       --        --        --
    Net realized gain on investments......................................       (11.24)     (5.23)    (3.83)    (3.00)    (3.11)
                                                                               --------   --------  --------  --------  --------
      Total Distributions.................................................       (11.94)     (6.06)    (4.80)    (3.89)    (3.94)
                                                                               --------   --------  --------  --------  --------
Net Asset Value, End of Period............................................     $  41.08   $  40.22  $  38.43  $  32.21 $   35.90
                                                                               ========   ========  ========  ========  ========
Total Return (%)..........................................................        33.59      21.45     34.76       .69     13.23

Ratios/Supplemental Data:
    Net Assets, end of period ($000 omitted)..............................     226,952     195,132   180,116   144,285   149,532

    Ratios to average net assets (%):
      Operating expenses..................................................        1.04        1.07     1.06       1.04      1.05
      Net investment income...............................................        1.51        2.03     2.51       2.56      2.23

    Portfolio turnover rate (%)...........................................      139.33      106.40    92.40      89.91     78.72
    Average commission rate paid per share
      of security ($ omitted).............................................       .0410       .0441     N/A        N/A       N/A


                                                           Equity Income Fund 45

Equity Income Fund

Financial Highlights - Class C

     The following table includes selected data for a share outstanding throughout each year or period and other performance information derived from the financial statements.



                                                                               1997           1996*
                                                                          ------------    ------------
Net Asset Value, Beginning of Period...................................   $      40.22    $      41.86
                                                                          ------------    ------------
Income From Investment Operations:
    Net investment income..............................................            .32             .10
    Net realized and unrealized gain (loss) on investments.............          12.20            2.39
                                                                          ------------    ------------
      Total Income From Investment Operations..........................          12.52            2.49
                                                                          ------------    ------------
Less Distributions:
    Net investment income..............................................           (.07)           (.18)
    Net realized gain on investments...................................         (11.24)          (3.95)
                                                                          ------------    ------------
       Total Distributions.............................................         (11.31)          (4.13)
                                                                          ------------    ------------
Net Asset Value, End of Period.........................................   $      41.43    $      40.22
                                                                          ============    ============
Total Return (%).......................................................          32.68            6.23(a)

Ratios/Supplemental Data:
    Net Assets, end of period ($000 omitted)...........................            338             122

    Ratios to average net assets (%)(b):
       Operating expenses..............................................           1.74            1.77
       Net investment income...........................................            .77            1.50
   Portfolio turnover rate (%)(b)......................................         139.33          106.40
   Average commission rate paid per share
     of security ($ omitted)...........................................          .0410           .0441


 *  For the period November 4, 1996 (commencement of sale) to December 31, 1996.
(a) Total return represents performance for the period November 4, 1996 to December 31, 1996.
(b) The ratios for the period ended December 31, 1996 are annualized.

46 Equity Income Fund

Quantitative Equity Fund

Portfolio Management Discussion

December 31, 1997 (Unaudited)


Objective: To provide total return greater than the total return of the U.S. Stock Market as measured by the Russell 1000(R) Index over a market cycle of four to six years, while maintaining volatility and diversification similar to the Russell 1000 Index.

Invests in: Primarily U.S. equity securities.

Strategy: The Fund uses a multi-manager strategy intended to achieve higher returns through security selection with sector diversification similar to its benchmark index. The Fund employed the investment management services of three managers using three distinctive quantitative approaches to investment

                           [LINE GRAPH APPEARS HERE]


Years    Quantitative Equity    Lipper(C) Growth & Income++    Russell 1000(R)**
-----    -------------------    ---------------------------    -----------------
  *           $10,000                     $10,000                   $10,000
1988          $11,505                     $11,723                   $11,492
1989          $14,505                     $15,289                   $14,071
1990          $13,692                     $14,653                   $13,439
1991          $18,032                     $19,493                   $17,311
1992          $19,595                     $21,254                   $18,744
1993          $22,057                     $23,412                   $20,847
1994          $22,098                     $23,500                   $20,633
1995          $30,427                     $32,376                   $26,947
1996          $37,449                     $39,644                   $32,536
1997          $49,694                     $52,668                   $41,349


Quantitative Equity Fund - Class S


 Periods Ended       Growth of          Total
   12/31/97           $10,000           Return
---------------     -----------       -----------
1 Year               $ 13,270          32.70%
5 Years              $ 25,361          20.46%(S)
10 Years             $ 49,694          17.39%(S)

Russell 1000(R) Index


 Periods Ended       Growth of          Total
   12/31/97           $10,000           Return
---------------     -----------       -----------
1 Year               $ 13,285          32.85%
5 Years              $ 24,781          19.90%(S)
10 Years             $ 52,650          18.07%(S)

Quantitative Equity Fund - Class C++


 Periods Ended       Growth of          Total
   12/31/97           $10,000           Return
---------------      ----------       -----------
1 Year               $ 13,170          31.70%
5 Years              $ 25,141          20.25%(S)
10 Years             $ 49,267          17.29%(S)

Lipper(C) Growth & Income Funds Average


 Periods Ended       Growth of          Total
   12/31/97           $10,000           Return
---------------     -----------       -----------
1 Year               $ 12,709          27.09%
5 Years              $ 22,059          17.14%(S)
10 Years             $ 41,349          15.25%(S)

 *  Quantitative Equity Fund - Class S assumes initial investment on

 ** Russell 1000(R) Index includes the 1,000 largest companies in the Russell
    3000(R) Index, the smallest of which is valued at about $43 million. The Russell 1000 Index represents the universe of stocks from which most active money managers typically select.

 + Lipper(C) Growth & Income Funds Average is the average total return for the universe of funds within the Growth & Income Funds investment objective. The total return for the funds reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

 ++ Quantitative Equity Fund - Class C - For the period, November 4, 1996
    (commencement of sales) to December 31, 1997, shareholder service and Rule 12b-1 distribution fees were charged. Total return would have been lower had these fees been in effect during prior reporting periods. Class S performance linked with Class C to provide historical perspective.

(S) Annualized.

48 Quantitative Equity Fund

Quantitative Equity Fund

Portfolio Management Discussion

December 31, 1997 (Unaudited)


Performance Review

For the year ended December 31, 1997, the Quantitative Fund Class S and Class C shares reflected total returns of 32.7% and 31.7%, respectively, as compared to the Russell 1000(R) Index, which rose 32.9%. The Fund kept pace with the index on the strength of security selection, particularly in the financial services and health care sectors. It finished the year well ahead of the average of funds in the Lipper(C) Growth and Income Funds Universe.

Portfolio Highlights

For the third consecutive year the stock market favored large capitalization stocks over midcap and small cap alternatives. The market also proved to be dominated by more defensive sectors, such as consistent growth-oriented shares of health care and consumer staples companies, and interest-rate sensitive financial services and utilities companies. While many growth and income funds trailed the index due to the market's focus on the sectors, Quantitative Equity's economic sector and cap size-neutral strategy produced strong results due to its exposure to these sectors in the market's fourth quarter rotation from some of the market's earlier leaders, such as Intel.

The Fund's concentration on stock selection was well suited to the rapidly changing market environment toward year end. Although the Fund's utilities holdings lagged some of the strongest performers in the sector, the Fund's index weighting captured much of the upside. Elsewhere, security selection proved very effective. Large positions in pharmaceutical companies such as Schering Plough and Bristol-Myers Squibb, as well as financial services companies like Travelers Group Insurance and Lehman Brothers added substantial value over the index. They also compensated for holdings in other sectors, particularly technology, where several negative earnings announcements fueled concerns.

---------------------------------------------------------

 Top Ten Equity Holdings
 (as a percent of Total Investments)   December 31, 1997

 Merck & Co., Inc.                               2.7%
 Exxon Corp.                                     2.2
 American International Group, Inc.              2.1
 General Electric Corp.                          1.6
 Travelers, Inc.                                 1.6
 Bristol-Myers Squibb Co.                        1.5
 Dow Chemical Co.                                1.4
 BankAmerica Corp.                               1.4
 Dayton Hudson Corp.                             1.3
 Ford Motor Co.                                  1.2

---------------------------------------------------------

---------------------------------------------------------
 Portfolio Characteristics
                                       December 31, 1997

 Current P/E Ratio                              20.9x
 Portfolio Price/Book Ratio                     3.56x
 Market Capitalization - S-Weighted Average     41.8 Bil
 Number of Holdings                              513
---------------------------------------------------------

---------------------------------------------------------
Money Managers                               Styles


Barclays Global Fund Advisors, N.A.      Market-Oriented
Franklin Portfolio Associates, LLC       Market-Oriented
J.P. Morgan Investment Management, Inc.  Market-Oriented
---------------------------------------------------------

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                     Quantitative Equity Fund 49

Quantitative Equity Fund

Statement of Net Assets

December 31, 1997

                                                        Number      Market
                                                          of        Value
                                                        Shares       (000)
                                                       --------    --------
Common Stocks - 95.9%
Auto and Transportation - 4.5%
Alaska Air Group, Inc. (a)                               4,100     $    159
Alexander & Baldwin, Inc.                                7,300          199
AMR Corp. (a)                                           38,200        4,909
Bandag, Inc.                                             8,000          428
Burlington Northern, Inc.                               10,800        1,004
Chrysler Corp.                                         101,300        3,564
Consolidated Freightways Corp. (a)                       1,400           19
Cooper Tire & Rubber Co.                                12,500          305
CSX Corp.                                               15,100          815
Dana Corp.                                              24,500        1,164
Eaton Corp.                                             34,800        3,106
Echlin, Inc.                                            10,500          380
Exide Corp.                                              2,700           70
Federal Express Corp. (a)                                3,900          238
Fleetwood Enterprises, Inc.                              6,400          272
Ford Motor Co.                                         234,800       11,432
Fritz Companies, Inc. (a)                                1,000           14
General Motors Corp.                                    96,100        5,826
Genuine Parts Co.                                       22,300          757
Goodyear Tire & Rubber Co.                              29,500        1,877
Illinois Central Corp.                                   4,300          146
Kansas City Southern Industries, Inc.                   21,400          679
Modine Manufacturing Co.                                11,500          392
Navistar International Corp. (a)                         7,200          179
Norfolk Southern Corp.                                  25,000          770
PACCAR, Inc.                                             7,500          394
Southwest Airlines Co.                                   6,400          158
Trinity Industries, Inc.                                26,600        1,187
UAL Corp. (a)                                           21,700        2,007
Union Pacific Corp.                                     40,400        2,522
Wisconsin Central Transportation Corp. (a)               3,100           72
Yellow Corp. (a)                                         7,100          178
                                                                   --------
                                                                     45,222
                                                                   --------
Consumer Discretionary - 10.6%
ACNielsen Corp. (a)                                     41,100        1,002
Alberto Culver Co. Class B                               9,200          295
AutoZone Inc. (a)                                       13,800          400
Belo (A.H.) Corp. Class A                               16,100          904
Best Buy Co. (a)                                        12,900          476
BHC Communications, Inc. Class A                         2,300          300
Borders Group, Inc. (a)                                 35,000        1,096
Browning-Ferris Industries, Inc.                        34,700        1,284
Brunswick Corp.                                         28,300          858
Cendant Corp. (a)                                       15,620          537
Cintas Corp.                                             8,600          335
Circuit City Stores, Inc.                                9,800          349
Circus Circus Enterprises, Inc. (a)                     11,600          238
Corporate Express, Inc. (a)                             16,600          214
Darden Restaurants, Inc.                                 9,500          119
Dayton Hudson Corp.                                    196,000       13,230
Deluxe Corp.                                            15,700          542
Department 56, Inc. (a)                                 10,900          313
Dillard's, Inc. Class A                                 19,400          684
Disney (Walt) Co.                                       70,100        6,944
Donnelley (R.R.) & Sons Co.                             18,500          689
Eastman Kodak Co.                                        5,200          316
EKCO Group, Inc. (a)                                       400            3
Estee Lauder Companies Class A                           2,300          118
Extended Stay America, Inc. (a)                         11,700          146
Federated Department Stores, Inc. (a)                   21,500          926
Fingerhut Cos., Inc.                                    14,900          318
First Brands Corp.                                      25,700          692
Food Lion, Inc. Class A                                  8,200           69
Fruit of the Loom, Inc. Class A (a)                     12,900          331
Gannett Co., Inc.                                      132,300        8,178
General Nutrition Companies, Inc. (a)                    7,600          257
Harrah's Entertainment, Inc. (a)                        13,300          251
Hasbro, Inc.                                             6,600          208
Hilton Hotels Corp.                                     54,400        1,618
Hollinger International, Inc. Class A                   15,300          214
Home Depot, Inc. (The)                                  95,650        5,631
Host Marriott Corp. (a)                                 86,900        1,705
Huffy Corp.                                              1,700           23
Ikon Office Solutions, Inc.                              6,200          174
International Game Technology                           16,700          422
ITT Corp. (a)                                            7,400          613
JC Penney & Co., Inc.                                   16,700        1,007
Knight-Ridder, Inc.                                     34,700        1,804
Land's End, Inc. (a)                                       800           28
Leggett & Platt, Inc.                                    4,100          172
MacFrugals Bargains Close Outs, Inc. (a)                 2,700          111
Mattel, Inc.                                            44,900        1,673
May Department Stores Co.                                3,000          158
McDonald's Corp.                                        20,400          974
Media General, Inc. Class A                              3,100          130
Meredith Corp.                                           2,300           82
MGM Grand, Inc. (a)                                      7,400          267
Mine Safety Appliances Co.                                 600           39
Mirage Resorts, Inc. (a)                                18,800          428
Neiman-Marcus Group, Inc. (a)                           16,100          487
New York Times Co. Class A                              16,500        1,091
Newell Co.                                               6,200          264
NIKE, Inc. Class B                                       3,700          145
Nine West Group, Inc. (a)                                3,100           80
Nordstrom, Inc.                                         26,400        1,587
OHM Corp. (a)                                              700            5

50 Quantitative Equity Fund

Quantitative Equity Fund

December 31, 1997


                                                        Number      Market
                                                          of        Value
                                                        Shares       (000)
                                                       --------    --------
Premark International, Inc.                               3,100    $     90
Promus Hotel Corp. New (a)                               31,728       1,333
QUALCOMM, Inc. (a)                                       13,500         682
Reebok International, Ltd. (a)                            9,300         268
Robert Half International, Inc. (a)                      23,400         936
Rubbermaid, Inc.                                         30,600         765
Ruby Tuesday, Inc. (a)                                   12,300         317
Sears Roebuck & Co.                                      48,800       2,208
Service Corp. International                              32,000       1,182
Spelling Entertainment Group, Inc. (a)                      800           6
Stewart Enterprises, Inc. Class A                        55,100       2,569
Tele-Communications, Inc. Series A New (a)               72,400       2,625
Time Warner, Inc.                                        70,800       4,390
TJX Cos., Inc.                                           29,100       1,000
Toys "R" Us, Inc. (a)                                    35,600       1,119
Tribune Co.                                              31,500       1,961
Tupperware Corp.                                         28,600         797
ME Corp.                                                  6,200         285
Viacom, Inc. Class B (a)                                110,100       4,562
Wal-Mart Stores, Inc.                                   222,100       8,759
Washington Post Co. Class B                               3,700       1,800
Waste Management, Inc.                                   79,200       2,178
Whirlpool Corp.                                          53,000       2,914
                                                                   --------
                                                                    106,300
                                                                   --------
Consumer Staples - 8.2%
Albertson's, Inc.                                        55,000       2,606
American Stores Co.                                       7,600         156
Anheuser-Busch Cos., Inc.                                48,300       2,125
Block Drug Co., Inc. Class A                              7,224         307
Clorox Co.                                                1,200          95
Coca-Cola Co. (The)                                      49,800       3,318
ConAgra, Inc.                                            90,500       2,970
Dean Foods Co.                                           14,000         833
Dial Corp.                                               24,400         508
Fleming Cos., Inc.                                        7,400          99
General Mills, Inc.                                       4,900         351
Gillette Co.                                             49,400       4,962
Heinz (H.J.) Co.                                          4,600         234
Interstate Bakeries Corp.                                22,000         822
Kellogg Co.                                              92,600       4,595
Kroger Co. (a)                                           29,300       1,082
PepsiCo, Inc.                                           134,000       4,883
Philip Morris Cos., Inc.                                241,800      10,957
Procter & Gamble Co.                                    134,200      10,711
Quaker Oats Co.                                         126,500       6,673
Ralston-Purina Group                                     10,200         948
Richfood Holdings, Inc. Class A                           6,300         178
RJR Nabisco Holdings Corp.                              173,600       6,510
Safeway, Inc. (a)                                       121,985       7,716
Seagram Co., Ltd.                                        38,800       1,254
SuperValu, Inc.                                           6,900         289
SYSCO Corp.                                               1,300          59
Unilever NV                                              83,600       5,220
Universal Corp.                                          27,100       1,113
Winn-Dixie Stores, Inc.                                   3,200         140
Wrigley (Win.), Jr. Co.                                   5,700         453
                                                                    -------
                                                                     82,167
                                                                    -------
Financial Services - 18.8%
20th Century Industries                                  11,200         291
Ahmanson (H.F.) & Co.                                    60,700       4,063
Allmerica Financial Corp.                                12,400         619
Allstate Corp.                                           39,179       3,560
AMBAC, Inc.                                              19,100         879
American Express Co.                                     25,500       2,276
American General Corp.                                    4,300         232
American International Group, Inc.                      194,600      21,163
American National Insurance Co.                             800          74
AmSouth Bancorp                                          29,500       1,602
Automatic Data Processing, Inc.                          48,900       3,001
Banc One Corp.                                           33,900       1,841
BankAmerica Corp.                                       187,100      13,658
BankBoston Corp.                                          4,300         404
Bankers Trust New York Corp.                             55,200       6,207
Bamett Banks, Inc.                                       27,300       1,962
Bear Stearns Cos., Inc.                                 105,026       4,989
Beneficial Corp.                                          4,600         382
Capital One Financial Corp.                               3,000         163
Charter One Financial, Inc.                               4,200         264
Chase Manhattan Corp.                                    30,000       3,285
CIGNA Corp.                                              24,200       4,188
Citicorp                                                 16,400       2,074
Comerica, Inc.                                           48,300       4,359
Conseco, Inc.                                            23,300       1,059
ContiFinancial Corp. (a)                                  3,800          96
Countrywide Credit Industries, Inc.                       3,000         129
Crestar Financial Corp.                                   7,400         422
Dime Bancorp, Inc.                                        9,200         278
Donaldson, Lufkin & Jenrette, Inc.                        4,700         374
Dow Jones & Co., Inc.                                    22,800       1,224
Dun & Bradstreet Corp.                                   79,500       2,460
Edwards (A.G.), Inc.                                     11,600         461
Equitable Companies, Inc.                                64,200       3,194
Everest Reinsurance Holdings, Inc.                        5,100         210
Federal Home Loan Mortgage Corp.                         52,600       2,206

                                                Quantitative Equity Fund 51

Quantitative Equity Fund

December 31, 1997


                                           Number       Market
                                             of         Value
                                           Shares       (000)
                                           -------     --------
Federal National Mortgage Association      125,100     $  7,139
FINOVA Group, Inc.                           4,400          219
First America Bank Corp.                    14,900        1,149
First Chicago NBD Corp.                     39,752        3,319
First Data Corp.                            53,400        1,562
First Empire State Corp.                       200           93
First Union Corp.                           57,870        2,966
Fiserv, Inc. (a)                            19,400          953
Fleet Financial Group, Inc.                 18,340        1,374
Fremont General Corp.                        2,700          148
Golden West Financial Corp.                 18,100        1,770
Green Tree Financial Corp.                   6,200          162
Greenpoint Financial Corp.                   1,300           94
Hartford Financial Services Group
 (The), Inc.                                10,800        1,010
Household International Corp.                5,400          689
Kansas City Life Insurance Co.               1,300          124
Lehman Brothers Holdings, Inc.             134,500        6,860
Lincoln National Corp.                      36,700        2,867
Marsh & McLennan Cos., Inc.                 62,100        4,630
MBIA, Inc.                                  11,600          775
Mercantile Bankshares Corp.                  5,500          211
Mercury General Corp.                        2,100          116
Merrill Lynch & Co., Inc.                   23,400        1,707
Money Store, Inc.                            3,800           80
Morgan (J.P.) & Co., Inc.                   21,200        2,393
Morgan Stanley, Dean Witter,
 Discover and Co.                          100,050        5,915
National City Corp.                         17,300        1,137
National Commerce Bancorp                    3,500          122
NationsBank Corp.                          109,374        6,651
North Fork Bancorporation, Inc.              5,600          188
Ocwen Financial Corp. (a)                    4,200          107
Ohio Casualty Corp.                          3,100          138
Old Republic International Corp.            29,150        1,084
Pacific Century Financial Corp.             12,200          302
PaineWebber Group, Inc.                     11,500          397
Paychex, Inc.                               22,400        1,134
PMI Group, Inc. (The)                        4,700          340
PNC Bank Corp.                               4,905          280
Provident Financial Group, Inc.              2,900          141
Providian Financial Corp.                   12,700          574
Republic New York Corp.                      1,900          217
Ryder System, Inc.                           5,400          177
Security Capital Pacific Trust              40,500          982
SouthTrust Corp.                            42,900        2,713
Sovereign Bancorp, Inc.                      2,600           54
St. Paul Cos., Inc.                          3,700          304
Star Banc Corp.                             38,300        2,197
SunTrust Banks, Inc.                        26,900        1,920
Synovus Financial Corp.                     23,200          760
TCF Financial Corp.                          6,600          224
Tele-Communications TCI Ventures Group
  Series A New (a)                          30,300          858
Transamerica Financial Corp.                 6,300          671
Travelers Property Casualty Corp. Class A   80,100        3,524
Travelers, Inc.                            289,756       15,611
UNUM Corp.                                  12,600          685
Washington Federal, Inc.                     4,100          129
Washington Mutual, Inc.                     21,900        1,396
Wells Fargo & Co.                            1,300          441
XTRA Corp.                                   1,500           89
                                                       --------
                                                        187,521
                                                       --------
Health Care - 9.9%
Aetna, Inc.                                  9,500          670
ALZA Corp. (a)                              47,500        1,511
American Home Products Corp.                 7,000          536
Bausch & Lomb, Inc.                          9,000          357
Beckman Instruments, Inc.                      700           28
Bergen Brunswig Corp. Class A               14,900          628
Beverly Enterprises, Inc. New (a)           66,600          866
Boston Scientific Corp. (a)                 31,800        1,459
Bristol-Myers Squibb Co.                   157,200       14,875
Cardinal Health, Inc.                       47,950        3,602
Columbia/HCA Healthcare Corp.               58,700        1,739
Crescenco Pharmaceuticals Corp. Class A (a)    600            7
Forest Labs, Inc. (a)                        6,800          335
HBO & Co.                                   55,200        2,646
Health Care & Retirement Corp. (a)          20,800          837
HEALTHSOUTH Corp. (a)                       87,000        2,414
Humana, Inc. (a)                            64,700        1,343
Immune Response Corp. (a)                    2,900           32
Johnson & Johnson                          121,100        7,977
McKesson Corp.                              15,300        1,655
Merck & Co., Inc.                          251,270       26,697
Mylan Laboratories, Inc.                    67,100        1,405
NovaCare, Inc. (a)                           8,300          108
Olsten Corp.                                 4,100           62
Omnicare, Inc.                              15,800          490
Pfizer, Inc.                                 5,700          425
PharMerica, Inc. (a)                        30,310          314
PhyCor, Inc. (a)                           133,200        3,596
Schering-Plough Corp.                      145,600        9,045
Tenet Healthcare Corp. (a)                 139,300        4,614
United Healthcare Corp.                     32,100        1,595
Warner-Lambert Co.                          51,200        6,349
Watson Pharmaceuticals, Inc. (a)             6,000          196
Wellpoint Health Networks, Inc. Class       18,700          791
                                                       --------
                                                         99,204
                                                       --------

52  Quantitative Equity Fund


                                           Number       Market
                                             of         Value
                                           Shares       (000)
                                           -------     --------
Integrated Oils - 6.8%
Amoco Corp.                                  8,900     $    758
Ashland, Inc.                               75,200        4,037
Atlantic Richfield Co.                      25,500        2,043
Chevron Corp.                               17,900        1,378
Coastal Corp.                               21,200        1,313
Enron Corp.                                134,500        5,590
Exxon Corp.                                359,444       21,993
Lyondell Petrochemical Co.                  40,300        1,068
Mobil Corp.                                144,800       10,453
Pennzoil Co.                                22,300        1,490
Phillips Petroleum Co.                     146,500        7,124
Royal Dutch Petroleum Co.                   80,200        4,346
Tenneco, Inc.                               26,100        1,031
Tesoro Petroleum Corp. (a)                   7,900          122
Texaco, Inc.                                83,700        4,552
                                                       --------
                                                         67,298
                                                       --------
Materials and Processing - 6.0%
Albemarle Corp.                             10,900          260
Alcan Aluminum, Ltd.                        25,000          691
Allegheny Teldyne, Inc.                     21,300          551
Aluminum Co. of America                      9,600          676
Barrick Gold Corp.                         116,500        2,170
Betz Laboratories, Inc.                      9,400          574
Boise Cascade Corp.                          8,300          251
Bowater, Inc.                                6,500          289
Centex Corp.                                16,600        1,045
Champion International Corp.                37,200        1,686
Consolidated Papers, Inc.                    5,000          267
Corning, Inc.                               48,400        1,797
Crompton & Knowles Corp.                    29,200          744
Cytec Industries, Inc. (a)                   4,400          207
Dow Chemical Co.                           136,100       13,814
du Pont (E.I.) de Nemours & Co.             71,600        4,300
Fluor Corp.                                 10,700          400
Fort James Corp.                            33,812        1,293
Freeport-McMoRan Copper & Gold, Inc.
 Class A                                    23,500          360
Georgia Gulf Corp.                           3,900          119
Georgia Pacific Corp.                        6,100          371
Goodrich (B.F.) Co.                          1,510           63
Great Lakes Chemical Co.                     6,800          305
Halter Marine Group, Inc. (a)                4,540          131
Illinois Tool Works, Inc.                   10,400          625
Inco, Ltd.                                   9,400          160
Inland Steel Industries, Inc.               31,100          533
International Paper Co.                      7,300          315
Kimberly-Clark Corp.                        43,500        2,145
LTV Corp.                                   81,600          796
Martin Marietta Materials, Inc.              6,997          256
Masco Corp.                                 36,700        1,867
Mead Corp.                                  16,600          465
Millennium Chemicals, Inc.                  46,900        1,105
Monsanto Co.                                20,800          874
Nucor Corp.                                 22,600        1,092
Olin Corp.                                  17,500          820
Oregon Metallurgical Corp. (a)               1,000           33
Owens-Corning Fiberglas Corp.                9,200          314
Owens-Illinois, Inc. (a)                    25,500          967
Phelps Dodge Corp.                             900           56
Praxair, Inc.                                2,200           99
Reynolds Metals Co.                          8,300          498
Rohm & Haas Co.                              6,000          575
Security Capital Group, Inc. 1998
 Warrant (a)                                 2,132           11
Sigma Aldrich Corp.                         25,200          995
Solutia, Inc.                               67,700        1,807
Stone Container Corp. (a)                   13,000          136
Temple-Inland, Inc.                          9,000          471
Texas Industries, Inc.                       5,100          230
Tyco International, Ltd.                   107,100        4,826
Unifi, Inc.                                 37,000        1,505
Union Camp Corp.                            21,900        1,176
Union Carbide Corp.                         12,100          520
USG Corp. (a)                               14,700          720
USX-U.S. Steel Group                        22,800          713
Vulcan Materials Co.                         5,700          581
Webb (Del E.) Corp.                         10,900          282
Weyerhaeuser Co.                             2,200          107
                                                       --------
                                                         60,069
                                                       --------
Other Energy - 2.6%
AES Corp. (a)                               35,000        1,632
Anadarko Petroleum Corp.                     3,400          206
Baker Hughes, Inc.                          63,830        2,785
BJ Services Co. (a)                          1,000           72
Burlington Resources, Inc.                  27,400        1,228
Calenergy, Inc. (a)                         23,200          667
Cooper Cameron Corp. (a)                     8,100          494
Diamond Offshore Drilling, Inc.             10,400          501
Dresser Industries, Inc.                    56,100        2,353
El Paso Natural Gas Co.                      4,900          326
ENSCO International, Inc.                   25,200          844
Falcon Drilling Co., Inc. (a)                9,900          347
Halliburton Co.                             34,700        1,802
Helmerich & Payne, Inc.                     41,400        2,810
Input/Output, Inc. (a)                       9,700          288


                                                     Quantitative Equity Fund 53

Quantitative Equity Fund

December 31, 1997


                                           Number       Market
                                             of         Value
                                           Shares       (000)
                                           -------     --------
Parker Drilling Co. (a)                        600     $      7
Schlumberger, Ltd.                          45,300        3,647
Tidewater, Inc.                             67,400        3,715
Tosco Corp.                                 26,700        1,010
Union Pacific Resources Group, Inc.         37,300          904
Valero Energy Corp.                          7,400          232
                                                       --------
                                                         25,870
                                                       --------
Producer Durables - 8.5%
Aeroquip-Vickers, Inc.                       2,900          142
AlliedSignal, Inc.                         108,300        4,217
AMP, Inc.                                      900           38
Boeing Co.                                 107,500        5,261
Caterpillar, Inc.                          189,900        9,222
Cincinnati Milacron, Inc.                    3,600           93
Clayton Homes, Inc.                         14,600          263
Coltec Industries, Inc. (a)                 25,500          591
Cummins Engine Co., Inc.                     2,200          130
Deere & Co.                                 94,800        5,528
Dover Corp.                                 71,400        2,579
Emerson Electric Co.                        45,900        2,590
Foster Wheeler Corp.                         5,200          141
General Electric Co.                       218,900       16,062
General Signal Corp.                         5,500          232
Grainger (W.W.), Inc.                       12,400        1,205
Harnischfeger Industries, Inc.               6,300          222
Ingersoll-Rand Co.                          65,850        2,667
ITT Industries, Inc.                        40,600        1,274
Johnson Controls, Inc.                      14,100          673
Kennametal, Inc.                             4,200          218
Lexmark International Group, Inc.
 Class A (a)                                33,800        1,284
Litton Industries, Inc. (a)                 36,400        2,093
Molex, Inc.                                 14,100          451
National Service Industries, Inc.           14,800          734
Northern Telecom, Ltd.                      11,700        1,041
Parker-Hannifin Corp.                       45,950        2,108
Perkin-Elmer Corp.                          10,100          718
Pitney Bowes, Inc.                          54,900        4,938
Pulte Corp.                                 12,200          510
Raychem Corp.                               85,200        3,669
Raytheon Co. Class A                         8,322          410
Republic Industries, Inc. (a)              202,600        4,723
Rockwell International Corp.                13,700          716
Ryland Group, Inc.                           9,300          219
Sensormatic Electronics Corp.                9,500          156
Solectron Corp. (a)                          8,800          366
Thermo Instrument Systems, Inc. (a)          9,375          323
Thomas & Betts Corp.                        18,100          855
United Technologies Corp.                   27,000        1,966
Xerox Corp.                                 54,300        4,008
                                                       --------
                                                         84,636
                                                       --------
Technology - 9.5%
ADC Telecommunications, Inc. (a)            15,400          643
Anixter International, Inc. (a)             10,700          177
Autodesk, Inc.                               4,700          173
AVX Corp.                                   23,400          431
Bay Networks, Inc. (a)                      42,000        1,074
BMC Software, Inc. (a)                      20,000        1,310
Borland International, Inc. (a)             15,400          112
Cabletron Systems, Inc. (a)                 18,700          281
Cisco Systems, Inc. (a)                    110,100        6,138
COMPAQ Computer Corp.                       80,950        4,569
Computer Associates International, Inc.      3,600          190
Cooper Industries, Inc.                     63,700        3,121
Dell Computer Corp. (a)                      9,400          790
Digital Equipment Corp. (a)                 69,400        2,568
EMC Corp. (a)                               95,400        2,618
FORE Systems (a)                            89,800        1,369
General Dynamics Corp.                      57,100        4,936
General Motors Corp. Class H                 6,700          247
Harris Corp.                                28,300        1,298
Intel Corp.                                128,500        9,019
International Business Machines Corp.       81,100        8,480
Iomega Corp. (a)                           144,100        1,792
Komag, Inc. (a)                             14,000          207
Lucent Technologies, Inc.                   89,700        7,165
Microsoft Corp. (a)                         87,500       11,304
Motorola, Inc.                             103,800        5,923
National Semiconductor Corp. (a)            59,700        1,548
Oracle Systems Corp. (a)                   114,000        2,537
Premisys Communications, Inc. (a)            7,700          199
Quantum Corp. (a)                           42,200          847
SCI Systems, Inc. (a)                       12,700          553
Silicon Graphics, Inc. (a)                  16,500          205
Storage Technology Corp. (a)                40,300        2,496
Sun Microsystems, Inc. (a)                 103,400        4,123
Symantec Corp. (a)                           5,800          127
Symbol Technologies, Inc.                    7,000          264
Synopsys, Inc. (a)                          31,500        1,122
Tech Data Corp. (a)                          7,800          303
Tellabs, Inc. (a)                            2,400          126
Texas Instruments, Inc.                     88,200        3,969
                                                       --------
                                                        94,354
                                                       --------

54 Quantitative Equity Fund

Quantitative Equity Fund

December 31, 1997


                                           Number       Market
                                             of         Value
                                           Shares       (000)
                                           -------    ---------
Utilities - 10.5%
360 Communications Co. (a)                   5,200    $     105
Airtouch Communications, Inc. (a)           54,200        2,253
American Electric Power Co., Inc.            8,800          454
American Water Works, Inc.                  37,200        1,016
Ameritech Corp.                             74,700        6,013
AT&T Corp.                                 115,600        7,081
Atlantic Energy, Inc.                       11,200          237
Baltimore Gas & Electric Co.                 6,000          204
Bell Atlantic Corp.                        125,307       11,403
BellSouth Corp.                            126,800        7,140
Carolina Power & Light Co.                  38,900        1,651
Central & Southwest Corp.                    7,300          198
ClNergy Corp.                                5,200          199
CMS Energy Corp.                             7,800          344
Columbia Gas System, Inc.                   15,700        1,233
Commonwealth Energy System                   1,100           37
Consolidated Natural Gas Co.                 2,100          127
Dominion Resources, Inc.                    21,600          919
Duke Power Co.                              30,200        1,672
Enova Corp.                                 19,700          533
Entergy Corp.                               94,700        2,835
Florida Progress Corp.                       2,600          102
FPL Group, Inc.                              5,900          349
GPU, Inc.                                   42,100        1,773
GTE Corp.                                   98,900        5,168
Houston Industries, Inc.                    94,100        2,511
Illinova Corp.                               6,200          167
IPALCO Enterprises, Inc.                     1,400           59
Long Island Lighting Co.                    97,400        2,934
MCI Communications Corp.                    76,400        3,271
Minnesota Power & Light Co.                  3,000          131
New Century Energies, Inc.                  11,800          566
New England Electric System                  5,500          235
New York State Electric & Gas Corp.         72,000        2,556
Niagara Mohawk Power Corp. (a)               6,900           72
NICOR, Inc.                                  5,600          236
Northern States Power Co.                   17,200        1,002
PacifiCorp.                                 12,300          336
Peco Energy Co.                             27,600          669
Peoples Energy Corp.                         8,500          335
Pinnacle West Capital Corp.                 12,700          538
Potomac Electric Power Co.                  10,000          258
PP&L Resources, Inc.                        26,900          644
Public Service Enterprise Group, Inc.       87,500        2,773
SBC Communications, Inc.                   119,145        8,727
SIG Corp., Inc.                                400           12
Southern Co.                                57,800        1,496
Sprint Corp.                                44,500        2,609
TECO Energy, Inc.                           10,700          301
Tele-Communications, Inc. Class A (a)       59,600        1,661
Texas Utilities Co.                         55,300        2,298
U.S. West Communications Group              21,500          970
U.S. West Media Group (a)                   79,900        2,307
Unicom Corp.                                17,300          532
Union Electric Co.                           8,200          355
UtiliCorp United, Inc.                      37,900        1,471
Washington Gas & Light Co.                   1,800           56
Western Resources, Inc.                     28,900        1,243
Wisconsin Energy Corp.                       9,000          259
WorldCom, Inc. (a)                         284,200        8,598
                                                      ---------
                                                        105,234
                                                      ---------
Total Common Stocks
(cost $733,407)                                         957,875
                                                      ---------
                                         Principal
                                          Amount
                                           (000)
                                         ---------
Short-Term Investments - 2.9%
Frank Russell Investment Company
  Money Market Fund,
  due on demand (b)                      $ 27,070        27,070
United States Treasury Notes
   5.125% due 04/30/98 (c)                  2,098         2,098
                                                      ---------

Total Short-Term Investments
(cost $29,168)                                           29,168
                                                      ---------

Total Investments
(identified cost $762,575)(d) - 98.8%                   987,043
Other Assets and Liabilities,
Net - 1.2%                                               12,181
                                                      ---------

Net Assets - 100.0%                                   $ 999,224
                                                      =========

(a) Nonincome-producing security.
(b) At cost, which approximates market.
(c) Held as collateral by the custodian in connection with futures contracts purchased by the Fund.
(d) See Note 2 for federal income tax information.

Abbreviations:
NV - Nonvoting


        The accompanying notes are an integral part of the financial statements.

                                                     Quantitative Equity Fund 55

Quantitative Equity Fund

December 31, 1997



                                                          Unrealized
                                            Number       Appreciation
                                              of        (Depreciation)
                                           Contracts        (000)
                                           ---------    --------------
Futures Contracts
(Notes 2 and 3)

S & P 500 Index Futures Contracts
 expiration date 03/98                         76       $           10
S & P 400 Midcap Index Futures Contracts
 expiration date 03/98                         32                  108
                                                        --------------
Total Unrealized Appreciation
    (Depreciation) on Open Futures
   Contracts Purchased ((S))                            $          118
                                                        ==============


 ((S)) At December 31, 1997, United States Treasury Notes valued at $2,098 were held as collateral by the custodian in connection with futures contracts purchased by the Fund.


     The accompanying notes are an integral part of the financial statements.

56 Quantitative Equity Fund

Quantitative Equity Fund

Statement of Assets and Liabilities

December 31, 1997

<CAPITON>

                                                                 Amounts in
                                                              thousands (except
                                                              per share amount)
Assets
Investments at market (identified cost $762,575)
 (Note 2)...................................................  $         987,043
Cash........................................................                445
Receivables:
    Dividends and interest..................................              1,773
    Investments sold........................................              3,235
    Fund shares sold........................................             12,839
    Daily variation margin on futures contracts
     (Notes 2 and 3)........................................                 22
                                                              -----------------
       Total Assets.........................................          1,005,357

Liabilities
Payables:
    Investments purchased...................  $        3,104
    Fund shares redeemed....................           2,144
    Accrued fees to affiliates (Note 4).....             734
    Other accrued expenses..................             151
                                              --------------

       Total Liabilities....................................              6,133
                                                              -----------------
Net Assets..................................................  $         999,224
                                                              =================
Net Assets consist of:
Accumulated distributions in excess of net
 investment income..........................................  $             (23)
Accumulated net realized gain (loss)........................              5,940
Unrealized appreciation (depreciation) on:
   Investments..............................................            224,468
   Futures contracts........................................                118
Shares of beneficial interest...............................                272
Additional paid-in capital..................................            768,449
                                                              -----------------
Net Assets..................................................  $         999,224
                                                              =================
Net Asset Value, offering and redemption price per share:
    Class S ($996,879,538 divided by 27,105,522
      shares of $.01 par value shares of beneficial
      interest outstanding).................................  $           36.78
                                                              =================
    Class C ($2,344,080 divided by 63,702 shares of
      $.01 par value shares of beneficial
      interest outstanding).................................  $           36.80
                                                              =================



        The accompanying notes are an integral part of the financial statements.

                                                     Quantitative Equity Fund 57

Quantitative Equity Fund

Statement of Operations

For the Year Ended December 31, 1997

                                                            Amounts in
                                                             thousands
Investment Income:
    Dividends.............................................  $     14,617
    Dividends from Money Market Fund (Note 5).............         1,775
    Interest..............................................           113
                                                            ------------
       Total Investment Income............................        16,505


Expenses (Notes 1, 2 and 4):
    Management fees.......................  $        6,616
    Custodian fees........................             417
    Transfer agent fees...................             458
    Bookkeeping service fees..............              17
    Professional fees.....................              29
    Trustees' fees........................               4
    Miscellaneous.........................              71
    Registration fees
      Class S.............................              87
      Class C.............................               1
    Distribution fees - Class C...........               6
    Shareholder servicing fees - Class C..               3
                                            --------------

       Total Expenses.....................................         7,709
                                                            ------------
Net investment income.....................................         8,796
                                                            ------------

Realized and Unrealized
  Gain (Loss) on Investments (Notes 2 and.3)
Net realized gain (loss) from:
  Investments.............................         123,836
  Futures contracts.......................           7,474       131,310
                                            --------------
Net change in unrealized appreciation
  or depreciation of:
  Investments.............................          93,158
  Futures contracts.......................             433        93,591
                                            --------------  ------------
Net gain (loss) on investments............................       224,901
                                                            ------------
Net increase (decrease) in net assets
  resulting from operations...............................  $    233,697
                                                            ============



   The accompanying notes are an integral part of the financial statements.


58 Quantitative Equity Fund

Quantitative Equity Fund

Statements of Changes in Net Assets

For the Years Ended December 31,

                                                       Amounts in thousands
                                                       1997            1996
                                                   -------------  -------------
Increase (Decrease) in Net Assets
From Operations:
    Net investment income........................  $       8,796  $       9,109
    Net realized gain (loss).....................        131,310         70,157
    Net change in unrealized appreciation
      or depreciation............................         93,591         41,332
                                                   -------------  -------------
        Net increase (decrease) in net assets
          resulting from operations..............        233,697        120,598
                                                   -------------  -------------

From Distributions to Shareholders:
    Net investment income
      Class S....................................         (8,794)        (9,111)
      Class C....................................             (2)            (1)
    In excess of net investment income
      Class S....................................            (23)           (80)
    Net realized gain on investments
      Class S....................................       (145,647)       (70,285)
      Class C....................................           (311)           (25)
                                                   -------------  -------------
         Total Distributions to Shareholders.....       (154,777)       (79,502)
                                                   -------------  -------------
From Fund Share Transactions:
    Net increase (decrease) in net assets from
      Fund share transactions (Note 6)...........        256,057        134,203
                                                   -------------  -------------
Total Net Increase (Decrease) in Net Assets......        334,977        175,299

Net Assets
    Beginning of period..........................        664,247        488,948
                                                   -------------  -------------
    End of period (including accumulated
      distributions in excess of net investment
      income of $23 at December 31, 1997)........  $     999,224  $     664,247
                                                   =============  =============



        The accompanying notes are an integral part of the financial statements.

                                                     Quantitative Equity Fund 59

Quantitative Equity Fund

Financial Highlights - Class S

The following table includes selected data for a share outstanding throughout each year or period and other performance information derived from the financial statements.


                                                                               1997      1996      1995      1994      1993
                                                                             -------   -------   -------   -------   -------

Net Asset Value, Beginning of Period.......................................  $ 33.05   $ 30.76   $ 24.84   $ 26.44   $ 25.82
                                                                             -------   -------   -------   -------   -------
Income From Investment Operations:
    Net investment income..................................................      .38       .51       .50       .49       .45
    Net realized and unrealized gain (loss) on investments.................    10.00      6.24      8.72      (.19)     2.69
                                                                             -------   -------   -------   -------   -------
       Total Income From Investment Operations.............................    10.38      6.75      9.22       .30      3.14
                                                                             -------   -------   -------   -------   -------
Less Distributions:
    Net investment income..................................................     (.38)     (.51)     (.51)     (.49)     (.45)
    Net realized gain on investments.......................................    (6.27)    (3.95)    (2.79)    (1.41)    (2.07)
                                                                             -------   -------   -------   -------   -------
       Total Distributions.................................................    (6.65)    (4.46)    (3.30)    (1.90)    (2.52)
                                                                             -------   -------   -------   -------   -------
Net Asset Value, End of Period.............................................  $ 36.78   $ 33.05   $ 30.76   $ 24.84   $ 26.44
                                                                             =======   =======   =======   =======   =======
Total Return (%)...........................................................    32.70     23.08     37.69       .19     12.56

Ratios/Supplemental Data:
    Net Assets, end of period ($000 omitted)...............................  996,880   663,925   488,948   380,592   314,647

    Ratios to average net assets (%):
      Operating expenses...................................................      .91       .93       .93       .94       .98
      Net investment income................................................     1.04      1.59      1.71      1.95      1.68
    Portfolio turnover rate (%)............................................    87.67     74.33     78.83     45.97     62.48
    Average commission rate paid per share
      of security ($ omitted)..............................................    .0349     .0331      N/A       N/A       N/A

60 Quantitative Equity Fund

Quantitative Equity Fund

Financial Highlights - Class C

The following table includes selected data for a share outstanding throughout each year or period and other performance information derived from the financial statements.


                                                                                      1997         1996*
                                                                                   ----------    ----------
Net Asset Value, Beginning of Period.............................................  $    33.05    $    33.81
                                                                                   ----------    ----------
Income From Investment Operations:
   Net investment income.........................................................         .14           .05
   Net realized and unrealized gain (loss) on investments........................        9.95          1.87
                                                                                   ----------    ----------
       Total Income From Investment Operations...................................       10.09          1.92
                                                                                   ----------    ----------
Less Distributions:
    Net investment income........................................................        (.07)         (.08)
    Net realized gain on investments.............................................       (6.27)        (2.60)
                                                                                   ----------    ----------
       Total Distributions.......................................................       (6.34)        (2.68)
                                                                                   ----------    ----------
Net Asset Value, End of Period...................................................  $    36.80    $    33.05
                                                                                   ==========    ==========
TotalReturn(%)...................................................................       31.70          5.91(a)

Ratios/Supplemental Data:
    Net Assets, end of period ($000 omitted).....................................       2,344           322

    Ratios to average net assets (%)(b):
      Operating expenses.........................................................        1.59          1.65
      Net investment income......................................................         .33           .81
    Portfolio turnover rate (%)(b)...............................................       87.67         74.33
    Average commission rate paid per share
      of security ($ omitted)....................................................       .0349         .0331


*   For the period November 4, 1996 (commencement of sale) to December 31, 1996.
(a) Total return represents performance for the period November 4, 1996 to December 31, 1996.
(b) The ratios for the period ended December 31, 1996 are annualized.



                                                     Quantitative Equity Fund 61

International Securities Fund

Portfolio Management Discussion

December 31, 1997 (Unaudited)


Objective: To provide favorable total return and diversification for US investors.

Invests in: Primarily the equity securities of non-US companies in developed foreign markets.

Strategy: The Fund uses a multi-manager strategy intended to achieve higher returns than its benchmark index with moderate risk by employing the investment management services of seven managers with separate and distinct investment approaches. The Fund's primary source of added value is intended to be stock selection with only moderate country allocations relative to the index to capture the diversification benefits of international investment in an asset allocation context.

                           [LINE GRAPH APPEARS HERE]


Dates      International Securities - Class S      MSCI EAFE**     Lipper(C) International+
-----      ----------------------------------      -----------     ------------------------
  *                      $10,000                     $10,000                $10,000
1988                     $12,205                     $12,859                $11,658
1989                     $14,919                     $14,247                $14,281
1990                     $12,631                     $10,943                $12,575
1991                     $14,146                     $12,310                $14,138
1992                     $13,163                     $10,851                $13,553
1993                     $17,571                     $14,426                $18,918
1994                     $18,425                     $15,589                $18,727
1995                     $20,305                     $17,390                $20,455
1996                     $21,853                     $18,497                $22,818
1997                     $21,910                     $18,877                $23,989

    International Securities Fund - Class S

      Periods Ended         Growth of             Total
        12/31/97             $10,000             Return
    -----------------     -------------      -------------
    1 Year                  $ 10,026            0.26%
    5 Years                 $ 16,645           10.73%(S)
    l0 Years                $ 21,910            8.16%(S)

    International Securities - Class C ++

      Periods Ended         Growth of             Total
        12/31/97             $10,000             Return
    -----------------     -------------      -------------
    1 Year                  $  9,959           (0.41)%
    5 Years                 $ 16,514           l0.55%(S)
    10 Years                $ 21,738            8.07%(S)

 MSCI EAFE Index

      Periods Ended          Growth of            Total
        12/31/97              $10,000            Return
    -----------------     -------------      -------------
    1 Year                   $ 10,206            2.06%
    5 Years                  $ 17,396           11.71%(S)
    l0 Years                 $ 18,877            6.56%(S)

 Lipper(C) International Funds Average

      Periods Ended          Growth of            Total
        12/31/97              $10,000            Return
    -----------------     -------------      -------------
    1 Year                   $ 10,513            5.13%
    5 Years                  $ 17,700           12.l0%(S)
    10 Years                 $ 23,989            9.14%(S)

 Salomon Brothers Broad Market Index (BMI) ex-US +++

      Periods Ended          Growth of            Total
        12/31/97              $10,000            Return
    -----------------     -------------      -------------
    1 Year                   $ 10,261            2.61%
    5 Years                  $ 17,584           ll.95%(S)

    62 International Securities Fund

See related Notes on page 63.

International Securities Fund

Portfolio Management Discussion

December 31, 1997 (Unaudited)

Performance Review

For the year ended December 31, 1997, the International Securities Fund Class S and Class C shares reflected total returns of 0.3% and (0.4)%, respectively, as compared to the Salomon Brothers Broad Market Index ex-US, which gained 2.6% for the year. The Fund's shortfall to the benchmark was primarily due to its overweighting in midcap stocks during a year in which large caps dominated globally.

Portfolio Highlights

The consequences of the economic crises sweeping Asia during the last four months of the year were felt in virtually all developed markets as well. Already in a recession attributed to a poorly timed increase in consumption taxes, prospects for Japan's economy worsened when the weakening economies of its Asian trading partners diminished prospects for Japan's export business. Several major corporate failures in Japan provided some indications of the severity of the situation. Japanese stocks dropped 28% during the year. Although European economies seemed much healthier, the uncertain exposure of European companies to these markets dampened enthusiasm during the fourth quarter. However, European stocks still gained 24% for the year.

While security selection helped offset some of the impact, the overweighting to midcap stocks had a significant negative impact on the Fund's performance during the year. While a modest overweighting in Japan also detracted from performance, the Fund's underweighting in the UK had a bigger impact over the course of the year.

--------------------------------------------------------------------------------

  Top Ten Equity Holdings
  (as a percent of Total Investments)               December 31, 1997

  Telecom Italia SPA (Italy)                                  1.5%
  Sony Corp. (Japan)                                          1.4
  Royal Dutch Petroleum Co. (Netherlands)                     1.3
  Roche Holdings
   Genusscheine AG NPV (Switzerland)                          1.2
  Nestle SA (Switzerland)                                     1.2
  Veba AG (Germany)                                           0.9
  Novartis AG (Switzerland)                                   0.9
  Glaxo Wellcome PLC (UK)                                     0.8
  British Petroleum Co. PLC (UK)                              0.8
  Canon, Inc. (Japan)                                         0.7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Portfolio Characteristics

                                                    December 31, 1997

  Current P/E Ratio                                         21.9x
  Portfolio Price/Book Ratio                                2.19x
  Market Capitalization - $-Weighted Average                20.9 Bil
  Number of Holdings                                         820

--------------------------------------------------------------------------------

  Money Managers                                          Styles


  J.P. Morgan Investment Management, Inc.             Market-Oriented
  Marathon Asset Management, Ltd.                     Value
  Mastholm Asset Management, L.L.C.                   Growth
  Oechsle International Advisors                      Growth
  Rowe Price-Fleming International, Inc.              Market-Oriented
  Sanford C. Bernstein & Co., Inc.                    Value
  The Boston Company Asset Management, Inc.           Value

--------------------------------------------------------------------------------

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

* International Securities Fund - Class S assumes initial investment on January 1, 1988.

** Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index is an index composed of an arithmetic, market value-weighted average of the performance of over approximately 1,600 securities listed on the stock exchanges of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

+ Lipper(C) International Funds Average is the average total return for the universe of funds within the International Funds investment objective. The total return for the funds reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

++ International Securities Fund - Class C - For the period, November 4, 1996 (commencement of sales) to December 31, 1997, shareholder service and Rule 12b-1 distribution fees were charged. Total return would have been lower had these fees been in effect during prior reporting periods. Class S performance linked with Class C to provide historical perspective.

+++ Salomon Brothers BMI Index ex-US is a comprehensive float-weighted equity index consisting of every company with an investable market capitalization of over $100 million in 22 countries. This Index has broader representation than the MSCI EAFE benchmark. However, 10 years of historical performance information is not available because the BMI Index was constructed on June 30, 1989.

(S) Annualized.


Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Investments in securities of non-US issuers and foreign currencies involve investment risks different from those of US issuers. The Prospectus contains further information and details regarding these risks.

                                                International Securities Fund 63

International Securities Fund

Statement of Net Assets

December 31, 1997

                                                       Number         Market
                                                         of           Value
                                                       Shares         (000)
                                                     ----------    -----------
Common Stocks - 90.0%
Argentina - 0.3%
Banco de Galicia y Buenos Aires
  Class B - ADR                                           3,410    $        88
Banco Frances del Rio la Plata - ADR                      5,554            152
Naviera Perez Companc Class B                            40,162            287
Sociedad Comercial del Plata - ADR                        1,296             20
Telecom Argentina SA Class B - ADR                       13,700            490
Telefonica de Argentina Class B - ADR                     9,510            354
YPF Sociedad Anonima Class D - ADR                       33,082          1,131
                                                                   -----------
                                                                         2,522
                                                                   -----------
Australia- 2.7%
Amcor, Ltd.                                             192,700            848
Australia & New Zealand Bank Group, Ltd.                630,252          4,165
Australian Gas & Light Co.                               40,079            279
Australian National Industries, Ltd.                     96,270             89
Australian Provincial Newspapers Holdings, Ltd.         116,600            174
Boral, Ltd.                                             635,662          1,608
Brambles Industries, Ltd.                                 4,000             79
Broken Hill Proprietary Co.                             124,892          1,160
Caltex Australia                                        100,000            311
Commonwealth Bank of Australia                           29,096            334
CSR, Ltd.                                               154,000            522
Eastern Aluminum                                        272,000            231
Eltin, Ltd.                                             204,565            155
Fairfax (John)                                           64,000            134
Foster's Brewing Group, Ltd.                            232,400            442
FXF Trust (Units)(a)                                     36,360              6
GIO Australia Holdings                                  244,650            626
ICI Australia, Ltd.                                      60,000            420
Lend Lease Corp.                                         10,302            201
Mayne Nickless, Ltd.                                     63,836            337
Morgan & Banks, Ltd.                                     28,500            187
National Australia Bank, Ltd.                            33,535            468
News Corp.                                              310,310          1,713
Pasminco, Ltd.                                          140,000            161
PMP Communications Ltd.                                 165,000            366
Publishing Broadcasting, Ltd.                            36,360            164
QBE Insurance Group                                      98,350            443
RGC, Ltd.                                               138,905            212
Santos, Ltd.                                            250,000          1,030
Southcorp Holdings, Ltd.                                268,900            890
Tabcorp. Holdings, Ltd.                                  36,000            169
Telstra Corp., Ltd. (a)                                 134,000            283
Wesfarmers                                               26,672            223
Western Mining Corp., Ltd.                              408,760          1,425
Westfield Trust                                         494,000            943
Westpac Banking Corp.                                   174,751          1,118
Woodside Petroleum, Ltd.                                 28,000            197
Woolworth's Ltd.                                        233,662            781
                                                                   -----------
                                                                        22,894
                                                                   -----------
Austria - 0.1%
Bank Austria AG                                           4,000            203
Brau-Union Goess-Reininghaus-
Osterreichische Brau                                      1,346             68
Oester Brau Beteil                                        1,200             60
Voest-Alpine Stahl AG                                    11,000            424
Wienerberger Baustoff                                     1,300            249
                                                                   -----------
                                                                         1,004
                                                                   -----------
Belgium - 0.5%
Algem Maatsch Voor Nijverheidskredit
Almanij NPV                                              17,000            858
Credit Communal Holding/Dexia NPV                         4,687            629
Generale de Banque NPV                                      968            421
Kredietbank NPV                                           2,550          1,070
PetroFina SA NPV                                            970            358
UCB Capital NV                                               79            261
Virgin Express Holdings PLC - ADR (a)                    16,900            351
                                                                   -----------
                                                                         3,948
                                                                   -----------
Brazil - 0.4%
Banco Bradesco SA NPV Rights (a)                      1,029,859              4
CEMIG SA - ADR                                            6,892            279
Companhia Brasileira de Distribuicao
 Grupo Pao de Acucar (Regd) - GDR                         4,750             92
Eletrobras (centrais) NPV                             6,556,180            326
Telecomunicacoes Brasileiras - ADR                       17,624          2,052
Telecomunicacoes de Sao Paulo - NPV (a)                  37,771              9
Uniao de Bancos Brasileiros S.A. - GDR (a)                6,974            224
Usinas Siderurgicas de Minas - ADR                       19,363            115
White Martins SA - NPV                                   24,695             36
                                                                   -----------
                                                                         3,137
                                                                   -----------
Canada - 3.3%
Air Canada, Inc. (a)                                    197,300          2,036
Alcan Aluminum, Ltd.                                     39,640          1,093
Algoma Steel, Inc. (a)                                   30,000            104
ATI Technologies, Inc. (a)                                8,600            199
Avenor, Inc.                                             35,000            500
Barrick Gold Corp.                                       26,000            485


64 International Securities Fund

International Securities Fund

December 31, 1997

                                            Number         Market
                                              of           Value
                                            Shares         (000)
                                          -----------   -----------
Barrick Gold Corp. (US Regd)                   27,100   $       505
BCE, Inc.                                      38,900         1,296
BCE, Inc. NPV                                  26,300           877
Canadian Airlines Corp. (a)                    45,000           106
Canadian Imperial Bank of Commerce             39,499         1,233
Canadian National Railway Co.                   8,100           383
Canadian Pacific, Ltd.                         46,900         1,263
Dofasco, Inc. NPV                              27,601           444
Donohue, Inc. Class A                          23,700           430
Edperbrascan Corp. Class A                     26,500           479
Geac Computer Corp., Ltd. (a)                  12,100           398
Hudson's Bay Co.                               50,000         1,114
Imasco, Ltd. IF                                46,484         1,643
Imperial Oil, Ltd. New                         19,715         1,269
Inco, Ltd.                                     66,087         1,123
Laidlaw, Inc.                                  47,000           641
Leitch Technology Corp. (a)                     7,100           212
Magna International, Inc. Class A              12,900           809
Moore Corp., Ltd.                             106,500         1,611
National Bank of Canada                       122,400         2,021
Noranda, Inc.                                  34,400           592
Nova Scotia Power, Inc.                        44,500           542
Philip Services Corp. (a)                      16,300           234
Potash Corp. of Saskatchewan, Inc.              3,600           299
Renaissance Energy, Ltd. (a)                   15,000           310
Rogers Communications, Inc. Class B (a)        70,000           338
Royal Bank of Canada                           25,570         1,353
Stelco, Inc. Series A                          56,800           376
Suncor, Inc. NPV                               15,700           538
Torstar Corp. Class B                          15,600           546
Westcoast Energy, Inc.                         20,500           473
                                                        -----------
                                                             27,875
                                                        -----------
Chile - 0.1%
Chilectra SA - ADR                              4,271           109
Chilgener SA - ADR                              3,458            85
Enersis SA - ADR                                4,419           128
Santa Isabel SA - ADR                          14,662           257
                                                        -----------
                                                                579
                                                        -----------
China - 0.1%
Huaneng Power International, Inc. - ADR
 Series N (a)                                  19,000           441
                                                        -----------
                                                                441
                                                        -----------
Czech Republic - 0.0%
SPT Telecom AS (a)                                580            61
                                                        -----------
                                                                 61
                                                        -----------
Denmark - 0.4%
Bang & Olufsen Holding Series B                10,000           595
Coloplast AS Class B (Regd)                     5,250           406
Den Danske Bank                                 2,225           297
Tele Danmark AS Series B                          840            52
Tele Danmark Class B - ADR                     50,100         1,544
Unidanmark Class A (Regd)                       2,040           150
                                                        -----------
                                                              3,044
                                                        -----------
Finland - 0.8%
Aamulehti Group                                 5,500           183
Enso OY Series A                               62,500           484
Finnair Oyj                                    63,800           515
Kesko                                           8,600           136
Kymmene GY                                     52,000         1,040
Metsa-Serla Oyj Series B                       70,000           546
Nokia AB Series A                              11,244           798
Outokumpu OY Class A                           37,200           454
OY Tamro AB                                    34,700           190
Pohjola Series B                                9,600           356
Rauma Group (The)                               9,300           145
Rautaruukki OY                                102,200           825
Valmet Corp. Series A                          52,600           726
                                                        -----------
                                                              6,398
                                                        -----------
France - 9.4%
Accor SA                                       21,421         3,983
Alcatel Alsthom                                 8,555         1,087
Alcatel Alsthom Compagnie Generale
 d'Electricite - ADR                           61,900         1,567
Assurances Generales de France                  3,346           177
AXA - UAP                                      36,896         2,855
Banque Nationale Paris                         17,069           907
Boiron                                          3,400           185
Bongrain SA                                       600           253
Canal Plus                                      1,100           205
Carrefour SA                                    1,502           784
Chargeurs International SA                      3,500           209
Cie de St. Gobain                              10,844         1,541
Cie Finance Paribas Class A (BR)               28,960         2,517
Clarins                                         3,284           252
Credit Commercial de France                     3,274           224
Credit Local de France (Regd.)                  1,347           156

                                                International Securities Fund 65

International Securities Fund

December 31, 1997

                                                        Number      Market
                                                          of         Value
                                                        Shares       (000)
                                                       -------     ---------
Credit National                                          4,122     $     240
D.M.C. Dollfuss-Mieg (a)                                 2,900            52
Dexia France                                            10,962         1,270
Dexia France (Regd)                                        900           104
Eaux (cic Generale)                                     34,707         4,844
Elf Aquitaine - ADR                                     33,600         1,970
Elf Aquitaine SA                                        13,440         1,563
Eridania Beghin-Say                                      8,995         1,406
France Telecom SA (a)                                   22,687           823
Galeries Lafayette                                         500           276
Groupe Andre SA (a)                                      2,500           251
Groupe Danone                                           25,636         4,579
GTM - Entrepose                                          1,900           128
Guilbert SA                                              1,535           219
Havas                                                    1,450           104
L'Air Liquide                                            4,499           704
L'Oreal (Societe)                                          491           192
Lafarge Corp. SA (BR)                                    5,511           362
Lagardere Groupe (Regd)                                 51,200         1,693
Lapeyre (BR)                                             2,950           163
Legrand                                                  1,209           241
Legris Industries SA                                     3,900           135
LVMH Moet-Hennessy                                         617           102
Lyonnais Eaux Dumez                                     31,841         3,524
M6 Metropole Television                                  4,500           493
Michelin (Cie Gen) Class B (Regd)                       32,237         1,623
Nord-Est                                                11,000           219
Pathe SA                                                 1,039           202
Pechiney International Class A                          44,282         1,748
Peugeot SA                                               8,690         1,096
Pinault-Printemps Redoute SA                             2,244         1,197
Primagaz CIE                                             1,761           147
Renault (a)                                            121,983         3,431
Rhone Poulene SA - ADR                                  23,139         1,027
Rhone-Poulene SA Class A - ADR                          50,110         2,245
Sanofi SA                                               28,062         3,124
Schneider SA                                            65,013         3,530
Scor SA                                                 12,000           574
Selimeg (Regd)                                           2,000           100
SEITA                                                   10,950           393
SGS Thomson Microelectronics (a)                         8,360           517
Simco (Regd)                                             3,300           222
Societe Generale                                        13,689         1,865
Sodexho                                                    815           437
Sodexho Alliance SA (a)                                     90            47
Sylea                                                    2,400           229
Thomson-CSF                                             71,976         3,269
Total Co. SA Class B                                    38,307         4,169
TV Francaise (TFI)                                      15,877         1,622
Union des Assurances Federales                           4,538           596
Usinor Sacilor                                         143,768         2,076
Valeo                                                   27,149         1,841
Vallourec (Usin)                                           360            21
                                                                   ---------
                                                                      78,907
                                                                   ---------
Germany - 6.5%
Adidas AG                                                8,900         1,171
Allianz AG (Regd)                                        2,990           775
BASF AG                                                 15,450           547
Bayer AG                                                64,679         2,416
Bayer Motoren Werk                                         381           285
Bayerische Hypotheken-und Wechsel Bank AG                9,901           483
Bayerische Vereinsbank AG                                8,146           533
Berliner Kraft-und Licht (Bewag) -
  Aktiengesellschaft Class A                            32,400           980
Billinger & Berger BAU AG                               13,610           422
Buderus AG                                               1,093           490
Commerzbank AG                                          25,130           989
Continental AG                                          23,630           521
Daimler-Benz AG                                         63,300         4,441
Deutsche Bank AG                                        46,167         3,259
Deutsche Lufthansa AG (a)                               96,550         1,852
Deutsche Telekom AG                                     14,759           278
Douglas Holding AG                                      17,400           525
Dresdner Bank AG                                        14,450           667
Fresenius Medical Care AG - ADR (a)                     27,240           592
GEA AG                                                   3,532         1,335
Gehe AG                                                 13,045           653
Gerresheimer Glas AG                                     3,500            49
Hanover Rueckversicherungs AG                            8,457           790
Henkel KGaA                                             14,600           820
Hoechst AG                                              99,379         3,480
Hornback Baumarkt AG                                     1,135            32
IKB Deutshe Industriebank AG                             1,750            34
Karstadt AG                                              1,075           367
M.A.N. AG                                                  650           188
Mannesmann AG                                            9,242         4,670
Merck KGAA                                              12,100           393
Metro AG                                                 9,240           331
MobilCom AG (a)                                          2,856           432
Muenchener Rueckversicherungs - Gesellschaft AG          2,690         1,014
ProSieben Media AG - ADR (a)                             1,154            27
Rhoen - Klinikum AG                                      2,764           270
SAP AG                                                   2,770           841

66 International Securities Fund

International Securities Fund

December 31, 1997

                                         Number         Market
                                           of           Value
                                         Shares         (000)
                                       -----------   -----------
Schering AG                                  5,600   $       540
Sero Entsorgung AG                           4,300            90
SGL Carbon AG                                1,279           165
Siemens AG                                  77,967         4,616
Tarkett AG                                  30,823           711
Veba AG                                    103,450         7,044
Viag AG                                      3,050         1,643
Volkswagen International AG                  4,588         2,581
Wella Aktiengesellschaft                       250           179
                                                     -----------
                                                          54,521
                                                     -----------
Hong Kong - 1.9%
Cathay Pacific Airways                     128,000           104
Cheung Kong Holdings, Ltd.                  21,000           138
China Light & Power                         32,000           178
Dao Heng Bank Group, Ltd.                   80,000           200
Dickson Concepts International, Ltd.       123,000           179
First Pacific Co.                          138,615            67
Great Eagle Holdings                        60,470            85
Great Eagle Holdings 1998 Warrants (a)      12,094             2
Guangshen Railway Co., Ltd.              2,772,500           733
Guoco Group, Ltd.                          162,000           396
Hang Lung Development Co.                  192,000           270
Hong Kong & China Gas Co., Ltd.            324,720           629
Hong Kong Electric Holding, Ltd.           691,000         2,626
HSBC Holdings (UK Regd) PLC                 85,385         2,105
Hutchison Whampoa, Ltd.                    483,000         3,029
National Mutual Asia                       492,000           489
New World Development Co., Ltd.            632,421         2,187
Orient Overseas International Ltd.         121,000            65
Sun Hung Kai Properties, Ltd.              177,000         1,233
Swire Pacific, Ltd. Class A                 74,000           406
Swire Pacific, Ltd. Class B                404,000           409
Tai Cheung Holdings                         56,000            22
Television Broadcast                       167,000           476
Wharf Holdings                             166,000           364
                                                     -----------
                                                          16,392
                                                     -----------
Ireland - 0.2%
Allied Irish Banks                         112,000         1,068
Independent Newspapers PLC                  90,000           493
Waterford Wedgwood (Units)                 275,000           372
                                                     -----------
                                                           1,933
Italy - 4.8%
Assicurazioni Generali SPA                 19,000            467
Banca Commerciale Italiana                448,700          1,560
Banca Pop di Bergamo CV                     3,000             52
Banca Pop di Milano                       170,000          1,067
Banco di Roma (a)                         352,000            355
Credito Italiano                        1,608,874          4,961
Edison                                     49,000            296
ENI SPA - ADR                              21,300          1,215
Ente Nazionale Idrocarburi SPA (Regd)     383,940          2,177
Fiat SPA                                  173,800            505
Fiat SPA di Risp                          278,065            460
Fila Holdings SPA - ADR                     8,000            161
Finmeccanica SPA (a)                      233,545            116
First Banco S. Paolo                       97,000            927
Gewiss SPA                                 10,000            189
Gucci Group NV                              4,946            207
Industrie Natuzzi SPA - ADR                27,412            565
Istituto Mobiliare Italiano SPA           106,530          1,265
Istituto Mobiliare Italiano SPA - ADR      20,800            744
Istituto Nazionale Delle Assicurazioni    304,000            616
Italgas (Soc. Ital.)                       41,000            169
Luxottica Group SPA - ADR                   7,900            494
Magneti Marelli SPA                        40,000             68
Mediaset SPA                              358,985          1,763
Mediolanum SPA                             26,576            500
Mondadori (Arnoldo) Editore SPA            93,500            735
Montedison SPA New                        830,000            746
Montefibre di Risp                         67,000             41
Montefibre SPA                            240,000            170
Parmalat Finanziaria SPA                  315,100            451
Pirelli SPA                             1,010,000          2,701
Rinascente (LA)                            13,100             98
Simint S.p.A. (a)                         100,000            726
Telecom Italia Mobile SPA                 241,534          1,115
Telecom Italia Mobile SPA - di Risp        41,973            119
Telecom Italia SPA (a)                  2,220,019         12,199
                                                     -----------
                                                          40,000
                                                     -----------
Japan - 18.6%
Acom Co., Ltd.                              8,000            441
Advantest                                   2,420            137
Alps Electric Co.                          21,000            198
Amada Co., Ltd.                            42,000            156
Aoki International                         32,000            159

                                                International Securities Fund 67

International Securities Fund

December 31, 1997

                                          Number       Market
                                            of          Value
                                          Shares        (000)
                                       -----------   -----------
Aoyama Trading Co.                          57,600   $     1,028
Apic Yamada Corp.                           19,300           167
Ashikaga Bank                              137,000           220
Bank Of Tokyo - Mitsubishi, Ltd.           127,000         1,751
Bank of Yokohama                            80,000           211
Bridgestone Tire Corp.                      73,000         1,582
Brother Industries                         134,000           306
Canon Sales Co., Inc.                       11,000           126
Canon, Inc.                                262,000         6,100
Chugai Pharmaceutical Co.                   89,000           457
Citizen Watch Co., Ltd.                     23,000           154
Credit Saison Co.                           74,750         1,843
CSK Corp., Ltd.                             14,000           358
Dai Ichi Kangyo Bank                        98,000           578
Dai Ichi Pharmaceutical Co.                 90,000         1,013
Dai Nippon Screen Manufacturing Co.         36,000           165
Dai-Tokyo Fire & Marine                    323,000         1,108
Daifuku Machinery Co.                        9,000            44
Daito Trust Construction                    51,350           313
Daiwa Bank                                 112,000           239
Daiwa Danchi Co., Ltd. (a)                  65,000            96
Daiwa House Industries Co.                 109,000           576
Daiwa Kosho Lease Co., Ltd.                122,000           495
DDI Corp.                                      268           708
East Japan Railway                             511         2,305
Ebara Corp.                                 38,000           402
Eisai Co.                                      900            14
Ezaki Glico Co.                             69,000           446
Fanuc Co.                                   10,000           378
Fuji Machine Manufacturing Co.              25,000           603
Fuji Oil Co.                                60,000           197
Fuji Photo Film Co.                         21,000           804
Fujitsu, Ltd.                               50,000           536
Fujitsu, Ltd. 1999 Warrants Series 2 (a)        23            46
Fukui Bank                                 110,000           206
Furukawa Electric Co.                      130,000           557
Gakken Co.                                  72,000           101
General Sekiyu KK                           26,000           110
Heiwa Corp.                                 29,000           251
Hitachi Credit Co., Ltd.                    36,000           593
Hitachi Zosen Corp.                         62,000            99
Hitachi, Ltd.                              562,000         4,003
Hokkaido Electric                           20,700           292
Honda Motor Co., Ltd.                       40,000         1,467
Hyakugo Bank                                35,000           150
Inax Corp.                                  21,000            61
Intec, Inc.                                 40,000           225
Ishihara Sangyo (a)                        134,000           149
Ishikawajima-Harima Heavy Industries       220,000           329
Ito-Yokado Co., Ltd.                        90,000         4,584
Japan Tobacco, Inc.                            137           972
Jeol                                        50,000           159
Kamei Corp.                                 46,000           317
Kao Corp.                                  255,000         3,672
Kawasho Corp.                               92,000           120
Keiyo Bank, Ltd.                            30,000            62
Kinki Coca-Cola Bottling                    27,000           287
Kirin Beverage Corp.                        24,000           397
Kissei Pharmaceutical Co.                   34,000           490
Koa Fire & Marine                           67,000           251
Kokuyo Co., Ltd.                            17,000           293
Komatsu Forklift Co., Ltd.                  52,000           261
Komori Corp.                                15,000           223
Kumagai Gumi Co.                            41,000            22
Kuraray Co., Ltd.                           40,000           331
Kurimoto Iron Works                         90,000           255
Kyocera Corp.                               20,000           907
KyokutoBoeki                                35,000            73
Kyushu Electric Power                       13,900           200
Mabuchi Motor Co.                           29,600         1,503
Makita Corp.                               119,000         1,139
Marui Co., Ltd.                             40,000           622
Maruichi Steel Tube                         38,000           463
Matsumotokiyoshi                            20,900           800
Matsushita Electric Industrial Co., Ltd.   222,000         3,247
Mazda Motor Corp. (a)                      363,000           862
Mikuni Coca-Cola Bottling                   37,000           462
Minebea Co., Ltd.                          168,000         1,801
Ministop Co., Ltd.                           7,000           181
Mitsubishi Corp.                           151,000         1,191
Mitsubishi Estate Co., Ltd.                 61,000           663
Mitsubishi Heavy Industries                594,000         2,475
Mitsubishi Paper Mills                      30,000            42
Mitsubishi Rayon                            75,000           184
Mitsubishi Trust & Banking                 133,000         1,334
Mitsui & Co.                                84,000           497
Mitsui Fudosan Co., Ltd.                   211,000         2,036
Mitsui Marine & Fire Insurance Co., Ltd.    30,000           153
Mitsui Mining & Smelting                   110,000           441
Mitsui Petrochemical Industry               20,000            37
Mitsui Trust & Banking                     374,000           725
Murata Manufacturing Co., Ltd.             107,000         2,688
Nagase & Co.                                25,000            73
Namco                                       48,700         1,414
Nanto Bank                                  57,000           292
National House Industrial                   11,000            75

68 International Securities Fund

International Securities Fund

December 31, 1997

                                               Number       Market
                                                 of          Value
                                               Shares        (000)
                                            -----------   -----------
NEC Corp.                                       112,000   $     1,192
Nichido Fire & Marine                               450             2
Nichiei Co., Ltd.                                16,000         1,703
Nichimo Co.                                      65,000            61
Nippon Denso Co.                                179,000         3,222
Nippon Express Co.                              134,000           667
Nippon Fire & Marine                             80,000           300
Nippon Hodo Co.                                  11,000            35
Nippon Oil Co.                                  156,000           403
Nippon Steel Corp.                              595,000           879
Nippon Telegraph & Telephone Corp.                  661         5,670
Nishimatsu Construction                         195,000           612
Nissan Motor Co., Ltd.                          137,000           567
Nissho Iwai Corp.                                83,400           146
Nomura Securities                               266,000         3,545
Noritake Co.                                     14,000            67
North Pacific Bank                               20,000            68
NIT Data Communications Systems Corp.                58         3,123
Okarnura Corp.                                   60,000           148
Pioneer Electronics Corp.                       190,000         2,925
Promise Co., Ltd.                                 7,980           442
Ricoh Co., Ltd.                                  68,000           844
Rinnai Corp.                                     46,000           694
Rohm Co.                                         27,000         2,750
Roland Corp.                                      9,000           165
Sakura Bank, Ltd.                               114,000           326
Sangetsu Co.                                      6,000            62
Sankyo Co.                                       41,000           926
Sankyo Co., Ltd.                                 45,000           658
Sankyo Seiko Co.                                 96,000           173
Santen Pharmaceutical Co., Ltd.                  22,000           253
Sanwa Bank                                       99,000         1,001
Secom Co.                                        16,000         1,022
Sega Enterprises                                  6,800           123
Sekisui Chemical Co., Ltd.                      195,000           990
Sekisui House, Ltd.                             126,000           810
Seven-Eleven Japan NPV                            8,200           580
Sharp Corp.                                      75,000           516
Shiga Bank, Ltd.                                 37,000           159
Shikoku Electric Power                            7,700           110
Shimachu Co., Ltd.                               12,000           188
Shin Etsu Chemical 2000 Warrants (a)                110           151
Shin-Etsu Chemical Co.                           62,050         1,183
Shiseido Co., Ltd.                               88,000         1,200
Shohkoh Fund & Co., Ltd.                            700           213
Showa Aircraft Industry                          21,000            66
Showa Shell Sekiyu                               50,300           252
Sintokogio                                       15,000            45

                                               Number        Market
                                                 of          Value
                                               Shares        (000)
                                            -----------   -----------
Sony Corp.                                      129,400   $    11,496
Stanley Electric                                 76,000           210
Sumitomo Bank                                   135,000         1,541
Sumitomo Corp.                                   69,000           386
Sumitomo Electric Industries                     87,000         1,186
Sumitomo Forestry                               101,000           494
Sumitomo Marine & Fire                           26,000           137
Sumitomo Metal Industries, Ltd.                 352,000           450
Sumitomo Realty & Development                   413,000         2,372
Sumitomo Rubber Industries                       58,000           245
Sumitomo Trust & Banking                        435,000         2,259
Tadano                                           60,000           163
Takeda Chemical Industries                       29,000           826
TDK Corp.                                        23,000         1,733
Teijin, Ltd.                                     92,000           192
Toc Co.                                          41,000           311
Toda Corp.                                       50,000           136
Toho Bank                                        83,000           331
Tohoku Electric Power                            16,500           250
Tokio Marine & Fire Insurance Co.                17,000           193
Tokyo Broadcasting                               62,000           783
Tokyo Electric Power                            118,000         2,151
Tokyo Electronics                                 8,800           282
Tokyo Gas Co.                                   441,000         1,000
Tokyo Steel Manufacturing                        67,400           228
Toppan Printing                                  48,000           625
Tori Pharmaceutical Co., Ltd.                    12,200           206
Toshiba Corp.                                   513,000         2,133
Tostem Corp.                                     16,000           172
Toyo Trust & Banking                            130,000           767
Toyota Motor Corp.                              127,000         3,638
Tsubakimoto Chain                                60,000           216
UNY Co., Ltd.                                    19,000           260
West Japan Railway Co.                              110           350
Yamaha Motor Co.                                 34,000           228
Yamanouchi Pharmaceutical                        57,000         1,222
Yamato Kogyo Co.                                 34,000           204
Yamato Transport                                 87,000         1,166
Yasuda Fire & Marine Insurance Co., Ltd. (The)   33,000           141
Yodogawa Steel Works, Ltd.                       61,000           248
Yoshitomi Pharmaceutical                         44,000           154
Yurtec Corp.                                     11,550            71
                                                          -----------
                                                              156,722
                                                          -----------
Malaysia - 0.5%
Berjaya Sports                                   76,000           195
Carlsberg Brewery Malaysia Berhad               260,000           802

                                               International Securities Fund 69

International Securities Fund

December 31, 1997

                                              Number         Market
                                                of           Value
                                              Shares         (000)
                                            -----------  -----------
Commerce Asset Holdings                          52,631  $        25
Gamuda Berhad                                   344,300          191
IND Oxygen, Inc.                                260,000           84
Kumpulan Guthrie                                654,000          420
Malakoff Bhd                                    167,000          348
Petronas Dagangan 1999 Warrants (a)              92,000           13
Renong Berhad (a)                               596,000          276
Resorts World Berhad                            633,000        1,066
Tanjong PLC                                     236,000          391
                                                         -----------
                                                               3,811
                                                         -----------
Mexico - 0.5%
Cemex SA de CV Class B NPV (a)                   21,360          114
Cifra SA de CV - ADR                              2,046           50
Compania Cervecerias Unidas SA - ADR              2,702           79
Empresa Nacional de Electric - ADR                7,939          140
Fomento Economico Mexicano SA de CV
  Series B NPV                                   31,157          249
Gruma SA - ADR (a)                                8,127          129
Gruma SA Series B NPV (a)                        27,670          110
Grupo Financiero Banamex AC
  Series B NPV (a)                               49,168          147
Grupo Financiero Banamex AC
  Series L NPV (a)                                3,238            8
Grupo Industrial Durango SA
 de CV - ADR (a)                                 24,500          349
Grupo Industrial Maseca Series B NPV             88,656           92
Grupo Modelo SA Series C                         22,110          186
Grupo Television SA de CV - GDR (a)              23,056          892
Kimberly-Clark, Mexico Class A NPV               50,601          248
Panamerican Beverages, Inc. Class A               9,508          310
Telefonos de Mexico SA Series L - ADR            12,675          711
TV Azteca SA de CV - ADR (a)                      9,700          219
Vitro Sociedad Anonima - ADR                     12,700          166
                                                         -----------
                                                               4,199
                                                         -----------
Netherlands - 6.3%
ABN Amro Holdings NV                             97,541        1,900
Aegon                                            13,020        1,159
AKZO Nobel NV                                    23,185        2,796
Apothekers Cooperatie OPG                         6,700          200
Baan Co. NV (a)                                  11,198          367
Benckiser NV Class B (a)                         30,600        1,266
Boskalis Westminster CVA                         14,559          259
CSM NV CVA                                       11,452  $       508
DOCdata NV (a)                                   18,200          314
Elsevier NV                                     100,234        1,621
European Vinyls Corp. International NV            6,100          135
Fortis Amev NV                                   13,847          604
Heineken Holding NV Class A                       2,100          323
Hollandsche Beton Groep NV (a)                   41,630          774
Hunter Douglas NV (a)                            24,290          851
ING Groep NV                                    107,726        4,537
KNP BT (Kon) NV                                  53,302        1,228
Koninklijke Ahold NV                             35,174          918
Koninklijke Emballage Industrie Van Leer          9,500          195
Koninklijke Nutricia Verenigde Bedrijven NV (a)   9,280          281
Nedlloyd Groep NV                                28,000          635
Nutreco Holding NV (a)                           12,700          289
Otra NV                                           2,860           41
Pakhoed Kon NV CVA                                2,000           58
Philips Electronics                              61,755        3,704
Philips Electronics - ADR                        18,800        1,137
Polygram                                         29,793        1,425
Royal Dutch Petroleum Co.                       201,168       11,042
Royal PTT Nederland NV                           65,836        2,747
Royal PTT Nederland NV - ADR                     29,019        1,204
Stork NV                                         11,100          383
Unilever NV                                      34,950        2,155
Verenigde Nederlandse Uitgeversbedrijven
 Verenigd Bezit                                 175,053        4,938
Wereldhave NV                                     6,600          415
Wolters Kluwer CVA                               21,272        2,748
                                                         -----------
                                                              53,157
                                                         -----------
New Zealand - 0.2%
Air New Zealand Class B                         199,434          400
fletcher Challenge Building                      46,122           94

fletcher Challenge Energy                       144,968          508
Lion Nathan, Ltd.                                96,300          216

Telecom Corp. of New Zealand, Ltd.               86,700          420
Wrightson, Ltd.                                 250,000          116
                                                         -----------
                                                               1,754
                                                         -----------
Norway - 0.7%
Bergesen DY AS Series A                           3,510           83
Kvaerner Industries AS Series B                   7,200          334
Norsk Hydro AS                                   39,714        1,933
Olav Thon Eiendomsselskap AS                     13,700          441
Orkla AS New                                     15,051        1,294

70 International Securities Fund

International Securities Fund

December 31, 1997

                                              Number        Market
                                                of          Value
                                              Shares        (000)
                                            -----------  -----------
Orkla AS Series B Free                            6,657  $       517
Rieber & Son ASA Series B                        20,000          542
Saga Petroleum AS Series B                        6,610          100

Schibsted AS                                     31,100          533
Storebrand ASA Series A (a)                      50,000          352
                                                         -----------
                                                               6,129
                                                         -----------
Panama - 0.0%
Banco Latinoamericano
   de Exportaciones SA Class E                    1,435           59
                                                         -----------
                                                                  59
                                                         -----------
Peru - 0.0%
Credicorp, Ltd.                                   3,000           54
Telefonica Del Peru SA Class B - ADR              4,441          104
                                                         -----------
                                                                 158
                                                         -----------
Portugal - 0.3%
Banco Totta e Acores (Regd)                      70,800        1,391
Estabelecimentos Jeronimo Martins & Filho (a)    16,741          531
Jeronimo Martins SGPS                            11,161          354
Telecel-Comunicacaoes Pessoaissa (a)              4,000          426
                                                         -----------
                                                               2,702
                                                         -----------
Russia - 0.0%
Gazprom - ADR                                     1,140           27
Lukoil Oil Co. - ADR                              1,140          105
                                                         -----------
                                                                 132
                                                         -----------
Singapore - 0.7%
City Developments                                18,000           83
Creative Technology, Ltd. (a)                     5,000          109
Development Bank of Singapore, Ltd.
 (Alien Market)                                 112,000          957
Hong Kong Land Holdings, Ltd. (a)               198,093          380
Jardine Strategic Holdings, Ltd. (a)            436,375        1,152
Jardine Strategic Holdings, Ltd.
 1998 Warrants (a)                               13,375            1
Jurong Shipyard                                 133,000          631
Mandarin Oriental International, Ltd. (a)       557,318          373
Overseas Chinese Banking (Alien Market)          13,200           77
Overseas Union Bank (Alien Market)               35,800          137
Singapore Airlines, Ltd. (Alien Market)         133,500          871
Singapore Land                                   68,000          149
Singapore Press Holdings (Alien Market)          23,760          298
United Overseas Bank, Ltd. (Alien Market)       129,866          721
                                                         -----------
                                                               5,939
                                                         -----------
South Korea - 0.0%
Samsung Electronics, Ltd.                         3,256           74
                                                         -----------
                                                                  74
                                                         -----------
Spain - 2.8%
Acerinox SA                                       3,500          518
Argentaria                                       13,209          804
Banco Bilbao Vizcaya SA                          49,560        1,604
Banco Popular Espanol SA                         16,448        1,150
Banco Santander SA (Regd)                        18,304          611
Centros Commerciales Pryca                       23,116          344
Corp. Fin. Reunida (a)                          150,000          802
Corporacion Bancaria de Espana SA                57,200        1,748
Cubiertas Y Mzov                                  5,000          816
Dragados y Construcciones SA                      5,300          113
Empresa Nacional de Electricidad SA (a)          61,856        1,098
Fomento de Construcciones y Contratas SA (a)      8,900          339
Fuerzas Electricat Series A                      58,800          490
Gas Natural SDG SA (a)                            4,357          226
Gas Y Electricidad SA Series 2                   17,424        1,258
Hidroelectrica del Cantabrico SA                 12,330          541
Iberdrola SA                                    117,853        1,551
Prosegur CIA de Seguridad SA (Regd)              40,000          402
Repsol - ADR                                     41,200        1,754
Repsol SA                                        31,450        1,342
Tabacalera SA Series A (Regd)                    27,143        2,200
Telefonica de Espana                            118,307        3,378
Union Electrica Fenosa                           17,000          163
Viscofan Envoltura                               20,000          502
                                                         -----------
                                                              23,754
                                                         -----------
Sweden - 2.7%
ABB AB Series A (a)                              25,600          303
ABB AB Series B (a)                              80,600          949
Astra AB Series A (a)                            52,700          913
Astra AB Series B (a)                            70,910        1,192
Atlas Copco AB Series B                          14,740          439
Autoliv, Inc.                                    39,270        1,279
Avesta-Sheffield                                 52,500          347
BT Industries AB                                 42,000          841

                                              International Securities Fund 71

International Securities Fund

December 31, 1997

                                              Number        Market
                                                of          Value
                                              Shares        (000)
                                            -----------  -----------

Diligentia AB (a)                                18,370  $       245
Electrolux AB Series B                           31,940        2,217
Esselte AB Series B                               3,090           63
Granges AB (a)                                    4,420           69
Hennes and Mauritz AB Series B (a)               29,320        1,293
Hoganas AB B Shares                              14,000          429
Incentive AB Series A                             6,800          612
Incentive AB Series B                            14,200        1,282
Kalmar Industries                                35,000          564
Marieberg Tidnings Series A                      37,000          867
Munksjo AB                                       40,900          389
Nordbanken Holding AB (a)                       119,072          673
OM Gruppen AB                                    21,000          764
Pharmacia & Upjohn, Inc.                         39,600        1,450
Sandvik AB Series A                               3,420           97
Sandvik AB Series B                              13,170          377
Scandic Hotels AB (a)                            16,600          406
Scania AB Series B                                7,000          156
Scania Aktiebolag - ADR Series A                 11,100          244
Scania Aktiebolag - ADR Series B                  4,800          106
Scribona AB Series B Free                         3,060           34
SKF AB Series A                                  20,380          408
Stora Kopparbergs Bergslags Aktiebolag
  Series A                                       78,000          982
Svenska Celluosa Series B Free                   13,700          308
Svenska Handelsbank Series A                     31,000        1,072
Telefonaktiebolaget Ericsson (LM) Series B       17,260          649
Tornet Fastighets AB                             52,500          747
                                                         -----------
                                                              22,766
                                                         -----------
Switzerland - 6.0%
ABB AG (a)                                          959        1,204
Adecco SA                                         2,052          595
Baloise Holding, Ltd. (a)                           600        1,110
Bobst AG (BR)                                       450          662
Bobst SA - AG                                       450          325
Ciba Specialty Chemicals AG (a)                   9,300        1,108
Credit Suisse Group (Regd)                        8,565        1,325
Danzas Holding AG                                 1,900          373
Fischer (Georg) AG (BR)                             220          301
Fischer (Georg) AG (Regd)                           300           80
Forbo Holding AG (Regd)                           1,540          629
Generali (Schweiz) Holding (a)                    4,400          911
Liechtenstein Global Trust AG                     1,200          743
Lindt & Spruengli AG                                230          577
Nestle SA (Regd)                                  6,627        9,928
Novartis AG (Regd)                                4,306        6,984
Phoenix Mecano (BR)                                 500          255
Publicitas Holdings SA - (Regd)                   1,000          218
Roche Holdings Genusscheine AG NPV                1,008       10,006
Sarna Kunststoff Holdings AG (Regd)                 200          260
Schweiz Bankgesellsch (BR)                        3,819        5,520
Schweiz Ruckversicher (Regd)                        983        1,838
Schweizerischer Bankverein (Regd)                 8,600        2,672
SGS Holding (BR)                                    450          862
SMH AG Neuenburg (Regd)                           7,700        1,038
Sulzer AG (Regd)                                  1,300          824
                                                         -----------
                                                              50,348
                                                         -----------
United Kingdom - 19.2%
Abbey National PLC                               52,000          936
Airtours PLC                                     60,000        1,222
Allied Colloids PLC                             187,600          511
Amersham International PLC                        9,100          338
Anglian Water PLC                                75,300        1,027
Argos PLC                                        54,133          489
ASDA-MPI Group PLC                              929,708        2,735
Associated British Ports PLC                    170,000          840
B.A.T. Industries PLC                           108,600          990
Barclays Bank PLC                                83,000        2,210
BASS PLC                                         46,000          716
Berisford PLC                                   400,000        1,229
BG PLC                                           51,176          230
Billiton PLC (a)                                171,000          438
BOC Group PLC                                   178,100        2,928
BPB Industries PLC                               38,900          217
British Aerospace PLC                           122,185        3,482
British Airways PLC                              89,000          819
British Petroleum Co. PLC                       486,468        6,435
British Steel PLC                               297,600          640
British Telecom PLC                             182,160        1,435
British-Borneo Petroleum Syndicate PLC           26,800          188
BTR PLC                                         704,900        2,130
Bunzl PLC                                       333,000        1,294
Burmah Castrol PLC                               33,000          576
Cable & Wireless Communications PLC (a)          89,000          386
Cable & Wireless PLC                            496,252        4,361
Cable & Wireless PLC - ADR                       31,509          857
Cadbury Schweppes PLC                           132,918        1,342
Caradon PLC                                     110,624          322
Centrica PLC (a)                                 58,000           85
Clark (Matthew) & Sons                           45,000          118
Coats Viyella PLC                               268,000          401

72 International Securities Fund

International Securities Fund

December 31, 1997



                                          Number       Market
                                            of         Value
                                          Shares       (000)
                                         ---------   ---------
Commercial Union Assurance Co. PLC         122,000   $   1,701
Compass Group PLC                          117,000       1,439
Costain Group PLC (a)                        6,800           2
Courtaulds Textile Co. PLC                 111,200         652
Cowie Group PLC                            130,416         737
Dalgety PLC                                235,000       1,065
Devro International PLC                     85,000         526
ED&F Man Group PLC                         110,000         450
Electrocomponents PLC                       40,000         298
EMI Group PLC (a)                           54,000         451
Enterprise Oil PLC                          35,000         333
First Leisure Corp. PLC                     85,000         418
Flextech PLC (a)                            70,000         600
General Accident PLC                        66,900       1,203
General Electric Co. PLC                    63,000         408
GKN PLC                                      7,000         143
Glaxo Wellcome PLC                         288,315       6,874
Glynwed International PLC                   63,200         269
Granada Group PLC                          122,200       1,867
Great University Stores PLC                 88,000       1,109
Guardian Royal Exchange PLC                297,000       1,613
Guinness PLC                               505,900       4,628
Hanson PLC                                 165,750         739
Heywood Williams Group PLC                  21,041          72
Hillsdown Holdings PLC                     303,051         737
HSBC Holdings PLC                           69,000       1,791
Hyder PLC                                   49,250         783
Imperial Chemical Industries PLC           118,300       1,848
Imperial Tobacco Group PLC                 101,000         635
Kingfisher PLC                             159,542       2,227
Ladbroke Group, Ltd. PLC                   742,669       3,220
Laing (John) PLC Class A NV                 31,000         163
Laird Group PLC                            163,868       1,198
Lloyds TSB Group PLC                       241,620       3,143
London Clubs International                 110,000         587
LucasVarity PLC                          1,275,070       4,503
Manchester United PLC                      240,000         631
Medeva PLC                                 248,000         660
MEPC PLC                                    46,800         390
MFI Fumiture Group PLC                     305,076         604
Mirror Group News PLC                      579,000       1,854
National Power PLC                          16,000         158
National Westminster Bank PLC              298,071       4,955
Next PLC                                    48,600         555
Northem Rock PLC (a)                        64,000         628
Pace Micro Technology PLC                  160,000         124
Pearson PLC                                 78,800       1,024
Pilkington Brothers PLC                    176,000         369
Powell Duffryn PLC                          55,000         465
Powergen PLC                               160,848       2,092
Premier Consolidated Oil PLC               836,000         728
Premier Famell PLC                          61,000         439
Provident Financial PLC                     72,000         946
Prudential Corp. PLC                       108,000       1,315
Racal Electronics PLC                      273,400       1,199
Railtrack Group PLC                         80,000       1,271
Rank Group PLC                             147,500         821
Redland PLC                                 17,927         101
Reed International                         244,880       2,333
Rio Tinto Corp. PLC (Regd)                 212,724       2,622
Rolls-Royce PLC                            141,937         548
Royal & Sun Alliance Insurance Group PLC   335,399       3,377
Royal Bank of Scotland Group PLC           155,200       1,979
Safeway PLC                                370,177       2,085
Sainsbury (J.) PLC                         184,595       1,555
Scottish Media Group PLC                    17,900         196
Scottish Power PLC                         166,000       1,467
Shell Transportation & Trading PLC (Regd)  822,100       5,766
Smith & Nephew PLC                         599,000       1,771
Smith (David S.) Holdings PLC               65,500         214
SmithKline Beecham PLC                     250,000       2,577
Somerfield PLC                             347,000       1,197
South West Water PLC                        72,200       1,097
Stagecoach Holdings PLC                     89,166       1,223
Stakis PLC                                 510,302         796
Tarmac, Ltd. PLC                           471,290         882
Taylor Woodrow PLC                         212,000         620
Tesco Store Holdings PLC                    81,181         669
Thames Water PLC                            27,000         402
Thom PLC                                   214,285         556
Tomkins PLC                                821,070       3,884
Trinity Holdings PLC                        80,000         407
Unilever PLC                               188,760       1,624
United Newspaper, Ltd. PLC                 122,200       1,391
Vendome PLC                                 53,000         418
Vickers, Ltd. PLC                           95,700         371
Vodafone Group PLC                         603,150       4,359
Wessex Water PLC                            96,400         812
Williams Holdings PLC                      128,333         712
WPP Group PLC                              170,000         757
Zeneca Group PLC                            36,000       1,275
                                                      --------
                                                       161,630
                                                      --------
Venezuela - 0.0%
CIA Anon Nacional Telefonos de
 Venezuela - ADR                             4,397         183
                                                      --------
                                                           183
                                                      --------

                                                International Securities Fund 73

International Securities Fund

December 31, 1997

                                          Number        Market
                                            of          Value
                                          Shares        (000)
                                        ----------    ---------
Total Common Stocks
 (cost $713,662)                                      $ 757,173
                                                      ---------
Preferred Stocks - 1.4%
Australia - 0.2%
News Corp., Ltd.                           174,237          862
Sydney Harbour Casino Holdings, Ltd. (a)   832,053          789
                                                      ---------
                                                          1,651
                                                      ---------
Austria - 0.2%
Bank Austria (a)                            20,064          893
Bank Austria AG (a)                         18,628          841
Z Landerbank Bank Austria AG                 3,800          180
                                                      ---------
                                                          1,914
                                                      ---------
Brazil - 0.2%
Banco Bradesco SA NPV                   24,087,361          237
Banco Itau SA (Regd)                       253,000          136
Brahma (cia Cervej) NPV                    264,711          178
Brasmotor SA NPV                           445,000           44
CEMIG SA                                 4,668,942          203
Cim Port Itau (Cia)                        313,600           60
Coteminas (Cia Tec) NPV                    312,000          112
Lojas Americanas NPV (a)                 4,389,000           21
Petroleo Brasileiro SA NPV               1,592,669          373
Telecomunicacoes - NPV                   1,505,538          401
Telecomunicacoes de Minas Gerais
 Class B NPV                               660,000           83
Telecomunicacoes de Minas Gerais
 Series B NPV (a)                            8,186            1
Telecomunicacoes do Rio de Janeiro SA NPV  694,625           72
Usiminas Uni Sd Mg NPV                      14,962           88
                                                        -------
                                                          2,009
                                                        -------
Germany - 0.7%
Bayer Motoren Werk                             600          307
Draegerwerk AG                                 950           17
Dyckerhoff AG                                  200           53
Fielmann AG                                  2,271           51
Fresenius AG                                   820          151
Henkel KGAA                                  3,000          189
Hombach Holding AG                           2,150          149
Hugo Boss                                      550          703
Jungheinrich                                   900          135
Krones AG NV                                   800          249
M.A.N. AG                                      200           45
Porsche AG                                     700        1,167
ProSieben Media AG NV (a)                    9,543          446
RWEAG                                       10,000          422
SAP AG                                       3,965        1,297
Wella AG                                       100           76
                                                      ---------
                                                          5,457
                                                      ---------
Italy-0.0%
Fiat SpA                                   135,300          207
                                                      ---------
                                                            207
                                                      ---------
Netherlands - 0.0%
International Nederlanden CVA                2,274           11
                                                      ---------
                                                             11
                                                      ---------
United States - 0.1%
WBK STRYPES Trust (conv.)                15,700             526
                                                      ---------
                                                            526
                                                      ---------
Total Preferred Stocks
(cost $9,658)                                            11,775
                                                      ---------
                                        Principal
                                         Amount
                                          (000)
                                        ---------
Long-Term Investments - 0.2%
Belgium - 0.0%
Kredietbank
   5.750% due 12/03/03 (conv.) BEF       15,000              63
                                                      ---------
                                                             63
                                                      ---------
Japan - 0.2%
Bank of Tokyo - Cayman
 Finance, Ltd. (Perpetual Maturity)
   4.250% due 03/31/49 JPY               90,000             755
Sumitomo Wiring Systems
   0.900% due 09/30/08                   40,000             245
Yamanouchi Pharmaceutical (conv.)
   1.250% due 03/31/14                   60,000             651
                                                      ---------
                                                          1,651
                                                      ---------
Total Long-Term Investments
(cost $2,080)                                             1,714
                                                      ---------

74 International Securities Fund

International Securities Fund

December 31, 1997

                                         Principal      Market
                                          Amount        Value
                                           (000)        (000)
                                         ---------     -------
Short-Term Investments - 5.8%
United States - 5.8%
Frank Russell Investment Company
   Money Market Fund, due on demand(b)   $  39,019     $ 39,019
United States Treasury Notes
     5.125% due 04/30/98 (c)                 9,400        9,388
                                                      ---------
Total Short-Term Investments
 (cost $48,409)                                          48,407
                                                      ---------
Total Investments
(identified cost $773,809)(d) - 97.4%                   819,069
Other Assets and Liabilities,
Net - 2.6%                                               21,968
                                                      ---------

Net Assets - 100.0%                                   $ 841,037
                                                      =========


(a) Nonincome-producing security.
(b) At cost, which approximates market.
(c) Held as collateral by the custodian in connection with futures purchased by the Fund.
(d) See Note 2 for federal income tax information.

Abbreviations:
ADR - American Depositary Receipt
GDR - Global Depositary Receipt
GDS - Global Depositary Share
NPV - No Par Value
NV  - Nonvoting
PLC - Public Limited Company

Foreign Currency Abbreviations:
AUD - Australian dollar           IEP - Irish punt
BEF - Belgian franc               ITL - Italian lira
CAD - Canadian dollar             JPY - Japanese yen
DEM - German mark                 NLG - Dutch guilder
ESP - Spanish peseta              NOK - Norwegian krone
FRF - French franc                NZD - New Zealand dollar
GBP - British pound               USD - U.S. dollar


      The accompanying notes are an integral part of the financial statements.

                                                International Securities Fund 75

International Securities Fund

December 31, 1997

                                                       Unrealized
                                          Number      Appreciation
                                            of       (Depreciation)
                                         Contracts       (000)
                                         ---------   -------------
Futures Contracts
(Notes 2 and 3)

FTSE - 100 Index
 Futures Contracts (UK)
 expiration date 03/98                         110     $   (159)
TOPIX Index
 Futures Contracts (Japan)
 expiration date 03/98                         299       (1,116)
                                                       --------
Total Unrealized Appreciation
   (Depreciation) on Open Futures
   Contracts Purchased ((S))                           $ (1,275)
                                                       ========

(S)  At December 31, 1997, United States Treasury Notes valued at
     $9,388 were held as collateral by the custodian in connection with futures contracts purchased by the Fund.

                                         % of          Market
                                         Net           Value
Industry Diversification                Assets         (000)
------------------------               --------     -----------
Auto & Transportation                      5.4%     $   45,533
Consumer Discretionary                    16.3         136,640
Consumer Staples                           6.9          58,007
Financial Services                        17.0         143,515
Health Care                                5.8          48,526
Integrated Oils                            3.6          30,487
Materials & Processing                    10.9          91,887
Miscellaneous                              5.0          41,805
Other Energy                               2.4          19,861
Producer Durables                          6.8          57,248
Technology                                 2.8          23,816
Utilities                                  8.5          71,623
Long-Term Investments                      0.2           1,714
Short-Term Investments                     5.8          48,407
                                     ---------      ----------
Total Investments                         97.4         819,069
Other Assets and Liabilities, Net          2.6          21,968
                                     ---------      ----------
Net Assets                               100.0%     $  841,037
                                     =========      ==========

                                        % of           Market
                                        Net            Value
 Geographic Diversification            Assets          (000)
 --------------------------           --------       ----------
 Europe                                  42.4%       $  356,262
 Japan                                   18.8           158,373
 United Kingdom                          19.2           161,630
 Pacific Basin                            6.3            52,957
 Latin America                            1.5            12,846
 United States (Short-Term Investments)   5.8            48,407
 Other                                    3.4            28,594
                                      --------       ----------
 Total Investments                       97.4           819,069
 Other Assets and Liabilities, Net        2.6            21,968
                                      --------       ----------
 Net Assets                            100.0%        $  841,037
                                      ========       ==========

  The accompanying notes are an integral part of the financial statements.

76 International Securities Fund

International Securities Fund

Foreign Currency Exchange Contracts (Note 2)

December 31, 1997


  Foreign Currency Exchange Spot Contracts


                                                 Unrealized
  Contracts to     In Exchange                  Appreciation
    Deliver            For        Settlement   (Depreciation)
     (000)            (000)         Date           (000)
 -------------     -------------  ----------   -------------
USD         160    AUD       244   01/02/98    $          (1)
USD          45    AUD        68   01/05/98               --
USD         188    AUD       288   01/07/98               --
USD          14    AUD        21   01/08/98               --
USD          71    FRF       424   01/30/98               --
USD         140    GBP        85   01/06/98               (1)
USD         118    JPY    15,375   01/05/98               (1)
USD         139    JPY    18,110   01/07/98               (1)
AUD          46    DEM        53   01/02/98               (1)
CAD          59    DEM        74   01/02/98               (1)
ESP       7,974    DEM        94   01/02/98               --
GBP         126    DEM       374   01/02/98                2
IEP          10    DEM        26   01/05/98               --
JPY      14,528    DEM       200   01/06/98               --
NOK         186    DEM        45   01/05/98               --
JPY      10,760    GBP        50   01/06/98               --
DEM         575    USD       321   01/05/98                2
ESP     150,508    USD     1,002   01/02/98               14
ESP      24,452    USD       161   01/05/98                1
FRF       1,486    USD       249   01/30/98                1
GBP          66    USD       109   01/07/98                1
ITL     379,612    USD       218   01/05/98                3
NLG         338    USD       168   01/05/98                1
NLG         350    USD       174   01/06/98               --
NZD          70    USD        41   01/05/98               --
                                               -------------
                                               $          19
                                               =============

 Forward Foreign Currency Exchange Contracts

                                                Unrealized
 Contracts to     In Exchange                  Appreciation
    Deliver           For        Settlement   (Depreciation)
     (000)           (000)          Date          (000)
 -------------    -------------  ----------   -------------
USD      34,501   GBP    21,000   03/20/98    $       (143)
USD      37,341   JPY 4,700,000   03/20/98            (921)
DEM      14,170   USD     8,042   03/18/98             129
GBP       4,750   USD     7,877   03/20/98             106
JPY   2,049,000   USD    16,298   02/25/98             476
JPY   1,175,000   USD     9,197   03/20/98              91
                                              ------------
                                              $       (262)
                                              ============

   The accompanying notes are an integral part of the financial statements.

                                                International Securities Fund 77

International Securities Fund

Statement of Assets and Liabilities

December 31, 1997

                                                                                                                    Amounts in
                                                                                                                 thousands (except
                                                                                                                 per share amount)
                                                                                                                -------------------
Assets
Investments at market (identified cost $773,809)(Note 2) ..................................................     $           819,069
Foreign currency holdings (identified cost $12,315) .......................................................                  12,079
Forward foreign currency exchange contracts (cost $113,255)(Note 2) ......................................                  112,191
Foreign currency exchange spot contracts (cost $4,459)(Note 2) ............................................                   4,447
Receivables:
  Dividends and interest ..................................................................................                   1,601
  Investments sold ........................................................................................                  10,142
  Fund shares sold ........................................................................................                   5,675
  Foreign taxes recoverable ...............................................................................                     608
                                                                                                                -------------------
       Total Assets .......................................................................................                 965,812

Liabilities
Payables:
  Investments purchased .............................................................    $            4,659
  Fund shares redeemed ..............................................................                 1,970
  Accrued fees to affiliates (Note 4) ...............................................                   786
  Other accrued expenses ............................................................                   437
  Daily variation margin on futures contracts (Notes 2 and 3) .......................                    42
Forward foreign currency exchange contracts (cost $113,255)(Note 2) .................               112,453
Foreign currency exchange spot contracts (cost $4,459)(Note 2) ......................                 4,428
                                                                                         ------------------
    Total Liabilities .....................................................................................                 124,775
                                                                                                               --------------------
Net Assets ................................................................................................    $            841,037
                                                                                                               ====================
Net Assets consist of:
Accumulated distributions in excess of net investment income ..............................................    $             (5,606)
Accumulated distributions in excess of net realized gains .................................................                 (13,313)
Unrealized appreciation (depreciation) on:
  Investments .............................................................................................                  45,260
  Futures contracts .......................................................................................                  (1,275)
  Foreign currency-related transactions ...................................................................                    (570)

Shares of beneficial interest .............................................................................                     154
Additional paid-in capital ................................................................................                 816,387
                                                                                                               --------------------
Net Assets ................................................................................................    $            841,037
                                                                                                               ====================
Net Asset Value, offering and redemption price per share:
    Class S ($839,766,613 divided by 15,353,898 shares of $.01 par value
      shares of beneficial interest outstanding) ..........................................................   $               54.69
                                                                                                              =====================
    Class C ($1,270,665 divided by 23,255 shares of $.01 par value
      shares of beneficial interest outstanding) ..........................................................   $               54.64
                                                                                                              =====================

        The accompanying notes are an integral part of the financial statements.

78 International Securities Fund

International Securities Fund

Statement of Operations

For the Year Ended December 31, 1997

                                                                                                                Amounts in thousands
                                                                                                               --------------------
Investment Income:
    Dividends ..............................................................................................   $             16,009
    Dividends from Money Market Fund (Note 5) ..............................................................                  3,012
    Interest ...............................................................................................                    647
    Less foreign taxes withheld ............................................................................                 (1,881)
                                                                                                               --------------------
       Total Investment Income .............................................................................                 17,787

Expenses (Notes 1, 2 and 4):
    Management fees ................................................................     $            7,751
    Custodian fees .................................................................                  1,751
    Transfer agent fees ............................................................                    504
    Bookkeeping service fees .......................................................                    100
    Professional fees ..............................................................                     46
    Trustees' fees .................................................................                      4
    Miscellaneous ..................................................................                     76
    Registration fees
      Class S ......................................................................                     79
      Class C ......................................................................                      1
    Distribution fees - Class C ....................................................                      4
    Shareholder servicing fees - Class C ...........................................                      3
                                                                                         ------------------
       Total Expenses .....................................................................................                  10,319
                                                                                                               --------------------
Net investment income .....................................................................................                   7,468
                                                                                                               --------------------
Realized and Unrealized
    Gain (Loss) on Investments (Notes 2 and 3)
  Net realized gain (loss) from:
  Investments ......................................................................                 28,910
  Futures contracts ................................................................                  1,727
  Foreign currency-related transactions ............................................                 (5,117)                 25,520
                                                                                         ------------------
Net change in unrealized appreciation or depreciation of:
  Investments ......................................................................                (32,916)
  Futures contracts ................................................................                   (742)
  Foreign currency-related transactions ............................................                   (208)                (33,866)
                                                                                         ------------------    --------------------

Net gain (loss) on investments ............................................................................                  (8,346)
                                                                                                               --------------------
Net increase (decrease) in net assets resulting from operations ...........................................    $               (878)
                                                                                                               ====================

      The accompanying notes are an integral part of the financial statements.

                                                International Securities Fund 79

International Securities Fund

Statements of Changes in Net Assets

For the Years Ended December 31,

                                                                                                       Amounts in thousands
                                                                                                     1997                1996
                                                                                              -----------------   -----------------
Increase (Decrease) in Net Assets
From Operations:
   Net investment income.................................................................     $           7,468   $           6,195
   Net realized gain (loss)..............................................................                25,520              23,177
   Net change in unrealized appreciation or depreciation.................................               (33,866)             20,308
                                                                                              -----------------   -----------------
         Net increase (decrease) in net assets resulting from operations.................                  (878)             49,680
                                                                                              -----------------   -----------------
From Distributions to Shareholders:
    Net investment income
      Class S............................................................................                (5,261)             (3,797)
      Class C............................................................................                    (3)                 (3)

    In excess of net investment income
      Class S............................................................................                (3,871)             (2,153)
      Class C............................................................................                    (3)                 (2)

    Net realized gain on investments
      Class S............................................................................               (31,097)            (22,766)
      Class C............................................................................                   (45)                (13)

    In excess of net realized gain on investments
      Class S............................................................................               (15,023)                --
      Class C............................................................................                   (22)                --
                                                                                              -----------------    ----------------
         Total Distributions to Shareholders.............................................               (55,325)            (28,734)
                                                                                              -----------------    ----------------
From Fund Share Transactions:
    Net increase (decrease) in net assets from Fund share transactions (Note 6) .........               153,002              99,903
                                                                                              -----------------   -----------------
Total Net Increase (Decrease) in Net Assets..............................................                96,799             120,849

Net Assets
   Beginning of period...................................................................               744,238             623,389
                                                                                              -----------------   -----------------
   End of period (including accumulated distributions in excess of
    net investment income of $5,606 and $2,204, respectively)............................     $         841,037   $         744,238
                                                                                              =================   =================

   The accompanying notes are an integral part of the financial statements.

80 International Securities Fund

International Securities Fund

Financial Highlights - Class S

The following table includes selected data for a share outstanding throughout each year or period and other performance information derived from the financial statements.

                                                                     1997         1996        1995       1994         1993
                                                                   --------     --------    --------    --------    --------
Net Asset Value, Beginning of Period ...........................   $ 58.48      $ 56.61     $ 53.96     $ 57.95     $ 44.75

Income From Investment Operations:
   Net investment income .......................................       .56          .53         .56         .44         .40
   Net realized and unrealized gain (loss) on investments ......      (.46)        3.72        4.89        1.23       14.53
                                                                   --------     --------    --------    --------    --------

        Total Income From Investment Operations ................       .10         4.25        5.45        1.67       14.93
                                                                   --------     --------    --------    --------    --------
Less Distributions:
   Net investment income .......................................      (.37)        (.31)       (.88)       (.04)       (.38)
   In excess of net investment income ..........................      (.27)        (.17)       (.23)       (.02)       (.23)
   Net realized gain on investments ............................     (2.19)       (1.90)      (1.69)      (5.60)      (1.12)
   In excess of net realized gain on investments ...............     (1.06)          --          --          --          --
                                                                   --------     --------    --------    --------    --------
Total Distributions ............................................     (3.89)       (2.38)      (2.80)      (5.66)      (1.73)
Net Asset Value, End of Period .................................   $ 54.69      $ 58.48     $ 56.61     $ 53.96     $ 57.95
                                                                   ========     ========    ========    ========    ========
Total Return (%)(a) ............................................       .26         7.63       10.20        4.86       33.48

Ratios/Supplemental Data:
   Net Assets, end of period ($000 omitted).....................   839,767      743,615     623,389     563,333     454,482

Ratios to average net assets (%)(a):
   Operating expenses, net .....................................      1.26         1.30        1.30        1.30        1.38
   Operating expenses, gross ...................................      1.26         1.31        1.31        1.33        1.42
   Net investment income .......................................       .91          .91         .97         .70         .82
Portfolio turnover rate (%) ....................................     73.54        42.43       42.96       72.23       60.22
Average commission rate paid per share
  of security ($ omitted)(b) ...................................     .0055        .0039         N/A         N/A         N/A

(a)  Periods less than one year are not annualized.
(b) In certain foreign markets the relationship between the translated U.S. dollar price per share and commission paid per share may vary from that of domestic markets.

                                                International Securities Fund 81

International Securities Fund

Financial Highlights - Class C

The following table includes selected data for a share outstanding throughout each year or period and other performance information derived from the financial statements.


                                                                    1997           1996*
                                                                ------------   ------------
Net Asset Value, Beginning of Period .....................      $     58.47    $     58.56
                                                                ------------   ------------
Income From Investment Operations:
    Net investment income (loss) .........................              .35           (.03)
    Net realized and unrealized gain (loss) on investments             (.64)          1.68
                                                                ------------   ------------
       Total Income From Investment Operations ...........             (.29)          1.65
                                                                ------------   ------------
Less Distributions:
    Net investment income ................................             (.14)          (.27)
    In excess of net investment income ...................             (.15)          (.16)
    Net realized gain on investments .....................            (2.19)         (1.31)
    In excess of net realized gain on investments ........            (1.06)            --
                                                                ------------   ------------
       Total Distributions ...............................            (3.54)         (1.74)
                                                                ------------   ------------
Net Asset Value, End of Period ...........................      $     54.64    $     58.47
                                                                ============   ============
Total Return (%) .........................................             (.41)          2.86(a)

Ratios/Supplemental Data:
    Net Assets, end of period ($000 omitted) .............            1,271            623

    Ratios to average net assets (%)(b):
      Operating expenses .................................             1.96           2.00
      Net investment income (loss) .......................              .19           (.61)
    Portfolio turnover rate (%)(b) .......................            73.54          42.43
    Average commission rate paid per share
      of security ($ omitted)(c) .........................            .0055          .0039

 *  For the period November 4, 1996 (commencement of sale) to December 31, 1996.
(a) Total return represents performance for the period November 4, 1996 to December 31, 1996.
(b) The ratios for the period ended December 31, 1996 are annualized.
(c) In certain foreign markets the relationship between the translated U.S. dollar price per share and commission paid per share may vary from that of domestic markets.

82 International Securities Fund

Diversified Bond Fund

Portfolio Management Discussion

December 31, 1997 (Unaudited)

Objective: To provide effective diversification against equities and a stable level of cash flow.

Invests in: Fixed-income securities.

Strategy: The Fund uses a multi-style, multi-manager strategy and employed three managers with distinct approaches to managing portfolios of intermediate-maturity, investment-grade fixed income securities.

                           [LINE GRAPH APPEARS HERE]

Dates                   Diversified Bond-Class S                LB Aggregate **                   Lipper(c) Intermediate +
-----                   ------------------------                ---------------                   ------------------------
                                 $10,000                               $10,000                               $10,000
1988                             $10,766                               $10,789                               $10,696
1989                             $12,115                               $12,357                               $11,910
1990                             $13,034                               $13,464                               $12,752
1991                             $15,028                               $15,619                               $14,689
1992                             $16,014                               $16,775                               $15,679
1993                             $17,618                               $18,410                               $17,169
1994                             $17,046                               $17,873                               $16,596
1995                             $20,073                               $21,175                               $19,348
1996                             $20,761                               $21,944                               $19,963
1997                             $22,648                               $24,062                               $21,648



Diversified Bond Fund - Class S                                        Lehman Brothers Aggregate Bond Index

Periods Ended            Growth of           Total           Periods Ended              Growth of             Total
12/31/97                 $10,000             Return            12/31/97                  $10,000              Return
-----------------      -----------         -----------      --------------         -----------------      ------------
1 Year                    $ 10,909           9.09%             1 Year                    $ 10,966            9.66%
5 Years                     14,143           7.18%(S)          5 Years                   $ 14,345            7.48%(S)
10 Years                    22,648           8.52%(S)          10 Years                  $ 24,062            9.18%(S)

Diversified Bond Fund - Class C ++                             Lipper(C)Intermediate Investment Grade Debt Funds Average

Periods Ended            Growth of            Total         Periods Ended               Growth of             Total
  12/31/97               $10,000             Return            12/31/97                  $10,000              Return
-----------------      -----------         -----------      --------------         -----------------      ------------
1 Year                    $ 10,835           8.35%             1 Year                    $ 10,844            8.44%
5 Years                   $ 14,033           7.01%(S)          5 Years                   $ 13,807            6.66%(S)
10 Years                  $ 22,473           8.43%(S)          10 Years                  $ 21,648            8.03%(S)

* The Diversified Bond Fund - Class S assumes initial investment on January 1, 1988.

** Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

+ Lipper(C) Intermediate (5-10 Yr.) Investment Grade Debt Funds Average is the average total return for the universe of funds within the Intermediate Investment Grade Debt Funds investment objective. The total return for the funds reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

++ The Diversified Bond Fund - Class C - For the period, November 4, 1996 (commencement of sales) to December 31, 1997, shareholder service and Rule 12b-1 distribution fees were charged. Total return would have been lower had these fees been in effect during prior reporting periods. Class S performance linked with Class C to provide historical perspective.

(S) Annualized.


84 Diversified Bond Fund

Diversified Bond Fund

Portfolio Management Discussion

December 31, 1997 (Unaudited)

Performance Review

For the year ended December 31, 1997, the Diversified Bond Fund Class S and Class C shares reflected total returns of 9.1% and 8.4%, respectively, as compared to the Lehman Brothers Aggregate Bond Index, which gained 9.7%. The index outperformed the Fund primarily due to the Fund's shorter duration through part of the year, which reflected some of the uncertainty in the market, with Fed intervention an almost constant concern. With yields falling on intermediate- and longer-maturity bonds, the best returns were produced by longer duration strategies. The bellwether 30-year treasury bond returns exceeded 15% for the year.

Portfolio Highlights

Interest rates declined throughout the year as signs of disinflation, or even deflation, helped ease yields. Although quite volatile again in 1997, the trend in falling yields was strong, with the yield on the long bond reaching its lowest point since its introduction in 1977. The Federal Reserve Board added uncertainty to the market, but made only one interest rate move during the year, a 1/4% increase in the first quarter. With trends in the economy suggesting stable growth and no inflation, investors found appealing opportunities in several segments of the bond markets, including lower quality corporate issues.

Uncertainties in the marketplace for bonds created some challenging opportunities to add value. The Fund generated positive returns through security selection, with a focus on exploiting favorable yield spreads, particularly in mortgage-backed securities. However, mortgage-backed securities appeared to be exposed to prepayments late in the year, as rates on mortgages reached very attractive levels. Contrary to these expectations, the sector proved to be the best performer versus duration-equivalent alternatives. Reflecting the benefit of multiple manager perspectives, PIMCO was able to maintain an overweighting in the sector by focusing on securities less vulnerable to prepayment concerns, helping offset the reduction in mortgage-backed positions by Standish, Ayer & Wood. While the strong performance of corporate issues throughout the first three quarters also contributed positively to the Fund's performance, the market's flight to quality in the fourth quarter produced weak returns from lower quality issues in the sector.

-------------------------------------------------------------------------------
Top Ten Issuers
(as a percent of Total Investments)                     December 31, 1997

United States Treasury                                         25.4%
Federal Home Loan Mortgage Corp.                               11.1
Federal National Mortgage Association                          11.1
Government National Mortgage Association                        7.7
CIT Group Holdings, Inc.                                        0.7
Green Tree Financial Corp.                                      0.7
Fingerhut Master Trust                                          0.7
Resolution Funding Corp.                                        0.6
Premier Auto Trust                                              0.6
Fleetwood Credit Corp.                                          0.5
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Portfolio Characteristics
                                                        December 31, 1997

Weighted Average Quality Diversification                            AAA
Weighted Average Years-to-Maturity                            8.8 Years
Weighted Average Duration                                     4.6 Years
Current Yield (SEC 30-day standardized)
 Class S                                                          5.88%
 Class C                                                          5.17%
Number of Issues                                                   775
Number of Issuers                                                  520
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Money Managers                                                 Styles

Lincoln Capital Management Co.                            Enhanced Core
Pacific Investment Management Co.                         Broad Market-Sector
                                                              Rotation
Standish, Ayer & Wood, Inc.                               Broad Market-Sector
                                                              Rotation
--------------------------------------------------------------------------------

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                        Diversified Bond Fund 85

Diversified Bond Fund

Statement of Net Assets

December 31, 1997

                                                Principal Amount   Market Value
                                                     (000)            (000)
                                                --------------    -------------
Long-Term Investments - 94.4%
Asset-Backed Securities - 9.9%
Advanta Home Equity Loan Trust
  Series 1991-1 Class A
     9.000% due 02/25/06                        $          54     $         56
Advanta Mortgage Loan Trust
  Series 1997-3 Class A7
     6.920% due 10/25/28                                1,000            1,015
AFC Home Equity Loan Trust
  Series 1996-2 Class 1 A3
     7.590% due 09/25/27                                1,315            1,330
American Express Credit Account
  Master Trust
  Series 1997-1 Class A
     6.400% due 04/15/05                                2,000            2,021
Arcadia Automobile Receivables Trust
  Series 1997-C Class A3
     6.250% due 11/15/01                                1,600            1,605
BankAmerica Manufactured Housing Contract
  Series 1997-1 Class A4
     6.200% due 06/10/10(c)                             1,000            1,003
California Infrastructure PG&E-1
  Series 1997-1 Class A4
     6.160% due 06/25/03                                1,285            1,285
Capita Equipment Receivables Trust
  Series 1996 - 1 Class A4
     6.280% due 06/15/00                                  860              862
Case Equipment Loan Trust
  Series 1996 - B Class A3
     6.650% due 09/15/03                                3,460            3,486
Chevy Chase Auto Receivables Trust
  Series 1997-1 Class A
     6.500% due 10/15/03                                1,709            1,719
Circuit City Credit Card Master Trust
     8.000% due 11/15/03                                2,030            2,098
Citibank Credit Card Master Trust I
  Series 1997-3 Class A
     6.839% due 02/10/04 (c)                              980              995
Contimortgage Home Equity Loan Trust
  Mortgage Pass-thru Certificate
     Series 1994-3 Class A-4
     7.850% due 06/01/24                                  374              389
  Series 1994-4 Class A-6
     8.270% due 12/15/24                                  269              277
  Series 1995-1 Class A2-A
     8.600% due 06/15/25                                    1                1
  Series 1996-4 Class A-9
     6.880% due 01/15/28                                  825              833
  Series 1997-2 Class A6
     7.120% due 03/15/16                                  825              846
Discover Card Trust
  Series 1992-B Class A
     6.800% due 06/16/00                                   73               72
EQCC Home Equity Loan Trust
  Series 1997-1 Class A4
     7.160% due 03/15/13                                  900              927
Fleetwood Credit Corporation Grantor Trust
  Series 1997-B Class A
     6.400% due 05/15/13 (c)                            4,014            4,044
Green Tree Financial Corp.
  Series 1997-1 Class Ml
     7.220% due 03/15/28 (c)                            1,200            1,211
  Series 1997-4 Class Ml
     7.220% due 02/15/29                                  925              942
  Series 1997-7 Class A5
     6.540% due 07/15/19                                3,000            3,017
Green Tree Recreational Equipment
  Series 1997-3 Class Al
     6.550% due 07/15/28                                3,266            3,278
Key Auto Finance Trust
  Series 1997-1 Class A3
     6.150% due 03/15/04                                1,455            1,460
Metris Master Trust
  Series 1996-1 Class A
     6.450% due 02/20/02                                4,900            4,926
  Series 1997 - 1 Class A
     6.870% due 10/20/05                                  745              766
Navistar Financial Owner Trust
  Series 1997-A Class A3
     6.750% due 03/15/02                                1,475            1,494
  Series 1997-B Class A3
     6.200% due 03/15/01                                2,500            2,503
Norwest Financial, Inc.
     6.375% due 11/15/03                                  575              577
Oakwood Mortgage Investors, Inc.
  Series 1996-B Class A2
     6.800% due 10/15/26 (c)                            1,000            1,014
  Series 1997-D Class A3
     6.500% due 02/15/28                                  605              604
Onyx Acceptance Grantor Trust
  Series 1997-1 Class A
     6.550% due 09/15/03 (c)                              122              122
  Series 1997-4 Class A
     6.300% due 05/l5/04                                2,580            2,584
Preferred Credit Corp.
  Series 1997-1 Class A6
      7.590% due 07/25/26                                 850              891

86 Diversified Bond Fund

Diversified Bond Fund

December 31, 1997

                                                   Principal             Market
                                                    Amount               Value
                                                     (000)               (000)
                                                --------------       -------------
Premier Auto Trust
  Series 1996-4 Class A4
     6.400% due 10/06/01                           $      935           $  940
  Series 1997-2 Class AS
     6.320% due 03/06/02                                3,770            3,792
Providian Master Trust
     6.250% due 06/15/07                                1,565            1,575
Sears Credit Account Master Trust
  Series 1997-1 Class A
     6.200% due 07/16/07                                3,105            3,103
Sears Credit Account Master Trust II
  Series 1996-2 Class A
     6.500% due 10/15/03                                  740              745
Team Fleet Financing Corp.
  Series 1997-1 Class A
     7.350% due 05/15/03                                1,800            1,866
The Money Store Home Equity Loan Trust
  Series 1994-D Class A4
     8.750% due 09/15/20                                  700              727
Wal-Mart Stores, Inc.
  Series 1994-B3
     8.800% due 12/30/14                                  315              377
WFS Financial Owner Trust
  Series 1997-B Class A3
     6.300% due 06/20/99                                1,580            1,590
World Omni Automobile Lease
  Securitization Trust
  Series 1996-B Class A2
     6.200% due 11/15/02                                  774              775
  Series 1997-A Class B
     7.300% due 06/25/03 (144A)(c)                        750              762
  Series 1997-B Class A3
     6.180% due 11/25/03                                1,565            1,566
                                                                   ------------
                                                                        68,071
                                                                   ------------
Bankers Acceptance Notes - 0.2%
Mellon Bank, NA
    7.625% due 09/15/07                                   355              383
    Signet Bank
    7.800% due 09/15/06                                   750              813
                                                                   -------------

                                                                         1,196
                                                                   -------------
Corporate Bonds and Notes - 15.7%
     Ahmanson Capital Trust I, Series A
     8.360% due 12/01/26                                  400              430

Air Products & Chemicals, Inc.
     8.750% due 04/15/21                                  250              308
Allegiance Corp.
     7.300% due 10/15/06                                  875              913
     7.000% due 10/15/26                                  130              134
America West Airlines Series A
     6.850% due 07/02/09                                  480              488
American Express Co.
     8.500% due 08/15/01                                  255              273
American General Finance Corp.
     8.500% due 06/15/99                                  570              588
American Health Properties
     7.050% due 01/15/02                                  550              560
American Stores Co.
     8.000% due 06/01/26                                  690              772
Analog Devices, Inc.
     6.625% due 03/01/00                                  125              126
Aristar, Inc.
     6.300% due 07/15/00                                1,270            1,272
Associates Corp. of North America
  Series H (MTN)
     6.250% due 03/15/99                                1,010            1,012
     6.500% due 07/15/02                                  450              454
     7.090% due 04/11/03                                  400              416
AT&T Corp.
     8.625% due 12/01/31                                  220              242
Atlantic Richfield Co.
     9.125% due 08/01/31                                  550              723
AVCO Financial Services, Inc.
     7.250% due 07/15/99                                  275              280
     8.500% due 10/15/99                                  405              421
     6.000% due 08/15/02                                  800              789
Baltimore Gas & Electric Co.
     6.500% due 02/15/03                                  840              852
Banc One, Columbus, Ohio
     7.375% due 12/01/02                                  120              125
Bank of New York, Inc.
     7.875% due 11/15/02                                  350              374
BankAmerica Corp.
     6.850% due 03/01/03                                  425              433
     6.875% due 06/01/03                                  260              266
Barnett Bank, Inc.
     6.900% due 09/01/05                                  405              415
Baxter International, Inc.
     7.650% due 02/01/27                                  100              110
Bell Telephone Co. of Pennsylvania
     8.350% due 12/15/30                                  355              442

                                                        Diversified Bond Fund 87

Diversified Bond Fund

December 31, 1997

                                          Principal        Market
                                           Amount           Value
                                            (000)           (000)
                                          ---------       --------
BellSouth Telecommunications
     7.000% due 12/01/95                  $     385       $    401
Beneficial Corp.
     8.400% due 05/15/08                      1,235          1,431
Boeing Co.
     8.750% due 08/15/21                        550            689
Carolina Power & Light Co.
     6.875% due 08/15/23                        410            398
Case Corp.
     7.250% due 08/01/05                        330            344
     7.250% due 01/15/16                        295            308
Caterpillar Financial Services (MTN)
     9.500% due 02/06/07                        420            510
Caterpillar, Inc.
     8.000% due 02/15/23                        200            229
Central Fidelity Banks, Inc.
     8.150% due 11/15/02                        170            183
Central Power & Light Co.
   Series FF
     6.875% due 02/01/03                        600            618
Champion International Corp.
     6.400% due 02/15/26                        460            457
Chase Manhattan Corp.
     6.500% due 08/01/05                        300            300
Chesapeake & Potomac Telephone Co.
     8.375% due 10/01/29                        230            285
Chrysler Corp.
     7.450% due 03/01/27                        450            481
Chrysler Financial Corp.
     9.500% due 12/15/99                        275            292
Cincinnati Gas & Electric Co.
     7.200% due 10/01/23                        410            411
CIT Group Holdings, Inc.
     6.350% due 07/31/98                      3,000          3,007
CIT Group Holdings, Inc. (MTN)
     6.625% due 06/28/99                      1,200          1,211
     6.700% due 05/02/00                        500            506
     6.375% due 10/01/02                        800            800
Citicorp
     6.000% due 05/24/01 (MTN)(c)             2,000          2,000
     9.500% due 02/01/02                        120            134
     7.125% due 06/01/03                        390            405
Coca Cola Enterprises, Inc.
     7.000% due 10/01/26                        675            711
Colonial Realty LP (MTN)
     6.980% due 09/26/05                        450            461
Commercial Credit Group, Inc.
     5.750% due 07/15/00                        295            292
     7.875% due 07/15/04                        805            868
     8.700% due 06/15/10                        380            451
Commonwealth Edison Co. Series 85
     7.375% due 09/15/02                        945            982
Conagra, Inc. (MTN)
     8.100% due 05/20/02                        300            321
Consolidated Natural Gas Co.
     8.625% due 12/01/11                         31             32
Consolidated Rail Corp.
   Pass-thru Certificate Structured Note
   Series 1995 Class A
     6.760% due 05/25/15                        469            474
Constitution Capital Trust I
     9.150% due 04/15/27                        400            450
CoreStates Capital Corp.
     5.875% due 10/15/03                        400            390
Crown Cork & Seal Finance PLC
     7.000% due 12/15/06                        750            770
Dayton Hudson Corp.
     6.400% due 02/15/03                        295            295
     7.500% due 07/15/06                        100            106
Discover Credit Corp. (MTN)
     8.350% due 04/27/99                        360            370
Dole Food Co., Inc.
     6.750% due 07/15/00                        170            171
Duke Power Co.
     7.000% due 07/01/33                        695            684
Eastman Chemical Co.
     7.250% due 01/15/24                        300            310
Equitable Life Assurance Society
     7.700% due 12/01/15                      1,575          1,694
Excel Realty Trust, Inc.
     6.875% due 10/15/04                        775            778
Federal Express Corp.
     7.600% due 07/01/97                        300            316
Federal Realty Investment Trust
     7.480% due 08/15/26                        325            342
Finova Capital Corp.
     7.125% due 05/01/02                        925            951
First Chicago Corp.
     8.875% due 03/15/02                        505            553
First Interstate Bancorp (MTN)
     9.375% due 0l/23/02                        135            148
First Union Institutional Capital Trust I
     8.040% due 12/01/26                        225            237

88 Diversified Bond Fund

Diversified Bond Fund

December 31, 1997

                                          Principal             Market
                                           Amount                Value
                                            (000)                (000)
                                          ---------            --------
First Union National Bank, Newark (MTN)
     7.125% due 10/15/06                  $     500            $    521
Fleet Financial Group, Inc.
     8.125% due 07/01/04                        595                 647
Florida Residential Property & Casualty
   Insurance Co., Series A
     7.375% due 07/01/03                      1,700               1,759
Ford Motor Credit Co.
     7.500% due 06/15/04                        300                 318
Ford Motor Credit Co. (MTN)
     6.000% due 02/27/01                      1,170               1,163
     6.290% due 03/05/0l                        580                 581
Fort James Corporation
     6.625% due 09/15/04                        745                 747
Fortune Brands, Inc.
     8.625% due 11/15/21                        420                 504
     7.875% due 01/15/23                         80                  89
General Electric Capital Corp.
     8.300% due 09/20/09                        235                 272
     6.660% due 05/01/18 (c)                    775                 785
General Motors Acceptance Corp.
     6.625% due 10/01/02                      1,975               2,002
Grand Metropolitan Investment Corp.
     7.450% due 04/15/35                        300                 335
Great Atlantic & Pacific Tea, Inc.
     7.750% due 04/15/07                      1,600               1,687
Hertz Corp.
     7.625% due 08/01/02                        550                 574
     9.000% due 11/01/09                        230                 272
Household Finance Corp.
     6.375% due 06/30/00                      1,200               1,204
Hutchison Whampoa Finance, Ltd.
     7.450% due 08/01/17                      1,475               1,427
ICI Wilmington, Inc.
     6.950% due 09/15/04                        380                 391
International Lease Finance Corp.
     5.750% due 01/15/99                        455                 453
     6.375% due 08/01/01                        400                 401
     6.375% due 02/15/02                        400                 401
IRT Property Co.
     7.250% due 08/15/07                        450                 466
ITT  Financial Corp.
     7.400% due 11/15/25                        715                 750
Jackson National Life Insurance Co.
     8.150% due 03/15/27                        950               1,044
JC Penney & Co., Inc.
     7.250% due 04/01/02                        850                 880
     7.600% due 04/01/07                        550                 592
JPM Capital Trust I
     7.540% due 01/15/27                        225                 229
Kansas Gas & Electric, Co.
     7.600% due 12/15/03                        200                 211
     6.500% due 08/01/05                        450                 452
Key Corporation
     7.500% due 06/15/06                        750                 798
Lasmo USA, Inc.
     7.500% due 06/30/06                        380                 402
     6.750% due 12/15/07                        400                 403
Liberty Mutual Insurance Co.
     8.500% due 05/15/25                        500                 579
     7.875% due 10/15/26                        500                 537
     7.697% due 10/15/97                        650                 685
Lockheed Martin Corp.
     7.750% due 05/01/26                        600                 665
Mashantucket Western Pequot
     6.910% due 09/01/12                        475                 498
May Department Stores Co.
     6.875% due 11/01/05                        480                 493
Mellon Capital II Series B
     7.995% due 01/15/27                        320                 344
Merrill Lynch & Co., Inc.
     6.550% due 08/0l/04                        725                 731
Morgan Stanley Group, Inc.
     8.100% due 06/24/02                        125                 134
Motorola, Inc.
     7.500% due 05/15/25                        100                 111
Nabisco, Inc.
     6.700% due 06/15/02                        260                 263
Nationsbank Corp.
     7.750% due 08/15/04                        450                 482
New England Telephone &
   Telegraph Co.
     7.875% due 11/15/29                        235                 274
News America Holdings, Inc.
     7.750% due 0l/20/24                        300                 315
Northwestern Bell Telephone Co.
     7.750% due 05/01/30                        630                 701
Norwest Corp. Series H (MTN)
     6.750% due 06/15/07                        300                 307
Norwest Financial, Inc.
     6.250% due 11/01/02                        525                 524
     6.000% due 02/01/04                        600                 591
NYNEX Corp.
     9.550% due 05/01/10                        375                 436
Occidental Petroleum Corp.
     10.125% due 11/15/01                       210                 237

                                                        Diversified Bond Fund 89

Diversified Bond Fund

December 31, 1997

                                          Principal        Market
                                           Amount           Value
                                            (000)           (000)
                                          ---------       --------
Occidental Petroleum Corp. (MTN)
     8.500% due 11/09/01                  $     245       $    264
Pacific Bell
     7.500% due 02/01/33                        785            807
Pennsylvania Power & Light Co.
     6.875% due 03/01/04                      1,000          1,028
Pennzoil Co.
     10.125% due 11/15/09                        85            106
PepsiCo, Inc.
     7.625% due 12/18/98                        285            289
Philadelphia Electric Company
     7.125% due 09/01/02                        550            567
Philip Morris Cos., Inc.
     6.950% due 06/01/06                        295            306
     7.650% due 07/01/08                        310            329
Pitney Bowes Credit Corp.
     8.550% due 09/15/09                        460            542
Praxair, Inc.
     6.850% due 06/15/05                        700            721
Procter & Gamble Co. Sharing ESOP
   Series A
     9.360% due 01/01/21                         90            116
Ralston Purina Co.
     7.875% due 06/15/25                        615            680
Raytheon Co.
     6.450% due 08/15/02                        780            784
Realty Income Corp.
     7.750% due 05/06/07                      1,175          1,223
Republic New York Corp.
     9.750% due 12/01/00                        190            207
     8.250% due 11/01/01                        150            160
RJR Nabisco, Inc.
     8.625% due 12/01/02                        325            346
Rockwell International Corp.
     8.875% due 09/15/99                        255            266
Salomon Smith Barney Holdings
     6.625% due 07/01/02                        400            404
     7.000% due 03/15/04                        950            980
Seagram Co., Ltd.
     8.350% due 0l/15/22                        320            372
Sears Roebuck Acceptance Corp.
   Series II (MTN)
     6.690% due 04/30/01                        375            381
Service Corp. International
     6.750% due 06/01/01                        250            253
     7.375% due 04/15/04                        560            585
Shopping Center Associates
     6.750% due 0l/15/04                        750            757
Simon Debartolo Group LP
     6.875% due 10/27/05                        750            758
     6.875% due 11/15/06                        800            816
Socgen Real Estate Co. LLC
     7.640% due 12/29/49                        430            449
Southern California Edison Co.
   Series 1993 - E
     5.450% due 06/15/98                        600            599
Spieker Properties (MTN)
     8.000% due 07/19/05                        700            754
Summit Properties Inc.
     7.200% due 08/15/07                        475            489
Suntrust Banks, Inc.
     7.375% due 07/01/02                        700            729
Tenneco Corp.
     10.200% due 03/15/08                       590            741
Texaco Capital, Inc.
     9.750% due 03/15/20                        440            599
     8.875% due 09/01/21                        220            279
Texas Utilities Electric Co.
     9.500% due 08/01/99                        805            844
TIG Capital Trust I
     8.597% due 0l/15/27                      1,050          1,164
Time Warner, Inc.
     7.975% due 08/15/04                        300            320
     8.110% due 08/15/06                        600            650
     8.180% due 08/15/07                        600            653
Union Carbide Chemicals & Plastics
     7.875% due 04/01/23                        590            620
Union Oil Co. (MTN)
     9.400% due 02/15/11                        470            582
Union Pacific Corp.
     7.600% due 05/0l/05                        120            126
Union Pacific Railroad Trust
   Pass-thru Certificate
   Series 1996-A2
     7.060% due 05/15/03                        500            518
United Technologies Corp.
     8.750% due 03/01/21                        380            472
US Bank National - Minnesota
     6.079% due 12/19/01 (c)                  2,000          1,998
US West Capital Funding, Inc.
     7.900% due 02/01/27                        760            832
USA Waste Services, Inc.
     6.500% due 12/15/02                        825            824
Virginia Electric & Power Co.
     8.750% due 04/01/21                        200            215
Wachovia Corp.
     6.800% due 06/0l/05                        305            312

90 Diversified Bond Fund

Diversified Bond Fund

December 31, 1997


                                          Principal        Market
                                           Amount           Value
                                            (000)           (000)
                                          ---------       --------
Wal-Mart Stores, Inc.
     7.500% due 05/15/04                  $     300       $    320
Wells Fargo & Co.
     6.875% due 04/0l/06                        500            511
Wellsford Residential Property Trust
     9.375% due 02/01/02                        750            825
Westvaco Corp.
     9.750% due 06/15/20                        115            154
Whirlpool Corp.
     9.500% due 06/15/00                        250            269
Willamette Industries, Inc.
     7.850% due 07/01/26                        520            584
Wilmington Trust
     10.370% due 01/02/07                     1,711          2,001
World Financial Properties Tower
   Series 1996 WBF-B
     6.910% due 09/01/13                      1,188          1,234
                                                          --------
                                                           108,156
                                                          --------
Eurodollar Bonds - 0.4%
Finland, Republic of
     5.875% due 02/27/06                        475            470
Italy, Republic of
     6.875% due 09/27/23                        150            157
Ontario, Province of
     7.375% due 01/27/03                        525            553
Skandinaviska Enskilda Banken
     8.125% due 09/06/49 (g)                    800            863
Videotron Holdings PLC Step Up Bond
     11.125% due 07/01/04                       925            881
                                                          --------
                                                             2,924
                                                          --------
Mortgage-Backed Securities - 33.5%
ACLC Franchise Loan Receivables
   1997 Pass Thru Class Al
     7.120% due 03/15/12                        882            908
American Southwest Financial Corp.
   Series G Class G-4 CMO
     12.250% due 11/01/14                       238            271
BKD Commercial Mortgage Trust
   Series 1997-C1 Class B
     7.218% due 04/25/00(c)                   1,125          1,127
Chase Commercial Mortgage Securities Corp.
   Series 1997-1 Class E
     7.370% due 12/19/07 (c)                    800            804
Citicorp Mortgage Securities, Inc.
   Series 1992-1 Class A5
     8.000% due 04/25/21                        720            739
   Series 1997-5 Class Al
     6.500% due 11/25/27                      1,000          1,003
Collateralized Mortgage Obligation Trust
   56 Class B CMO
     9.985% due 12/01/18                        240            266
Commercial Mortgage Acceptance Corp.
   Series 1997-ML1 Class Al
     6.500% due 11/15/04 (c)                  1,225          1,234
CSFB Finance Co., Ltd.
   Series 1995-A Class A
     7.542% due 11/15/05 (c)                    450            460
Delta Funding Home Equity Loan Trust
   Series 1997-3 Class MIF
     7.080% due 10/25/28                        500            504
DLJ Mortgage Acceptance Corp.
   Series 1993 Class A-2 CMO
     7.650% due 09/18/03                      2,500          2,550
Federal Home Loan Mortgage Corp. (b)
     6.000% 15 Year TBA Gold                  3,385          3,330
     6.500% 15 Year TBA                       1,905          1,908
     6.500% 30 Year TBA                      23,500         23,228
     7.000% 30 Year TBA                       4,110          4,146
     7.500% 30 Year TBA                       4,775          4,890
Federal Home Loan Mortgage Corp. Groups
   Participation Certificate
     7.000% due 1998                             19             19
     7.500% due 2001                            201            204
     7.000% due 2002                             81             83
     7.000% due 2003                            335            339
     6.750% due 2007                            382            386
     7.000% due 2008                             82             83
     8.000% due 2008                            146            151
     8.500% due 2008                            167            174
     6.500% due 2009                          1,720          1,729
     7.500% due 2009                          1,493          1,536
     8.000% due 2009                            282            292
     7.500% due 2010                             57             59
     8.000% due 2010                             53             54
     6.000% due 2011                          3,271          3,233
     6.500% due 2011                            640            644
     7.500% due 2011                            523            538
     8.000% due 2011                            519            536
     6.000% due 2012                          1,050          1,035
     6.500% due 20l2                            715            717


                                                        Diversified Bond Fund 91

Diversified Bond Fund

December 31, 1997


                                         Principal         Market
                                          Amount            Value
                                           (000)            (000)
                                        ----------        --------
     7.500% due 2012                    $      829        $    851
     8.000% due 2012                           341             352
     12.000% due 2014                           98             112
     12.000% due 2015                           64              74
     9.000% due 2016                           752             805
     12.500% due 2016                          106             123
     8.000% due 2017                           808             836
     9.000% due 2017                             7               7
     9.000% due 2018                         1,503           1,622
     9.000% due 2020                           732             786
     8.500% due 2022                           179             188
     9.000% due 2022                           251             270
     6.500% due 2024                         3,439           3,414
     7.500% due 2024                         1,868           1,918
     9.000% due 2024                           172             183
     9.000% due 2025                           795             848
     6.000% due 2026                           971             936
     9.000% due 2026                            30              32
     6.500% due 2027                         8,017           7,924
     7.500% due 2027                           508             521
     8.000% due 2027                         4,003           4,143
Federal Home Loan Mortgage Corp.
   Series 1053 Class G
     7.000% due 03/15/21                     1,893           1,908
Federal National Mortgage
   Association Pools
     7.000% due 1999                           303             305
     7.000% due 2000                           717             723
     9.500% due 2001                            39              40
     8.000% due 2002                           417             423
     9.500% due 2002                            95              99
     6.000% due 2003                           529             524
     7.000% due 2003                           782             793
     7.500% due 2003                         1,012           1,032
     8.000% due 2003                           159             162
     9.500% due 2003                           109             114
     6.500% due 2004                            30              30
     8.000% due 2004                           233             237
     9.500% due 2005                           131             138
     9.500% due 2006                           129             136
     7.000% due 2007                           161             164
     6.500% due 2008                           748             752
     7.000% due 2008                           384             391
     6.500% due 2009                         5,286           5,314
     7.000% due 2009                           681             694
     8.000% due 2010                            28              29
    10.500% due 2010                            29              32
     6.000% due 2011                         1,743           1,719
     7.500% due 2011                           311             319
     8.000% due 2011                           111             115
     6.500% due 2012                           543             543
     7.000% due 2012                           936             950
     7.500% due 2012                           129             132
     8.000% due 2017                           756             792
     8.000% due 2020                            35              37
     8.000% due 2022                           795             832
     7.000% due 2023                           879             890
     8.000% due 2023                           131             137
     6.500% due 2024                         5,579           5,535
     7.000% due 2024                         4,152           4,200
     7.500% due 2024                           809             830
     7.000% due 2025                         4,905           4,959
     8.500% due 2025                         1,521           1,590
     8.500% due 2026                         3,431           3,584
     6.500% due 2026                           322             319
     9.000% due 2026                           721             768
     6.500% due 2027                         1,446           1,429
     7.000% due 2027                         7,970           8,027
     8.000% due 2027                           440             455
Federal National Mortgage Association (b)
     6.500% 30 Year TBA                      4,165           4,113
     7.500% 30 Year TBA                      4,675           4,785
     8.000% 3O Year TBA                      5,505           5,699
     9.000% 30 year TBA                        855             909
Federal National Mortgage Association
   (REMIC)
   Series 1992-10 Class ZD
     8.000% due 11/25/21                     1,598           1,754
   Series 1994-81 Class PJ
     8.000% due 07/25/23                     1,550           1,685
   Series G92-36 Class A
     7.000% due 04/25/15                       227             228
Federal National Mortgage Association
   Principal Only Strip
     Zero Coupon due 03/01/20                  143             116
Federal National Mortgage Association
   Interest Only Inverse Floater
   Series 1993-208 Class SA
     0.450% due 02/25/23 (c)                36,406             420
First Union Lehman Brothers Commercial
   Trust
   Series 1997-C1 Class C
     7.440% due 04/18/07                       750             780
Government National Mortgage
   Association Pools
     6.500% due 2008                           195             197
     6.500% due 2009                         1,714           1,731


92 Diversified Bond Fund

Diversified Bond Fund

December 31, 1997

                                         Principal         Market
                                          Amount            Value
                                           (000)            (000)
                                        ----------        --------
     7.000% due 2011                    $       22        $     23
     9.000% due 2016                         1,894           2,062
     9.500% due 2016                            92             100
     8.000% due 2Ol7                           162             171
     9.000% due 2017                           184             200
     9.000% due 2020                            59              64
    10.500% due 2020                           361             406
    10.500% due 2021                            56              63
     7.000% due 2022                           675             683
     6.875% due 2023 (c)                     7,157           7,359
     7.000% due 2023 (c)                     3,489           3,592
     7.000% due 2023                         2,469           2,498
     7.500% due 2023                         2,337           2,400
     7.000% due 2024 (c)                     2,129           2,155
     7.000% due 2024                         7,751           7,836
     7.500% due 2024                           508             521
     8.000% due 2025                         2,224           2,306
     9.000% due 2025                           978           1,047
     7.500% due 2026                         1,602           1,641
     8.000% due 2026                         4,118           4,269
     8.500% due 2026                           452             475
     5.500% due 2027                         4,925           4,955
     7.500% due 2027                         5,599           5,735
     8.000% due 2027                           996           1,032
Government National Mortgage
   Association (b)
     6.500% 30 Year TBA                      2,910           2,880
     8.000% 30 Year TBA                      1,000           1,037
GS Mortgage Securities Corp. II
   Series 1997-GL Class A2A
     6.940% due 07/13/30                     1,468           1,468
Housing Securities, Inc.
   Series 1994-2 Class Al
     6.500% due 07/25/09                       949             944
Lehman Pass-thru Securities, Inc.
   Series 1991-2 Class A-1
     8.000% due 03/20/99                        39              40
Merrill Lynch Mortgage
   Investors, Inc.
   Series 1996 - C2 Class Al
     6.690% due 11/21/28                       464             466
   Series 1997-C1 Class Al
     6.950% due 06/18/29 (c)                 1,711           1,751
Mid-St Trust II Class A-3 CMO
     9.350% due 04/0l/98                       115             115
Mortgage Capital Funding, Inc.
   Series 1996-MC1 Class A2B
     7.900% due 02/15/06                       775             823
Norwest Asset Securities Corp.
   Series 1997-9 Class A5
     7.000% due 06/25/12                       981             993
PNC Mortgage Securities Corp.
   Series 1994-3 Class A-1
     7.500% due 06/18/10                        99              99
Residential Funding Mortgage
   Securities
   Series 1997-S4 Class A5
     7.000% due 03/25/12                       971             983
   Series 1997-S10 Class A-5
     7.000% due 07/25/12                       985           1,003
   Series 1997-S18 Class A-7
     6.750% due 11/25/12                       748             753
Resolution Trust Corp.
   Mortgage Pass-thru Certificate
   Series 1992 Class A-3
    10.600% due 05/25/24 (c)                   328             330
   Series 1994-C1 Class C
     8.000% due 06/25/26                       975           1,005
   Series 1994-C2 Class D
     8.000% due 04/25/25                       371             379
   Series 1995-C1 Class C
     6.900% due 02/25/27 (c)                   350             349
   Series 1995-C1 Class D
     6.900% due 02/25/27                       775             770
Ryland Acceptance Corp. Four
   Series 88 Class E CMO
     7.950% due 0l/01/19                     2,161           2,218
Sears Savings Bank
   Mortgage Pass-thru Certificate
   Series 1992-A Class A
     8.670% due 05/25/32 (c)                   763             760
Structured Asset Securities Corp.
   Mortgage Pass-thru Certificate
   Series 1996-CFL Class C
     6.525% due 02/25/28                       300             300
United States Department of Veteran Affairs
   REMIC
   Series 1992-1 Class 2-E
     7.750% due 03/15/16                       550             569
                                                          --------
                                                           231,372
                                                          ========
Non-US Bonds - 0.5%
Great Britain Treasury
     7.250% due 12/07/07               GBP   1,800           3,166
                                                          --------
                                                             3,166
                                                          --------

                                                        Diversified Bond Fund 93

Diversified Bond Fund

December 31, 1997

                                         Principal         Market
                                          Amount            Value
                                           (000)            (000)
                                        ----------        --------
United States Government
Agencies - 4.6%
Federal Home Loan Bank
     6.450% due 03/13/02                $    4,250        $  4,288
Federal National Mortgage
   Association (MTN)
     5.790% due 10/12/99                     4,000           4,000
     6.100% due 10/06/00                     1,305           1,306
     6.250% due 11/20/02                     1,335           1,337
     7.790% due 09/27/06                       775             795
     7.780% due 09/29/06                       665             682
     6.940% due 03/19/07                     1,065           1,088
     7.280% due 05/23/07                       655             682
     6.900% due 08/21/07                     2,155           2,201
Government Backed Trust Certificates
   Series 2E
     9.400% due 05/15/02                       925             982
   Series T-3
     9.625% due 05/15/02 (c)                 3,632           3,856
Government Backed Trust Certificates
   Class 1-C
     9.250% due 11/15/01                     3,109           3,308
Resolution Funding Corp.
     8.875% due 07/15/20                     1,855           2,451
     8.625% due 01/15/21                     1,380           1,786
     8.625% due 01/15/30                       390             524
Tennessee Valley Authority
   Series E
     6.250% due 12/15/17                       610             611
     6.750% due 11/01/25                     1,825           1,930
                                                          --------
                                                            31,827
                                                          --------
United States Government
Treasuries - 27.3%
United States Treasury Bonds
    10.750% due 05/15/03                     9,710          11,917
    10.750% due 08/15/05                    13,865          18,038
    11.750% due 02/15/10                     3,025           4,046
    12.750% due 11/15/10                     7,720          11,019
    13.875% due 05/15/1l                     2,120           3,226
    12.000% due 08/15/13                     1,860           2,741
    13.250% due 05/15/14                       725           1,160
     9.875% due 11/15/15                     1,670           2,377
     7.250% due 05/15/16                     1,075           1,224
     7.500% due 11/15/16                     7,195           8,398
     8.750% due 05/15/17                       230             302
     8.875% due 08/15/17                     7,145           9,484
     8.125% due 08/15/19 (h)                 6,910           8,646
     8.125% due 08/15/21                     5,650           7,127
     8.000% due 11/15/21                     3,320           4,139
     7.250% due 08/15/22                     4,100           4,736
     7.125% due 02/15/23                     5,305           6,056
     6.250% due 08/15/23                     2,260           2,328
     7.500% due 11/15/24                     2,455           2,937
     6.000% due 02/15/26                     3,500           3,496
     6.750% due 08/15/26                     8,800           9,688
     6.500% due 11/15/26                     2,000           2,135
United States Treasury Notes
     5.375% due 05/31/98                       525             525
     5.625% due 11/30/98 (h)                 3,975           3,975
     5.875% due 03/31/99                       550             551
     6.375% due 04/30/99                     2,145           2,164
     6.750% due 05/31/99                       200             203
     6.750% due 06/30/99                       100             102
     5.875% due 08/31/99                     4,365           4,379
     6.875% due 08/31/99                     2,990           3,046
     5.875% due 11/15/99                     3,625           3,638
     7.750% due 11/30/99                       265             275
     7.750% due 0l/31/00                     8,970           9,329
     5.875% due 02/15/00                     1,690           1,697
     7.125% due 02/29/00                       500             514
     8.750% due 08/15/00                       795             853
     6.250% due 08/31/00                       565             573
     5.750% due 10/31/00                       565             566
     6.375% due 03/31/0l                        90              92
     6.500% due 05/31/01                     2,200           2,252
     6.250% due 10/31/01                     9,090           9,245
     6.250% due 02/28/02                     2,475           2,520
     6.625% due 04/30/02                       705             728
     6.500% due 05/31/02                       330             340
     3.625% due 07/15/02                     4,000           3,980
     5.750% due 12/31/02                     5,000           4,981
     5.750% due 08/15/03                       575             575
     5.875% due 11/15/05                       795             799
     5.625% due 02/15/06                        55              54
     6.500% due 10/15/06                     5,000           5,235
                                                          --------
                                                           188,411
                                                          --------
Yankee Bonds - 2.3%
African Development Bank
     9.750% due 12/15/03                       325             382
     6.875% due 10/15/15                     1,245           1,289
     8.800% due 09/01/19                       295             373
Alberta, Province of
     9.250% due 04/01/00                       160             170
Asian Development Bank
     8.000% due 04/30/01                       175             184
     8.500% due 05/02/01                       180             192
     6.250% due 10/24/05                       315             318


94 Diversified Bond Fund

Diversified Bond Fund

December 31, 1997

                                          Principal     Market
                                           Amount       Value
                                            (000)       (000)
                                          ---------   ---------
CE Electric UK Funding Co.
   6.853% due 12/30/04                     $ 1,050    $   1,061
Hydro Quebec
  Series GH
   8.250% due 04/15/26                         505          589
International American Development Bank
   6.375% due 10/22/07                         300          305
   7.000% due 06/15/25                       1,400        1,507
   6.950% due 08/01/26                         155          166
International Bank for Reconstruction &
  Development
   8.625% due 10/15/16                         270          339
Manitoba, Province of
  Series CB
   8.800% due 01/15/20                         200          254
  Series CD
   9.250% due 04/01/20                         200          264
Metropolitano de Lisboa
   7.420% due 10/15/16                         750          803
National Westminster Bank PLC
   7.750% due 04/29/49 (g)                     875          942
New Brunswick, Province of
   7.125% due 10/01/02                         400          417
   9.750% due 05/15/20                         190          262
Newfoundland, Province of
  10.000% due 12/01/20                          90          123
Noranda Forest, Inc.
   6.875% due 11/15/05                         250          253
Nova Scotia, Province of
   9.125% due 05/01/21                         690          883
Quebec, Province of
   7.125% due 02/09/24                         635          654
Saskatchewan, Province of
   8.000% due 07/15/04                       1,045        1,141
Societe Generale
   7.850% due 04/29/49 (g)                   1,500        1,625
Svenska Handeisbanken
   7.125% due 03/29/49 (g)                     875          903
Wharf International Finance, Ltd.
   7.625% due 03/13/07                         850          794
                                                      ---------
                                                         16,193
                                                      ---------
Total Long-Term Investments
(cost $633,733)                                         651,316
                                                      ---------


                                          Number        Market
                                            of           Value
                                         Contracts*      (000)
                                         ----------   ----------
Options Purchased - 0.0%
United States Treasury Bonds (e)
 Feb 100.72 Put                                 21    $      17
 Mar 100.16 Call                                26           18
United States Treasury Note (e)
 Mar 104.22 Call                                30           18
                                                      ---------
Total Options Purchased
(cost $97)                                                   53
                                                      ---------

                                          Number
                                            of
                                          Shares
                                          ------
Preferred Stocks - 0.2%
Credit Lyonnais Capital S.C.A. - ADR        15,700          414
TIG Holdings, Inc.                           7,200          767
                                                      ---------
Total Preferred Stocks
(cost $1,117)                                             1,181
                                                      ---------

                                           Principal
                                            Amount
                                            (000)
                                           ---------
Short-Term Investments - 13.0%
Campbell Soup Company
   5.500% due 01/09/98 (a)                 $ 1,500        1,498
Federal Home Loan Bank
 Discount Notes
   5.430% due 01/15/98 (a)(f)                2,000        1,996
Federal Home Loan Mortgage Corp.
   5.950% due 06/19/98                       3,000        3,006
Federal Home Loan Mortgage Corp.
 Discount Notes
   5.710% due 01/23/98 (a)(f)                2,000        1,993
Frank Russell Investment Company
 Money Market Fund, due on demand (a)       74,124       74,124
International Bank for
 Reconstruction & Development
   5.500% due 01/21/98 (a)                   1,000          997
Merrill Lynch & Co., Inc.
   5.550% due 01/12/98 (a)                   2,000        1,997
Salomon, Inc. Series D (MTN)
   6.080% due 03/10/98                       2,000        2,000
Sigma Finance Corp.
   5.550% due 01/26/98 (a)                   1,000          996



                                                        Diversified Bond Fund 95

Diversified Bond Fund

December 31, 1997

                                          Principal     Market
                                           Amount       Value
                                            (000)       (000)
                                          ---------   ---------
Union Pacific Corp.
     5.780% due 02/02/98 (a)              $ 1,000     $     984
                                                      ---------
Total Short-Term Investments
(cost $89,584)                                           89,591
                                                      ---------
Total Investments
(identified cost $724,531)(d) - 107.6%                  742,141

Other Assets and Liabilities,
Net, Including Options Written - (7.6%)                 (52,341)
                                                      ---------
Net Assets - 100.0%                                   $ 689,800
                                                      =========

(a)  At cost, which approximates market.
(b)  Forward commitment. See Note 2.
(c)  Adjustable or floating rate securities.
(d)  See Note 2 for federal income tax information.
(e)  Nonincome-producing security.
(f)  Rate noted is yield-to-maturity.
(g)  Perpetual floating rate note.
(h) Held as collateral by the custodian in connection with options written by the Fund.

*    Each contract represents $100,000 notional value.

Abbreviations:
ADR - American Depositary Receipt
CMO - Collateralized Mortgage Obligation
MTN - Medium Term Note
PLC - Public Limited Company
REMIC - Real Estate Mortgage Investment Conduit
TBA - To Be Announced Security

Foreign Currency Abbreviations:
GBP - British pound

CAD - Canadian dollar
NZD - New Zealand dollar

                                           Number       Market
                                            of          Value
                                         Contracts*     (000)
                                         ----------    --------
Options Written
(Notes 2 and 3)
United States Treasury Bonds
  Jul 112.19 Call                               20     $      5
  Nov 109.00 Call                               21            9
  Feb 101.95 Put                                39           23
  Mar 98.68 Put                                 26            6
  Jul 97.22 Put                                 20            2
  Nov 95.27 Put                                 21            6
United States Treasury Notes
  Mar 106.22 Call                               30            5
                                                       --------
Total Liability for Options Written
   (premiums received $114)((S))                       $     56
                                                       ========

((S)) At December 31, 1997, United States Government Securities valued at $8,480 were held as collateral by the custodian in connection with futures contracts purchased and options written by the Fund.

        The accompanying notes are an integral part of the financial statements.

96 Diversified Bond Fund

Diversified Bond Fund

Statement of Assets and Liabilities

December 31, 1997

                                                                                                                    Amounts in
                                                                                                                 thousands (except
                                                                                                                 per share amount)
                                                                                                               --------------------
Assets
Investments at market (identified cost $724,531)(Note 2)..................................................     $            742,141
Cash......................................................................................................                      398
Receivables:
    Dividends and interest................................................................................                    8,315
    Investments sold (regular settlement).................................................................                    3,116
    Investments sold (delayed settlement)(Note 2).........................................................                   24,187
    Fund shares sold......................................................................................                    3,657
                                                                                                               --------------------
       Total Assets.......................................................................................                  781,814

Liabilities
Payables:
   Investments purchased (regular settlement)..........................................   $            9,549
   Investments purchased (delayed settlement)(Note 2)..................................               80,806
   Fund shares redeemed................................................................                1,138
   Accrued fees to affiliates (Note 4).................................................                  325
   Other accrued expenses..............................................................                  140
Options written, at market value (premiums received $114)(Note 2 and 3)................                   56
                                                                                          ------------------
       Total Liabilities..................................................................................                   92,014
                                                                                                               --------------------
Net Assets................................................................................................     $            689,800
                                                                                                               ====================
Net Assets consist of:
Accumulated distributions in excess of net investment income..............................................     $               (100)
Accumulated net realized gain (loss)......................................................................                   (8,311)
Unrealized appreciation (depreciation) on:
  Investments.............................................................................................                   17,610
  Options written.........................................................................................                       58
  Foreign currency-related transactions...................................................................                       10
Shares of beneficial interest.............................................................................                      294
Additional paid-in capital................................................................................                  680,239
                                                                                                               --------------------
Net Assets................................................................................................     $            689,800
                                                                                                               ====================
Net Asset Value, offering and redemption price per share:
   Class S ($687,330,897 divided by 29,329,418 shares of $.01 par value
     shares of beneficial interest outstanding)...........................................................     $              23.43
                                                                                                               ====================
   Class C ($2,469,362 divided by 102,628 shares of $.01 par value
     shares of beneficial interest outstanding)...........................................................     $              24.06
                                                                                                               ====================

        The accompanying notes are an integral part of the financial statements.

                                                        Diversified Bond Fund 97

Diversified Bond Fund

Statement of Operations

For the Year Ended December 31, 1997

                                                                                                                Amounts in thousands
                                                                                                               --------------------
Investment Income:
    Interest...............................................................................................    $             39,015
    Dividends from Money Market Fund (Note 5)..............................................................                   3,459
    Dividends..............................................................................................                     361
                                                                                                               --------------------
      Total Investment Income..............................................................................                  42,835

Expenses (Notes 1, 2 and 4):
    Management fees..................................................................... $            2,755
    Custodian fees......................................................................                399
    Transfer agent fees.................................................................                360
    Bookkeeping service fees............................................................                 30
    Professional fees...................................................................                 28
    Trustees' fees......................................................................                  4
    Miscellaneous.......................................................................                 62
    Registration fees
      Class S...........................................................................                 77
      Class C...........................................................................                  1
    Distribution fees - Class C.........................................................                  7
    Shareholder servicing fees - Class C................................................                  4
                                                                                         ------------------
      Total Expenses.......................................................................................                   3,727
                                                                                                               --------------------
Net investment income......................................................................................                  39,108
                                                                                                               --------------------
Realized and Unrealized
    Gain (Loss) on Investments (Notes 2 and 3)
Net realized gain (loss) from:
    Investments.........................................................................              4,307
    Options written.....................................................................                 16
    Foreign currency-related transactions...............................................                 84                   4,407
                                                                                         ------------------
Net change in unrealized appreciation or depreciation of:
    Investments.........................................................................             11,265
    Options written.....................................................................                 58
    Foreign currency-related transactions...............................................                (38)                 11,285
                                                                                       --------------------   ---------------------
Net gain (loss) on investments.............................................................................                  15,692
                                                                                                               --------------------
Net increase (decrease) in net assets resulting from operations............................................    $             54,800
                                                                                                               ====================

        The accompanying notes are an integral part of the financial statements.

98 Diversified Bond Fund

Diversified Bond Fund

Statements of Changes in Net Assets

For the Years Ended December 31,

                                                                                                     Amounts in thousands
                                                                                             --------------------------------------
                                                                                                    1997                1996
                                                                                             ------------------   -----------------
Increase (Decrease) in Net Assets
From Operations:
   Net investment income................................................................     $           39,108   $          33,861
   Net realized gain (loss).............................................................                  4,407                 445
   Net change in unrealized appreciation or depreciation................................                 11,285             (15,913)
                                                                                             ------------------   -----------------
         Net increase (decrease) in net assets resulting from operations................                 54,800              18,393
                                                                                             ------------------   -----------------
From Distributions to Shareholders:
   Net investment income
     Class S............................................................................                (39,001)            (33,898)
     Class C............................................................................                    (45)                (11)
   In excess of net investment income
     Class S............................................................................                   (514)                (87)
   In excess of net realized gain on investments
     Class S............................................................................                 (2,393)                 --
     Class C............................................................................                     (8)                 --
                                                                                             ------------------   -----------------
         Total Distributions to Shareholders............................................                (41,961)            (33,996)
                                                                                             ------------------   -----------------
From Fund Share Transactions:
  Net increase (decrease) in net assets from Fund share transactions (Note 6)...........                121,196              57,560
                                                                                             ------------------   -----------------
Total Net Increase (Decrease) in Net Assets.............................................                134,035              41,957

Net Assets
   Beginning of period..................................................................                555,765             513,808
                                                                                             ------------------   -----------------
   End of period (including accumulated distributions in excess of
    net investment income of $100 and $62, respectively)................................     $          689,800   $         555,765
                                                                                             ==================   =================

        The accompanying notes are an integral part of the financial statements.

                                                        Diversified Bond Fund 99

Diversified Bond Fund

Financial Highlights - Class S

The following table includes selected data for a share outstanding throughout each year or period and other performance information derived from the financial statements.

                                                                 1997         1996         1995         1994        1993
                                                             -----------    ---------    ---------    ---------    ---------
Net Asset Value, Beginning of Period .....................   $     22.97    $   23.69    $   21.53    $   23.73    $   23.49
                                                             -----------    ---------    ---------    ---------    ---------
Income From Investment Operations:
    Net investment income ................................          1.45         1.47         1.54         1.46         1.48
    Net realized and unrealized gain (loss) on investments           .56         (.71)        2.18        (2.22)         .83
                                                             -----------    ---------    ---------    ---------    ---------
       Total Income From Investment Operations ...........          2.01          .76         3.72         (.76)        2.31
                                                             -----------    ---------    ---------    ---------    ---------
Less Distributions:
    Net investment income ................................         (1.45)       (1.48)       (1.56)       (1.42)       (1.48)
    In excess of net investment income ...................          (.02)          --           --           --         (.01)
    Net realized gain on investments .....................            --           --           --           --         (.58)
    In excess of net realized gain on investments ........          (.08)          --           --         (.02)          --
                                                             -----------    ---------    ---------    ---------    ---------
      Total Distributions ................................         (1.55)       (1.48)       (1.56)       (1.44)       (2.07)
                                                             -----------    ---------    ---------    ---------    ---------
Net Asset Value, End of Period ...........................   $     23.43    $   22.97    $   23.69    $   21.53    $   23.73
                                                             ===========    =========    =========    =========    =========
Total Return (%) .........................................          9.09         3.43        17.76        (3.25)       10.02

Ratios/Supplemental Data:
   Net Assets, end of period ($omitted) ..................       687,331      554,804      513,808      525,315      477,341
   Ratios to average net assets (%):
      Operating expenses .................................           .60          .61          .59          .56          .58
      Net investment income ..............................          6.35         6.46         6.69         6.57         6.13

  Portfolio turnover rate (%) ............................        172.43       138.98       135.85       153.21       177.74

100 Diversified Bond Fund

Diversified Bond Fund

Financial Highlights - Class C

The following table includes selected data for a share outstanding throughout each year or period and other performance information derived from the financial statements.


                                                                                                           1997         1996*
                                                                                                       -----------   -----------
Net Asset Value, Beginning of Period................................................................   $     22.98   $     23.16
                                                                                                       -----------   -----------
Income From Investment Operations:
   Net investment income............................................................................          1.22           .25
   Net realized and unrealized gain (loss) on investments...........................................           .66          (.09)
                                                                                                       -----------   -----------

      Total Income From Investment Operations.......................................................          1.88           .16
                                                                                                       -----------   -----------
Less Distributions:
    Net investment income...........................................................................          (.72)         (.34)
    In excess of net realized gain on investments...................................................          (.08)           --
                                                                                                       -----------   -----------
      Total Distributions...........................................................................          (.80)         (.34)
                                                                                                       -----------   -----------
Net Asset Value, End of Period......................................................................   $     24.06   $     22.98
                                                                                                       ===========   ===========
Total Return (%)....................................................................................          8.35           .67(a)

Ratios/Supplemental Data:
   Net Assets, end of period ($000 omitted).........................................................         2,469           962
   Ratios to average net assets (%)(b):
      Operating expenses............................................................................          1.29          1.31
      Net investment income.........................................................................          5.64          5.75

   Portfolio turnover rate (%)(b)...................................................................        172.43        138.98

*   For the period November 4, 1996 (commencement of sale) to December 31, 1996.
(a) Total return represents performance for the period November 4, 1996 to December 31, 1996.
(b) The ratios for the period ended December 31, 1996 are annualized.

                                                       Diversified Bond Fund 101

Volatility Constrained Bond Fund

Portfolio Management Discussion

December 31, 1997 (Unaudited)

Objective: To preserve capital and generate current income consistent with the preservation of capital.

Invests in: Fixed-income securities with low-volatility characteristics.

Strategy:   The Fund uses a multi-manager strategy intended to achieve higher returns with moderate risk relative to other short-term bond investments. The Fund employed the investment management services of three managers using three approaches to investment in short-term fixed income securities.


Growth of a $10,000 Investment


  Yearly
 Periods             Volatility
  Ended             Constrained     Merrill Lynch       Lipper (C) Short
December 31,         Bond Fund        1-2.99 **             1-5 Yr +
------------        ------------    ---------------     ----------------
      *               $10,000         $10,000                 $10,000
   1988               $10,777         $10,622                 $10,687
   1989               $11,923         $11,777                 $11,768
   1990               $12,986         $12,922                 $12,719
   1991               $14,544         $14,431                 $14,231
   1992               $14,877         $15,341                 $15,042
   1993               $15,869         $16,171                 $15,968
   1994               $15,867         $16,263                 $15,910
   1995               $17,435         $18,052                 $17,620
   1996               $18,248         $18,950                 $18,405
   1997               $19,325         $20,212                 $19,529

Volatility Constrained Bond Fund


  Periods Ended        Growth of            Total
    12/31/97            $10,000             Return
    --------            -------             ------
    1 Year             $ 10,590              5.90%
    5 Years            $ 12,990              5.37%(S)
    10 Years           $ 19,325              6.81%(S)

Merrill Lynch 1-2.99 Years Treasury Index


  Periods Ended        Growth of            Total
    12/31/97            $10,000             Return
    --------           --------             ------
    1 Year             $ 10,666              6.66%
    5 Years            $ 13,175              5.67%(S)
    10 Years           $ 20,212              7.29%(S)

Lipper(C) Short Investment Grade Debt Funds Average


  Periods Ended        Growth of            Total
    12/31/97            $10,000             Return
    --------           --------             ------
    1 Year             $ 10,611              6.11%
    5 Years            $ 12,983              5.36%(S)
    10 Years           $ 19,529              6.92%(S)

*   Assumes initial investment on January 1, 1988.

** Merrill Lynch 1--2.99 Years Treasury Index is an index composed of approximately 160 issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year, and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods.
+ Lipper(C) Short (1-5 Yr.) Investment Grade Debt Funds Average is the average total return for the universe of funds within the Short Investment Grade Debt Funds investment objective. The total return for the funds reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates. This type of fund which invests at least 65% of assets in investment grade debt issues (rated in top four grades) with average maturities of five years or less.

(S) Annualized.

102 Volatility Constrained Bond Fund

Volatility Constrained Bond Fund

Portfolio Management Discussion

December 31, 1997 (Unaudited)


Performance Review

For the year ended December 31, 1997, the Volatility Constrained Bond Fund reflected a total return of 5.9%, as compared to the Merrill Lynch 1-2.99 Years Treasury Index which rose 6.7%. The Fund modestly underperformed the Index as the managers in the Fund maintained conservative duration positions throughout most of the year due to concerns over Fed intervention. Weak returns from corporate bonds late in the year, as the market's flight to defensive sectors favored treasuries, also contributed to the Fund's modest underperformance.

Portfolio Highlights

Indications of the US economy's ability to sustain strong growth without inflation benefited bonds increasingly throughout 1997. However, two factors diminished the attractiveness of short-term bonds for much of the year. The first proved to be the Federal Reserve Board which threatened to increase rates during much of the year, but acted only once, late in the first quarter, when it increased the Fed Funds rate 1/4%. The second threat was directly attributable to the problems facing Asian economies during the last four months of the year. As major holders of short-term US treasuries, it was feared that Korean and Japanese investors would be forced to redeem their investments to support weakened businesses in their own countries. Although some withdrawals appeared to occur late in the year, fears of massive selling of T-bills were not realized.

The Fund was impacted by these factors in several ways. The Fed's inflammatory comments about the economy's strength and inflation risk kept the Fund's investment managers conservatively positioned in terms of portfolio duration during the first half of the year. The market's flight to quality sectors of the market in reaction to Asia's problems later in the year favored US treasuries. Other sectors were negatively impacted, particularly where credit weakness was perceived. Lower quality corporate issues lagged as yield spreads widened. Credit-sensitive asset- and mortgage-backed securities holdings were also underperformers in the fourth quarter. The Fund was able to offset some of these influences. The bond managers captured some value by extending portfolio duration in the third quarter as economic fundamentals stabilized and the Fed became less of a factor.

--------------------------------------------------------------------------------

Top Ten Issuers
(as a percent of Total Investments)                 December 31, 1997

United States Treasury                                     17.6
Barnett Auto Trust                                          3.3
World Omni Automobile Lease                                 3.3
Olympic Automobile Receivables Trust                        2.5
Proctor & Gamble                                            2.5
General Electric Capital Corporation                        2.4
Associates Corp. North America                              2.4
Sears Roebuck Acceptance                                    2.3
First Chicago Master Trust                                  2.2
Toyota Auto Lease Trust                                     2.1

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Portfolio Characteristics

                                                    December 31, 1997

Weighted Average Quality Diversification                    AA1
Weighted Average Years-to-Maturity                          2.6 Years
Weighted Average Duration                                   1.6 Years
Current Yield (SEC 30-day standardized)                     5.4%
Number of Issues                                            152
Number of Issuers                                           120

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Money Managers                                        Styles
BlackRock Financial Management                 Mortgage/Asset-Backed
                                                 Specialist
STW Fixed Income Management,                   Sector Rotation Core
Inc.

Standish, Ayer & Wood, Inc.                    Corporate Specialist

--------------------------------------------------------------------------------

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.


                                            Volatility Constrained Bond Fund 103

Volatility Constrained Bond Fund

Statement of Net Assets

December 31, 1997

                                                   Principal      Market
                                                    Amount        Value
                                                     (000)        (000)
                                                   ---------    ---------
Long-Term Investments - 90.7%
Asset-Backed Securities - 34.6%
Advanta Home Equity Loan Trust
  Series 1994-1 Class A-2
    6.300% due 07/25/25                            $    189     $    186
AFC Home Equity Loan Trust
  Series 1993-2 Class A
    6.000% due 0l/20/13                                 157          154
AFC Mortgage Loan Trust
  Series 1996-3 Class 1A2
    7.220% due 12/25/27                                 125          125
Associates Manufactured Housing
  Pass-thru Certificates
  Series 1996-1 Class A3
    7.000% due 03/15/27                                 700          710
Banc One Auto Grantor Trust
  Series 1997-A Class A
    6.270% due 11/20/03                               2,798        2,804
Barnett Auto Trust
  Series 1997-A Class A3
    6.030% due 11/15/01                               5,700        5,696
California Infrastructure PG&E
  Series 1997-1 Class A3
    6.150% due 06/25/02                               1,600        1,604
Case Equipment Loan Trust
  Series 1997-B Class C
    6.410% due 09/15/04                                 284          286
Chase Credit Card Master Trust
  Series 1997-2 Class A
    6.300% due 04/15/03                               2,900        2,922
Chase Manhattan Grantor Trust
  Series 1996-B Class A
    6.610% due 09/15/02                                 783          787
Chevy Chase Auto Receivables Trust
  Series 1996-2 Class A
    5.900% due 07/15/03                                 803          800
  Series 1997-3 Class A
    6.200% due 03/20/04 (c)                             868          869
Contimortgage Home Equity Loan Trust
 Pass-thru Certificate
  Series 1997-4 Class A2
    6.270% due 02/15/12                                 500          499
EQCC Home Equity Loan Trust
 Series 1993-4 Class A
    5.725% due 12/15/08                                  51           51
 Series 1994-1 Class A
    5.800% due 03/15/09                                 260          258
Equivantage Home Equity Loan Trust
 Series 1996-1 Class A
    6.550% due 10/25/25                                 486          488
Fifth Third Bank Auto Grantor Trust
 Series 1996-B Class A
    6.450% due 03/15/02                               1,000        1,003
First Chicago Master Trust II
   Credit Card Certificates
   Series 1994-L
      7.150% due 04/15/01                             3,200        3,257
First Omni Credit Card Master Trust
   Series 1996-A Class A
      6.650% due 09/15/03                               610          620
First Security Auto Grantor Trust
   Series 1997-A Class A
      6.300% due 08/15/03                               697          698
Fleetwood Credit Corporation Grantor Trust
   Series 1997-B Class A
      6.400% due 05/15/13                               378          381
Ford Credit Auto Lease Trust
   Series 1996-1 Class A2
      5.800% due 05/15/99                               809          808
Green Tree Financial Corp.
   Series 1996-6 Class A4
      7.050% due 09/15/27                               500          507
Green Tree Securitized Net Interest
Margin Trust
   Series 1994-A Class A
      6.900% due 02/15/04                               440          444
Series 1995-A Class A
      7.250% due 07/15/05                               354          355
Honda Auto Receivables Grantor Trust
   Series 1995-A Class A
      6.200% due 12/15/00                               346          346
Series 1997-B Class A
      5.950% due 05/15/03                               923          922
IMC Home Equity Loan Trust
   Series 1997-5 Class Al
      6.510% due 02/20/06 (c)                           584          584
Nationsbank Auto Owner Trust
   Series 1996-A Class A3
      6.375% due 07/15/00                             2,500        2,505
Newcourt Receivables Asset Trust
   Series 1996-2 Class A
      6.870% due 06/20/04                               156          159
Nissan Auto Recievables Grantor Trust
   Series 1997-1 Class A
      6.150% due 02/17/03                               837          839
Olympic Automobile Receivables
   Series 1996-B Class A4
      6.700% due 03/15/02                             1,000        1,009
Series 1996-D Class CTFS
      6.125% due 11/15/04                             2,860        2,852
Series 1997-A Class A2
      6.125% due 01/01/99                               451          451
PNC Student Loan Trust I
   Series 1997-2 Class A3
      6.314% due 0l/25/01                             3,500        3,529

104 Volatility Constrained Bond Fund

Volatility Constrained Bond Fund

December 31, 1997

                                                   Principal     Market
                                                    Amount       Value
                                                     (000)       (000)
                                                   ----------  ---------
Premier Auto Trust
   Series 1997-3 Class A4
    6.200% due 01/06/01                            $  3,500     $  3,508
Remodelers Home Improvement Loan
  Series 1995-3 Class A2
    6.800% due 12/20/07                                 269          269
Sears Credit Account Master Trust II
  Series 1995-3 Class A
    7.000% due 10/15/04                                 500          511
  Series 1997-1 Class A
    6.200% due 07/16/07                                 500          500
SMS Student Loan Trust
  Series 1997-A Class A
    6.030% due 10/27/25 (c)                             500          505
SPNB Home Equity Loan
  Series 1991-1 Class B
    8.150% due 06/15/20                                 151          153
Student Loan Marketing Association
  Series 1997-3 Class CTFS
    6.259% due 08/25/12 (c)                             400          395
The Money Store Home Equity Loan Trust
  Series 1996-B Class A3
    6.820% due 03/15/10                                 130          131
TLFC IV Equipment Lease Trust
  Series 1996-1 Class A
    5.980% due 11/20/02                                 305          305
TMS Small Business Administration Loan Trust
  Series 1997-1 Class A
    6.240% due 01/15/25 (c)                             497          497
  Series 1997-1 Class B
    6.719% due 01/15/25 (c)                             497          495
Toyota Auto Lease Trust
 Series 1997-A Class Al
    6.200% due 04/26/04                               3,600        3,603
UCFC Home Equity Loan Trust
 Series 1993-B1 Class Al
    6.075% due 07/25/14                                  95           94
 Series 1996-D1 Class A3
    6.541% due 11/15/13                                 275          276
WFS Financial Owner Trust
 Series 1996-D Class A3
    6.050% due 07/20/01 (c)                           3,500        3,506
World Omni Automobile Lease
 Securitization Trust
 Series 1996-B Class A3
    6.250% due 11/15/02                                 699          699
 Series 1996-B Class B
    6.850% due 11/15/02 (c)                             400          402
World Omni Automobile Lease
   Securitization Trust
 Series 1997-A Class A2
    6.750% due 06/25/03 (c)                           3,500        3,531
 Series 1997-A Class A4
    6.900% due 06/25/03                                 400          406
 Series 1997-B Class Al
    6.070% due 11/25/03                                 600          601
                                                                 -------
                                                                  59,895
                                                                 =======
Corporate Bonds and Notes -- 21.2%
Advanta National Bank
    6.450% due 10/30/00                                 250          244
Ahmanson (H.F.)
    9.875% due 11/15/99                                 400          425
Aristar Inc.
    6.125% due 12/01/00                                 500          498
Associates Corp North America
    6.375% due 08/15/00                               4,000        4,023
Banponce Corp. (MTN)
 Series 2
    5.750% due 03/01/99                               1,100        1,094
Bear Stearns Co., Inc.
    7.625% due 09/15/99                                 725          742
Caterpillar Financial Services (MTN)
    6.100% due 07/15/99                                 500          500
CIT Group Holdings, Inc. (MTN)
    6.125% due 12/15/00                               3,100        3,092
Cox Enterprises, Inc.
    6.250% due 08/26/99                               1,000        1,000
Crescent Real Estate Equities
    6.625% due 09/15/02                                 750          749
ERP Operating, L.P.
    8.500% due 05/15/99                                 225          231
Finova Capital Corp.
    6.450% due 06/01/00                                 625          627
First Chicago Corp.
    9.000% due 06/15/99                                 500          519
First Union Corp.
    6.750% due 0l/15/98                                 410          410
Franchise Finance Corp.
    7.000% due 11/30/00                                 575          581
General Electric Capital Corporation (MTN)
    6.120% due 08/15/00                               4,000        4,032
General Motors Acceptance Corp.
    7.012% due 04/01/20 (c)                             984          994
General Motors Acceptance Corp. (MTN)
    7.500% due 07/22/99                                 850          868
    7.465% due 07/25/19                                 974          981

                                            Volatility Constrained Bond Fund 105

Volatility Constrained Bond Fund

December 31, 1997

                                                    Principal   Market
                                                     Amount     Value
                                                      (000)     (000)
                                                   ----------  ---------
Greyhound Financial Corp.
    8.500% due 02/15/99                            $    775    $     793
Heller Financial, Inc. (MTN)
    5.928% due 03/01/99 (c)                             600          602
Hertz Corp.
    6.625% due 07/15/00                                 650          654
Homeside Lending, Inc. (MTN)
    6.875% due 06/30/02                                 600          611
ITT Corp.
    6.250% due 11/15/00                                 450          442
JC Penney & Co., Inc. (MTN)
    6.375% due 09/15/00                                 675          680
Lehman Brothers Holdings, Inc. (MTN)
  Series E
    7.110% due 09/27/99                               1,075        1,092
 Series IBC
    7.000% due 05/13/99                                 700          709
MBNA Corp. (MTN)
 Series B
    6.500% due 09/15/00                                 375          379
Merrill Lynch & Co., Inc. (MTN)
    7.260% due 03/25/02 (c)                             925          946
Midlantic Corp.
   9.250% due 09/01/99                                  450          471
Salomon Smith Barney Holdings
    6.625% due 07/01/02                                 375          379
Salomon, Inc. (MTN)
    5.718% due 04/05/99 (c)                           1,000        1,000
Sears Roebuck Acceptance (MTN)
    6.160% due 09/20/00                               4,000        4,001
Sovereign Bancorp, Inc. (Regd)
    6.750% due 07/01/00                                 475          478
USF&G Corp.
   7.000% due 05/15/98                                1,000        1,003
Wellsford Residential Property Trust (MTN)
   6.195% due 11/24/99 (c)                              850          851
                                                               ---------
                                                                  36,701
                                                               ---------
Eurodollar Bonds - 3.8%
ALPS Pass-thru Trust
   Series 1994-1 Class A-2
   7.150% due 09/15/04 (c)                              351          353
Chase Manhattan Corp.
   6.062% due 12/05/09 (c)                              800          782
Export-Import Bank of Korea
   7.125% due 09/20/0l                                  200          166
Procter & Gamble
   9.625% due 01/14/01                                3,900        4,224
Videotron Holdings PLC Step Up Bond
   Zero Coupon due 07/0l/04                           1,175        1,119
                                                               ---------
                                                                   6,644
                                                               =========
Mortgage-Backed Securities -11.0%
Bear Stearns Mortgage Securities, Inc.
  Series 1996-6 Class A2
    7.000% due 11/25/27                                 750          748
BKD Commercial Mortgage Trust
  Series 1997-CI Class B
    7.218% due 04/25/00(c)                              550          551
Citicorp Mortgage Securities, Inc.
  REMIC Series 1997-5 Class Al
    6.500% due 11/25/27                                 400          401
CMC Securities Corp. II
  Series 1993-2G Class Al
    7.194% due 11/25/23 (c)                             664          674
Federal Home Loan Mortgage Corp. Groups
  Participation Certificate
    7.500% due 2000                                     221          223
    7.500% due 2002                                     201          202
    9.000% due 2005                                     256          267
    7.375% due 2006 (c)                                 261          268
    7.500% due 2007                                     369          374
    8.500% due 2011                                     156          162
    8.000% due 2018                                     758          788
Federal Home Loan Mortgage Corp.
  Series 1714 Class E
    6.250% due 09/l5/18                                 525          526
Federal National Mortgage
 Association Pools
    8.500% due 2001                                     144          148
    7.000% due 2004                                     757          767
    8.750% due 2004                                      44           46
    7.000% due 2008                                     325          331
    7.500% due 2009                                     475          486
    8.500% due 2010                                     711          741
Federal National Mortgage Association
 Grantor Trust
 REMIC Series 1996-T6 Class C
    6.200% due 02/26/01                               1,066        1,059
GE Capital Mortgage Services, Inc.
 REMIC Series 1997-9 Class 1A2
   6.750% due 10/25/27                                1,000        1,005
Government National Mortgage
 Association Pools
   9.500% due 2025                                      693          752
   7.250% due 2026                                    1,040        1,065

106 Volatility Constrained Bond Fund

Volatility Constrained Bond Fund

December 31, 1997

                                                   Principal     Market
                                                    Amount       Value
                                                     (000)       (000)
                                                   ---------   ---------
Prudential Home Mortgage Securities
  Series 1994-19 Class A2
   7.050% due 05/25/24                             $    462    $     465
Residential Accredited Loans, Inc.
  Series 1997-Q57 Class Al
    7.500% due 07/25/27                                 367          371
Residential Asset Securitization Trust
  Mortgage Pass-thru Certificates
  Series 1996-A8 Class Al
    8.000% due 12/25/26                                 396          401
  Series 1997-Al Class A
    7.000% due 03/25/27                                 415          417
  Series 1997-A5 Class A3
    7.125% due 07/25/27                                 851          856
  Series 1997-A9 Class Al
    7.250% due 11/25/27                                 740          745
Residential Funding Mortgage Securities I
  Series 1997-S12 Class Al0
    6.700% due 08/25/27                                 850          855
Resolution Trust Corp.
 Mortgage Pass-thru Certificates
  Series 1992-M3 Class Al
    7.750% due 07/25/30                                 111          111
  Series 1994-Cl Class D
    8.000% due 06/25/26 (c)                             657          669
  Series 1995-2 Class C1
    7.450% due 05/25/29 (c)                             289          292
SASCO LLC
 Series 1997-N1 Class D
    6.217% due 09/25/28 (c)                             600          600
Sequoia Mortgage Trust
 Series 1 Class Al
    6.028% due 07/04/27 (c)                             820          821
Wilshire Funding Corporation
 Series 1997-WFC1 Class Al
   7.250% due 08/25/27                                  745          753
                                                               ---------
                                                                  18,940
                                                               ---------
Municipal Bonds - 0.4%
Philadelphia, Pennsylvania, Authority for
   Industrial Development Class A
     6.480% due 06/15/04                                621          638
                                                               ---------
                                                                     638
                                                               ---------
United States Government
Treasuries - 17.4%
United States Treasury Notes
   5.625% due 11/30/98                                1,250        1,250
   6.000% due 06/30/99                                1,500        1,508
   5.750% due 09/30/99                                1,775        1,778
   5.875% due 02/l5/00                               12,500       12,549
   6.875% due 03/31/00                                1,075        1,102
   5.625% due 11/30/00                                  500          499
   6.375% due 05/15/00                                  600          609
   6.375% due 03/31/0l                                  280          285
   6.250% due 06/30/02                                2,325        2,371
   3.625% due 07/15/02                                7,027        6,992
   5.750% due 11/30/02                                  170          170
   5.750% due 08/l5/03                                1,000        1,000
                                                               ---------
                                                                  30,113
                                                               ---------
Yankee Bonds - 2.3%
Household International
   5.250% due 10/15/98                                  850          845
Noranda Forest, Inc.
   8.875% due 10/15/99                                  450          470
Ontario, Province of
   ll.500% due 03/l0/13                               1,240        1,305
Quebec, Province of
   13.250% due 09/l5/14                                 450          520
Westpac Banking, Ltd.
   7.875% due 10/15/02                                  750          796
                                                               ---------
                                                                   3,936
                                                               ---------
Total Long-Term Investments
(cost $156,911)                                                  156,867
                                                               ---------
Short-Term Investments - 8.2%
Chrysler Financial Corp. (MTN)
 Series P
   6.250% due 06/29/98                                  850          851
Frank Russell Investment Company
 Money Market Fund, due on demand (a)                12,456       12,456
Goldman Sachs Group
   6.300% due 01/05/98 (a)                              900          900
                                                               ---------
Total Short-Term Investments
(cost $14,207)                                                    14,207


                                            Volatility Constrained Bond Fund 107

Volatility Constrained Bond Fund

December 31, 1997


                                                        Market
                                                        Value
                                                        (000)
                                                      ---------
Total Investments
(identified cost $171,118)(b) - 98.9%                 $ 171,074

Other Assets and Liabilities,
Net - 1.1%                                                1,902
                                                      ---------
Net Assets - 100.0%                                   $ 172,976
                                                      =========


(a) At cost, which approximates market.
(b)  See Note 2 for federal income tax information.
(c)  Adjustable or floating rate securities.

Abbreviations:
MTN - Medium Term Note
PLC - Public Limited Company
REMIC - Real Estate Mortgage Investment Conduit


        The accompanying notes are an integral part of the financial statements.

108 Volatility Constrained Bond Fund

Volatility Constrained Bond Fund

Statement of Assets and Liabilities

December 31, 1997

                                                                                                                     Amounts in
                                                                                                                  thousands (except
                                                                                                                  per share amount)
                                                                                                               --------------------
Assets
Investments at market (identified cost $171,118)(Note 2)....................................................   $            171,074
Receivables:
    Dividends and interest..................................................................................                  1,986
    Investments sold........................................................................................                    176
    Fund shares sold........................................................................................                    513
                                                                                                               --------------------
      Total Assets..........................................................................................                173,749

Liabilities
Payables:
    Investments purchased.............................................................   $              598
    Accrued fees to affiliates (Note 4)...............................................                  111
    Other accrued expenses............................................................                   64
                                                                                         ------------------
       Total Liabilities....................................................................................                    773
                                                                                                               --------------------
Net Assets..................................................................................................   $            172,976
                                                                                                               ====================


Net Assets consist of:
Undistributed net investment income.........................................................................   $                708
Accumulated net realized gain (loss)........................................................................                (10,088)

Unrealized appreciation (depreciation) on investments.......................................................                    (44)

Shares of beneficial interest...............................................................................                     91
Additional paid-in capital..................................................................................                182,309
                                                                                                               --------------------
Net Assets..................................................................................................   $            172,976
                                                                                                               ====================
Net Asset Value, offering and redemption price per share:
    ($172,976,445 divided by 9,074,415 shares of $.01 par value
   shares of beneficial interest outstanding)...............................................................   $              19.06
                                                                                                               ====================

        The accompanying notes are an integral part of the financial statements.

                                            Volatility Constrained Bond Fund 109

Volatility Constrained Bond Fund

Statement of Operations

For the Year Ended December 31, 1997



                                                                                                              Amounts in thousands
                                                                                                              --------------------
Investment Income:
    Interest...............................................................................................   $              9,879
    Dividends from Money Market Fund (Note 5)..............................................................                    529
    Dividends..............................................................................................                     39
                                                                                                              --------------------
       Total Investment Income.............................................................................                 10,447

Expenses (Notes 2 and 4):
   Management fees...................................................................   $              812
   Custodian fees....................................................................                  136
   Transfer agent fees...............................................................                  193
   Bookkeeping service fees..........................................................                   15
   Professional fees.................................................................                   23
   Registration fees.................................................................                   48
   Trustees' fees....................................................................                    4
   Miscellaneous.....................................................................                   34
                                                                                        ------------------
      Total Expenses.......................................................................................                  1,265
                                                                                                              --------------------
Net investment income......................................................................................                  9,182
                                                                                                              --------------------
Realized and Unrealized
    Gain (Loss) on Investments (Notes 2 and 3)
Net realized gain (loss) from investments..................................................................                   (141)
Net change in unrealized appreciation or depreciation of investments.......................................                    325
                                                                                                              --------------------
Net gain (loss) on investments.............................................................................                    184
                                                                                                              --------------------
Net increase (decrease) in net assets resulting from operations............................................   $              9,366
                                                                                                              ====================

        The accompanying notes are an integral part of the financial statements.

110 Volatility Constrained Bond Fund

Volatility Constrained Bond Fund

Statements of Changes in Net Assets

For the Years Ended December 31,

                                                                                                    Amounts in thousands
                                                                                                  1997                  1996
                                                                                            ----------------     -----------------
Increase (Decrease) in Net Assets
From Operations:
    Net investment income.................................................................  $          9,182      $          9,516
    Net realized gain (loss)..............................................................              (141)               (2,355)
    Net change in unrealized appreciation or depreciation.................................               325                   275
                                                                                            ----------------     -----------------

      Net increase (decrease) in net assets resulting from operations.....................             9,366                 7,436
                                                                                            ----------------     -----------------
From Distributions to Shareholders:
    Net investment income.................................................................            (9,388)               (8,805)
                                                                                            ----------------     -----------------
From Fund Share Transactions:
   Net increase (decrease) in net assets from Fund share transactions (Note 6) ...........             9,801               (17,315)
                                                                                            ----------------     -----------------

Total Net Increase (Decrease) in Net Assets...............................................             9,779               (18,684)

Net Assets
   Beginning of period....................................................................           163,197               181,881
                                                                                            ----------------     -----------------
   End of period (including undistributed net investment income of
     $708 and $763, respectively).........................................................  $        172,976     $         163,197
                                                                                            ================     =================

        The accompanying notes are an integral part of the financial statements.

                                            Volatility Constrained Bond Fund 111

Volatility Constrained Bond Fund
Financial Highlights

The following table includes selected data for a share outstanding throughout each year or period and other performance information derived from the financial statements.

                                                                                   1997       1996      1995      1994     1993
                                                                                 -------    -------   -------   -------   -------

Net Asset Value, Beginning of Period.........................................    $ 19.07    $ 19.21   $ 18.64   $ 19.78   $ 19.51
                                                                                 -------    -------   -------   -------   -------
Income From Investment Operations:
   Net investment income.....................................................       1.07       1.09      1.21      1.15       .82
   Net realized and unrealized gain (loss) on investments....................        .02       (.22)      .58     (1.16)      .45
                                                                                 -------    -------   -------   -------   -------
       Total Income From Investment Operations...............................       1.09        .87       1.79     (.01)     1.27
                                                                                 -------    -------   -------   -------   -------
Less Distributions:
   Net investment income.....................................................      (1.10)     (1.01)    (1.22)    (1.13)     (.71)
   Tax return of capital.....................................................         --         --        --        --       (29)
                                                                                 -------    -------   -------   -------   -------
       Total Distributions...................................................      (1.10)     (1.01)    (1.22)    (1.13)    (1.00)
                                                                                 -------    -------   -------   -------   -------
Net Asset Value, End of Period...............................................    $ 19.06    $ 19.07   $ 19.21   $ 18.64   $ 19.78
                                                                                 =======    =======   =======   =======   =======
Total Return (%).............................................................       5.90       4.66      9.89      (.02)     6.67

Ratios/Supplemental Data:
   Net Assets, end of period ($000 omitted)..................................    172,976    163,197   181,881   195,007   225,672
   Ratios to average net assets (%):
      Operating expenses.....................................................        .78        .76       .71       .67       .66
      Net investment income..................................................       5.63       5.69      6.33      5.97      5.79
  Portfolio turnover rate (%)................................................     197.45     311.51    256.72    182.65    220.77

112 Volatility Constrained Bond Fund

Multistrategy Bond Fund

Portfolio Management Discussion

December 31, 1997 (Unaudited)

Objective: To provide maximum total return through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios.

Invests in: Fixed-income securities.

Strategy: The Fund uses a multi-style, multi-manager strategy intended to achieve higher returns by assuming the additional risk of investment in non-investment grade US fixed income securities, and foreign bonds including emerging markets debt in addition to US investment grade fixed income instruments. The Fund employed the investment management services of three managers with three separate approaches to bond market investment.


Growth of a $10,000 Investment

                           [LINE GRAPH APPEARS HERE]


                                                           Lipper(C)
Dates           Multistrategy Bond       LB Aggregate**  Intermediate++
-----           ------------------       --------------  --------------
Inception*            $10,000                $10,000        $10,000
   1993               $10,874                $10,768        $10,950
   1994               $10,401                $10,454        $10,585
   1995               $12,265                $12,386        $12,340
   1996               $12,875                $12,835        $12,732
   1997               $14,098                $14,075        $13,807


Multistrategy Bond Fund                                             Lehman Brothers Aggregate Bond Index

   Periods Ended            Growth of                Total            Periods Ended            Growth of                Total
     12/31/97                $10,000                 Return             12/31/97                $10,000                 Return
-------------------       ---------------        ---------------    -----------------      ----------------         --------------
1 Year                      $ 10,950                 9.50%          1 Year                     $ 10,966                 9.66%
Inception                   $ 14,098                 7.23%(S)       Inception                  $ 14,075                 7.20%(S)

Lipper(C) Intermediate Investment Grade Debt Funds Average

  Periods Ended            Growth of                Total
    12/31/97               $10,000                  Return
-----------------      ----------------         --------------
1 Year                     $ 10,844                 8.44%
Inception                  $ 13,807                 6.66%(S)

* Assumes initial investment on January 29, 1993. Lehman Brothers Index comparison for the initial investment began February 1, 1993.
     Lipper index comparison for the initial investment began January 1, 1993.

** Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

++ Lipper(C) Intermediate (5-10 Yr.) Investment Grade Debt Funds Average is the average total return for the universe of funds within the Intermediate Investment Grade Debt Funds investment objective. The total return for the funds reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates. This type of funds invests at least 65% of assets in U.S. Treasury Bills, Notes and Bonds with average maturities of five to ten years.

(S)   Annualized.

114 Multistrategy Bond Fund

Multistrategy Bond Fund

Portfolio Management Discussion

December 31, 1997 (Unaudited)


Performance Review

For the year ended December 31, 1997, the Multistrategy Bond Fund reflected a total return of 9.5%, as compared to the Lehman Brothers Aggregate Bond Index results of 9.7%. The Fund's performance was aided by its longer duration relative to the benchmark and the strong performance of non-investment grade and emerging markets debt holdings during the first three quarters of the year.

Portfolio Highlights

Although 1997 produced reasonably strong returns from fixed income investments, it was once again a difficult year for fixed income investors. Continuing the trend from the previous year, high yield US corporate bonds and emerging markets debt securities produced the strongest returns. However, the trend ended just prior to the start of the fourth quarter, as economic crises in Asia created concerns around the globe. The resulting flight to safer investments had two divergent effects on bonds. The first was a shift of stock market assets into bonds, particularly among mutual funds. The second was a preference for "safe" bonds that resulted in a widening of yield spreads by quality. This had the consequence of weakening the demand for high yield US bonds. It also caused a selloff of emerging markets debt. High yield bonds still fared relatively well due to the continued creditworthiness of US corporations and a sound domestic economy, and as a result, ended the year as the best performing US bond sector. Although emerging markets debt securities produced losses for the quarter, their gains earlier in the year were sufficient to maintain their status as the year's best performers.

Despite the erosion of opportunities in the fourth quarter, the Multistrategy Bond Fund performed well in 1997. The market for fixed income securities was again marked by limited opportunities to generate significant returns from investment grade bonds. Alternatives in other segments of the market offered better returns. Although they were the source of the Fund's weakness in the fourth quarter, the Fund benefited from its emerging markets and high yield holdings for the year. In addition to generating healthy returns from both high yield and emerging markets securities, the Fund managers ` mortgage--backed securities holdings also produced above average returns. Duration strategies were conservative for most of the year due to the Fed's comments and the lack of clear economic signals. This resulted in some opportunity cost as yields fell during the year, particularly in the fourth quarter.

Top Ten Issuers
(as a percent of Total Investments)                    December 31, 1997
United States Treasury                                        13.5%
Federal Home Loan Mortgage Corp.                              10.2
Government National Mortgage Association                       6.6
Federal National Mortgage Association                          6.2
Great Britain Treasury                                         1.6
Kellogg Co.                                                    1.2
Time Warner, Inc.                                              1.1
Salomon, Inc.                                                  1.1
World Bank                                                     1.0
Bankers Trust Company                                          0.6

Portfolio Characteristics                              December 31, 1997
Weighted Average Quality Diversification                       AA2
Weighted Average Years-to-Maturity                             8.0 Years
Weighted Average Duration                                      4.7 Years
Current Yield (SEC 30-day standardized)                        5.6%
Number of Issues                                               335
Number of Issuers                                              264

Money Managers                                               Styles

BEA Associates                                         Broad Market-Sector
                                                           Rotation
Pacific Investment Management Co.                      Broad Market-Sector
                                                           Rotation
Standish Ayer & Wood, Inc.                             Broad Market-Sector
                                                           Rotation

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                     Multistrategy Bond Fund 115

Multistrategy Bond Fund

Statement of Net Assets

December 31, 1997

                                                  Principal       Market
                                                   Amount         Value
                                                   (000)          (000)
                                                  ---------     ---------
Long-Term Investments - 77.8%
Asset-Backed Securities - 6.5%
Advanta Credit Card Master Trust
  Series 1995-F Class A2
    6.170% due 08/01/03 (b)                       $   2,200     $   2,199
Advanta Mortgage Loan Trust
    7.040% due 01/25/29                               1,600         1,606
Aesop Funding II
  Series 1997-1 Class A-2
    6.400% due 10/20/03                               2,550         2,554
American Airlines, Inc.
  Class A-l
    9.710% due 01/02/07                                 333           370
  Series 1990-H
    9.800% due 0l/02/08                               1,190         1,442
American Express Credit Account Master Trust
  Series 1997-1 Class A
    6.400% due 04/15/05                                 500           507
Asset Securitization Corp.
  Series 1996-MD6 Class A1C
    7.040% due 11/13/26                                 975         1,007
California Infrastructure SDG&E
  Series 1997-1 Class A6
    6.310% due 09/25/08                                 300           300
  Series 1997-1 Class A7
    6.370% due 12/26/09                                 310           310
Cityscape Home Equity Loan Trust
  Pass-thru Certificate
  Series 1996-2 Class A2
    7.200% due 04/25/11                                 900           909
First USA Credit Card Master Trust
  Series 1997-6 Class A
    6.420% due 03/17/05                               1,060         1,075
Fleetwood Credit Corp. Grantor Trust
  Series 1994-B Class A
    6.750% due 03/15/10                                 354           356
Fund America Investors Corp. II
  Pass-thru Certificate
  Series 1993-F Class A-1
    5.400% due 09/25/09                                 100            94
GMAC Commercial Mortgage Securities, Inc.
  Series 1996-Cl Class F
    7.860% due 11/15/06                                 500           480
Green Tree Financial Corp.
  Series 1995-5 Class A3
    6.250% due 10/15/25                                 600           600
  Series 1995-6 Class A3
    6.650% due 11/15/25                                 900           903
  Series 1995-8 Class A2
    6.150% due 12/15/26 (b)                             537           538
Greenwich Capital Acceptance, Inc.
  Series 1994 Class A-1
    8.890% due 11/25/24 (b)                             157           160
Mellon Bank Credit Card Master Trust
  Series 1995-A Class A
    6.170% due 04/15/03 (b)                           1,750         1,752
Metris Master Trust
  Series 1997 - 1 Class A
    6.870% due 10/20/05                               1,065         1,096
Morgan Stanley Capital I, Inc.
  Mortgage Pass-thru Certificate
  Series 1996 - WFl Class X
    1.420% due 11/15/28 (b)                           3,450           252
Residential Funding Mortgage Securities II
  Series 1997-HS5 Class Ml
    7.010% due 05/25/27                               1,400         1,423
Resolution Trust Corp.
  Mortgage Pass-thru Certificate
  Series 1994-1 Class M-2
    7.750% due 09/25/29                                 407           418
  Series 1994-C2 Class G
    8.000% due 04/25/25                                 263           264
  Series 1995-1 Class 2-C
    7.500% due 10/25/28 (b)                             325           330
  Series 1995-Cl Class C
    6.900% due 02/25/27 (b)                             300           299
Salomon Brothers Mortgage Securities VII, Inc.
  Mortgage Pass-thru Certificate
  Series 1994-16 Class A
    8.440% due 11/25/24 (b)                             849           880
  Series 1997 Class A2
    7.174% due 03/25/25                                 855           885
Sears Credit Account Master Trust
  Series 1997-1 Class A
    6.200% due 07/16/07                               1,050         1,049
Standard Credit Card Master Trust
  Series 1994-2 Class A
    7.250% due 04/07/06                                 700           740
  Series 1994-4 Class A
    8.250% due 11/07/03                                 800           857
Structured Asset Securities Corp.
  Mortgage Pass-thru Certificate
  Series 1996-CFL Class A1C
    5.944% due 02/25/28                                 301           299
  Series 1996-CFL Class C
    6.525% due 02/25/28                                 250           249
The Money Store Home Equity Loan Trust
  Series 1992-B Class A
    6.900% due 07/15/07                                 207           208

116 Multistrategy Bond Fund

Multistrategy Bond Fund

December 31, 1997


                                                 Principal         Market
                                                  Amount            Value
                                                   (000)            (000)
                                                 ---------        ---------
The Money Store Home Equity Loan Trust
   Series 1996-A Class AS
      6.850% due 06/15/19                        $     700        $     709
   Series 1996-B Class AS
      7.180% due 02/15/15                              750              765
Toyota Auto Lease Trust
   Series 1997-A Class A2
      6.350% due 04/26/04                              580              581
UCFC Home Equity Loan Trust
   Series 1994-B Class A-6
      7.100% due 06/l0/23                              217              221
                                                                  ---------
                                                                     28,687
                                                                  ---------
Corporate Bonds and Notes - 20.0%
AT&T Capital Corp. (MTN)
      6.470% due 12/03/99                              480              481
A.H. Belo Corp.
      6.875% due 06/01/02                              900              917
Aames Financial Corp.
      9.125% due 11/01/03                              475              467
ACLC Franchise Loan Receivables
      6.728% due 04/15/14                            1,000            1,007
Advanta National Bank
      6.450% due 10/30/00                              700              698
Albank Capital Trust
      9.270% due 06/06/27                              625              682
American General Institutional
   Capital Series B
      8.125% due 03/15/46                            1,200            1,323
Ameins Capital I Series A
      8.850% due 02/01/27                              500              551
AMR Corp. (MTN)
      9.950% due 03/07/01                            1,000            1,105
Azteca Holdings SA
     11.000% due 06/15/02                            1,050            1,083
Banesto Delaware, Inc.
      8.250% due 07/28/02                              500              534
Banponce Trust I Series A
      8.327% due 02/01/27                              475              508
Bear Steams Capital Trust I
      7.000% due 01/15/27 (b)                          500              506
Beaver Valley Funding Corp.
      9.000% due 06/01/17                            1,570            1,759
BellSouth Capital Funding Corp.
      6.040% due 11/15/26                            1,400            1,413
BellSouth Telecommunications, Inc.
      5.850% due 11/15/45                              640              644
BNP US Funding LLC
      7.738% due 12/31/49 (b)                          630              639
Building Materials Corp.
      8.000% due 10/15/07                            1,400            1,404
Cablevision Systems Corp.
      7.875% due 12/15/07                              510              521
CBS Inc.
      7.125% due 11/01/23                              725              658
Citicorp (MTN)
      5.956% due 06/27/02 (b)                        3,000            2,987
Cliffs Drilling Co. Series B
     10.250% due 05/15/03                              215              232
Coast Federal Bank
     13.000% due 12/31/02                              375              396
Coast Savings Financial, Inc.
     10.000% due 03/01/00                              175              186
Colonial Realty LP
      7.500% due 07/15/01                              775              799
Commercial Federal Corp.
      7.950% due 12/01/06                              100              100
Compass Trust I Series A
      8.230% due 01/15/27                              350              373
Conseco Finance Trust III
      8.796% due 04/01/27                              700              791
Contifinancial Corp.
      8.375%due08/15/03                                900              932
Continental Airlines, Inc.
      9.500% due 12/15/01                              795              835
CP Limited Partnership
      8.750% due 03/02/00                              500              511
Crescent Real Estate Equities
      6.625% due 09/15/02                              900              902
      7.125% due 09/15/07                            1,000            1,014
CS Wireless System, Inc. Step Up Bond
   Zero Coupon due 03/01/06 (b)                        360               97
Dime Capital Trust I Series A
      9.330% due 05/06/27                              325              368
Equitable Life Assurance Society
      7.700% due 12/01/15                              500              538
Equity Residential Properties
      7.125% due 10/15/17                              475              475
ERAC USA Finance Co. (MTN)
      6.350% due 0l/15/01                              725              726
ERP Operating, LP
      8.500% due 05/15/99                              350              360
Federal Realty Investment Trust
      8.875% due 01/15/00                              650              682

                                                     Multistrategy Bond Fund 117

Multistrategy Bond Fund

December 31, 1997


                                             Principal        Market
                                               Amount         Value
                                               (000)          (000)
                                             ---------      ---------
Felcor Suites, Ltd.
    7.625% due 10/01/07                      $     800      $     809
First Nationwide Holdings, Inc.
   12.500% due 04/15/03                          1,475          1,674
   10.625% due 10/01/03                            500            559
First Republic Bancorp
    7.750% due 09/15/12                            750            766
First Tennessee Capital I Series A
    8.070% due 01/06/27                            575            605
First USA Bank
    5.850% due 02/22/01                            500            495
Fox/Liberty Networks LLC
   Zero Coupon due 08/15/07 (b)                    920            918
Fox/Liberty Networks LLC Step Up Bond
    9.750% due 08/15/07                            295            189
Gaylord Container Corp. Step Up Bond
   12.750% due 05/15/05 (b)                        325            348
GMAC (MTN)
    7.375% due 04/15/99                            940            956
    8.500% due 0l/31/00                            600            627
    6.625% due 04/24/00                            550            555
    6.900% due 07/05/00                            180            183
Goldman Sachs Group, LP
    6.375% due 06/15/00                            400            403
    6.200% due 01/15/01                            300            298
Great Atlantic & Pacific Tea, Inc.
    7.750% due 04/15/07                          1,225          1,292
Haven Capital Trust I
   10.460% due 02/01/27                            350            371
Homeside, Inc.
   11.250% due 05/15/03                            226            269
Imperial Capital Trust I Series B
    9.980% due 12/31/26                            250            284
Imperial Credit Industries, Inc., Series B
    9.875% due 0l/l5/07                            675            662
Interpool Capital Trust Series B
    9.875% due 02/15/27                            500            584
ISP Holdings, Inc. Series B
    9.000% due 10/15/03                            225            233
Kaufman and Broad Home Corp.
    7.750% due 10/15/04                            800            792
Loewen Group International, Inc. Series 4
    8.250% due 10/15/03                            700            742
Long Island Lighting Co.
    9.000% due 11/01/22                            770            860
Markel Capital Trust I Series B
    8.710% due 0l/01/46                            325            354
Mashantucket Western Pequot
    6.910% due 09/01/12                          1,275          1,338
Merck and Co., Series B (MTN)
    5.760% due 05/03/37                          1,780          1,824
Merita Bank, Ltd.
    7.150% due 12/29/49 (b)                      1,200          1,215
MMI Trups
    7.625% due 12/15/27                          1,425          1,419
National Westminster
    6.062% due 12/31/99 (b)                         20             18
Nextel Communications, Inc. Step Up Bond (b)
   Zero Coupon due 10/31/07                        285            175
   Zero Coupon due 09/15/07                        635            400
Niagara Mohawk Power Corporation
    8.750% due 04/01/22                            365            392
Noranda, Inc.
    8.625% due 07/15/02                            400            433
Norfolk Southern Corp.
    7.050% due 05/01/37                            800            846
North Atlantic Energy Corp. Series A
    9.050% due 06/01/02                            720            740
NWA Trust
   13.875% due 06/21/08                             90            109
Ocwen Federal Bank
   11.875% due 10/01/03                            725            816
   12.000% due 06/l5/05                            300            330
Onbank Capital Trust I
    9.250% due 02/01/27                            450            529
Orion Capital Trust I
    8.730% due 01/01/37                            225            245
Paxson Communications Corp.
   11.625% due 10/01/02                            550            594
Prime Succession Acquisition Co.
   l0.750% due 08/15/04                            400            439
Providian Capital I Series A
    9.525% due 02/01/27                            500            545
Prudential Insurance Co. of America
    6.875% due 04/l5/03                            700            712
Public Service Co., New Hampshire Series B
    9.170% due 05/l5/98                          1,500          1,509
Revlon Worldwide
   Zero Coupon due 03/15/01                      1,900          1,325
Rose Hills Corp.
    9.500% due 11/15/04                            500            520
Salomon Smith Barney Holdings
    7.980% due 03/0l/00                            400            415

118 Multistrategy Bond Fund

Multistrategy Bond Fund

December 31, 1997

                                          Principal    Market
                                           Amount       Value
                                            (000)       (000)
                                          ---------   ---------
Salomon, Inc.
    7.000% due 05/15/99                   $     275   $     278
    7.125% due 08/0l/99                         275         279
    7.750% due 05/15/00                         550         567
Salomon, Inc. (MTN)
    6.625% due 11/30/00                         750         757
Seagate Technology, Inc.
    7.450% due 03/01/37                       1,100       1,130
Simon Debartolo Group, LP
    6.750% due 07/15/04                         850         856
Sinclair Broadcast Group, Inc.
    8.750% due 12/15/07                         975         982
Sovereign Capital Trust I
    9.000% due 04/01/27                         975       1,057
Spieker Properties, LP
    6.950% due 12/15/02                         500         505
Summit Properties Inc.
    7.200% due 08/15/07                         625         643
Sun Healthcare Group, Inc.
    9.500% due 07/01/07                         625         644
Tanger Properties LP
    8.750% due 03/11/01                         350         360
Taubman Realty Group, LP
    8.000% due 06/15/99                         450         460
TCI Communications, Inc. (MTN)
    6.355% due 09/l1/00(b)                    2,000       1,985
Tenet Healthcare Corp.
    9.625% due 09/01/02                         285         309
    7.875% due 0l/l5/03                         150         154
    8.625% due 12/01/03                         340         354
    8.000% due 01/15/05                         500         508
Time Warner Inc.
    7.975% due 08/15/04                         225         240
    8.ll0% due 08/l5/06                         450         487
    8.180% due 08/15/07                         450         490
    7.570% due 02/01/24                         625         654
    6.850% due 0l/l5/26                       2,455       2,512
Toledo Edison Co.
    8.700% due 09/01/02                         500         526
Toledo Edison Co. (MTN)
    8.000% due 12/31/98                         500         505
Toll Brothers Corp.
    7.750% due 09/15/07                       1,175       1,157
Trenwick Capital Trust I
    8.820% due 02/01/37                         625         698
TU Electrical Capital V
    8.175% due 0l/30/37                         600         643
UCC Investors Holding, Inc. Step Up Bond
   Zero Coupon due 05/01/05 (b)                 220         214
Union Planters Trust Capital
    8.200% due 12/15/26                         675         716
United Companies Financial Corp.
    9.350% due 11/01/99                         375         391
    8.375% due 07/01/05                         625         648
USAir, Inc.
   10.000% due 07/01/03                         805         829
Valero Energy
    6.750% due 12/15/02                         570         573
Viacom, Inc.
    7.750% due 06/01/05                         525         534
Webster Capital Trust I
    9.360% due 01/29/27                         250         279
Wellsford Residential Property Trust
    9.375% due 02/01/02                         475         522
Wireless One, Inc. Step Up Bond
   Zero Coupon due 08/01/06 (b)                 220          46
                                                      ---------
                                                         87,412
                                                      ---------
Eurodollar Bonds -- 4.2%
Aiberton Oil Company
    9.875% due 08/15/00(b)                      250         238
Argentina, Republic of, Series 10
    5.718% due 04/0l/00(b)                      366         345
Argentina, Republic of, Series L
    6.687% due 03/31/05 (b)                   1,920       1,716
Arisco Productos Alimenticios
   10.750% due 05/22/05                         110         107
Auxiliaire Credit Foncier
    5.687% due 09/25/02 (b)                     600         578
Brazil, Federal Republic of
    6.812% due 01/01/01 (b)                   1,652       1,570
Brazil, Republic of
    1.000% due 04/15/14                       1,241         974
Credit Fonc France
   8.000% due 01/14/02                          600         629
Credit Lyonnais
   7.125% due 09/19/49 (e)                      360         355
Fifth Mexican Acceptance Corp. Class A
   8.000% due 12/15/98                        1,050         294
Hutchison Whampoa Finance, Ltd.
   7.450% due 08/0l/17                        1,375       1,330
Hutchison Whampoa Finance, Ltd. Series C
   7.500% due 08/01/27                          625         598

                                                     Multistrategy Bond Fund 119

Multistrategy Bond Fund

December 31, 1997

                                         Principal     Market
                                          Amount        Value
                                           (000)        (000)
                                         ----------   ---------
Mexico (United Mexican States)
    6.250% due 12/31/19                   $   2,000   $   1,664
    6.692% due 12/31/19 (b)                     250         231
Midland Bank
    6.062% due 12/31/49 (e)                     130         111
Okobank Series E (MTN)
    6.406% due 09/29/49                         750         743
Poland, Republic of, Step Up Bond
    4.000% due 10/27/14 (b)                   2,275       1,965
Skandinaviska Enskilda Banken (e)
    7.500% due 03/29/49                         700         700
    8.125% due 09/06/49                         475         513
Skandinaviska Enskilda Banken Series 1(MTN)
    6.625% due 03/29/49 (e)                     510         507
Tata Electric Co.
    8.500% due 08/19/17                         625         557
TFM SA de CV Step Up Bond (b)
    Zero Coupon due 06/15/09                    475         299
    Zero Coupon due 06/15/09 (144A)           1,160         719
Venezuela, Republic of, Series A
    6.750% due 03/31/07 (b)                   1,131       1,015
Videotron Holdings PLC Step Up Bond
    Zero Coupon due 07/01/04 (b)                650         619
                                                        -------
                                                         18,377
                                                        -------
Mortgage-Backed Securities - 27.1%
Asset Securitization Corporation
 Series 1997-D5 Class AID
    6.850% due 02/14/41                         900         913
Chase Commercial Mortgage Securities Corp.
    6.600% due 12/19/07                       1,500       1,453
Collateralized Mortgage Securities Corp.
 Series J Class J-5 CMO
    7.985% due 05/01/17                       2,099       2,131
Delta Funding Home Equity Loan Trust
 Series 1997-3 Class MIF
    7.080% due 10/25/28                       1,250       1,259
Federal Home Loan Mortgage Corp. (d)
    6.500% 15 Year TBA                        5,930       5,939
    7.000% 15 Year TBA                          270         274
Federal Home Loan Mortgage Corp. (d)
    7.000% 30 Year TBA                        8,500       8,574
    6.500%30 Year TBA                        15,300      15,123
Federal Home Loan Mortgage Corp. Groups
 Participation Certificate
    7.000% due 1999                             684         696
    7.000% due 2009                             521         532
    6.000% due 2011                           2,763       2,730
    7.000% due 2011                             877         893
    7.000% due 2012                           1,657       1,686
    8.500% due 2020                             351         371
    8.500% due 2021                             981       1,036
    8.500% due 2027                           1,462       1,544
Federal Home Loan Mortgage Corp.
 Participation Certificate
 Series 1014 Class E
    7.950% due 02/15/20                         569         583
Federal Home Loan Mortgage Corp.
 Series 1037 Class Z
    9.000% due 02/15/21                       1,562       1,669
 Series 1708 Class D
    6.000% due 07/15/08                       2,300       2,271
 Series 1934 Class AB
    6.000% due 08/15/07                       1,415       1,406
Federal National Mortgage
 Association Pools
    8.500% due 1999                             402         428
    6.000% due 2003                             296         293
   10.000% due 2005                             268         282
    6.000% due 2009                           1,419       1,404
    7.000% due 2009                             505         514
    6.000% due 2011                           1,859       1,832
    7.000% due 2011                           2,203       2,241
    7.835% due 2023 (b)                       1,055       1,098
    7.000% due 2024                           1,155       1,168
    7.000% due 2025                           7,619       7,702
    7.000% due 2026                             920         929
    7.000% due 2027                             460         463
Federal National Mortgage Association
 (REMIC)
 Series 1992-10 Class ZD
    8.000% due 11/25/21                       1,603       1,759
Federal National Mortgage Association (d)
    6.000% 7 Year TBA                         2,550       2,521
    6.500% 30 Year TBA                        8,480       8,374
Government National Mortgage
 Association Pools
    6.875% due 2023 (b)                         921         946
    7.000% due 2023 (b)                       2,356       2,426
Government National Mortgage
 Association Pools
    7.000% due 2023                           2,206       2,231
    6.875% due 2024 (b)                       4,101       4,219
    7.000% due 2024 (b)                       4,539       4,643
    8.500% due 2025                           1,721       1,809
    6.500% due 2026 (b)                       4,516       4,635

120 Multistrategy Bond Fund

Multistrategy Bond Fund

December 31, 1997

                                          Principal    Market
                                           Amount       Value
                                            (000)       (000)
                                         -----------  ---------
Government National Mortgage Association
    6.500% 30 Year TBA (d)                $   11,820  $  11,698
Kidder Peabody Acceptance Corp.
 Series 1994-Cl Class B
    6.850% due 02/01/06                        1,065      1,077
Morgan Stanley Capital I, Inc.
 Series HH Class A2
    7.270% due 05/15/07                          400        416
 Series WFI Class A2
    7.220% due 05/15/07                          500        519
Paine Webber Mortgage Acceptance Corp. IV
 Mortgage Pass-thru Certificate
 Series 1995-MI Class A
    6.700% due 01/15/07                          720        730
Ryland Mortgage Securities Corp. CMO
 Series 1993-8 Class A
    8.060% due 09/25/23 (b)                    1,036      1,050
                                                      ---------
                                                        118,490
                                                      ---------
Municipal Bonds - 0.6%
Municipal Electric Authority of Georgia
    5.000% due 01/01/26                        1,300      1,270
New Jersey Economic Development Authority
 Series A
    7.425% due 02/15/29                          950      1,041
 Series B
    Zero Coupon due 02/15/08                     520        275
                                                      ---------
                                                          2,586
                                                      ---------
Non-US Bonds - 2.2%
Australian Government
   10.000% due 10/15/07                  AUD   2,000      1,689
Great Britain Treasury
    7.250% due 12/07/07                  GBP   4,500      7,916
                                                      ---------
                                                          9,605
                                                      ---------
United States Government
Agencies - 0.3%
Tennessee Valley Authority
    5.880% due 04/01/36                   $    1,190      1,232
                                                      ---------
                                                          1,232
                                                      ---------
United States Government
Treasuries - 15.0%
United States Treasury Bonds
    8.125% due 08/15/19                        6,090      7,620
    7.625% due 02/15/25                        9,475     11,499
United States Treasury Notes
    5.625% due 0l/31/98                          525        525
    5.125% due 11/30/98                        2,150      2,140
    5.625% due 11/30/98 (f)                    8,010      8,010
    5.750% due 12/31/98                          925        926
    6.000% due 06/30/99                        1,800      1,809
    6.875% due 07/31/99                          325        331
    5.875% due 10/31/99                        1,250      1,249
    7.750% due 11/30/99                        9,310      9,655
    7.125% due 02/29/00                          150        154
    6.625% due 06/30/01 (f)                    4,125      4,239
    6.250% due 10/31/01 (f)                   12,200     12,408
    6.625% due 04/30/02                          500        516
    6.250% due 06/30/02                          190        194
    5.750% due 08/15/03                        2,775      2,777
    7.875% due 11/15/04                          410        458
United States Treasury
 Principal Only Strip
    Zero Coupon due 11/15/99                     465        419
 Interest Only Strips
    Zero Coupon due 02/15/19                   1,775        498
                                                      ---------
                                                         65,427
                                                      ---------
Yankee Bonds - 1.9%
Argentina, Republic of
    9.500% due 11/30/02 (b)                    1,300      1,291
Bell Cablemedia PLC Step Up Bond
    Zero Coupon due 09/15/05 (b)                 965        855
Brazil Media Trust
    6.688% due 09/15/07 (b)                      226        192
Brazil, Republic of, Series EI-L
    6.688% due 04/l5/06 (b)                       59         51
Crown Packaging Enterprise, Ltd. Step Up Bond
   14.000% due 08/01/06 (b)                      300         15
Diamond Cable Communication PLC
 Step Up Bond
    Zero Coupon due 02/15/07 (b)                 145        100
Indah Kiat International Finance Co.
   11.875% due 06/15/02                          360        343
Industrial Credit & Investment Corporation
    7.550% due 08/15/07                          170        152

                                                     Multistrategy Bond Fund 121

Multistrategy Bond Fund

December 31, 1997

                                         Principal     Market
                                          Amount        Value
                                           (000)        (000)
                                         ----------   ---------
Korea Development Bank
    7.900%due02/01/02                     $     180   $     152
Midland Bank
    6.187% due 12/31/99 (b)                     410         350
National Australia Bank
    6.400% due 12/10/07 (b)                     440         442
Repap New Brunswick
   10.625% due 04/15/05                         725         689
Rogers Cantel, Inc.
    9.375% due 06/01/08                         490         517
Royal Caribbean Cruises
    7.500% due 10/15/27                       1,400       1,425
Santander Finnish Issuances
    6.962% due 09/30/49 (b)                     250         245
St. George Bank, Ltd.
    7.150% due 10/01/05                         700         721
Tata Engineering & Locomotive, Ltd.
    7.875% due 07/15/07                         625         616
Videotron Holdings PLC Step Up Bond
    Zero Coupon due 08/15/05 (b)                390         345
                                                      ---------
                                                          8,501
                                                      ---------
Total Long-Term Investments
 (cost $334,607)                                        340,317
                                                      ---------
                                            Number
                                              of
                                          Contracts*
                                          ----------
Options Purchased - 0.0%
United States Treasury Bonds (h)
 Mar 100.l6 Call                                 37          26
 Feb 100.72 Put                                  29          23
United States Treasury Note (h)
 Mar 104.22 Call                                 41          25
                                                      ---------
Total Options Purchased
 (cost $135)                                                 74
                                                      ---------
                                           Number
                                             of
                                           Shares
                                          ---------
Preferred Stocks - 1.8%
American RE Capital                          18,100         469
Australia & New Zealand Banking Group, Ltd.   5,300         146
California Federal Preferred Capital Corp.
 Series A                                    66,050       1,734
Chancellor Media Corporation                 10,031       1,156
Credit Lyonnais Capital S.C.A. - ADR          6,400         169
El Paso Electric Co. Series A
 Payment in Kind Preferred Stock              4,351         481
Long Island Lighting Co. Series QQ           16,850         423
Pinto Totta International Finance, Ltd.       1,250       1,307
Primedia, Inc.                                5,000         501
Time Warner, Inc.                             1,147       1,284
                                                      ---------
Total Preferred Stocks
 (cost $6,907)                                            7,670
                                                      ---------
Warrants - 0.0%
Capital Pacific Holdings, Inc.
  2002 Warrants (h)                           1,817           1
                                                      ---------
Total Warrants
(cost $0)                                                     1
                                                      ---------

                                          Principal
                                            Amount
                                            (000)
                                          ---------
Short-Term Investments - 33.3%
AT&T Capital Corp. Series 4 (MTN)
    6.275% due 06/09/98                   $  1,100        1,101
Bankers Trust Company
    5.900% due 07/07/98                      3,000        2,999
Canada Treasury Bill
    3.513% due 01/29/98 (a)(g)           CAD 2,000        1,396
Federal Home Loan Mortgage Corp.
    5.950% due 06/19/98                      5,000        5,009
Frank Russell Investment Company
 Money Market Fund,
 due on demand (a)                         117,892      117,892
Hertz Corp.
    9.500% due 05/15/98                      1,300        1,316
Imperial Chemical Industrial PLC
    6.000% due 09/05/98 (b)                  2,000        1,999
Kellogg Co.
    5.600% due 01/13/98 (a)                  3,600        3,593
    5.620% due 01/28/98                      2,400        2,390
Salomon, Inc.
    5.813% due 10/20/98                      2,000        1,997
United States Treasury Bills (f)(g)
    5.190% due 01/12/98 (a)                    160          159
    5.020% due 02/05/98 (a)                     80           79
    5.090% due 02/05/98 (a)                     75           74
    5.160% due 02/05/98 (a)                     55           55
    5.100% due 03/12/98                         65           64
    5.185% due 03/12/98                        100           99
    5.175% due 04/16/98                        390          384

122 Multistrategy Bond Fund

Multistrategy Bond Fund

December 31, 1997

                                         Principal    Market
                                          Amount      Value
                                           (000)      (000)
                                         ---------  ---------
World Bank Discount Notes
    5.800% due 01/16/98 (a)(g)           $   5,000  $   4,988
                                                    ---------
Total Short-Term Investments
 (cost $145,624)                                      145,594
                                                    ---------

Total Investments
(identified cost $487,273)(c) - 112.9%                493,656

Other Assets and Liabilities,
Net, Including Options Written - (12.9%)              (56,344)
                                                    ---------
Net Assets - 100.0%                                 $ 437,312
                                                    =========

(a)  At cost, which approximates market.
(b)  Adjustable or floating rate security.
(c)  See Note 2 for federal income tax information.
(d)  Forward commitment. See Note 2.
(e)  Perpetual floating rate note.
(f) Held as collateral by the custodian in connection with futures contracts and options written by the Fund.
(g)  Rate noted is yield-to-maturity.
(h)  Nonincome-producing security.
 *   Each contract represents $100,000 notional value.

Abbreviations:
ADR - American Depositary Receipt
CMO - Collateralized Mortgage Obligation
MTN - Medium Term Note
PLC - Public Limited Company
REMIC - Real Estate Mortgage Investment Conduit
TBA - To Be Announced Security

Foreign Currency Abbreviations:
AUD - Australian dollar
CAD - Canadian dollar
GBP - British pound

        The accompanying notes are an integral part of the financial statements.

                                                     Multistrategy Bond Fund 123

Multistrategy Bond Fund

December 31, 1997

                                                       Unrealized
                                          Number      Appreciation
                                            of       (Depreciation)
                                         Contracts        (000)
                                        -----------  ---------------
Futures Contracts
(Notes 2 and 3)

Eurodollar Financial
  Futures Contracts
  expiration date 03/98                          10   $          8
United States Treasury 5 Year Note
  Futures Contracts
  expiration date 03/98                          36             10
United States Treasury 10 Year Note
  Futures Contracts
  expiration date 03/98                         254             16
United States Treasury 30 Year Bond
  Futures Contracts
  expiration date 03/98                         257            125
                                                      ------------
Total Unrealized Appreciation
  (Depreciation) on Open Futures
  Contracts Purchased ((S))                           $        159
                                                      ============

(S) At December 31, 1997, United States Government Securities valued at
    $21,332 were held as collateral by the custodian in connection with futures contracts purchased and options written by the Fund.
 *  Each contract represents $100,000 notional value.


                                          Number         Market
                                            of           Value
                                         Contracts*       (000)
                                        -----------    -----------
Options Written
(Notes 2 and 3)

United States Treasury 5 Year Notes
  Mar98.68 Put                                   37    $         8
United States Treasury 10 Year Notes
  Mar 106.22 Call                                41              8
  Jul 112.19 Call                                25              6
  Nov 109.00 Call                                29             13
  Feb 101.95 Put                                 55             32
  Jul 97.22 Put                                  25              2
  Nov 95.27 Put                                  29              8
                                                       -----------
Total Liability for Options Written
  (premiums received $156)(S)                          $        77
                                                       ===========


Foreign Currency Exchange Spot Contracts
(Note 2)

                                               Unrealized
   Contracts to   In Exchange                 Appreciation
    Deliver          For         Settlement   (Depreciation)
      (000)           (000)         Date           (000)
----------------  -----------    ----------  --------------
GBP          112  USD     186    01/02/98    $           2
                                             ==============

        The accompanying notes are an integral part of the financial statements.

124 Multistrategy Bond Fund

Multistrategy Bond Fund

Statement of Assets and Liabilities

December 31, 1997


                                                                                                                Amounts in
                                                                                                             thousands (except
                                                                                                             per share amount)
                                                                                                            -------------------
Assets
Investments at market (identified cost $487,273)(Note 2).................................................   $           493,656
Foreign currency holdings (identified cost $256).........................................................                   254
Foreign currency exchange spot contracts (cost $1 86)(Note 2)............................................                   186
Receivables:
  Dividends and interest.................................................................................                 4,477
  Investments sold (regular settlement)..................................................................                   648
  Investments sold (delayed settlement)(Note 2)..........................................................                 7,470
  Fund shares sold.......................................................................................                 1,775
  Daily variation margin on futures contracts (Notes 2 and 3)............................................                   241
                                                                                                             ------------------
       Total Assets......................................................................................               508,707

Liabilities
Payables:
  Investments purchased (regular settlement).......................................    $            6,834
  Investments purchased (delayed settlement)(Note 2)...............................                63,147
  Fund shares redeemed.............................................................                   758
  Accrued fees to affiliates (Note 4)..............................................                   298
  Other accrued expenses...........................................................                    97
Foreign currency exchange spot contracts (cost $186)(Note 2).......................                   184
Options written, at market value (premiums received $156)(Notes 2 and 3)...........                    77
                                                                                       ------------------
    Total Liabilities....................................................................................                71,395
                                                                                                             ------------------
Net Assets...............................................................................................    $          437,312
                                                                                                             ==================

Net Assets consist of:
Accumulated distributions in excess of net investment income.............................................    $               (9)
Accumulated net realized gain (loss).....................................................................                   658
Unrealized appreciation (depreciation) on:
  Investments............................................................................................                 6,383
  Futures contracts......................................................................................                   159
  Options written........................................................................................                    79
  Foreign currency-related transactions..................................................................                   117
Shares of beneficial interest............................................................................                   426
Additional paid-in capital...............................................................................               429,499
                                                                                                             ------------------
Net Assets...............................................................................................    $          437,312
                                                                                                             ==================

Net Asset Value, offering and redemption price per share:
  ($437,311,610 divided by 42,609,254 shares of $.01 par value
  shares of beneficial interest outstanding).............................................................    $            10.26
                                                                                                             ==================

        The accompanying notes are an integral part of the financial statements.

                                                     Multistrategy Bond Fund 125

Multistrategy Bond Fund

Statement of Operations

For the Year Ended December 31, 1997

                                                                                                              Amounts in thousands
                                                                                                              --------------------
Investment Income:
    Interest.............................................................................................     $             19,762
    Dividends from Money Market Fund (Note 5)............................................................                    4,131
    Dividends............................................................................................                      701
                                                                                                              --------------------
       Total Investment Income...........................................................................                   24,594

Expenses (Notes 2 and 4):
    Management fees................................................................    $            2,351
    Custodian fees.................................................................                   221
    Transfer agent fees............................................................                   306
    Bookkeeping service fees.......................................................                    20
    Professional fees..............................................................                    20
    Registration fees..............................................................                    79
    Trustees' fees.................................................................                     4
    Amortization of deferred organization expenses.................................                     7
    Miscellaneous..................................................................                    43
                                                                                         ----------------
    Expenses before reductions.....................................................                 3,051
    Expense reductions (Note 4)....................................................                  (126)
                                                                                         ----------------
      Total Expenses.....................................................................................                    2,925
                                                                                                              --------------------
Net investment income....................................................................................                   21,669
                                                                                                              --------------------
Realized and Unrealized
    Gain (Loss) on Investments (Notes 2 and 3)
Net realized gain (loss) from:
    Investments....................................................................                 4,844
    Futures contracts..............................................................                 3,037
    Options written................................................................                    45
    Foreign currency-related transactions..........................................                   256                    8,182
                                                                                         ----------------
Net change in unrealized appreciation or depreciation of:
    Investments....................................................................                 3,659
    Futures contracts..............................................................                   482
    Options written................................................................                    72
    Foreign currency-related transactions..........................................                  (132)                   4,081
                                                                                         ----------------      -------------------
Net gain (loss) on investments...........................................................................                   12,263
                                                                                                               -------------------
Net increase (decrease) in net assets resulting from operations..........................................      $            33,932
                                                                                                               ===================


        The accompanying notes are an integral part of the financial statements.

126 Multistrategy Bond Fund

Multistrategy Bond Fund

Statements of Changes in Net Assets

For the Years Ended December 31,

                                                                                                       Amounts in thousands

                                                                                                     1997               1996
                                                                                                 ------------        ------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income.....................................................................     $     21,669       $      15,928
  Net realized gain (loss)..................................................................            8,182                 534
  Net change in unrealized appreciation or depreciation.....................................            4,081              (2,357)
                                                                                                 ------------        ------------
      Net increase (decrease) in net assets resulting from operations.......................           33,932              14,105
                                                                                                 ------------        ------------
From Distributions to Shareholders:
  Net investment income.....................................................................          (21,584)            (15,942)
  In excess of net investment income........................................................             (670)               (283)
  Net realized gain on investments..........................................................           (6,734)                (87)
                                                                                                 ------------        ------------
      Total Distributions to Shareholders...................................................          (28,988)            (16,312)
                                                                                                 ------------        ------------
From Fund Share Transactions:
  Net increase (decrease) in net assets from Fund share transactions (Note 6)...............          126,940              88,869
                                                                                                 ------------        ------------
Total Net Increase (Decrease) in Net Assets.................................................          131,884              86,662
Net Assets
  Beginning of period.......................................................................          305,428             218,766
                                                                                                 ------------        ------------
  End of period (including accumulated distributions in excess of net
    investment income of $9 and $85, respectively)..........................................     $    437,312        $    305,428
                                                                                                 ============        ============

        The accompanying notes are an integral part of the financial statements.

                                                     Multistrategy Bond Fund 127

Multistrategy Bond Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each year or period and other performance information derived from the financial statements.

                                                                                  1997        1996      1995      1994      1993*
                                                                                 -------    --------   -------   -------   -------
Net Asset Value, Beginning of Period.......................................      $ 10.11    $  10.25   $  9.29   $ 10.31   $ 10.00
                                                                                 -------    --------   -------   -------   -------

Income From Investment Operations:
   Net investment income...................................................          .60         .61       .65       .58       .46
   Net realized and unrealized gain (loss) on investments..................          .33        (.12)      .97     (1.03)      .40
                                                                                 -------    --------   -------   -------   -------
      Total Income From Investment Operations..............................          .93         .49      1.62      (.45)      .86
                                                                                 -------    --------   -------   -------   -------
Less Distributions:
   Net investment income...................................................         (.60)       (.61)     (.66)     (.57)     (.46)
   In excess of net investment income......................................         (.01)       (.01)       --        --        --
   Net realized gain on investments........................................         (.17)       (.01)       --        --      (.08)
   In excess of net realized gain on investments...........................           --          --        --        --     (.0 1)
                                                                                 -------    --------   -------   -------   -------
      Total Distributions..................................................         (.78)       (.63)     (.66)     (.57)     (.55)
                                                                                 -------    --------   -------   -------   -------
Net Asset Value, End of Period.............................................      $ 10.26    $  10.11   $ 10.25   $  9.29   $ 10.31
                                                                                 =======    ========   =======   =======   =======
Total Return (%)(a)........................................................         9.50        4.97     17.92     (4.35)     8.74

Ratios/Supplemental Data:
   Net Assets, end of period ($000 omitted)................................      437,312     305,428   218,765   173,035    98,374
   Ratios to average net assets (%)(b):
      Operating expenses, net..............................................          .80         .81       .85       .85       .85
      Operating expenses, gross............................................          .83         .88       .89       .90      1.20
      Net investment income................................................         5.93        6.19      6.61      6.26      5.60

   Portfolio turnover rate(%)(b)...........................................        263.75      145.38    142.26    136.39    188.95

* For the period January 29, 1993 (commencement of operations) to December 31, 1993.
(a)  Periods less than one year are not annualized.
(b)  The ratios for the period ended December 31, 1993 are annualized.

128 Multistrategy Bond Fund

Frank Russell Investment Company

Notes to Financial Statements

December 31, 1997


1.  Organization

    Frank Russell Investment Company (the "Investment Company") is a series mutual fund with 28 different investment portfolios, referred to as "Funds." These financial statements report on eight Funds, each of which has distinct investment objectives and strategies. The Investment Company is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. It is organized and operates as a Massachusetts business trust under an amended master trust agreement dated July 26, 1984. The Investment Company's master trust agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.0l par value. As of July 8, 1996, the eight Funds that are reported in these financial statements have available Class S and Class C shares. Each Class has equal rights as to assets and voting privileges. Investment income, realized and unrealized gains and losses and fund level expenses of a Fund are allocated on a pro rata basis to each Class, based on relative net assets of each Class to the total net assets of a Fund. Certain expenses may also be charged to an individual Class for services or fees that relate specifically to that particular Class. Class C shares are charged a 12b-l distribution fee and a shareholder servicing fee of 0.40% and 0.25% of average net assets, respectively. Class S shares which are reported herein are charged no such fees. Class C shares of Frank Russell Investment Company Funds are not currently offered for investment except to existing Class C shareholders.

2.  Significant Accounting Policies

    The Funds' financial statements are prepared in accordance with generally accepted accounting principles ("GAAP") which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of these financial statements.

    Security valuation: United States equity and fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter equity and fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Many fixed-income securities do not trade each day and, thus, last sale or bid prices are frequently not available. Fixed-income securities, therefore, may be valued using prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

    International equity and fixed-income securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair market value of such securities.

    Short-term investments held by the Funds maturing within 60 days of the valuation date are valued at "amortized cost" unless the Board of Trustees determines that amortized cost does not represent fair value.

    The Funds may value certain securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

    Investment transactions: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of specific identified cost incurred by each money manager within a particular fund. The Funds may lend portfolio securities but have not done so during the year ended December 31, 1997.

    Investment income: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

    Amortization and accretion: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short-term premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

                                               Notes to Financial Statements 129

Frank Russell Investment Company

    Federal income taxes: As a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund's shareholders without regard to the income and capital gains (or losses) of the other Funds.

    It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Therefore, no federal income tax provision was required for the Funds.

    At December 31, 1997, the following Fund had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

                                             12/31/02         12/31/03          12/31/04           12/31/05          Totals
                                       -----------------  ----------------  -----------------  ----------------  --------------
      Volatility Constrained Bond          $ 5,583,410       $ 1,871,605       $ 2,135,100         $ 201,012       $ 9,791,127


    The aggregate cost of investments and the composition of gross unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 1997 are as follows:

                                                                    Gross                   Gross                   Net
                                         Federal Tax              Unrealized              Unrealized            Appreciation
                                             Cost                Appreciation           (Depreciation)         (Depreciation)
                                       ----------------         ---------------       ------------------     ------------------
     Diversified Equity               $     861,245,411         $   198,901,676       $     (30,010,052)     $     168,891,624
     Special Growth                         461,500,686             129,056,949             (17,258,000)           111,798,949
     Equity Income                          187,584,686              42,716,116              (6,803,054)            35,913,062
     Quantitative Equity                    763,265,290             243,083,614             (19,305,904)           253,777,710
     International Securities               783,951,641             124,074,226             (88,956,569)            35,117,657
     Diversified Bond                       724,753,132              18,854,130              (1,466,363)            17,387,767
     Volatility Constrained Bond            171,175,204                 998,958              (1,100,384)              (101,426)
     Multistrategy Bond                     487,553,517               7,298,443              (1,196,248)             6,102,195


    Dividends and distributions to shareholders: For all Funds, income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly for the equity Funds, annually for the International Securities Fund and monthly for the fixed income Funds. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income tax on any remaining undistributed capital gains and net investment income.

    The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in options, futures, forward contracts, passive foreign investment companies, foreign-denominated investments, mortgage-backed securities, and certain securities sold at a loss. Accordingly, a Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

130 Notes to Financial Statements

Frank Russell Investment Company

      The following reclassifications have been made to reflect activity for the year ended December 31, 1997:

                                              Undistributed            Accumulated
                                              Net Investment           Net Realized            Additional
                                                  Income               Gain (Loss)           Paid-in Capital
                                           -------------------    ---------------------  ---------------------
    Diversified Equity                     $         22,634       $         (22,634)     $             --
    Equity Income                                    45,969                 (45,969)                   --
    International Securities                     (1,732,403)              1,732,403                    --
    Diversified Bond                                414,286                (374,285)              (40,001)
    Volatility Constrained Bond                     151,289                (151,289)                   --
    Multistrategy Bond                              661,387                (661,387)                   --

    Expenses: The Funds, and when appropriate each Class, will pay their own expenses other than those expressly assumed by Frank Russell Investment Management Company ("FRIMCo" or "Manager"). Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed are allocated among all Funds principally based on their relative net assets. In addition, Class C shares will pay 12b-l and shareholder servicing fees along with other expenses that may be attributable to that Class.

    Deferred organization expenses: Organization costs of the Multistrategy Bond Fund were deferred and amortized over 60 months on a straight-line basis.

    Repurchase agreements: The Funds may engage in repurchase agreements with several financial institutions whereby a Fund, through its custodian, receives delivery of underlying securities as collateral. Each Fund's Money Manager will monitor repurchase agreements daily to determine that the market value (including accrued interest) of the underlying securities at Fedwire closing time remains at least equal to 102% of the repurchase price. The Money Manager will notify the Seller to immediately increase the collateral on the repurchase agreement to 102% of the repurchase price if collateral value falls below 102%.

    Foreign currency translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts and transactions of the Funds are translated into U.S. dollars on the following basis:

     (a) Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

     (b) Outstanding purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

    Reported net realized gains or losses from foreign currency-related transactions arise from: sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, at period-end, as a result of changes in the exchange rates.

    It is not practical to isolate that portion of the results of operations of the Funds that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Funds do isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

    Derivatives: To the extent permitted by the investment objectives, restrictions and policies set forth in the Funds' Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options,


                                               Notes to Financial Statements 131

Frank Russell Investment Company
    futures, swaps, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Funds in meeting their investment strategies.

    The Funds typically use derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by certain Funds through the use of options and futures to earn "market-like" returns with their excess and liquidity reserve cash balances. Hedging is used by some Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund. By purchasing certain instruments, Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

    Foreign currency exchange contracts: In connection with portfolio purchases and sales of securities denominated in a foreign currency, certain Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts ("contracts"). The International Securities Fund may enter into foreign currency forward overlays on liquidity reserve balances. Additionally, from time to time the International Securities, Diversified Bond, Volatility Constrained Bond and Multistrategy Bond Funds may enter into contracts to hedge certain foreign currency-denominated assets. Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, that are recognized in the Statement of Assets and Liabilities. Realized gains or losses arising from such transactions are included in net realized gain (or loss) from foreign currency-related transactions. Open contracts at December 31, 1997, are presented on the Statement of Net Assets for the applicable Funds.

    Forward commitments: The Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time (i.e., a "forward commitment", "delayed settlement" or "when issued" transaction, e.g., to be announced ("TBA")) consistent with a Fund's ability to manage its investment portfolio and meet redemption requests. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and realize short--term gains (or losses) upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

    Options: The Funds may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market. These Funds may also purchase and sell call and put options on foreign currencies. The domestic equity Funds may utilize options to equitize liquidity reserve balances.

    When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying security. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.


132 Notes to Financial Statements

Frank Russell Investment Company

    The Funds' use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds' exposure to off balance sheet risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates. The Funds' activities in written options are conducted through regulated exchanges, which do not result in counterparty credit risks.

    Futures Contracts: The domestic and international equity Funds utilize futures to equitize liquidity reserve balances. Multistrategy Bond Fund may utilize futures contracts (i.e., interest rate, foreign currency and index futures contracts) to a limited extent. The face or contract amounts of these instruments reflect the extent of the Funds' exposure to off balance sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Changes in the initial settlement values of futures contracts are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

3.  Investment Transactions

    Securities: During the year ended December 31, 1997, purchases and sales of investment securities (excluding U.S. Government and Agency obligations, short-term investments, options, futures and repurchase agreements) were as follows:

                             Purchases           Sales                                           Purchases           Sales
                            --------------    -------------                                     -------------     -------------
    Diversified Equity      $1,045,930,073    $ 947,511,960     International Securities        $ 640,428,512     $ 546,059,656
    Special Growth             489,270,179      431,240,120     Diversified Bond                  188,273,625       113,896,204
    Equity Income              284,386,921      311,750,337     Volatility Constrained Bond       122,596,258        84,854,304
    Quantitative Equity        818,416,332      707,524,869     Multistrategy Bond                203,365,969       143,707,462

    Purchases and sales of U.S. Government and Agency obligations (excluding short-term investments, options, futures and repurchase agreements) were as follows:

                                          Purchases          Sales
                                        --------------   ---------------
    Diversified Bond                    $  912,906,651   $   881,736,294
    Volatility Constrained Bond            183,206,901       215,956,623
    Multistrategy Bond                     672,131,660       661,181,843

    Options Written and Futures Contracts: Fund transactions in written options and futures contracts for the year ended December 31, 1997 were as follows:


    Diversified Equity                         Futures Contracts

                                                            Aggregate
                                           Number of      Face Value of
                                           Contracts      Contracts (1)
                                        ---------------  ---------------
    Outstanding December 31, 1996                   129  $    35,917,221
    Opened                                        1,115      333,950,160
    Closed                                       (1,026)    (320,749,349)
                                        ---------------  ---------------
    Outstanding December 31, 1997                   218  $    49,118,032
                                        ===============  ===============

(1) The aggregate face value of contracts is computed on the date each contract was opened.

                                               Notes to Financial Statements 133

Frank Russell Investment Company

    Special Growth                                  Written Options                    Futures Contracts

                                                                                                  Aggregate
                                              Number of         Premiums         Number of       Face Value of
                                              Contracts         Received         Contracts       Contracts (1)
                                          -----------------  ---------------   --------------   ---------------
        Outstanding December 31, 1996                    20  $        12,440              167   $    29,276,827
        Opened                                           --               --            1,063       211,119,652
        Closed                                           --               --           (1,021)     (203,445,662)
        Expired                                         (20)         (12,440)              --                --
                                          -----------------  ---------------   --------------   ---------------
        Outstanding December 31, 1997                    --  $            --              209   $    36,950,817
                                          =================  ===============   ==============   ===============

    Equity Income                                   Futures Contracts

                                                                Aggregate
                                              Number of       Face Value of
                                              Contracts       Contracts (1)
                                          -----------------  ---------------
        Outstanding December 31, 1996                    27  $     8,642,750
        Opened                                          253       73,137,005
        Closed                                         (224)     (71,532,735)
                                          -----------------  ---------------
        Outstanding December 31, 1997                    56  $    10,247,020
                                          =================  ===============


    Quantitative Equity                             Futures Contracts

                                                                Aggregate
                                              Number of       Face Value of
                                              Contracts       Contracts (1)
                                          -----------------  ---------------
        Outstanding December 31, 1996                    92  $    26,023,400
        Opened                                          792      225,385,169
        Closed                                         (776)    (227,561,260)
                                          -----------------  ---------------
        Outstanding December 31, 1997                   108  $    23,847,309
                                          =================  ===============



    International Securities                        Futures Contracts

                                                                Aggregate
                                              Number of       Face Value of
                                              Contracts       Contracts (1)
                                          -----------------  ---------------
        Outstanding December 31, 1996                   283  $    41,086,759
        Opened                                        2,997      403,117,161
        Closed                                       (2,871)    (392,088,537)
                                          -----------------  ---------------
        Outstanding December 31, 1997                   409  $    52,115,383
                                          =================  ===============


    Diversified Bond                                Written Options

                                              Number of          Premiums
                                              Contracts          Received
                                          -----------------  ---------------

        Outstanding December 31, 1996                    --   $           --
        Opened                                          223          148,600
        Closed                                          (20)         (11,094)
        Expired                                         (26)         (23,430)
                                           ----------------   ---------------
        Outstanding December 31, 1997                   177   $       114,076
                                           ================   ===============

(1) The aggregate face value of contracts is computed on the date each contract was opened.

134 Notes to Financial Statements

Frank Russell Investment Company

    Multistrategy Bond                              Written Options                    Futures Contracts
                                                                                                   Aggregate
                                             Number of          Premiums         Number of       Face Value of
                                             Contracts          Received         Contracts       Contracts (1)
                                          -----------------   --------------  ---------------   ---------------
        Outstanding December 31, 1996                    19   $        7,498              339   $    37,553,938
        Opened                                          348          216,627            2,175       242,887,035
        Closed                                          (25)         (13,867)          (1,957)     (214,886,057)
        Expired                                        (101)         (53,175)              --                --
                                          -----------------   --------------  ---------------   ---------------
        Outstanding December 31, 1997                   241   $      157,083              557   $    65,554,916
                                          =================   ==============  ===============   ===============

     (1) The aggregate face value of contracts is computed on the date each contract was opened.


4.  Related Parties

    Manager: FRIMCo operates and administers all of the Funds which comprise the Investment Company, and manages the Money Market and U.S. Government Money Market Funds (two series of the Investment Company not presented in this report). FRIMCo is a wholly owned subsidiary of Frank Russell Company, which researches and recommends to FRIMCo, and to the Investment Company, one or more investment management organizations to manage the portfolio of each Fund.

    For the year ended December 31, 1997, the management fee paid to FRIMCo, for the Funds listed below, in accordance with the Investment Company's Management Agreement with that firm, amounted to $33,472,172 before waivers. Such fee is payable monthly and is equal to the annual rate, by Fund, shown in the table below, of the average daily net assets of the applicable Fund.

                            Annual Rate                              Annual Rate
                            -----------                              -----------
    Diversified Equity         0.78%       International Securities       0.95%
    Special Growth             0.95        Diversified Bond               0.45
    Equity Income              0.80        Volatility Constrained Bond    0.50
    Quantitative Equity        0.78        Multistrategy Bond             0.65

    The management contract also provides that if any Fund's expenses (exclusive of interest and taxes) exceed specified limits imposed by the Manager on an annual basis, such excess will be paid by FRIMCo. The Manager has voluntarily agreed to waive a portion of its 0.65% management fee for the Multistrategy Bond Fund, to the extent that total fund level expenses for this Fund exceed 0.80% of its average daily net assets on an annual basis. The total amount of such waivers for the year ended December 31, 1997 was $126,393.

    Effective October 15, 1997, FRIMCo began calculating its management fee based on average daily net assets for each Fund, less any management fee incurred on assets invested in the Money Market Fund (see Note 5) thereby eliminating any duplication of fees. Prior to October 15, 1997, FRIMCo calculated its management fee based on average daily net assets for each Fund, which may have included an investment in the Money Market Fund. Prior to October 15, 1997, the Money Market Fund waived all management fees.

    Bookkeeping services: Fees for bookkeeping and analytic services provided to the Funds are paid or accrued to Frank Russell Company, an affiliate of the Investment Company. Frank Russell Company provides its Portfolio Verification System ("PVS") and TruVP System to the Funds, pursuant to a written Service Agreement. The PVS computerized database system records detailed transactions data for each of the Funds necessary to prepare various financial and Internal Revenue Service accounting reports, whereas the TruVP System provides analytics used by the investment department. The Funds' total fees for the year ended December 31, 1997 were $254,152. The PVS system portion of the service agreement was terminated during 1997.

    Transfer agent: The Funds have a contract with FRIMCo to provide transfer agent services to the Investment Company. Total fees for the year ended December 31, 1997 were $2,963,398.

    Distributor and Shareholder Servicing: The Investment Company has adopted a Distribution Plan pursuant to Rule 12b-l (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Selling Agents, as defined in the Plan, an amount (the "12b-l Fee") for sales support services provided, and related expenses incurred which are primarily intended to result in the sale of the Class C Shares subject to the Distribution Plan.


                                               Notes to Financial Statements 135

Frank Russell Investment Company

    The Investment Company has entered into a Distribution Agreement with Russell Fund Distributors (the "Distributor") which is a wholly-owned subsidiary of FRIMCo to promote and offer shares of Class S and Class C of the Investment Company Fund. The Distributor may enter into sub-distribution agreements with other non-affiliated parties (the "Selling/Servicing Agents"). The amounts paid to the Distributor for distribution services relating to Class C are included in the accompanying Statements of Operations. The Distributor receives no compensation from the Investment Company for its services relating to distributing the Class S Shares.

    In addition, the Investment Company has adopted a Shareholder Services Plan (the "Services Plan") under which it may make payments to the Distributor or any Servicing Agent for any activities or expenses primarily intended to assist, support or service the Servicing Agents' clients who beneficially own Class C Shares of the Funds. The amounts paid to the Distributor for shareholder services relating to Class C are included in the accompanying Statements of Operations.

    The 12b-1 Fee payments shall not exceed .75% of the average daily net assets of a Fund's Class C Shares on an annual basis. Currently the Board of Trustees has determined to assess a 12b-1 Fee equal to .40% of the average daily net assets. The shareholder servicing payments shall not exceed .25% of the average daily net assets of a Fund's Class C Shares on an annual basis. The Investment Company does not pay for unreimbursed expenses of the Distributor including amounts expended by the Distributor in excess of amounts received by it from the Investment Company, interest, carrying or other financial charges in connection with excess amounts expended, or the Distributor's overhead expenses. However, the Distributor may be able to recover such amount or more from future payments made by the Investment Company under the Distribution plan.

    Accrued fees payable to affiliates as of December 31, 1997 were as follows:

                                                                                                     Shareholder
                                                                                                     Servicing &
                                     Management      Bookkeeping       Transfer      Distribution    Distribution
                                        Fees        Service Fees      Agent Fees         Fees            Fees           Totals
                                    -------------   -------------   -------------   --------------   ------------    -----------
    Diversified Equity              $     674,779   $      28,161   $      67,619   $          952   $      2,587    $   774,098
    Special Growth                        448,689          19,384          62,399              (61)         5,063        535,474
    Equity Income                         155,136           9,758          31,923             (112)           735        197,440
    Quantitative Equity                   649,944          10,964          69,595              127          3,622        734,252
    International Securities              674,393          34,935          75,211             (661)         2,843        786,721
    Diversified Bond                      255,225          14,108          51,470             (470)         4,425        324,758
    Volatility Constrained Bond            72,119          10,797          27,585               --             --        110,501
    Multistrategy Bond                    240,128          11,949          45,588               --             --        297,665
                                    -------------   -------------   -------------   --------------   ------------    -----------
                                    $   3,170,413   $     140,056   $     431,390   $         (225)  $     19,275    $ 3,760,909
                                    =============   =============   =============   ==============   ============    ===========

    Brokerage commissions: The Funds may effect portfolio transactions through Frank Russell Securities, Inc., an affiliate of the Manager, when a money manager determines that the Fund will receive competitive execution, price, and commissions. Upon completion of such transactions, Frank Russell Securities, Inc. will refund up to 70% of the commissions paid by that Fund after reimbursement for research services provided to FRIMCo. Amounts retained by Frank Russell Securities, Inc. for the year ended December 31, 1997 were as follows:


    Diversified Equity     $  111,929      Equity Income            $     42,638
    Special Growth              8,633      International Securities      134,955

    Additionally, the Funds paid brokerage commissions to non-affiliated brokers who provided brokerage and research services to the Manager.

    Board of Trustees: The Investment Company pays each of its Trustees not affiliated with FRIMCo a retainer of $20,000 per year plus out-of-pocket expenses. Total Trustee expenses were $101,243 for the year ended December 31, 1997, and were allocated to each Fund and Class, where appropriate, on a pro rata basis, including 20 other affiliated funds not presented herein.


136 Notes to Financial Statements

Frank Russell Investment Company

5.  Money Market Fund

    The Funds are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds' objectives) in the Frank Russell Investment Company Money Market Fund (a series of Frank Russell Investment Company not presented herein). As of December 31, 1997, $366,418,000 of the Money Market Fund's net assets represents investments by these Funds and $341,514,000 represents the investments of other affiliated Funds not presented herein.


6.  Fund Share Transactions

    Share transactions for each Class of shares for the years ended December 31, were as follows:

                                                           Shares                            Dollars
                                              ---------------------------------   --------------------------------
                                                   1997               1996             1997              1996
                                              -------------     ---------------   ---------------   --------------
    Diversified Equity
       Class S
       Proceeds from shares sold                  8,086,088           5,614,599   $   375,766,850   $  230,097,300
       Proceeds from reinvestment
        of distributions                          3,725,974           1,642,850       158,438,737       66,106,841
       Payments for shares redeemed              (4,802,360)         (4,119,044)     (223,615,053)    (168,781,509)
                                              -------------     ---------------   ---------------   --------------
       Net increase (decrease)                    7,009,702           3,138,405       310,590,534      127,422,632
                                              -------------     ---------------   ---------------   --------------
       Class C*
       Proceeds from shares sold                     66,243                  --         3,187,196               --
       Proceeds from reinvestment
        of distributions                                  2                  --                89               --
       Payments for shares redeemed                  (1,200)                 --           (62,020)              --
                                              -------------     ---------------   ---------------   --------------
       Net increase (decrease)                       65,045                  --         3,125,265               --
                                              -------------     ---------------   ---------------   --------------
       Total net increase (decrease)              7,074,747           3,138,405   $   313,715,799    $ 127,422,632
                                              =============     ===============   ===============   ==============

    * Share transactions for Class C are for the period May 27, 1997 (commencement of sale of shares) to December 31, 1997.

    Special Growth
       Class S
       Proceeds from shares sold                  4,899,155           3,804,912   $   218,414,199   $  156,927,623
       Proceeds from reinvestment
        of distributions                          1,184,723             820,671        51,369,028       32,324,567
       Payments for shares redeemed              (3,197,051)         (2,997,309)     (141,074,274)    (123,713,625)
                                              -------------     ---------------   ---------------   --------------
       Net increase (decrease)                    2,886,827           1,628,274       128,708,953       65,538,565
                                              -------------     ---------------   ---------------   --------------
       Class C**
       Proceeds from shares sold                     52,918              22,414         2,414,652          980,934
       Proceeds from reinvestment
        of distributions                                  2                   1                99               43
       Payments for shares redeemed                  (5,846)                (82)         (276,164)          (3,301)
                                              -------------     ---------------   ---------------   --------------
       Net increase (decrease)                       47,074              22,333         2,138,587          977,676
                                              -------------     ---------------   ---------------   --------------
       Total net increase (decrease)              2,933,901           1,650,607   $   130,847,540   $   66,516,241
                                              =============     ===============   ===============   ==============

    ** Share transactions for Class C are for the period November 4, 1996
       (commencement of sale of shares) to December 31, 1997.

                                               Notes to Financial Statements 137

Frank Russell Investment Company

                                                        Shares                                 Dollars
                                              ---------------------------------   ------------------------------------
                                                   1997                1996             1997                 1996
                                              -------------     ---------------   -----------------   ----------------
  Equity Income
       Class S
       Proceeds from shares sold                  1,660,711           1,393,790   $      73,122,240   $     55,293,883
       Proceeds from reinvestment
        of distributions                            911,813             446,910          36,860,520         17,486,574
       Payments for shares redeemed              (1,899,151)         (1,675,865)        (84,411,404)       (66,979,445)
                                              -------------     ---------------   -----------------   ----------------
       Net increase (decrease)                      673,373             164,835          25,571,356          5,801,012
                                              -------------     ---------------   -----------------   ----------------
       Class C**
       Proceeds from shares sold                     11,673               3,036             500,212            127,066
       Proceeds from reinvestment
        of distributions                                  4                   1                 177                 41
       Payments for shares redeemed                  (6,565)                 --            (288,276)                --
                                              -------------     ---------------   -----------------   ----------------
       Net increase (decrease)                        5,112               3,037             212,113            127,107
                                              -------------     ---------------   -----------------   ----------------
       Total net increase (decrease)                678,485             167,872   $      25,783,469   $      5,928,119
                                              =============     ===============   =================   ================
    Quantitative Equity
       Class S
       Proceeds from shares sold                  9,083,437           6,980,352   $     338,711,998   $    225,170,427
       Proceeds from reinvestment
        of distributions                          3,377,853           1,823,635         119,025,818         58,110,154
       Payments for shares redeemed              (5,466,417)         (4,608,884)       (203,662,362)      (149,407,184)
                                              -------------     ---------------   -----------------   ----------------
       Net increase (decrease)                    6,994,873           4,195,103         254,075,454        133,873,397
                                              -------------     ---------------   -----------------   ----------------
       Class C**
       Proceeds form shares sold                     57,845               9,741           2,137,628            329,240
       Proceeds from reinvestment
        of distributions                                  3                   1                 102                 27
       Payments for shares redeemed                  (3,888)                 --            (155,726)                --
                                              -------------     ---------------   -----------------   ----------------
       Net increase (decrease)                       53,960               9,742           1,982,004            329,267
                                              -------------     ---------------   -----------------   ----------------
       Total net increase (decrease)              7,048,883           4,204,845   $     256,057,458   $    134,202,664
                                              =============     ===============   =================   ================
    International Securities
       Class S
       Proceeds from shares sold                  5,602,508           4,161,163   $     329,786,927   $    242,904,319
       Proceeds from reinvestment
        of distributions                            778,773             365,866          42,316,642         21,034,288
       Payments for shares redeemed              (3,744,190)         (2,822,528)       (219,850,134)      (164,668,819)
                                              -------------     ---------------   -----------------   ----------------
       Net increase (decrease)                    2,637,091           1,704,501         152,253,435         99,269,788
                                              -------------     ---------------   -----------------   ----------------
       Class C**
       Proceeds from shares sold                     15,385              10,652             911,652            633,353
       Proceeds from reinvestment
        of distributions                                  1                   1                  48                 17
       Payments for shares redeemed                  (2,782)                 (2)           (161,903)               (62)
                                              -------------     ---------------   -----------------   ----------------
       Net increase (decrease)                       12,604              10,651             749,797            633,308
                                              -------------     ---------------   -----------------   ----------------
       Total net increase (decrease)              2,649,695           1,715,152   $     153,003,232   $     99,903,096
                                              =============     ===============   =================   ================

    ** Share transactions for Class C are for the period November 4, 1996
       (commencement of sale of shares) to December 31, 1997.

138 Notes to Financial Statements

Frank Russell Investment Company


                                                           Shares                             Dollars
                                              ---------------------------------   ------------------------------------
                                                   1997              1996                1997               1996
                                              -------------     ---------------   -----------------   ----------------
    Diversified Bond
       Class S
       Proceeds from shares sold                 12,348,179           9,067,853   $     285,135,050   $    208,139,587
       Proceeds from reinvestment
        of distributions                          1,005,608             790,678          23,212,199         18,102,789
       Payments for shares redeemed              (8,175,529)         (7,398,945)       (188,567,724)      (169,652,552)
                                              -------------     ---------------   -----------------   ----------------
       Net increase (decrease)                    5,178,258           2,459,586         119,779,525         56,589,824
                                              -------------     ---------------   -----------------   ----------------

       Class C**
       Proceeds from shares sold                     71,904              42,495           1,676,993            984,717
       Proceeds from reinvestment
        of distributions                                  1                   1                  14                  2
       Payments for shares redeemed                 (11,128)               (645)           (260,392)           (15,022)
                                              -------------     ---------------   -----------------   ----------------
       Net increase (decrease)                       60,777              41,851           1,416,615            969,697
                                              -------------     ---------------   -----------------   ----------------
       Total net increase (decrease)              5,239,035           2,501,437   $     121,196,140   $     57,559,521
                                              =============     ===============   =================   ================
    Volatility Constrained Bond
       Class S
       Proceeds from shares sold                  4,531,595           3,498,329   $      86,343,467   $     66,587,891
       Proceeds from reinvestment
        of distributions                            318,828             296,985           6,058,603          5,642,187
       Payments for shares redeemed              (4,334,448)         (4,705,618)        (82,601,508)       (89,544,794)
                                              -------------     ---------------   -----------------   ----------------
       Total net increase (decrease)                515,975            (910,304)  $       9,800,562   $    (17,314,716)
                                              =============     ===============   =================   ================
    Multistrategy Bond
       Class S
       Proceeds from shares sold                 19,095,215          14,210,027   $     195,040,097   $    142,635,388
       Proceeds from reinvestment
        of distributions                          2,374,546           1,325,784          24,254,657         13,293,418
       Payments for shares redeemed              (9,058,823)         (6,685,533)        (92,355,378)       (67,059,749)
                                              -------------     ---------------   -----------------   ----------------
       Total net increase (decrease)             12,410,938           8,850,278   $     126,939,376   $     88,869,057
                                              =============     ===============   =================   ================

     There was no activity in Class C shares for Volatility Constrained Bond and Multistrategy Bond Funds.

     ** Share transactions for Class C are for the period November 4, 1996
        (commencement of sale of shares) to December 31, 1997.

7.   Dividends

     On February 2, 1998, the Board of Trustees declared the following dividends from net investment income payable on February 10, 1998, to shareholders of record on February 3, 1998:

     Diversified Bond - Class S  $  0.1176  Volatility Constrained Bond $ 0.0854
     Diversified Bond - Class C     0.1044  Multistrategy Bond            0.0491

8.   Beneficial Interest

     The following Funds or Class of shares have a shareholder with an interest greater than 10% of the total outstanding shares as of December 31, 1997:
     Diversified Bond - Class 5 15.6%, Diversified Bond - Class C 99.9%, Diversified Equity - Class C 99.9%, Special Growth Fund - Class C 99.9%, Equity Income - Class C 99.8%, International Securities - Class C 99.9%, and Quantitative Equity - Class C 99.9%.

9.   Subsequent Events

     On August 10, 1998, Frank Russell Company entered into an agreement with The Northwestern Mutual Life Insurance Co., an insurance organization, pursuant to which Northwestern Mutual Life will acquire all of the outstanding common stock of Frank Russell Company.

     At its meeting on April 27, 1998, the Investment Company's Board of Trustees, in an effort to meet the best interests of shareholders of the Volatility Constrained Bond Fund and the Fixed Income II Fund (a series of the Investment Company not presented herein) approved a plan of reorganization for the merger of the two Funds. The merger is subject to shareholder approval at a meeting scheduled for November 19, 1998.


                                               Notes to Financial Statements 139

Report of Independent Accountants

To the Shareholders and Board
of Trustees of Frank Russell Investment Company:

We have audited the accompanying statements of assets and liabilities and statements of net assets of each of the series of Frank Russell Investment Company (in this report comprised of Diversified Equity, Special Growth, Equity Income, Quantitative Equity, International Securities, Diversified Bond, Volatility Constrained Bond, and Multistrategy Bond (the "Funds")), as of December 31, 1997, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds enumerated above as of December 31, 1997, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein in conformity with generally accepted accounting principles.

Boston, Massachusetts
February 17, 1998,                              /s/ PricewaterhouseCoopers LLP
except for Note 9 as
to which the date is
August 10, 1998

140 Report of Independent Accountants

Frank Russell Investment Company

Tax Information

December 31, 1997 (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended December 31, 1997:

                                      Total Long-Term               20%
                                       Capital Gains          Capital Gains
                                     -----------------      -----------------
        Diversified Equity           $     109,703,117      $      51,126,534
        Special Growth                      43,986,236             18,075,734
        Equity Income                       26,510,344             10,143,341
        Quantitative Equity                104,834,661             41,367,069
        International Securities            40,151,287             19,300,365
        Multistrategy Bond                   2,796,526              2,395,249
        Diversified Bond                     3,520,752              2,401,708



                                                             Tax Information 141

Frank Russell Investment Company
909 A Street, Tacoma, Washington 98402
(800) 832-6688
In Washington (253) 627-7001


Trustees
   George F. Russell, Jr., Chairman
   Lynn L. Anderson
   Paul E. Anderson
   Paul Anton, PhD
   William E. Baxter
   Lee C. Gingrich
   Eleanor W. Palmer

Officers
   Lynn L. Anderson, President and Chief Executive Officer
   Peter Apanovitch, Manager of Short Term Investment Funds
   George W. Weber, Treasurer and Chief Accounting Officer
   Randall P. Lert, Director of Investments
   Karl Ege, Secretary and General Counsel

Manager and Transfer Agent
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, WA 98402

Consultant
   Frank Russell Company
   909 A Street
   Tacoma, WA 98402

Custodian
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, MA 02171

Office of Shareholder Inquiries
   909 A Street
   Tacoma, WA 98402
   (800) RUSSEL4
   (800) 787-7354

Legal Counsel
   Stradley, Ronon, Stevens & Young, LLP
   2600 - One Commerce Square
   Philadelphia, PA 19103-7098

Independent Accountants
   Coopers & Lybrand L.L.P.
   One Post Office Square
   Boston, MA 02109

Distributor
   Russell Fund Distributors, Inc.
   909 A Street
   Tacoma, WA 98402

Money Managers
Diversified Equity
   Alliance Capital Management L.P., Minneapolis, MN
   Barclays Global Fund Advisors, San Francisco, CA
   Equinox Capital Management, Inc., New York, NY
   INVESCO Capital Management, Inc. Atlanta, GA
   Lincoln Capital Management Company, Chicago, IL
   Peachtree Asset Management, Atlanta, GA
   Schneider Capital Management, Wayne, PA
   Suffolk Capital Management, Inc., New York, NY
   Trinity Investment Management Corporation, Boston, MA

Special Growth
   Delphi Management, Inc., Boston, MA
   Fiduciary International, Inc., New York, NY
   GlobeFlex Capital, L.P., San Diego, CA
   Jacobs Levy Equity Management, Inc., Roseland, NJ
   Sirach Capital Management, Inc., Seattle, WA
   Wellington Management Company LLP, Boston, MA

Equity Income
   Brandywine Asset Management, Inc., Wilmington, DE
   Equinox Capital Management, Inc., New York, NY
   Trinity Investment Management Corporation, Boston, MA

Quantitative Equity
   Barclays Global Fund Advisors, San Francisco, CA
   Franklin Portfolio Associates, LLC, Boston, MA
   J.P. Morgan Investment Management, Inc., New York, NY

International Securities
   J.P. Morgan Investment Management, Inc., New York, NY
   Marathon Asset Management Limited, London, England
   Mastholm Asset Management, L.L.C., Bellevue, WA
   Oechsle International Advisors, Boston, MA
   Rowe Price-Fleming International, Inc., Baltimore, MD
   Sanford C. Bernstein & Co., Inc., New York, NY
   The Boston Company Asset Management, Inc., Boston, MA

Diversified Bond
   Lincoln Capital Management Company, Chicago, IL
   Pacific Investment Management Company, Newport Beach, CA
   Standish, Ayer & Wood, Inc., Boston, MA

Volatility Constrained Bond
   BlackRock Financial Management, New York, NY
   Standish, Ayer & Wood, Inc., Boston, MA
   STW Fixed Income Management, Ltd., Hamilton, Bermuda

Multistrategy Bond
   BEA Associates, New York, NY
   Pacific Investment Management Company, Newport Beach, CA
   Standish, Ayer & Wood, Inc., Boston, MA

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Frank Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

142 Manager, Money Managers and Service Providers

                                                [LOGO OF RUSSELL]


                                                FRANK RUSSELL INVESTMENT COMPANY

                                                909 A Street
                                                Tacoma, WA 98402
                                                800-832-6688

                                                IN13(198)RUSS

                                                                       [ARTWORK]

                                                FRANK RUSSELL INVESTMENT COMPANY


                              1997 ANNUAL REPORT


INSTITUTIONAL FUNDS                             EQUITY I FUND

                                                EQUITY II FUND

                                                EQUITY III FUND

                                                EQUITY Q FUND

                                                INTERNATIONAL FUND

                                                FIXED INCOME I FUND

                                                FIXED INCOME II FUND

                                                FIXED INCOME III FUND




                                                December 31, 1997


                                                [LOGO OF RUSSELL]

Frank Russell Investment Company

Frank Russell Investment Company is a "series mutual fund" with 28 different investment portfolios. These financial statements report on eight Funds, each of which has distinct investment objectives and strategies.

Frank Russell Investment Management Company

Responsible for overall management and administration of the Funds.

Frank Russell Company

Consultant to Frank Russell Investment Management Company.

                        Frank Russell Investment Company
                               Institutional Funds
                                  Annual Report

                                December 31, 1997



                                Table of Contents
                                                                 Page

         Letter to Our Clients...................................   1
         Equity I Fund...........................................   2
         Equity II Fund..........................................  16
         Equity III Fund.........................................  34
         Equity Q Fund...........................................  44
         International Fund......................................  58
         Fixed Income I Fund.....................................  78
         Fixed Income II Fund....................................  96
         Fixed Income III Fund................................... 108
         Notes to Financial Statements........................... 122
         Report of Independent Accountants....................... 131
         Tax Information......................................... 132
         Manager, Money Managers and Service Providers........... 133

Frank Russell Investment Company - Institutional Funds
Copyright (C) Frank Russell Company 1998. All rights reserved. This material is proprietary and may not be reproduced, transferred, or distributed in any form without prior written permission from Frank Russell Company. It is delivered on an "as is" basis without warranty. The Russell logo is a trademark and service mark of Frank Russell Company. Frank Russell Company and Standard & Poor's Corporation are the owners of the trademarks, service marks, and copyrights related to their respective indexes. This material must be accompanied or preceded by a current Frank Russell Investment Company Prospectus containing complete information concerning the investment objectives and operations of the Company, charges, and expenses. The Prospectus should be read carefully before an investment is made. The performance as of April 1, 1995 is reported gross of investment advisory fees. For periods thereafter, performance and yields are reported net of investment advisory fees but gross of investment services fees, descriptions of which can be obtained from the investment advisor. Investment services fees and other account expenses will reduce performance (e.g., an investment services fee of 0.2% of average managed assets will reduce a 10.0% annual return to 9.8%). The performance quoted represents past performance and the investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investments in securities of non-US issuers and foreign currencies involve investment risks different than those of US issuers; the Prospectus contains further information and details regarding these risks. Russell Fund Distributors, Inc., is the distributor of Frank Russell Investment Company.

To Our Clients

Frank Russell Investment Company is pleased to present its 1997 Annual Report. This report covers information on eight of the Funds and represents the Funds' sixteenth year of operation.

During the past year we have continued our focus on the benefits of multi-manager, multi-style diversification in structuring the Funds. We remain committed to providing our clients with superior investment solutions across each of our multiple manager and style Funds. These efforts proved worthwhile in 1997 as our Funds, in general, provided solid returns as compared to their respective benchmarks and attracted many new investors, both creating significant growth in assets.

Frank Russell Investment Management Company continuously evaluates the Funds we offer our clients. Each of these Funds is carefully monitored by Russell's investment professionals to ensure that the most appropriate investment advisors and strategies are utilized within each Fund. The Advisors are monitored by the Frank Russell Investment Management Company, using the expertise and advice of the consulting group of Frank Russell Company.

During the past year, the Frank Russell Investment Company opened five new LifePoints Funds; Equity Balanced Strategy Fund, Aggressive Strategy Fund, Balanced Strategy Fund, Moderate Strategy Fund and Conservative Strategy Fund. The LifePoints Funds diversify their assets by investing in shares of six to eight Funds of the Frank Russell Investment Company, referred to as the Underlying Funds. Each LifePoints Fund has a different investment objective which it seeks to achieve by investing in different combinations of the Underlying Funds. We are excited to offer these new products which we believe will provide additional diversification and convenience through a built-in asset allocation strategy.

We look forward to having the opportunity to work with you over the upcoming year and continuing to earn your support by exceeding your expectations. Thank you for your continued confidence and investment with Frank Russell Investment Company

Sincerely,

/s/ George F. Russell, Jr.               /s/ Lynn L. Anderson

George F. Russell, Jr.                   Lynn L. Anderson
Chairman                                 President and Chief Executive Officer
Frank Russell Company                    Frank Russell Investment Company

Equity I Fund

Portfolio Management Discussion

December 31, 1997 (Unaudited)


Objective: To provide capital growth and income.

Invests in: Primarily U.S. equity securities.

Strategy: The Fund uses a multi-style, multi-manager strategy intended to achieve higher returns with moderate risk. The Fund employed the investment management services of nine managers with three separate and distinct investment styles.

Growth of a $10,000 Investment

                           [LINE GRAPH APPEARS HERE]

                                                          Lipper(C) Growth &
 Years         Equity I Fund+   Russell 1000(R) Index**  Income Funds Average++
------         -------------    ---------------------    --------------------
     *           $10,000             $10,000                  $10,000
  1988           $11,642             $11,723                  $11,492
  1989           $15,227             $15,289                  $14,071
  1990           $14,369             $14,653                  $13,439
  1991           $18,855             $19,493                  $17,311
  1992           $20,557             $21,254                  $18,744
  1993           $22,944             $23,412                  $20,847
  1994           $23,123             $23,500                  $20,633
  1995           $31,434             $32,376                  $26,947
  1996           $38,846             $39,644                  $32,536
  1997           $51,285             $52,668                  $41,349

Equity I Fund

 Periods Ended      Growth of           Total
   12/31/97          $10,000            Return
---------------    -------------    --------------
1 Year               $ 13,202           32.02%
5 Years              $ 24,948           20.06%(S)
10 Years             $ 51,285           17.76%(S)

Russell 1000(R) Index

  Periods Ended      Growth of          Total
    12/31/97          $10,000           Return
---------------    -------------    --------------
1 Year               $ 13,285           32.85%
5 Years              $ 24,781           19.90%(S)
10 Years             $ 52,668           18.07%(S)

Lipper(C) Growth & Income Funds Average

  Periods Ended      Growth of          Total
    12/31/97          $10,000           Return
 ---------------    -------------   --------------
 1 Year              $ 12,709           27.09%
 5 Years             $ 22,059           17.14%(S)
 10 Years            $ 41,349           15.25%(S)

*     Assumes initial investment on January 1, 1988.

** Russell 1000(R) Index includes the 1,000 largest companies in the Russell 3000(R) Index, the smallest of which is valued at about $43 million. The Russell 1000 Index represents the universe of stocks from which most active money managers typically select.

+ Prior to April 1, 1995, fund performance results are reported gross of investment management fees. For the period following April 1, 1995, fund performance results are reported net of investment management fees but gross of any investment services fees. Information concerning these fees can be obtained from the fund's managers upon request.

++ Lipper(C) Growth & Income Funds Average is the average total return for the universe of funds within the Growth and Income Funds investment objective. The total return for the funds reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

(S)   Annualized.


2  Equity I Fund

Equity I Fund

Portfolio Management Discussion

December 31, 1997 (Unaudited)

Performance Review
For the year ended December 31, 1997, the Equity I Fund reflected a total return of 32.0% as compared to the Russell 1000(R) Index gain of 32.9%. The Fund trailed the Index primarily due to the strength of large cap stocks and the market's defensiveness late in the year. However, performance compared favorably with the average mutual fund tracked in the Lipper(C) Growth and Income Funds Universe.

Portfolio Highlights
The performance of stocks in 1997 once again defied expectations. Stocks provided investors with returns in excess of 30%--the first time the market has ever produced three consecutive years of gains in excess of 20% per annum. Despite the market's strength, a year end flight to defensive sectors made it a difficult year for fund managers to keep pace with market indices. The market's rotation away from segments emphasized by the "active" managers produced particularly weak fourth quarter results. Technology stocks were hardest hit by the market's changing sentiment, as tech shares were sold in favor of more defensive alternatives, including utility stocks and fixed income instruments. The dominance of large capitalization stocks appeared to be at an end by mid year, but resumed again in the fourth quarter, resulting in the largest 50 stocks of the Russell 1000 Index outperforming small cap stocks in the Russell 2000(R) Index by nearly 14% for the year.


The Equity I Fund's balance of investment styles helped lessen its vulnerability to the market's rotation between sectors during the year. The Fund's Value managers provided exposure to utility shares, helping offset the underweightings of the Fund's other managers. An overweighting in technology stocks reflected generally favorable opinions among all of the Fund's managers, regardless of investment style, however, weakness in the technology sector in the latter half of the year had a negative impact on results. Waning confidence in the ability of US companies to increase profits, coupled with the uncertain impact of economic crises in Asia, resulted in weak returns from some of the market's leaders, including Intel, the Fund's largest holding for most of the year. The Fund also failed to capture some strong returns from telephone utilities stocks during the fourth quarter, as merger activity and defensive attributes combined to boost share prices in the sector. Additionally, the Fund was underweighted in two of the market's best performers, AT&T and MCI.

--------------------------------------------------------------------------------

    Top Ten Equity Holdings
    (as a percent of Total Investments)    December 31, 1997

    Philip Morris Cos., Inc.                       1.7%
    Pfizer, Inc.                                   1.6
    Cisco Systems, Inc.                            1.4
    Merck & Co., Inc.                              1.3
    Ford Motor Co.                                 1.3
    General Electric Co.                           1.3
    COMPAQ Computer Corp.                          1.3
    PepsiCo, Inc.                                  1.2
    American International Group, Inc.             1.2
    MBNA Corp.                                     1.1

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

    Portfolio Characteristics
                                                December 31, 1997

    Current P/E Ratio                                  22.3x
    Portfolio Price/Book Ratio                         3.48x
    Market Capitalization - S-Weighted Average     37.49 Bil
    Number of Holdings                                   539

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Money Managers                                  Styles

Alliance Capital Management L.P.              Growth
Barclays Global Fund Advisors, N.A.           Market-Oriented
Equinox Capital Management, Inc.              Value
INVESCO Capital Management, Inc.              Market-Oriented
Lincoln Capital Management Co.                Growth
Peachtree Asset Management                    Market-Oriented
Schneider Capital Management                  Value
Suffolk Capital Management, Inc.              Market-Oriented
Trinity Investment Management Corp.           Value

--------------------------------------------------------------------------------

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                                 Equity I Fund 3

Equity I Fund

Statement of Net Assets

December 31, 1997

                                           Number       Market
                                             of          Value
                                           Shares        (000)
                                          --------      -------
Common Stocks - 95.2%
Auto and Transportation - 5.7%
Aftermarket Technology Corp. (a)            46,800      $   848
Alexander & Baldwin, Inc.                    2,900           79
AMR Corp. (a)                               22,400        2,878
Bandag, Inc.                                 5,000          267
BE Aerospace, Inc. (a)                      47,300        1,265
Borg-Warner Automotive, Inc.                 9,100          473
Chrysler Corp.                              71,800        2,526
CNF Transportation, Inc.                     9,150          351
Comair Holdings, Inc.                       27,300          659
Continental Airlines, Inc. Class B (a)      18,400          886
Cooper Tire & Rubber Co.                   165,800        4,041
Delta Air Lines, Inc.                       20,200        2,404
Dollar Thrifty Automotive Group, Inc. (a)   19,100          392
Eaton Corp.                                 11,700        1,044
Echlin, Inc.                                49,000        1,773
Exide Corp.                                 70,400        1,822
Federal Express Corp. (a)                   24,000        1,466
Ford Motor Co.                             303,500       14,777
General Motors Corp.                         4,400          267
KLM Royal Dutch Airlines                    58,091        2,193
Magna International, Inc. Class A           34,500        2,167
Meritor Automotive, Inc.                    41,700          878
Navistar International Corp. (a)            21,300          529
Nordic American Tanker Shipping, Ltd.      215,200        3,551
Norfolk Southern Corp.                     120,000        3,698
Northwest Airlines Corp. Class A (a)        81,800        3,916
PACCAR, Inc.                                13,200          693
Southwest Airlines Co.                         900           22
Trinity Industries, Inc.                    21,100          942
UAL Corp. (a)                               81,000        7,493
US Airways Group, Inc. (a)                   2,000          124
                                                        -------
                                                         64,424
                                                        -------
Consumer Discretionary - 10.7%
AccuStaff, Inc. (a)                          4,300           99
ACNielsen Corp. (a)                          9,100          222
Avon Products, Inc.                         19,900        1,221
Barnes & Noble, Inc. (a)                     2,300           77
Barry (R.G.) Corp. (a)                     126,100        1,466
Bed Bath & Beyond, Inc. (a)                  3,900          150
Belo (A.H.) Corp. Class A                    8,800          494
Borders Group, Inc. (a)                      5,800          182
Browning-Ferris Industries, Inc.            19,500          722
Carnival Corp. Class A                      73,600        4,076
Central Newspapers, Inc. Class A             4,400          325
Chris Craft Industries, Inc. (a)             3,200          167
Clear Channel Communications, Inc. (a)      23,600        1,875
Cracker Barrel Old Country Store, Inc.       2,400           80
Darden Restaurants, Inc.                    39,500          494
Dayton Hudson Corp.                         89,200        6,021
Dillard's, Inc. Class A                     46,300        1,632
Disney (Walt) Co.                          102,800       10,184
Dollar Tree Stores, Inc. (a)                 3,550          147
Eastman Kodak Co.                           17,100        1,040
Estee Lauder Companies Class A               1,100           57
Federated Department Stores, Inc. (a)       20,600          887
General Nutrition Companies, Inc. (a)        9,100          308
Getty Realty Corp.                          40,000          885
Grand Casinos, Inc. (a)                     59,600          812
GTECH Holdings Corp. (a)                     2,500           80
Harland (John H.) Co.                       20,000          420
Hasbro, Inc.                                16,000          504
Hillenbrand Industries, Inc.                   900           46
Hilton Hotels Corp.                          9,300          277
Hollinger International, Inc. Class A       11,200          157
Home Depot, Inc. (The)                     137,000        8,066
Host Marriott Corp. (a)                     61,300        1,203
Ikon Office Solutions, Inc.                 49,500        1,392
International Game Technology               12,300          311
Intimate Brands, Inc. Class A               23,900          575
JC Penney & Co., Inc.                       35,200        2,123
Jones Apparel Group, Inc. (a)               27,500        1,183
Kellwood Co.                                50,300        1,509
King World Productions, Inc. (a)             5,900          341
Kmart Corp. (a)                            132,600        1,533
Knight-Ridder, Inc.                          1,200           62
Kohl's Corp. (a)                            29,800        2,030
Leggett & Platt, Inc.                        4,200          176
Limited, Inc. (The)                        150,000        3,825
Liz Claiborne, Inc.                         18,400          769
Lowe's Cos., Inc.                           31,400        1,497
Mark Bros. Jewelers, Inc. (a)               30,000          469
Marriot International, Inc.                  7,700          533
Mattel, Inc.                               223,143        8,312
May Department Stores Co.                   37,200        1,960
Maytag Corp.                                22,400          836
Meredith Corp.                              18,100          646
Metromedia International Group, Inc. (a)   161,100        1,530
MGM Grand, Inc. (a)                         14,700          530
Neiman-Marcus Group, Inc. (a)                8,800          266
New York Times Co. Class A                  62,700        4,146
Newell Co.                                   1,600           68
Nordstrom, Inc.                             15,900          956
Office Depot, Inc. (a)                       2,700           65
OfficeMax, Inc. (a)                         35,300          503

4 Equity I Fund

Equity I Fund

December 31, 1997

                                           Number       Market
                                             of          Value
                                           Shares        (000)
                                          --------      -------
Omnicom Group, Inc.                         19,200      $   814
PairGain Technologies, Inc. (a)              2,200           42
Payless ShoeSource, Inc. (a)                 8,400          564
Petroleum Heat & Power, Inc. Class A       378,808          852
Premark International, Inc.                 26,700          774
Promus Hotel Corp. New (a)                   9,725          408
Sears Roebuck & Co.                        122,800        5,557
Service Corp. International                 70,900        2,619
Stewart Enterprises, Inc. Class A           24,100        1,124
Sunbeam Corporation                         39,000        1,643
Tele-Communications, Inc. Series A New (a) 104,200        3,777
Tiffany & Co.                                3,600          130
Time Warner, Inc.                           53,900        3,342
TJX Cos., Inc.                              50,400        1,732
Toys "R" Us, Inc. (a)                      105,000        3,301
Tribune Co.                                 47,800        2,975
Tricon Global Restaurants, Inc. (a)         22,790          662
Tupperware Corp.                            17,100          476
Unisource Worldwide, Inc.                   68,400          975
USA Waste Services, Inc. (a)                59,400        2,331
V.F. Corp.                                   1,000           46
Viad Corp.                                   2,600           50
Wal-Mart Stores, Inc.                       51,500        2,031
Wallace Computer Services, Inc.              1,100           43
Whirlpool Corp.                             45,400        2,497
                                                        -------
                                                        121,287
                                                        -------
Consumer Staples - 8.9%
American Stores Co.                         10,000          206
Anheuser-Busch Cos., Inc.                   51,600        2,270
Campbell Soup Co.                           49,400        2,871
Canandaigua Wine International, Inc.
 Class A (a)                                 1,200           66
Chiquita Brands International, Inc.         53,700          876
Clorox Co.                                  16,000        1,265
Coca-Cola Co. (The)                        142,700        9,507
Coca-Cola Enterprises, Inc.                 60,300        2,144
Colgate-Palmolive Co.                       72,400        5,321
CPC International, Inc.                     21,000        2,263
CVS Corp.                                    5,400          346
Dean Foods Co.                               1,500           89
Dial Corp.                                   1,700           35
Dole Food, Inc.                             28,300        1,295
Fletcher's Fine Foods, Ltd. (a)             40,000          560
Gillette Co.                                46,500        4,670
Heinz (H.J.) Co.                            21,100        1,072
Hormel Foods Corp.                          26,800          878
Hudson Foods, Inc.                          53,500        1,100
International Multifoods Corp.              68,400        1,937
Interstate Bakeries Corp.                    2,600           97
JP Foodservice, Inc. (a)                    42,003        1,552
McCormick & Co., Inc.                        1,100           31
Nabisco Holdings Corp. Class A              19,500          945
PepsiCo, Inc.                              387,900       14,134
Philip Morris Cos., Inc.                   439,250       19,904
Procter & Gamble Co.                       154,600       12,339
Quaker Oats Co.                             49,900        2,632
RJR Nabisco Holdings Corp.                  82,520        3,095
Sara Lee Corp.                              39,900        2,247
SuperValu, Inc.                             19,700          825
SYSCO Corp.                                    600           27
Tyson Foods, Inc. Class A                    8,200          168
Unilever NV                                 62,700        3,915
Universal Corp.                             12,500          514
Weis Markets, Inc.                           2,200           77
Winn-Dixie Stores, Inc.                      1,200           53
Wrigley (Win.), Jr. Co.                      2,100          167
                                                        -------
                                                        101,493
                                                        -------
Financial Services - 17.9%
20th Century Industries                      2,800           73
Advanta Corp. Class A                       17,500          457
AFLAC, Inc.                                 74,000        3,783
Ahmanson (H.F.) & Co.                       59,600        3,989
Allmerica Financial Corp.                    8,100          404
Allstate Corp.                              82,366        7,485
AMBAC Financial Group, Inc.                 47,800        2,199
American Express Co.                        45,000        4,016
American International Group, Inc.         127,500       13,866
AmSouth Bancorp                             37,100        2,015
Automatic Data Processing, Inc.            140,800        8,642
Banc One Corp.                              64,230        3,488
BankAmerica Corp.                           65,900        4,811
Bankers Trust New York Corp.                11,300        1,271
BarnettBanks, Inc.                          19,100        1,373
Bear Stearns Cos., Inc.                     14,068          668
Canadian Hotel Income Properties           226,100        1,519
Charter One Financial, Inc.                  1,575           99
Chase Manhattan Corp.                      106,592       11,672
Chubb Corp. (The)                           29,450        2,227
CIGNA Corp.                                 12,300        2,129
Citicorp                                    81,600       10,317
Comdisco, Inc.                               5,100          171
Comerica, Inc.                              27,000        2,437
Commerce Bancshares, Inc.                    2,257          153

                                                                 Equity I Fund 5

Equity I Fund

December 31, 1997

                                          Number       Market
                                            of          Value
                                          Shares        (000)
                                         --------     --------
Conseco, Inc.                              85,544     $  3,887
Danielson Holding Corp. (a)               128,300          930
Dime Bancorp, Inc.                         29,200          883
Donaldson, Lufkin & Jenrette, Inc.            500           40
Dow Jones & Co., Inc.                      14,500          778
DST Systems, Inc. (a)                       1,900           81
Duke Realty Investments, Inc.              24,100          584
Edwards (A.G.), Inc.                       30,100        1,196
Equitable Companies, Inc.                  18,100          900
Equity Residential Properties Trust        34,400        1,739
Everest Reinsurance Holdings, Inc.         14,700          606
Federal Home Loan Mortgage Corp.           14,400          604
Federal National Mortgage Association     132,700        7,572
First America Bank Corp.                    4,450          343
First American Corp.                       26,600        1,323
First Chicago NBD Corp.                    21,501        1,795
First Data Corp.                           65,500        1,916
First Empire State Corp.                      500          233
Fleet Financial Group, Inc.                81,600        6,115
General Re Corp.                           18,000        3,816
Golden State Bancorp, Inc. (a)              5,700          213
Golden West Financial Corp.                 6,800          665
Green Tree Financial Corp.                 67,900        1,778
Hartford Financial Services Group
 (The), Inc.                                  500           47
Household International Corp.              47,200        6,021
Jefferson-Pilot Corp.                       2,700          210
Lehman Brothers Holdings, Inc.             18,100          923
Lincoln National Corp.                      1,300          102
Local Financial Corp. (144A)              157,900        1,836
MBNA Corp.                                455,012       12,428
Mellon Bank Corp.                          16,800        1,019
Mercantile Bankshares Corp.                 8,400          322
Mercury General Corp.                       4,600          254
Merrill Lynch & Co., Inc.                  79,600        5,806
MGIC Investment Corp.                      16,800        1,117
Morgan Stanley, Dean Witter,
 Discover and Co.                         149,550        8,842
National City Corp.                        53,300        3,504
NationsBank Corp.                          87,500        5,321
North Fork Bancorporation, Inc.             3,700          124
Northern Trust Corp.                       21,100        1,472
Norwest Corp.                              66,500        2,569
Old Republic International Corp.           15,050          560
Pacific Century Financial Corp.            31,700          785
PaineWebber Group, Inc.                    44,850        1,550
Paychex, Inc.                              16,800          851
PennCorp Financial Group, Inc.             34,000        1,213
Progressive Corp.                           6,600          791
Reliance Group Holdings, Inc.              58,200          822
Republic New York Corp.                    21,400        2,444
Ryder System, Inc.                        102,900        3,370
SouthTrust Corp.                           34,000        2,151
Spieker Properties, Inc.                   15,800          677
StarBanc Corp.                              5,500          316
State Street Corp.                         12,100          704
Synovus Financial Corp.                     7,100          233
Torchmark Corp.                            20,400          858
Transamerica Financial Corp.               14,100        1,502
Transatlantic Holdings, Inc.                3,350          239
Travelers, Inc.                            52,375        2,822
Unitrin, Inc.                                 600           38
Washington Mutual, Inc.                    33,660        2,146
                                                      --------
                                                       203,250
                                                      --------
Health Care - 11.1%
Abbott Laboratories                        52,700        3,455
Aetna, Inc.                                57,800        4,079
ALZA Corp. (a)                             40,400        1,285
American Home Products Corp.               19,800        1,515
Amgen, Inc.                                20,500        1,110
Apria Healthcare Group, Inc. (a)           71,000          954
Astra AB Class A - ADR                    202,033        3,472
Baxter International, Inc.                 87,100        4,393
Beckman Instruments, Inc.                   2,500          100
Becton, Dickinson & Co.                     3,000          150
Bergen Brunswig Corp. Class A               7,800          329
Biomet, Inc.                               67,300        1,716
Bristol-Myers Squibb Co.                  101,560        9,610
Cardinal Health, Inc.                      21,700        1,630
ChromaVision Medical Systems, Inc. (a)        140            1
Columbia/HCA Healthcare Corp.             145,000        4,296
First Health Group Corp. (a)               13,100          670
Genzyme Corp. (a)                          17,200          475
HBO & Co.                                  35,100        1,683
Health Management Associates Class A (a)    3,950          100
HEALTHSOUTH Corp. (a)                       4,000          111
Humana, Inc. (a)                           43,500          903
Integrated Health Services, Inc.           50,000        1,559
IVAX Corp. (a)                             70,200          474
Johnson & Johnson                         115,300        7,595
Lilly (Eli) & Co.                         132,000        9,191
Matrix Pharmaceutical, Inc. (a)            87,700          301
McKesson Corp.                              7,300          790
Medtronic, Inc.                            39,400        2,061
Merck & Co., Inc.                         140,750       14,955

6 Equity I Fund

Equity I Fund

December 31, 1997

                                           Number      Market
                                             of        Value
                                           Shares      (000)
                                           -------    ---------
Mylan Laboratories, Inc.                   188,700    $   3,951
Omnicare, Inc.                               6,300          195
PacifiCare Health Systems, Inc. Class B (a) 24,000        1,257
Pfizer, Inc.                               245,100       18,275
PharMerica, Inc. (a)                         5,584           58
PhyCor, Inc. (a)                            25,900          699
Quest Diagnostics, Inc. (a)                119,300        2,013
Quintiles Transnational Corp. (a)           34,600        1,332
Schering-Plough Corp.                      154,100        9,573
Smithkline Beecham PLC - ADR                49,500        2,546
Tenet Healthcare Corp. (a)                  11,650          386
Total Renal Care Holdings, Inc. (a)          7,700          212
United Healthcare Corp.                    109,900        5,461
US Bioscience, Inc. (a)                     94,563          857
Watson Pharmaceuticals, Inc. (a)             9,200          298
Wellpoint Health Networks, Inc.-Class A (a)  6,406          271
                                                      ---------
                                                        126,347
                                                      ---------
Integrated Oils - 4.4%
Amerada Hess Corp. NPV                      63,300        3,473
Amoco Corp.                                 37,000        3,150
Ashland, Inc.                               73,900        3,967
Atlantic Richfield Co.                      33,000        2,644
British Petroleum Co. PLC - ADR             33,968        2,707
Coastal Corp.                               44,000        2,725
Crown Central Petroleum Co. Class B (a)     98,000        1,991
Exxon Corp.                                132,820        8,127
Lyondell Petrochemical Co.                  47,900        1,269
Mobil Corp.                                 24,100        1,740
Murphy Oil Corp.                             5,200          282
Pennzoil Co.                                10,700          715
Phillips Petroleum Co.                      41,100        1,998
Royal Dutch Petroleum Co.                   63,200        3,425
Seagull Energy Corp. (a)                     6,300          130
Sun Co., Inc.                               35,400        1,489
Tenneco, Inc.                               38,200        1,509
Texaco, Inc.                                41,600        2,262
Unocal Corp.                                44,200        1,715
USX-Marathon Group                         140,200        4,732
                                                      ---------
                                                         50,050
                                                      ---------
Materials and Processing.. 8.7%
Air Products & Chemicals, Inc.              21,900        1,801
Albany International Corp. Class A          51,100        1,175
Albemarle Corp.                             32,300          771
Alumax, Inc. (a)                             3,400          116
Aluminum Co. of America                     49,300        3,469
American Real Estate Partners, L.P. (a)    318,062        3,121
American Standard Companies, Inc. (a)       15,000          575
Archer-Daniels-Midland Co.                  52,500        1,139
Arco Chemical Co.                            6,100          285
Asia Pulp & Paper Co, Ltd. - ADR           100,000        1,006
Ball Corp.                                  12,700          448
Bethlehem Steel Corp. (a)                   18,700          161
Bowater, Inc.                                1,300           58
Catellus Development Corp. (a)             100,700        2,014
Centex Corp.                                21,400        1,347
Champion International Corp.                31,000        1,405
Commonwealth Industries, Inc.               30,000          439
Crown Cork & Seal Co., Inc.                 47,300        2,371
Cyprus Amax Minerals Co.                    20,200          311
Cytec Industries, Inc. (a)                   2,500          117
du Pont (E.I..) de Nemours & Co.            15,000          901
Eastman Chemical Co.                        31,600        1,882
FMC Corp. (a)                               19,600        1,319
Fort James Corp.                            67,300        2,574
Gaylord Container Corp. Class A (a)        483,800        2,782
Georgia Pacific Corp.                        3,500          213
Georgia Pacific Corp. (a)                      600           14
Goodrich (B.F.) Co.                          5,600          232
Great Lakes Chemical Corp.                  78,500        3,523
Harsco Corp.                                 8,200          354
Hexcel Corp. (a)                            98,700        2,461
Illinois Tool Works, Inc.                   29,300        1,762
Inland Steel Industries, Inc.               22,500          385
International Paper Co.                     39,200        1,691
Kimberly-Clark Corp.                       117,700        5,804
Lafarge Corp.                               16,600          491
Longview Fibre Co.                           8,000          122
Louisiana Pacific Corp.                     31,600          600
LTV Corp.                                   23,200          226
Lubrizol Corp.                              20,400          752
Mead Corp.                                  58,900        1,649
Mercer International, Inc.                 130,300        1,140
Monsanto Co.                               179,100        7,522
Newhall Land & Farming Co.                  58,800        1,764
Olin Corp.                                  20,600          966
Oregon Steel Mills, Inc.                    20,000          426
Phelps Dodge Corp.                          58,400        3,635
Pioneer Hi-Bred International, Inc.          1,900          204
Potlatch Corp.                               8,500          366
Praxair, Inc.                               55,900        2,516
Precision Castparts Corp.                    1,400           84
Rayonier, Inc.                               1,800           77

                                                                 Equity I Fund 7

Equity I Fund

December 31, 1997

                                            Number      Market
                                              of        Value
                                            Shares      (000)
                                            ------    ---------
Reynolds Metals Co.                         52,500    $   3,150
Rohm & Haas Co.                             10,400          996
Sealed Air Corp. (a)                         2,300          142
Security Capital Group, Inc. Class B (a)     4,700          153
Sherwin-Williams Co.                        23,400          649
Sigma Aldrich Corp.                          1,600           63
Solutia, Inc.                               29,700          793
Sonoco Products Co.                          2,900          101
Timken Co.                                  23,300          801
Tower Realty Trust, Inc.                     8,000          197
Tyco International, Ltd.                   274,200       12,356
Unifi, Inc.                                 12,900          525
Union Carbide Corp.                          9,200          395
USG Corp. (a)                                9,800          480
USX-U.S. Steel Group                        38,800        1,212
Vulcan Materials Co.                         1,200          122
W. R. Grace & Co.                           71,400        5,743
Witco Corp.                                 17,900          730
                                                      ---------
                                                         99,174
                                                      ---------

Miscellaneous - 0.3%
FBR Asset Investment Corp.                  32,600          652
Legacy Hotels Real Estate Investment Trust 328,500        2,230
                                                      ---------
                                                          2,882
                                                      ---------
Other Energy -2.2%
Apache Corp.                                38,200        1,339
Baker Hughes, Inc.                          80,200        3,499
BJ Services Co. (a)                          6,800          489
Burlington Resources, Inc.                  11,600          520
Dresser Industries, Inc.                    19,400          814
EEX Corp. (a)                               40,186          364
Enron Oil & Gas Co.                          4,000           85
Halliburton Co.                             42,200        2,192
Helmerich & Payne, Inc.                     23,200        1,575
McDermott International, Inc.               50,300        1,842
Noble Affiliates, Inc.                      28,700        1,012
Rowan Cos., Inc. (a)                        15,000          458
Schlumberger, Ltd.                          46,700        3,759
Smith International, Inc. (a)                5,700          350
Tidewater, Inc.                              7,800          430
Transocean Offshore, Inc.                   45,100        2,173
Triton Energy, Ltd. Class A (a)             44,900        1,310
Ultramar Diamond Shamrock Corp.              9,300          296
Union Pacific Resources Group, Inc.          2,100           51
Valero Energy Corp.                         53,900        1,694
Vastar Resources, Inc.                       2,300           82
Weatherford Enterra, Inc. (a)               10,900          477
                                                      ---------
                                                         24,811
                                                      ---------
Producer Durables - 6.1%
Aeroquip-Vickers, Inc.                       9,600          471
AGCO Corp.                                  31,400          918
Alcatel Alsthom Compagnie Generale
  d'Electricite - ADR                       52,036        1,317
Applied Materials, Inc. (a)                 33,200          998
Boeing Co.                                  32,700        1,600
Briggs & Stratton Corp.                      8,800          427
Caterpillar, Inc.                           27,800        1,350
Clayton Homes, Inc.                          6,300          113
Crane Co.                                   39,600        1,718
Curtiss-Wright Corp.                        30,800        1,118
Danaher Corp.                                  500           32
Dover Corp.                                  4,400          159
Elsag Bailey Process Automation NV (a)      72,500        1,196
Foster Wheeler Corp.                        49,100        1,329
General Electric Co.                       194,900       14,301
General Semiconductor, Inc. (a)            131,600        1,522
Harnischfeger Industries, Inc.              10,200          360
Honeywell, Inc.                             25,100        1,719
Ingersoll-Rand Co.                          71,200        2,884
Johnson Controls, Inc.                      35,700        1,705
Kaiser Ventures, Inc. (a)                   60,000          645
Lexmark International Group,
Inc. Class A (a)                            31,500        1,197
Litton Industries, Inc. (a)                  7,800          449
Lockheed Martin Corp.                       36,200        3,566
Mark IV Industries, Inc.                    32,200          704
Miller (Herman), Inc.                        2,400          130
Molex, Inc.                                  5,125          164
Molex, Inc. Class A                         29,500          848
National Service Industries, Inc.              800           40
Parker-Hannifin Corp.                       36,150        1,658
Perkin-Elmer Corp.                           4,200          298
Philips Electronics NV - ADR                14,000          847
Raychem Corp.                               16,800          724
Raytheon Co. Class A                         1,518           75
Sensormatic Electronics Corp.              108,000        1,775
Sundstrand Corp.                             8,300          418
Tecumseh Products Co. Class A                6,700          327
Teradyne, Inc. (a)                          17,900          573
Thiokol Corp.                                  700           57
Thomas & Betts Corp.                        18,900          893
U.S. Filter Corp. (a)                       69,100        2,069

8 Equity I Fund

Equity I Fund

December 31, 1997

                                           Number       Market
                                             of         Value
                                           Shares       (000)
                                           -------    ---------
United Technologies Corp.                  119,800    $   8,723
Whittaker Corp. (a)                        177,300        1,950
Xerox Corp.                                 82,600        6,097
                                                      ---------
                                                         69,464
                                                      ---------
Technology - 10.6%
3Com Corp. (a)                              26,300          917
Altera Corp. (a)                            40,800        1,352
Apple Computer, Inc. (a)                    35,000          457
AVX Corp.                                      900           17
Bay Networks, Inc. (a)                       1,600           41
Cadence Design Systems, Inc. (a)            23,300          571
Cambridge Technology Partners, Inc. (a)      4,600          191
CDW Computer Centers, Inc. (a)               2,100          109
Cisco Systems, Inc. (a)                    279,400       15,577
COMPAQ Computer Corp.                      252,250       14,236
CompUSA, Inc. (a)                           28,800          893
Cooper Industries, Inc.                     25,900        1,269
Cypress Semiconductor Corp. (a)             35,000          298
Dallas Semiconductor Corp.                   1,700           69
Dell Computer Corp. (a)                    138,000       11,592
DSC Communications Corp. (a)                29,800          711
Electronic Data Systems Corp.              143,126        6,289
Ericsson (LM) Telephone Co. Class B - ADR  139,983        5,223
ESS Technology, Inc. (a)                    10,000           76
FORE Systems (a)                            35,600          543
General Dynamics Corp.                       3,900          337
General Motors Corp. Class H (a)             3,300          122
Hewlett-Packard Co.                        145,200        9,075
Imation Corp. (a)                           50,100          802
Integrated Device Technology (a)           138,600        1,299
Intel Corp.                                172,400       12,100
International Business Machines Corp.       85,300        8,919
Iomega Corp. (a)                            27,400          341
Komag, Inc. (a)                              5,100           75
Learning Co., Inc. (The) (a)               116,900        1,878
Lucent Technologies, Inc.                   45,859        3,663
Micron Technology, Inc. (a)                 30,000          780
Microsoft Corp. (a)                         88,300       11,407
Motorola, Inc.                              31,300        1,786
PeopleSoft, Inc. (a)                         5,500          213
SCI Systems, Inc. (a)                       13,500          588
Scientific-Atlanta, Inc.                    10,500          176
Seagate Technology (a)                      25,900          498
Sterling Software, Inc. (a)                    800           33
Symbol Technologies, Inc.                    1,500           57
Synopsys, Inc. (a)                          29,900        1,065
Tandy Corp.                                 20,700          798
Tellabs, Inc. (a)                           26,000        1,370
Texas Instruments, Inc.                     39,200        1,764
VLSI Technology, Inc. (a)                   22,000          517
Xilinx, Inc. (a)                            21,200          742
                                                      ---------
                                                        120,836
                                                      ---------
Utilities - 8.6%
360 Communications Co. (a)                   3,100           63
Airtouch Communications, Inc. (a)          157,500        6,546
Alltel Corp.                                 2,700          111
American Water Works, Inc.                  13,700          374
AT&T Corp.                                 117,913        7,222
Bell Atlantic Corp.                        104,802        9,537
BellSouth Corp.                             62,200        3,503
Boston Edison Co.                              900           34
Calpine Corp. (a)                           26,500          394
Central Maine Power Co.                     37,000          564
Century Telephone Enterprises, Inc.         30,700        1,529
Citizens Utilities Co. Class B (a)         164,921        1,587
Columbia Gas System, Inc.                    1,400          110
Comsat Corp. Series 1                       10,800          262
Consolidated Edison Co.                     37,600        1,542
Delmarva Power & Light Co.                   1,900           44
DTE Energy Co.                             141,700        4,915
Duke Power Co.                              72,000        3,987
Edison International                       177,400        4,823
Entergy Corp.                              203,600        6,095
EXCEL Communications, Inc. (a)               2,300           33
FirstEnergy Corp. (a)                        4,935          143
GPU, Inc.                                   58,600        2,469
GTE Corp.                                   85,989        4,493
IPALCO Enterprises, Inc.                     8,400          352
Long Island Lighting Co.                    44,100        1,329
MCI Communications Corp.                    82,000        3,511
Montana Power Co.                           21,200          674
National Fuel & Gas Co.                      7,800          380
New England Electric System                  2,400          103
New York State Electric & Gas Corp.         50,400        1,789
Niagara Mohawk Power Corp. (a)             223,700        2,349
NICOR, Inc.                                 17,800          751
NIPSCO Industries, Inc.                      9,900          489
Northeast Utilities                        114,400        1,351
OGE Energy Corp.                               600           33
Paging Network, Inc. (a)                    84,000          903
Peoples Energy Corp.                         5,000          197
PG&E Corp.                                  95,000        2,892

                                                                 Equity I Fund 9

Equity I Fund

December 31, 1997

                                            Number      Market
                                              of        Value
                                            Shares      (000)
                                            ------   ----------
Pinnacle West Capital Corp.                 25,400   $    1,076
PP&L Resources, Inc.                         3,400           81
Public Service Enterprise Group, Inc.       84,300        2,671
SBC Communications, Inc.                    53,700        3,934
Southern Co.                                33,500          867
Southern New England
 Telecommunications Corp.                   28,900        1,454
Unicom Corp.                               165,800        5,098
Union Electric Co.                           2,300          100
United States Cellular Corp. (a)             6,300          195
UtiliCorp United, Inc.                         700           27
Western Resources, Inc.                        400           17
WorldCom, Inc. (a)                         150,610        4,556
                                                     ----------
                                                         97,559
                                                     ----------
Total Common Stocks
(cost $869,545)                                       1,081,577
                                                     ----------
Convertible Preferred Stocks - 0.1%
Elsag Bailey Financing Trust (a)            18,200          714
Elsag Bailey Process Automation (144A)       9,300          365
                                                     ----------
Total Convertible Preferred Stocks
 (cost $1,278)                                            1,079
                                                     ----------
Preferred Stocks - 0.9%
Cooper Industries, Inc.                     40,400          737
Nokia Corp. - ADR                          139,600        9,772
                                                     ----------
Total Preferred Stocks
(cost $11,297)                                           10,509
                                                     ----------
                                         Principal    Market
                                          Amount      Value
                                           (000)      (000)
                                         ---------  ----------
Short-Term Investments - 4.0%
Frank Russell Investment Company
 Money Market Fund
 due on demand (b)                       $ 39,943   $   39,943
United States Treasury Notes (c)
   5.125% due 04/30/98                      5,700        5,693
                                                    ----------
Total Short-Term Investments
(cost $45,639)                                          45,636
                                                    ----------
Total Investments
(identified cost $927,759)(d) - 100.2%               1,138,801

Other Assets and Liabilities,
Net - (0.2%)                                            (2,428)
                                                   -----------
Net Assets - 100.0%                                $ 1,136,373
                                                   ===========

(a)  Nonincome-producing security.
(b)  At cost, which approximates market.
(c) Held as collateral by the custodian in connection with futures contracts purchased by the Fund.
(d)  See Note 2 for federal income tax information.

Abbreviations:
ADR - American Depositary Receipt
NPV - No Par Value
NV - Nonvoting
PLC - Public Limited Company
144A - Represents private placement security for qualified buyers according to rule 144A of the Security Act of 1933.

        The accompanying notes are an integral part of the financial statements.

10 Equity I Fund

Equity I Fund

December 31, 1997

                                                        Unrealized
                                          Number       Appreciation
                                            of        (Depreciation)
                                         Contracts        (000)
                                         ---------    --------------
Futures Contracts
(Notes 2 and 3)

S & P 500 Index Futures Contracts
 expiration date 03/98                         129    $          319
S & P 400 Midcap Index Futures Contracts
 expiration date 03/98                          47               110
                                                      --------------
Total Unrealized Appreciation
   (Depreciation) on Open Futures
   Contracts Purchased ((S))                          $          429
                                                      ==============

((S)) At December 31, 1997, United States Treasury Notes valued at
      $5,693 were held as collateral by the custodian in connection with futures contracts purchased by the Fund.

   The accompanying notes are an integral part of the financial statements.

                                                                Equity I Fund 11

Equity I Fund

Statement of Assets and Liabilities

December 31, 1997

                                                                                                                    Amounts in
                                                                                                                 thousands (except
                                                                                                                 per share amount)
                                                                                                               --------------------
Assets
Investments at market (identified cost $927,759)(Note 2).....................................................  $          1,138,801
Cash.........................................................................................................                   842
Receivables:
    Dividends and interest...................................................................................                 2,005
    Investments sold.........................................................................................                 5,584
    Fund shares sold.........................................................................................                 5,346
    Daily variation margin on futures contracts (Notes 2 and 3)..............................................                    33
                                                                                                               --------------------
      Total Assets...........................................................................................             1,152,611

Liabilities
Payables:
    Investments purchased..............................................................  $           2,766
    Fund shares redeemed...............................................................             12,702
    Accrued fees to affiliates (Note 4)................................................                648
    Other accrued expenses.............................................................                122
                                                                                         -----------------
       Total Liabilities.....................................................................................                16,238
                                                                                                               --------------------
Net Assets...................................................................................................  $          1,136,373
                                                                                                               ====================
Net Assets consist of:
Accumulated net realized gain (loss).........................................................................                 7,329
Unrealized appreciation (depreciation) on:
  Investments................................................................................................               211,037
  Futures contracts..........................................................................................                   429
Shares of beneficial interest................................................................................                   372
Additional paid-in capital...................................................................................               917,206
                                                                                                               --------------------
Net Assets...................................................................................................  $          1,136,373
                                                                                                               ====================
Net Asset Value, offering and redemption price per share:
   ($1,136,372,648 divided by 37,244,829 shares of $.01 par value
    shares of beneficial interest outstanding)...............................................................  $              30.51
                                                                                                               ====================

The accompanying notes are an integral part of the financial statements.

12 Equity I Fund

Equity I Fund

Statement of Operations

For the Year Ended December 31, 1997

                                                                                                                Amounts in thousands
                                                                                                               ---------------------
Investment Income:
    Dividends................................................................................................  $              15,638
    Dividends from Money Market Fund (Note 5)................................................................                  2,042
    Interest.................................................................................................                    230
                                                                                                               ---------------------
       Total Investment Income...............................................................................                 17,910

Expenses (Notes 2 and 4):
    Management fees....................................................................  $           6,457
    Custodian fees.....................................................................                545
    Transfer agent fees................................................................                335
    Bookkeeping service fees...........................................................                 35
    Professional fees..................................................................                 40
    Registration fees..................................................................                 35
    Trustees' fees.....................................................................                  4
    Miscellaneous......................................................................                 80
                                                                                         -----------------
      Total Expenses...................................................................                                        7,531
                                                                                                               ---------------------
Net investment income..................................................................                                       10,379
                                                                                                               =====================
Realized and Unrealized
    Gain (Loss) on Investments (Notes 2 and 3)
Net realized gain (loss) from:
    Investments........................................................................            239,276
    Futures contracts..................................................................             10,990                  250,266
                                                                                         -----------------
Net change in unrealized appreciation or depreciation of:
    Investments........................................................................             30,599
    Futures contracts..................................................................                575                    31,174
                                                                                         -----------------     ---------------------

Net gain (loss) on investments...............................................................................                281,440
                                                                                                               ---------------------
Net increase (decrease) in net assets resulting from operations..............................................  $             291,819
                                                                                                               ====================

        The accompanying notes are an integral part of the financial statements.

                                                                Equity I Fund 13

Equity I Fund

Statements of Changes in Net Assets

For the Years Ended December 31,

                                                                                               Amounts in thousands
                                                                                            -------------------------
                                                                                               1997           1996
                                                                                            ----------      ---------
Increase (Decrease) in Net Assets
From Operations:
    Net investment income ..............................................................    $   10,379      $  12,119
    Net realized gain (loss) ...........................................................       250,266        110,958
    Net change in unrealized appreciation or depreciation ..............................        31,174         65,403
                                                                                            ----------      ---------
      Net increase (decrease) in net assets resulting from operations ..................       291,819        188,480
                                                                                            ----------      ---------
From Distributions to Shareholders:
    Net investment income ..............................................................       (10,379)       (12,119)
    In excess of net investment income .................................................           (26)          (104)
    Net realized gain on investments ...................................................      (260,727)      (104,791)
                                                                                            ----------      ---------
      Total Distributions to Shareholders ..............................................      (271,132)      (117,014)
                                                                                            ----------      ---------
From Fund Share Transactions:
    Net increase (decrease) in net assets from Fund share transactions (Note 6) ........       153,733        138,990
                                                                                            ----------      ---------
Total Net Increase (Decrease) in Net Assets ............................................       174,420        210,456

Net Assets
    Beginning of period ................................................................       961,953        751,497
                                                                                            ----------      ---------
    End of period ......................................................................    $1,136,373      $ 961,953
                                                                                            ==========      =========

        The accompanying notes are an integral part of the financial statements.

14 Equity I Fund

Equity I Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each year or period and other performance information derived from the financial statements.


                                                                                  1997       1996      1995      1994       1993
                                                                                ---------   -------   -------   -------   -------

Net Asset Value, Beginning of Period.......................................     $   30.34   $ 28.00   $ 23.32   $ 24.91   $ 25.00
                                                                                ---------   -------   -------   -------   -------
Income From Investment Operations:
   Net investment income...................................................           .34       .42       .52       .62       .60
   Net realized and unrealized gain (loss) on investments..................          8.89      5.96      7.71      (.41)     2.18
                                                                                ---------   -------   -------   -------   -------
      Total Income From Investment Operations..............................          9.23      6.38      8.23       .21      2.78
                                                                                ---------   -------   -------   -------   -------
Less Distributions:
   Net investment income...................................................          (.34)     (.42)     (.52)     (.62)     (.60)
   Net realized gain on investments........................................         (8.72)    (3.62)    (3.03)     (.94)    (2.11)
   In excess of net realized gain on investments...........................            --        --        --      (.24)     (.16)
                                                                                ---------   -------   -------   -------   -------
      Total Distributions..................................................         (9.06)    (4.04)    (3.55)    (1.80)    (2.87)
                                                                                ---------   -------   -------   -------   -------
Net Asset Value, End of Period.............................................     $   30.51   $ 30.34   $ 28.00   $ 23.32   $ 24.91
                                                                                ---------   -------   -------   -------   -------
Total Return (%)(a)........................................................         32.02     23.58     35.94      0.79     11.61

Ratios/Supplemental Data:
   Net Assets, end of period ($000 omitted)................................     1,136,373   961,953   751,497   547,242   514,356

   Ratios to average net assets (%)(a):
      Operating expenses...................................................           .70       .71       .59       .12       .14
      Net investment income................................................           .96      1.38      1.91      2.52      2.36
   Portfolio turnover rate (%).............................................        110.75     99.51     92.04     75.02     91.87
   Average commission rate paid per share
    of security ($ omitted)................................................         .0511     .0464       N/A       N/A       N/A

(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. See
     Note 4.







                                                                Equity I Fund 15

Equity II Fund

Portfolio Management Discussion

December 31, 1997 (Unaudited)

Objective: To enhance total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from the Equity I Fund.


Invests in: Primarily small capitalization and "emerging growth-type" U.S. equity securities.

Strategy: The Fund uses a multi-style, multi-manager strategy intended to achieve higher returns with moderate risk. The Fund employed the investment management services of six small capitalization stock fund managers with three separate and distinct investment styles.

Growth of a $10,000 Investment

                           [LINE GRAPH APPEARS HERE]

                                                                  Lipper(C)
 Dates           Equity II+           Russell 2500(TM)**     Small Co. Growth ++
 -----           ----------           ------------------     ------------------
    *            $10,000                 $10,000                  $10,000
 1988            $11,522                 $12,273                  $11,903
 1989            $14,360                 $14,658                  $14,564
 1990            $12,240                 $12,477                  $13,082
 1991            $17,430                 $18,303                  $19,761
 1992            $19,750                 $21,266                  $22,193
 1993            $23,049                 $24,783                  $25,890
 1994            $22,449                 $24,521                  $25,624
 1995            $28,885                 $32,295                  $33,525
 1996            $34,230                 $38,441                  $40,152
 1997            $44,038                 $47,804                  $48,478

Equity II Fund


 Periods Ended        Growth of          Total
    12/31/97           $10,000          Return
 -------------        ----------       ------------
 1  Year              $ 12,866          28.66%
 5  Years             $ 22,298          17.40%(S)
 1O Years             $ 44,038          15.98%(S)

Russell 2500(TM) Index


Periods Ended       Growth of          Total
   12/31/97          $10,000           Return
---------------     ----------      ------------
1  Year             $ 12,436           24.36%
5  Years            $ 22,479           17.59%(S)
l0 Years            $ 47,804           16.94%(S)

Lipper(C) Small Co. Growth Funds Average


  Periods Ended      Growth of          Total
    12/31/97         $10,000            Return
---------------     ----------      ------------
1 Year              $ 12,074           20.74%
5 Years             $ 21,844           16.91%(S)
10 Years            $ 48,478           17.10%(S)

 *  Assumes initial investment on January 1, 1988.

** Russell 2500(TM) Index is composed of the bottom 500 stocks in the Russell 1000(R) Index and all the stocks in the Russell 2000(R) Index. The largest security in this index has a market capitalization of about $5.7 billion.

 + Prior to April 1, 1995, fund performance results are reported gross of investment management fees. For the period following April 1, 1995, fund performance results are reported net of investment management fees but gross of any investment services fees. Information concerning these fees can be obtained from the fund's managers upon request.

++ Lipper(C) Small Co. Growth Funds Average is the average total return for the universe of funds within the Small Company Growth Funds investment objective. The total return for the funds reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

(S) Annualized.

16 Equity II Fund

Equity II Fund

Portfolio Management Discussion

December 31, 1997 (Unaudited)


Performance Review

For the year ended December 31, 1997, the Equity II Fund reflected a total return of 28.7% as compared to the Russell 2500TM Index, which gained only 24.4%. The Fund's performance was even better relative to other small cap funds tracked by Lipper Analytical Services. Although good security selection was the primary factor in achieving positive returns, sector exposures also contributed to the Fund's favorable results.

Portfolio Highlights

After outperforming large caps in the second and third quarters, the small capitalization market appeared to be gaining momentum. However, the market's flight to defensive stocks in the fourth quarter proved a decisive setback, with the Russell 2000(R) Index gaining only 22.4% for the year versus the 32.9% gain of the large and medium cap Russell 1000(R) Index. Despite fourth quarter weakness, the Fund produced strong results for the year, with managers' security selection accounting for the majority of the superior performance. Sector allocations also contributed to positive returns, mainly due to the Fund's overweightings in financial services and energy stocks during the year.

Investment style also had a strong influence on performance in the small cap market. While the returns of small Value stocks rivaled large cap issues, small Growth stocks trailed by a sizable margin. The Russell 2000(R) Value Index gained 31.8% during the year, while its counterpart, the Russell 2000(R) Growth Index rose only 12.9%. The Equity II Fund's Value managers contributed even better gains than their benchmark, both up more than 40% for the year. The Growth managers struggled through a difficult environment, although Fiduciary International managed to produce returns exceeding their small cap growth benchmark. Despite the dominance of larger cap stocks, the Fund's micro-cap oriented manager, Wellington, also produced strong performance for the year.

Top Ten Equity Holdings
(as a percent of Total Investments)        December 31, 1997

Fremont General Corp.                               0.8%
City National Corp.                                 0.7
Ciber                                               0.6
Donaldson, Lufkin & Jenrette                        0.6
Best Buy                                            0.6
American Bankers Insurance Group, Inc.              0.6
Earthgrains                                         0.6
Compuware Corp.                                     0.5
CBT Group PLC - ADR                                 0.5
AAR Corp.                                           0.5


Portfolio Characteristics
                                           December 31, 1997
Current P/E Ratio                                  21.8x
Portfolio Price/Book Ratio                         3.09x
Market Capitalization - $-Weighted Average         1.47 Bil
Number of Holdings                                  838


Money Managers                                  Styles
Delphi Management, Inc.                     Small Cap-Value
Fiduciary International, Inc.               Small Cap-Growth
GlobeFlex Capital, L.P.                     Small Cap-Market-
                                              Oriented
Jacobs Levy Equity Management, Inc.         Small Cap-Value
Sirach Capital Management, Inc.             Small Cap-Growth
Wellington Management Company LLP           Small Cap-Market-
                                              Oriented



Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.


                                                               Equity II Fund 17

Equity II Fund

Statement of Net Assets

December 31, 1997

                                           Number       Market
                                             of         Value
                                           Shares        (000)
                                          --------     --------
Common Stocks - 93.8%
Auto and Transportation - 4.5%
AAR Corp.                                   64,800     $  2,511
ABC Rail Products Corp. (a)                  7,000          140
Aftermarket Technology Corp. (a)            25,000          453
Airborne Freight Corp.                      34,500        2,143
AirNet Systems, Inc. (a)                     7,800          168
Alaska Air Group, Inc. (a)                  21,400          829
Alexander & Baldwin, Inc.                    2,700           74
Arctic Cat, Inc.                             4,300           42
Arvin Industries, Inc.                      11,000          366
Avondale Industries, Inc. (a)                5,300          157
Barnes Group, Inc.                           7,000          159
Borg-Warner Automotive, Inc.                 9,100          473
Carey International, Inc. New (a)            8,000          121
Circle International Group, Inc.             3,300           76
Coachmen Industries, Inc.                   47,000        1,013
Consolidated Freightways Corp. (a)          27,700          377
Control Devices, Inc. (a)                    9,333          149
Excel Industries, Inc.                       7,000          126
Fleetwood Enterprises, Inc.                 16,200          687
FRP Properties, Inc. (a)                     4,000          126
Hvide Marine, Inc. Class A (a)              16,900          427
Keystone Automotive Industries, Inc. (a)     6,000          143
Knight Transportation, Inc. (a)              4,000          104
Landair Services, Inc. (a)                   6,000          138
M.S. Carriers, Inc. (a)                      4,700          115
Mark VII, Inc. (a)                           8,000          130
Midwest Express Holdings, Inc. (a)           2,900          113
MTL, Inc. (a)                               37,500          947
Navistar International Corp. (a)            51,400        1,275
Offshore Logistics, Inc. (a)                64,200        1,372
Overseas Shipholding Group, Inc.             5,700          124
Pittston Burlington Group                    5,100          134
Roadway Express, Inc.                        8,700          193
Standard Motor Products, Inc. Class A        2,800           63
Trans World Airlines, Inc. New (a)          37,100          376
Transport Corp. of America (a)              10,000          158
Trinity Industries, Inc.                    35,700        1,593
U.S. Xpress Enterprises, Inc. Class A (a)   23,000          500
US Airways Group, Inc. (a)                  29,700        1,856
USFreightways Corp.                         15,500          504
Wynn's International, Inc.                   2,500           80
Yellow Corp. (a)                            48,900        1,226
                                                       --------
                                                         21,761
                                                       --------
Consumer Discretionary - 16.3%
Abacus Direct Corp. (a)                      9,800          402
Abercrombie & Fitch Co. Class A (a)         52,600        1,644
ABM Industries, Inc.                         1,400           43
AccuStaff, Inc. (a)                         77,200        1,776
American Eagle Outfitters, Inc. (a)         13,300          456
American Greetings Corp. Class A            51,100        1,999
Ames Department Stores, Inc. New (a)        13,400          229
Anchor Gaming (a)                           14,100          783
Apple South                                 76,300        1,001
ARC International Corp. (a)                 20,000          125
Ascent Entertainment Group, Inc. (a)        15,900          161
Authentic Fitness Corp.                      9,300          171
Aviation Sales Co. (a)                       2,600           98
Belo (A.H.) Corp. Class A                    1,000           56
Best Buy Co. (a)                            74,000        2,729
BJ's Wholesale Club, Inc. (a)               30,500          957
Bob Evans Farms, Inc.                        9,405          208
Bowne & Co., Inc.                            8,500          339
Buckle, Inc. (The)(a)                        6,700          229
Burlington Coat Factory
  Warehouse Corp.                           61,200        1,006
Cameron Ashley Building Products, Inc. (a)  10,000          167
Caribiner International, Inc. (a)           18,500          823
Cash America International, Inc.             9,838          127
Catalytica, Inc. (a)                        11,800          139
CellStar Corp. (a)                          23,600          469
Central Newspapers, Inc. Class A            22,200        1,641
CIDCO, Inc. (a)                              8,700          162
CKE Restaurants, Inc.                       32,660        1,376
Claire's Stores, Inc.                       42,400          824
Coinmach Laundry Corp. (a)                   7,000          172
Cole National Corp. Class A (a)              4,000          120
Computer Horizons Corp. (a)                 19,300          878
Consolidated Graphics, Inc. (a)             15,500          723
Cornell Corrections, Inc. (a)                8,000          166
CorporateFamily Solutions, Inc. (a)          2,300           48
Cox Radio, Inc. Class A (a)                  2,200           89
Cross (A.T.) Co. Class A                     4,900           50
Daisytek International Corp. (a)             4,000          139
Dan River, Inc. Class A (a)                  9,000          148
Data Processing Corp. (a)                    4,700          120
Department 56, Inc. (a)                      8,100          233
DeVRY, Inc. (a)                             36,000        1,148
Dollar Tree Stores, Inc. (a)                11,000          455
Dress Barn, Inc. (a)                        14,700          412
Equity Corp. International (a)              35,000          809
Ethan Allen Interiors, Inc.                  2,300           89
Extended Stay America, Inc. (a)             17,800          221
Fingerhut Cos., Inc.                        27,400          586
First Brands Corp.                          17,000          458
Footstar, Inc. (a)                          12,600          339
Fossil, Inc. (a)                             1,900           48

18 Equity II Fund

Equity II Fund

December 31, 1997

                                           Number       Market
                                             of         Value
                                           Shares        (000)
                                          --------     --------
General Nutrition Companies, Inc. (a)       28,100     $    952
Genesco, Inc. (a)                           29,200          372
Gibson Greetings, Inc. (a)                   3,600           79
Goody's Family Clothing, Inc. (a)           31,700          862
Grand Casinos, Inc. (a)                     33,100          451
Grey Advertising                             4,000        1,312
Ha-Lo Industries, Inc. (a)                   5,000          130
Handleman Co. (a)                            3,300           23
Hearst-Argyle Television, Inc. (a)           8,000          235
Helen of Troy, Ltd. (a)                      7,000          112
Homebase, Inc. (a)                          26,400          208
Houghton Mifflin Co.                        29,000        1,113
Huffy Corp.                                  3,000           41
InaCom Corp. (a)                            21,900          615
Interim Services, Inc. (a)                   9,500          246
Iron Mountain, Inc. (a)                      4,000          144
Kellwood Co.                                42,100        1,263
Kelly Services, Inc. Class A                 3,100           93
Knight-Ridder, Inc.                         21,000        1,092
Landry's Seafood Restaurants, Inc. (a)       7,500          180
Leather Factory, Inc. (a)                   60,000           30
Lee Enterprises, Inc.                       37,000        1,094
Linens `N Things, Inc. (a)                   4,800          209
Lithia Motors, Inc., Class A (a)             9,100          126
Lo-Jack Corp. (a)                            6,000           88
Lodgenet Entertainment Corp. (a)             7,000           76
Lone Star Steakhouse & Saloon (a)           43,600          763
Luby's Cafeterias, Inc.                      3,700           65
Marcus Corp.                                 1,350           25
Maxim Group, Inc. (a)                       10,000          156
Mazel Stores, Inc. (a)                      10,000          146
McClatchy Newspapers, Inc. Class A          39,300        1,068
McGraw-Hill Companies, Inc.                 12,700          940
Media General, Inc. Class A                  5,900          247
Metzler Group, Inc. (a)                     31,000        1,224
Movado Group, Inc.                          73,312        1,677
Nautica Enterprises, Inc. (a)               46,700        1,086
North Face, Inc. (The) (a)                     900           20
Nutramax Products, Inc. New (a)              8,000          104
O'Charleys, Inc. (a)                         8,000          140
Ogden Corp.                                 20,700          583
On Assignment, Inc. (a)                     43,000        1,107
Outdoor Systems, Inc. (a)                   24,500          940
Oxford Industries, Inc.                      2,400           78
Pacific Sunwear of California (a)           35,200        1,038
Paragon Trade Brands, Inc. (a)               2,400           31
Pegasus Communications Corp.
 Class A (a)                                 7,600          155
Polo Ralph Lauren Corp.
  Class A New (a)                           27,000          656
Premark International, Inc.                 26,200          760
Prime Hospitality Corp. (a)                 57,800        1,178
Protection One, Inc.                         9,000          100
Pulitzer Publishing Co.                     16,000        1,005
RCM Technologies, Inc. (a)                   8,000          134
RDO Equipment Co. Class A (a)                6,000          110
Recoton Corp. (a)                           10,000          135
Red Roof Inns, Inc. (a)                     11,400          175
Regis Corp.                                  5,000          126
Rent-Way, Inc. (a)                          28,760          532
Richey Electronics, Inc. (a)                12,000          120
Rio Hotel & Casino, Inc. (a)                 9,900          208
Robert Half International, Inc. (a)         32,800        1,312
RockShox, Inc. (a)                          11,000           95
Rocky Shoes & Boots, Inc. (a)                2,700           40
Romac International, Inc. (a)               28,200          687
Ross Stores, Inc.                           64,700        2,353
Ruby Tuesday, Inc. (a)                       3,900          100
Rural/Metro Corp. (a)                        3,500          117
Russ Berrie & Co., Inc.                      5,200          136
Ryan's Family Steak Houses, Inc. (a)       124,100        1,063
Saga Communications Class A (a)              6,250          133
Schultz Sav-O Stores, Inc.                  60,750          942
SCP Pool Corp. (a)                           8,000          150
Select Appointments
  Holdings PLC - ADR                        50,000          912
SFX Broadcasting, Inc. Class A (a)           1,500          120
ShoLodge, Inc. (a)                           8,000          124
Shopko Stores, Inc. (a)                     54,100        1,177
Showbiz Pizza Time, Inc. (a)                44,500        1,023
Snyder Communications, Inc. New (a)         14,400          526
Spectrian Corp. (a)                          7,000          135
Sport Supply Group, Inc. (a)                16,000          122
Strategic Distribution, Inc. (a)            35,410          159
Superior Services, Inc. (a)                 31,500          910
The Men's Wearhouse, Inc. (a)               37,450        1,301
Tiffany & Co.                               20,500          739
TJX Cos., Inc.                              48,500        1,667
TRM Copy Centers Corp. (a)                  10,000           89
Trump Hotels & Casino Resorts, Inc. (a)     25,000          167
Unisource Worldwide, Inc.                   31,300          446
United Natural Foods, Inc. (a)               6,000          154
United Television, Inc.                      7,400          762
Urban Outfitters, Inc. (a)                   7,000          128
Valassis Communications, Inc. (a)           58,800        2,176
Video Update, Inc. Class A (a)              28,500           57

                                                               Equity II Fund 19

Equity II Fund

December 31, 1997

                                           Number       Market
                                             of         Value
                                           Shares        (000)
                                          --------     --------
Wackenhut Corp. Class A                      5,000     $    116
Wackenhut Corrections Corp. (a)             37,000          994
Washington Post Co. Class B                  3,600        1,751
Waste Industries, Inc. (a)                  13,100          236
Windmere Durable Holdings, Inc.              2,200           50
Youth Services International, Inc. (a)       6,000           90
                                                       --------
                                                         78,828
                                                       --------
Consumer Staples - 3.8%
800 - JR CIGAR, Inc. (a)                    24,000          600
American Italian Pasta Co. Class A (a)      12,300          307
Arbor Drugs, Inc.                           45,000          832
Block Drug Co., Inc. Class A                18,419          783
Bush Boake Allen, Inc. (a)                     600           16
Canandaigua Wine, Inc. Class A (a)          11,500          637
Church and Dwight Co., Inc.                  4,600          129
Coca-Cola Bottling Co. Consolidated         16,000        1,084
Coors (Adolph) Co. Class B                  36,000        1,193
Dean Foods Co.                              19,700        1,172
Earthgrains Co.                             57,400        2,698
Fleming Cos., Inc.                          23,700          318
General Cigar Holdings, Inc. Class A (a)    18,900          403
IBP, Inc.                                   27,100          567
Ingles Markets, Inc.                         3,700           53
International Multifoods Corp.               7,300          207
Michael Foods, Inc.                         62,500        1,523
Nature's Sunshine Products, Inc.             5,000          130
Pilgrim's Pride Corp.                       11,500          179
Smucker (J.M.) Co.                           3,100           73
Standard Commercial Corp. (a)                8,000          133
Suiza Foods Corp. (a)                       21,500        1,281
SuperValu, Inc.                             19,900          833
Tootsie Roll Industries, Inc.               18,128        1,133
Universal Corp.                              9,200          378
Universal Foods Corp.                        9,300          393
Weider Nutrition International, Inc.
 Class A                                     9,500          118
Whole Foods Market, Inc. (a)                27,600        1,411
                                                       --------
                                                         18,584
                                                       --------
Financial Services - 23.7%
Advanta Corp. Class A                       15,300          400
ALBANK Financial Corp.                       5,000          255
Allied Capital Corp. (a)                     7,200          159
Allied Group, Inc.                           3,375           97
Allmerica Financial Corp.                   10,100          504
American Bankers Insurance Group, Inc.      58,800        2,701
American Heritage Life Investment Corp.        600           22
AmerUs Life Holdings, Inc.                   2,200           81
Amplicon, Inc.                              10,000          165
AMRESCO, Inc. (a)                           41,000        1,215
Arcadia Financial, Ltd. (a)                  9,300           69
Arden Realty Group, Inc.                    30,000          922
ARM Financial Group, Inc. Class A            5,200          137
Associated Banc-Corp.                        1,500           83
Astoria Financial Corp.                     18,300        1,020
Bank United Corp. Class A                    7,000          341
BankAtlantic Bancorp, Inc.                  48,000          792
Bankatlantic Bancorp, Inc. Class A          28,112          459
Banknorth Group, Inc.                          300           19
Bear Stearns Cos., Inc.                     50,740        2,410
Berkley (W.R.) Corp.                         9,450          415
BISYS Group, Inc. New (a)                   16,000          532
Capital RE Corp.                             2,500          155
Capstead Mortgage Corp.                     17,100          341
Centris Group, Inc.                         53,500        1,194
Centura Banks, Inc.                          4,300          297
Charter One Financial, Inc.                 22,081        1,386
Chartwell Re Corp.                           2,700           91
Chittenden Corp.                             2,125           72
CitiFed Bancorp, Inc.                        2,250           88
City National Corp.                         88,300        3,262
CNB Bancshares, Inc.                         1,102           53
Colonial BancGroup, Inc.                    47,500        1,636
Commerce Bancshares, Inc.                    1,790          121
Commerce Group, Inc.                         2,600           85
Community First Bankshares, Inc.             1,500           80
Compass Bancshares, Inc.                     9,900          433
Conning Corp. New (a)                        3,000           49
CORT Business Services Corp. (a)            28,800        1,147
Cullen Frost Bankers, Inc.                   4,000          243
Dain Rauscher Corp.                          8,400          580
Data Transmission Network Corp. (a)          6,000          166
Delphi Financial Group, Inc. (a)             5,304          239
Delta Financial Corp. (a)                    8,700          116
Dime Community Bancorp, Inc.                 2,700           64
Donaldson, Lufkin & Jenrette, Inc.          37,900        3,013
Donegal Group, Inc.                         53,466        1,183
Doral Financial Corp.                        6,000          147
Downey Financial Corp.                       3,900          111
DST Systems, Inc. (a)                       28,500        1,217
Duke Realty Investments, Inc.               36,000          873
Edwards (A.G.), Inc.                        29,400        1,169
Enhance Financial Services Group, Inc.       4,600          274
EVEREN Capital Corp.                         1,400           66
Everest Reinsurance Holdings, Inc.          11,600          478
Executive Risk, Inc.                        23,000        1,606

20 Equity II Fund

Equity II Fund

December 31, 1997

                                           Number       Market
                                             of         Value
                                           Shares        (000)
                                          --------     --------
EXEL, Ltd.                                  17,000     $  1,077
FBL Financial Group, Inc. Class A            2,200           88
Fidelity National Financial                 72,953        2,271
Financial Fed Corp. (a)                      6,500          154
Financial Security Assurance
  Holdings, Ltd.                             4,000          193
First American Corp.                        23,700        1,179
First American Financial Corp.               2,900          214
First Commonwealth Financial Corp.           1,900           67
First Colorado Bankcorp, Inc.                4,300          102
First Hawaiian, Inc.                         2,500           99
First Midwest Bancorp, Inc.                  1,300           57
First Mortgage Corp. (a)                    15,200           54
First Republic Bank (a)                      6,000          192
First Savings Bank of
  Washington Bancorp, Inc.                   2,300           62
First Virginia Banks, Inc.                   6,900          357
FirstFed Financial Corp. (a)                 3,100          120
FIRSTPLUS Financial Group, Inc. (a)         55,300        2,108
Flushing Financial Corp.                     6,200          146
Fremont General Corp.                       72,550        3,972
Guarantee Life Companies, Inc.               1,800           50
Hambrecht & Quist Group (a)                  2,000           73
Hibernia Corp.                              23,600          444
Highlands Insurance Group, Inc. (a)          3,900          111
Horace Mann Educators Corp.                 14,600          415
HUBCO, Inc.                                  1,500           59
Imperial Bancorp (a)                        34,770        1,715
Imperial Credit Industries, Inc. (a)        68,016        1,394
Intercargo Corp.                            10,000          129
Jack Henry & Associates, Inc.               45,000        1,226
Jefferies Group, Inc.                       40,000        1,637
John Alden Financial Corp.                  21,300          511
JSB Financial, Inc.                          1,100           55
Klamath First Bancorp, Inc.                    500           11
Lawyers Title Corp.                         37,400        1,176
Legg Mason, Inc.                            24,000        1,342
Lehman Brothers Holdings, Inc.              22,100        1,127
Leucadia National Corp.                     30,000        1,035
Liberty Corp.                                1,100           51
Liberty Financial Cos., Inc.                 1,500           57
Life USA Holdings, Inc. New (a)              9,000          152
Litchfield Financial Corp.                   7,350          134
Long Beach Financial Corp. (a)              33,500          389
Long Island Bancorp, Inc.                    6,900          342
MAF Bancorp, Inc.                           41,700        1,475
Magna Group, Inc.                            7,000          320
Markel Corp. (a)                            12,500        1,952
McDonald & Co. Investments                   4,900          139
Medical Assurance, Inc. (a)                    800           22
Mercantile Bankshares Corp.                  4,850          186
Mid Ocean, Ltd.                             19,500        1,058
MMI Companies, Inc.                          3,700           93
Morgan Keegan, Inc.                         51,400        1,301
NAC Reinsurance Corp.                        9,900          483
National Data Corp.                         28,000        1,011
Nationwide Financial
  Services, Inc. Class A                    21,300          769
North Fork Bancorporation, Inc.             23,100          775
Ocean Financial Corp.                        2,300           85
Ocwen Financial Corp. (a)                   37,400          951
Ohio Casualty Corp.                          6,100          272
Old Republic International Corp.            16,900          628
One Valley Bancorp of West Virginia, Inc.      462           18
Orion Capital Corp.                          6,600          306
Pacific Century Financial Corp.             25,300          626
Pacific Gulf Properties, Inc.                5,000          119
Patriot American Hospitality, Inc.          39,000        1,124
Paychex, Inc.                               26,250        1,329
Penn Treaty American Corp. (a)               4,000          127
Pennsylvania Real Estate
 Investment Trust                            5,000          123
Peoples Heritage Financial Group            33,812        1,555
Pioneer Group, Inc.                          2,500           69
Popular, Inc.                               34,000        1,674
Presidential Life Corp.                      6,900          140
Price (T. Rowe) & Associates, Inc.          20,000        1,258
Provident Bankshares Corp.                   2,523          161
Provident Financial Group, Inc.             16,150          783
PXRE Corp.                                  38,486        1,277
Queens County Bancorp                        5,998          237
Raymond James Financial, Inc.               35,500        1,409
Reliance Bancorp, Inc.                       2,000           73
RenaissanceRe Holdings, Ltd.                30,500        1,346
Republic Bancorp, Inc.                       4,290           92
Riggs National Corp.                         6,400          172
RLI Corp.                                    3,800          189
Rollins Truck Leasing Corp.                  8,800          157
Roslyn Bancorp, Inc.                        15,100          351
Saville Systems Ireland PLC - ADR (a)       37,000        1,533
Selective Insurance Group, Inc.             49,200        1,328
Silicon Valley Bancshares (a)               23,500        1,310
SL Green Realty Corp. REIT                  12,000          311
Smith (Charles E.) Residential
 Realty, Inc.                               29,000        1,030
Sotheby's Holdings Co., Inc. Class A        45,000          833

                                                               Equity II Fund 21

Equity II Fund

December 31, 1997

                                            Number      Market
                                              of        Value
                                            Shares      (000)
                                            ------     --------
Southern Pacific Funding Corp. (a)          12,000     $    158
SouthTrust Corp.                            17,500        1,107
Sovereign Bancorp, Inc.                     67,106        1,392
Sovran Self Storage, Inc.                   27,500          892
St. Francis Capital Corp.                    3,000          152
St. Paul Bancorp, Inc.                      11,550          302
SunAmerica, Inc.                            32,000        1,368
Sunstone Hotel Investors, Inc.              21,500          371
Susquehanna Bancshares, Inc.                 1,500           57
T R Financial Corp.                         11,200          372
TCF Financial Corp.                         48,000        1,629
TIG Holdings, Inc.                           5,600          186
Trans Financial, Inc.                        1,900           73
Transatlantic Holdings, Inc.                29,550        2,113
Trenwick Group, Inc.                        36,000        1,301
UICI (a)                                     5,400          188
Union Planters Corp.                        20,002        1,359
United Bankshares, Inc.                      1,200           57
United Companies Financial Corp.            24,200          375
United Fire & Casualty Co.                  25,575        1,132
Unitrin, Inc.                                4,900          315
USF&G Corp.                                 27,100          598
Valley National Bancorp                      2,310           91
Vesta Insurance Group, Inc.                 23,500        1,395
Washington Federal, Inc.                     9,120          287
Webster Financial Corp.                     22,200        1,474
Westamerica Bancorporation                  15,200        1,554
WFS Financial, Inc. (a)                      7,800           88
Whitney Holding Corp.                        1,000           57
XTRA Corp.                                   2,400          141
                                                       --------
                                                        114,144
                                                       --------
Health Care - 7.7%
Access Health, Inc. (a)                     20,000         580
Alpharma, Inc. Class A                       5,800         126
American HomePatient, Inc. (a)               5,600         129
ARV Assisted Living, Inc. (a)               10,000         160
Assisted Living Concepts, Inc. (a)           8,000         158
ATL Ultrasound, Inc. (a)                    26,000       1,196
Beckman Instruments, Inc.                    8,500         340
Beverly Enterprises, Inc. New (a)           14,400         187
Bindley Western Industries, Inc.            12,600         389
Biogen, Inc. (a)                            21,000         764
Centocor, Inc. (a)                          27,500         914
Concentra Managed Care, Inc. (a)            22,400         753
CorVel Corp. (a)                             4,000         151
Coventry Corp. (a)                          51,900         791
Curative Health Services, Inc. (a)          39,000       1,185
Datascope Corp. (a)                          6,100         158
DENTSPLY International, Inc.                40,000       1,220
Diagnostic Products Corp.                    2,200          61
Dura Pharmaceuticals, Inc. (a)              38,900       1,785
Genset - ADR (a)                            22,000         429
Health Care & Retirement Corp.(a)           26,500       1,067
Health Management Associates Class A (a)    52,500       1,326
Healthcare Services Group, Inc. (a)         10,000         126
Home Health Corp. of America, Inc. (a)      14,000         143
Hooper Holmes, Inc.                          8,000         116
Human Genome Sciences, Inc. (a)             15,500         616
ICN Pharmaceuticals, Inc.                   41,700       2,035
IDEXX Laboratories, Inc. (a)                15,600         249
Immucor Corp. (a)                           15,000         128
Incyte Pharmaceuticals, Inc. (a)            20,000         875
Integrated Health Services, Inc.            25,200         786
Jones Medical Industries, Inc.               5,700         218
Landauer, Inc.                               5,300         148
Lincare Holdings, Inc. (a)                  41,500       2,365
Mallinckrodt, Inc.                          10,500         399
Mariner Health Group, Inc. (a)              12,300         200
Maxxim Medical, Inc. (a)                     5,000         109
Medicis Pharmaceutical Corp. Class A (a)    27,500       1,409
Monarch Dental Corp. New (a)                 9,000         119
NCS HealthCare, Inc. Class A (a)            20,500         538
Neurogen Corp. (a)                           1,700          23
NovaCare, Inc. (a)                         105,600       1,379
Paragon Health Network, Inc. (a)             8,796         172
Pediatric Services of America, Inc. (a)      6,500         119
Pediatrix Medical Group (a)                 12,500         534
Perrigo Co. (a)                             33,200         444
PharMerica, Inc. (a)                         6,553          68
Physio-Control International Corp. (a)       9,000         142
Physiometrix, Inc. (a)                      25,000          50
PMR Corp. (a)                                2,900          58
Protocol Systems, Inc. (a)                   9,000          91
Quest Diagnostics, Inc. (a)                 12,300         208
Quintiles Transnational Corp. (a)           35,000       1,347
Renal Treatment Centers, Inc. (a)           29,600       1,069
Res-Care, Inc. (a)                           6,000         171
Respironics, Inc.(a)                         6,000         134
Scios, Inc. (a)                              5,400          54
Sola International, Inc. (a)                37,000       1,203
STAAR Surgical Co. New (a)                   8,000         138
Steris Corp. (a)                            16,000         772
Sun Healthcare Group, Inc. (a)              19,100         370
Sunrise Assisted Living, Inc. (a)           36,800       1,569
Theragenics Corp. (a)                        9,100         328
Total Renal Care Holdings, Inc. (a)         28,500         784

22 Equity II Fund

Equity II Fund

December 31, 1997

                                            Number      Market
                                              of        Value
                                            Shares      (000)
                                            ------     --------
Trigon Healthcare, Inc. (a)                 24,700     $    645
U.S. Vision, Inc. New (a)                   12,000          107
Universal Health Services, Inc. Class B (a)  5,800          292
UroCor, Inc. (a)                            18,000          111
Urologix, Inc. (a)                           6,000          109
Wesley Jessen VisionCare, Inc. New (a)       5,000          195
                                                       --------
                                                         37,134
                                                       --------
Integrated Oils - 0.9%
Cabot Oil & Gas Corp.                       10,900          212
Cross Timbers Oil Co.                       48,750        1,216
Giant Industries, Inc.                      46,700          887
Houston Exploration Co. (The) (a)           13,000          239
Lyondell Petrochemical Co.                  10,800          286
Sun Co., Inc.                               26,800        1,127
Tesoro Petroleum Corp. (a)                  12,300          191
                                                       --------
                                                          4,158
                                                       --------
Materials and Processing - 7.7%
ACX Technologies, Inc. (a)                   7,600          186
Agrium, Inc.                                76,500          932
AK Steel Holding Corp.                      23,100          409
Albemarle Corp.                             12,300          294
Alumax, Inc. (a)                             8,200          279
American Buildings Co. New (a)               5,000          126
American Residential Services, Inc. (a)      7,800          122
Applied Extrusion Technologies, Inc. (a)    12,000           78
AptarGroup, Inc.                            26,700        1,482
ARMCO, Inc. (a)                             43,200          213
Atchenson Casting Corp. (a)                  6,000           98
Ball Corp.                                  10,300          364
Banta Corp.                                 26,400          713
Bowater, Inc.                               15,900          707
Building Materials Holding Corp. (a)         8,000           84
BWay Corp. (a)                               7,000          160
CalMat Co.                                   8,000          223
Cambrex Corp.                                2,750          126
Carbide/Graphite Group, Inc. (The) (a)       4,000          135
Castle & Cook, Inc. New (a)                  6,000          101
Centex Construction Products, Inc.          46,200        1,392
Centex Corp.                                22,400        1,410
Channell Commercial Corp. (a)                8,000           96
Chemed Corp.                                 3,500          145
Citation Corp. (a)                          12,200          198
Cleveland-Cliffs, Inc.                       6,800          312
Comfort Systems USA, Inc. (a)               35,300          697
Consolidated Papers, Inc.                    7,900          422
Crompton & Knowles Corp.                    26,100          692
Cyprus Amax Minerals Co.                    50,300          773
Dayton Superior Corp. Class A (a)            4,400           73
Deltic Timber Corp.                          2,900           79
Dexter Corp.                                10,900          471
Easco, Inc.                                 11,000          143
Ennis Business Forms, Inc.                  47,450          439
Finish Line (The), Inc. Class A (a)         10,000          131
Florida Rock Industries, Inc.                4,000           91
Fort James Corp.                            13,750          526
Giant Cement Holding, Inc. (a)               5,700          131
Guilford Mills, Inc.                         7,400          203
Halter Marine Group, Inc. (a)               23,550          680
Hanna (M.A.) Co.                               100            3
Hecla Mining Co. (a)                        23,400          116
Home Properties of New York, Inc. REIT       4,000          109
Hughes Supply, Inc.                          7,500          262
IMCO Recycling, Inc.                         6,000           96
Inland Steel Industries, Inc.                4,200           72
International Specialty Products (a)         7,000          105
Kaiser Aluminum Corp. (a)                   10,000           88
Kaydon Corp.                                16,800          548
Lesco, Inc.                                  6,000          121
Lone Star Industries, Inc.                  20,800        1,105
LTV Corp.                                   36,600          357
Lubrizol Corp.                              13,300          490
Martin Marietta Materials, Inc.             10,600          387
Maverick Tube Corp. (a)                     39,300          977
McWhorter Technologies, Inc. (a)             1,800           46
Millennium Chemicals, Inc.                  30,900          728
Minerals Technologies, Inc.                 27,200        1,236
Mueller Industries, Inc. (a)                 1,700          100
National Steel Corp. Class B (a)            17,500          202
NCI Building Systems, Inc. (a)              26,800          931
NL Industries, Inc. (a)                      4,200           57
NN Ball & Roller, Inc.                       8,000           71
Northland Cranberries, Inc. Class A          7,000          108
Olin Corp.                                  21,700        1,017
Oneida, Ltd.                                 3,750          100
Pan Pacific Retail Properties, Inc.          7,000          150
Penford Corp.                                4,000          137
Plum Creek Timber Co. L.P.                  26,800          809
Pope & Talbot, Inc.                          5,900           89
Potlatch Corp.                               8,600          370
Quaker Fabric Corp. New (a)                  7,000          135
Rayonier, Inc.                               9,000          383
Reliance Steel & Aluminum Co.                1,800           54
RMI Titanium Co. (a)                         1,800           36
Rock of Ages Corp. Class A (a)               2,000           30

                                                               Equity II Fund 23

Equity II Fund

December 31, 1997

                                            Number      Market
                                              of        Value
                                            Shares      (000)
                                            ------     --------
Rock-Tenn Co. Class A                        1,500     $     31
Schulman (A.), Inc.                         12,500          314
Shaw Group, Inc. (The) (a)                   3,300           76
SIFCO Industries                            55,000        1,052
Southdown, Inc.                             20,000        1,180
Southern Peru Copper Corp.                   6,700           90
SPS Technologies, Inc. (a)                   1,800           78
St. Joe Corp.                                9,400          851
Synalloy Corp.                               7,000          103
Texas Industries, Inc.                      41,400        1,863
Thomas Industries, Inc.                      2,700           53
Timken Co.                                  16,000          550
TJ International, Inc.                      24,200          590
Tractor Supply Co. (a)                       6,000           83
Triangle Pacific Corp. (a)                   1,700           58
Universal Stainless & Alloy
 Products, Inc. (a)                          9,000          129
USG Corp. (a)                               24,900        1,220
Valley National Gases, Inc. (a)             12,000          128
Webb (Del E.) Corp.                          7,700          200
Weilman, Inc.                               18,200          355
Wellsford Real Properties, Inc. (a)          4,600           72
Wolverine Tube, Inc. (a)                     5,000          155
Zero Corp.                                   5,000          148
                                                       --------
                                                         36,940
                                                       --------
Miscellaneous - 0.8%
Griffon Corp. (a)                           77,600        1,135
Imperial Credit Commercial
 Mortgage Investment Corp.                  40,900          598
Imperial Credit Mortgage Holdings           11,850          212
LNR Property Corp.                          33,000          779
MAXIMUS, Inc. (a)                           31,000          750
Pameco Corp. (a)                             7,000          133
Rental Service Corp. (a)                     4,000           98
U.S. Rentals, Inc. (a)                       5,400          127
                                                       --------
                                                          3,832
                                                       --------
Other Energy - 5.5%
Atwood Oceanics, Inc. (a)                   14,200          673
Basin Exploration, Inc. (a)                 63,000        1,110
BJ Services Co. (a)                         17,500        1,259
Cliffs Drilling Co. (a)                     17,400          868
Coho Energy, Inc. (a)                       13,181          118
Comstock Resources, Inc. New (a)            31,000          370
Costilla Energy, Inc. (a)                   10,000          109
Eastern Enterprises, Inc.                    8,100          365
ENSCO International, Inc.                   32,624        1,093
Evergreen Resources, Inc. (a)                8,000          124
EVI, Inc. (a)                               21,400        1,107
Helmerich & Payne, Inc.                     12,900          876
HS Resources, Inc. (a)                       4,800           66
Hugoton Energy Corp. (a)                    10,000           92
Input/Output, Inc. (a)                      47,800        1,419
KeySpan Energy Corp.                         8,500          313
Louis Dreyfus Natural Gas Corp. (a)          6,200          116
Mallon Resources Corp. New (a)              12,000           98
Marine Drilling Co, Inc. (a)               113,600        2,357
Mitcham Industries, Inc. (a)                 6,000          109
Newpark Resources, Inc. (a)                 40,800          714
OMNI Energy Services Corp. New (a)           6,000           69
Parallel Petroleum Corp. (a)                 7,300           48
Patterson Energy, Inc. (a)                  20,500          793
Pool Energy Services Co. (a)                64,800        1,442
Reading & Bates Corp. (a)                   17,500          733
Rowan Cos., Inc. (a)                        28,400          866
Santa Fe Energy Resources, Inc. (a)         21,800          245
Seacor Smit, Inc. (a)                       28,200        1,699
Stolt Comex Seaway SA (a)                   23,700        1,149
Supreme Industries, Inc. Class A (a)        16,537          149
Titan Exploration, Inc. New (a)             14,900          142
Transocean Offshore, Inc.                   24,000        1,156
Trico Marine Services, Inc. (a)             73,100        2,147
Tuboscope Corp. (a)                         17,000          409
Vintage Petroleum, Inc.                     69,100        1,313
Willbros Group, Inc. (a)                     6,000           90
Wiser Oil Co.                               51,500          727
                                                       --------
                                                         26,533
                                                       --------
Producer Durables - 6.8%
AFC Cable Systems, Inc. (a)                  8,100         235
Allied Waste Industries, Inc. (a)           41,700         972
ANTEC Corp. (a)                             10,000         156
Bell Industries (a)                         48,129         662
C&D Technologies, Inc.                       3,000         145
CFM Technologies, Inc. (a)                   8,000         122
Cognex Corp. (a)                            31,300         853
Cohu, Inc.                                  50,700       1,553
Columbus McKinnon Corp.                     39,000         946
Commercial Intertech Corp.                   1,000          21
Computer Products, Inc. (a)                 31,000         701
Cuno, Inc. (a)                               6,000          91
DeCrane Aircraft Holdings, Inc. (a)          5,700          91
FARO Technologies, Inc. (a)                 10,000         116
Farr Co. (a)                                 9,000         135
FLIR Systems, Inc. (a)                       3,200          65

24 Equity II Fund

Equity II Fund

December 31, 1997

                                            Number      Market
                                              of        Value
                                            Shares      (000)
                                            ------     --------
Flow International Corp. (a)                10,000     $     94
Franklin Electric Co., Inc.                  2,500          153
Gardner Denver Machinery, Inc. (a)          44,700        1,131
Gemstar International Group, Ltd. (a)       47,000        1,116
GenCorp, Inc.                               13,800          345
General Cable Corp. New                     15,100          546
Graco, Inc.                                  2,300           86
Holophane Corp. (a)                          6,000          149
JLG Industries, Inc.                        10,400          147
JLK Direct Distribution, Inc. Class A (a)   35,200          986
Kaman Corp. Class A                          8,000          131
Kellstrom Industries, Inc. (a)              12,300          304
Kennametal, Inc.                             3,200          166
KLA Tencor Corporation (a)                  20,400          787
Knoll, Inc. (a)                              8,300          267
Lennar Corp.                                91,900        1,982
Litton Industries, Inc. (a)                 17,900        1,029
Mettler-Toledo International, Inc. New (a)   4,900           85
Middleby Corp. (The) (a)                     5,100           40
Molex, Inc. Class A                         37,500        1,078
NACCO Industries, Inc. Class A              11,400        1,222
National Service Industries, Inc.           10,300          510
Novellus Systems, Inc. (a)                  16,500          533
OmniQuip International, Inc.                 1,000           20
OYO Geospace Corp. (a)                       7,000          130
Pittway Corp. Class A                       19,561        1,362
Powell Industries, Inc. (a)                  8,000          115
Pulte Corp.                                  8,200          343
Regal-Beloit Corp.                          33,000          976
Ryland Group, Inc.                           3,300           78
Schult Homes Corp.                           4,200           87
Standard Pacific Corp.                      76,400        1,203
Starrett (L.S.) Co. Class A                 23,000          841
STM Wireless, Inc. Class A (a)              12,000          101
Superior TeleCom, Inc. (a)                   6,000          207
TB Wood's Corporation                        8,000          170
Tecumseh Products Co. Class A                3,700          180
Teradyne, Inc. (a)                          53,700        1,718
Terex Corp. New (a)                         53,500        1,257
Thiokol Corp.                               12,700        1,032
Toll Brothers, Inc. (a)                     40,000        1,070
TransTechnology Corp.                        4,300          122
Triumph Group, Inc. New (a)                  5,000          166
Uniphase Corp. (a)                          38,000        1,558
Worldtex, Inc. (a)                          15,000          119
Zurn Industries, Inc.                        5,500          173
                                                       --------
                                                         32,779
                                                       --------
Technology - 12.5%
ADC Telecommunications, Inc. (a)           12,000        $ 501
Anixter International, Inc. (a)            14,700          243
Apex PC Solutions, Inc. (a)                 4,100           88
Aspen Technology, Inc. (a)                 27,500          932
Avant ! Corp. (a)                          39,100          655
Avid Technology, Inc. (a)                  36,800          984
BEA Systems, Inc. (a)                       5,200           90
Bel Fuse, Inc. (a)                          8,000          153
Benchmark Electronics, Inc. (a)             2,700           60
Berg Electronics Corp. (a)                 52,000        1,183
BGS Systems, Inc.                           3,000          102
Boole & Babbage, Inc. (a)                   4,500          134
BTG, Inc. (a)                              10,000           99
Cable Design Technologies Corp. (a)        42,200        1,641
CACI. International, Inc. Class A (a)       9,000          177
Cambridge Technology Partners, Inc. (a)    40,000        1,665
CBT Group PLC - ADR (a)                    31,100        2,546
Celeritek, Inc. (a)                        10,000          137
CFI ProServices, Inc. (a)                  10,000          120
CHS Electronics, Inc. (a)                  44,000          737
Ciber, Inc. (a)                            52,700        3,057
Cirrus Logic, Inc. (a)                      9,700          103
Citrix Systems, Inc. (a)                   14,300        1,087
Comarco, Inc. (a)                           5,000          108
Complete Business Solutions, Inc. (a)       2,000           86
Compuware Corp. (a)                        80,500        2,576
Cotelligent Group, Inc. (a)                 5,000           95
Creative Technology, Ltd. (a)              31,100          680
CSG Systems International, Inc. (a)         5,000          200
Dallas Semiconductor Corp.                 22,500          917
Datum, Inc. (a)                             2,600           37
Davox Corp. (a)                            27,500          887
Digital Lightwave, Inc. (a)                 7,400           97
Discreet Logic, Inc. (a)                   19,000          404
Dr. Solomon's Group PLC - ADR (a)          40,000        1,270
Electro Scientific Industries, Inc. (a)    23,000          874
Electronics For Imaging, Inc. (a)          18,000          298
Esterline Technologies Corp. (a)            5,800          209
Evans & Sutherland Computer Corp. (a)       1,500           43
Exar Corp. (a)                              6,000           98
GeoTel Communications Corp. (a)             4,200           66
Globecomm Systems, Inc. (a)                11,400          128
Harmon Industries, Inc.                     5,000          135
Harmonic Lightwaves, Inc. (a)              10,000          109
HNC Software, Inc. (a)                     57,600        2,470
Hyperion Software Corp. (a)                56,300        2,013
IDX Systems Corp. (a)                      22,400          829

                                                               Equity II Fund 25

Equity II Fund

December 31, 1997

                                            Number      Market
                                              of        Value
                                            Shares      (000)
                                            ------     -------
Information Management
  Resources, Inc. (a)                       35,200     $ 1,320
Integrated Device Technology (a)            41,100         385
Integrated Silicon Solution, Inc. (a)       85,300         650
Inter-Tel, Inc.                              3,800          74
Intersolv, Inc. (a)                         66,900       1,355
Keane, Inc. (a)                             15,300         622
Kronos, Inc. (a)                             5,300         162
LSI Logic Corp. (a)                         46,200         912
Mercury Interactive Corp. (a)               27,500         729
MicroAge, Inc. (a)                          21,900         330
Midway Games, Inc. (a)                       4,100          75
National Computer Systems, Inc.                600          21
Network Associates, Inc. (a)                26,950       1,420
Newport News Shipbuilding, Inc.             15,800         402
ORBIT/FR, Inc. (a)                           9,000         145
OSI Systems, Inc. New (a)                   10,000         121
Par Technology Corp. (a)                    15,000         136
Park Electrochemical Corp.                   4,000         114
PeopleSoft, Inc. (a)                        40,000       1,550
Pericom Semiconductor Corp. New (a)         14,000          98
Photronics, Inc. (a)                         4,000          97
Platinum Technology, Inc. (a)               41,500       1,172
PMC - Sierra, Inc. (a)                      12,500         388
Progress Software Corp. (a)                  2,000          43
Sandisk Corp. (a)                            3,000          60
ScanSource, Inc. (a)                         6,000         119
SCI Systems, Inc. (a)                       24,200       1,054
SeaChange International, Inc. (a)           12,000          84
Security Dynamics Technologies, Inc. (a)    29,000       1,037
Sequent Computer Systems, Inc. (a)          28,500         570
SMART Modular Technologies, Inc. (a)        39,800         905
SmarTalk Teleservices, Inc. (a)             47,000       1,069
SpecTran Corp. (a)                          12,000         116
Splash Technology Holdings, Inc. (a)        28,000         630
STAR Telecommunications, Inc. (a)           17,100         549
Storage Technology Corp. (a)                23,600       1,462
Structural Dynamics Research Corp. (a)      26,200         590
Symantec Corp. (a)                          47,500       1,042
Tech-Sym Corp. (a)                          26,700         679
Tellabs, Inc. (a)                           18,000         948
Tracor, Inc. New (a)                         6,600         200
Transaction Systems
  Architects, Inc. Class A (a)              18,500         698
USCS International, Inc. (a)                30,000         510
Verilink Corp. (a)                          22,000         132
Veritas Software Corp. (a)                  46,343       2,346
Viasoft, Inc. (a)                           33,100       1,398
Vitesse Semiconductor Corp. (a)             19,700         744
Wonderware Corp. (a)                         9,500         134
                                                       -------
                                                        60,520
                                                       -------
Utilities - 3.6%
Aliant Communications, Inc.                  5,000         157
American Water Works, Inc.                     100           3
Aquarion Co.                                 1,000          35
Black Hills Corp.                            1,000          35
Boston Edison Co.                           15,600         591
Cablevision Systems Corp. Class A (a)        6,200         594
Centennial Cellular Corp. Class A (a)       59,000       1,187
Central Hudson Gas & Electric Corp.          4,400         193
Central Louisiana Electric Co., Inc.         4,600         149
Central Maine Power Co.                      7,200         110
Citizens Utilities Co. Class B (a)          19,834         191
Colonial Gas Co.                               800          23
Commonwealth Energy System                   2,000          66
Commonwealth Telephone
  Enterprises, Inc. (a)                      5,000         129
Connecticut Energy Corp.                     1,700          51
Corecomm, Inc. (a)                          56,000         574
CTG Resources, Inc.                          3,700          96
Delmarva Power & Light Co.                  12,200         281
DPL, Inc.                                    3,000          86
E'town Corp.                                   300          12
Empire District Electric Co.                 2,100          41
Energen Corp.                                1,700          68
Enova Corp.                                 21,400         579
General Communication, Inc. Class A (a)     16,000         106
Idaho Power Co.                              7,000         263
Illinova Corp.                               7,400         199
Indiana Energy, Inc.                         3,100         102
IXC Communications, Inc. (a)                23,300         731
Jones Intercable, Inc. Class A (a)          67,700       1,189
Laclede Gas Co.                              1,100          31
MDU Resources Group, Inc.                    3,700         117
Metrocall, Inc. (a)                         31,500         156
MidAmerican Energy Holdings Co.             15,300         337
Minnesota Power & Light Co.                  7,800         340
Montana Power Co.                           23,500         748
National Fuel & Gas Co.                      9,500         463
Nevada Power Co.                             1,300          35
New England Electric System                 17,600         752

26 Equity II Fund

Equity II Fund

December 31, 1997

                                           Number       Market
                                             of         Value
                                           Shares       (000)
                                          --------     --------
New Jersey Resources Corp.                   2,600     $    104
New York State Electric & Gas Corp.         20,000          710
Niagara Mohawk Power Corp. (a)              45,900          482
NICOR, Inc.                                  3,700          156
Northwestern Public Service Co.              2,000           46
NUI Corp.                                    1,200           34
Pacific Gateway Exchange, Inc. (a)           4,800          258
Pennsylvania Enterprises, Inc.               1,700           43
Peoples Energy Corp.                         8,400          331
Piedmont Natural Gas Co., Inc.               4,005          144
Primus Telecommunications Group, Inc. (a)    7,600          123
Public Service Co. of New Mexico            18,100          429
Public Service Co. of North Carolina, Inc.   1,700           39
Rochester Gas & Electric Corp.              17,400          592
SIG Corp., Inc.                              2,500           73
Southwestern Energy Co.                      6,000           77
TNP Enterprises, Inc.                        7,900          263
UGI Corp.                                    9,500          278
United Illuminating Co.                      5,800          266
UtiliCorp United, Inc.                      20,600          800
Washington Gas & Light Co.                   7,700          238
Western Resources, Inc.                     15,600          671
WPS Resources Corp.                          5,400          183
                                                       --------
                                                         17,160
                                                       --------
Total Common Stocks
(cost $352,200)                                         452,373
                                                       --------
Convertible Preferred Stocks - 0.1%
Callon Petroleum Co. Series A                2,000           77
Golden Books Financial Trust (conv.)         2,500          131
                                                       --------
Total Convertible Preferred Stocks
 (cost $195)                                                208
                                                       --------
Preferred Stock - 0.2%
Finova Finance Trust                        13,000          910
                                                       --------
Total Preferred Stock
 (cost $654)                                                910
                                                       --------
                                           Principal    Market
                                            Amount      Value
                                            (000)       (000)
                                          ----------   --------
Long-Term Investments - 0.0%
Central Garden & Pet Co. (conv.)
  6.000% due 11/15/03                     $    108     $    113
Titan Corp. (conv.)
  8.250% due 11/01/03                           52           84
                                                       --------
Total Long-Term Investments
(cost $160)                                                 197
                                                       --------
Short-Term Investments - 6.2%
Frank Russell Investment Company
  Money Market Fund,
  due on demand (b)                         28,319       28,319
United States Treasury Notes (c)
  5.125% due 04/30/98                        1,550        1,548
                                                       --------
Total Short-Term Investments
(cost $29,868)                                           29,867
                                                       --------
Total Investments
(identified cost $383,077)(d) - 100.3%                  483,555
Other Assets and Liabilities,
Net - (0.3%)                                             (1,396)
                                                       --------
Net Assets - 100.0%                                    $482,159
                                                       ========

(a)  Nonincome-producing security.
(b)  At cost, which approximates market.
(c) Held as collateral by the custodian in connection with futures contracts purchased by the Fund.
(d)  See Note 2 for federal income tax information.

Abbreviations:
ADR - American Depositary Receipt
L.P. - Limited Partnership
PLC - Public Limited Company
REIT - Real Estate Investment Trust

   The accompanying notes are an integral part of the financial statements.

                                                               Equity II Fund 27

Equity II Fund

December 31, 1997

                                                            Unrealized
                                           Number          Appreciation
                                             of           (Depreciation)
                                          Contracts           (000)
                                          ---------       --------------
Futures Contracts
(Notes 2 and 3)

S&P 400 Midcap Index Futures Contracts
  expiration date 03/98                         122       $          189
S&P 500 Index Futures Contracts
  expiration date 03/98                          24                   15
                                                          --------------
Total Unrealized Appreciation
  (Depreciation) on Open Futures
  Contracts Purchased ((S))                               $          204
                                                          ==============

((S))At December 31, 1997, United States Treasury Notes valued at $1,548 were held as collateral by the custodian in connection with futures contracts purchased by the Fund.

   The accompanying notes are an integral part of the financial statements.

28 Equity II Fund

Equity II Fund

Statement of Assets and Liabilities

December 31, 1997

                                                                                                                      Amounts in
                                                                                                                   thousands (except
                                                                                                                   per share amount)
                                                                                                               --------------------
Assets
Investments at market (identified cost $383,077)(Note 2)....................................................   $            483,555
Cash........................................................................................................                    127
Receivables:
    Dividends and interest..................................................................................                    434
    Investments sold........................................................................................                  1,567
    Fund shares sold........................................................................................                  1,333
    Daily variation margin on futures contracts (Notes 2 and 3).............................................                     84
                                                                                                               --------------------
       Total Assets.........................................................................................                487,100

Liabilities
Payables:
    Investments purchased.............................................................   $            2,331
    Fund shares redeemed..............................................................                2,185
    Accrued fees to affiliates (Note 4)...............................................                  344
    Other accrued expenses............................................................                   81
                                                                                         ------------------
       Total Liabilities....................................................................................                  4,941
                                                                                                               --------------------
Net Assets..................................................................................................   $            482,159
                                                                                                               ====================
Net Assets consist of:
Undistributed net investment income.........................................................................   $                230
Accumulated net realized gain (loss)........................................................................                  2,274
Unrealized appreciation (depreciation) on:
   Investments..............................................................................................                100,478
   Futures contracts........................................................................................                    204
Shares of beneficial interest...............................................................................                    146
Additional paid-in capital..................................................................................                378,827
                                                                                                               --------------------
Net Assets..................................................................................................   $            482,159
                                                                                                               ====================

Net Asset Value, offering and redemption price per share:
    ($482,158,859 divided by 14,626,941 shares of $.01 par value
    shares of beneficial interest outstanding)..............................................................   $              32.96
                                                                                                               ====================

   The accompanying notes are an integral part of the financial statements.

                                                               Equity II Fund 29

Equity II Fund

Statement of Operations

For the Year Ended December 31, 1997

                                                                                                               Amounts in thousands
                                                                                                               --------------------
Investment Income:
    Dividends...............................................................................................   $              3,907
    Dividends from Money Market Fund (Note 5)...............................................................                  1,468
    Interest................................................................................................                    107
                                                                                                               --------------------
       Total Investment Income..............................................................................                  5,482

Expenses (Notes 2 and 4):
    Management fees...................................................................   $            3,227
    Custodian fees....................................................................                  355
    Transfer agent fees...............................................................                  259
    Bookkeeping service fees..........................................................                   25
    Professional fees.................................................................                   18
    Registration fees.................................................................                   37
    Trustees' fees....................................................................                    4
    Miscellaneous.....................................................................                   37
                                                                                         ------------------
       Total Expenses.......................................................................................                  3,962
                                                                                                               --------------------
Net investment income.......................................................................................                  1,520
                                                                                                               --------------------
Realized and Unrealized
    Gain (Loss) on Investments (Notes 2 and 3)
Net realized gain (loss) from:
    Investments.......................................................................               56,547
    Futures contracts.................................................................                5,190
    Options written...................................................................                   19                  61,756
                                                                                         ------------------
Net change in unrealized appreciation or depreciation of:
    Investments.......................................................................               48,451
    Futures contracts.................................................................                   70
    Options written...................................................................                   (8)                 48,513
                                                                                         ------------------    --------------------
Net gain (loss) on investments..............................................................................                110,269
                                                                                                               --------------------
Net increase (decrease) in net assets resulting from operations.............................................   $            111,789
                                                                                                               ====================

   The accompanying notes are an integral part of the financial statements.

30 Equity II Fund

Equity II Fund

Statements of Changes in Net Assets

For the Years Ended December 31,


                                                                                              Amounts in thousands
                                                                                             1997              1996
                                                                                       ---------------    --------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income..........................................................      $         1,520    $        1,711
  Net realized gain (loss).......................................................               61,756            40,938
  Net change in unrealized appreciation or depreciation..........................               48,513            13,891
                                                                                       ---------------    --------------
    Net increase (decrease) in net assets resulting from operations..............              111,789            56,540
                                                                                       ---------------    --------------
From Distributions to Shareholders:
  Net investment income..........................................................               (1,485)           (1,695)
  Net realized gain on investments...............................................              (65,718)          (40,870)
                                                                                       ---------------    --------------
    Total Distribution to Shareholders...........................................              (67,203)          (42,565)
                                                                                       ---------------    --------------
From Fund Share Transactions:
  Net increase (decrease) in net assets from Fund share transactions (Note 6)....               71,618            72,414
                                                                                       ---------------    --------------
Total Net Increase (Decrease) in Net Assets......................................              116,204            86,389

Net Assets
  Beginning of period............................................................              365,955           279,566
                                                                                       ---------------    --------------
  End of period (including undistributed net investment income of $230 and $195,
    respectively)................................................................      $       482,159    $      365,955
                                                                                       ===============    ==============

        The accompanying notes are an integral part of the financial statements.

                                                               Equity II Fund 31

Equity II Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each year or period and other performance information derived from the financial statements.

                                                                                    1997    1996    1995    1994    1993
                                                                                  ------- ------- ------- ------- -------
Net Asset Value, Beginning of Period...........................................   $ 30.05 $ 28.88 $ 25.00 $ 26.58 $ 27.71
                                                                                  ------- ------- ------- ------- -------

Income From Investment Operations:
    Net investment income......................................................       .11     .16     .27     .36     .32
    Net realized and unrealized gain (loss) on investments.....................      8.11    4.96    6.80    (.86)   3.97
                                                                                  ------- ------- ------- ------- -------
      Total Income From Investment Operations..................................      8.22    5.12    7.07    (.50)   4.29
                                                                                  ------- ------- ------- ------- -------

Less Distributions:
    Net investment income......................................................      (.11)   (.16)   (.29)   (.31)   (.31)
    Net realized gain on investments...........................................     (5.20)  (3.79)  (2.90)   (.21)  (4.72)
    In excess of net realized gain on investments..............................        --      --      --    (.56)   (.39)
                                                                                  ------- ------- ------- ------- -------
       Total Distributions.....................................................     (5.31)  (3.95)  (3.19)  (1.08)  (5.42)
                                                                                  ------- ------- ------- ------- -------
Net Asset Value, End of Period.................................................   $ 32.96 $ 30.05 $ 28.88 $ 25.00 $ 26.58
                                                                                  ======= ======= ======= ======= =======
Total Return (%)(a)............................................................     28.66   18.51   28.67   (2.60)  16.70

Ratios/Supplemental Data:
    Net Assets, end of period ($000 omitted)...................................   482,159 365,955 279,566 202,977 171,421

    Ratios to average net assets (%)(a):
       Operating expenses......................................................       .92     .95     .83     .23     .34
       Net investment income...................................................       .35     .52     .97    1.46    1.14
    Portfolio turnover rate (%)................................................    103.00  120.78   89.31   58.04   87.25
    Average commission rate paid per share
       of security ($ omitted).................................................     .0390   .0381     N/A     N/A     N/A

(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. See
    Note 4.








32 Equity II Fund

Equity III Fund

Portfolio Management Discussion

December 31, 1997 (Unaudited)


Objective: To achieve a high level of current income, while maintaining the potential for capital appreciation.

Invests in: Primarily income-producing U.S. equity securities.

Strategy: The Fund uses a multi-manager strategy intended to achieve a high level of current income and the potential for capital appreciation with moderate risk. The Fund employed the investment management services of three managers with three separate approaches to Value-oriented investment.

Growth of a 10,000 Investment

                             [LINE GRAPH APPEARS HERE]

                                     Russell 1000(R)
 Dates          Equity III+              Value**           Lipper(C) Equity Income++
 -----          ----------           ---------------       -------------------------
   *             $10,000                 $10,000                   $10,000
  1988           $12,220                 $12,316                   $11,367
  1989           $15,649                 $15,418                   $13,698
  1990           $14,753                 $14,172                   $12,839
  1991           $18,864                 $17,659                   $16,220
  1992           $21,864                 $20,097                   $17,742
  1993           $24,350                 $23,740                   $20,185
  1994           $24,632                 $23,268                   $19,674
  1995           $33,491                 $32,191                   $25,530
  1996           $40,491                 $39,157                   $30,271
  1997           $53,903                 $52,933                   $38,606

Equity III Fund


  Periods Ended          Growth of          Total
     12/31/97             $10,000           Return
-----------------      -------------      ----------
1 Year                   $  13,313         33.13%
5 Years                  $  25,445         20.54%(S)
10 Years                 $  53,903         18.35%(S)

Russell 1000(R) Value Index


  Periods Ended          Growth of          Total
     12/31/97             $10,000           Return
-----------------      -------------      ----------
1 Year                   $  13,518         35.18%
5 Years                  $  26,338         21.37%(S)
10 Years                 $  52,933         18.13%(S)

Lipper(C) Growth & Income Funds Average


  Periods Ended          Growth of          Total
     12/31/97             $10,000           Return
-----------------      -------------      ----------
1 Year                   $  12,754         27.54%
5 Years                  $  21,760         16.82%(S)
10 Years                 $  38,606         14.46%(S)

  * Assumes initial investment on January 1, 1988.

 ** Russell 1000(R) Value Index includes stocks from the Russell 1000(R) Index with a less than average growth orientation. The Index represents the universe of stocks from which most value money managers typically select.

  + Prior to April 1, 1995, fund performance results are reported gross of investment management fees. For the period following April 1, 1995, fund performance results are reported net of investment management fees but gross of any investment services fees. Information concerning these fees can be obtained from the fund's managers upon request.

 ++ Lipper(C) Equity Income Funds Average is the average total return for the universe of funds within the Equity Income Funds investment objective. The total return for the funds reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

(S) Annualized.

34 Equity III Fund

Equity III Fund

Portfolio Management Discussion

December 31, 1997 (Unaudited)


Performance Review
For the year ended December 31, 1997, the Equity III Fund reflected a total return of 33.1% as compared to the Russell 1000(R) Value Index, which rose 35.2%. The Fund's slight underperformance relative to the Russell 1000 Value Index was due primarily to poor results from holdings in the capital goods and consumer non-durable sectors. The Fund managed to outperform the average return of funds in the Lipper(C) Equity Income Funds Universe.

Portfolio Highlights
Despite the strong performance of Growth stocks through the first half of 1997, Value-oriented stocks finished the year ahead with the Russell 1000 Value Index up 35.2% versus the 30.5% return of the Russell 1000(R) Growth Index. The differentiating factor proved to be the strong performance of financial services stocks throughout the year, as well as the strong year end performance of the utilities sector, both predominantly Value sectors. However, the managers in the Fund underweighted utilities in favor of capital expenditure sensitive sectors, such as capital goods and technology, both of which were hurt by the market's concern over prospects for economic recessions in Asia during the last four months of the year.

These factors posed challenges to managers in the Fund, particularly given their emphasis on midcap shares, which appeared to offer both better growth prospects and more attractive valuations. The strong gains of telephone utilities proved somewhat unexpected, as a large buyout produced some unusually large gains for the acquisition target, MCI, but also added to the enthusiasm towards AT&T. Unfortunately, the fund had its largest telephone utilities position in Worldcom, an underperformer, and the eventual acquirer of MCI. Earnings disappointments and weakened prospects tied to Asia's problems also resulted in losses for several other holdings, including disk drive-maker Seagate Technologies, and Foster and Wheeler, a global construction company.

--------------------------------------------------------------------------------

    Top Ten Equity Holdings

    (as a percent of Total Investments)               December 31, 1997
    Bell Atlantic Corp.                                         2.9%
    Fleet Financial Group, Inc.                                 2.4
    SBC Communications, Inc.                                    2.4
    Allstate Corp.                                              2.3
    International Business Machines Corp.                       2.0
    Chase Manhattan Corp.                                       2.0
    Ford Motor Co.                                              1.6
    Citicorp                                                    1.5
    Banc One Corp.                                              1.5
    Chrysler Corp.                                              1.5

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Portfolio Characteristics
                                                      December 31, 1997

    Current P/E Ratio                                        17.8x
    Portfolio Price/Book Ratio                                2.5x
    Market Capitalization - $-Weighted Average           27.23 Bil
    Number of Holdings                                         196

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Money Managers                                          Styles


    Brandywine Asset Management, Inc.                       Value
    Equinox Capital Management, Inc.                        Value
    Trinity Investment Management Corp.                     Value

--------------------------------------------------------------------------------


Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                              Equity III Fund 35

Equity III Fund

Statement of Net Assets

December 31, 1997

                                                          Number         Market
                                                            of           Value
                                                          Shares         (000)
                                                         --------       --------
Common Stocks - 97.3%
Auto and Transportation - 6.7%
AMR Corp. (a)                                              21,000       $  2,699
Borg-Warner Automotive, Inc.                                8,200            426
Chrysler Corp.                                            101,000          3,554
CSX Corp.                                                  11,700            632
Delta Air Lines, Inc.                                      12,000          1,428
Federal Express Corp. (a)                                  12,100            739
Ford Motor Co.                                             79,800          3,885
General Motors Corp.                                        7,600            461
Trinity Industries, Inc.                                    7,200            321
UAL Corp. (a)                                              23,600          2,183
                                                                        --------
                                                                          16,328
                                                                        --------
Consumer Discretionary - 7.0%
American Greetings Corp. Class A                            2,000             78
Black & Decker Corp.                                       16,000            625
Carnival Corp. Class A                                     25,100          1,390
Dayton Hudson Corp.                                         8,900            601
Dillard's, Inc. Class A                                    17,100            603
Eastman Kodak Co.                                          11,700            712
Harrah's Entertainment, Inc. (a)                           26,700            504
JC Penney & Co., Inc.                                      34,000          2,051
Kmart Corp. (a)                                            46,400            537
Reader's Digest Association, Inc. Class A                  10,300            243
Reebok International, Ltd. (a)                             11,400            328
Sears Roebuck & Co.                                        53,900          2,439
Shaw Industries, Inc.                                      13,600            158
Time Warner, Inc.                                          14,500            899
Tribune Co.                                                27,200          1,693
Viacom, Inc. Class B (a)                                   21,800            903
Wal-Mart Stores, Inc.                                      29,700          1,171
Whirlpool Corp.                                            37,300          2,051
                                                                        --------
                                                                          16,986
                                                                        --------
Consumer Staples - 4.2%
American Stores Co.                                         8,700            179
Anheuser-Busch Cos., Inc.                                  30,500          1,342
IBP, Inc.                                                  45,100            944
PepsiCo, Inc.                                              37,000          1,348
Philip Morris Cos., Inc.                                   14,000            635
RJR Nabisco Holdings Corp.                                 75,600          2,835
Sara Lee Corp.                                             23,600          1,329
SuperValu, Inc.                                            10,200            427
Universal Corp.                                             6,900            284
UST Corp.                                                  19,800            731
                                                                        --------
                                                                          10,054
                                                                        --------
Financial Services - 26.6%
Ahmanson (H.F) & Co.                                       27,900       $  1,868
Allstate Corp.                                             61,431          5,583
AMBAC Financial Group, Inc.                                40,600          1,868
American General Corp.                                     10,400            562
Banc One Corp.                                             65,730          3,570
BankAmerica Corp.                                          28,300          2,066
Bankers Trust New York Corp.                                6,700            753
Barnett Banks, Inc.                                        10,400            748
Beneficial Corp.                                            7,900            657
Chase Manhattan Corp.                                      44,188          4,839
Chelsea GCA Realty, Inc.                                    6,600            252
Chubb Corp. (The)                                          17,000          1,286
CIGNA Corp.                                                 8,100          1,402
CIT Group, Inc. (The) Class A (a)                           8,600            277
Citicorp                                                   29,000          3,667
Colonial Properties Trust                                  15,900            479
Comdisco, Inc.                                                400             13
Equity Residential Properties Trust                        29,800          1,507
Everest Reinsurance Holdings, Inc.                         11,900            491
Federal National Mortgage Association                      40,700          2,322
First Chicago NBD Corp.                                    21,891          1,828
First Union Corp.                                          39,400          2,019
Fleet Financial Group, Inc.                                77,900          5,838
Foundation Health Systems, Inc. (a)                        18,510            414
Hartford Financial Services Group (The), Inc.               7,000            655
Kilroy Realty Corp.                                        12,100            348
Mid Ocean, Ltd.                                             7,800            423
Morgan (J.P.) & Co., Inc.                                   4,300            485
Morgan Stanley, Dean Witter, Discover and Co.              40,900          2,418
National City Corp.                                         4,900            322
NationsBank Corp.                                          18,600          1,131
Oasis Residential, Inc.                                    12,000            268
Pacific Century Financial Corp.                            35,600            881
PMI Group, Inc. (The)                                      15,100          1,092
Prentiss Properties Trust                                  14,300            400
Provident Companies, Inc.                                  31,200          1,205
Public Storage, Inc.                                       28,000            822
Reliance Group Holdings, Inc.                              82,300          1,162
Republic New York Corp.                                    18,000          2,055
Ryder System, Inc.                                         39,800          1,303
Spieker Properties, Inc.                                   15,900            682
TIG Holdings, Inc.                                          8,600            285
Transamerica Corp.                                          8,300            884
Travelers, Inc.                                            31,696          1,708
United Dominion Realty Trust, Inc.                         40,700            567
Washington Mutual, Inc.                                    11,900            759
Weingarten Realty Investors, Inc.                           6,700            300
                                                                        --------
                                                                          64,464
                                                                        --------

36 Equity III Fund

Equity III Fund

December 31, 1997

                                            Number      Market
                                              of         Value
                                            Shares       (000)
                                           --------    --------
Health Care - 4.3%
Aetna, Inc.                                  28,800    $  2,032
Baxter International, Inc.                   23,200       1,170
Bristol-Myers Squibb Co.                     18,200       1,722
Columbia/HCA Healthcare Corp.                27,700         821
Genzyme Corp. (a)                            15,700         434
Humana, Inc. (a)                             21,000         436
McKesson Corp.                               11,600       1,255
Schering-Plough Corp.                        21,300       1,323
U.S. Surgical Corp.                          30,300         888
United Healthcare Corp.                       6,200         308
                                                       --------
                                                         10,389
                                                       --------
Integrated Oils - 10.1%
Amerada Hess Corp. NPV                       32,000       1,756
Ashland, Inc.                                46,400       2,491
Atlantic Richfield Co.                       30,300       2,428
British Petroleum Co. PLC - ADR              12,124         966
Coastal Corp.                                21,100       1,307
Equitable Resources, Inc.                    27,400         969
Exxon Corp.                                  43,700       2,674
Kerr-McGee Corp.                              8,100         513
Lyondell Petrochemical Co.                   18,322         486
Mobil Corp.                                  14,200       1,025
Murphy Oil Corp.                             10,400         564
Phillips Petroleum Co.                       48,400       2,353
Sun Co., Inc.                                14,000         589
Tenneco, Inc.                                37,300       1,473
Texaco, Inc.                                 36,200       1,968
USX-Marathon Group                           86,200       2,909
                                                       --------
                                                         24,471
                                                       --------
Materials and Processing - 9.0%
Alumax, Inc. (a)                            33,800        1,149
Archer-Daniels-Midland Co.                  27,679          600
Armstrong World Industries, Inc.            13,700        1,024
Bowater, Inc.                               15,500          689
Burlington Industries, Inc. (a)             15,300          211
Crown Vantage, Inc. (a)                     10,440           73
Cyprus Amax Minerals Co.                    40,500          623
Eastman Chemical Co.                        21,700        1,293
FMC Corp. (a)                               20,500        1,380
Fort James Corp.                            37,200        1,423
Geon Co.                                    11,500          269
Georgia Pacific Corp.                        5,200          316
Great Lakes Chemical Corp.                  15,100          678
IMC Global, Inc.                            17,900          586
Inco, Ltd.                                  20,400          347
International Paper Co.                     23,200        1,001
Lafarge Corp.                               16,800          497
LTV Corp.                                   33,100          323
Lubrizol Corp.                              20,100          741
Mead Corp.                                  44,800        1,254
Potlatch Corp.                              11,800          507
Reynolds Metals Co.                         16,400          984
Rohm & Haas Co.                             15,700        1,503
Solutia, Inc.                               15,600          416
Temple-Inland, Inc.                         11,800          617
Timken Co.                                  21,000          722
UCAR International, Inc. (a)                15,800          631
USX-U.S. Steel Group                        42,200        1,319
Westvaco Corp.                              18,400          578
                                                       --------
                                                         21,754
                                                       --------
Other Energy - 1.7%
Apache Corp.                                14,000          491
Elf Aquitaine - ADR                         12,700          744
Helmerich & Payne, Inc.                     13,300          903
Occidental Petroleum Corp.                  20,803          610
Santa Fe Energy Resources, Inc. (a)         50,900          573
Valero Energy Corp.                         22,300          701
                                                       --------
                                                          4,022
                                                       --------
Producer Durables - 5.4%
AGCO Corp.                                  41,300        1,208
Briggs & Stratton Corp.                      8,200          398
Caterpillar, Inc.                           28,300        1,374
Foster Wheeler Corp.                        30,600          828
General Electric Co.                        26,200        1,922
Harnischfeger Industries, Inc.              29,800        1,052
Hitachi, Ltd. - ADR                          6,800          471
Honeywell, Inc.                              1,800          123
Johnson Controls, Inc.                      33,200        1,585
Lexmark International Group, Inc.
 Class A (a)                                14,400          547
Mark IV Industries, Inc.                    30,900          676
Matsushita Electric Industrial Co.,
 Ltd. - ADR                                  3,200          487
Raytheon Co. Class A                           484           24
Sundstrand Corp.                             9,000          453
Tecumseh Products Co. Class A                9,800          478
Thiokol Corp.                                7,800          634
Thomas & Betts Corp.                        12,700          600
United Technologies Corp.                    3,700          270
                                                       --------
                                                         13,130
                                                       --------

                                                              Equity III Fund 37

Equity III Fund

December 31, 1997

                                           Number       Market
                                             of          Value
                                           Shares        (000)
                                          --------     --------
Technology - 4.4%
Data General Corp. (a)                      27,800     $    485
Electronic Data Systems Corp.               31,967        1,404
Hewlett-Packard Co.                         13,600          850
International Business Machines Corp.       47,200        4,935
MEMC Electronic Materials, Inc. (a)         28,300          432
Motorola, Inc.                              18,500        1,056
Seagate Technology (a)                      29,900          576
Vishay Intertechnology, Inc. (a)            15,800          373
VLSI Technology, Inc. (a)                   26,400          620
                                                       --------
                                                         10,731
                                                       --------
Utilities - 17.9%
AT&T Corp.                                  33,000        2,021
BCE, Inc.                                   33,206        1,106
Bell Atlantic Corp.                         75,811        6,899
Century Telephone Enterprises, Inc.         24,100        1,200
Columbia Gas System, Inc.                    8,000          629
Consolidated Edison Co.                     22,200          910
DTE Energy Co.                              29,700        1,030
Edison International                        64,500        1,754
Entergy Corp.                               97,100        2,907
GPU, Inc.                                   39,600        1,668
GTE Corp.                                   57,373        2,998
New York State Electric & Gas Corp.         39,100        1,388
Niagara Mohawk Power Corp. (a)              46,400          487
PacifiCorp.                                 41,500        1,133
Peco Energy Co.                             26,700          648
PG&E Corp.                                  96,859        2,948
Public Service Enterprise Group, Inc.       13,500          428
SBC Communications, Inc.                    77,681        5,690
Southern Co.                                18,300          474
Southern New England
 Telecommunications Corp.                   29,100        1,464
Texas Utilities Co.                         26,300        1,093
U.S. West Communications Group              68,100        3,073
WorldCom, Inc. (a)                          43,400        1,313
                                                       --------
                                                         43,261
                                                       --------
Total Common Stocks
(cost $194,898)                                         235,590
                                                       --------

                                          Principal    Market
                                           Amount       Value
                                            (000)       (000)
                                          ---------    --------
Short-Term Investments - 2.2%
Frank Russell Investment Company
   Money Market Fund,
   due on demand (b)                      $   4,429    $  4,429
United States Treasury Notes
   5.125% due 04/30/98 (c)                    1,000         999
                                                       --------
Total Short-Term Investments
(cost $5,428)                                             5,428
                                                       --------
Total Investments
(identified cost $200,326)(d) - 99.5%                   241,018

Other Assets and Liabilities,
Net - 0.5%                                                1,094
                                                       --------
Net Assets - 100.0%                                    $242,112
                                                       ========

(a)  Nonincome-producing security.
(b)  At cost, which approximates market.
(c) Held as collateral by the custodian in connection with futures contracts purchased by the Fund.
(d)  See Note 2 for federal income tax information.

Abbreviations:
ADR - American Depositary Receipt
NPV - No Par Value
PLC - Public Limited Company

   The accompanying notes are an integral part of the financial statements.

38 Equity III Fund

Equity III Fund

December 31, 1997

                                                      Unrealized
                                         Number      Appreciation
                                           of       (Depreciation)
                                        Contracts       (000)
                                        ---------   --------------
Futures Contracts
(Notes 2 and 3)

S&P 500 Index Futures Contracts
 expiration date 03/98                         20   $           58
S&P Barra Value Futures Contracts
 expiration date 03/98                         19               (2)
                                                    --------------
Total Unrealized Appreciation
   (Depreciation) on Open Futures
    Contracts Purchased (S)                         $           56
                                                    ==============

(S) At December 31, 1997, United States Treasury Notes valued at $999 were held as collateral by the custodian in connection with futures contracts purchased by the Fund.


        The accompanying notes are an integral part of the financial statements.

                                                              Equity III Fund 39

Equity III Fund

Statement of Assets and Liabilities

December 31, 1997

                                                                                                     Amounts in
                                                                                                  thousands (except
                                                                                                  per share amount)
                                                                                                --------------------
Assets
Investments at market (identified cost $200,326)(Note 2)....................................... $            241,018
Receivables:
    Dividends and interest.....................................................................                  548
    Investments sold...........................................................................                1,067
    Fund shares sold...........................................................................                  954
    Daily variation margin on futures contracts (Notes 2 and 3)................................                    9
                                                                                                --------------------
       Total Assets............................................................................              243,596

Liabilities
Payables:
    Investments purchased..............................................     $               812
    Fund shares redeemed...............................................                     459
    Accrued fees to affiliates (Note 4)................................                     153
    Other accrued expenses.............................................                      60
                                                                            -------------------
       Total Liabilities.......................................................................                1,484
                                                                                                --------------------
Net Assets..................................................................................... $            242,112
                                                                                                ====================
Net Assets consist of:
Accumulated net realized gain (loss)........................................................... $              1,408
Unrealized appreciation (depreciation) on:
    Investments................................................................................               40,692
    Futures contracts..........................................................................                   56
Shares of beneficial interest..................................................................                   81
Additional paid-in capital.....................................................................              199,875
                                                                                                --------------------
Net Assets..................................................................................... $            242,112
                                                                                                ====================
Net Asset Value, offering and redemption price per share:
    ($242,111,519 divided by 8,124,454 shares of $.01 par value
    shares of beneficial interest outstanding)................................................. $              29.80
                                                                                                ====================

        The accompanying notes are an integral part of the financial statements.

40 Equity III Fund

Equity III Fund

Statement of Operations

For the Year Ended December 31, 1997

                                                                                           Amounts in thousands
                                                                                           -------------------
Investment Income:
    Dividends..........................................................................    $             5,490
    Dividends from Money Market Fund (Note 5)..........................................                    334
    Interest...........................................................................                     54
                                                                                           -------------------
       Total Investment Income.........................................................                  5,878

Expenses (Notes 2 and 4):
    Management fees.............................................   $            1,381
    Custodian fees..............................................                  172
    Transfer agent fees.........................................                  149
    Bookkeeping service fees....................................                   12
    Professional fees...........................................                   15
    Registration fees...........................................                   27
    Trustees' fees..............................................                    5
    Miscellaneous...............................................                   28
                                                                   ------------------
       Total Expenses..................................................................                  1,789
                                                                                           -------------------
Net investment income..................................................................                  4,089
                                                                                           -------------------
Realized and Unrealized
    Gain (Loss) on Investments (Notes 2 and 3)
Net realized gain (loss) from:
    Investments.................................................               51,058
    Futures contracts...........................................                1,241                   52,299
                                                                   ------------------
Net change in unrealized appreciation or depreciation of:
    Investments.................................................                8,793
    Futures contracts...........................................                   33                    8,826
                                                                   ------------------      -------------------
Net gain (loss) on investments.........................................................                 61,125
                                                                                           -------------------
Net increase (decrease) in net assets resulting from operations........................    $            65,214
                                                                                           ===================

        The accompanying notes are an integral part of the financial statements.

                                                              Equity III Fund 41

Equity III Fund

Statements of changes in Net Assets

For the Years Ended December 31,

                                                                                              Amounts in thousands
                                                                                             1997              1996
                                                                                       ---------------    --------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income..........................................................      $         4,089    $        4,993
  Net realized gain (loss).......................................................               52,299            33,675
  Net change in unrealized appreciation or depreciation..........................                8,826             4,076
                                                                                       ---------------    --------------
    Net increase (decrease) in net assets resulting from operations..............               65,214            42,744
                                                                                       ---------------    --------------
From Distributions to Shareholders:
  Net investment income..........................................................               (4,089)           (5,022)
  In excess of net investment income.............................................                  (43)              (14)
  Net realized gain on investment................................................              (58,222)          (30,909)
                                                                                       ---------------    --------------
    Total Distribution to Shareholders...........................................              (62,354)          (35,945)
                                                                                       ---------------    --------------
From Fund Share Transactions:
  Net increase (decrease) in net assets from Fund share transactions (Note 6)....               17,474            (7,562)
                                                                                       ---------------    --------------
Total Net Increase (Decrease) in Net Assets......................................               20,334              (763)

Net Assets
  Beginning of period............................................................              221,778           222,541
                                                                                       ---------------    --------------
  End of period..................................................................      $       242,112    $      221,778
                                                                                       ===============    ==============

        The accompanying notes are an integral part of the financial statements.

42 Equity III Fund

Equity III Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each year or period and other performance information derived from the financial statements.

                                                                              1997      1996      1995      1994      1993
                                                                            --------  --------  --------  --------  --------

Net Asset Value, Beginning of Period.....................................   $  29.68  $  29.11  $  24.18  $  27.05  $  26.75
                                                                            --------  --------  --------  --------  --------
Income From Investment Operations:
   Net investment income.................................................        .60       .70       .82       .93       .89
   Net realized and unrealized gain (loss) on investments................       8.69      5.10      7.73      (.85)     2.99
                                                                            --------  --------  --------  --------  --------
     Total Income From Investment Operations.............................       9.29      5.80      8.55       .08      3.88
                                                                            --------  --------  --------  --------  --------
Less Distributions:
   Net investment income.................................................       (.60)     (.71)     (.83)     (.91)     (.90)
   In excess of net investment income....................................       (.01)       --        --        --        --
   Net realized gain on investments......................................      (8.56)    (4.52)    (2.79)    (1.94)    (2.68)
   In excess of net realized gain on investments.........................         --        --        --      (.10)       --
                                                                            --------  --------  --------  --------  --------
     Total Distributions.................................................      (9.17)    (5.23)    (3.62)    (2.95)    (3.58)
                                                                            --------  --------  --------  --------  --------
Net Asset Value, End of Period...........................................   $  29.80  $  29.68  $  29.11  $  24.18  $  27.05
                                                                            ========  ========  ========  ========  ========
Total Return (%)(a)......................................................      33.13     20.90     35.96      1.16     14.95

Ratios/Supplemental Data:
   Net Assets, end of period ($000 omitted)..............................    242,112   221,778   222,541   177,807   181,630

   Ratios to average net assets (%)(a):
      Operating expenses.................................................        .78       .79       .65       .17       .16
      Net investment income..............................................       1.77      2.23      2.90      3.39      3.09
   Portfolio turnover rate (%)...........................................     128.86    100.78    103.40     85.92     76.77
   Average commission rate paid per share
      of security ($ omitted)............................................      .0415     .0447       N/A       N/A       N/A

(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. See
    Note 4.

                                                              Equity III Fund 43

Equity Q Fund

Portfolio Management Discussion

December 31, 1997 (Unaudited)


Objective: To provide total return greater than the total return of the U.S. stock market as measured by the Russell 1000(R) Index over a market cycle of four to six years, while maintaining volatility and diversification similar to the Russell 1000(R) Index.

Invests in: Primarily U.S. equity securities.

Strategy: The Fund uses a multi-manager strategy intended to achieve higher returns through security selection with sector diversification generally similar to its benchmark index. The Fund employed the investment management services of three managers using three distinctive quantitative approaches to investment.

Growth of a $10,000 Investment

                             [LINE GRAPH APPEARS HERE]


 Years          Equity Q+     Russell 1000(R)**     Lipper(C) Growth & Income++
 -----          --------      ----------------      ---------------------------
   *             $10,000           $10,000                    $10,000
  1988           $11,716           $11,723                    $11,492
  1989           $14,891           $15,289                    $14,071
  1990           $14,175           $14,653                    $13,439
  1991           $18,731           $19,493                    $17,311
  1992           $20,597           $21,254                    $18,744
  1993           $23,439           $23,412                    $20,847
  1994           $23,671           $23,500                    $20,633
  1995           $32,645           $32,376                    $26,947
  1996           $40,371           $39,644                    $32,536
  1997           $53,723           $52,668                     $41,349

Equity Q Fund


  Periods Ended          Growth of          Total
     12/31/97             $10,000           Return
-----------------      -------------      ----------
1 Year                   $  13,307         33.07%
5 Years                  $  26,083         21.14%(S)
10 Years                 $  53,723         18.31%(S)

Russell 1000(R) Index


  Periods Ended          Growth of          Total
     12/31/97             $10,000           Return
-----------------      -------------      ----------
1 Year                   $  13,285         32.85%
5 Years                  $  24,781         19.90%(S)
10 Years                 $  52,668         18.07%(S)

Lipper(C) Growth & Income Funds Average


  Periods Ended          Growth of          Total
     12/31/97             $10,000           Return
-----------------      -------------      ----------
1 Year                   $  12,709         27.09%
5 Years                  $  22,059         17.14%(S)
10 Years                 $  41,349         15.25%(S)

 *  Assumes initial investment on January 1, 1988.

** Russell 1000(R) Index includes the 1,000 largest companies in the Russell 3000(R) Index, the smallest of which is valued at about $43 million. The Russell 1000 Index represents the universe of stocks from which most active money managers typically select.

 + Prior to April 1, 1995, fund performance results are reported gross of investment management fees. For the period following April 1, 1995, fund performance results are reported net of investment management fees but gross of any investment services fees. Information concerning these fees can be obtained from the fund's managers upon request.

++ Lipper(C) Growth & Income Funds Average is the average total return for the universe of funds within the Growth & Income Funds investment objective. The total return for the funds reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

(S) Annualized.

44 Equity Q Fund

Equity Q Fund

Portfolio Management Discussion

December 31, 1997 (Unaudited)


Performance Review

For the year ended December 31, 1997, the Equity Q Fund reflected a total return of 33.1% as compared to the Russell 1000(R) Index, which rose 32.9%. The Fund outperformed the index on the strength of security selection, particularly in the financial services and health care sectors. It finished the year well ahead of the average of funds in the Lipper(C) Growth and Income Funds Universe.

Portfolio Highlights
For the third consecutive year the stock market favored large capitalization stocks over midcap and small cap alternatives. The market also proved to be dominated by more defensive sectors, such as consistent growth-oriented shares of health care and consumer staples companies, and interest-rate sensitive financial services and utilities companies. While many growth and income funds trailed the index due to the market's focus on the sectors, Equity Q's economic sector and cap size-neutral strategy produced strong results due to its exposure to these sectors in the market's fourth quarter rotation from some of the market's earlier leaders, such as Intel.

The Fund's concentration on stock selection was well suited to the rapidly changing market environment toward year end. Although the Fund's utilities holdings lagged some of the strongest performers in the sector, the Fund's index weighting captured much of the upside. Elsewhere, security selection proved very effective. Large positions in pharmaceutical companies such as Schering Plough and Bristol-Myers Squibb, and financial services companies like Travelers Group Insurance and Lehman Brothers added substantial value over the index. They also compensated for holdings in other sectors, particularly technology, where several negative earnings announcements fueled concerns.

--------------------------------------------------------------------------------

    Top Ten Equity Holdings
    (as a percent of Total Investments)               December 31, 1997
    Merck & Co., Inc.                                            2.6%
    Exxon Corp.                                                  2.3
    American International Group, Inc.                           2.3
    General Electric Co.                                         1.7
    Bristol-Myers Squibb Co.                                     1.7
    Travelers, Inc.                                              1.7
    Dow Chemical Co.                                             1.5
    BankAmerica Corp.                                            1.4
    Dayton Hudson Corp.                                          1.3
    Ford Motor Co.                                               1.2

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Portfolio Characteristics
                                                       December 31, 1997

    Current P/E Ratio                                          20.9x
    Portfolio Price/Book Ratio                                 3.53x
    Market Capitalization - $-Weighted Average             41.93 Bil
    Number of Holdings                                           504

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Money Managers                                            Styles


    Barclays Global Fund Advisors, N.A.                  Market-Oriented
    Franklin Portfolio Associates, LLC                   Market-Oriented
    J.P. Morgan Investment Management, Inc.              Market-Oriented

--------------------------------------------------------------------------------
Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                                Equity Q Fund 45

Equity Q Fund

Statement of Net Assets

December 31, 1997

                                                      Number            Market
                                                       of               Value
                                                      Shares            (000)
                                                     --------         ---------
Common Stocks - 109.5%
Auto and Transportation - 5.2%
Alaska Air Group, Inc. (a)                           $  5,200         $     202
Alexander & Baldwin, Inc.                               8,100               221
AMR Corp. (a)                                          42,500             5,461
Bandag, Inc.                                           16,100               860
Burlington Northern, Inc.                              12,400             1,152
Chrysler Corp.                                        136,100             4,789
Consolidated Freightways Corp. (a)                      1,500                20
Cooper Tire & Rubber Co.                               17,800               434
CSX Corp.                                              18,700             1,010
Dana Corp.                                             32,900             1,563
Eaton Corp.                                            39,300             3,508
Echlin, Inc.                                           13,000               470
Exide Corp.                                             3,900               101
Federal Express Corp. (a)                               4,500               275
Fleetwood Enterprises, Inc.                             5,900               250
Ford Motor Co.                                        283,800            13,818
Fritz Companies, Inc. (a)                               1,200                17
General Motors Corp.                                   98,100             5,947
Genuine Parts Co.                                      21,500               730
Goodyear Tire & Rubber Co.                             36,000             2,291
Illinois Central Corp.                                  4,900               167
Kansas City Southern Industries, Inc.                  24,400               775
Modine Manufacturing Co.                                3,600               123
Navistar International Corp. (a)                       11,200               278
Norfolk Southern Corp.                                 30,000               924
PACCAR, Inc.                                            7,800               410
Southwest Airlines Co.                                    800                20
Trinity Industries, Inc.                                1,400                62
UAL Corp. (a)                                          25,400             2,350
Union Pacific Corp.                                    50,700             3,165
Wisconsin Central Transportation Corp. (a)              4,000                93
Yellow Corp. (a)                                        6,700               167
                                                                      ---------
                                                                         51,653
                                                                      ---------
Consumer Discretionary - 11.8%
ACNielsen Corp. (a)                                    39,700               968
Alberto Culver Co. Class B                             17,500               561
AutoZone Inc. (a)                                      18,400               534
Bassett Furniture Industries, Inc.                      2,500                75
Belo (A.H.) Corp. Class A                              25,900             1,454
Best Buy Co. (a)                                       27,700             1,021
BHC Communications, Inc. Class A                        2,700               352
Bob Evans Farms, Inc.                                   1,800                40
Borders Group, Inc. (a)                                40,900             1,281
Browning-Ferris Industries, Inc.                       20,600               762
Brunswick Corp.                                        35,600             1,079
Carter-Wallace, Inc.                                    1,500                25
Cendant Corp. (a)                                       9,612               330
Chris Craft Industries, Inc. (a)                        1,700                89
Cintas Corp.                                            9,000               351
Circuit City Stores, Inc.                              12,000               427
Circus Circus Enterprises, Inc. (a)                    14,400               295
Corporate Express, Inc. (a)                            20,600               265
Darden Restaurants, Inc.                                9,800               123
Dayton Hudson Corp.                                   211,500            14,276
Deluxe Corp.                                           19,400               669
Department 56, Inc. (a)                                16,700               480
Dillard's, Inc. Class A                                15,700               553
Disney (Walt) Co.                                      60,000             5,944
Donnelley (R.R.) & Sons Co.                            20,600               767
Estee Lauder Companies Class A                          4,600               237
Extended Stay America, Inc. (a)                        15,000               187
Federated Department Stores, Inc. (a)                  30,800             1,326
Fingerhut Cos., Inc.                                   13,500               289
First Brands Corp.                                     28,700               773
Food Lion, Inc. Class A                                 1,200                10
Fruit of the Loom, Inc. Class A (a)                    14,500               372
Gannett Co., Inc.                                     147,200             9,099
General Nutrition Companies, Inc. (a)                   6,000               203
Genesco, Inc. (a)                                       3,100                40
Handleman Co. (a)                                       2,400                17
Harrah's Entertainment, Inc. (a)                       16,700               315
Hasbro, Inc.                                            6,700               211
Hilton Hotels Corp.                                    55,900             1,663
Hollinger International, Inc. Class A                  24,000               336
Home Depot, Inc. (The)                                141,850             8,351
Host Marriott Corp. (a)                               103,900             2,039
Huffy Corp.                                             1,700                23
Ikon Office Solutions, Inc.                            12,200               343
International Game Technology                          21,500               543
ITT Corp. (a)                                           7,200               597
JCPenney & Co., Inc.                                   29,100             1,755
Knight-Ridder, Inc.                                    41,800             2,174
Land's End, Inc. (a)                                    2,400                84
Leggett & Platt, Inc.                                   4,700               197
MacFrugals Bargains Close Outs, Inc. (a)                6,000               247
Mattel, Inc.                                           20,200               752
May Department Stores Co.                               2,500               130
Media General, Inc. Class A                             1,500                63
Meredith Corp.                                          1,100                39
MGM Grand, Inc. (a)                                     8,200               296
Mirage Resorts, Inc. (a)                               25,300               576
Neiman-Marcus Group, Inc. (a)                          28,100               850
New York Times Co. Class A                              4,400               291
Nine West Group, Inc. (a)                               3,600                93

46 Equity Q Fund

Equity Q Fund

December 31, 1997

                                           Number       Market
                                             of          Value
                                           Shares        (000)
                                          --------     --------
Nordstrom, Inc.                             22,000     $  1,323
Omnicom Group, Inc.                            800           34
Premark International, Inc.                 11,000          319
Promus Hotel Corp. New (a)                  45,325        1,904
QUALCOMM, Inc. (a)                          12,600          636
Reebok International, Ltd. (a)              11,600          334
Robert Half International, Inc. (a)         23,100          924
Rubbermaid, Inc.                            43,200        1,080
Ruby Tuesday, Inc. (a)                      10,400          268
Sears Roebuck & Co.                         48,400        2,190
Service Corp. International                 18,000          665
Spelling Entertainment Group, Inc. (a)       4,000           28
Stewart Enterprises, Inc. Class A           49,100        2,289
Tele-Communications, Inc.
 Series A New (a)                           82,300        2,983
Time Warner, Inc.                           91,100        5,648
TJX Cos., Inc.                              27,200          935
Toys "R" Us, Inc. (a)                       42,200        1,327
Tribune Co.                                 39,100        2,434
Tupperware Corp.                            34,900          973
V.F. Corp.                                   7,400          340
Viacom, Inc. Class B (a)                   148,600        6,158
Wal-Mart Stores, Inc.                      239,300        9,437
Washington Post Co. Class B                  2,900        1,410
Waste Management, Inc.                      96,000        2,640
Whirlpool Corp.                             62,200        3,420
                                                       --------
                                                        116,941
                                                       --------
Consumer Staples - 9.3%
Albertson's, Inc.                           70,500        3,340
American Stores Co.                          3,300           68
Anheuser-Busch Cos., Inc.                   62,000        2,728
Block Drug Co., Inc. Class A                 9,872          420
Clorox Co.                                   4,000          316
Coca-Cola Co. (The)                         52,100        3,471
ConAgra, Inc.                               83,216        2,731
Dean Foods Co.                              16,800        1,000
Dial Corp.                                   7,200          150
Fleming Cos., Inc.                          23,800          320
General Mills, Inc.                          3,800          272
Gillette Co.                                61,200        6,147
Heinz (H.J.) Co.                             2,600          132
Interstate Bakeries Corp.                   22,600          845
Kellogg Co.                                107,400        5,330
Kroger Co. (a)                              31,500        1,164
PepsiCo, Inc.                              137,600        5,014
Philip Morris Cos., Inc.                   241,100       10,925
Procter & Gamble Co.                       141,400       11,285
Quaker Oats Co.                            155,600        8,208
Ralston-Purina Group                        13,100        1,217
Richfood Holdings, Inc. Class A              7,000          198
RJR Nabisco Holdings Corp.                 191,400        7,178
Safeway, Inc. (a)                          142,075        8,986
Sara Lee Corp.                              11,900          670
Seagram Co., Ltd.                           50,000        1,616
SuperValu, Inc.                              7,500          314
SYSCO Corp.                                  1,700           77
Unilever NV                                101,500        6,336
Universal Corp.                             28,400        1,167
                                                       --------
                                                         91,625
                                                       --------
Financial Services - 21.6%
Ahmanson (H.F.) & Co.                       66,000        4,418
Allmerica Financial Corp.                   13,200          659
Allstate Corp.                              48,314        4,391
AMBAC Financial Group, Inc.                 36,500        1,679
American Express Co.                        29,700        2,651
American International Group, Inc.         237,450       25,823
American National Insurance Co.              5,900          549
AmSouth Bancorp                             36,100        1,961
Automatic Data Processing, Inc.             61,500        3,775
Banc One Corp.                              28,100        1,526
BankAmerica Corp.                          210,500       15,367
BankBoston Corp.                             4,800          451
Bankers Trust New York Corp.                43,600        4,902
Barnett Banks, Inc.                         14,200        1,021
Bear Stearns Cos., Inc.                    108,868        5,171
Beneficial Corp.                             5,700          474
Capital One Financial Corp.                  5,100          276
Charter One Financial, Inc.                  5,200          326
Chase Manhattan Corp.                       36,600        4,008
CIGNA Corp.                                 23,200        4,015
Citicorp                                    15,900        2,010
Comerica, Inc.                              38,200        3,448
Compass Bancshares, Inc.                     1,300           57
Conseco, Inc.                               28,600        1,300
ContiFinancial Corp. (a)                     4,800          121
Countrywide Credit Industries, Inc.          7,200          309
Crestar Financial Corp.                      3,700          211
Dime Bancorp, Inc.                           7,900          239
Donaldson, Lufkin & Jenrette, Inc.           3,900          310
Dow Jones & Co., Inc.                       21,300        1,144
DST Systems, Inc. (a)                        6,300          269
Dun & Bradstreet Corp.                      71,800        2,221

                                                                Equity Q Fund 47

Equity Q Fund

December 31, 1997

                                           Number       Market
                                             of          Value
                                           Shares        (000)
                                          --------     --------
Edwards (A.G.), Inc.                        11,850     $    471
Equitable Companies, Inc.                   60,100        2,990
Everest Reinsurance Holdings, Inc.           1,200           50
Federal Home Loan Mortgage Corp.            66,200        2,776
Federal National Mortgage Association      164,200        9,370
FINOVA Group, Inc.                           5,600          278
First America Bank Corp.                    18,750        1,446
First Chicago NBD Corp.                     63,181        5,276
First Data Corp.                            69,700        2,039
First Union Corp.                           69,600        3,567
Fiserv, Inc. (a)                            19,900          978
Fleet Financial Group, Inc.                 17,419        1,305
Fremont General Corp.                        1,600           88
Golden West Financial Corp.                 24,600        2,406
Greenpoint Financial Corp.                   1,400          102
Hartford Financial Services
 Group (The), Inc.                          12,500        1,170
Household International Corp.                5,700          727
KeyCorp                                     15,400        1,091
Lehman Brothers Holdings, Inc.             144,700        7,380
Lincoln National Corp.                      46,700        3,648
Marsh & McLennan Cos., Inc.                 78,700        5,868
MBIA, Inc.                                  22,600        1,510
Mercury General Corp.                        4,200          232
Merrill Lynch & Co., Inc.                   26,900        1,962
Money Store, Inc.                            4,500           95
Morgan (J.P.) & Co., Inc.                   24,900        2,811
Morgan Stanley, Dean Witter,
 Discover and Co.                          115,040        6,802
National City Corp.                         21,500        1,414
National Commerce Bancorp                    3,200          111
NationsBank Corp.                          149,280        9,078
North Fork Bancorporation, Inc.              4,500          151
Ocwen Financial Corp. (a)                    5,200          132
Ohio Casualty Corp.                            800           36
Old Republic International Corp.            35,100        1,305
Pacific Century Financial Corp.             25,200          624
PaineWebber Group, Inc.                      3,850          133
Paychex, Inc.                               12,100          613
PMI Group, Inc. (The)                        5,900          427
PNC Bank Corp.                               4,850          277
Provident Financial Group, Inc.              3,600          175
Providian Financial Corp.                   15,700          709
Republic New York Corp.                      2,200          251
Ryder System, Inc.                           3,800          124
Security Capital Pacific Trust              51,700        1,254
SouthTrust Corp.                            46,000        2,910
Sovereign Bancorp, Inc.                      3,000           62
St. Paul Cos., Inc.                          4,000          328
Star Banc Corp.                             13,100          752
SunTrust Banks, Inc.                        42,000        2,998
Synovus Financial Corp.                     25,600          837
TCF Financial Corp.                          6,200          210
Tele-Communications TCI
 Ventures Group Series A (a)                39,201        1,110
Travelers Property Casualty Corp. Class A   83,100        3,655
Travelers, Inc.                            359,650       19,375
UNUM Corp.                                  13,100          711
Washington Federal, Inc.                     5,100          160
Washington Mutual, Inc.                     28,300        1,803
XTRA Corp.                                   1,900          110
                                                       --------
                                                        213,355
                                                       --------
Health Care - 11.4%
Abbott Laboratories                          7,900          518
Aetna, Inc.                                  3,500          247
ALZA Corp. (a)                              52,300        1,664
American Home Products Corp.                 7,900          604
Bausch & Lomb, Inc.                         10,000          396
Beckman Instruments, Inc.                    7,300          292
Bergen Brunswig Corp. Class A               15,300          645
Beverly Enterprises, Inc. New (a)           64,900          844
Boston Scientific Corp. (a)                 35,400        1,624
Bristol-Myers Squibb Co.                   205,080       19,406
Cardinal Health, Inc.                       55,800        4,192
Chiron Corp. (a)                             9,200          156
Columbia/HCA Healthcare Corp.               65,100        1,929
Crescenco Pharmaceuticals Corp.
 Class A (a)                                   800            9
Forest Labs, Inc. (a)                        9,400          464
HBO & Co.                                   66,200        3,173
Health Care & Retirement Corp. (a)          27,200        1,095
HEALTHSOUTH Corp. (a)                       90,700        2,517
Humana, Inc. (a)                            74,900        1,554
Immune Response Corp. (a)                    6,000           67
Johnson & Johnson                          119,900        7,898
McKesson Corp.                              18,100        1,958
Merck & Co., Inc.                          271,207       28,816
Mylan Laboratories, Inc.                    76,200        1,595
NovaCare, Inc. (a)                          13,300          174
Olsten Corp.                                 4,800           72
Omnicare, Inc.                              27,900          865
Pfizer, Inc.                                 9,500          708
PharMerica, Inc. (a)                        29,537          306
PhyCor, Inc. (a)                           143,000        3,861

48 Equity Q Fund

Equity Q Fund

December 31, 1997

                                           Number       Market
                                             of          Value
                                           Shares        (000)
                                          --------     --------
Schering-Plough Corp.                      137,600     $  8,548
Tenet Healthcare Corp. (a)                 137,700        4,561
United Healthcare Corp.                     42,300        2,102
Warner-Lambert Co.                          62,100        7,700
Watson Pharmaceuticals, Inc. (a)            20,900          678
Wellpoint Health Networks, Inc.
 Class A (a)                                24,903        1,053
                                                       --------
                                                        112,291
                                                       --------
Integrated Oils - 7.4%
Amoco Corp.                                  7,500          638
Ashland, Inc.                               86,000        4,617
Atlantic Richfield Co.                      28,800        2,308
Chevron Corp.                               16,100        1,240
Coastal Corp.                               21,500        1,332
Enron Corp.                                151,200        6,284
Exxon Corp.                                422,600       25,858
Lyondell Petrochemical Co.                  22,200          588
Mobil Corp.                                187,500       13,535
Pennzoil Co.                                31,700        2,118
Phillips Petroleum Co.                     113,500        5,519
Royal Dutch Petroleum Co.                   51,700        2,801
Tenneco, Inc.                               37,100        1,465
Tesoro Petroleum Corp. (a)                  12,100          188
Texaco, Inc.                                92,100        5,008
                                                       --------
                                                         73,499
                                                       --------
Materials and Processing - 7.0%
Albemarle Corp.                              5,300          127
Alcan Aluminum, Ltd.                        20,600          569
Allegheny Teldyne, Inc.                     25,000          647
Aluminum Co. of America                     11,700          823
Barrick Gold Corp.                         131,100        2,442
Betz Betzdearborn, Inc.                     11,300          690
Boise Cascade Corp.                         10,100          306
Bowater, Inc.                                8,300          369
Centex Corp.                                20,600        1,297
Champion International Corp.                39,900        1,808
Consolidated Papers, Inc.                    6,000          320
Corning, Inc.                               49,700        1,845
Crompton & Knowles Corp.                    34,200          906
Cytec Industries, Inc. (a)                   5,300          249
Dow Chemical Co.                           163,300       16,575
du Pont (E.I.) de Nemours & Co.             82,700        4,967
Fluor Corp.                                 13,900          520
Fort James Corp.                            15,400          589
Freeport-McMoRan Copper &
 Gold, Inc. Class A                         28,600          438
Georgia Gulf Corp.                           4,900          150
Georgia Pacific Corp.                        3,100          188
Goodrich (B.F.) Co.                          1,880           78
Great Lakes Chemical Corp.                   7,900          355
Halter Marine Group, Inc. (a)                5,845          169
Illinois Tool Works, Inc.                   17,000        1,022
Inco, Ltd.                                  22,000          374
Inland Steel Industries, Inc.               27,100          464
International Paper Co.                     13,600          587
Kimberly-Clark Corp.                        59,300        2,924
LTV Corp.                                  109,300        1,066
Martin Marietta Materials, Inc.              7,802          285
Masco Corp.                                 45,500        2,315
Mead Corp.                                  21,400          599
Millennium Chemicals, Inc.                  43,900        1,034
Monsanto Co.                                 9,700          407
Nucor Corp.                                 21,000        1,015
Olin Corp.                                  41,500        1,945
Oregon Metallurgical Corp. (a)               1,400           47
Owens-Corning Fiberglas Corp.               11,600          396
Owens-Illinois, Inc. (a)                    29,700        1,127
Phelps Dodge Corp.                             200           12
Reynolds Metals Co.                          7,000          420
Rohm & Haas Co.                              4,100          393
Schulman (A.), Inc.                          2,200           55
Security Capital Group, Inc. 1998
 Warrant (a)                                 2,721           14
Sigma Aldrich Corp.                         17,100          675
Solutia, Inc.                              108,300        2,890
Stone Container Corp. (a)                   15,700          164
Temple-Inland, Inc.                         11,500          602
Texas Industries, Inc.                       4,000          180
Tyco International, Ltd.                   123,700        5,574
Unifi, Inc.                                 47,600        1,937
Union Camp Corp.                            25,000        1,342
Union Carbide Corp.                         10,200          438
USG Corp. (a)                                5,800          284
USX-U.S. Steel Group                        25,900          809
Vulcan Materials Co.                         7,500          766
Webb (Del E.) Corp.                         13,000          338
Weyerhaeuser Co.                             2,900          142
                                                       --------
                                                         69,069
                                                       --------

                                                                Equity Q Fund 49

Equity Q Fund

December 31, 1997

                                           Number       Market
                                             of          Value
                                           Shares        (000)
                                          --------     --------
Miscellaneous - 0.0%
LNR Property Corp.                           1,000     $     24
                                                       --------
                                                             24
                                                       --------
Other Energy - 3.0%
AES Corp. (a)                               41,800        1,949
Anadarko Petroleum Corp.                     1,800          109
Baker Hughes, Inc.                          76,400        3,333
BJ Services Co. (a)                            900           65
Burlington Resources, Inc.                  34,400        1,542
Calenergy, Inc. (a)                         27,200          782
Cooper Cameron Corp. (a)                     7,100          433
Diamond Offshore Drilling, Inc.              9,000          433
Dresser Industries, Inc.                    93,900        3,938
El Paso Natural Gas Co.                      5,900          392
ENSCO International, Inc.                   30,600        1,025
Falcon Drilling Co., Inc. (a)                6,800          238
Halliburton Co.                             41,200        2,140
Helmerich & Payne, Inc.                     48,900        3,319
Input/Output, Inc. (a)                      26,900          799
Parker Drilling Co. (a)                     20,000          244
Schlumberger, Ltd.                          39,900        3,212
Tidewater, Inc.                             54,200        2,988
Tosco Corp.                                 43,300        1,637
Union Pacific Resources Group, Inc.         41,800        1,014
Valero Energy Corp.                          9,500          298
                                                       --------
                                                         29,890
                                                       --------
Producer Durables - 10.0%
Aeroquip-Vickers, Inc.                       1,500           74
AlliedSignal, Inc.                         119,500        4,653
AMP, Inc.                                    7,300          307
Applied Materials, Inc. (a)                  9,000          271
Boeing Co.                                  81,700        3,998
Caterpillar, Inc.                          216,300       10,504
Cincinnati Milacron, Inc.                    4,700          122
Clayton Homes, Inc.                         57,400        1,033
Coltec Industries, Inc. (a)                 35,800          830
Cummins Engine Co., Inc.                     4,400          260
Deere & Co.                                112,700        6,572
Dover Corp.                                 86,200        3,114
Emerson Electric Co.                        51,400        2,901
Foster Wheeler Corp.                         6,700          181
General Electric Co.                       264,600       19,415
General Signal Corp.                         6,600          278
Grainger (W.W.), Inc.                       15,300        1,487
Hamischfeger Industries, Inc.                8,100          286
Honeywell, Inc.                             11,100          760
Ingersoll-Rand Co.                          60,600        2,454
ITT Industries, Inc.                        53,000        1,663
Johnson Controls, Inc.                      29,200        1,394
Kennametal, Inc.                             3,200          166
Lexmark International Group, Inc.
 Class A (a)                                83,800        3,184
Litton Industries, Inc. (a)                 43,300        2,490
Molex, Inc.                                  7,275          233
National Service Industries, Inc.           15,100          748
Northern Telecom, Ltd.                       8,500          757
Parker-Hannifin Corp.                       45,550        2,090
Perkin-Elmer Corp.                          12,500          888
Pitney Bowes, Inc.                          61,600        5,540
Pulte Corp.                                 15,500          648
Raychem Corp.                              105,400        4,539
Raytheon Co. Class A                        17,130          845
Republic Industries, Inc. (a)              220,100        5,131
Rockwell International Corp.                10,000          523
Ryland Group, Inc.                           6,800          160
Sensormatic Electronics Corp.               12,500          205
Solectron Corp. (a)                         10,200          424
Thermo Instrument Systems, Inc. (a)          3,500          121
Thomas & Betts Corp.                        19,900          940
United Technologies Corp.                   23,800        1,733
Vicor Corp. (a)                              2,500           68
Xerox Corp.                                 62,800        4,635
                                                       --------
                                                         98,625
                                                       --------
Technology - 10.7%
ADC Telecommunications, Inc. (a)           23,400           977
Anixter International, Inc. (a)            12,900           213
Autodesk, Inc.                              5,800           213
AVX Corp.                                  22,300           411
Bay Networks, Inc. (a)                     44,600         1,140
BMC Software, Inc. (a)                     23,600         1,546
Cabletron Systems, Inc. (a)                 1,300            20
Cisco Systems, Inc. (a)                   139,000         7,749
COMPAQ Computer Corp.                      76,500         4,317
Cooper Industries, Inc.                    64,400         3,156
Dell Computer Corp. (a)                    11,000           924
Digital Equipment Corp. (a)                72,100         2,668
EMC Corp. (a)                             119,600         3,282
FORE Systems (a)                          104,500         1,594
General Dynamics Corp.                     64,000         5,532
General Motors Corp. Class H               22,400           827

50 Equity Q Fund

Equity Q Fund

December 31, 1997

                                           Number       Market
                                             of          Value
                                           Shares        (000)
                                           -------    ---------
Harris Corp.                                34,200    $   1,569
Intel Corp.                                129,300        9,075
International Business Machines Corp.       99,600       10,414
Iomega Corp. (a)                            67,300          837
Komag, Inc. (a)                             17,000          251
Lucent Technologies, Inc.                   85,600        6,837
Microsoft Corp. (a)                        106,500       13,758
Motorola, Inc.                             105,200        6,003
National Semiconductor Corp. (a)            71,900        1,865
Oracle Systems Corp. (a)                   146,700        3,264
Premisys Communications, Inc. (a)            4,300          111
Quantum Corp. (a)                           51,800        1,039
SCI Systems, Inc. (a)                       12,000          523
Silicon Graphics, Inc. (a)                  10,300          128
Storage Technology Corp. (a)                48,600        3,010
Sun Microsystems, Inc. (a)                 128,700        5,132
Symantec Corp. (a)                           9,400          206
Symbol Technologies, Inc.                    6,100          230
Synopsys, Inc. (a)                          54,400        1,938
Tech Data Corp. (a)                         17,300          673
Texas Instruments, Inc.                     84,100        3,785
                                                      ---------
                                                        105,217
                                                      ---------
Utilities - 12.1%
360 Communications Co. (a)                   7,100          143
Airtouch Communications, Inc. (a)           68,700        2,855
American Electric Power Co., Inc.           10,100          521
American Water Works, Inc.                  40,900        1,117
Ameritech Corp.                             87,400        7,036
AT&T Corp.                                 112,900        6,915
Atlantic Energy, Inc.                       12,300          261
Baltimore Gas & Electric Co.                 7,700          262
Bell Atlantic Corp.                        111,403       10,138
BellSouth Corp.                            150,550        8,478
Carolina Power & Light Co.                  38,300        1,625
CINergy Corp.                                4,200          161
CMS Energy Corp.                            10,100          445
Columbia Gas System, Inc.                   18,300        1,438
Commonwealth Energy System                     700           23
Dominion Resources, Inc.                    19,500          830
Duke Power Co.                              37,600        2,082
Enova Corp.                                 26,600          720
Entergy Corp.                              177,700        5,320
Florida Progress Corp.                       2,900          114
GPU, Inc.                                   19,200          809
GTE Corp.                                  123,000        6,427
Houston Industries, Inc.                   100,700        2,687
Illinova Corp.                               7,100          191
IPALCO Enterprises, Inc.                     1,800           75
Long Island Lighting Co.                   143,000        4,308
MCI Communications Corp.                    95,900        4,106
Minnesota Power & Light Co.                  4,600          200
New Century Energies, Inc.                  13,700          657
New England Electric System                  6,400          274
New York State Electric & Gas Corp.         72,700        2,581
NICOR, Inc.                                  6,000          253
Northern States Power Co.                   20,200        1,177
Peco Energy Co.                             32,500          788
Peoples Energy Corp.                        11,000          433
Pinnacle West Capital Corp.                 19,300          818
Potomac Electric Power Co.                  12,200          315
PP&L Resources, Inc.                        32,200          771
Public Service Enterprise Group, Inc.       80,900        2,564
SBC Communications, Inc.                   155,614       11,399
Southern Co.                                72,100        1,866
Sprint Corp.                                55,300        3,242
TECO Energy, Inc.                            7,300          205
Tele-Communications, Inc. Class A (a)       56,200        1,567
Texas Utilities Co.                         59,500        2,473
U.S. West Communications Group              12,400          560
U.S. West Media Group (a)                  132,500        3,826
Unicom Corp.                                22,300          686
Union Electric Co.                          10,500          454
UtiliCorp United, Inc.                      26,500        1,029
Washington Gas & Light Co.                   2,000           62
Washington Water Power Co.                   2,200           52
Western Resources, Inc.                     38,200        1,642
Wisconsin Energy Corp.                      11,600          333
WorldCom, Inc. (a)                         326,700        9,883
                                                      ---------
                                                        119,197
                                                      ---------
Total Common Stocks
(cost $824,304)                                       1,081,386
                                                      ---------

                                                                Equity Q Fund 51

Equity Q Fund

December 31, 1997

                                          Principal    Market
                                           Amount      Value
                                            (000)      (000)
                                          ---------  ----------
Short-Term Investments - 2.9%
Frank Russell Investment Company
   Money Market Fund,
   due on demand (b)                      $ 27,045   $   27,045
United States Treasury Notes (c)
   5.125% due 04/30/98                       1,800        1,798
                                                     ----------
Total Short-Term Investments
(cost $28,843)                                           28,843
                                                     ----------
Total Investments
(identified cost $853,147)(d) - 112.4%                1,110,229
Other Assets and Liabilities,
Net - (12.4%)                                          (122,469)
                                                     ----------
Net Assets - 100.0%                                  $  987,760
                                                     ==========

(a) Nonincome-producing security.
(b) At cost, which approximates market.
(c) Held as collateral by the custodian in connection with futures contracts purchased by the Fund.
(d) See Note 2 for federal income tax information.

Abbreviations:
NV - Nonvoting

                                                     Unrealized
                                         Number      Appreciation
                                          of        (Depreciation)
                                        Contracts       (000)
                                        ---------   --------------
Futures Contracts
(Notes 2 and 3)

S&P 400 Midcap Index Futures Contracts
 expiration date 03/98                         17   $           59
S&P 500 Index Futures Contracts
 expiration date 03/98                         92              337
                                                    --------------
Total Unrealized Appreciation
   (Depreciation) on Open Futures
   Contracts Purchased (S)                          $          396
                                                    ==============

(S) At December 31, 1997, United States Treasury Notes valued at $1,798 were held as collateral by the custodian in connection with futures contracts purchased by the Fund.


   The accompanying notes are an integral part of the financial statements.

52 Equity Q Fund

Equity Q Fund

Statement of Assets and Liabilities

December 31, 1997

                                                                                                                    Amounts in
                                                                                                                 thousands (except
                                                                                                                 per share amount)
                                                                                                               --------------------
Assets
Investments at market (identified cost $853,147)(Note 2) ..................................................... $          1,110,229
Receivables:
    Dividends and interest ...................................................................................                1,797
    Investments sold .........................................................................................                3,573
    Fund shares sold .........................................................................................                7,197
    Daily variation margin on futures contracts (Notes 2 and 3) ..............................................                   14
                                                                                                               --------------------
       Total Assets ..........................................................................................            1,122,810

Liabilities
Payables:
    Investments purchased .............................................................. $            2,461
    Fund shares redeemed ...............................................................            131,946
    Accrued fees to affiliates (Note 4) ................................................                582
    Other accrued expenses .............................................................                 61
                                                                                         ------------------
       Total Liabilities .....................................................................................              135,050
                                                                                                               --------------------
Net Assets ................................................................................................... $            987,760
                                                                                                               ====================

Net Assets consist of:
Undistributed net investment income .......................................................................... $                 49
Accumulated net realized gain (loss)..........................................................................               18,106
Unrealized appreciation (depreciation) on:
  Investments ................................................................................................              257,082
  Futures contracts ..........................................................................................                  396
Shares of beneficial interest ................................................................................                  275
Additional paid-in capital ...................................................................................              711,852
                                                                                                               --------------------
Net Assets ................................................................................................... $            987,760
                                                                                                               ====================

Net Asset Value, offering and redemption price per share:
    ($987,760,320 divided by 27,518,047 shares of $.01 par value
    shares of beneficial interest outstanding) ............................................................... $              35.90
                                                                                                               ====================

        The accompanying notes are an integral part of the financial statements.

                                                                Equity Q Fund 53

Equity Q Fund

Statement of Operations

For the Year Ended December 31, 1997


                                                                                                                Amounts in thousands
                                                                                                               --------------------
Investment Income:
    Dividends ................................................................................................ $             17,603
    Dividends from Money Market Fund (Note 5) ................................................................                1,017
    Interest .................................................................................................                   73
                                                                                                               --------------------
       Total Investment Income ...............................................................................               18,693

Expenses (Notes 2 and 4):
    Management fees .................................................................... $            6,050
    Custodian fees .....................................................................                387
    Transfer agent fees ................................................................                257
    Bookkeeping service fees ...........................................................                 14
    Professional fees ..................................................................                 21
    Registration fees ..................................................................                 46
    Trustees' fees .....................................................................                  4
    Miscellaneous ......................................................................                 68
                                                                                         ------------------
       Total Expenses ........................................................................................                6,847
                                                                                                               --------------------
Net investment income ........................................................................................               11,846
                                                                                                               --------------------
Realized and Unrealized
    Gain (Loss) on Investments (Notes 2 and 3)
Net realized gain (loss) from:
    Investments ........................................................................            175,622
    Futures contracts ..................................................................              5,301                 180,923
                                                                                         ------------------
Net change in unrealized appreciation or depreciation of:
    Investments ........................................................................             93,322
    Futures contracts ..................................................................                457                  93,779
                                                                                         ------------------    --------------------
Net gain (loss) on investments ...............................................................................              274,702
                                                                                                               --------------------
Net increase (decrease) in net assets resulting from operations .............................................. $            286,548
                                                                                                               ====================


        The accompanying notes are an integral part of the financial statements.

54 Equity Q Fund

Equity Q Fund

Statements of Changes in Net Assets

For the Years Ended December 31,

                                                                                                      Amounts in thousands
                                                                                                    1997                1996
                                                                                             ------------------   -----------------
Increase (Decrease) in Net Assets
From Operations:
    Net investment income .................................................................. $           11,846   $          13,142
    Net realized gain (loss) ...............................................................            180,923              91,060
    Net change in unrealized appreciation or depreciation ..................................             93,779              54,875
                                                                                             ------------------   -----------------
       Net increase (decrease) in net assets resulting from operations .....................            286,548             159,077
                                                                                             ------------------   -----------------
From Distributions to Shareholders:
    Net investment income ..................................................................            (11,797)            (13,142)
    In excess of net investment income .....................................................                 --                (120)
    Net realized gain on investments .......................................................           (185,330)            (85,727)
                                                                                             ------------------   -----------------
       Total Distributions to Shareholders .................................................           (197,127)            (98,989)
                                                                                             ------------------   -----------------
From Fund Share Transactions:
    Net increase (decrease) in net assets from Fund share transactions (Note 6) ............             80,058             137,934
                                                                                             ------------------   -----------------
Total Net Increase (Decrease) in Net Assets ................................................            169,479             198,022
Net Assets
    Beginning of period ....................................................................            818,281             620,259
                                                                                             ------------------   -----------------
    End of period (including undistributed net investment income of
     $49 at December 31, 1997) ............................................................. $          987,760   $         818,281
                                                                                             ==================   =================

        The accompanying notes are an integral part of the financial statements.

                                                                Equity Q Fund 55

Equity Q Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each year or period and other performance information derived from the financial statements.

                                                                                    1997      1996      1995       1994      1993
                                                                                  --------  --------  --------   --------  --------
Net Asset Value, Beginning of Period ............................................ $  32.94  $  30.40  $  24.43   $  26.03  $  25.23
                                                                                  --------  --------  --------   --------  --------
Income From Investment Operations:
    Net investment income .......................................................      .44       .58       .59        .69       .66
    Net realized and unrealized gain (loss) on investments ......................    10.01      6.33      8.52       (.41)     2.71
                                                                                  --------  --------  --------   --------  --------
       Total Income From Investment Operations ..................................    10.45      6.91      9.11       0.28      3.37
                                                                                  --------  --------  --------   --------  --------
Less Distributions:
    Net investment income .......................................................     (.44)     (.58)     (.61)      (.69)     (.66)
    In excess of net investment income ..........................................       --      (.01)       --         --        --
    Net realized gain on investments ............................................    (7.05)    (3.78)    (2.53)      (.97)    (1.85)
    In excess of net realized gain on investments ...............................       --        --        --       (.22)     (.06)
                                                                                  --------  --------  --------   --------  --------
       Total Distributions ......................................................    (7.49)    (4.37)    (3.14)     (1.88)    (2.57)
                                                                                  --------  --------  --------   --------  --------
Net Asset Value, End of Period .................................................. $  35.90  $  32.94  $  30.40   $  24.43  $  26.03
                                                                                  ========  ========  ========   ========  ========
Total Return (%)(a) .............................................................    33.07     23.67     37.91        .99     13.80

Ratios/Supplemental Data:
    Net assets, end of period ($000 omitted) ....................................  987,760   818,281   620,259    430,661   382,939

    Ratios to average net assets (%)(a):
       Operating expenses .......................................................      .68       .71       .58        .11       .15
       Net investment income ....................................................     1.17      1.80      2.07       2.74      2.50
    Portfolio turnover rate (%) .................................................    94.89     74.59     74.00      45.87     54.69
    Average commission rate paid per share
      of security ($ omitted) ...................................................    .0350     .0332       N/A        N/A       N/A

(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. See
     Note 4.

56 Equity Q Fund

International Fund

Portfolio Management Discussion

December 31, 1997 (Unaudited)


Objective: To provide favorable total return and diversification for US investors.

Invests in: Primarily the equity securities of non-US companies in developed foreign markets.

Strategy: The Fund uses a multi-manager strategy intended to achieve higher returns than its benchmark index with moderate risk by employing the investment management services of seven managers with separate and distinct investment approaches. The Fund's primary source of added value is intended to be stock selection with only moderate country allocations relative to the index to capture the diversification benefits of international investment in an asset allocation context.

Growth of a $10,000 Investment

                           [LINE GRAPH APPEARS HERE]

                                                                   Lipper(C)
Dates                     International ++      MSCI EAFE**    International+++
-----                     ----------------      -----------    -----------------
   *                          $10,000             $10,000           $10,000
1988                          $12,013             $12,859           $11,658
1989                          $14,904             $14,247           $14,281
1990                          $12,528             $10,943           $12,575
1991                          $14,216             $12,310           $14,138
1992                          $13,348             $10,851           $13,553
1993                          $18,095             $14,426           $18,918
1994                          $19,069             $15,589           $18,727
1995                          $21,110             $17,390           $20,455
1996                          $22,794             $18,497           $22,818
1997                          $22,925             $18,877           $23,989

                       Yearly periods ended December 31

International Fund

  Periods Ended         Growth of        Total
    12/31/97             $10,000         Return
------------------    ------------    --------------
1 Year                  $ 10,058         0.58%
5 Years                 $ 17,174        11.42%(S)
10 Years                $ 22,925         8.65%(S)


Salomon Brothers Broad Market Index (BMI) ex-US +

  Periods Ended         Growth of         Total
    12/31/97             $10,000          Return
------------------    ------------    --------------
1 Year                  $ 10,261          2.61%
5 Years                 $ 17,584         1l.95%(S)


MSCI EAFE Index

 Periods Ended         Growth of          Total
   12/31/97             $10,000           Return
--------------        ------------     -------------
1 Year                  $ 10,206          2.06%
5 Years                 $ 17,396         11.71%(S)
10 Years                $ 18,877          6.56%(S)


Lipper(C) International Funds Average

 Periods Ended         Growth of          Total
   12/31/97             $10,000           Return
--------------        ------------     ------------
1 Year                  $ 10,513          5.13%
5 Years                 $ 17,700         12.10%(S)
10 Years                $ 23,989          9.14%(S)


*   Assumes initial investment on January 1, 1988.

**  Morgan Stanley Capital International Europe, Australia, Far East (MSCI
    EAFE) Index is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchanges of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

++ Prior to April 1, 1995, fund performance results are reported gross of investment management fees. For the period following April 1, 1995, fund performance results are reported net of investment management fees but gross of any investment services fees. Information concerning these fees can be obtained from the fund's managers upon request.

+++ Lipper(C) International Funds Average is the average total return for the universe of funds within the International Funds investment objective. The total return for the funds reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

+ Salomon Brothers BMI Index ex-US is a comprehensive float-weighted equity index consisting of every company with an investable market capitalization of over $100 million in 22 countries. This Index has broader representation than the MSCI EAFE benchmark. However, 10 years of historical performance information is not available because it was constructed on June 30, 1989.

(S) Annualized.

58 International Fund

International Fund

Portfolio Management Discussion

December 31, 1997 (Unaudited)


Performance Review

For the year ended December 31, 1997, the International Fund had a total return of 0.6% as compared to the Salomon Brothers Broad Market Index ex-US, which gained 2.6% for the year. The Fund's shortfall to the benchmark was primarily due to its overweighting in midcap stocks during a year in which large caps dominated globally.

Portfolio Highlights

The consequences of the economic crises sweeping Asia during the last four months of the year were felt in virtually all developed markets as well. Already in a recession attributed to a poorly timed increase in consumption taxes, prospects for Japan's economy worsened when the weakening economies of its Asian trading partners diminished prospects for Japan's export business. Several major corporate failures in Japan provided some indications of the severity of the situation. Japanese stocks dropped 28% during the year. Although European economies seemed much healthier, the uncertain exposure of European companies to these markets dampened enthusiasm during the fourth quarter. However, European stocks still gained 24% for the year.

While security selection helped offset some of the impact, the overweighting to midcap stocks had a significant negative impact on the Fund's performance during the year. While a modest overweighting in Japan also detracted from performance, the Fund's underweighting in the UK had a bigger impact over the course of the year.

    Top Ten Equity Holdings
    (as a percent of Total Investments)            December 31, 1997
    Telecom Italia SPA (Italy)                           1.5%
    Sony Corp. (Japan)                                   1.5
    Royal Dutch Petroleum Co. (Netherlands)              1.4
    Roche Holdings
     Genusscheine AG NPV (Switzerland)                   1.3
    Nestle SA (Switzerland)                              1.3
    Novartis AG (Switzerland)                            0.9
    Veba AG (Germany)                                    0.8
    Glaxo Wellcome PLC (UK)                              0.8
    British Petroleum Co. PLC (UK)                       0.8
    Shell Transportation & Trading PLC (UK)              0.8

    Portfolio Characteristics
                                                   December 31, 1997
    Current P/E Ratio                                   21.8x
    Portfolio Price/Book Ratio                          2.21x
    Market Capitalization - $-Weighted Average          20.9 Bil
    Number of Holdings                                   805

    Money Managers                                    Styles
    J.P. Morgan Investment Management, Inc.           Market-Oriented
    Marathon Asset Management, Ltd.                   Value
    Mastholm Asset Management, L.L.C.                 Growth
    Oechsle International Advisors                    Growth
    Rowe Price-Fleming International, Inc.            Market-Oriented
    Sanford C. Bernstein & Co., Inc.                  Value
    The Boston Company Asset Management, Inc.         Value


Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Investments in securities of non-US issuers and foreign currencies involve investment risks different from those of US issuers. The Prospectus contains further information and details regarding these risks.


                                                           International Fund 59

International Fund

Statement of Net Assets

December 31, 1997

                                                         Number       Market
                                                           of         Value
                                                         Shares        (000)
                                                       ----------  ------------
Common Stocks - 91.7%
Argentina - 0.3%
Banco de Galicia y Buenos Aires
 Class B - ADR                                             6,637   $      171
Banco Frances del Rio la Plata - ADR                       6,973          191
Naviera Perez Companc Class B                             42,662          305
Sociedad Comercial del Plata - ADR                         1,606           25
Telecom Argentina SA Class B - ADR                        15,400          551
Telefonica de Argentina Class B - ADR                      9,780          364
YPF Sociedad Anonima Class D - ADR                        36,948        1,263
                                                                   ----------
                                                                        2,870
                                                                   ----------
Australia - 2.8%
Amcor, Ltd.                                              232,800        1,024
Australia & New Zealand Bank
  Group, Ltd.                                            744,828        4,922
Australian Gas & Light Co.                                48,966          342
Australian National Industries, Ltd.                      79,483           73
Australian Provincial Newspapers
  Holdings, Ltd.                                         131,600          196
Boral, Ltd.                                              766,284        1,938
Brambles Industries, Ltd.                                  5,000           99
Broken Hill Proprietary Co.                              150,005        1,393
Caltex Australia                                         100,000          311
Commonwealth Bank of Australia                            36,371          417
CSR, Ltd.                                                162,000          549
Eastern Aluminum                                         236,000          200
Eltin, Ltd.                                              272,754          206
Fairfax (John)                                            79,000          165
Foster's Brewing Group, Ltd.                             297,300          566
FXF Trust (Units) (a)                                     41,030            7
GIO Australia Holdings                                   277,113          709
ICI Australia, Ltd.                                       50,500          354
Lend Lease Corp.                                          13,289          260
Mayne Nickless, Ltd.                                      80,285          424
Morgan & Banks, Ltd.                                      32,100          210
National Australia Bank, Ltd.                             34,092          476
News Corp.                                               400,120        2,209
Pasminco, Ltd.                                           130,000          149
PMP Communications, Ltd                                  196,000          434
Publishing Broadcasting, Ltd.                             41,030          185
QBE Insurance Group                                      110,950          499
RGC, Ltd                                                 179,077          273
Santos, Ltd.                                             327,000        1,347
Southcorp Holdings, Ltd.                                 247,500          819
Tabcorp Holdings, Ltd.                                    45,000          211
Telstra Corp., Ltd. (a)                                  161,000          340
Wesfarmers                                                36,111          303
Western Mining Corp., Ltd.                               514,626        1,794
Westfield Trust                                          588,000        1,123
Westpac Banking Corp.                                    211,699        1,354
Woodside Petroleum, Ltd.                                  35,000          247
Woolworth's Ltd.                                         243,228          813
                                                                   ----------
                                                                       26,941
                                                                   ----------
Austria - 0.1%
Bank Austria AG                                            3,100          157
Brau-Union Goess-Reininghaus-
 Osterreichische Brau                                      2,528          128
Oester Brau Beteil                                         1,562           78
Voest-Alpine Stahl AG                                     13,000          502
Wienerberger Baustoff                                      1,600          307
                                                                   ----------
                                                                        1,172
                                                                   ----------
Belgium - 0.5%
Algem Maatsch Voor Nijverheidskredit
 Almanij NPV                                              20,500        1,035
Credit Communal Holding/Dexia NPV                          7,302          980
Generale de Banque NPV                                     1,199          522
Kredietbank NPV (a)                                        3,090        1,297
PetroFina SA NPV                                           1,220          450
UCB Capital NV                                                99          327
Virgin Express Holdings PLC - ADR (a)                     19,000          394
                                                                   ----------
                                                                        5,005
                                                                   ----------
Brazil - 0.4%
Banco Bradesco SA NPV Rights (a)                       1,268,292            5
CEMIG SA - ADR                                             6,844          277
Centrais Eletricas Brasileiras Electrobras
 SA - ADR (a)                                              2,000           50
Companhia Brasileira de Distribuicao
 Grupo Pao de Acucar (Regd) - GDR                          6,240          121
Eletrobras (centrais) NPV                              6,281,300          313
Telecomunicacoes Brasileiras - ADR                        20,460        2,382
Telecomunicacoes de Sno Paulo - NPV (a)                   61,873           14
Uniao de Bancos Brasileiros SA - GDR (a)                   9,166          295
Usinas Siderurgicas de Minas - ADR                        24,555          145
White Martins SA - NPV                                    31,010           45
                                                                   ----------
                                                                        3,647
                                                                   ----------
Canada - 3.3%
Air Canada, Inc. (a)                                     229,500        2,369
Alcan Aluminum, Ltd.                                      44,220        1,219


60 International Fund

International Fund

December 31, 1997

                                                         Number       Market
                                                           of         Value
                                                         Shares        (000)
                                                       ----------  ------------
ATI Technologies, Inc. (a)                                 9,700   $      224
Avenor, Inc.                                              40,000          571
Barrick Gold Corp.                                        33,700          628
Barrick Gold Corp. (US Regd)                              29,300          546
BCE, Inc.                                                 43,800        1,459
BCE, Inc. NPV                                             31,400        1,047
Canadian Airlines Corp. (a)                               59,000          139
Canadian Imperial Bank of Commerce                        45,336        1,415
Canadian National Railway Co.                              9,100          430
Canadian Pacific, Ltd.                                    45,100        1,215
Dofasco, Inc. NPV                                         32,701          526
Donohue, Inc. Class A                                     29,000          527
Edperbrascan Corp. Class A                                31,000          561
Geac Computer Corp., Ltd. (a)                             13,700          451
Hudson's Bay Co.                                          50,000        1,114
Imasco, Ltd. IF                                           61,470        2,172
Imperial Oil, Ltd. New                                    25,147        1,619
Inco, Ltd.                                                82,731        1,406
Laidlaw, Inc.                                             58,700          801
Leitch Technology Corp. (a)                                8,000          238
Magna International, Inc. Class A                         15,000          941
Moore Corp., Ltd.                                        128,800        1,948
National Bank of Canada                                  149,300        2,466
Noranda, Inc.                                             39,600          682
Nova Scotia Power, Inc.                                   50,200          611
Philip Services Corp. (a)                                 18,400          265
Potash Corp. of Saskatchewan, Inc.                         4,700          390
Renaissance Energy, Ltd. (a)                              18,900          390
Rogers Communications, Inc. Class B (a)                   80,000          386
Royal Bank of Canada                                      24,850        1,315
Stelco, Inc. Series A                                     65,000          430
Suncor, Inc. NPV                                          10,656          365
Torstar Corp. Class B                                     18,400          644
Westcoast Energy, Inc.                                    24,000          554
                                                                   ----------
                                                                       32,064
                                                                   ----------
Chile - 0.1%
Chilectra SA - ADR                                         6,335          162
Chilgener SA- ADR                                          5,811          142
Enersis SA - ADR                                           5,809          168
Santa Isabel SA - ADR                                     16,900          296
                                                                   ----------
                                                                          768
                                                                   ----------
China - 0.1%
Huaneng Power International, Inc. - ADR
   Series N(a)                                            21,400          496
                                                                   ----------
                                                                          496
                                                                   ----------
Czech Republic - 0.0%
SPT Telecom AS (a)                                           690           72
                                                                   ----------

                                                                           72
                                                                   ----------
Denmark - 0.4%
Bang & Olufsen Holding Series B                           14,000          834
Coloplast AS Class B (Regd)                                7,350          569
Den Danske Bank                                            2,350          313
Tele Danmark AS Series B                                   1,700          105
Tele Danmark Class B - ADR                                60,600        1,867
Unidanmark Class A (Regd)                                  2,490          183
                                                                   ----------
                                                                        3,871
                                                                   ----------
Finland - 0.8%
Aamulehti Group                                            6,100          204
Enso OY Series A                                          71,000          550
Finnair Oyj                                               71,900          580
Kesko                                                     10,000          158
Kymmene OY                                                67,200        1,344
Metsa-Serla Oyj Series B                                  90,000          702
Nokia AB Series A                                         17,508        1,243
Outokumpu OY Class A                                      47,500          579
OY Tamro AB                                               41,300          227
Pohjola Series B                                          11,300          419
Rauma Group (The)                                         11,500          179
Rautaruukki OY                                           123,200          994
Valmet Corp. Series A                                     49,700          686
                                                                   ----------
                                                                        7,865
                                                                   ----------
France - 9.5%
Accor SA                                                  24,866        4,623
Alcatel Alsthom                                            9,738        1,238
Alcatel Alsthom Compagnie Generale
 d'Electricite - ADR                                      63,500        1,607
Assurances Generales de France                             4,065          215
AXA - UAP                                                 44,026        3,407
Banque Nationale Paris                                    22,400        1,191
Boiron                                                     3,000          163
Bongrain SA                                                  391          165
Canal Plus                                                 1,510          281
Carrefour SA                                               1,551          809
Chargeurs International SA                                 4,200          251
Cie de St. Gobain                                         13,142        1,867
Cie Finance Paribas Class A (BR)                          33,795        2,937
Clarins                                                    3,460          266
Credit Commercial de France                                4,030          276


                                                           International Fund 61

International Fund

December 31, 1997

                                           Number       Market
                                             of         Value
                                           Shares       (000)
                                          -------    ----------
Credit Local de France (Regd)               1,775    $      206
Credit National                             4,916           287
D.M.C. Dollfuss-Mieg (a)                    3,100            55
Dexia France                               13,634         1,579
Dexia France (Regd)                         1,180           137
Eaux (cie Generale)                        42,086         5,874
Elf Aquitaine - ADR                        35,700         2,093
Elf Aquitaine SA                           15,580         1,812
Eridania Beghin-Say                        10,718         1,676
France Telecom SA (a)                      28,089         1,019
Galeries Lafayette                            600           331
Groupe Andre SA (a)                         2,800           281
Groupe Danone                              29,883         5,338
GTM - Entrepose                             1,840           124
Guilbert SA                                 1,891           270
Havas                                       1,790           129
L'Air Liquide                               5,652           885
L'Oreal (Societe)                             568           222
Lafarge Corp. SA (BR)                       7,545           495
Lagardere Groupe (Regd)                    61,100         2,020
Lapeyre (BR)                                3,460           191
Legrand                                     1,519           303
Legris Industries SA                        4,600           160
LVMH Moet-Hennessy                            709           118
Lyonnais Eaux Dumez                        36,906         4,084
M6 Metropole Television                     3,300           361
Michelin (Cie Gen) Class B (Regd)          39,236         1,975
Nord-Est                                   15,000           299
Pathe SA                                    1,136           220
Pechiney International Class A             39,953         1,577
Peugeot SA                                 10,990         1,386
Pinault-Printemps Redoute SA                2,621         1,398
Primagaz CIE                                2,655           222
Renault (a)                               141,993         3,994
Rhone Poulenc SA - ADR                     25,200         1,118
Rhone-Poulenc SA Class A - ADR             58,325         2,613
Sanofi SA                                  33,875         3,771
Schneider SA                               76,096         4,132
Scor SA                                    15,000           717
Sefimeg (Regd)                              2,100           105
SEITA                                      14,250           511
SGS Thomson Microelectronics (a)            9,957           616
Simco (Regd)                                3,900           262
Societe Generale                           16,128         2,197
Sodexho                                     1,004           538
Sodexho Alliance SA (a)                       111            58
Sylea                                       2,800           267
Thomson-CSF                                88,540         2,791
Total Co. SA Class B                       44,631         4,857
TV Francaise (TFI)                         22,633         2,313
Union des Assurances Federales              5,404           709
Usinor Sacilor                            176,506         2,549
Valeo                                      31,410         2,130
Vallourec (Usin)                              460            27
                                                     ----------
                                                         92,698
                                                     ----------
Germany - 6.8%
Adidas AG                                  10,900         1,434
Allianz AG (Regd)                           3,690           956
BASFAG                                     14,874           527
Bayer AG                                   74,591         2,786
Bayer-Motoren Werk                            472           353
Bayerische Hypotheken-und
  Wechsel Bank AG                          12,619           616
Bayerische Vereinsbank AG                   8,865           580
Berliner Kraft-und Licht (Bewag)
 - Aktiengesellschaft Class A              37,600         1,137
Bilfinger & Berger BAU AG                  16,050           498
Buderus AG                                  1,447           648
Commerzbank AG                             30,160         1,187
Continental AG                             25,280           558
Daimler-Benz AG                            76,315         5,354
Deutsche Bank AG                           56,591         3,995
Deutsche Lufthansa AG (a)                 119,940         2,300
Deutsche Telekom AG                        18,183           342
Douglas Holding AG                         20,700           625
Dresdner Bank AG                           10,220           472
Fresenius Medical Care AG - ADR (a)        41,360           900
GEA AG                                      3,797         1,435
Gehe AG                                    15,830           792
Gerresheimer Glas AG                       11,350           158
Hannover Rueckversicherungs AG             15,970         1,491
Henkel KGAA                                17,700           994
Hoechst AG                                121,870         4,268
Hornback Baumarkt AG                        1,949            55
IKB Deutsche Industriebank AG               2,250            44
Karstadt AG                                 1,300           444
M.A.N. AG                                     600           174
Mannesmann AG                              11,304         5,712
Merck KGAA                                 14,400           468
Metro AG                                   12,720           456
MobilCom AG (a)                             3,162           478
Muenchener Rueckversicherungs-
 GesellschaftAG                             3,160         1,191
ProSieben Media AG - ADR (a)                1,410            33


62 International Fund

International Fund

December 31, 1997

                                            Number     Market
                                              of       Value
                                            Shares     (000)
                                           --------  ----------
Rhoen - Klinikum AG                          2,872   $      281
SAP AG                                       7,670        2,330
Schering AG                                  5,000          482
Sero Entsorgung AG                           4,800          100
SGL Carbon AG                                1,414          182
Siemens AG                                  94,181        5,576
Tarkett AG                                  38,184          881
Veba AG                                    117,116        7,975
Viag AG                                      3,250        1,751
Volkswagen International AG                  5,425        3,052
Wella Aktiengesellschaft                       350          250
                                                     ----------
                                                         66,321
                                                     ----------
Hong Kong - 2.0%
Cathay Pacific Airways                    176,000           143
Cheung Kong Holdings, Ltd.                 26,000           170
China Light & Power                        39,000           216
Dao Heng Bank Group, Ltd.                 103,000           257
First Pacific Co.                         402,154           195
Great Eagle Holdings                       78,510           110
Great Eagle Holdings
  1998 Warrants (a)                        15,702             2
Guangshen Railway Co., Ltd.             3,485,000           922
Guoco Group, Ltd.                         207,000           506
Hang Lung Development Co.                 250,000           352
Hong Kong & China Gas Co., Ltd.           451,824           875
Hong Kong Electric Holding, Ltd.          743,000         2,824
HSBC Holdings (UK Regd) PLC                86,038         2,121
Hutchison Whampoa, Ltd.                   670,000         4,202
National Mutual Asia                      555,000           551
New World Development Co., Ltd.           788,232         2,726
Orient Overseas International, Ltd.       143,000            77
Sun Hung Kai Properties, Ltd.             235,200         1,639
Swire Pacific, Ltd. Class A                81,000           444
Swire Pacific, Ltd. Class B               489,000           495
Tai Cheung Holdings                        73,000            29
Television Broadcast                      184,000           525
Wharf Holdings                            204,000           448
                                                     ----------
                                                         19,829
                                                     ----------
Ireland - 0.3%
Allied Irish Banks                        143,000         1,364
Independent Newspapers PLC                125,000           685
Waterford Wedgwood (Units)                465,000           629
                                                     ----------
                                                          2,678
                                                     ----------
Italy - 4.9%
Assicurazioni Generali SPA                 21,000           516
Banca Commerciale Italiana                543,500         1,889
Banca Pop di Bergamo CV                     3,500            61
Banca Pop di Milano                       201,343         1,263
Banco di Roma (a)                         433,000           437
Credito Italiano                        1,956,256         6,032
Edison                                     62,000           375
ENI SPA - ADR                              22,000         1,255
Ente Nazionale Idrocarburi SPA (Regd)     466,973         2,648
Fiat SPA                                  218,900           637
Fiat SPA di Risp                          388,248           642
Fila Holdings SPA - ADR                    12,400           250
Finmeccanica SPA (a)                      306,455           152
First Banco S. Paolo                      115,000         1,099
Gewiss SPA                                 19,000           360
Gucci Group NV                              6,088           255
Industrie Natuzzi SPA - ADR                36,372           750
Istituto Mobiliare Italiano SPA           128,168         1,521
Istituto Mobiliare Italiano SPA - ADR      24,000           858
Istituto Nazionale Delle Assicurazioni    383,000           776
Italgas (Soc. Ital.)                       48,591           201
Luxottica Group SPA - ADR                  11,400           713
Magneti Marelli SPA                        52,500            90
Mediaset SPA                              432,740         2,126
Mediolanum SPA                             28,881           544
Mondadori (Arnoldo) Editore SPA           111,000           872
Montedison SPA                          1,050,000           943
Montefibre di Risp                         90,000            55
Parmalat Finanziaria SPA                  355,000           508
Pirelli SPA                             1,216,427         3,253
Rinascente (LA)                            15,500           116
Simint SPA (a)                            100,000           726
SOFAP (a)                                 125,000            99
Telecom Italia Mobile SPA                 292,246         1,349
Telecom Italia Mobile SPA - di Risp        57,518           164
Telecom Italia SPA (a)                  2,536,553        13,939
                                                     ----------
                                                         47,474
                                                     ----------
Japan - 18.8%
Acom Co., Ltd.                              9,000           496
Advantest                                   2,730           155
Alps Electric Co.                          25,000           236
Amada Co., Ltd.                            49,000           182
Aoki International                         27,000           134
Aoyama Trading Co.                         68,000         1,213
Apic Yamada Corp.                          25,200           218


                                                           International Fund 63

International Fund

December 31, 1997

                                           Number       Market
                                             of         Value
                                           Shares       (000)
                                          --------   ----------
Bank of Kyoto, Ltd.                         53,000   $      199
Bank Of Tokyo - Mitsubishi, Ltd.           176,000        2,426
Bank of Yokohama                           100,000          263
Bridgestone Tire Corp.                      87,000        1,886
Brother Industries                         165,000          377
Canon Sales Co., Inc.                       16,000          183
Canon, Inc.                                305,000        7,101
Chugai Pharmaceutical Co.                  110,000          564
Citizen Watch Co., Ltd.                     34,000          228
Credit Saison Co.                           80,000        1,973
CSK Corp., Ltd.                             18,000          460
Dai Ichi Kangyo Bank                       116,000          684
Dai Ichi Pharmaceutical Co.                 84,000          946
Dai Nippon Screen Manufacturing Co.         41,000          188
Dai-Tokyo Fire & Marine                    378,000        1,297
Daifuku Machinery Co.                       11,000           54
Daito Trust Construction                    59,990          366
Daiwa Bank                                 134,000          286
Daiwa Danchi Co., Ltd. (a)                  85,000          125
Daiwa House Industries Co.                 128,000          676
Daiwa Kosho Lease Co., Ltd.                164,000          666
DDI Corp.                                      384        1,015
East Japan Railway                             563        2,540
Ebara Corp.                                 52,000          550
Eisai Co.                                      100            2
Ezaki Glico Co.                             76,000          491
Fanuc Co.                                   10,500          397
Fuji Machine Manufacturing Co.              30,000          724
Fuji Oil Co.                                78,000          256
Fuji Photo Film Co.                         28,000        1,072
Fujitsu, Ltd.                               63,000          675
Fujitsu, Ltd. 1999 Warrants Series 2 (a)        29           58
Furukawa Electric Co.                      170,000          728
Gakken Co.                                  82,000          115
General Sekiyu KK                           32,000          135
Heiwa Corp.                                 52,000          450
Hitachi Credit Co., Ltd.                    43,000          708
Hitachi Zosen Corp.                         72,000          115
Hitachi, Ltd.                              667,000        4,751
Hokkaido Electric                           24,400          344
Honda Motor Co., Ltd.                       44,000        1,614
Inax Corp.                                  25,000           73
Intec, Inc.                                 52,000          293
Ishihara Sangyo (a)                        168,000          187
Ishikawajima-Harima Heavy Industries       274,000          409
Ito-Yokado Co., Ltd.                       108,000        5,500
Japan Tobacco, Inc.                            138          979
Jeol                                        50,000          159
Kamei Corp.                                 44,000          303
Kao Corp.                                  290,000        4,176
Kawasho Corp.                               97,000          126
Keiyo Bank, Ltd.                            83,000          172
Kinki Coca-Cola Bottling                    32,000          341
Kirin Beverage Corp.                        28,000          463
Kissei Pharmaceutical Co.                   35,000          504
Koa Fire & Marine                           83,000          311
Kokuyo Co., Ltd.                            22,000          379
Komatsu Forklift Co., Ltd.                  61,000          306
Komori Corp.                                17,000          253
Kumagai Gumi Co.                            48,000           26
Kuraray Co., Ltd.                           46,000          380
Kurimoto Iron Works                         97,000          275
Kyocera Corp.                               24,000        1,088
Kyushu Electric Power                       13,100          189
Mabuchi Motor Co.                           37,300        1,894
Makita Corp.                               138,000        1,321
Marui Co., Ltd.                             49,000          762
Maruichi Steel Tube                         51,000          621
Matsumotokiyoshi                            23,900          915
Matsushita Electric Industrial Co., Ltd.   236,000        3,452
Mazda Motor Corp. (a)                      446,000        1,059
Mikuni Coca-Cola Bottling                   34,000          424
Minebea Co., Ltd.                          197,000        2,112
Ministop Co., Ltd.                           9,000          232
Mitsubishi Corp.                           179,000        1,412
Mitsubishi Estate Co., Ltd.                 76,000          827
Mitsubishi Heavy Industries                708,000        2,950
Mitsubishi Paper Mills                      35,000           49
Mitsubishi Rayon                           102,000          250
Mitsubishi Trust & Banking                 160,000        1,605
Mitsui & Co.                               105,000          621
Mitsui Fudosan Co., Ltd.                   256,000        2,470
Mitsui Marine & Fire Insurance Co., Ltd.    37,000          189
Mitsui Mining & Smelting                   109,000          437
Mitsui Petrochemical Industry               23,000           42
Mitsui Trust & Banklng                     123,000          238
Murata Manufacturing Co., Ltd.             128,000        3,215
Nagase & Co.                                31,000           90
Namco                                       58,000        1,684
National House Industrial                   13,000           89
NEC Corp.                                  131,000        1,395
Nichido Fire & Marine                          400            2
Nichiei Co., Ltd.                           18,500        1,969
Nichimo Co.                                 73,000           68
Nippon Denso Co.                           216,000        3,888
Nippon Fire & Marine                       113,000          423


64 International Fund

International Fund

December 31, 1997

                                           Number       Market
                                             of         Value
                                          Shares        (000)
                                         ---------   ----------
Nippon Hodo Co.                             13,000   $       42
Nippon Oil Co.                             184,000          475
Nippon Steel Corp.                         700,000        1,035
Nippon Telegraph & Telephone Corp.             771        6,613
Nishimatsu Construction                    229,000          719
Nissan Motor Co., Ltd.                     168,000          695
Nissho Iwai Corp.                           98,600          172
Nomura Securities                          325,000        4,331
Noritake Co.                                18,000           86
North Pacific Bank                         100,000          342
NTT Data Communication Systems Corp.            70        3,769
Okamura Corp.                               74,000          182
Pioneer Electronics Corp.                  220,000        3,387
Promise Co., Ltd.                            8,170          453
Ricoh Co., Ltd.                             94,000        1,166
Rinnai Corp.                                55,500          837
Rohm Co.                                    33,000        3,361
Roland Corp.                                 4,000           74
Sakura Bank, Ltd.                          136,000          389
Sangetsu Co.                                 6,000           62
Sankyo Co.                                  49,000        1,107
Sankyo Co., Ltd.                            53,000          775
Sankyo Seiko Co.                           100,000          180
Santen Pharmaceutical Co., Ltd.             25,000          287
Sanwa Bank                                 113,000        1,142
Secom Co.                                   18,000        1,150
Sega Enterprises                             8,300          150
Sekisui Chemical Co., Ltd.                 233,000        1,183
Sekisui House, Ltd.                        143,000          919
Seven-Eleven Japan NPV                       9,300          658
Sharp Corp.                                 99,000          681
Shiga Bank, Ltd.                            41,000          176
Shikoku Electric Power                       8,900          127
Shimachu Co., Ltd.                          15,000          236
Shin Etsu Chemical 2000 Warrants (a)           158          217
Shin-Etsu Chemical Co.                      74,400        1,419
Shiseido Co., Ltd.                         110,000        1,500
Shohkoh Fund & Co., Ltd.                       900          274
Showa Shell Sekiyu                          60,000          301
Sony Corp.                                 155,600       13,824
Stanley Electric                           116,000          320
Sumitomo Bank                              163,000        1,860
Sumitomo Corp.                              82,000          458
Sumitomo Electric Industries               105,000        1,431
Sumitomo Forestry                          135,000          661
Sumitomo Marine & Fire                      33,000          174
Sumitomo Metal Industries, Ltd.            400,000          512
Sumitomo Realty & Development              510,000        2,929
Sumitomo Rubber Industries                  76,000          321
Sumitomo Trust & Banking                   533,000        2,768
Tadano                                      45,000          122
Takeda Chemical Industries                  40,000        1,140
TDK Corp.                                   29,000        2,185
Teijin, Ltd.                               106,000          222
Toc Co.                                     49,000          372
Toda Corp.                                  70,000          190
Toho Bank                                  100,000          398
Tohoku Electric Power                       19,700          299
Tokio Marine & Fire Insurance Co.           20,000          227
Tokyo Broadcasting                          74,000          935
Tokyo Electric Power                        71,000        1,294
Tokyo Electronics                            9,900          317
Tokyo Gas Co.                              423,000          959
Tokyo Steel Manufacturing                   25,000           84
Toppan Printing                             55,000          716
Torii Pharmaceutical Co., Ltd.              22,800          384
Toshiba Corp.                              602,000        2,504
Tostem Corp.                                22,000          236
Toyo Trust & Banking                       123,000          725
Toyota Motor Corp.                         154,000        4,411
Tsubakimoto Chain                           74,000          266
UNY Co., Ltd.                               20,000          274
West Japan Railway Co.                         132          421
Yamaha Motor Co.                            38,000          255
Yamanouchi Pharmaceutical                   71,000        1,523
Yamato Kogyo Co.                            42,000          253
Yamato Transport                            93,000        1,246
Yasuda Fire & Marine
 Insurance Co., Ltd. (The)                  88,000          376
Yodogawa Steel Works, Ltd.                  71,000          289
Yoshitomi Pharmaceutical                    52,000          182
Yurtec Corp.                                11,550           71
                                                     ----------
                                                        182,725
                                                     ----------
Malaysia - 0.5%
Berjaya Sports                             94,000           241
Carlsberg Brewery Malaysia Berhad         301,000           929
Commerce Asset Holdings                    59,232            28
Gamuda Berhad                             364,100           202
IND Oxygen, Inc.                          294,470            94
Kumpulan Guthrie                          804,000           517
Malakoff Bhd                              223,000           465
Petronas Dagangan 1999 Warrants (a)       139,000            19
Renong Berhad (a)                         774,000           358


                                                           International Fund 65

International Fund

December 31, 1997

                                            Number      Market
                                              of        Value
                                            Shares      (000)
                                           -------   ----------
Resorts World Berhad                       731,000   $    1,231
Tanjong PLC                                298,000          494
                                                     ----------
                                                          4,578
                                                     ----------
Mexico - 0.5%
Cemex SA de CV - ADR (a)                    19,000          172
Cemex SA de CV Class B NPV (a)              24,709          132
Cifra SA de CV - ADR                         2,570           63
Compania Cervecerias Unidas SA - ADR         3,214           95
Empresa Nacional de Electric - ADR           9,929          176
Fomento Economico Mexicano SA de CV
 Series B NPV                               38,557          308
Gruma SA - ADR (a)                          10,354          164
Gruma SA Series B NPV (a)                   45,148          179
Grupo Financiero Banamex AC
 Series B NPV (a)                           58,052          174
Grupo Financiero Banamex AC
 Series L NPV (a)                            3,655            9
Grupo Industrial Durango SA
 de CV - ADR (a)                            27,500          392
Grupo Industrial Maseca Series B NPV       131,263          136
Grupo Modelo SA Series C                    27,752          233
Grupo Television SA de CV - GDR (a)         25,909        1,002
Kimberly-Clark, Mexico Class A NPV          61,044          299
Panamerican Beverages, Inc. Class A         12,354          403
Telefonos de Mexico SA Series L - ADR       15,479          868
TV Azteca SA de CV - ADR (a)                11,900          268
Vitro Sociedad Anonima - ADR                14,400          188
                                                     ----------
                                                          5,261
                                                     ----------
Netherlands - 6.4%
ABN Amro Holdings NV                       117,464        2,288
Aegon                                       16,379        1,458
AKZO Nobel NV                               27,459        3,275
Apothekers Cooperatie OPG                    7,700          230
Baan Co. NV (a)                             15,154          496
Benckiser NV Class B (a)                    17,700          732
Boskalis Westminster CVA                    16,564          294
CSM NV CVA                                  14,527          645
DOCdata NV (a)                              20,500          354
Elsevier NV                                117,388        1,899
European Vinyls Corp. International NV       7,200          160
Fortis Amev NV                              17,022          742
Heineken Holding NV Class A                  2,500          385
Hollandsche Beton Groep NV (a)              51,580          959
Hunter Douglas NV (a)                       29,816        1,044
ING Groep NV                               126,243        5,317
KNP BT (Kon) NV                             66,442        1,530
Koninklijke Ahold NV                        43,986        1,148
Koninklijke Emballage Industrie Van Leer    10,700          220
Koninklijke Nutricia Verenigde
 Bedrijven NV (a)                           11,280          342
Nedlloyd Groep NV                           35,000          794
Nutreco Holding NV (a)                      14,400          328
Otra NV                                      3,590           51
Philips Electronics                         75,689        4,539
Philips Electronics - ADR                   17,200        1,041
Polygram                                    31,706        1,517
Royal Dutch Petroleum Co.                  239,651       13,155
Royal PTT Nederland NV                      78,111        3,259
Royal PTT Nederland NV - ADR                29,382        1,219
Stork NV                                    12,500          432
Unilever NV                                 41,980        2,588
Verenigde Nederlandse
 Uitgeversbedrijven Verenigd Bezit         208,737        5,888
Wereldhave NV                                7,900          496
Wolters Kluwer CVA                          25,748        3,326
                                                     ----------
                                                         62,151
                                                     ----------
New Zealand - 0.2%
Air New Zealand Class B                    228,787          458
Fletcher Challenge Building                 58,502          120
Fletcher Challenge Energy                  151,373          530
Lion Nathan, Ltd.                          104,700          235
Telecom Corp. of New Zealand, Ltd.         111,400          540
Wrightson, Ltd.                            300,000          139
                                                     ----------
                                                          2,022
                                                     ----------
Norway - 0.8%
Bergesen DY AS Series A                      4,130           97
Kvaerner Industries AS Series B             10,000          464
Norsk Hydro AS                              46,906        2,283
Orkla AS New                                17,629        1,516
Orkla AS Series B Free                       8,083          628
Rieber & Son ASA Series B                   25,000          677
Saga Petroleum AS Series B                   8,070          122
Schibsted AS                                69,600        1,192
Storebrand ASA Series A (a)                 75,000          529
                                                     ----------
                                                          7,508
                                                     ----------


66 International Fund

International Fund

December 31, 1997

                                             Number       Market
                                               of          Value
                                             Shares        (000)
                                            --------     --------
Panama - 0.0%
Banco Latinoamericano de
   Exportaciones SA Class E                    1,820   $       75
                                                       ----------
                                                               75
                                                       ----------
Peru-0.0%
Credicorp, Ltd.                                3,720           67
Telefonica Del Peru SA
 Class B - ADR                                 3,440           80
                                                       ----------
                                                              147
                                                       ----------
Portugal - 0.3%
Banco Totta e Acores (Regd)                   87,400        1,716
Estabelecimentos Jeronimo
 Martins & Filho (a)                          20,610          654
Jeronimo Martins SGPS                         13,740          436
Telecel-Comunicacaoes Pessoaissa (a)           4,600          490
                                                      -----------
                                                            3,296
                                                       ----------
Russia - 0.0%
Gazprom - ADR                                  2,780           67
Lukoil Oil Co. - ADR                           1,400          129
                                                      -----------
                                                              196
Singapore - 0.7%
City Developments                             18,000           83
Creative Technology, Ltd. (a)                  5,000          109
Development Bank of Singapore, Ltd.
 (Alien Market)                              134,000        1,145
Hong Kong Land Holdings, Ltd. (a)            243,282          467
Jardine Strategic Holdings, Ltd. (a)         541,437        1,429
Jardine Strategic Holdings, Ltd.
 1998 Warrants (a)                            11,437            1
Jurong Shipyard                              140,000          664
Mandarin Oriental International, Ltd. (a)    624,878          419
Overseas Chinese Banking
 (Alien Market)                               15,600           91
Overseas Union Bank (Alien Market)            43,200          165
Singapore Airlines, Ltd. (Alien Market)      118,000          770
Singapore Land                                84,000          185
Singapore Press Holdings
 (Alien Market)                               30,600          383
United Overseas Bank, Ltd.
 (Alien Market)                              149,779          831
                                                      -----------
                                                            6,742
                                                      -----------
South Korea - 0.0%
Sarusung Electronics, Ltd.                     4,042           92
                                                      -----------
                                                               92
                                                      -----------
Spain - 2.8%
Acerinox SA                                    4,500          667
Argentaria                                    14,102          858
Banco Bilbao Vizcaya SA                       58,290        1,886
Banco Popular Espanol SA                      21,248        1,485
Banco Santander SA (Regd)                     19,964          667
Centros Commerciales Pryca                    39,100          583
Corp. Fin. Reunida (a)                       200,000        1,070
Corporacion Bancaria de Espana SA             65,100        1,990
Cubiertas Y Mzov                               5,500          897
Dragados y Construcciones SA                   6,600          141
Empresa Nacional de Electricidad SA (a)       74,056        1,315
Fomento de Construcciones y
 Contratas SA (a)                             10,700          407
Fuerzas Electricat Series A                   73,300          611
Gas Natural SDG SA (a)                         5,362          278
Gas Y Electricidad SA Series 2                21,741        1,570
Hidroelectrica del Cantabrico SA              12,490          548
Iberdrola SA                                 123,243        1,622
Prosegur CIA de Seguridad SA (Regd)           55,000          552
Repsol - ADR                                  45,800        1,949
Repsol SA                                     36,643        1,563
Tabacalera SA Series A (Regd)                 25,097        2,034
Telefonica de Espana                         143,058        4,085
Union Electrica Fenosa                        13,000          125
Viscofan Envoltura                            25,500          640
                                                      -----------
                                                           27,543
                                                      -----------
Sweden - 2.7%
ABB AB Series A (a)                           30,000          355
ABB AB Series B (a)                          110,300        1,299
Astra AB Series A (a)                         62,701        1,086
Astra AB Series B (a)                         83,044        1,396
Atlas Copco AB Series B                       17,190          512
Autoliv, Inc.                                 44,930        1,463
Avesta-Sheffield                              54,500          360
BT Industries AB                              49,000          981
Diligentia AB (a)                             22,930          306
Electrolux AB Series B                        39,984        2,775
Esselte AB Series B                            3,570           72
Granges AB (a)                                 5,155           81
Hennes and Mauritz AB Series B (a)            41,240        1,818
Hoganas AB B Shares                           18,300          560
Incentive AB Series A                          7,700          693

                                                           International Fund 67

International Fund

December 31, 1997


                                             Number       Market
                                               of          Value
                                             Shares        (000)
                                            --------     --------
Incentive AB Series B                         17,800     $  1,607
Marieberg Tidnings Series A                   47,000        1,101
Munksjo AB                                    50,800          483
Nordbanken Holding AB (a)                    131,668          745
OM Gruppen AB                                 21,200          772
Pharmacia & Upjohn, Inc.                      44,300        1,623
Sandvik AB Series A                            3,360           96
Sandvik AB Series B                           15,420          441
Scandic Hotels AB (a)                         18,700          457
Scania AB Series B                             7,000          157
Scania Aktiebolag - ADR Series A              14,200          312
Scania Aktiebolag - ADR Series B               6,200          136
Scribona AB Series B Free                      4,140           46
SKF AB Series A                               24,273          486
Stora Kopparbergs Bergslags Aktiebolag
 Series A                                     87,000        1,096
Svenska Celluosa Series B Free                19,000          427
Svenska Handeisbank Series A                  40,400        1,397
Telefonaktiebolaget Ericsson (LM) Series B    21,420          805
Tornet Fastighets AB                          52,000          740
                                                         --------
                                                           26,684
Switzerland - 6.0%
ABB AG(a)                                      1,166        1,464
Adecco SA                                      2,299          666
Baloise Holding, Ltd. (a)                        725        1,341
Bobst AG (BR)                                    600          883
Bobst AG                                         425          307
Ciba Specialty Chemicals AG (a)               11,307        1,346
Credit Suisse Group (Regd)                     9,255        1,431
Danzas Holding AG                              2,100          412
Fischer (Georg) AG (BR)                          250          342
Fischer (Georg) AG (Regd)                        350           93
Forbo Holding AG (Regd)                        1,700          695
Generali (Schweiz) Holding (a)                 5,000        1,035
Liechtenstein Global Trust AG                  1,523          943
Lindt & Spruengli AG                             270          647
Nestle SA (Regd)                               8,010       12,000
Novartis AG (Regd)                             5,076        8,233
Phoenix Mecano (BR)                              800          408
Publicitas Holdings SA (Regd)                  2,000          437
Roche Holdings Genusscheine AG NPV             1,233       12,240
Sarna Kunststoff Holdings AG (Regd)              250          325
Schweiz Bankgesellsch (BR)                     3,080        4,452
Schweiz Ruckversicher (Regd)                   1,160        2,169
Schweizerischer Bankverein (Regd)             10,210        3,172
SGS Holding (BR)                                 450          862
SMH AG Neuenburg (Regd)                        8,900        1,200
Suizer AG (Regd)                               1,650        1,046
                                                         --------
                                                           58,149
United Kingdom - 19.7%
Abbey National PLC                            63,000        1,134
Airtours PLC                                  65,000        1,324
Allied Colloids PLC                          174,057          475
Amersham International PLC                    10,100          375
Anglian Water PLC                             97,400        1,328
Argos PLC                                     63,404          572
ASDA-MH Group PLC                          1,120,790        3,297
Associated British Ports PLC                 122,000          603
B.A.T. Industries PLC                        130,600        1,191
Barclays Bank PLC                            100,200        2,668
BASS PLC                                      54,000          840
Berisford PLC                                300,000          921
BG PLC                                        60,441          272
Billiton PLC (a)                             206,300          529
BOC Group PLC                                214,493        3,527
BPB Industries PLC                            43,800          245
British Aerospace PLC                        153,503        4,374
British Airways PLC                          107,000          984
British Petroleum Co. PLC                    558,481        7,388
British Steel PLC                            343,600          739
British Telecom PLC                          217,007        1,710
British-Borneo Petroleum Syndicate PLC        30,200          211
BTR PLC                                      818,466        2,474
Bunzl PLC                                    387,500        1,505
Burmah Castrol PLC                            39,000          680
Cable & Wireless Communications PLC (a)      100,500          436
Cable & Wireless PLC                         567,006        4,983
Cable & Wireless PLC - ADR                    19,567          532
Cadbury Schweppes PLC                        141,228        1,425
Caradon PLC                                  127,423          370
Centrica PLC (a)                              68,500          101
Coats Viyella PLC                            290,000          433
Commercial Union Assurance Co. PLC           148,000        2,064
Compass Group PLC                            136,600        1,681
Costain Group PLC (a)                          8,200            3
Courtaulds Textile Co. PLC                   130,000          762
Cowie Group PLC                              149,166          843
Dalgety PLC                                  300,000        1,360

68 International Fund

International Fund

December 31, 1997

                                             Number      Market
                                               of         Value
                                             Shares       (000)
                                            --------    ---------
Devro International PLC                      210,000    $   1,300
ED&F Man Group PLC                           140,000          572
Electrocomponents PLC                         42,000          313
EMI Group PLC (a)                             99,000          826
Enterprise Oil PLC                            39,200          373
First Leisure Corp. PLC                      120,000          590
Flextech PLC (a)                              80,000          686
General Accident PLC                          41,500          746
General Electric Co. PLC                      44,100          286
GKN PLC                                        9,000          184
Glaxo Weilcome PLC                           330,079        7,869
Glynwed International PLC                     75,200          320
Granada Group PLC                            131,700        2,012
Great University Stores PLC                  105,000        1,323
Guardian Royal Exchange PLC                  371,000        2,015
Guinness PLC                                 599,180        5,482
Hanson PLC                                    87,375          390
Heywood Williams Group PLC                    21,666           74
Hillsdown Holdings PLC                       369,876          899
HSBC Holdings PLC                             82,000        2,128
Hyder PLC                                     37,333          594
Imperial Chemical Industries PLC             142,512        2,226
Imperial Tobacco Group PLC                   139,000          874
Kingfisher PLC                               186,457        2,603
Ladbroke Group, Ltd. PLC                     870,163        3,773
Laing (John) PLC Class A NV                   35,800          189
Laird Group PLC                              190,830        1,395
Lloyds TSB Group PLC                         304,408        3,960
London Clubs International                   200,000        1,068
LucasVarity PLC                            1,548,218        5,467
Manchester United PLC                        500,000        1,314
Medeva PLC                                   293,000          780
MEPC PLC                                      56,000          467
MFI Furniture Group PLC                      363,641          720
Mirror Group News PLC                        625,000        2,002
National Power PLC                            37,000          365
National Westminster Bank PLC                349,427        5,808
Next PLC                                      54,800          626
Northern Rock PLC (a)                         50,600          496
Pace Micro Technology PLC                    190,000          147
Pearson PLC                                   88,700        1,152
Pilkington Brothers PLC                      221,000          463
Powell Duffryn PLC                            68,000          575
Powergen PLC                                 190,230        2,475
Premier Consolidated Oil PLC                 605,000          527
Premier Farnell PLC                           73,000          525
Provident Financial PLC                      104,000        1,367
Prudential Corp. PLC                         130,000        1,583
Racal Electronics PLC                        356,800        1,565
Railtrack Group PLC                          100,000        1,588
Rank Group PLC                               159,750          889
Redland PLC                                   23,033          129
Reed International                           333,080        3,173
Rio Tinto Corp. PLC (Regd)                   241,953        2,983
Rolls-Royce PLC                              155,470          600
Royal & Sun Alliance Insurance
  Group PLC                                  438,732        4,417
Royal Bank of Scotland Group PLC             201,500        2,569
Safeway PLC                                  432,153        2,435
Sainsbury (J.) PLC                           218,432        1,841
Scottish Media Group PLC                      20,200          221
Scottish Power PLC                           186,000        1,644
Shell Transportation &
 Trading PLC (Regd)                        1,022,000        7,168
Smith & Nephew PLC                           757,000        2,238
Smith (David S.) Holdings PLC                 77,000          251
SmithKline Beecham PLC                       292,380        3,013
Somerfield PLC                               426,000        1,469
South West Water PLC                          93,100        1,414
Stagecoach Holdings PLC                      113,333        1,554
Stakis PLC                                   618,442          965
Tarmac, Ltd. PLC                             547,261        1,025
Taylor Woodrow PLC                           235,000          687
Tesco Store Holdings PLC                      89,463          738
Thames Water PLC                              13,000          194
Thorn PLC                                    261,428          678
Tomkins PLC                                  950,210        4,495
Trinity Holdings PLC                         100,000          509
Unilever PLC                                 224,040        1,927
United Newspaper, Ltd. PLC                   151,200        1,721
Vendome PLC                                   87,000          686
Vickers, Ltd. PLC                            115,700          448
Vodafone Group PLC                           742,232        5,364
Wessex Water PLC                             115,000          969
Williams Holdings PLC                        116,666          648
WPP Group PLC                                230,000        1,024
Zeneca Group PLC                              43,000        1,523
                                                      -----------
                                                          191,050
                                                      -----------
Venezuela - 0.0%
CIA Anon Nacional Telefonos de
Venezuela - ADR                                5,282          220
                                                      -----------
                                                              220
                                                      -----------
Total Common Stocks
(cost $840,957)                                           892,210
                                                      -----------

                                                           International Fund 69

International Fund

December 31, 1997

                                             Number       Market
                                               of          Value
                                             Shares        (000)
                                            --------     --------
Preferred Stocks - 1.3%
Australia - 0.2%
News Corp., Ltd.                             184,769     $    914
Sydney Harbour Casino
 Holdings, Ltd. (a)                        1,041,762          988
                                                         --------
                                                            1,902
                                                         --------
Austria - 0.2%
Bank Austria (a)                              24,332        1,083
Bank Austria AG (a)                           22,000          993
Z Landerbank Bank Austria AG                   4,300          204
                                                         --------
                                                            2,280
                                                         --------
Brazil - 0.2%
Banco Bradesco SA NPV                     29,664,054          292
Banco Itau SA (Regd)                         301,000          162
Brahma (cia Cervej) NPV                      325,724          219
Brasmotor SA NPV                             529,000           52
CEMIG SA                                   4,869,699          212
Cim Port Itau (Cia)                          370,920           71
Coteminas (Cia Tec) NPV                      288,490          103
Lojas Americanas NPV (a)                   5,224,000           24
Petroleo Brasileiro SA NPV                 1,961,080          459
Telecomunicacoes - NPV                     1,670,792          445
Telecomunicacoes de Minas Gerais
 Class B NPV                                 828,000          105
Telecomunicacoes de Minas Gerais
 Series B NPV (a)                             10,270            1
Telecomunicacoes do Rio de
 Janeiro SA NPV                              872,476           91
Usiminas Uni Sd Mg NPV                         7,598           45
                                                         --------
                                                            2,281
                                                         --------
Germany - 0.6%
Bayer Motoren Werk                               900          460
Draegerwerk AG                                   750           14
Dyckerhoff AG                                    250           66
Fielmann AG                                    2,133           47
Fresenius AG                                   1,010          186
Henkel KGAA                                    3,300          208
Hombach Holding AG                             2,060          143
Hugo Boss                                        550          703
Jungheinrich                                     900          135
Krones AG NV                                     800          249
M.A.N. AG                                        250           56
Porsche AG                                       900        1,501
ProSieben Media AG NV (a)                     11,555          539
RWE AG                                        13,000          549
SAP AG                                           660          216
Wella AG                                         100           76
                                                         --------
                                                            5,148
                                                         --------
Italy - 0.0%
Fiat SPA                                     171,397          262
                                                         --------
                                                              262
Netherlands - 0.0%
International Nederlanden CVA                  2,901           14
                                                         --------
                                                               14
United States - 0.1%
WBK STRYPES Trust (conv.)                     18,900          633
                                                         --------
                                                              633
Total Preferred Stocks
 (cost $10,710)                                            12,520
                                                         --------

                                         Principal
                                          Amount
                                          (000)
                                       -------------
Long-Term Investments - 0.2%
Belgium - 0.0%
Kredietbank
   5.750% due 12/31/03 (conv.)      BEF       20,000           84
                                                         --------
                                                               84
                                                         --------
Japan - 0.2%
Bank of Tokyo - Cayman
   Finance, Ltd. (Perpetual
    Maturity)
   4.250% due 03/29/49             JPY        50,000          419
STE Cayman Capital, Ltd.
   0.500% due 10/01/07 (conv.)                 5,000           29
Sumitomo Wiring Systems
   0.900% due 09/30/08                        45,000          276
Yamanouchi Pharmaceutical
   1.250% due 03/31/14 (conv.)                90,000          976
                                                         --------
                                                            1,700
                                                         --------
Total Long-Term Investments
(cost $2,035)                                               1,784
                                                         --------

70 International Fund

International Fund

December 31, 1997

                                            Principal     Market
                                             Amount       Value
                                              (000)       (000)
                                          ------------- ----------
Short-Term Investments - 3.5%
United States - 3.5%
Frank Russell Investment Company
  Money Market Fund,
  due on demand (b)                       $   25,019  $    25,019
United States Treasury Notes
   5.125% due 04/30/98 (c)                     8,850        8,839
                                                      -----------
Total Short-Term Investments
 (cost $33,863)                                            33,858
                                                      -----------
Total Investments
(identified cost $887,565)(d) - 96.7%                 $   940,372

Other Assets and Liabilities,
Net - 3.3%                                                 32,363
                                                      -----------
Net Assets - 100.0%                                   $   972,735
                                                      ===========

(a) Nonincome-producing security.
(b) At cost, which approximates market.
(c) Held as collateral by the custodian in connection with futures contracts purchased by the Fund.
(d) See Note 2 for federal income tax information.

Abbreviations:
ADR - American Depositary Receipt
GDR - Global Depositary Receipt
GDS - Global Depositary Share
NPV - No Par Value
NV  - Nonvoting
PLC - Public Limited Company

Foreign Currency Abbreviations:

AUD - Australian dollar
BEF - Belgian franc
CHF - Swiss franc
DEM - German mark
ESP - Spanish peseta
FIM - Finnish markka
FRF - French franc
GBP - British pound
HKD - Hong Kong dollar
ITL - Italian lira
JPY - Japanese yen
NLG - Dutch guilder
NZD - New Zealand dollar
USD - U.S. dollar

The accompanying notes are an integral part of the financial statements.

                                                           International Fund 71

International Fund

December 31, 1997

                                                             Unrealized
                                            Number          Appreciation
                                              of           (Depreciation)
                                           Contracts            (000)
                                           ---------       --------------
Futures Contracts
(Notes 2 and 3)

FTSE - 100 Index
   Futures Contracts (UK)
   expiration date 03/98                         106       $        (176)
TOPIX Index
   Futures Contracts (Japan)
   expiration date 03/98                         255                (845)
                                                           -------------
Total Unrealized Appreciation
   (Depreciation) on Open Futures
   Contracts Purchased (S)                                 $      (1,021)
                                                           =============

(S) At December 31, 1997, United States Treasury Notes valued at $8,839 were held as collateral by the custodian in connection with futures contracts purchased by the Fund.

                                         % of                     Market
                                          Net                     Value
Industry Diversification                 Assets                   (000)
------------------------               ----------              ----------
Auto & Transportation                      5.4%                $   52,983
Consumer Discretionary                    16.7                    162,008
Consumer Staples                           6.9                     67,398
Financial Services                        17.3                    168,448
Health Care                                6.0                     58,455
Integrated Oils                            3.7                     36,038
Material & Processing                     11.1                    107,770
Miscellaneous                              5.2                     50,429
Other Energy                               2.4                     23,025
Producer Durables                          6.9                     67,322
Technology                                 3.0                     28,968
Utilities                                  8.4                     81,886
Long-Term Investments                      0.2                      1,784
Short-Term Investments                     3.5                     33,858
                                       ----------              ----------
Total Investments                         96.7                    940,372
Other Assets and Liabilities, Net          3.3                     32,363
                                       ----------              ----------
Net Assets                                100%                 $  972,735
                                       ==========              ==========
                                          % of                   Market
                                          Net                    Value
Geographic Diversification               Assets                  (000)
--------------------------              ----------            -----------
Europe                                   43.2%                $   420,200
Japan                                    19.0                     184,425
United Kingdom                           19.6                     191,050
Pacific Basin                             6.4                      62,606
Latin America                             1.6                      15,268
United States (Short-Term Investments)    3.5                      33,858
Other                                     3.4                      32,965
                                        ----------            -----------
Total Investments                        96.7                     940,372
Other Assets and Liabilities, Net         3.3                      32,363
                                        ----------            -----------
Net Assets                               100%                 $   972,735
                                        ==========            ===========

        The accompanying notes are an integral part of the financial statements.

72 International Fund

International Fund

Foreign Currency Exchange Contracts (Note 2)

December 31, 1997



Foreign Currency Exchange Spot Contracts

                                                    Unrealized
  Contracts to     In Exchange                     Appreciation
     Deliver           For          Settlement    (Depreciation)
     (000)            (000)            Date            (000)
----------------  -------------    ------------  ----------------
USD          193  AUD       294      01/02/98         $      (1)
USD           54  AUD        82      01/05/98                (1)
USD          227  AUD       347      01/07/98                (1)
USD           19  AUD        29      01/08/98                --
USD          358  DEM       637      01/02/98                (4)
USD           86  FRF       512      01/30/98                (1)
USD          140  GBP        85      01/06/98                (1)
USD          123  JPY    16,016      01/05/98                (1)
USD          155  JPY    20,122      01/07/98                (1)
CHF          568  DEM       700      01/05/98                --
AUD            3  FIM        10      01/02/98                --
FRF        7,302  USD     1,222      01/30/98                 9
DEM          792  USD       443      01/05/98                 2
ESP      181,143  USD     1,206      01/02/98                17
GBP          519  USD       860      01/07/98                 7
HKD        1,589  USD       205      01/02/98                --
ITH      502,730  USD       288      01/05/98                 4
ITH    1,116,934  USD       636      01/08/98                 5
NLG          469  USD       233      01/05/98                 2
NLG          485  USD       241      01/06/98                 2
NZD           84  USD        49      01/05/98                __
                                                      ---------
                                                      $      37
                                                      =========

Forward Foreign Currency Exchange Contracts

                                                    Unrealized
   Contracts to    In Exchange                     Appreciation
     Deliver          For           Settlement    (Depreciation)
     (000)           (000)             Date            (000)
----------------  -------------    ------------  ----------------
USD       30,548  GBP    18,600      03/20/98         $    (117)
USD       30,993  JPY 3,900,000      03/20/98              (772)
DEM       17,680  USD    10,034      03/18/98               162
GBP        6,000  USD     9,953      03/20/98               137
JPY    2,470,000  USD    19,648      02/25/98               574
JPY    1,200,000  USD     9,391      03/20/98                92
                                                      ---------
                                                      $      76
                                                      =========

The accompanying notes are an integral part of the financial statements.

                                                        International Fund 73

International Fund

Statement of Assets and Liabilities

December 31, 1997


                                                                                                                     Amounts in
                                                                                                                   thousands (except
                                                                                                                   per share amount)
                                                                                                                   -----------------
Assets
Investments at market (identified cost $887,565)(Note 2)...................................................... $            940,372
Cash..........................................................................................................                  589
Foreign currency holdings (identified cost $9,650)............................................................                9,481
Foreign currency exchange spot contracts (cost $7,529)(Note 2)................................................                7,518
Forward foreign currency exchange contracts (cost $110,567)(Note 2)...........................................              109,678
Receivables:
  Dividends and interest......................................................................................                1,642
  Investments sold............................................................................................               15,979
  Fund shares sold............................................................................................               12,101
  Foreign taxes recoverable...................................................................................                  768
                                                                                                               --------------------
       Total Assets...........................................................................................            1,098,128

Liabilities
Payables:
  Investments purchased................................................................ $             5,540
  Fund shares redeemed.................................................................               1,620
  Accrued fees to affiliates (Note 4)..................................................                 698
  Other accrued expenses...............................................................                 411
  Daily variation margin on futures contracts (Notes 2 and 3)..........................                  41
Foreign currency exchange spot contracts (cost $7,529)(Note 2).........................               7,481
Forward foreign currency exchange contracts (cost $110,567)(Note 2)....................             109,602
                                                                                        -------------------
       Total Liabilities......................................................................................              125,393
                                                                                                               --------------------
Net Assets.................................................................................................... $            972,735
                                                                                                               ====================

Net Assets consist of:
Accumulated distributions in excess of net investment income.................................................. $             (6,243)
Accumulated distributions in excess of net realized gains.....................................................              (10,659)
Unrealized appreciation (depreciation) on:
  Investments.................................................................................................               52,807
  Futures contracts...........................................................................................               (1,021)
  Foreign currency-related transactions.......................................................................                 (194)
Shares of beneficial interest.................................................................................                  281
Additional paid-in capital....................................................................................              937,764
                                                                                                               --------------------
Net Assets.................................................................................................... $            972,735
                                                                                                               ====================
Net Asset Value, offering and redemption price per share:
  ($972,734,906 divided by 28,109,698 shares of $.01 par value
  shares of beneficial interest outstanding).................................................................. $              34.60
                                                                                                               ====================

        The accompanying notes are an integral part of the financial statements.

74 International Fund

International Fund

Statement of Operations

For the Year Ended December 31, 1997

                                                                                                                Amounts in thousands
                                                                                                                --------------------
Investment Income:
    Dividends................................................................................................. $             19,890
    Dividends from Money Market Fund (Note 5).................................................................                3,404
    Interest..................................................................................................                  717
    Less foreign taxes withheld...............................................................................               (2,354)
                                                                                                               --------------------
       Total Investment Income................................................................................               21,657

Expenses (Notes 2 and 4):
    Management fees..................................................................... $            7,577
    Custodian fees......................................................................              1,962
    Transfer agent fees.................................................................                326
    Bookkeeping service fees............................................................                105
    Professional fees...................................................................                 51
    Registration fees...................................................................                 53
    Trustees' fees......................................................................                  5
    Miscellaneous.......................................................................                 79
                                                                                         ------------------
       Total Expenses.........................................................................................               10,158
                                                                                                               --------------------
Net investment income.........................................................................................               11,499
                                                                                                               --------------------

Realized and Unrealized
  Gain (Loss) on Investments (Notes 2 and 3)
Net realized gain (loss) from:
  Investments...........................................................................             43,391
  Futures contracts.....................................................................              3,386
  Foreign currency-related transactions.................................................             (4,800)                 41,977
                                                                                         ------------------
Net change in unrealized appreciation or depreciation of:
  Investments...........................................................................            (46,808)
  Futures contracts.....................................................................                (44)
  Foreign currency-related transactions.................................................                 65                 (46,787)
                                                                                         ------------------    --------------------
Net gain (loss) on investments................................................................................               (4,810)
                                                                                                               --------------------
Net increase (decrease) in net assets resulting from operations............................................... $              6,689
                                                                                                               ====================

        The accompanying notes are an integral part of the financial statements.

                                                           International Fund 75

International Fund

Statements of Changes in Net Assets

For the Years Ended December 31,

                                                                                                      Amounts in thousands
                                                                                                   1997                 1996
                                                                                             -----------------   ------------------
Increase (Decrease) in Net Assets
From Operations:
    Net investment income..................................................................  $          11,499   $           10,544
    Net realized gain (loss)...............................................................             41,977               36,433
    Net change in unrealized appreciation or depreciation..................................            (46,787)              20,126
                                                                                             -----------------   ------------------
       Net increase (decrease) in net assets resulting from operations.....................              6,689               67,103
                                                                                             -----------------   ------------------
From Distributions to Shareholders:
    Net investment income..................................................................             (9,488)              (8,574)
    In excess of net investment income.....................................................             (4,696)                  --
    Net realized gain on investments.......................................................            (50,573)             (33,014)
    In excess of net realized gain on investments..........................................            (12,206)                  --
                                                                                             -----------------   ------------------
       Total Distributions to Shareholders.................................................            (76,963)             (41,588)
                                                                                             -----------------   ------------------
From Fund Share Transactions:
    Net increase (decrease) in net assets from Fund share transactions (Note 6)............             98,629              122,088
                                                                                             -----------------   ------------------
Total Net Increase (Decrease) in Net Assets................................................             28,355              147,603

Net Assets
    Beginning of period....................................................................            944,380              796,777
                                                                                             -----------------   ------------------
    End of period (including accumulated distributions in excess of
     net investment income of $6,243 and $2,011, respectively).............................  $         972,735   $          944,380
                                                                                             =================   ==================

        The accompanying notes are an integral part of the financial statements.

76 International Fund

International Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each year or period and other performance information derived from the financial statements.


                                                                                1997        1996     1995       1994      1993
                                                                               -------    -------  --------   -------   -------
Net Asset Value, Beginning of Period.......................................... $ 37.39    $ 36.26  $  34.28   $ 37.34   $ 28.92
                                                                               -------    -------  --------   -------   -------
Income From Investment Operations:
   Net investment income......................................................     .46        .44       .48       .61       .58
   Net realized and unrealized gain (loss) on investments.....................    (.28)      2.41      3.16       .65      9.63
                                                                               -------    -------  --------   -------   -------
      Total Income From Investment Operations.................................     .18       2.85      3.64      1.26     10.21
                                                                               -------    -------  --------   -------   -------
Distributions:
   Net investment income......................................................    (.37)      (.35)     (.64)     (.36)     (.57)
   In excess of net investment income.........................................    (.18)        --      (.08)       --      (.16)
   Net realized gain on investments...........................................   (1.95)     (1.37)     (.94)    (3.73)    (1.06)
   In excess of net realized gain on investments..............................    (.47)        --        --      (.23)       --
                                                                               -------    -------  --------   -------   -------
      Total Distributions.....................................................   (2.97)     (1.72)    (1.66)    (4.32)    (1.79)
                                                                               -------    -------  --------   -------   -------
Net Asset Value, End of Period................................................ $ 34.60    $ 37.39  $  36.26   $ 34.28   $ 37.34
                                                                               =======    =======  ========   =======   =======
Total Return (%)(a)...........................................................     .58       7.98     10.71      5.38     35.56

Ratios/Supplemental Data:
   Net Assets, end of period ($000 omitted)................................... 972,735    944,380   796,777   674,180   562,497

   Ratios to average net assets (%)(a):
      Operating expenses, net.................................................    1.00       1.04       .88       .32       .39
      Operating expenses, gross...............................................    1.00       1.05       .89       .34       .41
      Net investment income...................................................    1.14       1.20      1.41      1.63      1.83
   Portfolio turnover rate (%)................................................   79.45      42.69     36.78     71.09     62.04
   Average commission rate paid per share
     of security ($ omitted)(b)...............................................   .0055      .0038       N/A       N/A       N/A

(a) For periods prior to April 1, 1995, fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. See
     Note 4.
(b) In certain foreign markets the relationship between the translated U.S. dollar price per share and commission paid per share may vary from that of domestic markets.

                                                           International Fund 77

Fixed Income I Fund

Portfolio Management Discussion

December 31, 1997 (Unaudited)


Objective: To provide effective diversification against equities and a stable level of cash flow.

Invests in: Fixed-income securities.

Strategy: The Fund uses a multi-style, multi-manager strategy and employed three managers with distinct approaches to managing portfolios of intermediate-maturity, investment-grade fixed income securities.

Growth of a $10,000 Investment

                                                               Lipper(C)
Dates                 Fixed I ++     LB Aggregate**        Intermediate +++
-----                 ----------     --------------        ----------------
   *                    $10,000         $10,000                 $10,000
1988                    $10,876         $10,789                 $10,696
1989                    $12,328         $12,357                 $11,910
1990                    $13,388         $13,464                 $12,752
1991                    $15,532         $15,619                 $14,689
1992                    $16,659         $16,775                 $15,679
1993                    $18,401         $18,410                 $17,169
1994                    $17,855         $17,873                 $16,596
1995                    $21,074         $21,175                 $19,348
1996                    $21,865         $21,944                 $19,963
1997                    $23,925         $24,062                 $21,648


                       Yearly periods ended December 31

Fixed Income I Fund                                      Lehman Brothers   Aggregate Bond Index
  Periods Ended            Growth of        Total         Periods Ended         Growth of           Total
    12/31/97               $10,000          Return          12/31/97             $10,000            Return
-------------------      -----------      -----------    ---------------   --------------------   ------------
1 Year                    $ 10,942          9.42%          1 Year                $ 10,966          9.66%
5 Years                   $ 14,361          7.51%(S)       5 Years               $ 14,345          7.48%(S)
10 Years                  $ 23,925          9.12%(S)       10 Years              $ 24,062          9.18%(S)


Lipper (C) Intermediate Investment Grade Debt Funds Average

  Periods Ended           Growth of         Total
    12/31/97               $10,000          Return
-------------------      -----------      -----------
1 Year                    $ 10,844          8.44%
5 Years                   $ 13,807          6.66%(S)
10 Years                  $ 21,648          8.03%(S)


*    Assumes initial investment on January 1, 1988

** Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

++ Prior to April 1, 1995, fund performance results are reported gross of investment management fees. For the period following April 1, 1995, fund performance results are reported net of investment management fees but gross of any investment services fees. Information concerning these fees can be obtained from the fund's managers upon request.

+++ Lipper(C) Intermediate (5-10 Yr.) Investment Grade Debt Funds Average is the average total return for the universe of funds within the Intermediate Investment Grade Debt Funds investment objective. The total return for the funds reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

(S)  Annualized.

78 Fixed Income I Fund

Fixed Income I Fund

Portfolio Management Discussion

December 31, 1997 (Unaudited)



Performance Review

For the year ended December 31, 1997, the Fixed Income I Fund reflected a total return of 9.4% as compared to the Lehman Brothers Aggregate Bond Index, which gained 9.7%. The Index outperformed the Fund primarily due to the Fund's shorter duration through part of the year which reflected some of the uncertainty in the market, with Fed intervention an almost constant concern. With yields falling on intermediate- and longer-maturity bonds, the best returns were produced by longer duration strategies. The bellwether 30-year treasury bond returns exceeded 15% for the year.

Portfolio Highlights

Interest rates declined throughout the year as signs of disinflation, or even deflation, helped ease yields. Although quite volatile again in 1997, the trend in falling yields was quite strong with the yield on the long bond reaching its lowest point since its introduction in 1977. The Federal Reserve Board added uncertainty to the market, but made only one interest rate move during the year, a 1/4% increase in the first quarter. With trends in the economy suggesting stable growth and no inflation, investors found appealing opportunities in several segments of the bond markets, including lower quality corporate issues.

Uncertainties in the marketplace for bonds created some challenging opportunities to add value. The Fund generated positive returns through security selection, with a focus on exploiting favorable yield spreads, particularly in mortgage-backed securities. However, mortgage-backed securities appeared exposed to prepayments late in the year as rates on mortgages reached very attractive levels. Contrary to these expectations, the sector proved to be the best performer versus duration-equivalent alternatives. Reflecting the benefit of multiple manager perspectives, PIMCO was able to maintain an overweighting in the sector by focusing on securities less vulnerable to prepayment concerns, helping offset the reduction in mortgage-backed positions by Standish, Ayer & Wood. While the strong performance of corporate issues throughout the first three quarters also contributed positively to the Fund's performance, the market's flight to quality in the fourth quarter produced weak returns from lower quality issues in the sector.

    Top Ten Issuers
    (as a percent of Total Investments)           December 31, 1997

    United States Treasury                              24.3%
    Federal National Mortgage Association               12.3
    Federal Home Loan Mortgage                           9.0
    Government National Mortgage Association             7.3
    Government Backed Trust Certificates                 1.1
    Premier Auto Trust                                   0.8
    Fingerhut Master Trust                               0.7
    Resolution Funding Corp.                             0.7
    World Omni Automobile Lease                          0.6
    Citicorp                                             0.6

    Portfolio Characteristics
                                                  December 31, 1997

    Weighted Average Quality Diversification             AAA
    Weighted Average Years-to-Maturity                   9.0 Years
    Weighted Average Duration                            4.7 Years
    Current Yield (SEC 30-day standardized)              6.1%
    Number of Issues                                     762
    Number of Issuers                                    511

    Money Managers                                     Styles

    Lincoln Capital Management Co.                Enhanced Core
    Pacific Investment Management Co.             Broad Market-Sector
                                                    Rotation
    Standish, Ayer & Wood, Inc.                   Broad Market-Sector
                                                    Rotation

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                          Fixed Income I Fund 79

Fixed Income I Fund

Statement of Net Assets

December 31, 1997

                                                     Principal    Market
                                                       Amount      Value
                                                       (000)       (000)
                                                    ----------   ---------
Long-Term Investments - 95.0%
Asset-Backed Securities - 11.2%
Advanta Home Equity Loan Trust
  Series 1991-1 Class A
    9.000% due 02/25/06                             $      54    $      56
Advanta Mortgage Loan Trust
  Series 1997-3 Class A7
    6.920% due 10/25/28                                 1,200        1,218
AFC Home Equity Loan Trust
  Series 1996-2 Class 1 A3
    7.590% due 09/25/27                                 2,030        2,053
American Express Credit Account Master Trust
  Series 1997-1 Class A
    6.400% due 04/15/05                                 2,000        2,021
Arcadia Automobile Receivables Trust
 Series 1997-C Class A3
    6.250% due 11/15/01                                 2,000        2,007
Associates Manufactured
 Housing Pass-thru Certificates
 Series 1997-2 Class A3
   6.250% due 03/15/28                                  2,000        2,000
BankAmerica Manufactured Housing Contract
 Series 1997-1 Class A4
   6.200% due 06/10/10 (c)                              1,000        1,003
California Infrastructure PG&E-1
 Series 1997-1 Class A4
   6.160% due 06/25/03                                  1,480        1,480
Capita Equipment Receivables Trust
 Series 1996-1 Class A4
   6.280% due 06/15/00                                  1,030        1,032
Case Equipment Loan Trust
 Series 1996-B Class A3
   6.650% due 09/15/03                                  4,410        4,443
Chase Manhattan Credit Card Master Trust
 Series 1997-3 Class A
   6.777% due 05/15/07                                  1,200        1,202
Chevy Chase Auto Receivables Trust
 Series 1997-1 Class A
   6.500% due 10/15/03                                    783          787
Circuit City Credit Card Master Trust
   8.000% due 11/15/03                                  2,340        2,418
Citibank Credit Card Master Trust I
 Series 1997-3 Class A
   6.839% due 02/10/04(c)                               1,100        1,117
Contimortgage Home Equity Loan Trust
 Mortgage Pass-thru Certificate
 Series 1994-4 Class A6
   8.270% due 12/15/24                                    519          536
 Series 1996-4 Class A-9
   6.880% due 0l/15/28                                  1,500        1,515
 Series 1997-2 Class A6
   7.120% due 03/15/16                                    825          846
Discover Card Trust
   Series 1992-B Class A
    6.800% due 06/16/00                                   468          467
Fleetwood Credit Corporation
  Grantor Trust
  Series 1997-B Class A
    6.400% due 05/15/13 (c)                             4,713        4,748
Green Tree Financial Corp.
  Series 1997-1 Class M1
    7.220% due 03/15/28 (c)                             1,300        1,311
  Series 1997-7 Class A5
    6.540% due 07/15/19                                 2,300        2,313
Green Tree Recreational Equipment
  Series 1997-3 Class A1
   6.550% due 07/15/28                                  3,763        3,777
IMC Home Equity Loan Trust
  Series 1997-5 Class M1
    7.080% due 11/20/28 (c)                             1,500        1,535
Key Auto Finance Trust
  Series 1997-1 Class A3
    6.150% due 03/15/04                                   720          722
Metris Master Trust
  Series 1996-1 Class A
    6.450% due 02/20/02                                 6,300        6,333
  Series 1997-1 Class A
    6.870% due 10/20/05                                   840          864
Navistar Financial Owner Trust
 Series 1997-A Class A3
   6.750% due 03/15/02                                  1,770        1,793
 Series 1997-B Class A3
   6.200% due 03/15/01                                  2,500        2,503
Oakwood Mortgage Investors, Inc.
 Series 1996-B Class A2
   6.800% due 10/15/26 (c)                              1,500        1,521
 Series 1997-D Class A3
   6.500% due 02/15/28                                  1,110        1,108
Onyx Acceptance Grantor Trust
 Series 1997-1 Class A
   6.550% due 09/15/03 (c)                              1,801        1,813
 Series 1997-4 Class A
   6.300% due 05/15/04                                  2,280        2,284
Preferred Credit Corp.
 Series 1997-1 Class A6
   7.590% due 07/25/26                                  1,050        1,101
Premier Auto Trust
 Series 1996-4 Class A4
   6.400% due 10/06/01                                  3,470        3,489
 Series 1997-2 Class A5
   6.320% due 03/06/02                                  3,380        3,400


80 Fixed Income I Fund

Fixed Income I Fund

December 31, 1997

                                          Principal    Market
                                           Amount       Value
                                            (000)       (000)
                                         ----------   ---------
Providian Master Trust
    6.250% due 06/15/07                  $   1,830    $   1,842
Saxon Asset Securities Trust Co.
  Series 1997-1 Class AF2
    7.085% due 07/25/20                      2,500        2,526
Sears Credit Account Master Trust
 Series 1997-1 Class A
    6.200% due 07/16/07                      3,625        3,623
Sears Credit Account Master Trust II
 Series 1996-2 Class A
   6.500% due 10/15/03                         535          539
Sears Mortgage Securities Corp.
 Series 1992 Class A
   7.587% due 10/25/22 (c)                   2,200        2,244
Team Fleet Financing Corp.
 Series 1997-1 Class A
   7.350% due 05/15/03                       1,975        2,048
The Money Store Home Equity Loan Trust
 Series 1994-D Class A4
   8.750% due 09/15/20                         150          156
 Series 1996-A Class A5
   6.850% due 06/15/19                       1,050        1,064
 Series 1996-B Class A5
   7.180% due 12/15/14                         425          434
Wal-Mart Stores, Inc.
 Series 1994-B3
   8.800% due 12/30/14                         360          431
WFS Financial Owner Trust
 Series 1997-B Class A3
   6.300% due 06/20/99                       1,950        1,963
World Omni Automobile Lease
 Securitization Trust
 Series 1996-B Class A2
   6.200% due 11/15/02                         774          775
 Series 1997-A Class A2
   6.750% due 06/25/03 (c)                   2,000        2,018
 Series 1997-A Class B
   7.300% due 06/25/03 (144A)(c)               850          863
 Series 1997-B Class A3
   6.180% due 11/25/03                       1,830        1,831
                                                      ---------
                                                         89,173
                                                      ---------
Bankers Acceptance Notes - 0.2%
Mellon Bank, NA
   7.625% due 09/15/07                         510          551
Signet Bank
   7.800% due 09/15/06                         750          813
                                                      ---------
                                                          1,364
                                                      ---------
Corporate Bonds and Notes - 16.2%
Ahmanson Capital Trust I, Series A
    8.360% due 12/01/26                        525          565
Air Products & Chemicals, Inc.
    8.750% due 04/15/21                        300          370
Allegiance Corp.
    7.300% due 10/15/06                        900          939
America West Airlines, Series A
    6.850% due 07/02/09                        584          593
American Express Co.
    8.500% due 08/15/01                         45           48
American General Finance Corp.
    8.500% due 06/15/99                        800          825
American Health Properties
    7.050% due 01/15/02                        650          662
American Stores Co.
    8.000% due 06/01/26                        875          979
Analog Devices, Inc.
    6.625% due 03/01/00                        225          226
Appalachian Power Co.
    6.800% due 03/01/06                      1,250        1,278
Aristar, Inc.
    6.300% due 07/15/00                      1,040        1,042
Associates Corp. of North America
 Series H (MTN)
    6.250% due 03/15/99                      1,520        1,523
    6.500% due 07/15/02                        400          404
    7.090% due 04/11/03                        400          416
AT&T Corp.
   8.625% due 12/01/31                         440          484
Atlantic Richfield Co.
   9.125% due 08/01/31                         700          920
AVCO Financial Services, Inc.
   7.250% due 07/l5/99                         415          422
   8.500% due 10/15/99                         655          680
   6.000% due 08/15/02                         400          395
Baltimore Gas & Electric Co.
   6.500% due 02/15/03                         550          558
Banc One Corp.
   7.250% due 08/0l/02                         790          819
Bank of New York, Inc.
   7.875% due 11/15/02                         500          534


                                                          Fixed Income I Fund 81

Fixed Income I Fund

December 31, 1997

                                         Principal     Market
                                          Amount        Value
                                           (000)        (000)
                                         ---------    ---------
Bank One, Columbus, Ohio
    7.375% due 12/01/02                   $    195    $     204
BankAmerica Corp.
    6.850% due 03/01/03                        425          433
Barnett Bank, Inc.
    6.900% due 09/01/05                        665          681
Baxter International, Inc.
    7.650% due 02/01/27                        200          220
Bell Telephone Co. of Pennsylvania
    8.350% due 12/15/30                        645          803
BellSouth Telecommunications
    7.000% due 12/01/95                        295          307
Beneficial Corp.
    8.400% due 05/15/08                        757          877
Carolina Power & Light Co.
   6.875% due 08/15/23                         250          243
Case Corp.
   7.250% due 08/01/05                         395          411
   7.250% due 0l/15/16                         400          418
Caterpillar Financial Services (MTN)
    9.500% due 02/06/07                         80           97
Caterpillar, Inc.
    8.000% due 02/15/23                        750          857
Central Fidelity Banks, Inc.
    8.150% due 11/15/02                        280          302
Central Power & Light Co.
 Series FF
   6.875% due 02/01/03                         550          567
Champion International Corp.
   6.400% due 02/15/26                         570          567
Chesapeake & Potomac Telephone Co.
   8.375% due 10/01/29                         405          502
Chevron Corp.
 Profit Sharing Savings Plan Trust Fund
   8.110% due 12/01/04                         385          411
Chrysler Corp.
   7.450% due 03/01/27                         475          508
Chrysler Financial Corp.
   9.500% due 12/15/99                         445          473
Cincinnati Gas & Electric Co.
   7.200% due 10/01/23                         250          251
CIT Group Holdings, Inc. (MTN)
   6.625% due 06/28/99                       1,575        1,590
   6.700% due 05/02/00                         500          506
   6.700% due 06/02/00                         300          304
   6.375% due 10/01/02                         975          975
Citicorp
    6.000% due 05/24/01 (MTN)(c)             3,000        3,000
    9.500% due 02/01/02                        195          217
    7.125% due 06/01/03                        485          504
Coca Cola Enterprises, Inc.
    7.000% due 10/01/26                        665          700
Colonial Realty LP (MTN)
    6.980% due 09/26/05                        500          513
Commercial Credit Group, Inc.
    6.000% due 06/15/00                        500          498
    5.750% due 07/15/00                        255          252
    7.875% due 07/15/04                        500          539
    8.700% due 06/15/10                        795          944
Commonwealth Edison Co. Series 85
    7.375% due 09/15/02                      1,120        1,164
Conagra, Inc. (MTN)
    8.100% due 05/20/02                        300          321
Consolidated Natural Gas Co.
    8.625% due 12/01/11                         54           57
Consolidated Rail Corp.
  Pass-thru Certificate Structured Note
  Series 1995 Class A
    6.760% due 05/25/15                        577          583
Constitution Capital Trust I
    9.150% due 04/15/27                        700          788
CoreStates Capital Corp.
    5.875% due 10/15/03                        750          731
Crown Cork & Seal Finance PLC
    7.000% due 12/15/06                        850          873
Dayton Hudson Co.
    6.400% due 02/15/03                        415          415
Discover Credit Corp. (MTN)
    8.350% due 04/27/99                        465          478
Dole Food Co., Inc.
    6.750% due 07/15/00                        280          282
Duke Power Co.
    7.000% due 07/01/33                      1,030        1,013
Equitable Life Assurance Society
    7.700% due 12/01/15                        975        1,049
Excel Realty Trust, Inc.
    6.875% due 10/15/04                        925          928
Federal Express Corp.
    7.600% due 07/01/97                        400          421
Federal Realty Investment Trust
    7.480% due 08/15/26                        500          526
Finova Capital Corp.
    7.125% due 05/0l/02                      1,100        1,131


82 Fixed Income I Fund

Fixed Income I Fund

December 31, 1997

                                         Principal     Market
                                          Amount        Value
                                           (000)        (000)
                                         ---------    ---------
First Bank Systems, Inc.
    8.000% due 07/02/04                  $     650   $     703
First Chicago Corp.
    8.875% due 03/15/02                        600         656
First Interstate Bancorp (MTN)
    9.375% due 01/23/02                        225         247
First Union Institutional Capital Trust I
    8.040% due 12/01/26                        100         105
First Union National Bank, Newark (MTN)
    7.125% due 10/15/06                        555         579
Fleet Financial Group, Inc.
    8.125% due 07/0l/04                        675         734
Florida Residential Property & Casualty
  Insurance Co., Series A
    7.250% due 07/0l/02                      2,100       2,165
Ford Motor Credit Co.
    8.375% due 0l/l5/00                        425         442
Ford Motor Credit Co. (MTN)
    6.000% due 02/27/01                      1,450       1,442
    6.290% due 03/05/01                        865         867
Fort James Corporation
    6.625% due 09/15/04                        900         903
Fortune Brands, Inc.
    8.625% due 11/15/21                        500         600
    7.875% due 0l/15/23                        100         112
General Electric Capital Corp.
    8.300% due 09/20/09                        470         543
    6.660% due 05/01/18 (c)                  1,025       1,038
General Motors Acceptance Corp.
    6.625% due 10/01/02                      2,270       2,301
Grand Metropolitan Investment Corp.
    7.450% due 04/15/35                        425         475
Great Atlantic & Pacific Tea, Inc.
    7.750% due 04/15/07                      2,050       2,161
Heller Financial Inc.
    6.440% due 10/06/02                      1,100       1,093
 Series G (MTN)
    6.005% due 08/25/00 (c)                  3,400       3,410
Hertz Corp.
    7.625% due 08/01/02                        450         470
    9.000% due 11/01/09                        390         461
Household Finance Corp.
    6.375% due 06/30/00                        750         752
Hutchison Whampoa Finance, Ltd.
    7.450% due 08/01/17                      1,625       1,572
ICI Wilmington, Inc.
    6.950% due 09/15/04                        725         746
International Lease Finance Corp.
    5.750% due 01/15/99                        685         683
    6.375% due 08/01/01                        300         301
    6.375% due 02/15/02                      1,200       1,202
International Paper Co.
    9.400% due 06/01/02                        600         671
IRT Property Co.
    7.250% due 08/l5/07                      1,325       1,373
ITT Corp. (New)
    6.250% due 11/15/00                        700         688
ITT Flnancial Corp.
    7.400% due 11/15/25                        865         907
Jackson National Life Insurance Co.
    8.150% due 03/l5/27                      1,150       1,263
JC Penney & Co., Inc.
    7.250% due 04/01/02                      1,050       1,087
JPM Capital Trust I
    7.540% due 01/15/27                        285         290
Kansas Gas & Electric Co.
    6.500% due 08/01/05                        200         201
Kern River Funding Corp. Series B
    6.720% due 09/30/01                      1,025       1,043
Key Corporation
    7.500% due 06/15/06                        875         931
Lasmo USA, Inc.
    7.500% due 06/30/06                        455         481
Liberty Mutual Insurance Co.
    8.500% due 05/15/25                        500         579
    7.875% due 10/15/26                        500         537
    7.697% due 10/15/97                        850         895
Lockheed Martin Corp.
    7.750% due 05/01/26                        800         887
Martin Marietta Corp.
    7.000% due 03/15/11                        325         321
Mashantucket Western Pequot
    6.910% due 09/01/12                      1,200       1,259
Mellon Capital II Series B
    7.995% due 0l/l5/27                        370         397
Morgan Stanley Group, Inc.
    8.875% due 10/15/01                        175         190
    8.100% due 06/24/02                        175         187
Nabisco, Inc.
    6.700% due 06/15/02                        325         329
New England Telephone & Telegraph Co.
    7.875% due 11/15/29                        430         501
News America Holdings, Inc.
    7.750% due 01/20/24                        400         420


                                                          Fixed Income I Fund 83

Fixed Income I Fund

December 31, 1997

                                         Principal     Market
                                          Amount        Value
                                           (000)        (000)
                                         ---------    ---------
Northwestern Bell Telephone Co.
    7.750% due 05/01/30                   $    455    $    506
Norwest Corp. Series H (MTN)
    6.750% due 06/l5/07                        150         153
Norwest Financial, Inc.
    6.375% due 11/15/01                        750         753
    6.250% due 11/01/02                        425         425
    6.375% due 11/15/03                        650         653
NYNEX Corp.
    9.550% due 05/01/10                        582         677
Occidental Petroleum Corp.
   10.125% due 11/15/01                        255         288
Occidental Petroleum Corp. (MTN)
    8.500% due 11/09/01                        295         317
Pacific Bell
    7.500% due 02/01/33                        660         679
Pennsylvania Power & Light Co.
    6.875% due 03/01/04                      1,200       1,234
Pennzoil Co.
   10.125% due 11/15/09                        215         269
PepsiCo, Inc.
    7.625% due 12/18/98                        360         365
Philadelphia Electric Co. Series 1992
    7.500% due 0l/15/99                        200         203
Philip Morris Cos., Inc.
    6.950% due 06/01/06                        380         394
    7.650% due 07/01/08                        395         419
Pitney Bowes Credit Corp.
    8.550% due 09/15/09                        780         919
Praxair, Inc.
    6.850% due 06/15/05                        880         906
Ralston Purina Co.
    7.875% due 06/15/25                        845         934
Raytheon Co.
    6.450% due 08/15/02                        920         925
Realty Income Corp.
    7.750% due 05/06/07                      1,500       1,561
Republic New York Corp.
    9.750% due 12/01/00                        130         142
    8.250% due 11/01/01                        240         256
    7.875% due 12/12/01                        300         317
RJR Nabisco, Inc.
    8.625% due 12/01/02                        400         426
Rockwell International Corp.
    8.875% due 09/15/99                        300         313
Salomon Smith Barney Holdings
    6.625% due 07/01/02                        500         505
    7.000% due 03/15/04                        800         825
Seagram Co., Ltd.
    8.350% due 01/15/22                        740         860
Sears Roebuck Acceptance Corp.
  Series II (MTN)
    6.690% due 04/30/01                        975         989
Service Corp. International
    6.750% due 06/01/01                        400         405
    7.375% due 04/15/04                        550         575
Shopping Center Associates
    6.750% due 01/15/04                        750         757
Simon Debartolo Group LP
    6.875% due 10/27/05                      1,000       1,011
    6.875% due 11/15/06                        500         510
Socgen Real Estate Co. LLC
    7.640% due 12/29/49                        540         564
Spieker Properties (MTN)
    8.000% due 07/19/05                        800         861
Summit Properties Inc.
    7.200% due 08/l5/07                        550         566
Suntrust Banks, Inc.
    7.375% due 07/01/02                        575         599
Temple Inland, Inc.
    7.250% due 09/15/04                        575         599
Tenneco Corp.
   10.200% due 03/15/08                        725         911
Texaco Capital, Inc.
    9.750% due 03/15/20                        225         306
    8.875% due 09/01/21                        440         557
Texas Utilities Electric Co.
    9.500% due 08/01/99                      1,370       1,437
TIG Capital Trust I
    8.597% due 01/15/27                      1,225       1,358
Time Warner, Inc.
    7.975% due 08/15/04                        450         479
    8.110% due 08/15/06                        900         974
    8.180% due 08/l5/07                        900         980
Union Carbide Chemicals & Plastics
    7.875% due 04/01/23                        835         877
Union Oil Co. (MTN)
    9.400% due 02/15/11                        390         483
Union Pacific Corp.
    7.600% due 05/01/05                        350         368
Union Pacific Railroad Trust
 Pass-thru Certificate
 Series 1996-A2
    7.060% due 05/15/03                        450         466
United Technologies Corp.
    8.750% due 03/01/21                        445         553


84 Fixed Income I Fund

Fixed Income I Fund

December 31, 1997

                                         Principal     Market
                                          Amount        Value
                                           (000)        (000)
                                         ---------    ---------
US Bank National - Minnesota
    6.079% due 12/19/01 (c)              $   3,000    $   2,997
US West Capital Funding, Inc.
    7.900% due 02/01/27                        950        1,040
USA Waste Services, Inc.
    6.500% due 12/15/02                        475          474
Virginia Electric & Power Co.
    8.750% due 04/01/21                        335          360
Wachovia Corp.
    6.800% due 06/01/05                        280          287
Wells Fargo & Co.
    6.875% due 04/0l/06                        500          511
Whirlpool Corp.
    9.500% due 06/15/00                        400          428
Willamette Industries, Inc.
    7.850% due 07/01/26                        750          841
World Financial Properties Tower
 Series 1996 WBF-B
    6.910% due 09/0l/13                      1,312        1,363
                                                      ---------
                                                        129,026
                                                      ---------
Eurodollar Bonds - 0.4%
Finland, Republic of
    5.875% due 02/27/06                        325          321
Ontario, Province of
    7.375% due 01/27/03                        450          474
Skandinaviska Enskilda Banken
    8.125% due 09/06/49 (g)                  1,000        1,079
Videotron Holdings PLC Step Up Bond
   11.125% due 07/01/04                      1,100        1,048
                                                      ---------
                                                          2,922
                                                      ---------
Mortgage-Backed Securities - 34.1%
ACLC Franchise Loan Receivables
   1997 Pass-thru Class Al
    7.120% due 03/15/12                        980        1,009
BKD Commercial Mortgage Trust
 Series 1997-Cl Class B
    7.218% due 04/25/00 (c)                  1,897        1,900
Chase Commercial Mortgage Securities Corp.
 Series 1997-1 Class E
    7.370% due 12/19/07 (c)                  1,000        1,006
Commercial Mortgage Acceptance Corp.
 Series 1997-ML1 Class Al
    6.500% due 11/15/04 (c)                  1,405        1,415
CSFB Finance Co., Ltd.
 Series 1995-A Class A
    7.542% due 11/15/05 (c)                    450          460
Delta Funding Home Equity Loan Trust
 Series 1997-3 Class MlF
    7.080% due 10/25/28                      1,200        1,208
Federal Home Loan Mortgage Corp. (b)
    6.000% 15 Year TBA Gold                  2,335        2,297
    6.500% 15 Year TBA                       2,120        2,123
    6.500% 30 Year TBA                      16,370       16,181
    7.000% 30 Year TBA                       1,170        1,180
    7.500% 30 Year TBA                       4,325        4,429
Federal Home Loan Mortgage Corp. Groups
 Participation Certificate
    7.000% due 2003                             23           23
    7.000% due 2008                             82           83
    6.500% due 2009                            567          570
    7.500% due 2009                            179          185
    7.500% due 2009                          1,994        2,051
    8.000% due 2009                            188          194
    6.000% due 2010                            276          273
    8.000% due 2010                            954          987
    6.000% due 2011                          3,327        3,288
    6.500% due 20ll                          2,598        2,613
    7.500% due 20ll                             90           93
    8.000% due 2011                             88           91
    6.000% due 2012                            195          192
    6.500% due 2012                          1,239        1,242
    7.500% due 2012                            404          415
    8.000% due 2012                            570          588
   12.000% due 2014                            196          223
    6.500% due 2016                            532          535
    9.000% due 2016                          1,499        1,605
   12.500% due 20l6                            212          244
    9.000% due 2017                             39           41
    9.000% due 2018                          2,342        2,527
    9.000% due 2020                          1,458        1,567
    7.500% due 2022                            274          282
    6.500% due 2024                          4,127        4,097
    7.500% due 2024                          2,170        2,228
    8.000% due 2024                            635          659
    8.500% due 2025                            282          295
    9.000% due 2025                          1,188        1,267
    6.000% due 2026                          1,045        1,008
    8.000% due 2026                          1,343        1,390
    8.500% due 2026                            427          445
    9.000% due 2026                             30           32
    6.000% due 2027                            197          190
    6.500% due 2027                          1,210        1,196


                                                          Fixed Income I Fund 85

Fixed Income I Fund

December 31, 1997

                                         Principal     Market
                                          Amount        Value
                                           (000)        (000)
                                         ---------    ---------
Federal Home Loan Mortgage Corp. Groups
 Participation Certificate
    6.500% due 2027                      $   4,345    $   4,295
    7.OOO% due 2027                          1,110        1,122
    8.000% due 2027                          9,133        9,453
Federal Home Loan Mortgage Corp.
 Series K Class K-5
    7.760% due 05/0l/12                      1,649        1,744
 Series 1552 Class D
    5.500% due 02/l5/14                        626          624
Federal Housing Authority: Project 68
    7.430% due 06/27/21                      1,477        1,513
Federal National Mortgage
    Association Pools
    7.000% due 1999                            952          958
    7.500% due 1999 (c)                        140          143
    7.000% due 2000                            643          648
    8.000% due 2002                            898          912
    7.000% due 2003                            637          645
    7.500% due 2003                          1,383        1,412
    8.000% due 2003                            384          391
    6.500% due 2004                            292          293
    8.000% due 2004                             90           92
    8.000% due 2005                             56           57
    6.500% due 2008                          1,310        1,316
    6.500% due 2009                          9,396        9,446
   10.500% due 2010                              5            6
    6.000% due 2011                          1,881        1,851
    7.000% due 2011                            596          606
    8.000% due 20ll                            236          244
    6.000% due 2012                            805          792
    6.500% due 2012                            614          614
    7.000% due 20l2                             45           46
    7.500% due 2012                            470          483
    8.000% due 20l7                             56           58
    8.000% due 2022                            260          272
    8.000% due 2023                            131          137
    6.500% due 2024                          4,644        4,606
    7.000% due 2024                          7,063        7,145
    7.500% due 2024                          2,026        2,080
    7.000% due 2025                          7,795        7,880
    8.500% due 2025                          1,828        1,915
    6.500% due 2026                          4,587        4,548
    7.000% due 2026                            817          825
    8.500% due 2026                          3,223        3,367
    9.000% due 2026                             58           62
    6.500% due 2027                          1,323        1,307
    7.000% due 2027                          7,935        7,992
    8.000% due 2027                            321          333
    9.000% due 2027                            203          216
Federal National Mortgage Association (b)
    6.500% 30 Year TBA                      20,175       19,923
    7.500% 30 Year TBA                       6,975        7,138
    8.000% 30 Year TBA                       4,205        4,353
    9.000% 30 year TBA                       1,925        2,047
Federal National Mortgage Association
 (REMIC)
 Series 1992-158 Class ZZ
    7.750% due 08/25/22                        441          479
 Series 1994-81 Class PJ
    8.000% due 07/25/23                      1,925        2,093
 Series G92-36 Class A
    7.000% due 04/25/15                        283          284
Federal National Mortgage Association
 Principal Only Strip
  Zero Coupon due 03/01/20                     178          145
First Union Lehman Brothers Commercial Trust
 Series 1997-C1 Class C
    7.440% due 04/18/07                        950          989
Government National Mortgage
 Association Pools
    8.500% due 2005                             60           63
    6.500% due 2008                            135          137
    6.500% due 2009                            765          773
    6.500% due 2010                            176          177
    7.000% due 2011                            250          256
    9.000% due 2016                          2,056        2,238
    9.500% due 2016                            204          222
    8.000% due 2017                            152          160
    9.000% due 2020                             11           12
   10.500% due 2020                            979        1,101
   10.500% due 2021                            111          125
    6.500% due 2023                            944          937
    6.875% due 2023 (c)                      3,071        3,154
    7.000% due 2023                          3,557        3,598
    7.500% due 2023                          1,394        1,432
    6.875% due 2024 (c)                      3,154        3,244
    7.000% due 2024                          9,015        9,114
    7.500% due 2024                          2,229        2,288
    8.000% due 2025                          3,010        3,120
    7.500% due 2026                          3,204        3,282
    8.000% due 2026                          3,331        3,452
    8.500% due 2026                            830          872
    5.500% due 2027                          9,849        9,909


86 Fixed Income I Fund

Fixed Income I Fund

December 31, 1997

                                         Principal     Market
                                          Amount        Value
                                           (000)        (000)
                                         ---------    ---------
    6.500% due 2027                      $   4,895    $   4,988
    7.500% due 2027                          5,338        5,468
    8.000% due 2027                          1,175        1,218
Government National Mortgage
  Association (b)
    6.500% 30 Year TBA                         270          267
Greenwich Capital Acceptance, Inc.
  Mortgage Pass-thru Certificate
  Series 1993 Class LB-1
    7.430% due 04/25/23 (c)                    738          745
Guaranteed Export Trust
  Series 1996-A
    6.550% due 06/l5/04                        845          864
Housing Securities, Inc.
  Series 1994-2 Class A1
    6.500% due 07/25/09                      1,107        1,102
Lehman Pass-thin Securities, Inc.
  Series 1991-2 Class A-1
    8.000% due 03/20/99                         76           76
Merrill Lynch Mortgage Investors, Inc.
  Series 1995-C2 Class D
    8.190% due 06/15/21 (c)                    717          736
  Series 1996-C2 Class A1
    6.690% due 11/21/28                        573          575
  Series l997-C1 Class A1
    6.950% due 06/18/29 (c)                  1,512        1,547
Mid-St Trust II Class A-3 CMO
    9.350% due 04/01/98                        127          127
Mortgage Capital Funding, Inc.
  Series 1996-MC1 Class A2B
    7.900% due 02/15/06                        950        1,009
Norwest Asset Securities Corp.
 Series 1997-9 Class A5
    7.000% due 06/25/12                      1,128        1,142
 Series 1997-14 Class A4
    6.750% due 10/25/27                      1,344        1,350
PNC Mortgage Securities Corp.
 Series 1994-3 Class A-1
    7.500% due 06/18/10                         94           94
Prudential Home Mortgage Securities Co.
 Series 1992-38 Class A8
    6.950% due 11/25/22                      1,640        1,571
 Series 1993-52 Class A1
    8.450% due 11/25/23 (c)                  2,303        2,368
Residential Accredited Loans, Inc.
 Series 1996-QSl Class A14
    6.900% due 01/25/26                      3,000        3,039
Residential Funding Mortgage Securities
    Series 1997-S4 Class A5
    7.000% due 03/25/12                      1,360        1,377
  Series 1997-S10 Class A-5
    7.000% due 07/25/12                        985        1,003
Residential Funding Mortgage Services I
  Series 1997-S12 Class A13
    6.750% due 08/25/27                      1,200        1,223
Resolution Trust Corp.
  Mortgage Pass-thru Certificate
  Series 1992-C2 Class A-1
    9.000% due 10/25/22                          6            6
  Series 1994-C1 Class C
    8.000% due 06/25/26                      1,200        1,238
  Series 1994-C2 Class D
    8.000% due 04/25/25                        278          284
  Series 1995-C1 Class C
    6.900% due 02/25/27 (c)                    400          399
  Series 1995-C1 Class D
    6.900% due 02/25/27                        900          894
Salomon Brothers Mortgage
  Securities VII, Inc.
 Mortgage Pass-thru Certificate
  Series 1994-16
    8.440% due 11/25/24 (c)                  1,416        1,467
Sears Savings Bank
 Mortgage Pass-thru Certificate
 Series 1992-A Class A
    8.670% due 05/25/32 (c)                    738          735
United States Department of Veteran
  Affairs REMIC
 Series 1992-1 Class 2-E
    7.750% due 03/15/16                        775          801
                                                      ---------
                                                        273,206
                                                      ---------
Non-US Bonds - 0.4%
Great Britain Treasury
    7.250% due 12/07/07              GBP     1,800        3,166
                                                      ---------
                                                          3,166
                                                      ---------
United States Government
Agencies - 4.3%
Federal Home Loan Bank
    6.450% due 03/13/02                    $ 2,625        2,648


                                                          87 Fixed Income I Fund

Fixed Income I Fund

December 31, 1997

                                         Principal     Market
                                          Amount        Value
                                           (000)        (000)
                                         ---------    ---------
Federal National Mortgage
    Association (MTN)
    5.790% due 10/12/99                  $   3,000    $   3,000
    6.100% due 10/06/00                      1,910        1,912
    6.250% due 11/20/02                      1,955        1,958
    6.170% due 12/30/03                      1,755        1,735
    7.780% due 09/29/06                        255          261
    6.940% due 03/19/07                      1,550        1,584
    6.900% due 08/21/07                      3,650        3,728
Government Backed Trust Certificates
 Class 1-C
    9.250% due 11/15/01                      4,542        4,833
 Series 2E
    9.400% due 05/15/02                      1,968        2,090
 Series T-3
    9.625% due 05/15/02 (c)                  2,093        2,222
Resolution Funding Corp.
    8.875% due 07/15/20                      2,275        3,006
    8.625% due 01/15/21                      1,700        2,200
    8.625% due 01/15/30                        240          322
Tennessee Valley Authority
 Series E
    6.250% due 12/15/17                        640          640
    6.750% due 11/01/25                      1,920        2,031
                                                      ---------
                                                         34,170
                                                      ---------
United States Government
Treasuries - 25.8%
United States Treasury Bonds
   10.750% due 05/15/03                      2,835        3,480
   10.750% due 08/15/05                     21,765       28,315
   11.750% due 02/15/10                      2,425        3,244
   12.750% due 11/15/10                      7,575       10,812
   13.875% due 05/l5/ll                      3,365        5,121
   12.000% due 08/15/13                      2,275        3,352
   13.250% due 05/15/14                        365          584
    9.875% due 11/15/15                        915        1,302
    7.250% due 05/l5/16                      1,785        2,033
    7.500% due 11/15/16                      8,905       10,394
    8.875% due 08/15/17                      8,525       11,316
    8.125% due 08/15/19 (f)                  8,745       10,942
    8.125% due 05/l5/21                        105          132
    8.125% due 08/15/21                      6,275        7,915
    8.000% due 11/15/21                      8,685       10,828
    7.250% due 08/l5/22                      1,575        1,819
    7.125% due 02/l5/23                      6,565        7,494
    6.250% due 08/15/23                      1,485        1,530
    7.500% due 11/15/24                      3,500        4,187
    6.000% due 02/15/26                      4,010        4,005
    6.750% due 08/15/26                      6,290        6,925
    6.500% due 11/15/26                      9,000        9,608
United States Treasury Notes
    5.625% due 0l/31/98                      1,200        1,200
    5.375% due 05/31/98                      1,150        1,149
    5.625% due 11/30/98 (f)                  6,445        6,445
    5.875% due 02/28/99                      1,100        1,103
    6.375% due 04/30/99                      3,570        3,602
    6.750% due 06/30/99                      1,000        1,015
    6.375% due 07/15/99                      2,950        2,983
    8.000% due 08/l5/99                        995        1,030
    5.875% due 08/31/99                        145          145
    6.875% due 08/31/99                      2,835        2,888
    5.875% due 11/15/99                        840          843
    7.750% due 11/30/99                        325          337
    7.750% due 01/31/00                        280          291
    5.875% due 02/15/00                        835          838
    7.125% due 02/29/00                      1,420        1,461
    6.875% due 03/31/00                      5,075        5,200
    6.250% due 08/31/00                      2,295        2,326
    5.750% due 10/31/00                      1,115        1,116
    6.250% due 10/31/01                     16,610       16,893
    6.250% due 02/28/02                      3,405        3,467
    6.625% due 04/30/02                      3,165        3,269
    6.500% due 10/15/06                      3,400        3,560
                                                      ---------
                                                        206,499
                                                      ---------
Yankee Bonds - 2.4%
African Development Bank
   9.750% due 12/15/03                         425          500
   6.875% due 10/15/15                         775          802
   8.800% due 09/0l/19                         535          676
Alberta, Province of
   9.250% due 04/01/00                         265          282
Asian Development Bank
   8.000% due 04/30/01                         295          311
   8.500% due 05/02/01                         295          315
   6.250% due 10/24/05                         400          404
CE Electric UK Funding Co.
   6.853% due 12/30/04                       1,200        1,212
Hydro Quebec
 Series GH
   8.250% due 04/15/26                         605          705
International American Development Bank
   7.000% due 06/15/25                       1,770        1,905
   6.950% due 08/01/26                         220          235


88 Fixed Income I Fund

Fixed Income I Fund

December 31, 1997

                                         Principal     Market
                                          Amount        Value
                                           (000)        (000)
                                         ---------    ---------
International Bank for Reconstruction &
   Development
    8.625% due 10/15/16                   $    350    $     440
Manitoba, Province of
  Series CD
    9.250% due 04/0l/20                        335          443
Metropolitano de Lisboa
    7.420% due 10/15/16                      1,000        1,070
National Westminster Bank PLC
    7.750% due 04/29/49 (g)                  1,050        1,131
New Brunswick, Province of
    7.125% due 10/01/02                        500          521
    9.750% due 05/15/20                        320          441
Newfoundland, Province of
   10.000% due 12/01/20                        150          205
Noranda Forest, Inc.
    6.875% due 11/15/05                        350          354
Nova Scotia, Province of
    9.125% due 05/01/21                        685          877
Quebec, Province of
    7.125% due 02/09/24                        770          793
Saskatchewan, Province of
    6.625% due 07/15/03                        100          102
    8.000% due 07/15/04                      1,290        1,408
Societe Generale
    7.850% due 04/29/49 (g)                  1,825        1,978
Svenska Handelsbanken
    7.125% due 03/29/49 (g)                  1,000        1,032
Wharf International Finance, Ltd.
    7.625% due 03/13/07                      1,050          979
                                                       --------
                                                         19,121
                                                       --------
Total Long-Term Investments
(cost $737,011)                                         758,647
                                                       --------
                                          Number        Market
                                            of           Value
                                         Contracts       (000)
                                         ---------     --------
Options Purchased - 0.0%
United States Treasury Bond (e)
 Feb 100.72 Put                                 25*    $     20
 Mar 100.l6 Call                                31*          22
United States Treasury Notes
 Mar 104.22 Call (e)                            37*          22
                                                       --------
Total Options Purchased
 (cost $117)                                                 64
                                                       --------

                                           Number
                                             of
                                           Shares
                                         ---------
Preferred Stocks - 0.5%
Banco Bilbao Vizcaya International - ADR    10,000          281
Credit Lyonnais Capital                    100,000        2,600
TIG Holdings, Inc.                           7,500          798
                                                       --------
Total Preferred Stocks
 (cost $3,774)                                            3,679
                                                       --------
                                         Principal
                                           Amount
                                           (000)
                                         ---------
Short-Term Investments - 10.9%
Frank Russell Investment Company
 Money Market Fund, due on demand (a)    $  80,905       80,905
International Bank for
 Reconstruction & Development
   5.500% due 01/21/98 (a)                   3,250        3,240
Merrill Lynch & Co., Inc.
   5.550% due 0l/12/98 (a)                   1,000          998
Norfolk Southern Corp.
   5.750% due 01/26/98 (a)                     500          498
Sigma Finance Corp.
   5.550% due 01/26/98 (a)                   1,000          997
                                                       --------
Total Short-Term Investments
(cost $86,638)                                           86,638
                                                       --------

                                                          Fixed Income I Fund 89

Fixed Income I Fund

December 31, 1997

                                                        Market
                                                        Value
                                                        (000)
                                                      ---------
Total Investments
(identified cost $827,540)(d) - 106.4%                $ 849,028
Other Assets and Liabilities,
Net, Including Options Written - (6.4%)                 (50,776)
                                                      ---------
Net Assets - 100.0%                                   $ 798,252
                                                      =========


(a)  At cost, which approximates market.
(b)  Forward commitment. See Note 2.
(c)  Adjustable or floating rate securities.
(d)  See Note 2 for federal income tax information.
(e)  Nonincome-producing security.
(f) Held as collateral by the custodian in connection with options written by the Fund.
*    Each contract represents $100,000 notional value.

Abbreviations:
ADR - American Depositary Receipt
CMO - Collateralized Mortgage Obligation
LLC - Limited Liability Corporation
LP - Limited Partnership
MTN - Medium Term Note
PLC - Public Limited Company
REMIC - Real Estate Mortgage Investment Conduit
TBA - To Be Announced Security

Foreign Currency Abbreviations:
CAD - Canadian dollar
GBP - British pound

                                            Number       Market
                                             of          Value
                                          Contracts      (000)
                                          ---------     --------
Options Written
(Notes 2 and 3)

United States Treasury Bonds
 Jul 112.19 Call                                22    $       5
 Nov 109.00 Call                                25           11
 Feb 101.95 Put                                 47           28
 Mar 98.68 Put                                  31            7
 Jul 97.22 Put                                  22            2
 Nov 95.27 Put                                  25            7
United States Treasury Notes
 Mar 106.22 Call                                37            7
                                                      ---------
Total Liability for Options Written
  (premiums received $136)(S)                         $      67
                                                      =========


(S)   At December 31, 1997, United States Government Securities valued at
      $9,573 were held as collateral by the custodian in connection with options written by the Fund.

Forward Foreign Currency Exchange Contracts
(Note 2)

                                                        Unrealized
   Contracts to      In Exchange                       Appreciation
     Deliver             For          Settlement      (Depreciation)
      (000)             (000)            Date             (000)
   ------------      -----------      ----------      --------------
   USD       31      CAD      41      03/10/98        $           (2)
   CAD       41      USD      29      03/10/98                    --
                                                      --------------
                                                      $           (2)
                                                      ==============

        The accompanying notes are an integral part of the financial statements.

90  Fixed Income I Fund

Fixed Income I Fund

Statement of Assets and Liabilities

December 31, 1997

                                                                                                              Amounts in
                                                                                                           thousands (except
                                                                                                           per share amount)
                                                                                                         ---------------------
Assets
Investments at market (identified cost $827,540)(Note 2)..............................................   $            849,028
Cash..................................................................................................                    984
Forward foreign currency exchange contracts (cost $60)(Note 2)........................................                     58
Receivables:
    Dividends and interest............................................................................                  9,285
    Investments sold (regular settlement).............................................................                  1,913
    Investments sold (delayed settlement)(Note 2).....................................................                 27,136
    Fund shares sold..................................................................................                  8,373
                                                                                                         --------------------
       Total Assets...................................................................................                896,777

Liabilities
Payables:
    Investments purchased (regular settlement)..................................   $           10,398
    Investments purchased (delayed settlement)(Note 2)..........................               86,642
    Fund shares redeemed........................................................                  947
    Accrued fees to affiliates (Note 4).........................................                  254
    Other accrued expenses......................................................                  158
    Forward foreign currency exchange contracts (cost $60)(Note 2)..............                   59
Options written, at market value (premiums received $136)(Notes 2 and 3)........                   67
                                                                                   ------------------
       Total Liabilities..............................................................................                 98,525
                                                                                                         --------------------
Net Assets............................................................................................   $            798,252
                                                                                                         ====================
Net Assets consist of:
Undistributed net investment income...................................................................   $              1,141
Accumulated net realized gain (loss)..................................................................                 (8,458)
Unrealized appreciation (depreciation) on:
  Investments.........................................................................................                 21,488
  Options written.....................................................................................                     69
  Foreign currency-related transactions...............................................................                      7
Shares of beneficial interest.........................................................................                    371
Additional paid-in capital............................................................................                783,634
                                                                                                         --------------------
Net Assets............................................................................................   $            798,252
                                                                                                         ====================
Net Asset Value, offering and redemption price per share:
   ($798,252,421 divided by 37,104,289 shares of $.01 par value
    shares of beneficial interest outstanding)........................................................   $              21.51
                                                                                                         ====================


        The accompanying notes are an integral part of the financial statements.

                                                         Fixed Income I Fund  91

Fixed Income I Fund

Statement of Operations

For the Year Ended December 31, 1997

                                                                                                            Amounts in thousands
                                                                                                            --------------------
Investment Income:

    Interest...........................................................................................    $             46,097
    Dividends from Money Market Fund (Note 5)..........................................................                   3,587
    Dividends..........................................................................................                     637
                                                                                                           --------------------
       Total Investment Income.........................................................................                  50,321

Expenses (Notes 2 and 4):
    Management fees...............................................................   $            2,149
    Custodian fees................................................................                  439
    Transfer agent fees...........................................................                  264
    Bookkeeping service fees......................................................                   34
    Professional fees.............................................................                   29
    Registration fees.............................................................                   65
    Trustees' fees................................................................                    5
    Miscellaneous.................................................................                   61
                                                                                     ------------------
       Total Expenses..................................................................................                   3,046
                                                                                                           --------------------
Net investment income..................................................................................                  47,275
                                                                                                           --------------------

Realized and Unrealized
    Gain (Loss) on Investments (Notes 2 and 3)
Net realized gain (loss) from:
    Investments...................................................................                5,008
    Options written...............................................................                   22
    Foreign currency-related transactions.........................................                  105                   5,135
                                                                                     ------------------
Net change in unrealized appreciation or depreciation of:
    Investments...................................................................               14,091
    Options written...............................................................                   69
    Foreign currency-related transactions.........................................                  (56)                 14,104
                                                                                     ------------------    --------------------
Net gain (loss) on investments.........................................................................                  19,239
                                                                                                           --------------------
Net increase (decrease) in net assets resulting from operations........................................    $             66,514
                                                                                                           ====================

        The accompanying notes are an integral part of the financial statements.

92  Fixed Income I Fund

Fixed Income I Fund

Statements of Changes in Net Assets

For the Years Ended December 31,

                                                                                                     Amounts in thousands
                                                                                                    1997                1996
                                                                                             ------------------   -----------------
Increase (Decrease) in Net Assets
From Operations:
    Net investment income...............................................................     $           47,275   $          43,329
    Net realized gain (loss)............................................................                  5,135                 244
    Net change in unrealized appreciation or depreciation...............................                 14,104             (19,436)
                                                                                             ------------------   -----------------
       Net increase (decrease) in net assets resulting from operations..................                 66,514              24,137
                                                                                             ------------------   -----------------
From Distributions to Shareholders:
    Net investment income...............................................................                (47,931)            (42,773)
                                                                                             ------------------   -----------------
From Fund Share Transactions:
    Net increase (decrease) in net assets from Fund share transactions (Note 6).........                116,770              43,218
                                                                                             ------------------   -----------------
Total Net Increase (Decrease) in Net Assets.............................................                135,353              24,582

Net Assets
    Beginning of period.................................................................                662,899             638,317
                                                                                             ------------------   -----------------
    End of period (including undistributed net investment income of
     $1,141 and $1,343, respectively)...................................................     $          798,252   $         662,899
                                                                                             ==================   =================

        The accompanying notes are an integral part of the financial statements.

                                                          Fixed Income I Fund 93

Fixed Income I Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each year or period and other performance information derived from the financial statements.


                                                                                    1997      1996       1995      1994      1993
                                                                                  -------   -------    -------   -------  --------
Net Asset Value, Beginning of Period.........................................     $ 20.99   $ 21.59    $ 19.59   $ 21.74   $ 21.61
                                                                                  -------   -------    -------   -------   -------
Income From Investment Operations:
     Net investment income...................................................        1.37      1.38       1.42      1.46      1.50
     Net realized and unrealized gain (loss) on investments..................         .54      (.62)      2.02     (2.06)      .72
                                                                                  -------   -------    -------   -------   -------
       Total Income From Investment Operations...............................        1.91       .76       3.44      (.60)     2.22
                                                                                  -------   -------    -------   -------   -------
Less Distributions:
    Net investment income....................................................       (1.39)    (1.36)     (1.44)    (1.44)    (1.50)
    In excess of net investment income.......................................          --        --         --        --      (.01)
    Net realized gain on investments.........................................          --        --         --        --      (.58)
    In excess of net realized gain on investments............................          --        --         --      (.11)       --
                                                                                  -------   -------    -------   -------   -------
       Total Distributions...................................................       (1.39)    (1.36)     (1.44)    (1.55)    (2.09)
                                                                                  -------   -------    -------   -------   -------
Net Asset Value, End of Period...............................................     $ 21.51   $ 20.99    $ 21.59   $ 19.59   $ 21.74
                                                                                  =======   =======    =======   =======   =======
Total Return (%)(a)..........................................................        9.42      3.75      18.03     (2.97)    10.46
Ratios/Supplemental Data:
    Net Assets, end of period ($000 omitted).................................     798,252   662,899    638,317   496,038   533,696
    Ratios to average net assets (%)(a):
       Operating expenses....................................................         .42       .42        .35       .10       .09
       Net investment income.................................................        6.54      6.57       6.82      7.06      6.71
    Portfolio turnover rate (%)..............................................      165.81    147.31     138.05    173.97    173.27

(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. See
    Note 4.





94 Fixed Income I Fund

Fixed Income II Fund

Portfolio Management Discussion

December 31, 1997 (Unaudited)


Objective: To preserve capital and generate current income consistent with the preservation of capital.

Invests in: Fixed-income securities with low-volatility characteristics.

Strategy: The Fund uses a multi-style, multi-manager strategy intended to achieve higher returns with moderate risk relative to other short-term bond investments. The Fund employed the investment management services of three managers using three approaches to investment in short-term fixed income securities.

Growth of a $10,000 Investment

                      [LINE GRAPH APPEARS HERE]

  Years            Fixed II+           ML 1-2.99**         Lipper Short 1-5 Yr++
  -----            ---------           -----------         ---------------------
      *            $10,000             $10,000                        $10,000
   1988            $10,820             $10,622                        $10,687
   1989            $12,009             $11,777                        $11,768
   1990            $13,175             $12,922                        $12,719
   1991            $14,796             $14,431                        $14,231
   1992            $15,202             $15,341                        $15,042
   1993            $16,264             $16,171                        $15,968
   1994            $16,397             $16,263                        $15,910
   1995            $18,028             $18,052                        $17,620
   1996            $18,886             $18,950                        $18,405
   1997            $20,023             $20,212                        $19,529

Fixed Income II Fund

  Periods Ended       Growth of            Total
    12/31/97           $10,000             Return
---------------    ----------------     ------------
1 Year                $ 10,602             6.02%
5 Years               $ 13,171             5.66%(S)
10 Years              $ 20,023             7.19%(S)

Merrill Lynch 1-2.99 Years Treasury Index

  Periods Ended        Growth of              Total
    12/31/97           $10,000               Return
-----------------   ---------------        -------------
 1 Year               $ 10,666                6.66%
 5 Years              $ 13,175                5.67%(S)
 10 Years             $ 20,212                7.29%(S)

Lipper(C) Short Investment Grade Debt Funds Average

  Periods Ended           Growth of              Total
    12/31/97               $10,000               Return
----------------       ---------------        -------------
 1 Year                   $ 10,611                6.11%
 5 Years                  $ 12,983                5.36%(S)
 10 Years                 $ 19,529                6.92%(S)

*   Assumes initial investment on January 1, 1988

** Merrill Lynch 1-2.99 Years Treasury Index is an index composed of approximately 160 issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year, and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods.

+ Prior to April 1, 1995, fund performance results are reported gross of investment management fees. For the period following April 1, 1995, fund performance results are reported net of investment management fees but gross of any investment services fees. Information concerning these fees can be obtained from the fund's managers upon request.

++ Lipper(C) Short (1-5 Yr.) Investment Grade Debt Funds Average is the average total return for the universe of funds within the Short Investment Grade Debt Funds investment objective. The total return for the funds reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates. This type of fund which invests at least 65% of assets in investment grade debt issues (rated in top four grades) with average maturities of five years or less.

(S) Annualized.


96 Fixed Income II Fund

Fixed Income II Fund
Portfolio Management Discussion

December 31, 1997 (Unaudited)



Performance Review

For the year ended December 31, 1997, the Fixed Income II Fund reflected a total return of 6.0%, as compared to the Merrill Lynch 1-2.99 Years Treasury Index which rose 6.7%. The Fund modestly underperformed the Index as the managers in the Fund maintained conservative duration positions throughout most of the year due to concerns over Fed intervention. Weak returns from corporate bonds late in the year, as the market's flight to defensive sectors favored treasuries, also contributed to the Fund's modest underperformance.

Portfolio Highlights

Indications of the US economy's ability to sustain strong growth without inflation benefited bonds increasingly throughout 1997. However, two factors diminished the attractiveness of short-term bonds for much of the year. The first proved to be the Federal Reserve Board which threatened to increase rates during much of the year, but acted only once, late in the first quarter, when it increased the Fed Funds rate 1/4%. The second threat was directly attributable to the problems facing Asian economies during the last four months of the year. As major holders of short-term US treasuries, it was feared that Korean and Japanese investors would be forced to redeem their investments to support weakened businesses in their own countries. Although some withdrawals appeared to occur late in the year, fears of massive selling of T-bills were not realized.

The Fund was impacted by these factors in several ways. The Fed's inflammatory comments about the economy's strength and inflation risk kept the Fund's investment managers conservatively positioned in terms of portfolio duration during the first half of the year. The market's flight to quality sectors of the market in reaction to Asia's problems later in the year favored US treasuries. Other sectors were negatively impacted, particularly where credit weakness was perceived. Lower quality corporate issues lagged as yield spreads widened. Credit-sensitive asset- and mortgage-backed securities holdings were also underperformers in the fourth quarter. The Fund was able to offset some of these influences. The bond managers captured some value by extending portfolio duration in the third quarter as economic fundamentals stabilized and the Fed became less of a factor.


Top Ten Issuers
(as a percent of Total Investments)                December 31, 1997

United States Treasury                                    15.9%
World Omni Automobile Lease                                3.3
Barnett Auto Trust                                         3.3
Sears Credit Account Master Trust                          3.1
Olympic Automobile Receivables Trust                       2.5
General Electric Capital Corporation                       2.4
Associates Corp. North America                             2.4
Sears Roebuck Acceptance                                   2.4
First Chicago Master Trust                                 2.2
PNC Student Loan Trust                                     2.2


Portfolio Characteristics
                                                    December 31, 1997

Weighted Average Quality Diversification                   AA1
Weighted Average Years-to-Maturity                         2.7 Years
Weighted Average Duration                                  1.6 Years
Current Yield (SEC 30-day standardized)                    5.6%
Number of Issues                                           157
Number of Issuers                                          118


Money Managers                                           Styles


BlackRock Financial Management                Mortgage/Asset-Backed
                                                   Specialist
STW Fixed Income Management, Inc.             Sector Rotation Core
Standish, Ayer & Wood, Inc.                   Corporate Specialist

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                         Fixed Income II Fund 97

Fixed Income II Fund

Statement of Net Assets

December 31, 1997

                                          Principal     Market
                                           Amount       Value
                                           (000)        (000)
                                         ----------   ---------
Long-Term Investments - 92.1%
Asset-Backed Securities - 35.6%
Advanta Home Equity Loan Trust
 Series 1994-1 Class A-2
    6.300% due 07/25/25                  $       39   $      38
AFC Home Equity Loan Trust
 Series 1993-2 Class A
    6.000% due 0l/20/13                         386         379
AFC Mortgage Loan Trust
 Series 1996-3 Class 1A2
    7.220% due 12/25/27                         350         350
Associates Manufactured Housing
 Pass-thru Certificate
 Series 1996-1 Class A3
    7.000% due 03/15/27                         850         862
Banc One Auto Grantor Trust
 Series 1997 -A Class A
    6.270% due 11/20/03                       3,703       3,712
Barnett Auto Trust
 Series 1997-A Class A3
    6.030% due 11/15/01                       7,500       7,495
Chase Credit Card Master Trust
 Series 1997-2 Class A
    6.300% due 04/15/03                       4,479       4,514
Chase Manhattan Grantor Trust
 Series 1996-B Class A
    6.610% due 09/15/02                       1,204       1,211
Chevy Chase Auto Receivables Trust
 Series 1996-2 Class A
    5.900% due 07/15/03                         970         967
 Series 1997-2 Class A
    6.350% due 01/15/04                         842         845
 Series 1997-3 Class A
    6.200% due 03/20/04 (c)                     653         654
Contimortgage Home Equity Loan Trust
 Pass-thru Certificate
 Series 1997-4 Class A2
    6.270% due 02/15/12                         500         499
EQCC Home Equity Loan Trust
 Series 1993-4 Class A
    5.725% due 12/15/08                          40          40
 Series 1994-1 Class A
    5.800% due 03/15/09                         316         313
Equivantage Home Equity Loan Trust
 Series 1996-1 Class A
    6.550% due 10/25/25                         729         732
First Chicago Master Trust II
 Credit Card Certificates
 Series 1994-L
    7.150% due 04/15/0l                       4,500       4,580
First Omni Credit Card Master Trust
 Series 1996-A Class A
    6.650% due 09/15/03                         930         945
First Security Auto Grantor Trust
 Series 1997-A Class A
    6.300% due 08/15/03                         998       1,000
Ford Credit Auto Lease Trust
 Series 1996-1 Class A2
    5.800% due 05/15/99                       1,168       1,167
Green Tree Financial Corp.
  Series 1996-6 Class A4
    7.050% due 09/15/27                         500         507
  Series 1997-3 Class A2
    6.490% due 07/15/28                         750         752
Green Tree Securitized Net Interest Margin
 Trust
 Series 1994-A Class A
    6.900% due 02/15/04                         528         533
 Series 1995-A Class A
    7.250% due 07/15/05                         413         414
Honda Auto Receivables Grantor Trust
 Series 1995-A Class A
    6.200% due 12/15/00                         346         346
 Series 1997-B Class A
    5.950% due 05/15/03                       1,200       1,198
IMC Home Equity Loan Trust
 Series 1997-5 Class Al
    6.5 10% due 02/20/06 (c)                    765         765
Nationsbank Auto Owner Trust
 Series 1996-A Class A3
    6.375% due 07/15/00                       2,750       2,756
Nationsbank Credit Card Master Trust
 Series 1995-1 Class A
    6.450% due 04/15/03                       3,850       3,887
Newcourt Receivables Asset Trust
 Series 1996-2 Class A
    6.870% due 06/20/04                         208         212
Nissan Auto Receivables Grantor Trust
 Series 1997-1 Class A
    6.150% due 02/17/03                         372         373
Olympic Automobile Receivables
 Series 1996-B Class A4
    6.700% due 03/15/02                       1,000       1,009
 Series 1996-D Class CTFS
    6.125% due 11/15/04                       3,759       3,749
 Series 1997-A Class A2
    6.125% due 0l/01/99                         902         903
PNC Student Loan Trust I
 Series 1997-2 Class A3
    6.314% due 0l/25/01                       5,000       5,041


98 Fixed Income II Fund

Fixed Income II Fund

December 31, 1997


                                          Principal     Market
                                           Amount       Value
                                           (000)        (000)
                                         ----------   ---------
Premier Auto Trust
 Series 1997-3 Class A4
    6.200% due 0l/06/01                  $    5,000   $   5,011
Remodelers Home Improvement Loan
 Series 1995-3 Class A2
    6.800% due 12/20/07                         558         558
Sears Credit Account Master Trust II
 Series 1995-3 Class A
    7.000% due 10/15/04                         900         919
 Series 1995-4 Class A
    6.250% due 01/15/03                       4,000       4,004
 Series 1996-2 Class A
    6.500% due 10/15/03                       1,500       1,510
 Series 1997-1 Class A
    6.200% due 07/16/07                         500         500
SMS Student Loan Trust
 Series 1997-A Class A
    6.030% due 10/27/25 (c)                     500         505
SPNB Home Equity Loan
 Series 1991-1 Class B
    8.150% due 06/15/20                         336         340
Student Loan Marketing Association
 Series 1997-3 Class CTFS
    6.259% due 08/25/12 (c)                     500         494
The Money Store Home Equity Loan Trust
 Series 1993-D Class Al
    5.675% due 12/15/08                         389         383
 Series 1996-B Class A3
    6.820% due 03/15/10                         124         125
TLFC IV Equipment Lease Trust
 Series 1996-1 Class A
    5.980% due 11/20/02                         361         360
TMS Small Business Administration Loan Trust
 Series 1997-1 Class A
    6.240% due 01/15/25 (c)                     995         993
 Series 1997-1 Class B
    6.719% due 01/15/25 (c)                     497         495
UCFC Home Equity Loan Trust
 Series 1996-Dl Class A3
    6.541% due 11/15/13                         675         677
WFS Financial Owner Trust
 Series 1996-D Class A3
    6.050% due 07/20/01 (c)                   4,500       4,508
World Omni Automobile Lease
 Securitization Trust
 Series 1996-B Class A3
    6.250% due 11/15/02                       1,098       1,099
 Series 1996-B Class B
    6.850% due 11/15/02 (c)                     350         352
World Omni Automobile Lease
 Securitization Trust
 Series 1997-A Class A2
    6.750% due 06/25/03 (c)                   5,500       5,549
 Series 1997-A Class A4
    6.900% due 06/25/03                         500         508
                                                      ---------

                                                         81,638
                                                      ---------

Corporate Bonds and Notes - 25.0%
Ahmanson (H.F.)
    9.875% due 11/15/99                         875         930
Aristar Inc.
    6.125% due 12/01/00                         725         722
Associates Corp North America
    6.375% due 08/15/00                       5,500       5,531
Banponce Corp. (MTN)
 Series 2
    5.750% due 03/01/99                       2,075       2,063
Bear Stearns Co., Inc.
    7.625% due 09/15/99                       1,125       1,151
Chase Manhattan Corp.
   10.125% due 11/01/00                         259         285
Chrysler Financial Corp. Series P (MTN)
    6.230% due 07/17/98                         500         501
CIT Group Holdings, Inc. (MTN)
    6.125% due 12/15/00                       5,000       4,987
Cox Enterprises, Inc.
    6.250% due 08/26/99                       1,400       1,400
Crescent Real Estate Equities
    6.625% due 09/15/02                         750         749
Enterprise Rent-A-Car USA Finance Co. (MTN)
    7.875% due 03/15/98                       1,100       1,104
ERP Operating, L.P.
    8.500% due 05/15/99                       1,050       1,079
Finova Capital Corp.
    6.450% due 06/01/00                         400         401
First Chicago Corp.
    9.000% due 06/15/99                         500         519
First Union Corp.
    6.750% due 01/15/98                         750         750
    6.600% due 06/15/00                       1,000       1,008
Franchise Finance Corp.
    7.000% due 11/30/00                       1,000       1,010
General Electric Capital Corporation (MTN)
    6.120% due 08/15/00                       5,500       5,545
General Motors Acceptance Corp.
    7.012% due 04/01/20 (c)                     988         999


                                                         Fixed Income II Fund 99

Fixed Income II Fund

December 31, 1997

                                          Principal     Market
                                           Amount       Value
                                           (000)        (000)
                                         ----------   ---------
General Motors Acceptance Corp. (MTN)
    7.500% due 07/22/99                  $      925   $     944
    7.465% due 07/25/19                       1,438       1,448
Heller Financial, Inc. (MTN)
    5.928% due 03/01/99 (c)                   1,000       1,003
Hertz Corp.
    6.500% due 04/01/00                         450         453
Homeside Lending, Inc. (MTN)
    6.875% due 06/30/02                       2,000       2,037
ITT Corp.
    6.250% due 11/15/00                       1,075       1,057
JC Penney & Co., Inc. (MTN)
    6.375% due 09/15/00                       1,125       1,134
Lehman Brothers Holdings, Inc. (MTN)
 Series E
    7.110% due 09/27/99                       1,500       1,524
 Series IBC
    7.000% due 05/13/99                         800         810
MBNA Corp. (MTN)
 Series B
    6.500% due 09/15/00                       1,000       1,010
Merrill Lynch & Co., Inc. (MTN)
    7.260% due 03/25/02 (c)                   1,425       1,457
Midlantic Corp.
    9.250% due 09/01/99                         375         392
Occidental Petroleum Corp. (MTN)
    5.950% due 11/09/98                         950         948
Salomon, Inc.
    7.750% due 05/15/00                       1,000       1,032
    6.700% due 07/05/00                         500         505
Salomon, Inc. (MTN)
    5.718% due 04/05/99(c)                    1,100       1,100
Sears Roebuck Acceptance (MTN)
    6.160% due 09/20/00                       5,500       5,501
Sovereign Bancorp, Inc. (Regd)
    6.750% due 07/01/00                         750         755
Taubman Realty Group, L.P.
    8.000% due 06/15/99                         250         256
USF&G Corp.
    7.000% due 05/15/98                       1,975       1,982
Wellsford Residential Property Trust (MTN)
    6.195% due 11/24/99 (c)                   1,300       1,302
                                                      ---------
                                                         57,384
                                                      ---------
Eurodollar Bonds - 2.3%
ALPS Pass-thru Trust
 Series 1994-1 Class A2
    7.150% due 09/15/04 (c)                     280         281
Chase Manhattan Corp.
    6.062% due 12/05/09 (c)                     200         195
Export-Import Bank of Korea
    7.125% due 09/20/01                         300         249
Procter & Gamble
    9.625% due 0l/14/01                       3,020       3,271
Videotron Holdings PLC Step Up Bond
   Zero Coupon due 07/01/04                   1,375       1,310
                                                      ---------
                                                          5,306
                                                      ---------
Mortgage-Backed Securities - 11.6%
Bear Stearns Mortgage Securities, Inc.
 Series 1996-6 Class A2
    7.000% due 11/25/27                         925         923
BKD Commercial Mortgage Trust
 Series 1997-Cl Class B
    7.218% due 04/25/00 (c)                     850         851
Citicorp Mortgage Securities, Inc.
 REMIC Series 1997-5 Class A1
    6.500% due 11/25/27                         650         652
CMC Securities Corp. II
 Series 1993-2G Class A1
    7.194% due 11/25/23 (c)                     885         898
Countrywide Home Loans
 Series 1997-6 Class A1
    6.750% due 11/25/27                         675         679
Federal Home Loan Mortgage Corp. Groups
 Participation Certificate
    7.500% due 2000                             657         663
    7.500% due 2002                             150         152
    9.000% due 2005                             192         200
    7.375% due 2006 (c)                         174         179
    6.250% due 2007                             101         100
    7.500% due 2007                             276         281
    8.500% due 2017                             622         648
Federal Home Loan Mortgage Corp.
 Series 1714 Class E
    6.250% due 09/15/18                         650         651
Federal National Mortgage
 Association Pools
    8.500% due 2001                             450         469
    7.000% due 2004                             833         844
    8.500% due 2008                             115         118
    7.500% due 2009                             593         607
    8.000% due 2009                             896         932
    8.500% due 2010                             790         824


100 Fixed Income II Fund

Fixed Income II Fund

December 31, 1997

                                          Principal     Market
                                           Amount       Value
                                           (000)        (000)
                                         ----------   ---------
Federal National Mortgage Association
 Grantor Trust
 REMIC Series 1996-T6 Class C
    6.200% due 02/26/01                  $    1,332   $   1,324
GE Capital Mortgage Services, Inc.
 REMIC Series 1997-9 Class 1A2
    6.750% due 10/25/27                       1,125       1,131
Government National Mortgage
 Association Pools
    9.500% due 2025                             567         615
    7.250% due 2026                           1,328       1,359
Merrill Lynch Credit Corp. Mortgage
 Investors Inc.
 Series 1996-B Class A
    6.150% due 07/15/21 (c)                     789         806
Prudential Home Mortgage Securities
 Series 1994-19 Class A2
    7.050% due 05/25/24                         636         640
Residential Accredited Loans, Inc.
 Series 1997-QS7 Class Al
    7.500% due 07/25/27                         505         510
Residential Asset Securitization Trust
 Mortgage Pass-thru Certificates
 Series 1996-A8 Class Al
    8.000% due 12/25/26                         594         601
 Series 1997-A1 Class A
    7.000% due 03/25/27                         665         667
 Series 1997-A5 Class A3
    7.125% due 07/25/27                       1,277       1,284
 Series 1997-A9 Class Al
    7.250% due 11/25/27                       1,226       1,236
Residential Funding Mortgage Securities I
 Series 1997-S12 Class Al0
    6.700% due 08/25/27                       1,500       1,510
Resolution Trust Corp.
 Mortgage Pass-thru Certificates
 Series 1992-M3 Class Al
    7.750% due 07/25/30                          66          66
 Series 1994-Cl Class D
    8.000% due 06/25/26 (c)                     876         892
 Series 1995-2 Class Cl
    7.450% due 05/25/29 (c)                     238         240
SASCO LLC
 Series 1997-N1 Class D
    6.217% due 09/25/28 (c)                     800         800
Sequoia Mortgage Trust
 Series 1 Class Al
    6.028% due 07/04/27(c)                    1,197       1,197
Wilshire Funding Corporation
 Series 1997-WFC1 Class Al
    7.250% due 08/25/27                       1,024       1,035
                                                      ---------
                                                         26,584
                                                      ---------
Municipal Bonds - 0.4%
Philadelphia, Pennsylvania Authority for
 Industrial Development Class A
    6.480% due 06/15/04                         861         883
                                                      ---------

                                                            883
                                                      ---------
United States Government
Treasuries - 15.7%
United States Treasury Notes
    5.625% due 11/30/98                         700         700
    5.750% due 09/30/99                       1,250       1,252
    5.875% due 11/15/99                         100         100
    5.875% due 02/15/00                      16,000      16,063
    6.875% due 03/31/00                         175         179
    5.625% due 11/30/00                         850         848
    6.375% due 03/31/0l                         480         489
    6.250% due 06/30/02                       3,070       3,131
    3.625% due 07/15/02                      11,545      11,487
    5.750% due 11/30/02                         340         340
    5.750% due 08/15/03                       1,500       1,502
                                                      ---------

                                                         36,091
                                                      ---------
Yankee Bonds - 1.5%
Household International
    5.250% due 10/15/98                       1,150       1,144
Ontario, Province of
   ll.500% due 03/10/13                         760         800
Quebec, Province of
   13.250% due 09/15/14                         450         520
Westpac Banking, Ltd.
    7.875% due 10/15/02                       1,000       1,060
                                                      ---------
                                                          3,524
                                                      ---------
Total Long-Term Investments
(cost $211,058)                                         211,410
                                                      ---------


                                                        Fixed Income II Fund 101

Fixed Income II Fund

December 31, 1997

                                          Principal     Market
                                           Amount       Value
                                           (000)        (000)
                                         ----------   ---------
Short-Term Investments - 6.7%
Chrysler Financial Corp. (MTN)
 Series P
   6.250% due 06/29/98                   $    1,300   $   1,302
Frank Russell Investment Company
 Money Market Fund, due on demand (a)        13,320      13,320
Hertz Corp.
   9.500% due 05/15/98                          675         684
                                                      ---------
Total Short-Term Investments
 (cost $15,348)                                          15,306
                                                      ---------
Total Investments
(identified cost $226,406)(b) - 98.8%                   226,716
Other Assets and Liabilities,
Net - 1.2%                                                2,754
                                                      ---------
Net Assets - 100.0%                                   $ 229,470
                                                      =========


(a) At cost, which approximates market.
(b) See Note 2 for federal income tax information.
(c) Adjustable or floating rate security.

Abbreviations:
LLC - Limited Liability Corporation
L.P. - Limited Partnership
MTN - Medium Term Note
PLC - Public Limited Company
REMIC - Real Estate Mortgage Investment Conduit

        The accompanying notes are an integral part of the financial statements.

102 Fixed Income II Fund

Fixed Income II Fund

Statement of Assets and Liabilities

December 31, 1997

                                                                                                                    Amounts in
                                                                                                                 thousands (except
                                                                                                                 per share amount)
                                                                                                               --------------------
Assets
Investments at market (identified cost $226,406)(Note 2)....................................................   $            226,716
Receivables:
    Dividends and interest..................................................................................                  2,368
    Investments sold........................................................................................                    376
    Fund shares sold........................................................................................                    974
                                                                                                               --------------------
       Total Assets.........................................................................................                230,434

Liabilities
Payables:
    Fund shares redeemed.............................................................    $              795
    Accrued fees to affiliates (Note 4)..............................................                   123
    Other accrued expenses...........................................................                    46
                                                                                         ------------------
       Total Liabilities....................................................................................                    964
                                                                                                               --------------------
Net Assets..................................................................................................   $            229,470
                                                                                                               ====================
Net Assets consist of:
Undistributed net investment income.........................................................................   $                609
Accumulated net realized gain (loss)........................................................................                 (7,705)

Unrealized appreciation (depreciation) on investments.......................................................                    310
Shares of beneficial interest...............................................................................                    125
Additional paid-in capital..................................................................................                236,131
                                                                                                               --------------------
Net Assets..................................................................................................   $            229,470
                                                                                                               ====================
Net Asset Value, offering and redemption price per share:
    ($229,469,933 divided by 12,506,712 shares of $.01 par value
    shares of beneficial interest outstanding)..............................................................   $              18.35
                                                                                                               ====================

        The accompanying notes are an integral part of the financial statements.

                                                        Fixed Income II Fund 103

Fixed Income II Fund

Statement of Operations

For the Year Ended December 31, 1997

                                                                                                               Amounts in thousands
                                                                                                               --------------------
Investment Income:
  Interest..................................................................................................   $             14,201
  Dividends from Money Market Fund (Note 5).................................................................                    889
                                                                                                               --------------------
       Total Investment Income..............................................................................                 15,090

Expenses (Notes 2 and 4):
  Management fees.....................................................................   $            1,185
  Custodian fees......................................................................                  142
  Transfer agent fees.................................................................                  144
  Bookkeeping service fees............................................................                   15
  Professional fees...................................................................                   17
  Registration fees...................................................................                   31
  Trustees' fees......................................................................                    4
  Miscellaneous.......................................................................                   25
                                                                                         ------------------
       Total Expenses.......................................................................................                  1,563
                                                                                                               --------------------
Net investment income.......................................................................................                 13,527
                                                                                                               --------------------
Realized and Unrealized
  Gain (Loss) on Investments (Notes 2 and 3)
Net realized gain (loss) from investments...................................................................                   (118)
Net change in unrealized appreciation or depreciation of investments........................................                    487
                                                                                                               --------------------
Net gain (loss) on investments..............................................................................                    369
                                                                                                               --------------------
Net increase (decrease) in net assets resulting from operations.............................................   $             13,896
                                                                                                               ====================

        The accompanying notes are an integral part of the financial statements.

104 Fixed Income II Fund

Fixed Income II Fund

Statements of changes in Net Assets

For the Years Ended December 31,


                                                                                              Amounts in thousands
                                                                                             1997              1996
                                                                                       ---------------    --------------
Increase (Decrease) in Net Assets
From Operations:
  Net investment income..........................................................      $        13,527    $       11,273
  Net realized gain (loss).......................................................                 (118)           (1,911)
  Net change in unrealized appreciation or depreciation..........................                  487               (86)
                                                                                       ---------------    --------------
    Net increase (decrease) in net assets resulting from operations..............               13,896             9,276
                                                                                       ---------------    --------------
From Distributions to Shareholders:
  Net investment income..........................................................              (13,676)          (11,259)
From Fund Share Transactions:
  Net increase (decrease) in net assets from Fund share transactions (Note 6)....                6,267            41,389
                                                                                       ---------------    --------------
Total Net Increase (Decrease) in Net Assets......................................                6,487            39,406
Net Assets
  Beginning of period............................................................              222,983           183,577
                                                                                       ---------------    --------------
  End of period (including undistributed net investment income of $609 and $402,
    respectively)................................................................      $       229,470    $      222,983
                                                                                       ===============    ==============

        The accompanying notes are an integral part of the financial statements.

                                                        Fixed Income II Fund 105

Fixed Income II Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each year or period and other performance information derived from the financial statements.

                                                                              1997      1996      1995      1994      1993
                                                                            --------  --------  --------  --------  --------

Net Asset Value, Beginning of Period.....................................   $  18.36  $  18.55  $  17.98  $  18.99  $  18.56
                                                                            --------  --------  --------  --------  --------
Income From Investment Operations:
   Net investment income.................................................       1.08      1.04      1.16      1.21       .84
   Net realized and unrealized gain (loss) on investments................         --      (.19)      .59     (1.07)      .44
                                                                            --------  --------  --------  --------  --------
     Total Income From Investment Operations.............................       1.08       .85      1.75       .14      1.28
                                                                            --------  --------  --------  --------  --------
Less Distributions:
   Net investment income.................................................      (1.09)    (1.04)    (1.18)    (1.15)     (.71)
   Tax return of capital.................................................         --        --        --        --      (.14)
                                                                            --------  --------  --------  --------  --------
     Total Distributions.................................................      (1.09)    (1.04)    (1.18)    (1.15)     (.85)
                                                                            --------  --------  --------  --------  --------
Net Asset Value, End of Period...........................................   $  18.35  $  18.36  $  18.55  $  17.98  $  18.99
                                                                            ========  ========  ========  ========  ========
Total Return (%)(a)......................................................       6.02      4.76      9.95       .82      6.98
Ratios/Supplemental Data:
   Net Assets, end of period ($000 omitted)..............................    229,470   222,983   183,577   144,030   138,619
   Ratios to average net assets (%)(a):
      Operating expenses.................................................        .66       .70       .58       .19       .16
      Net investment income..............................................       5.70      5.70      6.41      6.52      6.16
   Portfolio turnover rate (%)...........................................     213.14    264.40    269.31    233.75    229.07

(a) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. See
    Note 4.

106 Fixed Income II Fund

Fixed Income III Fund

Portfolio Management Discussion

December 31, 1997 (Unaudited)


Objective: To provide maximum total return through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios.

Invests in: Fixed-income securities.

Strategy: The Fund uses a multi-style, multi-manager strategy intended to achieve higher returns by assuming the additional risk of investment in non-investment grade US fixed income securities, and foreign bonds including emerging markets debt in addition to US investment grade fixed income instruments. The Fund employed the investment management services of three managers with three separate approaches to bond market investment.

Growth of a $10,000 Investment

                             [LINE GRAPH APPEARS HERE]

  Dates         Fixed III+       LB Aggregate**        Lipper(C) Intermediate++
  ----          ---------        --------------        ------------------------
Inception*       $10,000             $10,000                    $10,000
  1993           $11,022             $10,768                    $10,950
  1994           $10,593             $10,454                    $10,585
  1995           $12,499             $12,386                    $12,340
  1996           $13,109             $12,835                    $12,732
  1997           $14,372             $14,075                    $13,807

Fixed Income III Fund

  Periods Ended          Growth of          Total
     12/31/97             $10,000           Return
-----------------      -------------      ----------
1 Year                   $  10,964          9.64%
Inception                $  14,372          7.65%(S)

Lehman Brothers Aggregate Bond Index

   Periods Ended          Growth of          Total
      12/31/97             $10,000           Return
 -----------------      -------------      ----------
 1 Year                   $  10,966          9.66%
 Inception                $  14,075          7.20%(S)

Lipper(C) Intermediate Investment Grade Debt Funds Average

   Periods Ended          Growth of          Total
      12/31/97             $10,000           Return
 -----------------      -------------      ----------
 1 Year                   $  10,844          8.44%
 Inception                $  13,807          6.66%(S)

* Assumes initial investment on January 29, 1993. Lehman Brothers Index comparison for the initial investment began February 1, 1993. Lipper Index comparison for the initial investment began January 1, 1993.
** Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.
+ Prior to April 1, 1995, fund performance results are reported gross of investment management fees. For the period following April 1, 1995, fund performance results are reported net of investment management fees but gross of any investment services fees. Information concerning these fees can be obtained from the fund's managers upon request.
++ Lipper(C) Intermediate (5-10 Yr.) Investment Grade Debt Funds Average is the average total return for the universe of funds within the Intermediate Investment Grade Debt Funds investment objective. The total return for the funds reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates. This type of funds invests at least 65% of assets in U.S. Treasury Bills, Notes and Bonds with average maturities of five to ten years.
(S)   Annualized.

108 Fixed Income III Fund

Fixed Income III Fund

Portfolio Management Discussion

December 31, 1997 (Unaudited)


Performance Review

For the year ended December 31, 1997, the Fixed Income III Fund reflected a total return of 9.6%, roughly even with the Lehman Brothers Aggregate Bond Index. The Fund's performance was aided by its longer duration relative to the benchmark and the strong performance of non-investment grade and emerging markets debt holdings during the first three quarters of the year.


Portfolio Highlights

Although 1997 produced reasonably strong returns from fixed income investments, it was once again a difficult year for fixed income investors. Continuing the trend from the previous year, high yield US corporate bonds and emerging markets debt securities produced the strongest returns. However, the trend ended just prior to the start of the fourth quarter, as economic crises in Asia created concerns around the globe. The resulting flight to safer investments had two divergent effects on bonds. The first was a shift of stock market assets into bonds, particularly among mutual funds. The second was a preference for "safe" bonds that resulted in a widening of yield spreads by quality. This had the consequence of weakening the demand for high yield US bonds. It also caused a selloff of emerging markets debt. High yield bonds still fared relatively well due to the continued creditworthiness of US corporations and a sound domestic economy, and as a result, ended the year as the best performing US bond sector. Although emerging markets debt securities produced losses for the quarter, their gains earlier in the year were sufficient to maintain their status as the year's best performers.

Despite the erosion of opportunities in the fourth quarter, the Fixed Income III Fund performed well in 1997. The market for fixed income securities was again marked by limited opportunities to generate significant returns from investment grade bonds. Alternatives in other segments of the market offered better returns. Although they were the source of the Fund's weakness in the fourth quarter, the Fund benefited from its emerging markets and high yield holdings for the year. In addition to generating healthy returns from both high yield and emerging markets securities, the Fund managers' mortgage-backed securities holdings also produced above average returns. Duration strategies were conservative for most of the year due to the Fed's comments and the lack of clear economic signals. This resulted in some opportunity cost as yields fell during the year, particularly in the fourth quarter.

--------------------------------------------------------------------------------

    Top Ten Issuers
    (as a percent of Total Investments)                December 31, 1997

    United States Treasury                                     14.2%
    Federal Home Loan Mortgage Corp.                           12.8
    Government National Mortgage Association                    6.5
    Federal National Mortgage Association                       5.8
    Great Britain Treasury                                      1.8
    Time Warner, Inc.                                           1.4
    Salomon, Inc.                                               1.3
    Bankers Trust Company                                       0.7
    Coca Cola Co.                                               0.7
    Citicorp                                                    0.7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Portfolio Characteristics
                                                       December 31, 1997

    Weighted Average Quality Diversification                    AA3
    Weighted Average Years-to-Maturity                          8.7 Years
    Weighted Average Duration                                   4.9 Years
    Current Yield (SEC 30-day standardized)                     5.8%
    Number of Issues                                            335
    Number of Issuers                                           262

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Money Managers                                            Styles


    BEA Associates                                     Broad Market-Sector
                                                             Rotation
    Pacific Investment Management Co.                  Broad Market-Sector
                                                             Rotation
    Standish, Ayer & Wood, Inc.                        Broad Market-Sector
                                                             Rotation

--------------------------------------------------------------------------------

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                       Fixed Income III Fund 109

Fixed Income III Fund

Statement of Net Assets

December 31, 1997

                                                       Principal         Market
                                                        Amount           Value
                                                         (000)           (000)
                                                       ---------       ---------
Long-Term Investments -86.2%
Asset-Backed Securities - 6.4%
Advanta Credit Card Master Trust
  Series 1995-F Class A2
    6.170% due 08/01/03 (b)                            $   2,100       $   2,099
Aesop Funding II
  Series 1997-1 Class A-2
    6.400% due 10/20/03                                    2,350           2,354
American Airlines, Inc.
  Series 1990-P
   10.600% due 03/04/09                                    1,013           1,335
  Series 1991-A
    9.710% due 01/02/07                                      333             370
American Express Credit Account
  Master Trust
  Series 1997-1 Class A
    6.400% due 04/15/05                                      490             495
Asset Securitization Corp.
  Series 1996-MD6 Class A1C
    7.040% due 11/13/26                                      905             934
California Infrastructure SDG&E
  Series 1997-1 Class A6
    6.310% due 09/25/08                                      270             270
  Series 1997-1 Class A7
    6.370% due 12/26/09                                      280             280
Cityscape Home Equity Loan Trust
  Pass-thru Certificate
  Series 1996-2 Class A2
    7.200% due 04/25/11                                      850             859
First USA Credit Card Master Trust
 Series 1997-6 Class A
    6.420% due 03/17/05                                    1,005           1,019
Fleetwood Credit Corp. Grantor Trust
 Series 1994-B Class A
   6.750% due 03/15/10                                       354             356
Fund America Investors Corp. II
 Pass-thru Certificate
 Series 1993-F Class A-1
   5.400% due 09/25/09                                        80              75
Green Tree Financial Corp.
 Series 1995-5 Class A3
   6.250% due 10/15/25                                       600             600
 Series 1995-6 Class A3
   6.650% due 11/15/25                                       560             562
 Series 1995-8 Class A2
   6.150% due 12/15/26 (b)                                   537             538
Mellon Bank Credit Card Master Trust
 Series 1995-A Class A
   6.170% due 04/15/03 (b)                                 1,650           1,652
Metris Master Trust,
    Series 1997-1 Class A
    6.870% due 10/20/05                                    1,010           1,039
Prudential Home Mortgage Securities Co.
  Mortgage Pass-thru Certificate
  Series 189
   10.000% due 11/01/19                                        7               7
  Series 1992-51 Class A-8
    8.000% due 02/25/23                                      267             268
Residential Funding Mortgage Securities II
  Series 1997-HSS Class M1
    7.0l0% due 05/25/27                                    1,368           1,390
Resolution Trust Corp.
  Mortgage Pass-thru Certificate
  Series 1994-C2 Class G
    8.000% due 04/25/25                                      283             285
  Series 1994-1 Class M-2
    7.750% due 09/25/29                                      407             418
  Series 1995-1 Class 2-C
    7.500% due 10/25/28 (b)                                  325             330
  Series 1995-C1 Class C
    6.900% due 02/25/27 (b)                                  300             299
Salomon Brothers Mortgage Securities VII, Inc.
  Mortgage Pass-thru Certificate
  Series 1994-16 Class A
    8.440% due 11/25/24 (b)                                  566             587
  Series 1997 Class A2
    7.174% due 03/25/25                                      790             818
Sears Credit Account Master Trust
  Series 1997-1 Class A
    6.200% due 07/16/07                                      970             969
Standard Credit Card Master Trust
  Series 1994-2 Class A
    7.250% due 04/07/06                                      600             635
  Series 1994-4 Class A
    8.250% due 11/07/03                                      735             787
Structured Asset Securities Corp.
 Mortgage Pass-thru Certificate
 Series 1996-CFL Class A1C
   5.944% due 02/25/28                                       393             391
 Series 1996-CFL Class C
   6.525% due 02/25/28                                       300             299
The Money Store Home Equity Loan Trust
 Series 1996-A Class AS
   6.850% due 06/15/19                                       800             811
 Series 1996-B Class AS
   7.180% due 02/15/15                                       825             842
Toyota Auto Lease Trust
 Series 1997-A Class A2
   6.350% due 04/26/04                                       525             526


110 Fixed Income III Fund

Fixed Income III Fund

December 31, 1997

                                                       Principal         Market
                                                        Amount           Value
                                                         (000)           (000)
                                                       ---------       ---------
UCFC Home Equity Loan Trust
   Series 1994-B Class A-6
      7.100% due 06/10/23                              $     124       $     126
                                                                       ---------
                                                                          24,625
                                                                       ---------
Corporate Bonds and Notes - 22.7%
AT&T Capital Corp. (MTN)
    6.470% due 12/03/99                                      400             401
A.H. Belo Corp.
    6.875% due 06/01/02                                      850             866
Aames Financial Corp.
    9.125% due 11/01/03                                      475             467
Advanta National Bank
    6.450% due 10/30/00                                      825             823
AK Steel Corp.
   10.750% due 04/01/04                                      300             320
Albank Capital Trust
    9.270% due 06/06/27                                      600             655
American General Institutional Capital
  Series B
    8.125% due 03/15/46                                    1,145           1,262
Amerus Capital I Series A
    8.850% due 02/01/27                                      475             523
AMR Corp. (MTN)
    9.950% due 03/07/01                                    1,000           1,105
Azteca Holdings SA
   11.000% due 06/15/02                                      900             928
Banesto Delaware, Inc.
    8.250% due 07/28/02                                    1,000           1,068
Bank United Corp.
    8.875% due 05/01/07                                    1,050           1,157
Bear Stearns Capital Trust I
   7.000% due 0l/15/27(b)                                    475             481
Beaver Valley Funding Corp.
   9.000% due 06/01/17                                     1,480           1,658
BellSouth Capital Funding Corp.
   6.040% due 11/15/26                                     1,190           1,201
BellSouth Telecommunications, Inc.
   5.850% due 11/15/45                                       670             674
BNP US Funding LLC
   7.738% due 12/31/49 (b)                                   580             589
Building Materials Corp.
   8.000% due 10/15/07                                     1,325           1,328
Cablevision Systems Corp.
   7.875% due 12/15/07                                       470             480
CBS Inc.
   7.125% due 11/01/23                                       675             612
Citicorp (MTN)
   5.956% due 06/27/02 (b)                                 3,000           2,987
Cliffs Drilling Co. Series B
   10.250% due 05/15/03                                      200             216
Coast Savings Financial, Inc.
   10.000% due 03/01/00                                      275             292
Colonial Realty LP
    7.500% due 07/15/01                                      825             851
Compass Trust I Series A
    8.230% due 0l/15/27                                      350             373
Conseco Finance Trust III
    8.796% due 04/01/27                                      675             762
Contifinancial Corp.
    8.375% due 08/15/03                                    1,050           1,087
Continental Airlines, Inc.
    9.500% due 12/15/01                                      795             835
Crescent Real Estate Equities
    6.625% due 09/15/02                                      850             852
    7.125% due 09/15/07                                      925             938
CS Wireless System, Inc. Step Up Bond
   Zero Coupon due 03/01/06 (b)                              340              92
Dime Capital Trust I Series A
    9.330% due 05/06/27                                      300             339
Equitable Life Assurance Society
    7.700% due 12/01/15                                      500             538
Equity Residential Properties
    7.125% due 10/15/17                                      325             325
ERAC USA Finance Co. (MTN)
    6.350% due 0l/15/0l                                      800             801
ERP Operating, LP
    8.500% due 05/15/99                                      425             437
Federal Realty Investment Trust
    8.875% due 0l/15/00                                      725             761
Felcor Suites, Ltd.
    7.625% due 10/01/07                                      770             778
First Nationwide Holdings
   12.500% due 04/15/03                                    1,625           1,844
   10.625% due 10/01/03                                      450             503
First Republic Bancorp
   7.750% due 09/15/12                                       700             715
First Tennessee Capital I
 Series A
   8.070% due 01/06/27                                       575             605
First USA Bank
   5.850% due 02/22/01                                       475             470
Fox/Liberty Networks LLC
   8.875% due 08/15/07                                       835             833
Fox/Liberty Networks LLC Step Up Bond
   Zero Coupon due 08/15/07 (b)                              280             179
Gaylord Container Corp. Step Up Bond
  Zero Coupon due 05/15/05 (b)                               330             353
GMAC (MTN)
   7.375% due 04/15/99                                       750             762
   8.500% due 0l/31/00                                       600             627
   6.625% due 04/24/00                                       600             606


                                                       Fixed Income III Fund 111

Fixed Income III Fund

December 31, 1997

                                          Principal     Market
                                           Amount       Value
                                            (000)       (000)
                                         ----------   ---------
Goldman Sachs Group, LP
    6.375% due 06/15/00                  $    1,050   $   1,058
Great Atlantic & Pacific Tea, Inc.
    7.750% due 04/15/07                       1,125       1,186
Haven Capital Trust I
   10.460% due 02/01/27                         350         371
Homeside, Inc.
   11.250% due 05/15/03                         241         287
Imperial Capital Trust I
 Series B
    9.980% due 12/31/26                         250         284
Imperial Credit Industries, Inc.,
 Series B
    9.875% due 0l/15/07                         700         686
Interpool Capital Trust Series B
    9.875% due 02/15/27                         500         584
ISP Holdings, Inc. Series B
    9.000% due 10/15/03                         250         259
Kaufman and Broad Home Corp.
    7.750% due 10/15/04                       1,325       1,312
Long Island Lighting Co.
    9.000% due 11/01/22                         735         821
Markel Capital Trust I Series B
    8.710% due 0l/01/46                         325         354
Mashantucket Western Pequot
    6.910%due09/01/12                         1,225       1,285
Merck and Co. Series B (MTN)
    5.760% due 05/03/37                       1,630       1,670
Merita Bank, Ltd.
    7.150% due 12/29/49 (b)                   1,200       1,215
Merrill Lynch & Co., Inc.
    6.000% due 0l/15/0l                         300         299
MMI Trups
    7.625% due 12/15/27                       1,300       1,295
National Westminster
    6.062% due 12/31/99 (b)                      10           9
Nextel Communications Step Up Bond (b)
    Zero Coupon due 10/31/07                    275         169
    Zero Coupon due 09/15/07                    590         372
Niagara Mohawk Power Corporation
    8.750% due 04/01/22                         350         376
Noranda, Inc.
    8.625% due 07/15/02                         775         839
Norfolk Southern Corp.
    7.050% due 05/01/37                         750         793
North Atlantic Energy Corp. Series A
    9.050% due 06/01/02                         680         699
NWA Trust
   13.875% due 06/21/08                          90         109
Ocwen Federal Bank
   1l.875% due 10/01/03                         650         731
   12.000% due 06/15/05                         325         357
Onbank Capital Trust I
    9.250% due 02/01/27                         450         529
Paxson Communications Corp.
   11.625% due 10/01/02                         450         486
Prime Succession Acquisition Co.
   10.750% due 08/15/04                         400         439
Providian Capital I Series A
    9.525% due 02/01/27                         500         546
Prudential Insurance Co. of America
    6.875% due 04/15/03                         700         712
Public Service Co., New Hampshire
 Series B
    9.170% due 05/15/98                       1,500       1,509
Revlon Worldwide
   Zero Coupon due 03/15/01                   1,600       1,116
Rose Hills Corp.
    9.500% due 11/15/04                         475         494
Salomon Smith Barney Holdings
    7.980% due 03/01/00                         325         337
Salomon, Inc.
    7.000% due 05/15/99                         250         252
    7.125% due 08/01/99                         425         431
    7.750% due 05/15/00                         500         516
Salomon, Inc. (MTN)
    6.625% due 11/30/00                         625         631
Seagate Technology, Inc.
    7.450% due 03/01/37                       1,100       1,130
Simon Debartolo Group LP
    6.750% due 07/15/04                         875         881
Sinclair Broadcast Group, Inc.
    8.750% due 12/15/07                         950         957
Sovereign Capital Trust I
    9.000% due 04/01/27                         975       1,057
Spieker Properties, LP
    6.950% due 12/15/02                         500         505
Summit Properties Partnership
    7.200% due 08/15/07                         575         592
Sun Healthcare Group, Inc.
    9.500% due 07/01/07                         300         309
Tanger Properties LP
    8.750% due 03/ll/0l                         350         360
Taubman Realty Group, LP
    8.000% due 06/15/99                         450         460
TCI Communications, Inc. (MTN)
    6.355% due 09/11/00(b)                    2,000       1,985
Tenet Healthcare Corp.
    9.625% due 09/01/02                         260         282
    7.875% due 01/15/03                         170         175
    8.625% due 12/01/03                         330         344
    8.000% due 01/15/05                       1,275       1,296


112 Fixed Income III Fund

Fixed Income III Fund

December 31, 1997

                                          Principal     Market
                                           Amount       Value
                                            (000)       (000)
                                         ----------   ---------
Time Warner, Inc.
    7.975% due 08/15/04                  $      375   $     399
    8.1l0% due 08/15/06                         750         812
    8.180% due 08/15/07                         750         816
    7.570% due 02/01/24                         585         612
    6.850% due 0l/15/26                       2,245       2,298
Toledo Edison Co.
    8.700% due 09/01/02                         500         526
Toledo Edison Co. (MTN)
    8.000% due 12/31/98                         500         505
Toll Brothers Corp.
    7.750% due 09/15/07                       1,200       1,182
Trenwick Capital Trust I
    8.820% due 02/01/37                         575         642
TU Electrical Capital V
    8.175% due 0l/30/37                         600         643
UCC Investors Holding, Inc. Step Up Bond
    Zero Coupon due 05/01/05 (b)                230         224
Union Planters Trust Capital
    8.200% due 12/15/26                         675         716
United Companies Financial Corp.
    8.375% due 07/01/05                         575         596
United Technologies Corp.
    8.875% due 11/15/19                         170         213
USAir, Inc.
   10.000% due 07/01/03                         760         783
USF&G Corp.
    8.375% due 06/15/0l                         250         264
Valero Energy
    6.750% due 12/15/02                         535         538
Viacom, Inc.
    7.750% due 06/01/05                       1,000       1,017
Webster Capital Trust I
    9.360% due 01/29/27                         225         251
Wellsford Residential Property Trust
    9.375% due 02/01/02                         475         522
Wireless One, Inc. Step Up Bond
    Zero Coupon due 08/01/06 (b)                200          42
                                                      ---------
                                                         86,711
                                                      ---------
Eurodollar Bonds - 4.8%
Aiberton Oil Company
    9.875% due 08/15/00 (b)                     240         228
Argentina, Republic of
 Series 10
    5.718% due 04/0l/00 (b)                     366         345
 Series L
    6.687% due 03/31/05 (b)                   1,920       1,716
Arisco Productos Alimenticios
   10.750% due 05/22/05                         100          97
Auxiliaire Credit Foncier
    5.687% due 09/25/02 (b)                     600         578
Brazil, Federal Republic of
    6.812% due 01/01/01 (b)                   1,609       1,529
Brazil, Republic of
    1.000% due 04/15/14                       1,126         884
Cemex SA (MTN)
    8.500% due 08/31/00                       1,000       1,003
Credit Fonc France
    8.000% due 01/14/02                         560         587
Credit Lyonnais
    7.125% due 09/19/49 (e)                     360         355
Fifth Mexican Acceptance Corp. Class A
    8.000% due 12/15/98                         800         224
Hutchison Whampoa Finance, Ltd.
    7.450% due 08/0l/17                       1,350       1,306
Hutchison Whampoa Finance, Ltd.
 Series C
    7.500% due 08/01/27                         575         550
Mexico (United Mexican States)
    6.250% due 12/31/19                       1,750       1,454
    6.692% due 12/31/19 (b)                     250         231
Midland Bank
    6.062% due 12/31/49 (e)                      60          51
Okobank Series E (MTN)
    6.406% due 09/29/49 (e)                     700         693
Poland, Republic of, Step Up Bond
    4.000% due 10/27/14 (b)                   2,155       1,861
Skandinaviska Enskilda Series 1 (MTN)
    6.625% due 03/29/49 (e)                     490         488
Skandinaviska Enskilda Banken (e)
    7.500% due 03/29/49                         600         600
    8.125% due 09/06/49                         475         513
Tata Electric Co.
    8.500% due 08/19/17                         600         535
TFM SA de CV Step Up Bond (b)
    Zero Coupon due 06/15/09                    445         280
    Zero Coupon due 06/15/09 (144A)           1,090         676
Venezuela, Republic of
 Series A
    6.750% due 03/31/07 (b)                   1,131       1,015
Videotron Holdings PLC Step Up Bond
    Zero Coupon due 07/01/04 (b)                650         619
                                                      ---------
                                                         18,418
                                                      ---------

Mortgage-Backed Securities - 30.7%
Asset Securitization Corporation
 Series 1997-D5 Class A1D
    6.850% due 02/14/41                         850         862
Chase Commercial Mortgage Securities Corp.
    6.600% due 12/19/07                       1,325       1,283


                                                       Fixed Income III Fund 113

Fixed Income III Fund

December 31, 1997

                                          Principal     Market
                                           Amount       Value
                                            (000)       (000)
                                         ----------   ---------
Collateralized Mortgage Securities Corp.
 Series J Class J-5 CMO
    7.985% due 05/0l/17                  $    1,575   $   1,598
Federal Home Loan Mortgage Corp. (d)
    6.500% 15 Year TBA                        5,420       5,428
    7.000% 15 Year TBA                          150         152
    6.500% 30 Year TBA                       25,000      24,711
Federal Home Loan Mortgage Corp. Groups
 Participation Certificate
    7.000% due 2009                             474         484
    6.000% due 2011                           2,824       2,793
    7.000% due 2011                           1,383       1,409
    6.000% due 2012                           1,393       1,374
    7.000% due 2012                           1,578       1,604
    8.500% due 2017                           2,476       2,615
    8.500% due 2020                             319         337
    7.000% due 2025                           1,489       1,508
    7.500% due 2026                             761         780
    8.500% due 2027                             911         962
Federal Home Loan Mortgage Corp. Groups
 Participation Certificate
    7.950% due 2020                             605         621
    8.500% due 2020                           1,759       1,787
Federal Home Loan Mortgage Corp.
 Series 1037 Class Z
    9.000% due 02/15/21                       1,562       1,669
 Series 1934 Class AB
    6.000% due 08/15/07                       1,350       1,341
Federal National Mortgage
 Association Pools
    8.500% due 1999                             412         439
    6.000% due 2003                             317         314
   10.000% due 2005                             268         282
    7.000% due 2009                             471         480
    7.000% due 20ll                           2,083       2,119
    6.000% due 2012                           1,925       1,894
    7.000% due 2024                           1,166       1,180
    7.799% due 2024 (b)                       1,608       1,653
    7.000% due 2025                           7,196       7,275
Federal National Mortgage
 Association (REMIC)
 Series 1992-10 Class ZD
    8.000% due 11/25/21                       1,603       1,759
Federal National Mortgage Association (d)
    6.000% 7 Year TBA                         2,350       2,324
    6.500% 30 Year TBA                       10,780      10,645
Government National Mortgage
 Association Pools
    6.875% due 2023 (b)                       1,553       1,596
    7.000% due 2023 (b)                         559         574
    7.000% due 2023                             890         900
    6.875% due 2024 (b)                       4,101       4,219
    7.000% due 2024 (b)                       3,869       3,966
    7.500% due 2024                             413         424
    6.500% due 2026 (b)                       4,516       4,635
    7.000% due 2026                           1,584       1,596
Government National Mortgage Association
    6.500% 30 Year TBA (d)                   10,470      10,362
Greenwich Capital Acceptance, Inc.
 Series 1994-LB6 Class A-i
    8.890% due 11/25/24 (b)                     157         160
Kidder Peabody Acceptance Corp.
 Series 1994-C1 Class B
    6.850% due 02/01/06                       1,050       1,062
Merrill Lynch Mortgage Investors, Inc.
 Mortgage Pass-thru Certificate
 Series 1995-C2 Class D
    8.190% due 06/15/21 (b)                   2,071       2,126
Morgan Stanley Capital I, Inc.
 Series 1996-WFl Class X
    1.420% due 01/15/13 (b)                   3,450         252
 Series HFI Class A2
    7.270% due 07/15/29                         400         416
 Series WFI Class A2
    7.220% due 05/15/07                         500         519
Paine Webber Mortgage
 Acceptance Corp. IV
 Mortgage Pass-thru Certificate
 Series 1995-Mi Class A
    6.700% due 0l/15/07                         720         730
Ryland Mortgage Securities Corp. CMO
 Series 1993-8 Class A
    8.060% due 09/25/23 (b)                     367         372
                                                      ---------
                                                        117,591
                                                      ---------
Municipal Bonds - 0.6%
Municipal Electric Authority of Georgia
    5.000% due 01/01/26                       1,200       1,172
New Jersey Economic Development Authority
 Series A
    7.425% due 02/15/29                         900         986
 Series B
    Zero Coupon due 02/15/08                    540         286
                                                      ---------
                                                          2,444
                                                      ---------

114 Fixed Income III Fund

Fixed Income III Fund

December 31, 1997

                                        Principal       Market
                                         Amount         Value
                                          (000)         (000)
                                       ----------     ---------
Non-US Bonds - 2.5%
Australian Government
     10.000% due 10/15/07               AUD 2,000     $   1,689
Great Britain Treasury
      7.250% due 12/07/07               GBP 4,500         7,916
                                                      ---------
                                                          9,605
                                                      ---------
United States Government
Agencies - 0.3%
Tennessee Valley Authority
      5.880% due 04/01/36              $    1,090         1,128
                                                      ---------
                                                          1,128
                                                      ---------
United States Government
Treasuries - 16.0%
United States Treasury Bonds
      7.625% due 02/15/25                   8,550        10,376
      8.125% due 08/15/19                   2,900         3,629
United States Treasury Notes
      5.625% due 0l/31/98                     475           475
      5.125% due 11/30/98                   2,150         2,141
      5.625% due 11/30/98 (f)               5,625         5,625
      5.750% due 12/31/98                   1,350         1,352
      6.000% due 06/30/99                   1,100         1,106
      6.875% due 07/31/99                     250           254
      5.875% due 10/31/99                     880           879
      7.750% due 11/30/99                   8,020         8,317
      8.500% due 02/15/00                     350           369
      7.125% due 02/29/00                     425           437
      6.125% due 07/31/00                     400           404
      5.750% due 10/31/00                     155           155
      5.625% due 11/30/00                     400           399
      6.375% due 03/31/01                     650           662
      6.250% due 04/30/01                     400           406
      6.625% due 06/30/01 (f)               7,650         7,862
      6.250% due 10/31/01 (f)              12,075        12,281
      6.625% due 04/30/02                     475           491
      5.750% due 08/15/03                   2,775         2,777
United States Treasury
   Interest Only Strips
   Zero Coupon due 02/15/19                 2,050           575
                                                      ---------
                                                         60,972
                                                      ---------
Yankee Bonds - 2.2%
Argentina, Republic of
      9.500% due 11/30/02 (b)               1,150         1,142
Bell Cablemedia PLC Step Up Bond
      Zero Coupon due 09/15/05 (b)            935           829
Brazil Media Trust
      6.688% due 09/15/07 (b)                 226           192
Brazil, Republic of, Series EI-L
      6.688% due 04/15/06 (b)                  59            51
Crown Packaging Enterprise, Ltd.
 Step Up Bond
     14.000% due 08/0l/06                     300            15
Diamond Cable Communication PLC
 Step Up Bond
      Zero Coupon due 02/15/07 (b)            135            93
Indah Kiat International Finance Co.
     ll.875% due 06/15/02                     330           314
Industrial Credit & Investment Corporation
      7.550% due 08/15/07                     160           143
Korea Development Bank
      7.900% due 02/01/02                     185           156
Midland Bank
      6.187% due 12/31/99 (b)                 390           333
National Australia Bank
      6.400% due 12/10/07 (b)                 410           412
Repap New Brunswick
     10.625% due 04/15/05                     665           632
Rogers Cantel, Inc.
      9.375% due 06/01/08                     505           533
Royal Caribbean Cruises
      7.500% due 10/15/27                   1,325         1,349
Santander Finnish Issuances
      6.962% due 09/30/49 (b)                 250           245
St. George Bank, Ltd.
      7.150% due 10/01/05                     775           798
Tata Engineering & Locomotive, Ltd.
      7.875% due 07/15/07                     575           567
Videotron Holdings PLC Step Up Bond
     Zero Coupon due 08/15/05 (b)             395           349
                                                      ---------
                                                          8,153
                                                      ---------
Total Long-Term Investments
(cost $325,104)                                         329,647
                                                      ---------
                                          Number
                                            of
                                        Contracts*
                                        ----------
Options Purchased -0.0%
United States Treasury Bond (h)
  Mar 100.16 Call                             34             24
  Feb 100.72 Put                              27             21
United States Treasury Notes (h)
  Mar 104.22 Call                             39             24
                                                      ---------
Total Options Purchased
(cost $126)                                                  69
                                                      ---------


                                                     Fixed Income III Fund   115

Fixed Income III Fund

December 31, 1997

                                           Number       Market
                                             of         Value
                                           Shares       (000)
                                         ----------   ---------
Preferred Stocks - 1.9%
American RE Capital                          18,100   $     469
Australia & New Zealand
 Banking Group, Ltd.                          7,200         199
California Federal Preferred Capital Corp.
 Series A                                    64,150       1,684
Chancellor Media Corporation                  9,000       1,037
Credit Lyonnais Capital S.C.A. -- ADR         3,500          92
El Paso Electric Co. Series A8
 Payment in Kind Preferred Stock              4,351         481
Long Island Lighting Co. Series QQ           16,900         425
Pinto Totta International Finance, Ltd.       1,192       1,229
Primedia, Inc.                                  400         401
Time Warner, Inc.                             1,091       1,222
                                                      ---------
Total Preferred Stocks
 (cost $5,394)                                            7,239
                                                      ---------
Warrants - 0.0%
Capital Pacific Holdings, Inc.
 2002 Warrants (h)                            2,212           1
                                                      ---------
Total Warrants
(cost $0)                                                     1
                                                      ---------
                                          Principal
                                           Amount
                                            (000)
                                          ---------
Short-Term Investments - 25.2%
AT&T Capital Corp. Series 4 (MTN)
   6.275% due 06/09/98                    $   1,050       1,051
Bankers Trust Company
   5.900% due 07/07/98                        3,000       2,999
Canada Treasury Bill
   3.513% due 01/29/98 (a)(g)           CAD   1,900       1,326
Coca Cola Co.
   5.470% due 01/29/98 (a)(g)             $   3,000       2,987
Federal Home Loan Bank Consolidated
 Discount Notes
   5.570% due 01/07/98 (a)(g)                   900         899
Federal Home Loan Mortgage Corp.
   5.950% due 06/19/98                        5,000       5,009
Federal Home Loan Mortgage
 Discount Notes
   5.420% due 01/05/98 (a)(g)                 1,000         999
Frank Russell Investment Company
 Money Market Fund,
 due on demand (a)                           76,367      76,367
Imperial Chemical Industrial PLC
   6.000% due 09/05/98 (b)                    2,000       2,000
Salomon, Inc.
   5.813% due 10/20/98                        2,000       1,998

                                          Principal     Market
                                           Amount       Value
                                            (000)       (000)
                                         ----------   ---------
United States Treasury Bills (f)(g)
      5.190% due 01/12/98 (a)             $      90   $      89
      5.020% due 02/05/98 (a)                   130         129
      5.090% due 02/05/98 (a)                    75          74
      5.160% due 02/05/98 (a)                    35          35
      5.185% due 03/12/98                       100          99
      5.175% due 04/16/98                       250         246
                                                      ---------
Total Short-Term Investments
(cost $96,333)                                           96,307
                                                      ---------
Total Investments
(identified cost $426,957)(c) - 113.3%                  433,263
Other Assets and Liabilities,
Net, Including Options Written - (13.3%)                (50,830)
                                                      ---------
Net Assets - 100.0%                                   $ 382,433
                                                      =========

(a)  At cost, which approximates market.
(b)  Adjustable or floating rate security.
(c)  See Note 2 for federal income tax information.
(d)  Forward Commitment. See Note 2.
(e)  Perpetual floating rate note.
(f) Held as collateral by the custodian in connection with futures contracts purchased and options written by the Fund.
(g)  Rate noted is yield-to-maturity.
(h)  Nonincome-producing security.
 *   Each contract represents $100,000 notional value.

Abbreviations:
ADR - American Depositary Receipt
CMO - Collateralized Mortgage Obligation
LLC - Limited Liability Corporation
LP - Limited Partnership
MTN - Medium Term Note
PLC - Public Limited Company
REMIC - Real Estate Mortgage Investment Conduit
TBA - To Be Announced Security

Foreign Currency Abbreviations:
AUD - Australian dollar
CAD - Canadian dollar
GBP - British pound

        The accompanying notes are an integral part of the financial statements.

116 Fixed Income III Fund

Fixed Income III Fund

December 31, 1997

                                      Number          Unrealized
                                        of           Appreciation
                                     Contracts*     (Depreciation)
                                                         (000)
                                     ----------     --------------
Futures Contracts
(Notes 2 and 3)

Eurodollar Financial
  Futures Contracts
  expiration date 03/98                      10     $            9
United States Treasury 5 Year Note
  Futures Contracts
  expiration date 03/98                      17                  5
United States Treasury 10 Year Note
  Futures Contracts
  expiration date 03/98                     246                 15
United States Treasury 20 Year Bond
  Futures Contracts
  expiration date 03/98                     101                 36
United States Treasury 30 Year Bond
  Futures Contracts
  expiration date 03/98                      55                 51
                                                    --------------
Total Unrealized Appreciation
  (Depreciation) on Open Futures
  Contracts Purchased (S)(S)                        $          116
                                                    ==============

(S)(S) At December 31, 1997, United States Government Securities valued at $26,440 were held as collateral by the custodian in connection with futures contracts purchased and options written by the Fund.
*      Each contract represents $100,000 notional value.

                                         Number          Market
                                           of            Value
                                       Contracts*        (000)
                                       ----------        ------

Options Written
(Notes 2 and 3)

United States Treasury 5 Year Notes
   Mar 98.68 Put                               34        $    7
United States Treasury 10 Year Notes
   Mar 106.22 Call                             39             8
   Jul 112.19 Call                             24             5
   Nov 109.00 Call                             27            12
   Feb 101.95 Put                              51            30
   Jul 97.22 Put                               24             2
   Nov 95.27 Put                               27             8
                                                         ------
Total Liability for Options Written
    (premiums received $146)(S)(S)                       $   72
                                                         ======

Foreign Currency Exchange Spot Contracts
(Note 2)


                                               Unrealized
Contracts to     In Exchange                  Appreciation
   Deliver           For        Settlement   (Depreciation)
    (000)           (000)          Date           (000)
------------     -----------    ----------   --------------
GBP      110     USD     182     01/02/98    $            2
                                             ==============

   The accompanying notes are an integral part of the financial statements.

                                                       Fixed Income III Fund 117

Fixed Income III Fund

Statement of Assets and Liabilities

December 31, 1997

                                                                                                                   Amounts in
                                                                                                                 thousands (except
                                                                                                                 per share amount)
                                                                                                               --------------------
Assets
Investments at market (identified cost $426,957)(Note 2) ..................................................... $            433,263
Foreign currency holdings (identified cost $255) .............................................................                  252
Foreign currency exchange spot contracts (cost $182)(Note 2) .................................................                  182
Receivables:
  Dividends and interest .....................................................................................                4,147
  Investments sold (regular settlement) ......................................................................                  806
  Investments sold (delayed settlement)(Note 2) ..............................................................               14,858
  Fund shares sold ...........................................................................................                8,047
  Daily variation margin on futures contracts (Notes 2 and 3) ................................................                  175
                                                                                                               --------------------
    Total Assets .............................................................................................              461,730

Liabilities
Payables:
  Investments purchased (regular settlement) ........................................... $              228
  Investments purchased (delayed settlement)(Note 2) ...................................             78,225
  Fund shares redeemed .................................................................                287
  Accrued fees to affiliates (Note 4) ..................................................                212
  Other accrued expenses ...............................................................                 92
Foreign currency exchange spot contracts (cost $182)(Note 2) ...........................                181
Options written, at market value (premiums received $146)(Note 2) ......................                 72
                                                                                         ------------------
    Total Liabilities ........................................................................................               79,297
                                                                                                               --------------------
Net Assets ................................................................................................... $            382,433
                                                                                                               ====================
Net Assets consist of:
Accumulated distributions in excess of net investment income ................................................. $                (28)

Accumulated net realized gain (loss) .........................................................................                  881
Unrealized appreciation (depreciation) on:
  Investments ................................................................................................                6,306
  Futures contracts ..........................................................................................                  116
  Options written ............................................................................................                   74
  Foreign currency-related transactions ......................................................................                  117
Shares of beneficial interest ................................................................................                  367
Additional paid-in capital ...................................................................................              374,600
                                                                                                               --------------------
Net Assets ................................................................................................... $            382,433
                                                                                                               --------------------

Net Asset Value, offering and redemption price per share:
    ($382,433,194 divided by 36,713,395 shares of $.01 par value
    shares of beneficial interest outstanding) ............................................................... $              10.42
                                                                                                               ====================

        The accompanying notes are an integral part of the financial statements.


118 Fixed Income III Fund

Fixed Income III Fund

Statement of Operations

For the Year Ended December 31, 1997

                                                                                                               Amounts in thousands
                                                                                                               --------------------
Investment Income:
    Interest ................................................................................................. $             19,135
    Dividends from Money Market Fund (Note 5) ................................................................                3,353
    Dividends ................................................................................................                  540
                                                                                                               --------------------
       Total Investment Income ...............................................................................               23,028

Expenses (Notes 2 and 4):
    Management fees ................................................................... $            1,836
    Custodian fees  ...................................................................                216
    Transfer agent fees ...............................................................                181
    Bookkeeping service fees ..........................................................                 19
    Professional fees .................................................................                 18
    Registration fees .................................................................                 51
    Trustees' fees ....................................................................                  4
    Amortization of deferred organization expenses ....................................                  6
    Miscellaneous .....................................................................                 32
                                                                                        ------------------
       Total Expenses ........................................................................................                2,363
                                                                                                               --------------------
Net investment income ........................................................................................               20,665
                                                                                                               --------------------
Realized and Unrealized
    Gain (Loss) on Investments (Notes 2 and 3)
 Net realized gain (loss) from:
  Investments .........................................................................              4,340
  Futures contracts ...................................................................              2,097
  Options written .....................................................................                 29
  Foreign currency-related transactions ...............................................                256                    6,722
                                                                                        ------------------
Net change in unrealized appreciation or depreciation of:
  Investments .........................................................................              3,776
  Futures contracts ...................................................................                375
  Options written .....................................................................                 67
  Foreign currency-related transactions ...............................................               (131)                   4,087
                                                                                        -------------------    --------------------
Net gain (loss) on investments ...............................................................................               10,809
                                                                                                               --------------------
Net increase (decrease) in net assets resulting from operations .............................................. $             31,474
                                                                                                               ====================

        The accompanying notes are an integral part of the financial statements.

                                                       Fixed Income III Fund 119

Fixed Income III Fund

Statements of Changes in Net Assets

For the Years Ended December 31,

                                                                                                      Amounts in thousands
                                                                                                    1997                1996
                                                                                             -----------------    -----------------
Increase (Decrease) in Net Assets
From Operations:
    Net investment income .................................................................. $          20,665    $          17,058
    Net realized gain (loss) ...............................................................             6,722                 (496)

    Net change in unrealized appreciation or depreciation ..................................             4,087               (2,840)
                                                                                             -----------------    -----------------
       Net increase (decrease) in net assets resulting from operations .....................            31,474               13,722
                                                                                             -----------------    -----------------
From Distributions to Shareholders:
    Net investment income ..................................................................           (20,551)             (17,125)

    In excess of net investment income .....................................................              (798)                (262)

    Net realized gain on investments .......................................................            (1,962)                  __
                                                                                             -----------------    -----------------
       Total Distributions to Shareholders .................................................           (23,311)             (17,387)
                                                                                             -----------------    -----------------
From Fund Share Transactions:
    Net increase (decrease) in net assets from Fund share transactions (Note 6) ............            82,193               43,277
                                                                                             -----------------    -----------------
Total Net Increase (Decrease) in Net Assets ................................................            90,356               39,612

Net Assets
    Beginning of period ....................................................................           292,077              252,465
                                                                                             -----------------    -----------------
    End of period (including accumulated distributions in excess of
      net investment income of $28 and $114, respectively) ................................. $         382,433    $         292,077
                                                                                             =================    =================


        The accompanying notes are an integral part of the financial statements.

120 Fixed Income III Fund

Fixed Income III Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each year or period and other performance information derived from the financial statements.

                                                                                     1997    1996     1995    1994   1993*
                                                                                  -------- -------- ------- ------- -------
Net Asset Value, Beginning of Period ............................................ $  10.17 $  10.34 $  9.37 $ 10.44 $ 10.00
                                                                                  -------- -------- ------- ------- -------

Income From Investment Operations:
    Net investment income .......................................................      .63      .64     .67     .66     .49
    Net realized and unrealized gain (loss) on investments ......................      .32     (.16)    .97   (1.07)    .52
                                                                                  -------- -------- ------- ------- -------
       Total Income From Investment Operations ..................................      .95      .48    1.64    (.41)   1.01
                                                                                  -------- -------- ------- ------- -------

Less Distributions:
    Net investment income .......................................................     (.62)    (.64)   (.67)   (.66)   (.48)
    In excess of net investment income ..........................................     (.02)    (.01)     --      --      --
    Net realized gain on investments ............................................     (.06)      --      --      --    (.08)
    In excess of net realized gain on investments ...............................       --       --      --      --    (.01)
                                                                                  -------- -------- ------- ------- -------
       Total Distributions ......................................................     (.70)    (.65)   (.67)   (.66)   (.57)
                                                                                  -------- -------- ------- ------- -------
Net Asset Value, End of Period .................................................. $  10.42 $  10.17 $ 10.34 $  9.37 $ 10.44
                                                                                  ======== ======== ======= ======= =======
Total Return (%)(a)(b) ..........................................................     9.64     4.88   17.99   (3.89)  10.22

Ratios/Supplemental Data:
    Net Assets, end of period ($000 omitted) ....................................  382,433  292,077 252,465 166,620 124,234

   Ratios to average net assets (%)(b)(c):
      Operating expenses, net ...................................................      .70      .73     .61     .20     .20
      Operating expenses, gross .................................................      .70      .73     .61     .20     .40
      Net investment income .....................................................     6.13     6.32    6.83    7.02    6.30
    Portfolio turnover rate (%)(c) ..............................................   274.84   144.26  141.37  134.11  181.86

*   For the period January 29, 1993 (commencement of operations) to
    December 31, 1993.
(a) Periods less than one year are not annualized.
(b) For periods prior to April 1, 1995, Fund performance, operating expenses, and net investment income do not include any management fees paid to the Manager or money managers. For periods thereafter, they are reported net of investment management fees but gross of any investment services fees. See
    Note 4.
(c) The ratios for the period ended December 31, 1993 are annualized.


                                                       Fixed Income III Fund 121

Frank Russell Investment Company

Notes to Financial Statements

December 31, 1997


1.  Organization

    Frank Russell Investment Company (the "Investment Company") is a series mutual fund with 28 different investment portfolios, referred to as "Funds." These financial statements report on eight Funds, each of which has distinct investment objectives and strategies. The Investment Company is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. It is organized and operates as a Massachusetts business trust under an amended master trust agreement dated July 26, 1984. The Investment Company's master trust agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.01 par value.

 2. Significant Accounting Policies

    The Funds' financial statements are prepared in accordance with generally accepted accounting principles ("GAAP") which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of these financial statements.

    Security valuation: United States equity and fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter equity and fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Many fixed-income securities do not trade each day and, thus, last sale or bid prices are frequently not available. Fixed-income securities, therefore, may be valued using prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

    International equity and fixed-income securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair market value of such securities.

    Short-term investments held by the Funds maturing within 60 days of the valuation date are valued at "amortized cost" unless the Board of Trustees determines that amortized cost does not represent fair value.

    The Funds may value certain securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

    Investment transactions: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of specific identified cost incurred by each money manager within a particular fund. The Funds may lend portfolio securities but have not done so during the year ended December 31, 1997.

    Investment income: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

    Amortization and accretion: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short-term premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

    Federal income taxes: As a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund's shareholders without regard to the income and capital gains (or losses) of the other Funds.

    It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Therefore, no federal income tax provision was required for the Funds.

122 Notes to Financial Statements

Frank Russell Investment Company

    At December 31, 1997, certain Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

                            12/31/01         12/31/02         12/31/03         12/31/04         12/31/05          Totals
                         --------------   --------------   --------------   --------------   --------------   --------------
    Fixed Income I       $           --   $    8,058,364   $           --   $           --   $           --   $    8,058,364
    Fixed Income II             948,478        3,534,633          698,949        1,746,912          538,227        7,467,199


    The aggregate cost of investments and the composition of gross unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 1997 are as follows:

                                                                Gross                   Gross                    Net
                                        Federal Tax           Unrealized              Unrealized             Appreciation
                                            Cost             Appreciation           (Depreciation)          (Depreciation)
                                       -------------         -------------          --------------          --------------
    Equity I                           $ 931,003,455         $ 240,355,559          $  (32,557,642)         $  207,797,917
    Equity II                            383,978,584           113,984,876             (14,408,186)             99,576,690
    Equity III                           200,543,429            48,028,141              (7,553,705)             40,474,436
    Equity Q                             854,046,700           276,975,005             (20,792,705)            256,182,300
    International                        900,627,553           142,445,029            (102,700,284)             39,744,745
    Fixed Income I                       828,309,283            21,692,785                (974,521)             20,718,264
    Fixed Income II                      226,510,548               617,290                (412,006)                205,284
    Fixed Income III                     427,344,115             7,319,023              (1,400,278)              5,918,745


    Dividends and distributions to shareholders: For all Funds, income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly, except for the International Fund, which generally declares and pays dividends annually. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income tax on any remaining undistributed capital gains and net investment income.

    The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in options, futures, forward contracts, passive foreign investment companies, foreign-denominated investments, mortgage-backed securities, and certain securities sold at a loss. Accordingly, a Fund may periodically make a reclassification among certain of its capital accounts without impacting its net asset value.

    The following reclassifications have been made to reflect activity for the year ended December 31, 1997:

                                  Undistributed            Accumulated
                                  Net Investment           Net Realized
                                      Income                Gain (Loss)
                                ------------------       ----------------
    Equity I                    $           25,616       $        (25,616)
    Equity III                              43,151                (43,151)
    International                       (1,546,612)             1,546,612
    Fixed Income I                         453,723               (453,723)
    Fixed Income II                        356,118               (356,118)
    Fixed Income III                       770,175               (770,175)

                                               Notes to Financial Statements 123

Frank Russell Investment Company

    Expenses: The Funds will pay their own expenses other than those expressly assumed by the Management Company. Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed are allocated among all Funds principally based on their relative net assets.

    Deferred organization expenses: Organization and initial registration costs of the Fixed Income III Fund were deferred and were amortized over 60 months on a straight-line basis.

    Repurchase agreements: The Funds may engage in repurchase agreements with several financial institutions whereby a Fund, through its custodian, receives delivery of underlying securities as collateral. Each Fund's Money Manager will monitor repurchase agreements daily to determine that the market value (including accrued interest) of the underlying securities at Fedwire closing time remains at least equal to 102% of the repurchase price. The Money Manager will notify the Seller to immediately increase the collateral on the repurchase agreement to 102% of the repurchase price if collateral value falls below 102%.

    Foreign currency translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts and transactions of the Funds are translated into U.S. dollars on the following basis:

       (a) Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

       (b) Outstanding purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

    Reported net realized gains or losses from foreign currency-related transactions arise from: sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, at period-end, as a result of changes in the exchange rates.

    It is not practical to isolate that portion of the results of operations of the Funds that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Funds do isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

    Derivatives: To the extent permitted by the investment objectives, restrictions and policies set forth in the Funds' Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Funds in meeting their investment strategies.

    The Funds typically use derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by certain Funds through the use of options and futures to earn "market-like" returns with their excess and liquidity reserve cash balances. Hedging is used by some funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund. By purchasing certain instruments, Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

    Foreign currency exchange contracts: In connection with portfolio purchases and sales of securities denominated in a foreign currency, certain Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts ("contracts"). The International Fund may enter into foreign currency forward overlays on liquidity reserve balances. Additionally, from time to time the International, Fixed Income I, Fixed Income II and Fixed Income III Funds may enter into contracts to

124 Notes to Financial Statements

Frank Russell Investment Company
    hedge certain foreign currency-denominated assets. Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, that are recognized in the Statement of Assets and Liabilities. Realized gains or losses arising from such transactions are included in net realized gain (or loss) from foreign currency-related transactions. Open contracts at December 31, 1997, are presented on the Statement of Net Assets for the applicable Funds.

    Forward commitments: The Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time (i.e., a "forward commitment," "delayed settlement" or "when issued" transaction, e.g., to be announced ("TBA")) consistent with a Fund's ability to manage its investment portfolio and meet redemption requests. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and realize short-term gains (or losses) upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

    Options: The Funds may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market. These Funds may also purchase and sell call and put options on foreign currencies. The domestic equity Funds may utilize options to equitize liquidity reserve balances.

    When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying security. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

    The Funds' use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds' exposure to off balance sheet risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates. The Funds' activities in written options are conducted through regulated exchanges, which do not result in counterparty credit risks.

    Futures: The domestic and international equity Funds utilize futures to equitize liquidity reserve balances. Fixed Income III Fund may utilize futures contracts (i.e., interest rate, foreign currency and index futures contracts) to a limited extent. The face or contract amounts of these instruments reflect the extent of the Funds' exposure to off balance sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Changes in the initial settlement values of futures contracts are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

                                           Notes to Financial Statements 125

Frank Russell Investment Company

3.  Investment Transactions

    Securities: During the year ended December 31, 1997, purchases and sales of investment securities (excluding U.S. Government and Agency obligations, short-term investments, options, futures and repurchase agreements) were as follows:

                                Purchases           Sales
                              --------------    --------------
    Equity I                  $1,134,920,919    $1,243,132,354
    Equity II                    418,691,957       413,483,080
    Equity III                   287,149,520       325,286,786
    Equity Q                     929,016,839       938,570,345

                                Purchases           Sales
                              --------------    --------------
    International             $  768,999,576    $  736,612,186
    Fixed Income I               216,787,071       134,956,589
    Fixed Income II              184,987,217       118,869,348
    Fixed Income III             190,472,280       142,098,848

    Purchases and sales of U.S. Government and Agency obligations (excluding short-term investments, options, futures and repurchase agreements) were as follows:

                                Purchases           Sales
                              --------------    --------------
    Fixed Income I            $1,000,996,939    $1,015,386,160
    Fixed Income II              301,898,763       348,018,256
    Fixed Income III             691,775,189       685,920,712

    Options Written and Futures Contracts: Fund transactions in written options and futures contracts for the year ended December 31, 1997 were as follows:

    Equity I                                       Futures Contracts
                                                                 Aggregate
                                             Number of         Face Value of
                                             Contracts         Contracts (1)
                                           -------------     -----------------
       Outstanding December 31, 1996                  72     $      20,605,325
       Opened                                      1,160           364,722,114
       Closed                                     (1,056)         (346,304,134)
                                           -------------     -----------------
       Outstanding December 31, 1997                 176     $      39,023,305
                                           =============     =================

    Equity II                                       Written Options                Futures Contracts
                                                                                                Aggregate
                                               Number of        Premiums       Number of      Face Value of
                                               Contracts        Received       Contracts      Contracts (1)
                                             --------------  --------------  --------------  --------------
       Outstanding December 31, 1996                     30  $       18,659             130  $   24,957,997
       Opened                                            --              --             861     171,658,373
       Closed                                           (30)        (18,659)           (845)   (170,502,026)
                                             --------------  --------------  --------------  --------------
       Outstanding December 31, 1997                     --  $           --             146  $   26,114,344
                                             ==============  ==============  ==============  ==============

    Equity III                                     Futures Contracts
                                                                 Aggregate
                                             Number of         Face Value of
                                             Contracts         Contracts (1)
                                           -------------     -----------------
        Outstanding December 31, 1996                 23     $       6,578,350
        Opened                                       264            79,649,170
        Closed                                      (248)          (79,037,170)
                                           -------------     -----------------
        Outstanding December 31, 1997                 39     $       7,190,350
                                           =============     =================

    (1) The aggregate face value of contracts is computed on the date each contract was opened.

126 Notes to Financial Statements

Frank Russell Investment Company

    Equity Q                                         Futures Contracts
                                                                  Aggregate
                                                 Number of      Face Value of
                                                 Contracts      Contracts (1)
                                              ---------------  ---------------
       Outstanding December 31, 1996                       38  $     8,595,511
       Opened                                             568      175,845,154
       Closed                                            (497)    (159,468,546)
                                              ---------------  ---------------
       Outstanding December 31, 1997                      109  $    24,972,119
                                              ===============  ===============
    International                                     Futures Contracts
                                                                   Aggregate
                                                  Number of      Face Value of
                                                  Contracts      Contracts (1)
                                               ---------------  ---------------
       Outstanding December 31, 1996                       474  $    67,936,821
       Opened                                            3,496      468,943,969
       Closed                                           (3,609)    (489,902,555)
                                               ---------------  ---------------
       Outstanding December 31, 1997                       361  $    46,978,235
                                               ===============  ===============

    Fixed Income I                                      Written Options
                                                  Number of        Premiums
                                                  Contracts        Received
                                               ---------------  ---------------
       Outstanding December 31, 1996                        --  $            --
       Opened                                              263          176,474
       Closed                                              (22)         (12,203)
       Expired                                             (32)         (28,758)
                                               ---------------  ---------------
       Outstanding December 31, 1997                       209  $       135,513
                                               ===============  ===============

    Fixed Income III                                    Written Options                Futures Contracts
                                                                                                    Aggregate
                                                  Number of        Premiums         Number of      Face Value of
                                                  Contracts        Received         Contracts      Contracts (1)
                                               ---------------  ---------------  ---------------  ---------------
        Outstanding December 31, 1996                       20  $         7,893              301  $    33,297,875
        Opened                                             282          188,802            1,760      197,727,541
        Closed                                             (24)         (13,313)          (1,632)    (180,555,633)
        Expired                                            (52)         (36,650)              --               --
                                               ---------------  ---------------  ---------------  ---------------
        Outstanding December 31, 1997                      226  $       146,732              429  $    50,469,783
                                               ===============  ===============  ===============  ===============

    (1) The aggregate face value of contracts is computed on the date each contract was opened.

4.  Related Parties
    Manager: Frank Russell Investment Management Company ("FRIMCo" or "Manager") operates and administers all of the Funds which comprise the Investment Company, and manages the Money Market and the U.S. Government Money Market Funds (the Money Market and the U.S. Government Money Market Funds are a series of the Investment Company that are not presented in this report). FRIMCo is a wholly owned subsidiary of Frank Russell Company, which researches and recommends to FRIMCo, and to the Investment Company, one or more investment management organizations to manage the portfolio of each Fund.

                                               Notes to Financial Statements 127

Frank Russell Investment Company

    For the year ended December 31, 1997, the management fee paid to FRIMCo, for the Funds listed below, in accordance with the Investment Company's Management Agreement with that firm, amounted to $29,861,529 before waivers. Such fee is payable monthly and is equal to the annual rate, by Fund, shown in the table below, of the average daily net assets of the applicable Fund.

                       Annual Rate                                   Annual Rate
                       -----------                                   -----------
    Equity I              0.60%              International              0.75%
    Equity II             0.75               Fixed Income I             0.30
    Equity III            0.60               Fixed Income II            0.50
    Equity Q              0.60               Fixed Income III           0.55

    The management contract also provides that if any Fund's expenses (exclusive of interest and taxes) exceed specified limits imposed by the Manager on an annual basis, such excess will be paid by FRIMCo. The Manager of the Fixed Income III Fund voluntarily agreed to waive a portion of its 0.55% management fee, to the extent total fund level expenses for the Fund exceed 0.75% of its average daily net assets on an annual basis. There were no waivers for the Fixed Income III Fund for the period ended December 31, 1997.

    Effective October 15, 1997, FRIMCo began calculating its management fee based on average daily net assets for each Fund less any management fee incurred on assets invested in the Money Market Fund (see Note 5) thereby eliminating any duplication of fees. Prior to October 15, 1997, FRIMCo calculated its management fee based on average daily net assets for each Fund, which may have included an investment in the Money Market Fund. Prior to October 15, 1997, the Money Market Fund waived all management fees.

    Bookkeeping services: Fees for bookkeeping and analytic services provided to the Funds are paid or accrued to Frank Russell Company, an affiliate of the Investment Company. Frank Russell Company provides its Portfolio Verification System ("PVS") and TruVP System to the Funds, pursuant to a written Service Agreement. The PVS computerized database system records detailed transactions data for each of the Funds necessary to prepare various financial and Internal Revenue Service accounting reports, whereas the TruVP System provides analytics used by the investment department. The Funds' fees for the year ended December 31, 1997 were $259,140. The PVS System portion of the service agreement was terminated during 1997.

    Transfer agent: The Funds have a contract with FRIMCo, to provide transfer agent services to the Investment Company. Total fees for the year ended December 31, 1997 were $1,914,751.

    Distributor: Russell Fund Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of FRIMCo, is the principal Distributor for Investment Company shares. The Distributor receives no compensation from the Funds for its services.

    Accrued fees payable to affiliates as of December 31, 1997 were as follows:

                         Management    Bookkeeping       Transfer
                            Fees       Service Fees     Agent Fees       Totals
                        ------------  --------------  --------------  ------------
    Equity I            $    575,879  $       27,704  $       44,207  $    647,790
    Equity II                295,580          18,509          30,354       344,443
    Equity III               121,924           9,680          21,006       152,610
    Equity Q                 562,965           8,853           9,944       581,762
    International            622,131          33,338          42,821       698,290
    Fixed Income I           194,909          15,650          43,031       253,590
    Fixed Income II           96,560          10,196          16,741       123,497
    Fixed Income III         167,993          12,242          31,514       211,749
                        ------------  --------------  --------------  ------------
                        $  2,637,941  $      136,172  $      239,618  $  3,013,731
                        ============  ==============  ==============  ============

128 Notes to Financial Statements

Frank Russell Investment Company

    Brokerage commissions: The Funds may effect portfolio transactions through Frank Russell Securities, Inc., an affiliate of the Manager, when a money manager determines that the Fund will receive competitive execution, price, and commissions. Upon completion of such transactions, Frank Russell Securities, Inc. will refund up to 70% of the commissions paid by that Fund after reimbursement for research services provided to FRIMCo. Amounts retained by Frank Russell Securities, Inc. for the year ended December 31, 1997 were as follows:

    Equity I           $     119,588         Equity III             $     45,847
    Equity II                 13,291         International               247,081

    Additionally, the Funds paid brokerage commissions to non-affiliated brokers who provided brokerage and research services to the Manager.

    Board of Trustees: The Investment Company pays each of its Trustees not affiliated with FRIMCo a retainer of $20,000 per year plus out-of-pocket expenses. Total Trustee expenses were $101,243 for the year ended December 31, 1997, and were allocated to each Fund on a pro rata basis, including 20 affiliated funds not represented herein.

5.  Money Market Fund

    The Funds are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds' objectives) in the Frank Russell Investment Company Money Market Fund (a series of Frank Russell Investment Company not presented herein). As of December 31, 1997, $295,347,000 of the Money Market Fund's net assets represents investments by these Funds and $412,585,000 represents the investments of other affiliated funds not presented herein.

6.  Fund Share Transactions

    Share transactions for the years ended December 31, were as follows:

                                                          Shares                             Dollars
                                            ---------------------------------   ---------------------------------
                                                  1997             1996               1997              1996
                                            ---------------   ---------------   ---------------   ---------------
    Equity I
      Proceeds from shares sold                   9,571,549         8,775,051   $   318,926,605   $   259,990,186
      Proceeds from reinvestment
          of distributions                        8,403,086         3,653,485       251,274,449       107,746,730
      Payments for shares redeemed              (12,432,666)       (7,566,740)     (416,468,295)     (228,747,218)
                                            ---------------   ---------------   ---------------   ---------------
      Total net increase (decrease)               5,541,969         4,861,796   $   153,732,759   $   138,989,698
                                            ===============   ===============   ===============   ===============
    Equity II
      Proceeds from shares sold                   4,308,084         3,958,072   $   138,867,923   $   119,536,766
      Proceeds from reinvestment
          of distributions                        1,960,489         1,337,201        61,436,762        38,886,095
      Payments for shares redeemed               (3,821,842)       (2,794,591)     (128,686,967)      (86,009,252)
                                            ---------------   ---------------   ---------------   ---------------
      Total net increase (decrease)               2,446,731         2,500,682   $    71,617,718   $    72,413,609
                                            ===============   ===============   ===============   ===============
    Equity III
      Proceeds from shares sold                   1,592,374         1,683,661   $    53,105,282   $    50,259,727
      Proceeds from reinvestment
          of distributions                        1,960,469         1,116,778        57,577,559        32,500,662
      Payments for shares redeemed               (2,899,571)       (2,974,943)      (93,209,130)      (90,321,893)
                                            ---------------   ---------------   ---------------   ---------------
      Total net increase (decrease)                 653,272          (174,504)  $    17,473,711   $    (7,561,504)
                                            ===============   ===============   ===============   ===============

                                              Notes to Financial Statements 129

Frank Russell Investment Company

                                                          Shares                             Dollars
                                            ---------------------------------   ---------------------------------
                                                  1997              1996              1997              1996
                                            ---------------   ---------------   ---------------   ---------------
    Equity Q
      Proceeds from shares sold                   8,963,096         7,321,433   $   322,888,554   $   234,003,820
      Proceeds from reinvestment
          of distributions                        5,185,592         2,845,096       181,290,822        90,801,198
      Payments for shares redeemed              (11,469,089)       (5,729,549)     (424,121,094)     (186,870,315)
                                            ---------------   ---------------   ---------------   ---------------
      Total net increase (decrease)               2,679,599         4,436,980   $    80,058,282   $   137,934,703
                                            ===============   ===============   ===============   ===============
    International
      Proceeds from shares sold                  10,420,072         7,697,721   $   390,495,912   $   288,204,022
      Proceeds from reinvestment
          of distributions                        1,995,915         1,016,218        68,774,542        37,375,538
      Payments for shares redeemed               (9,560,991)       (5,431,548)     (360,640,598)     (203,491,100)
                                            ---------------   ---------------   ---------------   ---------------
      Total net increase (decrease)               2,854,996         3,282,391   $    98,629,856   $   122,088,460
                                            ===============   ===============   ===============   ===============
    Fixed Income I
      Proceeds from shares sold                  13,731,606        10,114,528   $   290,844,536   $   213,565,349
      Proceeds from reinvestment
          of distributions                        1,875,831         1,613,448        39,542,171        33,578,468
      Payments for shares redeemed              (10,089,965)       (9,711,571)     (213,616,474)     (203,926,174)
                                            ---------------   ---------------   ---------------   ---------------
      Total net increase (decrease)               5,517,472         2,016,405   $   116,770,223   $    43,217,643
                                            ===============   ===============   ===============   ===============
    Fixed Income II
      Proceeds from shares sold                   7,036,585         4,900,949   $   129,655,206   $    90,321,507
      Proceeds from reinvestment
          of distributions                          641,394           518,160        11,742,346         9,481,619
      Payments for shares redeemed               (7,319,010)       (3,169,389)     (135,131,042)      (58,413,181)
                                            ---------------   ---------------   ---------------   ---------------
      Total net increase (decrease)                 358,969         2,249,720   $     6,266,510   $    41,389,945
                                            ===============   ===============   ===============   ===============
    Fixed Income III
      Proceeds from shares sold                  16,294,869        11,479,120   $   168,283,128   $   116,456,798
      Proceeds from reinvestment
          of distributions                        2,096,517         1,651,840        21,580,122        16,602,395
      Payments for shares redeemed              (10,407,484)       (8,829,297)     (107,669,883)      (89,782,456)
                                            ---------------   ---------------   ---------------   ---------------
      Total net increase (decrease)               7,983,902         4,301,663   $    82,193,367   $    43,276,737
                                            ===============   ===============   ===============   ===============

7.  Beneficial Interest

    The following Funds have one or more shareholders with an interest greater than 10% of the total outstanding shares as of December 31, 1997: Equity I 12.3%, Equity III 12.4% and 12.8%, Equity Q 24.3%, Fixed Income I 15.6% and 14.1%, Fixed Income III 29.5%, and International 23.2%.

8.  Subsequent Events

    On August 10, 1998, Frank Russell Company entered into an agreement with The Northwestern Mutual Life Insurance Co., an insurance organization, pursuant to which Northwestern Mutual Life will acquire all of the outstanding common stock of Frank Russell Company.

    At its meeting on April 27, 1998, the Investment Company's Board of Trustees, in an effort to meet the best interests of shareholders of the Volatility Constrained Bond Fund and the Fixed Income II Fund (a series of the Investment Company not presented herein) approved a plan of reorganization for the merger of the two Funds. The merger is subject to shareholder approval at a meeting scheduled for November 19, 1998.

130 Notes to Financial Statements

Report of Independent Accountants




To the Shareholders and Board
of Trustees of Frank Russell Investment Company:

We have audited the accompanying statements of assets and liabilities and statements of net assets of each of the series of Frank Russell Investment Company (in this report comprised of Equity I, Equity II, Equity III, Equity Q, International, Fixed Income I, Fixed Income II and Fixed Income III (the "Funds")), as of December 31, 1997, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds enumerated above as of December 31, 1997, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein in conformity with generally accepted accounting principles.

Seattle, Washington
February 17, 1998,
except for Note 8
as to which the
date is August 10, 1998

                                            /s/ PricewaterhouseCoopers LLP

                                           Report of Independent Accountants 131

Frank Russell Investment Company

Tax Information

December 31, 1997 (Unaudited)


Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended December 31, 1997:

                                        Total Long-Term               20%
                                         Capital Gains           Capital Gains
                                        ---------------         ---------------
    Equity I                            $   150,250,083         $    65,043,173
    Equity II                                40,385,281              18,152,983
    Equity III                               31,289,965              12,438,608
    Equity Q                                131,064,519              48,567,347
    International                            53,676,887              24,862,378
    Fixed Income III                          1,962,429               1,420,225

132 Tax Information

Frank Russell Investment Company
909 A Street, Tacoma, Washington 98402
(800) 832-6688
In Washington (253) 627--7001


Trustees
  George F. Russell, Jr., Chairman
  Lynn L. Anderson
  Paul E. Anderson
  Paul Anton, PhD
  William E. Baxter
  Lee C. Gingrich
  Eleanor W. Palmer

Officers
  Lynn L. Anderson, President and Chief Executive Officer
  Peter Apanovitch, Manager of Short Term Investment Funds
  George W. Weber, Treasurer and Chief Accounting Officer
  Randall P. Lert, Director of Investments
  Karl Ege, Secretary and General Counsel

Manager and Transfer Agent
  Frank Russell Investment Management Company
  909 A Street
  Tacoma, WA 98402

Consultant
  Frank Russell Company
  909 A Street
  Tacoma, WA 98402

Custodian
  State Street Bank and Trust Company
  1776 Heritage Drive
  North Quincy, MA 02171

Office of Shareholder Inquires
  909 A Street
  Tacoma, WA 98402
  (800) RUSSEL4
  (800) 787-7354

Legal Counsel
  Stradley, Ronon, Stevens & Young, LLP
  2600 -- One Commerce Square
  Philadelphia, PA 19103--7098

Independent Accountants
  Coopers & Lybrand L.L.P.
  One Post Office Square
  Boston, MA 02109

Distributor
  Russell Fund Distributors, Inc.
  909 A Street
  Tacoma, WA 98402

Money Managers

Equity I
  Alliance Capital Management L.P., Minneapolis, MN
  Barclays Global Fund Advisors, San Francisco, CA
  Equinox Capital Management, Inc., New York, NY
  INVESCO Capital Management, Inc., Atlanta, GA
  Lincoln Capital Management Company, Chicago, IL
  Peachtree Asset Management, Atlanta, GA
  Schneider Capital Management, Wayne, PA
  Suffolk Capital Management, Inc., New York, NY
  Trinity Investment Management Corporation, Boston, MA

Equity II
  Delphi Management, Inc., Boston, MA
  Fiduciary International, Inc., New York, NY
  GlobeFlex Capital, L.P., San Diego, CA
  Jacobs Levy Equity Management, Inc., Roseland, NJ
  Sirach Capital Management, Inc., Seattle, WA
  Wellington Management Company LLP, Boston, MA

Equity III
  Brandywine Asset Management, Inc., Wilmington, DE
  Equinox Capital Management, Inc., New York, NY
  Trinity Investment Management Corporation, Boston, MA

Equity Q
  Barclays Global Fund Advisors, San Francisco, CA
  Franklin Portfolio Associates, LLC, Boston, MA
  J.P. Morgan Investment Management, Inc., New York, NY

International
  J.P. Morgan Investment Management, Inc., New York, NY
  Marathon Asset Management Limited, London, England
  Mastholm Asset Management, L.L.C., Bellevue, WA
  Oechsle International Advisors, Boston, MA
  Rowe Price-Fleming International, Inc., Baltimore, MD
  Sanford C. Bernstein & Co., Inc., New York, NY
  The Boston Company Asset Management, Inc., Boston, MA

Fixed Income I
  Lincoln Capital Management Company, Chicago, IL
  Pacific Investment Management Company, Newport Beach, CA
  Standish, Ayer & Wood, Inc., Boston, MA

Fixed Income II
  BlackRock Financial Management, New York, NY
  Standish, Ayer & Wood, Inc., Boston, MA
  STW Fixed Income Management, Ltd., Hamilton, Bermuda

Fixed Income III
  BEA Associates, New York, NY
  Pacific Investment Management Company, Newport Beach, CA
  Standish, Ayer & Wood, Inc., Boston, MA

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Frank Russell Investment Company Such offering is made only by Prospectus, which includes details as to offering price and other material information.

                               Manager, Money Managers and Service Providers 133

                                                [LOGO OF RUSSELL]


                                                FRANK RUSSELL INVESTMENT COMPANY

                                                909 A Street
                                                Tacoma, WA 98402
                                                800-832-6688

                                                IN13(198)INST

                                                                       [ARTWORK]

                                                FRANK RUSSELL INVESTMENT COMPANY


                              1997 ANNUAL REPORT


LIFEPOINTS/R/ FUNDS                               EQUITY BALANCED STRATEGY FUND

                                                  AGGRESSIVE STRATEGY FUND

                                                  BALANCED STRATEGY FUND

                                                  MODERATE STRATEGY FUND

                                                  CONSERVATIVE STRATEGY FUND




                                                  December 31, 1997


                                                  [LOGO OF RUSSELL]

Frank Russell Investment Company

Frank Russell Investment Company is a "series mutual fund" with 28 different investment portfolios. These financial statements report on five Funds, each of which has distinct investment objectives and strategies.

Frank Russell Investment Management Company

Responsible for overall management and administration of the Funds.

Frank Russell Company

Consultant to Frank Russell
Investment Management Company.

                       Frank Russell Investment Company
                              LifePoints(R) Funds

                                 Annual Report

                               December 31, 1997






                                Table of Contents

                                                                            Page
  Letter to Our Clients..................................................     1
  Portfolio Management Discussion........................................     2
  Equity Balanced Strategy Fund..........................................     8
  Aggressive Strategy Fund...............................................    12
  Balanced Strategy Fund.................................................    16
  Moderate Strategy Fund.................................................    20
  Conservative Strategy Fund.............................................    24
  Notes to Financial Statements..........................................    29
  Report of Independent Accountants......................................    34
  Tax Information........................................................    35
  Manager, Money Managers and Service Providers..........................    36


Frank Russell Investment Company - LifePoints(R) Funds
Copyright(C) Frank Russell Company 1998. All rights reserved. This material is proprietary and may not be reproduced, transferred, or distributed in any form without prior written permission from Frank Russell Company. It is delivered on an "as is" basis without warranty. The Russell logo is a trademark and service mark of Frank Russell Company. Frank Russell Company is the owner of the trademarks, service marks, and copyrights related to its respective indexes. This material must be accompanied or preceded by a current Frank Russell Investment Company Prospectus containing complete information concerning the investment objectives and operations of the Company, charges, and expenses. The Prospectus should be read carefully before an investment is made. The performance quoted represents past performance and the investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Investments in securities of non-US issuers and foreign currencies involve investment risks different than those of US issuers; the Prospectus contains further information and details regarding these risks. Russell Fund Distributors, Inc., is the distributor of Frank Russell Investment Company.

To Our Clients


Frank Russell Investment Company is pleased to present its 1997 Annual Report. This report covers information on five of the Funds which were opened in the last quarter of 1997 and represents the Funds' sixteenth year of operation.

During the past year we have continued our focus on the benefits of multi-manager, multi-style diversification in structuring the Funds. We remain committed to providing our clients with superior investment solutions across each of our multiple manager and style Funds. These efforts proved worthwhile in 1997 as our Funds, in general, provided solid returns as compared to their respective benchmarks and attracted many new investors, both creating significant growth in assets.

Frank Russell Investment Management Company continuously evaluates the Funds we offer our clients. Each of these Funds is carefully monitored by Russell's investment professionals to ensure that the most appropriate investment advisors and strategies are utilized within each Fund. The Advisors are monitored by the Frank Russell Investment Management Company, using the expertise and advice of the consulting group of Frank Russell Company.

During the past year, the Frank Russell Investment Company opened five new LifePoints Funds; Equity Balanced Strategy Fund, Aggressive Strategy Fund, Balanced Strategy Fund, Moderate Strategy Fund and Conservative Strategy Fund. The LifePoints Funds diversify their assets by investing in shares of six to eight Funds of the Frank Russell Investment Company, referred to as the Underlying Funds. Each LifePoints Fund has a different investment objective which it seeks to achieve by investing in different combinations of the Underlying Funds. We are excited to offer these new products which we believe will provide additional diversification and convenience through a built-in asset allocation strategy.

We look forward to having the opportunity to work with you over the upcoming year and continuing to earn your support by exceeding your expectations. Thank you for your continued confidence and investment with Frank Russell Investment Company.

Sincerely,

/s/ George Russell                     /s/ Lynn L. Anderson

George F. Russell, Jr.                 Lynn L. Anderson
Chairman                               President and Chief Executive Officer
Frank Russell Company                  Frank Russell Investment Company

LifePoints(R) Funds

Portfolio Management Discussion

December 31, 1997 (Unaudited)



Performance Review

During 1997, Frank Russell Investment Company launched the LifePoints(R) Funds to meet the investment objectives of investors with varying degrees of risk tolerance. The Funds have an objective to outperform a composite benchmark, reflecting the performance of broadly based indices of US and international equities and US fixed income securities.

For the year ended December 31, 1997, the performance of domestic stocks once again defied expectations. Stocks provided investors with returns in excess of 30%--the first time the market has ever produced three consecutive years of gains in excess of 20%. Despite the market's strength, a year-end flight to defensive sectors made it a difficult year for fund managers to keep pace with market indices. The market's rotation away from segments emphasized by the "active" managers produced particularly weak fourth quarter results. The dominance of large capitalization stocks appeared to be at an end by mid year, but resumed again in the fourth quarter, resulting in the largest 50 stocks of the Russell 1000(R) Index outperforming small cap stocks in the Russell 2000(R) Index by nearly 14% for the year.

The consequences of the economic crises sweeping Asia during the last four months of the year were felt in virtually all developed markets. Already in a recession attributed to a poorly timed increase in consumption taxes, prospects for Japan's economy worsened when the weakening economies of its Asian trading partners diminished prospects for Japan's export business. Several major corporate failures in Japan provided some indications of the severity of the situation. Japanese stocks dropped 28% during the year. Although European economies seemed much healthier, the uncertain exposure of European companies to these markets dampened enthusiasm during the fourth quarter. However, European stocks still gained 24% for the year.

Interest rates declined throughout the year as signs of disinflation, or even deflation, helped ease yields. Although quite volatile again in 1997, the trend in falling yields was quite strong with the yield on the long bond reaching its lowest point since its introduction in 1977. The Federal Reserve Board added uncertainty to the market, but made only one interest rate move during the year, a 1/4% increase in the first quarter. With trends in the economy suggesting stable growth and no inflation, investors found appealing opportunities in several segments of the bond markets, including lower quality corporate issues.

Equity Balanced Strategy Fund

Portfolio Management Discussion

December 31, 1997 (Unaudited)

Objective: Equity Balanced Strategy Fund seeks to achieve high, long-term capital appreciation, by assuming a higher level of volatility in year-to-year market values of the Fund.

Strategy: Each LifePoints(R) Fund allocates its assets by investing in a diversified group of Underlying Funds. By investing in the multi-managed Underlying Funds, the LifePoints Funds seek to maintain different allocations between classes of domestic equity, international equity, and fixed income, depending on the LifePoints Fund's investment objective and risk profile.

                           [LINE GRAPH APPEARS HERE]

Dates          LifePoints(R) Equity Balanced Strategy Fund - Class E    Equity Balanced Lipper(C) Benchmark++
      *                                                      $10,000                                $10,000
   1997                                                       $9,758                                 $9,765


Equity Balanced Strategy Fund                Equity Balanced Lipper(C) Benchmark

 Periods Ended      Growth of      Total      Periods Ended     Growth of      Total
    12/31/97         $10,000      Return        12/31/97         $10,000      Return
--------------      ---------     ------      -------------     ---------     ------
Inception           $  9,758      (2.42)%     Inception         $  9,765      (2.35)%


* The Fund commenced operations on September 30, 1997. Index comparison began October 1, 1997.
++ The Equity Balanced Lipper(C) Benchmark is comprised of the following fund averages:
    60% Lipper(C) Growth & Income
    20% Lipper(C) International
    10% Lipper(C) Small Co. Growth
    5% Lipper(C) Emerging Markets
    5% Lipper(C) Real Estate

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                              Equity Balanced Strategy Fund   3

Aggressive Strategy Fund

Portfolio Management Discussion

December 31, 1997 (Unaudited)


Objective: Aggressive Strategy Fund seeks to achieve high, long-term capital appreciation, with low current income while assuming substantial volatility in year-to-year market values of the Fund.

Strategy: Each LifePoints(R) Fund allocates its assets by investing in a diversified group of Underlying Funds. By investing in the multi-managed Underlying Funds, the LifePoints Funds seek to maintain different allocations between classes of domestic equity, international equity, and fixed income, depending on the LifePoints Fund's investment objective and risk profile.

                           [LINE GRAPH APPEARS HERE]

 Dates          LifePoints(R) Aggressive Strategy Fund - Class E         Aggressive Lipper(C) Benchmark++
Inception*                                               $10,000                                  $10,000
      1997                                                $9,981                                   $9,795


Aggressive Strategy Fund                             Aggressive Lipper(C) Benchmark

 Periods Ended         Growth of      Total            Periods Ended           Growth of       Total
    12/31/97            $10,000       Return             12/31/97               $10,000        Return
--------------         ---------      ------           -------------           ---------       ------
Inception              $  9,981       (0.19)%          Inception               $  9,795        (2.05)%


* The Fund commenced operations on September 16, 1997. Index comparison began October 1, 1997.

++ The Aggressive Lipper(C) Benchmark is comprised of the following fund averages:
    42% Lipper(C) Growth & Income
    19% Lipper(C) International
    18% Lipper(C) Intermediate Investment Grade Debt
    11% Lipper(C) Small Co. Growth
     5% Lipper(C) Emerging Markets
     5% Lipper(C) Real Estate

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

4   Aggressive Strategy Fund

Balanced Strategy Fund

Portfolio Management Discussion

December 31, 1997 (Unaudited)


Objective: Balanced Strategy Fund seeks a moderate level of current income and, over time, above-average capital appreciation with moderate risk.

Strategy: Each LifePoints(r) Fund allocates its assets by investing in a diversified group of Underlying Funds. By investing in the multi-managed Underlying Funds, the LifePoints Funds seek to maintain different allocations between classes of domestic equity, international equity, and fixed income, depending on the LifePoints Fund's investment objective and risk profile.

                           [LINE GRAPH APPEARS HERE]

 Dates          LifePoints(R) Balanced Strategy Fund - Class E          Aggressive Lipper(C) Benchmark++
         *                                               $10,000                                  $10,000
      1997                                               $10,104                                   $9,944


Balanced Strategy Fund                              Balanced Lipper(C) Benchmark

 Periods Ended         Growth of      Total          Periods Ended           Growth of       Total
    12/31/97            $10,000       Return           12/31/97               $10,000        Return
--------------         --------       ------         -------------           ---------       ------
Inception              $ 10,104       1.04%          Inception               $  9,944        (0.56)%


* The Fund commenced operations on September 16, 1997. Index comparison began October 1, 1997.

++ The Balanced Lipper(C) Benchmark is comprised of the following fund averages:
    41% Lipper(C) Intermediate Investment Grade Debt
    32% Lipper(C) Growth & Income
    14% Lipper(C) International
     5% Lipper(C) Real Estate
     5% Lipper(C) Small Capitalization
     3% Lipper(C) Emerging Markets

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                     Balanced Strategy Fund   5

Moderate Strategy Fund

Portfolio Management Discussion

December 31, 1997 (Unaudited)


Objective: Moderate Strategy Fund seeks to achieve moderate long-term capital appreciation with high current income while assuming moderate volatility in year-to-year market values of the Fund.

Strategy: Each LifePoints(R) Fund allocates its assets by investing in a diversified group of Underlying Funds. By investing in the multi-managed Underlying Funds, the LifePoints Funds seek to maintain different allocations between classes of domestic equity, international equity, and fixed income, depending on the LifePoints Fund's investment objective and risk profile.

                           [LINE GRAPH APPEARS HERE]

 Dates          LifePoints(R) Moderate Strategy Fund - Class E          Moderate Lipper(C) Benchmark++
         *                                             $10,000                                  $10,000
      1997                                              $9,994                                  $10,018


Moderate Strategy Fund                              Moderate Lipper(C) Benchmark

 Periods Ended         Growth of      Total          Periods Ended           Growth of       Total
    12/31/97            $10,000       Return           12/31/97               $10,000        Return
--------------         --------       ------         -------------           ---------       ------
Inception              $  9,994       (0.06)%        Inception               $ 10,018         0.18%





* The Fund commenced operations on October 2, 1997. Index comparison began October 1, 1997.

++ The Moderate Lipper(C) Benchmark is comprised of the following fund averages:
    33% Lipper(C) Short Investment Grade Debt
    27% Lipper(C) Intermediate Investment Grade Debt
    22% Lipper(C) Growth & Income
     9% Lipper(C) International
     5% Lipper(C) Real Estate
     2% Lipper(C) Emerging Markets
     2% Lipper(C) Small Co. Growth

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

6   Moderate Strategy Fund

Conservative Strategy Fund

Portfolio Management Discussion

December 31, 1997 (Unaudited)


Objective: Conservative Strategy Fund seeks to achieve a moderate rate of return through low capital appreciation and reinvestment of a high level of current income.

Strategy: Each LifePoints(R) Fund allocates its assets by investing in a diversified group of Underlying Funds. By investing in the multi-managed Underlying Funds, the LifePoints Funds seek to maintain different allocations between classes of domestic equity, international equity, and fixed income, depending on the LifePoints Fund's investment objective and risk profile.

                           [LINE GRAPH APPEARS HERE]

 Dates          LifePoints(R) Conservative Strategy Fund - Class E          Conservative Lipper(C) Benchmark++
         *                                                 $10,000                                    $10,000
      1997                                                 $10,136                                    $10,082


Conservative Strategy Fund                          Conservative Lipper(C) Benchmark

 Periods Ended         Growth of      Total          Periods Ended           Growth of       Total
    12/31/97            $10,000       Return           12/31/97               $10,000        Return
--------------         --------       ------         -------------           ---------       ------
Inception              $ 10,136       1.36%          Inception               $ 10,082         0.82%


* The Fund commenced operations on November 7, 1997. Index comparison began October 1, 1997.

++ The Conservative Lipper(C) Benchmark is comprised of the following fund averages:
    60% Lipper(C) Short Investment Grade Debt
    18% Lipper(C) Intermediate Investment Grade Debt
    11% Lipper(C) Growth & Income
     5% Lipper(C) International
     5% Lipper(C) Real Estate
     1% Lipper(C) Emerging Markets

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

                                                  Conservative Strategy Fund  7

Equity Balanced Strategy Fund

Statement of Net Assets

December 31, 1997

                                                     Number
                                                       of              Market
                                                     Shares             Value
                                                    --------          --------
Investments
  Portfolios of the Frank Russell
  Investment Company Series Mutual Fund
  - Class S Shares

Domestic Equities - 80.9%
Diversified Equity Fund                              22,124         $   965,494
Quantitative Equity Fund                             26,217             964,263
Real Estate Securities Fund                           5,205             160,614
Special Growth Fund                                   7,097             324,497
                                                                    -----------
                                                                      2,414,868
                                                                    -----------

International Equities - 26.8%
Emerging Markets Fund                                13,628             160,677
International Securities Fund                        11,704             640,069
                                                                    -----------
                                                                        800,746
                                                                    -----------

Total Investments - 107.7%
(identified cost $3,432,889)(a)                                       3,215,614
                                                                    -----------
Other Assets and Liabilities
Deferred organization expenses (Note 2)                                  30,709
Other assets                                                             69,218
Bank overdraft                                                         (129,389)
Other liabilities (Note 4)                                             (200,990)
                                                                    -----------
Total Other Assets and Liabilities, Net - (7.7%)                       (230,452)
                                                                    -----------
Net Assets - 100.0%                                                 $ 2,985,162
                                                                    ===========

                                                                       Market
                                                                       Value
                                                                      --------
Net Assets consist of:
Accumulated distributions in excess
   of net investment income                                         $      (800)
Accumulated distributions in excess
  of net realized gains                                                 (40,022)
Unrealized appreciation (depreciation)
  on investments                                                       (217,275)
Shares of beneficial interest                                             3,381
Additional paid-in capital                                            3,239,878
                                                                    -----------
Net Assets                                                          $ 2,985,162
                                                                    ===========

Net Asset Value, offering and redemption price
per share ($2,985,162 divided by 338,132 shares
of $.01 par value shares of beneficial
interest outstanding)                                               $      8.83
                                                                    ===========

(a) See Note 2 for federal income tax information.

         The accompanying notes are an integral part of the financial statements

8   Equity Balanced Strategy Fund

Equity Balanced Strategy Fund

Statement of Operations

For the Period September 30, 1997 (Commencement of Operations) to December 31, 1997

Investment Income:
  Income distributions from Underlying Funds .....................................  $     9,147

Expenses (Notes 2 and 4):
  Management fees ..................................................    $   1,140
  Professional fees ................................................       11,242
  Registration fees ................................................       48,806
  Shareholder servicing fees .......................................        1,064
  Amortization of deferred organization expenses ...................        1,648
  Miscellaneous ....................................................          100
                                                                        ---------
  Expenses before reductions .......................................       64,000
  Expense reductions (Note 4) ......................................      (62,936)
                                                                        ---------

    Total Expenses ...............................................................        1,064
                                                                                    -----------
Net investment income ............................................................        8,083
                                                                                    -----------
Realized and Unrealized
  Gain (Loss) on Investments (Notes 2 and 3)
Net realized gain (loss) from:
  Investments ......................................................      (40,012)
  Capital gain distributions from Underlying Funds .................      242,030       202,018
                                                                        ---------
Net change in unrealized appreciation or depreciation of investments..............     (217,275)
                                                                                    -----------
Net gain (loss) on investments ...................................................      (15,257)
                                                                                    -----------
Net increase (decrease) in net assets resulting from operations ..................  $    (7,174)
                                                                                    ===========

        The accompanying notes are an integral part of the financial statements.

                                                Equity Balanced Strategy Fund  9

Equity Balanced Strategy Fund

Statement of Changes in Net Assets
For the Period September 30, 1997 (Commencement of Operations) to December 31, 1997

Increase (Decrease) in Net Assets
From Operations:
  Net investment income....................................................................   $     8,083
  Net realized gain (loss).................................................................       202,018
  Net change in unrealized appreciation or depreciation....................................      (217,275)
                                                                                              -----------
    Net increase (decrease) in net assets resulting from operations........................        (7,174)
                                                                                              -----------
From Distributions to Shareholders:
  Net investment income....................................................................        (8,083)
  In excess of net investment income.......................................................       (79,767)
  Net realized gain on investments.........................................................      (163,073)
                                                                                              -----------
    Total Distributions to Shareholders....................................................      (250,923)
                                                                                              -----------
From Fund Share Transactions:
  Net increase (decrease) in net assets from Fund share transactions (Note 5)..............     3,243,259
                                                                                              -----------
Total Net Increase (Decrease) in Net Assets................................................     2,985,162
Net Assets
  Beginning of period......................................................................            --
                                                                                              -----------
  End of period (including accumulated distributions in excess of
    net investment income of $800).........................................................   $ 2,985,162
                                                                                              ===========

        The accompanying notes are an integral part of the financial statements.

10  Equity Balanced Strategy Fund

Equity Balanced Strategy Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each year or period and other performance information derived from the financial statements.

                                                                      1997(*)
                                                                  -------------
Net Asset Value, Beginning of Period ............................ $       10.00
                                                                  -------------
Income From Investment Operations:
   Net investment income ........................................           .09
   Capital gain distributions from Underlying Funds .............          2.73
   Net realized and unrealized gain (loss) on investments .......         (3.06)
                                                                  -------------
      Total Income From Investment Operations ...................          (.24)
                                                                  -------------
Less Distributions:
   Net investment income ........................................          (.09)
   In excess of net investment income ...........................          (.24)
   Net realized gain on investments .............................          (.60)
                                                                  -------------
      Total Distributions .......................................          (.93)
                                                                  -------------
Net Asset Value, End of Period .................................. $        8.83
                                                                  =============
Total Return (%)(a) .............................................         (2.42)

Ratios/Supplemental Data:
   Net Assets, end of period ($000 omitted) .....................         2,985

   Ratios to average net assets (%):
      Operating expenses, net (b)(c) ............................           .25
      Operating expenses, gross (c)(d) ..........................           358
      Net investment income (d) .................................           .45
   Portfolio turnover rate (%)(b) ...............................         48.30

* For the period September 30, 1997 (commencement of operations) to December 31, 1997.
(a) Periods less than one year are not annualized.
(b) The ratios for the period September 30, 1997 (commencement of operations) to December 31, 1997 are annualized.
(c) See Note 4 for current period amounts.
(d) The ratio has not been annualized due to the Fund's short period of operation.

                                               Equity Balanced Strategy Fund  11

Aggressive Strategy Fund

Statement of Net Assets

December 31, 1997

                                            Number
                                              of         Market
                                            Shares       Value
                                           --------     --------
Investments
  Portfolios of the Frank Russell
  Investment Company Series Mutual Fund
  - Class S Shares
Domestic Equities - 61.7%
Diversified Equity Fund                     27,156       $1,185,069
Quantitative Equity Fund                    32,180        1,183,567
Real Estate Securities Fund                  9,126          281,631
Special Growth Fund                         13,688          625,818
                                                         ----------
                                                          3,276,085
                                                         ----------
International Equities - 25.4%
Emerging Markets Fund                       23,897          281,745
International Securities Fund               19,497        1,066,282
                                                         ----------
                                                          1,348,027
                                                         ----------
Bonds - 19.1%
Multistrategy Bond Fund                     98,877        1,014,483
                                                         ----------
Total Investments - 106.2%
(identified cost $5,950,702)(a)                           5,638,595
                                                         ----------
Other Assets and Liabilities
Deferred organization expenses (Note 2)                      30,478
Other assets                                                108,296
Bank overdraft                                             (154,179)
Other liabilities (Note 4)                                 (315,916)
                                                         ----------
Total Other Assets and Liabilities, Net - (6.2%)           (331,321)
                                                         ----------
Net Assets - 100.0%                                      $5,307,274
                                                         ==========

                                                            Market
                                                             Value
                                                           --------
Net Assets consist of:
Undistributed net investment income                      $    2,716
Accumulated distributions in excess of
  net realized gains                                        (68,480)
Unrealized appreciation (depreciation)
  on investments                                           (312,107)
Shares of beneficial interest                                 5,805
Additional paid-in capital                                5,679,340
                                                         ----------
Net Assets                                               $5,307,274
                                                         ==========
Net Asset Value, offering and redemption price
  per share:  ($5,307,274 divided by 580,464
  shares of $.01 par value shares of beneficial
  interest outstanding)                                  $     9.14
                                                         ==========

(a) See Note 2 for federal income tax information.

        The accompanying notes are an integral part of the financial statements.

12  Aggressive Strategy Fund

Aggressive Strategy Fund

Statement of Operations
For the Period September 16, 1997 (Commencement of Operations) to December 31, 1997

Investment Income:
Income distributions from Underlying Funds .............................................  $     24,429

Expenses (Notes 2 and 4):
  Management fees ....................................................  $    1,727
  Professional fees ..................................................      13,368
  Registration fees ..................................................      49,109
  Shareholder servicing fees .........................................       1,651
  Amortization of deferred organization expenses .....................       1,878
  Miscellaneous ......................................................         100
                                                                        ----------
  Expenses before reductions .........................................      67,833
  Expense reductions (Note 4) ........................................     (66,182)
                                                                        ----------
    Total Expenses .....................................................................         1,651
                                                                                          ------------
Net investment income ..................................................................        22,778
                                                                                          ------------
Realized and Unrealized
  Gain (Loss) on Investments (Notes 2 and 3)
Net realized gain (loss) from:
  Investments ........................................................     (68,437)
  Capital gain distributions from Underlying Funds ...................     372,848             304,411
                                                                        ----------
Net change in unrealized appreciation or depreciation of investments ...................      (312,107)
                                                                                          ------------
Net gain (loss) on investments .........................................................        (7,696)
                                                                                          ------------
Net increase (decrease) in net assets resulting from operations ........................  $     15,082
                                                                                          ============

        The accompanying notes are an integral part of the financial statements.

                                                    Aggressive Strategy Fund  13

Aggressive Strategy Fund

Statement of Changes in Net Assets
For the Period September 16, 1997 (Commencement of Operations) to December 31, 1997

Increase (Decrease) in Net Assets
From Operations:
  Net investment income......................................................................   $    22,778
  Net realized gain (loss)...................................................................       304,411
  Net change in unrealized appreciation or depreciation......................................      (312,107)
                                                                                                -----------
    Net increase (decrease) in net assets resulting from operations..........................        15,082
                                                                                                -----------
From Distributions to Shareholders:
  Net investment income......................................................................       (22,778)
  In excess of net investment income.........................................................      (119,617)
  Net realized gain on investments...........................................................      (250,558)
                                                                                                -----------
    Total Distributions to Shareholders......................................................      (392,953)
                                                                                                -----------
From Fund Share Transactions:
  Net increase (decrease) in net assets from Fund share transactions (Note 5)................     5,685,145
                                                                                                -----------
Total Net Increase (Decrease) in Net Assets..................................................     5,307,274

Net Assets
  Beginning of period........................................................................            --
                                                                                                -----------
  End of period (including undistributed net investment income of $2,716)....................   $ 5,307,274
                                                                                                ===========

        The accompanying notes are an integral part of the financial statements.

14  Aggressive Strategy Fund

Aggressive Strategy Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each year or period and other performance information derived from the financial statements.

                                                                     1997(*)
                                                                  ----------
Net Asset Value, Beginning of Period...........................   $    10.00
                                                                  ----------
Income From Investment Operations:
  Net investment income........................................          .10
  Capital gain distributions from Underlying Funds.............         1.66
  Net realized and unrealized gain (loss) on investments.......        (1.77)
                                                                  ----------
    Total Income From Investment Operations....................         (.01)
                                                                  ----------
Less Distributions:
  Net investment income........................................         (.10)
  In excess of net investment income...........................         (.21)
  Net realized gain on investments.............................         (.54)
                                                                  ----------
    Total Distributions........................................         (.85)

Net Asset Value, End of Period.................................   $     9.14
                                                                  ==========
Total Return (%)(a)............................................         (.19)

Ratios/Supplemental Data:
  Net Assets, end of period ($000 omitted).....................        5,307
  Ratios to average net assets (%):
    Operating expenses, net (b)(c).............................          .25
    Operating expenses, gross (c)(d)...........................         2.88
    Net investment income (d)..................................          .97
  Portfolio turnover rate (%)(b)...............................        56.88


* For the period September 16, 1997 (commencement of operations) to December 31, 1997.
(a) Periods less than one year are not annualized.
(b) The ratios for the period September 16, 1997 (commencement of operations) to December 31, 1997 are annualized.
(c) See Note 4 for current period amounts.
(d) The ratio has not been annualized due to the Fund's short period of operation.

                                                    Aggressive Strategy Fund  15

Balanced Strategy Fund

Statement of Net Assets

December 31, 1997

                                                      Number
                                                        of             Market
                                                      Shares            Value
                                                    -----------      ----------
Investments
  Portfolios of the Frank Russell
  Investment Company Series Mutual Fund
  - Class S Shares
Domestic Equities - 44.1%
Diversified Equity Fund                                 13,687       $  597,294
Quantitative Equity Fund                                16,231          596,990
Real Estate Securities Fund                              6,013          185,556
Special Growth Fund                                      4,122          188,468
                                                                     ----------
                                                                      1,568,308
                                                                     ----------
International Equities - 17.6%
Emerging Markets Fund                                    9,488          111,860
International Securities Fund                            9,397          513,949
                                                                     ----------
                                                                        625,809
                                                                     ----------
Bonds - 42.3%
Diversified Bond Fund                                   39,232          919,195
Multistrategy Bond Fund                                 57,004          584,857
                                                                     ----------
                                                                      1,504,052
                                                                     ----------
Total Investments - 104.0%
(identified cost $3,862,686)(a)                                       3,698,169
                                                                     ----------
Other Assets and Liabilities
Deferred organization expenses (Note 2)                                  30,478
Other assets                                                             34,224
Liabilities (Note 4)                                                   (208,375)
                                                                     ----------
Total Other Assets and Liabilities, Net-(4.0%)                         (143,673)
                                                                     ----------
Net Assets - 100.0%                                                  $3,554,496
                                                                     ==========

                                                                       Market
                                                                       Value
                                                                    -----------
Net Assets consist of:
Undistributed net investment income                                 $     5,633
Accumulated distributions in excess of
  net realized gains                                                    (16,916)
Unrealized appreciation (depreciation)
  on investments                                                       (164,517)
Shares of beneficial interest                                             3,756
Additional paid-in capital                                            3,726,540
                                                                    -----------
Net Assets                                                          $ 3,554,496
                                                                    ===========
Net Asset Value, offering and redemption price per share:
  ($3,554,496 divided by 375,568 shares of $.01 par value
  shares of beneficial interest outstanding)                        $      9.46
                                                                    ===========


(a)  See Note 2 for federal income tax information.

        The accompanying notes are an integral part of the financial statements.

16  Balanced Strategy Fund

Balanced Strategy Fund

Statement of Operations
For the Period September 16, 1997 (Commencement of Operations) to December 31, 1997

Investment Income:
Income distributions from Underlying Funds .............................................  $    22,231

Expenses (Notes 2 and 4):
  Management fees ........................................................  $     1,187
  Professional fees ......................................................       12,044
  Registration fees ......................................................       48,934
  Shareholder servicing fees .............................................        1,150
  Amortization of deferred organization expenses .........................        1,878
  Miscellaneous ..........................................................          100
                                                                            -----------
  Expenses before reductions .............................................       65,293
  Expense reductions (Note 4) ............................................      (64,143)
                                                                            -----------
    Total Expenses .....................................................................        1,150
                                                                                          -----------
Net investment income ..................................................................       21,081
                                                                                          -----------
Realized and Unrealized
  Gain (Loss) on Investments (Notes 2 and 3)
Net realized gain (loss) from:
  Investments ............................................................      (16,936)
  Capital gain distributions from Underlying Funds .......................      191,533       174,597
                                                                            -----------
Net change in unrealized appreciation or depreciation of investments ...................     (164,517)
                                                                                          -----------
Net gain (loss) on investments .........................................................       10,080
                                                                                          -----------
Net increase (decrease) in net assets resulting from operations ........................  $    31,161
                                                                                          ===========

        The accompanying notes are an integral part of the financial statements.

                                                      Balanced Strategy Fund  17

Balanced Strategy Fund

Statement of Changes in Net Assets
For the Period September 16, 1997 (Commencement of Operations) to December 31, 1997

Increase (Decrease) in Net Assets
From Operations:
  Net investment income.......................................................................   $       21,081
  Net realized gain (loss)....................................................................          174,597
  Net change in unrealized appreciation or depreciation.......................................         (164,517)
                                                                                                 --------------
    Net increase (decrease) in net assets resulting from operations...........................           31,161
                                                                                                 --------------
From Distributions to Shareholders:
  Net investment income.......................................................................          (21,081)
  In excess of net investment income..........................................................          (56,712)
  Net realized gain on investments............................................................         (129,168)
                                                                                                 --------------
    Total Distributions to Shareholders.......................................................         (206,961)
                                                                                                 --------------
From Fund Share Transactions:
  Net increase (decrease) in net assets from Fund share transactions (Note 5).................        3,730,296
                                                                                                 --------------
Total Net Increase (Decrease) in Net Assets...................................................        3,554,496

Net Assets
  Beginning of period.........................................................................               --
                                                                                                 --------------
  End of period (including undistributed net investment income of $5,633).....................   $    3,554,496
                                                                                                 ==============

        The accompanying notes are an integral part of the financial statements.

18  Balanced Strategy Fund

Balanced Strategy Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each year or period and other performance information derived from the financial statements.

                                                                     1997(*)
                                                                  ------------
Net Asset Value, Beginning of Period .........................    $      10.00
                                                                  ------------
Income From Investment Operations:
  Net investment income ......................................             .09
  Capital gain distributions from Underlying Funds ...........             .85
  Net realized and unrealized gain (loss) on investments .....            (.83)
                                                                  ------------
    Total Income From Investment Operations ..................             .11
                                                                  ------------
Less Distributions:
  Net investment income ......................................            (.09)
  In excess of net investment income .........................            (.15)
  Net realized gain on investments ...........................            (.41)
                                                                  ------------
    Total Distributions ......................................            (.65)
                                                                  ------------
Net Asset Value, End of Period ...............................    $       9.46
                                                                  ============
Total Return (%)(a) ..........................................            1.04

Ratios/Supplemental Data:
  Net Assets, end of period ($000 omitted) ...................           3,554

  Ratios to average net assets (%):
    Operating expenses, net (b)(c) ...........................             .25
    Operating expenses, gross (c)(d) .........................            4.03
    Net investment income (d) ................................            1.30
  Portfolio turnover rate (%)(b) .............................           29.58


* For the period September 16, 1997 (commencement of operations) to December 31, 1997.
(a) Periods less than one year are not annualized.
(b) The ratios for the period September 16, 1997 (commencement of operations) to December 31, 1997 are annualized.
(c) See Note 4 for current period amounts.
(d) The ratio has not been annualized due to the Fund's short period of operation.

                                                      Balanced Strategy Fund  19

Moderate Strategy Fund

Statement of Net Assets

December 31, 1997

                                            Number
                                              of                 Market
                                            Shares                Value
                                           --------            ----------
Investments
  Portfolios of the Frank Russell
  Investment Company Series Mutual Fund
  - Class S Shares

Domestic Equities - 30.6%
Diversified Equity Fund                     1,028              $   44,865
Quantitative Equity Fund                    1,218                  44,795
Real Estate Securities Fund                   650                  20,051
Special Growth Fund                           179                   8,188
                                                               ----------
                                                                  117,899
                                                               ----------
International Equities - 11.4%
Emerging Markets Fund                         691                   8,150
International Securities Fund                 654                  35,765
                                                               ----------
                                                                   43,915
                                                               ----------
Bonds - 61.5%
Diversified Bond Fund                       4,502                 105,478
Volatility Constrained Bond Fund            6,881                 131,144
                                                               ----------
                                                                  236,622
                                                               ----------
Total Investments - 103.5%
(identified cost $411,829)(a)                                     398,436
                                                               ----------
Other Assets and Liabilities
Deferred organization expenses (Note 2)                            30,744
Other assets                                                       37,716
Liabilities (Note 4)                                              (81,769)
                                                               ----------
Total Other Assets and Liabilities, Net - (3.5%)                  (13,309)
                                                               ----------
Net Assets - 100.0%                                            $  385,127
                                                               ==========

                                                                 Market
                                                                  Value
                                                               ----------
Net Assets consist of:
Undistributed net investment income                            $    1,191
Accumulated distributions in excess of
  net realized gains                                                 (438)
Unrealized appreciation (depreciation)
  on investments                                                  (13,393)
Shares of beneficial interest                                         401
Additional paid-in capital                                        397,366
                                                               ----------
Net Assets                                                     $  385,127
                                                               ==========
Net Asset Value, offering and redemption price per share
 ($385,127 divided by 40,074 shares of $.01 par value
 shares of beneficial interest outstanding)                    $     9.61
                                                               ==========


(a) See Note 2 for federal income tax information.

        The accompanying notes are an integral part of the financial statements.

20  Moderate Strategy Fund

Moderate Strategy Fund

Statement of Operations

For the Period October 2, 1997 (Commencement of Operations) to December 31, 1997

Investment Income:
  Income distributions from Underlying Funds .....................................   $   2,562

Expenses (Notes 2 and 4):
  Management fees ....................................................    $    151
  Professional fees ..................................................       6,822
  Registration fees ..................................................      48,301
  Shareholder servicing fees .........................................         141
  Amortization of deferred organization expenses .....................       1,613
  Miscellaneous ......................................................          50
                                                                          --------
  Expenses before reductions .........................................      57,078
  Expense reductions (Note 4) ........................................     (56,937)
                                                                          --------
    Total Expenses ...............................................................         141
                                                                                     ---------
  Net investment income ..........................................................       2,421
                                                                                     ---------
Realized and Unrealized
  Gain (Loss) on Investments (Notes 2 and 3)
Net realized gain (loss) from:
  Investments ........................................................        (439)
  Capital gain distributions from Underlying Funds ...................      13,286      12,847
                                                                          --------
Net change in unrealized appreciation or depreciation of investments .............     (13,393)
                                                                                     ---------
Net gain (loss) on investments ...................................................        (546)
                                                                                     ---------
Net increase (decrease) in net assets resulting from operations ..................   $   1,875
                                                                                     =========

        The accompanying notes are an integral part of the financial statements.

                                                      Moderate Strategy Fund  21

Moderate Strategy Fund

Statement of Changes in Net Assets

For the Period October 2, 1997 (Commencement of Operations) to December 31, 1997

Increase (Decrease) in Net Assets
From Operations:
  Net investment income .....................................................    $   2,421
  Net realized gain (loss) ..................................................       12,847
  Net change in unrealized appreciation or depreciation .....................      (13,393)
                                                                                 ---------
    Net increase (decrease) in net assets resulting from operations .........        1,875
                                                                                 ---------
From Distributions to Shareholders:
  Net investment income .....................................................       (2,421)
  In excess of net investment income ........................................       (2,985)
  Net realized gain on investments ..........................................       (9,109)
                                                                                 ---------
    Total Distributions to Shareholders .....................................      (14,515)
                                                                                 ---------
From Fund Share Transactions:
  Net increase (decrease) in net assets from Fund share transactions (Note 5)      397,767
                                                                                 ---------
Total Net Increase (Decrease) in Net Assets .................................      385,127

Net Assets
  Beginning of period .......................................................         --
                                                                                 ---------
  End of period (including undistributed net investment income of $1,191) ...    $ 385,127
                                                                                 =========

        The accompanying notes are an integral part of the financial statements.

22  Moderate Strategy Fund

Moderate Strategy Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each year or period and other performance information derived from the financial statements.

                                                                       1997(*)
                                                                     -----------
Net Asset Value, Beginning of Period ...........................     $    10.00
                                                                     -----------
Income From Investment Operations:
  Net investment income ........................................            .07
  Capital gain distributions from Underlying Funds .............            .38
  Net realized and unrealized gain (loss) on investments .......           (.46)
                                                                     ----------
    Total Income From Investment Operations ....................           (.01)
                                                                     ----------
Less Distributions:
  Net investment income ........................................           (.07)
  In excess of net investment income ...........................           (.07)
  Net realized gain on investments .............................           (.24)
                                                                     ----------
    Total Distributions ........................................           (.38)
                                                                     ----------
Net Asset Value, End of Period .................................     $     9.61
                                                                     ==========
Total Return (%)(a) ............................................           (.06)

Ratios/Supplemental Data:
  Net Assets, end of period ($000 omitted) .....................            385
  Ratios to average net assets (%):
    Operating expenses, net (b)(c) .............................            .25
    Operating expenses, gross (c)(d) ...........................             --
    Net investment income (e) ..................................           1.01

  Portfolio turnover rate (%)(b) ...............................           9.66


* For the period October 2, 1997 (commencement of operations) to December 31, 1997.
(a) Periods less than one year are not annualized.
(b) The ratios for the period October 2, 1997 (commencement of operations) to December 31, 1997 are annualized.
(c) See Note 4 for current period amounts.
(d) The ratio is not meaningful due to the Fund's short period of operation.
(e) The ratio has not been annualized due to the Fund's short period of operation.

                                                      Moderate Strategy Fund  23

Conservative Strategy Fund

Statement of Net Assets

December 31, 1997

                                          Number
                                            of        Market
                                          Shares       Value
                                         --------    ---------
Investments
  Portfolios of the Frank Russell
  Investment Company Series Mutual Fund
  - Class S Shares

Domestic Equities - 16.7%
Diversified Equity Fund                        27    $   1,182
Quantitative Equity Fund                       38        1,414
Real Estate Securities Fund                    39        1,189
                                                     ---------
                                                         3,785
                                                     ---------
International Equities - 6.2%
Emerging Markets Fund                          20          239
International Securities Fund                  21        1,162
                                                     ---------
                                                         1,401
                                                     ---------
Bonds - 79.2%
Diversified Bond Fund                         176        4,125
Volatility Constrained Bond Fund              723       13,789
                                                     ---------
                                                        17,914
Total Investments - 102.1%
(identified cost $23,440)(a)                            23,100

Other Assets and Liabilities,
Net - (2.1%)                                              (480)
                                                     ---------
Net Assets - 100.0%                                  $  22,620
                                                     =========

(a) See Note 2 for federal income tax information.

        The accompanying notes are an integral part of the financial statements.

24  Conservative Strategy Fund

Conservative Strategy Fund

Statement of Assets and Liabilities

December 31, 1997

Assets
Investments at market (identified cost $23,440)(Note 2) ...............  $  23,100
Receivable from manager (Note 4) ......................................     72,645
                                                                         ---------
    Total Assets ......................................................     95,745

Liabilities
Payables:
  Accrued fees to affiliates (Note 4) ......................  $  66,072
  Other accrued expenses ...................................      7,053
                                                              ---------
    Total Liabilities .................................................     73,125
                                                                         ---------
Net Assets ............................................................  $  22,620
                                                                         =========
Net Assets consist of:
Undistributed net investment income ...................................  $      78
Unrealized appreciation (depreciation) on investments .................       (340)
Shares of beneficial interest .........................................         23
Additional paid-in capital ............................................     22,859
                                                                         ---------
Net Assets ............................................................  $  22,620
                                                                         =========
Net Asset Value, offering and redemption price per share:
($22,620 divided by 2,289 shares of $ 01 par value
shares of beneficial interest outstanding) ............................  $    9.88
                                                                         =========

        The accompanying notes are an integral part of the financial statements.

                                                  Conservative Strategy Fund  25

Conservative Strategy Fund

Statement of Operations

For the Period November 7, 1997 (Commencement of Operations) to December 31, 1997

Investment Income:
  Income distributions from Underlying Funds ...............................................  $    157

Expenses(Notes 2 and 4):
  Management fees ..............................................................    $      8
  Professional fees ............................................................       6,523
  Registration fees ............................................................      48,237
  Shareholder servicing fees ...................................................           8
  Amortization of deferred organization expenses ...............................      32,357
  Miscellaneous ................................................................          51
                                                                                    --------
  Expenses before reductions ...................................................      87,184
  Expense reductions (Note 4) ..................................................     (87,176)
                                                                                    --------
    Total Expenses .........................................................................         8
                                                                                              --------
Net investment income ......................................................................       149
                                                                                              --------
Realized and Unrealized
  Gain (Loss) on Investments (Notes 2 and 3)
Net realized gain (loss) from capital gain distributions from Underlying Funds..............       501
Net change in unrealized appreciation or depreciation of investments .......................      (340)
                                                                                              --------
Net gain (loss) on investments .............................................................       161
                                                                                              --------
Net increase (decrease) in net assets resulting from operations ............................  $    310
                                                                                              ========

        The accompanying notes are an integral part of the financial statements.

26  Conservative Strategy Fund

Conservative Strategy Fund

Statement of Changes in Net Assets

For the Period November 7, 1997 (Commencement of Operations) to December 31, 1997

Increase (Decrease) in Net Assets
From Operations:
  Net investment income ......................................................   $    149
  Net realized gain (loss) ...................................................        501
  Net change in unrealized appreciation or depreciation ......................       (340)
                                                                                 --------
    Net increase (decrease) in net assets resulting from operations ..........        310
                                                                                 --------
From Distributions to Shareholders:
  Net investment income ......................................................       (149)
  In excess of net investment income .........................................        (72)
  Net realized gain on investments ...........................................       (351)
                                                                                 --------
    Total Distributions to Shareholders ......................................       (572)
                                                                                 --------
From Fund Share Transactions:
  Net increase (decrease) in net assets from Fund share transactions (Note 5).     22,882
                                                                                 --------
Total Net Increase (Decrease) in Net Assets ..................................     22,620

Net Assets
  Beginning of period ........................................................       --
                                                                                 --------
  End of period (including undistributed net investment income of $78) .......   $ 22,620
                                                                                 ========

        The accompanying notes are an integral part of the financial statements.

                                                  Conservative Strategy Fund  27

Conservative Strategy Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each year or period and other performance information derived from the financial statements.

                                                                       1997(*)
                                                                     ----------
Net Asset Value, Beginning of Period ..............................  $   10.00
                                                                     ---------
Income From Investment Operations:
  Net investment income ...........................................        .07
  Capital gain distributions from Underlying Funds ................        .23
  Net realized and unrealized gain (loss) on investments ..........       (.16)
                                                                     ---------
    Total Income From Investment Operations .......................        .14
                                                                     ---------
Less Distributions:
  Net investment income ...........................................       (.07)
  In excess of net investment income ..............................       (.03)
  Net realized gain on investments ................................       (.16)
                                                                     ---------
    Total Distributions ...........................................       (.26)
                                                                     ---------
Net Asset Value, End of Period ....................................  $    9.88
                                                                     =========
Total Return (%)(a) ...............................................       1.36

Ratios/Supplemental Data:
  Net Assets, end of period ($000 omitted) ........................         23

  Ratios to average net assets (%):
    Operating expenses, net (b)(c) ................................        .25
    Operating expenses, gross (c)(d) ..............................         --
    Net investment income (e) .....................................        .67

  Portfolio turnover rate (%)(b) ..................................       0.00


* For the period November 7, 1997 (commencement of operations) to December 31, 1997.
(a) Periods less than one year are not annualized.
(b) The ratios for the period November 7, 1997 (commencement of operations) to December 31, 1997 are annualized.
(c) See Note 4 for current period amounts.
(d) The ratio is not meaningful due to the Fund's short period of operation.
(e) The ratio has not been annualized due to the Fund's short period of operation.

28  Conservative Strategy Fund

LifePoints(R) Funds

Notes to Financial Statements

December 31, 1997

1. Organization

   Frank Russell Investment Company (the "Investment Company") is a series mutual fund with 28 different investment portfolios, referred to as "Funds." These financial statements report on five LifePoints(R) Funds, each of which has distinct investment objectives and strategies. The Investment Company is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. It is organized and operates as a Massachusetts business trust under an amended master trust agreement dated July 26, 1984. The Investment Company's master trust agreement permits the Board of Trustees to issue an unlimited number of full and fractional Class E shares of beneficial interest at a $.01 par value. The Investment Company has available Class D shares of the Fund as of August 18, 1997; however, shares have not been offered on this class as of the date of these financial statements.

   Each of the LifePoints Funds allocates its assets by investing in a combination of Class S shares of the Investment Company's portfolios (the "Underlying Funds"). Each of the LifePoints Funds will adjust its investments within set limits based on Frank Russell Investment Management Company's ("FRIMCo" or "Manager") outlook for the economy, financial markets and relative market valuation of the asset classes represented by each Underlying Fund. However, the LifePoints Funds may deviate from set limits when, in FRIMCo's opinion, it is necessary to do so to pursue a LifePoints Fund's investment objective. The amounts allocated to each Underlying Fund by each LifePoints Fund will generally vary within 10% of the percentages specified below: LifePoints(R) Funds

                                                       Asset Allocation Ranges
                                  --------------------------------------------------------------------
                                    Equity
                                   Balanced    Aggressive     Balanced       Moderate   Conservative
                                   Strategy    Strategy       Strategy       Strategy     Strategy
Asset Class/Underlying Funds        Fund        Fund           Fund           Fund         Fund
----------------------------      ---------------------------------------------------------------------
Equities
  US Equities
    Diversified Equity                  30%          21%            16%            11%          5%
    Special Growth                      10           11             5              2            -
    Quantitative Equity                 30           21             16             11           6
    Real Estate Securities              5            5              5              5            5

  International Equities
    International Securities            20           19             14             9            5
    Emerging Markets                    5            5              3              2            1
Bonds
    Diversified Bond                    -            -              25             27           18
    Volatility Constrained Bond         -            -              -              33           60
    Multistrategy Bond                  -            18             16             -            -


   Objectives of the Underlying Funds:

   Diversified Equity Fund: To provide income and capital growth by investing principally in equity securities.

   Special Growth Fund: To maximize total return primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from the Diversified Equity Fund, by investing in equity securities.

   Quantitative Equity Fund: To provide a total return greater than the total return of the US stock market as measured by the Russell 1000(R) Index over a market cycle of four to six years, while maintaining volatility and diversification similar to the Index by investing in equity securities.

   Real Estate Securities Fund: To achieve a high level of total return generated through above-average current income, while maintaining the potential for capital appreciation by investing primarily in the equity securities of companies in the real estate industry.

                                               Notes to Financial Statements  29

LifePoints(R) Funds

   International Securities Fund: To provide favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies, and securities issued by non-US governments.

   Emerging Markets Fund: To maximize total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from developed market international portfolios.

   Diversified Bond Fund: To provide effective diversification against equities and a stable level of cash flow by investing in fixed-income securities.

   Volatility Constrained Bond Fund: To preserve capital and generate current income consistent with the preservation of capital by investing primarily in fixed-income securities with low-volatility characteristics.

   Multistrategy Bond Fund: To provide maximum total return, primarily through capital appreciation and by assuming a higher level of volatility than is ordinarily expected from broad fixed-income market portfolios, by investing in fixed-income securities.

   Financial statements of the Underlying Funds can be obtained by calling the Office of Shareholder Inquiries at (800) RUSSEL4, (800) 787-7354.

2. Significant Accounting Policies

   The Funds' financial statements are prepared in accordance with generally accepted accounting principles ("GAAP") which require the use of management estimates. The following is a summary of the significant accounting policies followed by the Funds in the preparation of these financial statements.

   Security valuation: Investments in Underlying Funds are valued at the net asset value per share of each Underlying Fund as of the close of regular trading on the New York Stock Exchange. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

   Investment transactions: Securities transactions of the Underlying Funds are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of specific identified cost.

   Investment income: Distributions of income and capital gains from the Underling Funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

   Federal income taxes: As a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund's shareholders without regard to the income and capital gains (or losses) of the other Funds.

   It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Therefore, no federal income tax provision was required for the Funds.

   The aggregate cost of investments and the composition of gross unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 1997 were as follows:

                                                  Gross              Gross          Net Unrealized
                                Federal Tax     Unrealized         Unrealized        Appreciation
                                   Cost        Appreciation      (Depreciation)     (Depreciation)
                             ---------------   ------------      --------------     --------------
Equity Balanced Strategy     $     3,432,889   $         --      $     (217,275)    $     (217,275)
Aggressive Strategy                5,950,702             --            (312,107)          (312,107)
Balanced Strategy                  3,862,686            437            (164,954)          (164,517)
Moderate Strategy                    411,829            192             (13,585)           (13,393)
Conservative Strategy                 23,440             16                (356)              (340)


30  Notes to Financial Statements

LifePoints(R) Funds

   Dividends and distributions to shareholders: Income dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income tax on any remaining undistributed capital gains and net investment income.

   The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP relate primarily to certain securities sold at a loss. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset value.

   The following reclassifications have been made to reflect activity for the year ended December 31, 1997:

                                 Undistributed         Accumulated
                                 Net Investment        Net Realized
                                     Income             Gain (Loss)
                                ----------------     ---------------
  Equity Balanced Strategy      $         78,967     $       (78,967)
  Aggressive Strategy                    122,333            (122,333)
  Balanced Strategy                       62,345             (62,345)
  Moderate Strategy                        4,176              (4,176)
  Conservative Strategy                      150                (150)


   Expenses: The Funds incur shareholder servicing fees, management fees, and other operating expenses other than those expressly assumed by FRIMCo. Certain expenses not directly attributable to any one Fund but applicable to all Funds, such as Trustee fees, insurance, legal and other expenses will be allocated to each Fund based on each Fund's net assets. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds.

   Deferred organization expenses: Organization and initial registration costs of the Equity Balanced Strategy Fund, Aggressive Strategy Fund, Balanced Strategy Fund, and Moderate Strategy Fund have been deferred and are being amortized over 60 months on a straight-line basis.

3. Investment Transactions

   Securities: During the period ended December 31, 1997, purchases and sales of the Underlying Funds were as follows:

                                      Purchases        Sales
                                     ------------  ------------
  Equity Balanced Strategy           $  3,674,885  $    201,985
  Aggressive Strategy                   6,454,589       435,450
  Balanced Strategy                     4,031,433       151,810
  Moderate Strategy                       418,874         6,606
  Conservative Strategy                    23,440            --


4. Related Parties

   Manager: The Investment Company has an investment advisory agreement with the Manager under which the Manager directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. The Funds are charged a fee by the Manager equal to 0.25% of average daily net assets. For the period ended December 31, 1997, the Manager voluntarily agreed to waive the management fee of 0.25% of average daily net assets.

   The manager has voluntarily agreed to reimburse the Funds for all expenses excluding manager fees and shareholder servicing fees.

                                               Notes to Financial Statements  31

LifePoints(R) Funds

   The waivers and reimbursements as of December 31, 1997 were as follows:

                                 Management        Reimbursed    Total Expense
                                 Fees Waived       by FRIMCo       Reductions
                                --------------     ----------   ---------------
  Equity Balanced Strategy      $        1,140     $   61,796   $        62,936
  Aggressive Strategy                    1,727         64,455            66,182
  Balanced Strategy                      1,187         62,956            64,143
  Moderate Strategy                        151         56,786            56,937
  Conservative Strategy                      8         87,168            87,176


   Transfer agent: The Funds have a contract with FRIMCo to provide transfer agent services to the Investment Company. The Funds were not charged a fee for this service for the period ended December 31, 1997.

   Distributor and Shareholder Servicing: Pursuant to the Distribution Agreement with Investment Company, Russell Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Administrator, serves as distributor for all Investment Company portfolio shares, including the Funds.

   The Investment Company has adopted a Shareholder Services Plan ("Services Plan") under which it may make payments to the distributor or any investment advisors, banks, broker-dealers, financial planners or other financial institutions ("Servicing Agents") for any activities or expenses primarily intended to assist, support or service the Servicing Agents' clients who beneficially own shares of the LifePoints Funds. Payments under the Services Plan are calculated daily and paid quarterly by the Investment Company, at an annual rate of 0.25% of the average daily net assets of a LifePoints Fund's Shares.

   Accrued fees payable to affiliates as of December 31, 1997 were as follows:

                              Other Fees
                              Payable to      Shareholder
                               Manager       Servicing Fees        Totals
                             ------------    --------------     ------------
  Equity Balanced Strategy   $     54,732    $        1,064     $     55,796
  Aggressive Strategy              50,356             1,651           52,007
  Balanced Strategy                51,854             1,150           53,004
  Moderate Strategy                60,007               141           60,148
  Conservative Strategy            66,064                 8           66,072
                             ------------    --------------     ------------
                             $    283,013    $        4,014     $    287,027
                             ============    ==============     ============

   Receivable from Manager for reimbursement of expenses as of December 31, 1997 were as follows:

  Equity Balanced Strategy   $     35,941
  Aggressive Strategy              34,224
  Balanced Strategy                34,224
  Moderate Strategy                36,206
  Conservative Strategy            72,645
                             ------------
                             $    213,240
                             ============

   Board of Trustees: The Investment Company pays each of its Trustees not affiliated with FRIMCo a retainer of $20,000 per year plus out-of-pocket expenses. Total Trustee expenses were $101,243 for the period ended December 31, 1997, and were allocated to each Fund on a pro rata basis, including 23 other affiliated funds not represented herein. The LifePoints Funds have been reimbursed by FRIMCo for this expense.

32  Notes to Financial Statements

LifePoints(R) Funds

5. Fund Share Transactions

   Share transactions for the period ended December 31, 1997, were as follows:

                                                  Shares            Dollars
                                             ------------        ------------
   Equity Balanced Strategy (b)
     Proceeds from Shares Sold                    313,780        $  3,028,465
     Proceeds from reinvestment
       of distributions                            27,548             244,906
     Payments for shares redeemed                  (3,196)            (30,112)
                                             ------------        ------------
     Total net increase (decrease)                338,132        $  3,243,259
                                             ============        ============

   Aggressive Strategy (a)
     Proceeds from Shares Sold                    552,413        $  5,431,416
     Proceeds from reinvestment
       of distributions                            35,751             329,624
     Payments for shares redeemed                  (7,700)            (75,895)
                                             ------------        ------------
     Total net increase (decrease)                580,464        $  5,685,145
                                             ============        ============

   Balanced Strategy (a)
     Proceeds from Shares Sold                    358,855        $  3,571,839
     Proceeds from reinvestment
       of distributions                            19,490             185,933
     Payments for shares redeemed                  (2,777)            (27,476)
                                             ------------        ------------
     Total net increase (decrease)                375,568        $  3,730,296
                                             ============        ============

   Moderate Strategy (c)
     Proceeds from Shares Sold                     39,036        $    387,800
     Proceeds from reinvestment
       of distributions                             1,213              11,694
     Payments for shares redeemed                    (175)             (1,727)
                                             ------------        ------------
     Total net increase (decrease)                 40,074        $    397,767
                                             ============        ============

   Conservative Strategy (d)
     Proceeds from Shares Sold                      2,231        $     22,309
     Proceeds from reinvestment
       of distributions                                58                 573
                                             ------------        ------------
     Total net increase (decrease)                  2,289        $     22,882
                                             ============        ============


(a) For the period September 16, 1997 (commencement of sale of shares) to December 31, 1997.

(b) For the period September 30, 1997 (commencement of sale of shares) to December 31, 1997.

(c) For the period October 2, 1997 (commencement of sale of shares) to December 31, 1997.

(d) For the period November 7, 1997 (commencement of sale of shares) to December 31, 1997.

6. Beneficial Interest

    As of December 31, 1997 the following Funds have one or more shareholders with beneficial interest of greater than 10% of the total outstanding shares of each respective Fund: Equity Balanced Strategy 24.8%, and 16.7%, Aggressive Strategy 19.2% and 11.6%, Balanced Strategy 27.6%, Moderate Strategy 27.3%, 19.0%, and 17.7%, and Conservative Strategy 98.5%.

7. Subsequent Event

    On August 10, 1998, Frank Russell Company entered into an agreement with The Northwestern Mutual Life Insurance Co., an insurance organization, pursuant to which Northwestern Mutual Life will acquire all of the outstanding common stock of Frank Russell Company.


                                               Notes to Financial Statements  33

Report of Independent Accountants




To the Shareholders and Board
of Trustees of Frank Russell Investment Company:

We have audited the accompanying statements of net assets of each of the series of Frank Russell Investment Company (in this report comprised of Equity Balanced Strategy, Aggressive Strategy, Balanced Strategy, Moderate Strategy, and Conservative Strategy ("the Funds")), and the statement of assets and liabilities of the Conservative Strategy Fund as of December 31, 1997, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds enumerated above as of December 31, 1997, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein in conformity with generally accepted accounting principles.

Boston, Massachusetts
February 17, 1998,
except for Note 7 as
to which the date is
August 10, 1998                            /s/ PricewaterhouseCoopers LLP

34  Report of Independent Accountants

LifePoints(R) Funds

Tax Information

December 31, 1997 (Unaudited)



Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended December 31, 1997:

                              Total Long-Term                     20%
                               Capital Gains                 Capital Gains
                              ---------------               --------------
Equity Balanced Strategy      $       163,073               $       78,018
Conservative Strategy                     351                          165
Aggressive Strategy                   250,558                      122,013
Balanced Strategy                     129,168                       62,815
Moderate Strategy                       9,109                        4,326


                                                             Tax Information  35

Frank Russell Investment Company
909 A Street, Tacoma, Washington 98402
(800) 832-6688
In Washington (253) 627-7001


Trustees
  George F. Russell, Jr., Chairman
  Lynn L. Anderson
  Paul E. Anderson
  Paul Anton, PhD
  William E. Baxter
  Lee C. Gingrich
  Eleanor W. Palmer

Officers
  Lynn L. Anderson, President and Chief Executive Officer
  Peter Apanovitch, Manager of Short Term Investment Funds
  George W. Weber, Treasurer and Chief Accounting Officer
  Randall P. Lert, Director of Investments
  Karl Ege, Secretary and General Counsel

Manager and Transfer Agent
  Frank Russell Investment Management Company
  909 A Street
  Tacoma, WA  98402

Consultant
  Frank Russell Company
  909 A Street
  Tacoma, WA  98402

Custodian
  State Street Bank and Trust Company
  1776 Heritage Drive
  North Quincy, MA  02171

Office of Shareholder Inquires
  909 A Street
  Tacoma, WA  98402
  (800) RUSSEL4
  (800) 787-7354

Legal Counsel
  Stradley, Ronon, Stevens & Young, LLP
  2600 - One Commerce Square
  Philadelphia, PA  19103-7098

Independent Accountants
  Coopers & Lybrand L.L.P.
  One Post Office Square
  Boston, MA  02109

Distributor
  Russell Fund Distributors, Inc.
  909 A Street
  Tacoma, WA  98402

Money Managers of Underlying Funds

Diversified Equity
  Alliance Capital Management L.P., Minneapolis, MN
  Barclays Global Fund Advisors, San Francisco, CA
  Equinox Capital Management, Inc., New York, NY
  INVESCO Capital Management, Inc., Atlanta, GA
  Lincoln Capital Management Company, Chicago, IL
  Peachtree Asset Management, Atlanta, GA
  Schneider Capital Management, Wayne, PA
  Suffolk Capital Management, Inc., New York, NY
  Trinity Investment Management Corporation, Boston, MA

Special Growth
  Delphi Management, Inc., Boston, MA
  Fiduciary International, Inc., New York, NY
  GlobeFlex Capital, L.P., San Diego, CA
  Jacobs Levy Equity Management, Inc., Roseland, NJ
  Sirach Capital Management, Inc., Seattle, WA
  Wellington Management Company LLP, Boston, MA

Quantitative Equity
  Barclays Global Fund Advisors, San Francisco, CA
  Franklin Portfolio Associates, LLC, Boston, MA
  J.P. Morgan Investment Management, Inc., New York, NY

International Securities
  J.P. Morgan Investment Management, Inc., New York, NY
  Marathon Asset Management Limited, London, England
  Mastholm Asset Management, L.L.C., Bellevue, WA
  Oechsle International Advisors, Boston, MA
  Rowe Price-Fleming International, Inc., Baltimore, MD
  Sanford C. Bernstein & Co., Inc., New York, NY
  The Boston Company Asset Management, Inc., Boston, MA

Emerging Markets
  Genesis Asset Management, Ltd., London
  J.P. Morgan Investment Management, Inc., New York, NY
  Montgomery Asset Management, L.P., San Francisco, CA

Real Estate Securities
  AEW Capital Management, L.P., Boston, MA
  Cohen & Steers Capital Management, New York, NY

Diversified Bond
  Lincoln Capital Management Company, Chicago, IL
  Pacific Investment Management Company, Newport Beach, CA
  Standish, Ayer & Wood, Inc., Boston, MA

Volatility Constrained Bond
  BlackRock Financial Management, New York, NY
  STW Fixed Income Management, Ltd., Hamilton, Bermuda
  Standish, Ayer & Wood, Inc., Boston, MA

Multistrategy Bond
  BEA Associates, New York, NY
  Pacific Investment Management Company, Newport Beach, CA
  Standish, Ayer & Wood, Inc., Boston, MA

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Frank Russell Investment Company. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

36  Manager, Money Managers and Service Providers

                                                [LOGO OF RUSSELL]


                                                FRANK RUSSELL INVESTMENT COMPANY

                                                909 A Street
                                                Tacoma, WA 98402
                                                800-832-6688

                                                IN13(198)FF